UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03857

American Funds Insurance Series

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Gregory F. Niland

American Funds Insurance Series

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Insurance Series® Semi-annual report for the six months ended June 30, 2019

We believe in
investing in global
companies for
the long term.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may not receive paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive paper copies of all future reports free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company. Your election to receive paper reports will apply to all investment options available under your contract.

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products.

For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

45	Global Growth Fund

48	Global Small Capitalization Fund

51	Growth Fund

53	International Fund

56	New World Fund®

59	Blue Chip Income and Growth Fund

62	Global Growth and Income Fund

65	Growth-Income Fund

68	International Growth and Income Fund

71	Capital Income Builder®

76	Asset Allocation Fund

82	Global Balanced Fund

87	Bond Fund

92	Global Bond Fund

98	High-Income Bond Fund

102	Mortgage Fund

106	Ultra-Short Bond Fund

107	U.S. Government/AAA-Rated Securities Fund

112	Managed Risk Growth Fund

113	Managed Risk International Fund

114	Managed Risk Blue Chip Income and Growth Fund

115	Managed Risk Growth-Income Fund

117	Managed Risk Asset Allocation Fund

118	Financial statements

Fellow investors:

Global stocks advanced and several market indexes hit record highs in the six months ending June 30, 2019, with the MSCI ACWI (All Country World Index) 1,2 returning 16.23%. Investor sentiment improved as central banks around the world made it clear that the era of accommodative monetary policy is far from over, and as economies and earnings held up better than expected.

The United States had one of the strongest markets, as the MSCI USA Index1,3 climbed 18.79%, touching new all-time highs. While U.S. stocks strongly rallied coming out of a downturn toward the end of 2018, economic data was mixed. The U.S. economy grew at a strong 3.1% annual rate in the first quarter, but is expected to slow in the second quarter, and the labor market showed signs of plateauing. In May, only 75,000 jobs were added to the workforce, and wages grew 3.1% from the previous year — the slowest pace since September. The Conference Board’s consumer confidence index declined to its lowest point in nearly two years, likely due to rising trade tensions, but S&P 500 constituent firms reported upside corporate earnings surprises — particularly within communication services — which kept sentiment high.

Information technology stocks led markets higher for the first half of 2019, extending gains after a particularly strong first quarter. Cyclical stocks rallied as officials with the U.S. Federal Reserve and the European Central Bank suggested that interest rate cuts or other stimulus measures could be on the way. Health care, a traditionally defensive sector, lagged the overall market. Calls for drastic drug pricing reform by 2020 presidential candidates have weighed on sentiment and pressured stocks within the biotechnology industry. Energy stocks declined as crude oil prices dropped in early June.

The U.S. Federal Reserve kept the fed funds rate flat at 2.5% at its January, March and June meetings and said it expected no further increases for the rest of 2019. Recently, the Fed has gone even further, signaling it is now likely to cut rates, and actually doing so on July 31. Other central banks around the world echoed that dovish tone. The European Central bank revived a previously halted stimulus plan and indicated that negative interest rates would remain in place through the end of 2019.

In Europe, stocks rose on the prospects of lower interest rates and steady earnings despite continuing political turmoil, including the announced resignation of U.K. Prime Minster Theresa May amid stalled Brexit negotiations. Overall, the MSCI Europe Index1 gained 15.80% year-to-date. Elsewhere among developed markets, Japanese stocks rebounded in the first quarter despite an economic slowdown, with the MSCI Japan Index posting a 7.75% gain for the period but trailing other major global markets as exports remained weak. Emerging markets stocks fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries. Overall, the MSCI Emerging Markets Investible Market Index1,4 gained 10.14% for the six months.

See page 2 for footnotes.

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.

American Funds Insurance Series	1

In bond markets, the Bloomberg Barclays U.S. Corporate Investment Grade Index5,6 gained 9.85% and the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index5,7 rose 9.94% as investors sought higher yields than those offered by U.S. Treasuries. Bloomberg Barclays Global Aggregate Index5,8 climbed 5.57%, while the Bloomberg Barclays U.S. Aggregate Index5,9 increased 6.11%. The 10-year Treasury yield, which stood at 2.69% on December 31, 2018, fell to 2.00%. The J.P. Morgan Emerging Markets Bond Index Global10 gained 10.60%, aided by falling U.S. Treasury yields and a declining dollar against many emerging markets currencies.

The U.S. dollar was mixed but relatively unchanged against global currencies. In developed markets, the euro, Australian dollar and British pound slid 0.38%, 0.32% and 0.07%, respectively, while the Japanese yen advanced 1.83% and Canadian dollar gained 4.52% on the greenback.

The period was one of strong performance for American Funds Insurance Series, with most funds recording double-digit returns.

The road ahead

The U.S. economy has been resilient and strong, providing a good fundamental backdrop for the stock market. After a decline in the fourth quarter of 2018, investors have enjoyed a sharp recovery in the first half of 2019. In the midst of this positive environment, potential sources of volatility remain, the largest of which is probably the U.S.-China trade struggle. There is bipartisan support for reining in China on trade-related issues, so it appears that even if a deal is reached in the short term, the dispute may be a lengthy one — and markets may continue to rise and fall on the news. Other geopolitical tensions, such as developments regarding Iran, Russia, Venezuela and North Korea, also bear monitoring. In the U.K., while the fate of Brexit seems to drag on, there is some chance that come October 31, 2019, there will be a resolution. In the event of a hard Brexit, we would expect markets to react negatively. All of these events have the potential to move markets but we shouldn’t consider them all negative — they could also move markets forward if they resolve in a more positive way.

We had been on a trajectory of normalization of interest rates but geopolitical tensions and some evidence of a cooling U.S. economy, along with a fall in 10-year Treasury rates, have put pressure on the Fed to cut rates, which is expected to be helpful to markets. We will see if the economy responds in a positive way or if the Fed will have to cut further. With the bond market seemingly anticipating an economic slowdown while the equity market is anticipating continued growth, we could see market volatility reappear in the comings months.

We remain confident in our ability to find attractive companies for the long term. We continue to stay the course of conducting deep fundamental research with a long-term horizon, as well as an eye toward valuation and risk. We are optimistic that our robust investment process and our ability to identify solid companies at good valuations based on bottom-up analysis can serve our investors well in the long run.

We continue to have confidence this will remain the case, and thank you for your support. We look forward to reporting to you again in six months’ time.

Sincerely,

Donald D. O’Neal
Co-President

Alan N. Berro
Co-President

August 13, 2019

[1]	Source: MSCI.
[2]	The MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.
[3]	The MSCI USA Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the U.S. portion of the world market.
[4]	The MSCI Emerging Markets Investable Markets Index (IMI) is a free float-adjusted market capitalization-weighted index that is designed to measure results of the large-, mid- and small-capitalization segments of more than 20 emerging equity markets.
[5]	Source: Bloomberg Index Services Ltd.
[6]	The Bloomberg Barclays U.S. Corporate Investment Grade Index represents the universe of investment grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specific maturity, liquidity and quality requirements.
[7]	The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[8]	The Bloomberg Barclays Global Aggregate Index represents the global investment-grade fixed income markets.
[9]	The Bloomberg Barclays U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.
[10]	The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, including Brady bonds, loans and Eurobonds.

2	American Funds Insurance Series

Summary investment portfolios

Summary investment portfolios are designed to streamline this report and help investors better focus on the funds’ principal holdings. Ultra-Short Bond Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund show a complete listing of portfolio holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings for each fund in the series.

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The series investment adviser waived a portion of its management fees for all existing funds from September 1, 2004, through December 31, 2008, for Global Growth and Income Fund from May 1, 2006, through December 31, 2008, for International Growth and Income Fund from November 18, 2008, through December 31, 2008, for U.S. Government/AAA-Rated Securities Fund from July 1, 2010, through December 31, 2010, and for Blue Chip Income and Growth Fund from February 1, 2014, through January 31, 2015.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of the funds’ net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk Growth Fund, Managed Risk International Fund and Managed Risk Blue Chip Income and Growth Fund. The waivers and reimbursements will be in effect through at least May 1, 2020, unless modified or terminated by the series board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursements. The waivers may only be modified or terminated with the approval of the series board. Applicable fund results shown reflect the waivers and reimbursements, without which results would have been lower. See the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series – International FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Blue Chip Income and Growth Fund pursues its objective by investing in shares of American Funds Insurance Series – Blue Chip Income and Growth FundSM and American Funds Insurance Series – U.S. Government/AAA-Rated Securities FundSM. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series – Growth-Income FundSM and American Funds Insurance Series – Bond FundSM. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series – Asset Allocation Fund.SM The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund rose 21.41% for the six months ended June 30, 2019, compared with a 16.23% increase for the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks, as measured by the MSCI ACWI, rallied for much of the first half of 2019 supported by better-than-expected U.S. economic data and accommodative monetary policies in the U.S., Europe and China. Signs of progress in U.S.-China trade negotiations also boosted investor sentiment except for part of May when U.S.-China trade talks broke down. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries. In Europe, markets advanced along with global equities despite ongoing signs of weakening economic data in the 19-member eurozone.

An eclectic mix of information technology and consumer discretionary investments boosted the fund’s relative returns. Information technology sector stocks ASML and Paycom outpaced the wider market and were among the top contributors to the fund’s relative returns. Consumer discretionary stock Amazon also helped the fund’s relative returns, boosted by revenue growth.

Investments in consumer staples were the biggest drag on relative results. Walgreens Boots Alliance Inc. hindered returns after its shares plunged in April on weak fiscal second-quarter results.

On a geographic basis, stocks of companies domiciled in the Netherlands and U.S. were additive to results, while stocks of companies based in the U.K. and Canada lagged on a relative basis.

Despite soaring valuations, the fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products, and whose values are not yet fully reflected in their share prices.

Country diversification	Percent of net assets
The Americas
United States	45.2%
Other	1.9
47.1

Europe
United Kingdom	6.6
Netherlands	6.2
France	5.6
Switzerland	4.5
Germany	2.3
Russian Federation	1.3
Denmark	1.2
Sweden	1.0
Other	1.3
30.0

Asia/Pacific Basin
China	4.6
Taiwan	3.5
Hong Kong	3.5
Japan	2.7
India	2.1
Other	2.1
18.5

Other regions
South Africa	1.1

Short-term securities & other assets less liabilities	3.3

Total	100.0%

4	American Funds Insurance Series

Global Growth Fund

Largest equity securities[2]	Percent of net assets
Amazon	6.74%
ASML	3.84
Microsoft	3.63
TSMC	3.51
Alphabet	3.19
Visa	3.14
AIA Group	2.56
Alibaba Group	2.49
Airbus	2.45
Broadcom	2.22

Total returns based on a $1,000 investment
For periods ended June 30, 2019[3]
	6 months	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Expense ratio

Class 1	21.41%	7.31%	9.53%	12.66%	9.91%	.55%
Class 1A	21.23	7.01	9.27	12.38	9.63	.80
Class 2	21.25	7.05	9.26	12.38	9.63	.80
Class 4	21.07	6.78	8.98	12.14	9.38	1.05

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund increased 20.30% for the six months ended June 30, 2019. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, gained 15.01%.

Global stocks, as measured by the MSCI ACWI, rallied for much of the first half of 2019 supported by better-than-expected U.S. economic data and accommodative monetary policies in the U.S., Europe and China. Optimism about U.S.-China trade negotiations also boosted investor sentiment except for part of May when U.S.-China trade talks broke down. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries. In Europe, markets advanced along with global equities despite ongoing signs of weakening economic data in the 19-member eurozone.

Fund holdings in the information technology sector contributed the most to relative returns. Information technology stock Paycom widely outpaced the broader market and was among the fund’s top contributors over the period. However, the fund’s holdings of health care companies Evolent Health and Allakos detracted from returns.

While investments in U.S. companies were additive to returns, investments in companies domiciled in Mexico detracted.

The fund’s portfolio managers continue to seek investment opportunities in undervalued companies that have the potential to change industries and benefit shareholders. They believe rigorous bottom-up research into each potential equity investment can help achieve this goal. The fund currently holds nearly 300 companies diversified across geographies and industries. As always, we maintain our commitment to investing for the long term.

Country diversification	Percent of net assets
The Americas
United States	41.1%
Brazil	2.3
Canada	1.5
Other	1.3
46.2

Asia/Pacific Basin
India	5.6
China	5.1
Japan	5.1
Philippines	2.0
Hong Kong	1.6
Australia	1.1
Taiwan	1.0
South Korea	1.0
Other	1.2
23.7

Europe
United Kingdom	8.3
Germany	3.0
Italy	2.3
Sweden	2.1
Netherlands	2.1
Switzerland	1.6
Other	3.3
22.7

Short-term securities & other assets less liabilities	7.4

Total	100.0%

Largest equity securities[2]	Percent of net assets
GW Pharmaceuticals	3.20%
Insulet	2.81
Haemonetics	1.57
Kotak Mahindra Bank	1.51
International Container Terminal Services	1.46
frontdoor	1.24
CONMED	1.18
Integra LifeSciences Holdings	1.14
Paycom	1.11
Essent Group	1.08

6	American Funds Insurance Series

Global Small Capitalization Fund

Total returns based on a $1,000 investment
For periods ended June 30, 2019[3]
	6 months	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Expense ratio

Class 1	20.30%	3.18%	6.00%	10.70%	9.47%	.74%
Class 1A	20.21	2.90	5.75	10.43	9.20	.99
Class 2	20.16	2.90	5.73	10.42	9.20	.99
Class 4	20.05	2.65	5.47	10.16	8.93	1.24

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund gained 16.80% for the six months ended June 30, 2019, compared with a 18.54% increase in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equity markets shrugged off a sharp decline in December and rallied to all-time highs in April – achieving strong gains despite a volatile stretch in May. Solid economic growth and indications the U.S. Federal Reserve will keep interest rates low increased investor optimism that the economic expansion can be sustained longer than previously expected. Information technology stocks led markets higher, extending gains through June after a particularly strong first quarter. Outside the U.S., European stocks advanced despite signs of slowing economic growth and continued trade uncertainty. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries.

Companies in the communication services sector, led by Facebook and Netflix (which benefitted from strong user and revenue growth), contributed to relative results. Investments in the consumer discretionary and health-care sectors detracted from the fund’s relative results. The fund’s top detractor to returns was consumer discretionary company Tesla Inc. While Tesla has led an electric vehicle revolution in the automotive industry, it has experienced recent growing pains as it attacks the challenge of getting its moderately priced offerings built, delivered and serviced at volume.

Although U.S. economic growth remained solid, the fund’s portfolio managers are keeping a close watch on near-term economic indicators, such as wage growth, monetary policy and trade relations. Portfolio managers continue to favor well-positioned, growth-oriented companies that are capable of generating free cash flow in myriad near term economic environments and remain optimistic that our global research will help us identify attractive long-term investment opportunities.

Largest equity securities[2]	Percent of net assets
Facebook	5.60%
Microsoft	5.30
Amazon	3.60
Netflix	3.46
Alphabet	3.07
UnitedHealth Group	2.97
Broadcom	2.77
Intuitive Surgical	1.86
Home Depot	1.79
ServiceNow	1.76

8	American Funds Insurance Series

Growth Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	16.80%	6.22%	12.70%	15.37%	12.75%	.34%
Class 1A	16.66	5.96	12.44	15.09	12.47	.59
Class 2	16.65	5.95	12.42	15.09	12.47	.59
Class 3	16.68	6.02	12.50	15.17	12.55	.52
Class 4	16.51	5.70	12.14	14.82	12.19	.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund gained 14.94% for the six months ended June 30, 2019. Its benchmark, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.), increased 13.60%.

Global stocks, as measured by the MSCI ACWI, rallied for much of the first half of 2019 supported by better-than-expected U.S. economic data and accommodative monetary policies in the U.S., Europe and China. Signs of progress in U.S.-China trade negotiations also boosted investor sentiment except for part of May when U.S.-China trade talks broke down. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries. In Europe, markets advanced along with global equities despite ongoing signs of weakening economic data in the 19-member eurozone.

Investments in the financials and communication services sectors boosted relative returns with Indian companies Axis Bank and HDFC Bank among the top contributors thanks to favorable political and economic tail winds in India. Among the biggest detractors to relative returns was health-care sector stock Teva Pharmaceutical, whose stock price suffered amid continued opioid litigation.

The fund’s portfolio managers continue to monitor volatility and potential headwinds brought about by political and trade uncertainty. Given how late it may be in the current bull market, they seek opportunities in particular within those regions, countries and sectors less affected by these global headlines. Their focus on a company’s fundamental growth drivers and intrinsic worth is critical to helping them identify investments that they believe represent the best value over the long term.

Country diversification	Percent of net assets
Asia/Pacific Basin
Japan	14.0%
China	11.4
India	8.4
Hong Kong	7.4
South Korea	3.3
Australia	1.4
Philippines	1.2
Other	1.3
48.4

Europe
France	10.3
United Kingdom	8.6
Switzerland	5.3
Germany	4.0
Netherlands	2.3
Spain	1.9
Other	2.1
34.5

The Americas
Canada	2.8
Brazil	2.7
United States	1.4
Other	.3
7.2

Other regions
Other	1.8

Short-term securities & other assets less liabilities	8.1

Total	100.0%

Largest equity securities[2]	Percent of net assets
AIA Group	4.49%
Airbus	4.30
HDFC Bank	3.51
Novartis	2.92
Alibaba Group	2.48
Tencent	2.11
Kotak Mahindra Bank	1.77
Samsung Electronics	1.76
Vale	1.68
Pernod Ricard	1.42

10	American Funds Insurance Series

International Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	14.94%	0.08%	4.34%	7.89%	8.10%	.53%
Class 1A	14.76	–0.15	4.09	7.62	7.83	.78
Class 2	14.78	–0.14	4.08	7.62	7.83	.78
Class 3	14.87	–0.08	4.16	7.70	7.90	.71
Class 4	14.68	–0.42	3.82	7.37	7.57	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund was up 19.23% for the six months ended June 30, 2019. Its benchmark index, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), was up 16.23%. The MSCI Emerging Markets Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), increased by 10.58%.

Global stocks, as measured by the MSCI ACWI, rallied for much of the first half of 2019 supported by better-than-expected U.S. economic data and accommodative monetary policies in the U.S., Europe and China. Signs of progress in U.S.-China trade negotiations also boosted investor sentiment except for part of May when U.S.-China trade talks broke down. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries. In Europe, markets advanced along with global equities despite ongoing signs of weakening economic data in the 19-member eurozone.

The fund’s relative returns outpaced emerging markets in general. Investments in the information technology and consumer staples sectors were beneficial to the fund. Digital payment company PagSeguro rose on the back of strong revenue growth as it gained market share from established banks. Among detractors, Sony hindered returns as increased pressure from cloud-based gaming competitors soured market sentiment.

The fund’s portfolio managers continue to pursue a bottom-up approach to investing and search for undervalued companies with solid foundations around the world, as well as stocks that are domestically focused and more insulated from geopolitical events given increased volatility at this point in the market cycle.

Country diversification	Percent of net assets
Asia/Pacific Basin
India	12.7%
China	11.8
Japan	3.7
Taiwan	2.9
Hong Kong	3.8
Other	4.2
39.1

The Americas
United States	20.4
Brazil	11.9
Canada	1.5
Other	2.4
36.2

Europe
United Kingdom	5.2
France	3.0
Russian Federation	2.9
Switzerland	2.1
Germany	2.0
Other	2.9
18.1

Other regions
Other	1.3

Short-term securities & other assets less liabilities	5.3

Total	100.0%

Largest equity securities[2]	Percent of net assets
Reliance Industries	6.06%
PagSeguro	2.96
HDFC Bank	2.66
TSMC	2.65
Alibaba Group	2.16
AIA Group	2.02
Vale	1.89
Microsoft	1.87
B3	1.86
Kotak Mahindra Bank	1.72

12	American Funds Insurance Series

New World Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Expense ratio

Class 1	19.23%	6.90%	3.74%	7.80%	8.26%	.76%
Class 1A	19.10	6.66	3.49	7.53	8.00	1.01
Class 2	19.07	6.63	3.48	7.53	7.99	1.01
Class 4	18.96	6.40	3.23	7.27	7.73	1.26

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. Results for MSCI indexes reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	13

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Blue Chip Income and Growth Fund gained 11.14% for the six months ended June 30, 2019, trailing the 18.54% rise in its benchmark index, Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equity markets shrugged off a sharp decline in December and rallied to all-time highs in April – achieving strong gains despite a volatile stretch in May. Solid economic growth and indications that the U.S. Federal Reserve will keep interest rates low increased investor optimism that the economic expansion can be sustained longer than previously expected. Information technology stocks led markets higher, extending gains through June after a particularly strong first quarter. Outside the U.S., European stocks advanced despite signs of slowing economic growth and continued trade uncertainty. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries.

Investments in industrials helped the fund’s results relative to the index. Among the fund’s top contributors to relative returns within industrials was CSX, whose implementation of precision railroading should help position CSX for continued long-term growth. Another top contributor on a relative basis was materials sector stock Linde.

Fund holdings in the health care and energy sectors hindered relative returns. Investments in pharmaceutical companies, such as AbbVie and Amgen, hurt results relative to the index. Overall, this proved to be a relatively disappointing six months for the fund, but we continue to believe the focus on dividend-paying stocks will pay off over the long term.

Nearer term, the fund’s portfolio managers are aware that the market is keeping a close watch on U.S. monetary policy, our trade relationships and the current shape of the yield curve and their implications on the U.S. economy. Portfolio managers continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

Largest equity securities[2]	Percent of net assets
Abbott Laboratories	5.15%
AbbVie	4.96
Exxon Mobil	4.18
Lowe’s	4.11
Microsoft	3.74
General Dynamics	3.01
Facebook	2.93
EOG Resources	2.91
Philip Morris International	2.90
QUALCOMM	2.45

14	American Funds Insurance Series

Blue Chip Income and Growth Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	10 years	Lifetime (since July 5, 2001)	Expense ratio

Class 1	11.14%	1.27%	8.13%	12.98%	6.36%	.41%
Class 1A	10.89	0.95	7.86	12.70	6.10	.66
Class 2	10.89	0.99	7.84	12.69	6.09	.66
Class 4	10.83	0.81	7.58	12.48	5.86	.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from February 1, 2014, through January 31, 2015. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	15

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth and Income Fund advanced 19.47% for the six months ended June 30, 2019, compared with a 16.23% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks, as measured by the MSCI ACWI, rallied for much of the first half of 2019 supported by better-than-expected U.S. economic data and accommodative monetary policies in the U.S., Europe and China. Signs of progress in U.S.-China trade negotiations also boosted investor sentiment except for part of May when U.S.-China trade talks broke down. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries. In Europe, markets advanced along with global equities despite ongoing signs of weakening economic data in the 19-member eurozone.

Several sectors including industrials and financials contributed to the fund’s relative returns. Industrial company Airbus rallied on positive tail winds from strong global demand, and likely benefited from Boeing’s troubles with its 737MAX. On the downside, some investments in the information technology sector hindered relative returns. In particular, TSMC was a top relative detractor.

On a country basis, holdings in Japan and France contributed the most to relative returns, and holdings in the U.S. and Taiwan were a drag on returns (the former due to a lower-than-index position).

The fund’s portfolio managers recognize that we are experiencing a slowdown in global economic growth. With dovish monetary strategy back under consideration in the U.S. and Europe, the fund’s managers remain cautiously optimistic about the prospects of the global economy and are monitoring the potential impact on global growth. Portfolio managers continue to invest based on a bottom-up approach to long-term investing and believe they can uncover promising companies with strong positions in their industries, sustainable growth and income opportunities globally – including emerging markets.

Country diversification	Percent of net assets
The Americas
United States	35.2%
Brazil	7.2
Canada	2.3
Other	.2
44.9

Europe
France	7.4
United Kingdom	4.5
Switzerland	3.6
Germany	3.1
Russian Federation	2.5
Denmark	2.4
Netherlands	2.0
Other	2.0
27.5

Asia/Pacific Basin
Japan	6.1
India	3.6
Australia	3.2
Taiwan	3.2
Hong Kong	1.9
China	1.7
Other	2.0
21.7

Other regions
Other	.7

Short-term securities & other assets less liabilities	5.2

Total	100.0%

Largest equity securities[2]	Percent of net assets
Airbus	4.64%
Nintendo	4.00
TSMC	3.18
Microsoft	2.55
Reliance Industries	2.50
PagSeguro	2.29
Nestlé	2.19
Orsted	2.07
Broadcom	1.70
AIA Group	1.68

16	American Funds Insurance Series

Global Growth and Income Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Expense ratio

Class 1	19.47%	9.16%	7.68%	11.69%	7.08%	.63%
Class 1A	19.31	8.91	7.45	11.43	6.83	.88
Class 2	19.39	8.87	7.42	11.41	6.81	.88
Class 4	19.24	8.67	7.16	11.16	6.57	1.13

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from May 1, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund gained 16.15% for the six months ended June 30, 2019. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 18.54%.

U.S. equity markets shrugged off a sharp decline in December and rallied to all-time highs in April – achieving strong gains despite a volatile stretch in May. Solid economic growth and indications the U.S. Federal Reserve will keep interest rates low increased investor optimism that the economic expansion can be sustained longer than previously expected. Information technology stocks led markets higher, extending gains through June after a particularly strong first quarter. Outside the U.S., European stocks advanced despite signs of slowing economic growth and continued trade uncertainty. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries.

Regarding the fund, investments in the industrials sector contributed the most to the fund’s relative returns. Among industrials, Airbus added the most to the fund’s results on the back of continued strong secular tail winds for air travel and likely benefited from Boeing’s troubles with its 737MAX. On the downside, the fund’s lower-than-index position in information technology stocks, a sector that performed strongly over the period, weighed on relative returns. In particular, the fund’s lower-than-index investment in Apple hindered sector results the most as Apple shares outperformed the broader market over the period.

The fund’s portfolio managers continue to look for compelling investment opportunities, buying stocks we believe represent the best value over the long term.

Largest equity securities[2]	Percent of net assets
Microsoft	3.70%
Facebook	3.66
Alphabet	1.90
Broadcom	1.79
UnitedHealth Group	1.76
JPMorgan Chase	1.65
Amazon	1.62
Netflix	1.57
Abbott Laboratories	1.57
Intel	1.46

18	American Funds Insurance Series

Growth-Income Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	16.15%	7.29%	10.57%	14.09%	11.36%	.28%
Class 1A	16.00	7.02	10.31	13.81	11.09	.53
Class 2	16.02	7.05	10.29	13.80	11.09	.53
Class 3	16.05	7.09	10.37	13.88	11.16	.46
Class 4	15.89	6.75	10.02	13.53	10.81	.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund gained 14.82% for the six months ended June 30, 2019, compared to the 13.60% increase in its benchmark index, the MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks, as measured by the MSCI ACWI, rallied for much of the first half of 2019 supported by better-than-expected U.S. economic data and accommodative monetary policies in the U.S., Europe and China. Signs of progress in U.S.-China trade negotiations also boosted investor sentiment except for part of May when U.S.-China trade talks broke down. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries. In Europe, markets advanced along with global equities despite ongoing signs of weakening economic data in the 19-member eurozone.

The best contributors to the fund’s relative returns were the industrials and materials sectors due in part to good stock selection. Materials stock Rio Tinto was among the top contributors to the fund’s relative returns as it benefited from high iron-ore prices. Industrials stock Shanghai International Airport contributed most.

On the downside, investments in the consumer staples sector detracted from the fund’s relative returns. Among health-care stocks, Teva Pharmaceutical was one of the fund’s biggest drags on returns as a result of U.S. litigation relating to opioid drug sales, as well as price collusion allegations.

The fund’s portfolio managers follow signs of some economic weakness in Europe and parts of emerging markets, as well as a number of geopolitical uncertainties, with an aim to preserve value in any potential market correction while being in a position to take advantage of buying opportunities, should they present themselves later in the year.

Country diversification	Percent of net assets
Europe
United Kingdom	15.4%
France	9.8
Switzerland	6.3
Germany	4.1
Netherlands	2.8
Spain	2.6
Russian Federation	2.2
Denmark	1.9
Sweden	1.7
Norway	1.2
Other	.7
48.7

Asia/Pacific Basin
Japan	13.9
China	8.6
Hong Kong	7.0
India	3.9
Taiwan	1.5
South Korea	1.5
Other	2.5
38.9

The Americas
Brazil	3.0
Canada	1.4
Other	.9
5.3

Other regions
Turkey	1.6
Other	.4
2.0

Short-term securities & other assets less liabilities	5.1

Total	100.0%

Largest equity securities[2]	Percent of net assets
Royal Dutch Shell	5.21%
Rio Tinto	3.43
Novartis	3.20
HDFC Bank	3.03
Sun Hung Kai Properties	2.66
Takeda Pharmaceutical	2.58
Airbus Group	2.51
Zurich	2.24
Shanghai International Airport	2.20
CK Asset Holdings	2.15

20	American Funds Insurance Series

International Growth and Income Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	10 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	14.82%	4.14%	2.54%	7.30%	9.07%	.66%
Class 1A	14.74	3.92	2.32	7.05	8.81	.91
Class 2	14.75	3.92	2.29	7.04	8.80	.91
Class 4	14.60	3.67	2.04	6.81	8.56	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from November 18, 2008, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, a mix of stocks and bonds, gained 10.06% for the six months ended June 30, 2019. During the same period, the MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), gained 16.23%. The Bloomberg Barclays U.S. Aggregate Index,2 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, rose 6.11%. The index blend of 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index3 increased by 13.27%. The Lipper Global Equity Income Funds Average,4 a measure of similar funds, rose by 12.46%.

Uncertainty in world markets continues, especially in terms of ongoing trade tensions and slowing economic activity, particularly in Europe. Central banks are looking to maintain low interest rates, creating an environment where growth stocks continue to do well, while pure dividend-yield companies have suffered. Trade tensions and slowing economic activity in China have translated into mixed results across emerging markets.

Equity portfolio relative returns were boosted by stock selection in the utilities sector. American Tower, a real estate investment trust that owns, operates and develops cell sites, was a top contributor to results. QUALCOMM was also additive to returns, with the chipmaker’s shares rising on news of its settlement with Apple.

On the downside, relative returns were dampened by investments in the information technology sector as well as the fund’s cash holdings. Top stock detractors included Vodafone, which failed to meet its dividend obligations. The period was positive for non-dividend paying companies that the fund does not invest in, holding back relative returns. The fixed income portfolio weighed on relative returns due to duration and yield curve positioning.

As the U.S. shows signs of mixed economic activity, the fund’s portfolio managers continue to focus on companies that deliver dividend growth prospects. They remain optimistic that a bottom-up approach to investing will help identify attractive long-term investment opportunities, regardless of interest rate environment.

Country diversification	Percent of net assets
The Americas
United States	53.3%
Canada	2.6
55.9

Europe
United Kingdom	11.5
France	3.2
Switzerland	2.8
Italy	1.7
Sweden	1.5
Netherlands	1.2
Denmark	1.1
Other	1.6
24.6

Asia/Pacific Basin
Hong Kong	3.6
Taiwan	2.2
Japan	1.7
Singapore	1.1
China	1.1
Other	1.0
10.7

Short-term securities & other assets less liabilities	8.8

Total	100.0%

22	American Funds Insurance Series

Capital Income Builder

Total returns based on a $1,000 investment

For periods ended June 30, 20195

	6 months	1 year	5 years	Lifetime (since May 1, 2014)	Expense ratio

Class 1	10.06%	4.82%	3.16%	3.55%	.54%
Class 1A	9.95	4.57	2.91	3.30	.79
Class 2	10.05	4.67	3.02	3.42	.79
Class 4	9.82	4.32	2.66	3.04	1.04

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 70%/30% MSCI ACWI/Bloomberg Barclays U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, gained 12.11% for the six months ended June 30, 2019. Standard & Poor’s 500 Composite Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, rose 18.54% over the same period, while the Bloomberg Barclays U.S. Aggregate Index,2 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, increased 6.11%. A blend of the two indexes, the 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index,3 advanced 13.64%.

Despite U.S.-China trade policy brinkmanship and heightening geopolitical tensions, the first half of 2019 saw a U.S. equities market energized by the Federal Reserve’s shift away from interest rate hikes as seen over the past few years.

Equity investments in the financials sector contributed most to the fund’s relative returns. VeriSign, which has seen steady domain name growth fuel earnings, was a top contributor to results. Aerospace companies Northrop Grumman and Lockheed Martin were also among top contributors to relative returns with double-digit gains benefiting from heightening geopolitical tensions. The fund’s fixed income holdings contributed to relative returns, due in part to yield curve positioning.

On the downside, the fund’s cash holdings weighed down relative results amid a rising equities market. Investments in health care also dampened relative returns, as political calls for drug pricing reform affected the sector broadly. AbbVie detracted, as the pharmaceutical company’s stock sank on news it planned to purchase rival Allergan at a significant premium.

The fund’s portfolio managers continue to evaluate the economic and market-sector implications of U.S. trade policy decisions, especially in regard to China. The portfolio managers maintain a high conviction in the fund’s current positioning as economic headwinds strengthen.

Largest equity securities[4]	Percent of net assets
Microsoft	3.49%
Broadcom	2.37
Johnson & Johnson	2.01
UnitedHealth Group	1.93
Boeing	1.73
Northrop Grumman	1.71
Philip Morris International	1.67
Nestlé	1.59
ASML	1.58
VeriSign	1.40

24	American Funds Insurance Series

Asset Allocation Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20195

	6 months	1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio

Class 1	12.11%	6.02%	7.16%	11.08%	8.49%	.29%
Class 1A	11.95	5.77	6.91	10.81	8.22	.54
Class 2	12.00	5.80	6.90	10.81	8.22	.54
Class 3	12.01	5.85	6.98	10.88	8.30	.47
Class 4	11.86	5.55	6.64	10.58	7.97	.79

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: S&P Dow Jones Indices LLC and Bloomberg Index Services Ltd. The 60%/40% S&P 500/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 with the Bloomberg Barclays U.S. Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	25

Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Balanced Fund gained 13.01% for the six months ended June 30, 2019. The MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), increased by 16.23%, while the Bloomberg Barclays Global Aggregate Index,2 a measure of global investment-grade bonds (rated BBB/Baa and above), increased 5.57%. The 60%/40% MSCI ACWI/Bloomberg Barclays Global Aggregate Index,3 a blend of the two indexes, gained 12.02%.

Global stocks, as measured by the MSCI ACWI, rallied for much of the first half of 2019 supported by better-than-expected U.S. economic data and accommodative monetary policies in the U.S., Europe and China. Signs of progress in U.S.-China trade negotiations also boosted investor sentiment except for part of May when U.S.-China trade talks broke down. In emerging markets, stocks rebounded from sharp declines in 2018 then fluctuated due to bouts of volatility tied to U.S.-China talks, concerns over China’s slowing economy and election uncertainty in several countries. In Europe, markets advanced along with global equities despite ongoing signs of weakening economic data in the 19-member eurozone.

Investments in the consumer discretionary sector boosted the fund’s relative returns, with Ocado Group among the top contributors as it reported strong revenues on the strength of its grocery delivery technology’s global expansion. On the downside, select investments in the health-care sector hindered returns. Managed health-care company Humana detracted the most from the fund’s relative returns as the company’s share price suffered from increased political pressure on the sector. In fixed income, the portfolio’s positioning in regard to prevailing interest rates was helpful.

The fund’s portfolio managers exercise caution and continue to monitor cross-border trade discussions that could lead to further tensions on the one hand and central bank activity on the other, which could result in lower rates. Rate reductions could help mitigate some of the negative economic impacts of a reduction in global trade. Portfolio managers continue to stay the course of focusing on global research and stock-by-stock, bottom-up analysis.

Largest sectors in common stock holdings[4]	Percent of net assets
Information technology	11.4%
Health care	10.2
Financials	8.5
Consumer staples	7.6
Industrials	6.6

Largest fixed income holdings (by issuer)[4]	Percent of net assets
U.S. Treasury	12.9%
Japanese Government	4.6
Fannie Mae	1.5
Mexican Government	.8
Greek Government	.8

26	American Funds Insurance Series

Global Balanced Fund

Currency diversification	Percent of net assets

	Equity securities	Bonds & notes	Forward currency contracts	Short–term securities & other assets less liabilities	Total
U.S. dollars	30.8%	20.9%	(1.5)%	5.3%	55.5%
Euros	6.4	3.9	1.1	—	11.4
British pounds	6.5	.3	.4	.2	7.4
Japanese yen	2.1	4.6	(.1)	—	6.6
Swiss francs	3.1	—	—	—	3.1
Hong Kong dollars	2.2	—	—	—	2.2
Danish krone	1.8	.3	—	—	2.1
New Taiwan dollars	1.5	—	—	—	1.5
South Korean won	.9	.6	—	—	1.5
Brazilian real	1.1	.2	(.2)	—	1.1
Other currencies	2.8	4.5	.3	—	7.6
					100.0%

Largest equity securities[4]	Percent of net assets
Merck	2.35%
AstraZeneca	2.01
Broadcom	1.86
Berkshire Hathaway	1.61
Nestlé	1.60
PagSeguro	1.51
TSMC	1.49
British American Tobacco	1.31
ASML	1.30
Sberbank of Russia	1.22

Total returns based on a $1,000 investment

For periods ended June 30, 20195

	6 months	1 year	5 years	Lifetime (since May 2, 2011)	Expense ratio

Class 1	13.01%	6.95%	5.22%	6.03%	.72%
Class 1A	12.95	6.72	5.01	5.80	.97
Class 2	12.86	6.67	4.95	5.77	.97
Class 4	12.80	6.44	4.81	5.65	1.22

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[2]	Source: Bloomberg Index Services Ltd.
[3]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/ Bloomberg Barclays Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Barclays Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[4]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	27

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Bond Fund gained 6.81% for the six months ended June 30, 2019. In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Index,1 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, rose 6.11%.

Overall, the yield curve steepened and interest rates declined. The Federal Reserve pivoted early in the year from a hawkish stance to a more dovish one amid concerns of a global slowdown in economic growth and ongoing trade tensions and geopolitical risk. The volatility of the fourth quarter of 2018 gave way to tighter credit spreads, improved asset prices and falling interest rates. The 10-year Treasury yield dipped 79 basis points from its 2.79% peak in January to a low of 2.00% in late June.

Duration, yield curve positioning, sector selection and security selection were all additive to relative results within the period. Among sectors, the top contributors were allocations to corporates and U.S. Treasury Inflation Protected Securities (TIPS). Among securities, the top contributors (besides Treasuries) were positions in the Italian Intesa Sanpaolo banking group and in Ally Financial. On the downside, the top detractor within corporates included Teva Pharmaceutical. Security selection within mortgage-backed security pass-throughs also hurt relative results.

As the global economy shows signs of a slowdown, the fund’s portfolio managers seek to maintain a conservative positioning. They will continue in their effort to harvest gains as credit spreads tighten and prices rise so that they may take advantage of future volatility to add securities at more attractive valuations. Similarly, the team will look to gradually reduce their exposure to interest rates amid the impact of a more dovish Fed.

Largest holdings (by issuer)[2]	Percent of net assets
U.S. Treasury	28.8%
UMBS	9.9
Fannie Mae	5.7
Freddie Mac	5.1
Ginnie Mae	5.0
Mexican Government	2.6
Teva Pharmaceutical	1.8
Italian Government	1.4
State of Illinois	1.3
General Motors	1.2

28	American Funds Insurance Series

Bond Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Expense ratio

Class 1	6.81%	8.24%	3.04%	4.24%	4.71%	.38%
Class 1A	6.61	7.98	2.79	3.98	4.45	.63
Class 2	6.66	7.97	2.77	3.97	4.45	.63
Class 4	6.54	7.69	2.53	3.73	4.19	.88

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	29

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Bond Fund gained 6.59% for the six months ended June 30, 2019. In comparison, the fund’s benchmark, the Bloomberg Barclays Global Aggregate Index,1 which represents global investment-grade bonds (rated BBB/Baa and above), increased by 5.57%.

Interest rates declined and the yield curve steepened on indications that the U.S. Federal Reserve may cut interest rates amid concerns over ongoing trade tensions and geopolitical risk. Similarly, European Central Bank President Mario Draghi said the central bank may consider stimulus measures. Benchmark yields fell in Germany and in the U.S., with the 10-year U.S. Treasury yield dipping 79 basis points from its January peak to 2.00% in late June.

The fund’s duration and yield curve positioning were additive to relative returns. Investments in the euro and Mexican peso also were helpful to relative results, as was an out-of-benchmark position in Greek government bonds. On the downside, the impact of currency hedging hampered relative returns, as did investments in the Canadian dollar.

The fund’s portfolio managers maintain a cautious approach to investing in global bond markets and believe that our global research can help identify attractive long-term investments around the world. Having the flexibility to diversify and adjust exposure by country, sector and currency continues to serve as a hallmark of the fund’s approach to global investing.

Currency weighting (after hedging) by country		Percent of net assets
United States[2]		39.4%
Japan		15.9
Eurozone[3]		20.1
United Kingdom		3.5
Mexico		3.0
Chile		2.3
Canada		2.3
Norway		2.2
Denmark		2.1
South Africa		1.3
Other		7.9
Total		100.0%

Non-U.S. government bonds by country
Japan		12.8%
Eurozone[3]:
Italy	4.8
Greece	3.4
Spain	1.3
Other	1.3	10.8
China		3.1
Mexico		2.9
India		1.8
Norway		1.6
Romania		1.5
South Africa		1.4
Indonesia		1.3
United Kingdom		1.2
Other		12.5
Total		50.9%

Largest holdings (by issuer)[4]	Percent of net assets
Japanese Government	12.8%
U.S. Treasury	12.8
Fannie Mae	5.0
Italian Government	4.8
Greek Government	3.4
China Development Bank	3.1
Mexican Government	2.9
Nykredit Realkredit AS	2.1
Indian Government	1.7
Norwegian Government	1.6

30	American Funds Insurance Series

Global Bond Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20195

	6 months	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Expense ratio

Class 1	6.59%	7.02%	1.44%	3.41%	4.12%	.57%
Class 1A	6.47	6.74	1.24	3.18	3.88	.82
Class 2[6]	6.41	6.70	1.20	3.15	3.86	.82
Class 4	6.35	6.46	0.94	2.94	3.64	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 4, 2006, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Includes U.S. dollar-denominated debt of other countries, totaling 11.1%.
[3]	Countries using the euro as a common currency; those represented in the fund’s portfolio are France, Germany, Greece, Italy, Latvia, Luxembourg, The Netherlands and Spain.
[4]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[5]	Periods greater than one year are annualized.
[6]	Global Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	31

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

High-Income Bond Fund gained 9.81% for the six months ended June 30, 2019. The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures non-investment grade bonds (rated BBB/Baa and above) and limits the exposure of an issuer to 2%, rose 9.94%.

Interest rates declined and credit spreads generally tightened, marking a period of positive returns across most bond sectors. The 10-year Treasury yield dropped 79 basis points from its 2.79% peak in January to a low of 2.00% in late June. The Federal Reserve pivoted to a markedly dovish tone, reversing their tightening focus of recent years in response to economic indicators.

The fund’s relative returns benefited from security selection, particularly in the consumer cyclical and basic industry sectors. A higher-than-index position in PetSmart was additive to results. On the downside, the fund’s cash position and certain energy positions weighed on returns.

The fund’s portfolio managers continue to believe current fundamentals support a mildly constructive near-term outlook for the high-yield market, even as the recent rally has made valuations less compelling. We continue to monitor economic conditions and the Federal Reserve’s monetary policy, and expect that the higher yields and relatively short duration of high-yield bonds should help mitigate any impact from rising rates.

Largest holdings (by issuer)[2]	Percent of net assets
First Quantum Minerals	2.3%
PetSmart	2.2
Bausch Health Companies	2.2
Frontier Communications	1.8
Tenet Healthcare Corp.	1.7
Cleveland-Cliffs	1.6
Gogo	1.4
Teva Pharmaceutical	1.4
CCO Holdings LLC and CCO Holdings Capital	1.3
Sprint Nextel Corp.	1.2

32	American Funds Insurance Series

High-Income Bond Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20193

					Lifetime	Expense
	6 months	1 year	5 years	10 years	(since February 8, 1984)	ratio

Class 1	9.81%	6.94%	4.09%	8.00%	8.71%	.50%
Class 1A	9.67	6.70	3.85	7.74	8.44	.75
Class 2	9.71	6.77	3.83	7.73	8.44	.75
Class 3	9.73	6.80	3.89	7.81	8.52	.68
Class 4	9.54	6.36	3.55	7.51	8.18	1.00

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	The information shown does not include cash and cash equivalents. This includes shares of money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	33

Mortgage Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Mortgage Fund gained 4.16% for the six months ended June 30, 2019, while the Bloomberg Barclays U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 4.17%.

Interest rates declined and the yield curve steepened, resulting from renewed market expectations of Federal Reserve short-term interest rate cuts due to an anticipated slowdown in economic growth. The 10-year Treasury yield dipped 79 basis points from its 2.79% peak in January to a low of 2.00% in late June.

The major contributors to the fund’s relative returns this period were duration and yield curve positioning. Sector allocations were of mixed value with U.S. Treasury Inflation-Protected Securities and U.S. Treasuries contributing, but security selection within the mortgage market dampening returns.

The fund’s portfolio managers seek to identify high-quality mortgage-backed securities based on our bottom-up approach to investing. They continue to prefer a portfolio that is less-exposed to a pick up in volatility and risk premiums, and are looking for opportunities to allocate more fully into mortgages over the coming quarters.

34	American Funds Insurance Series

Mortgage Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20192

				Lifetime	Expense
	6 months	1 year	5 years	(since May 2, 2011)	ratio

Class 1	4.16%	6.05%	2.43%	2.71%	.48%
Class 1A	4.02	5.79	2.18	2.46	.73
Class 2	4.02	5.68	2.16	2.46	.73
Class 4	3.92	5.44	1.92	2.27	.98

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund gained 1.10% for the six months ended June 30, 2019, compared with a 1.53% rise in the Bloomberg Barclays Short-Term Government/Corporate Index,1 which consists of fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector. With a particular focus on capital preservation and maintenance of liquidity, the fund continues to be managed in a conservative manner relative to this benchmark.

The Federal Reserve left interest rates unchanged at its June meeting and expressed a dovish tone amid concerns about economic activity and ongoing trade and geopolitical tensions. The 10-year Treasury yield fell by 79 basis points from its 2.79% peak in January to a low of 2.00% in late June.

The higher interest rate environment has been beneficial for the fund’s returns, compared to the first half of 2018. In light of the recent yield curve evolution, the fund managers have looked to position the portfolio to reflect lower yields of late, and to help offset the dampening effect on yields from potential forthcoming rate cuts. They will continue to monitor duration positioning against future interest rate and yield curve movement.

36	American Funds Insurance Series

Ultra-Short Bond Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20192

					Lifetime	Expense
	6 months	1 year	5 years	10 years	(since February 8, 1984)	ratio

Class 1	1.10%	2.03%	0.61%	0.21%	3.42%	.35%
Class 1A	1.10	2.03	0.49	0.02	3.18	.60
Class 2	0.90	1.73	0.36	–0.04	3.16	.60
Class 3	0.99	1.74	0.43	0.02	3.23	.53
Class 4	0.78	1.45	0.13	–0.22	2.92	.85

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets
Commercial paper	65.5%
Bonds & notes of governments & government agencies outside the U.S.	14.2
Federal agency discount notes	11.4
U.S. Treasury bills	8.8
Other assets less liabilities	.1
Total	100.0%

American Funds Insurance Series	37

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 4.70% for the six months ended June 30, 2019, while the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, gained 4.75%.

Bond markets were strong and yields fell significantly over the first half of the year. The benchmark 10-year Treasury yield dipped 79 basis points from its 2.79% peak in January to a low of 2.00% in late June. The Federal Reserve shifted to a more dovish stance in terms of interest rates, with rate cuts expected to follow.

Relative returns have been boosted by the fund’s positioning as the intermediate to long end of the yield curve has steepened. On the downside, sector and security allocations detracted, with a lower-than-index position in mortgage-backed securities dampening relative returns.

The fund strives to meet its objective of providing a high level of current income consistent with the preservation of capital. The fund’s portfolio managers expect the Federal Reserve will cut interest rates in the coming year, leading to further steepening of the yield curve and higher inflation expectations. As such, they maintain a high conviction in the fund’s current positioning.

38	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Total returns based on a $1,000 investment

For periods ended June 30, 20192

					Lifetime	Expense
	6 months	1 year	5 years	10 years	(since December 2, 1985)	ratio

Class 1	4.70%	6.80%	2.41%	3.09%	5.77%	.36%
Class 1A	4.51	6.57	2.18	2.84	5.51	.61
Class 2	4.45	6.51	2.13	2.82	5.50	.61
Class 3	4.57	6.59	2.21	2.90	5.58	.54
Class 4	4.34	6.28	1.88	2.61	5.25	.86

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008, and from July 1, 2010, through December 31, 2010. Applicable fund results shown reflect the waiver, without which they would have been lower. Expense ratios are as of the fund’s prospectus dated May 1, 2019. See the Financial Highlights table in this report for details.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of June 30, 2019	Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 11.56% for the six-month period ended June 30, 2019, slightly trailing the S&P 500 Managed Risk Index — Moderate Aggressive1, which rose 11.62%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 18.54%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — Growth FundSM and American Funds Insurance Series — Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investments and stock selection in the communication services sector was additive to relative returns, with Facebook a top contributor. On the downside, health-care holdings hampered relative results as the sector was besieged by political calls for reform, particularly in drug pricing. Regeneron Pharmaceuticals and UnitedHealth Group were among the fund’s top relative detractors.

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	11.56%	5.79%	7.69%	9.20%	.77%	.72%
Class P2	11.42	5.46	7.37	8.88	1.02	.97

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

40	American Funds Insurance Series

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund gained 11.27% for the six months ended June 30, 2019, lagging the S&P EPAC Ex. Korea LargeMidCap Managed Risk Index — Moderate Aggressive1, which rose 11.75%. The MSCI ACWI (All Country World Index) ex USA2, a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.), climbed 13.60%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — International FundSM and American Funds Insurance Series — Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying International Fund’s investments in the financials sector were additive to relative returns. Holdings in Airbus and AIA Group, a Hong Kong–based life insurance company, were top contributors. On the downside, cash holdings hampered relative results amid a growing equities market. Teva Pharmaceuticals was a top detractor to relative returns.

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	11.27%	0.52%	1.94%	3.30%	.96%	.87%
Class P2	11.17	0.27	1.52	2.90	1.21	1.12

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Blue Chip Income and Growth Fund rose 6.63% for the six months ended June 30, 2019, trailing the S&P 500 Managed Risk Index — Moderate1, which climbed 10.97%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 18.54%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — Blue Chip Income and Growth FundSM and American Funds Insurance Series — U.S. Government/AAA-Rated Securities FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Blue Chip Income and Growth Fund’s investments in the utilities and industrials sectors were additive to relative returns. Holdings in Qualcomm proved beneficial, with shares of the chipmaker soaring after announcing a settlement with Apple. On the downside, health-care holdings hampered relative returns amid political calls for drug pricing reform. AbbVie was a top detractor, declining on the heels of its announcement to purchase rival Allergan at a significant premium.

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	6.63%	1.00%	4.44%	6.51%	.82%	.77%
Class P2	6.52	0.72	4.06	6.13	1.07	1.02

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

42	American Funds Insurance Series

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Growth-Income Fund climbed 11.36% for the six months ended June 30, 2019, outpacing the S&P 500 Managed Risk Index — Moderate1, which rose 10.97%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, gained 18.54%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — Growth-Income FundSM and American Funds Insurance Series — Bond FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investments in the industrials and communication services sectors were additive to relative returns. Holdings in Airbus and Facebook were top contributors. On the downside, the fund’s cash position and investments in the information technology sector dampened relative returns. Among health-care holdings, pharmaceutical giant AbbVie declined sharply on its announcement of plans to purchase rival Allergan at a significant premium.

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	11.36%	5.84%	6.32%	8.54%	.73%	.67%
Class P2	11.26	5.50	5.99	8.21	.98	.92

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Managed Risk Asset Allocation Fund rose 9.78% for the six months ended June 30, 2019, trailing the S&P 500 Managed Risk Index — Moderate Conservative1, which gained 10.48%. Standard & Poor’s 500 Composite Index2, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, advanced 18.54%.

The fund pursues its objective by investing in shares of American Funds Insurance Series — Asset Allocation FundSM while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investments in the financials and industrials sectors were additive to relative returns. Domain name giant VeriSign was a top contributor as it continues to see growth in registrations. Cash holdings and investments in the health-care sector dampened relative results. Holdings in AbbVie were a top detractor, with the company declining as it announced plans to purchase rival Allergan at a significant premium.

Total returns based on a $1,000 investment

For periods ended June 30, 20193

	6 months	1 year	5 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

Class P1	9.78%	4.85%	5.22%	7.43%	.69%	.64%
Class P2	9.74	4.64	4.97	7.18	.94	.89

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Periods greater than one year are annualized.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

44	American Funds Insurance Series

Global Growth Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 95.03%	Shares	Value (000)
Information technology 26.07%
ASML Holding NV	648,442	$135,480
ASML Holding NV (New York registered)	517,300	107,562
Microsoft Corp.	1,715,100	229,755
Taiwan Semiconductor Manufacturing Co., Ltd.	27,188,000	209,209
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	13,122
Visa Inc., Class A	1,142,800	198,333
Broadcom Inc.	487,050	140,202
Temenos AG	637,000	113,964
Paycom Software, Inc.[1]	357,000	80,939
PagSeguro Digital Ltd., Class A1	1,340,900	52,255
Adyen NV1	56,700	43,752
SimCorp AS	425,000	41,113
Adobe Inc.[1]	135,000	39,778
Amphenol Corp., Class A	373,500	35,834
Other securities		207,649
		1,648,947

Consumer discretionary 20.03%
Amazon.com, Inc.[1]	225,100	426,256
Alibaba Group Holding Ltd. (ADR)[1]	931,050	157,766
Takeaway.com NV1	740,000	69,336
Naspers Ltd., Class N	277,000	67,249
Home Depot, Inc.	227,000	47,209
Ocado Group PLC[1]	3,115,000	46,165
Just Eat PLC[1]	5,292,000	42,004
Moncler SpA	915,000	39,121
NIKE, Inc., Class B	427,500	35,889
Other securities		336,018
		1,267,013

Financials 10.75%
AIA Group Ltd.	15,004,900	161,829
Kotak Mahindra Bank Ltd.	3,671,000	78,555
JPMorgan Chase & Co.	614,600	68,712
MarketAxess Holdings Inc.	211,000	67,820
Tradeweb Markets Inc., Class A	1,501,303	65,772
CME Group Inc., Class A	165,200	32,067
Other securities		204,754
		679,509

Health care 10.02%
UnitedHealth Group Inc.	324,200	79,108
Merck & Co., Inc.	886,000	74,291
Boston Scientific Corp.[1]	1,638,200	70,410
AstraZeneca PLC	721,300	58,973
Mettler-Toledo International Inc.[1]	65,000	54,600
Fisher & Paykel Healthcare Corp. Ltd.	3,680,000	38,220
Other securities		258,366
		633,968

Communication services 8.04%
Alphabet Inc., Class A1	115,600	125,171
Alphabet Inc., Class C1	71,052	76,801
Tencent Holdings Ltd.	2,230,000	100,656
Facebook, Inc., Class A1	421,640	81,377
Nintendo Co., Ltd.	165,100	60,472
Other securities		63,716
		508,193

American Funds Insurance Series	45

Global Growth Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples 7.75%
British American Tobacco PLC	2,970,800	$103,713
Nestlé SA	739,650	76,571
Altria Group, Inc.	1,125,000	53,269
Philip Morris International Inc.	660,500	51,869
Keurig Dr Pepper Inc.	1,624,000	46,934
Other securities		157,834
		490,190

Industrials 7.34%
Airbus SE, non-registered shares	1,093,500	155,029
MTU Aero Engines AG	167,000	39,783
Alliance Global Group, Inc.	111,060,000	33,469
Other securities		235,967
		464,248

Materials 2.88%
Sherwin-Williams Co.	155,500	71,264
Other securities		110,635
		181,899

Energy 2.15%
Reliance Industries Ltd.[1]	1,795,200	32,589
Other securities		103,320
		135,909

Total common stocks (cost: $3,750,476,000)		6,009,876

Preferred securities 1.65%
Health care 1.24%
Sartorius AG, nonvoting preferred, non-registered shares	381,500	78,215

Information technology 0.41%
Other securities		26,245

Total preferred securities (cost: $43,479,000)		104,460

Short-term securities 2.81%
Money market investments 2.81%
Capital Group Central Cash Fund	1,777,531	177,735

Total short-term securities (cost: $177,737,000)		177,735
Total investment securities 99.49% (cost: $3,971,692,000)		6,292,071
Other assets less liabilities 0.51%		32,058

Net assets 100.00%		$6,324,129

46	American Funds Insurance Series

Global Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes a security which was valued under fair value procedures adopted by authority of the board of trustees. The total value of the security which was valued under fair value procedures was $11,082,000, which represented .18% of the net assets of the fund.

[1]	Security did not produce income during the last 12 months.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

American Funds Insurance Series	47

Global Small Capitalization Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 92.20%	Shares	Value (000)
Health care 22.81%
GW Pharmaceuticals PLC (ADR)[1]	823,718	$142,001
Insulet Corp.[1]	1,045,455	124,806
Haemonetics Corp.[1]	577,000	69,436
CONMED Corp.	611,700	52,343
Integra LifeSciences Holdings Corp.[1]	906,825	50,646
Notre Dame Intermédica Participações S.A.	4,090,900	42,955
iRhythm Technologies, Inc.[1]	510,500	40,370
Allakos Inc.[1,2]	886,580	38,416
China Biologic Products Holdings, Inc.[1,2]	399,900	38,110
PRA Health Sciences, Inc.[1]	348,900	34,593
Cortexyme, Inc.[1,2]	695,324	29,558
Osstem Implant Co., Ltd.[1]	412,245	26,742
Mani, Inc.	405,700	26,002
Allogene Therapeutics, Inc.[1]	653,594	17,549
Allogene Therapeutics, Inc.[1,2]	280,589	7,534
Other securities		270,262
		1,011,323

Information technology 17.67%
Paycom Software, Inc.[1]	217,261	49,257
Ceridian HCM Holding Inc.[1]	842,177	42,277
Alteryx, Inc., Class A1	355,600	38,803
Net One Systems Co., Ltd.	1,313,765	36,130
Cree, Inc.[1]	639,900	35,950
HubSpot, Inc.[1]	178,600	30,455
Qorvo, Inc.[1]	449,200	29,921
SimCorp AS	303,128	29,324
Bechtle AG, non-registered shares	233,105	26,771
Other securities		464,669
		783,557

Industrials 15.32%
International Container Terminal Services, Inc.	22,581,620	64,525
frontdoor, inc.[1]	1,267,200	55,187
Nihon M&A Center Inc.	1,829,192	43,840
Tomra Systems ASA	859,334	28,247
Rheinmetall AG	216,500	26,501
Bravida Holding AB	2,900,084	25,702
Marel hf., non-registered shares (ISK denominated)	5,419,903	23,878
Marel hf., non-registered shares (EUR denominated)[1]	333,333	1,463
Other securities		409,924
		679,267

Consumer discretionary 12.38%
Five Below, Inc.[1]	317,400	38,094
Mattel, Inc.[1,2]	3,238,800	36,307
Melco International Development Ltd.	15,579,000	34,542
Helen of Troy Ltd.[1]	223,000	29,122
ServiceMaster Global Holdings, Inc.[1]	556,750	29,001
Luckin Coffee Inc., Class A (ADR)[1,2]	1,472,220	28,694
Wyndham Hotels & Resorts, Inc.	502,700	28,021
Takeaway.com NV1	271,800	25,467
Other securities		299,645
		548,893

48	American Funds Insurance Series

Global Small Capitalization Fund

Common stocks	Shares	Value (000)
Financials 8.41%
Kotak Mahindra Bank Ltd.	3,135,263	$67,091
Essent Group Ltd.[1]	1,018,841	47,875
Trupanion, Inc.[1,2]	1,316,800	47,576
Cannae Holdings, Inc.[1]	1,625,000	47,093
Bharat Financial Inclusion Ltd.[1]	2,472,060	31,965
Other securities		131,227
		372,827

Materials 4.29%
Allegheny Technologies Inc.[1]	1,139,700	28,720
Lundin Mining Corp.[2]	4,629,000	25,486
Other securities		135,902
		190,108

Consumer staples 2.94%
Other securities		130,390

Communication services 2.94%
Vonage Holdings Corp.[1]	3,115,100	35,294
Other securities		94,965
		130,259

Real estate 2.77%
WHA Corp. PCL	229,577,250	35,484
MGM Growth Properties LLC REIT, Class A	825,000	25,286
Other securities		61,976
		122,746

Energy 1.55%
Other securities		68,659

Utilities 1.12%
ENN Energy Holdings Ltd.	4,512,900	43,906
Other securities		5,674
		49,580

Total common stocks (cost: $3,231,902,000)		4,087,609

Preferred securities 0.41%
Industrials 0.41%
Other securities		18,309

Total preferred securities (cost: $9,829,000)		18,309

American Funds Insurance Series	49

Global Small Capitalization Fund

Short-term securities 8.64%	Shares	Value (000)
Money market investments 8.64%
Capital Group Central Cash Fund	2,636,251	$263,599
Fidelity Institutional Money Market Funds - Government Portfolio[3]	29,008,117	29,008
Goldman Sachs Financial Square Government Fund[3]	25,089,836	25,090
Invesco Short-Term Investments Trust - Government & Agency Portfolio[3]	31,572,699	31,573
Morgan Stanley Institutional Liquidity Funds - Government Portfolio[3]	33,709,180	33,709
		382,979

Total short-term securities (cost: $382,977,000)		382,979
Total investment securities 101.25% (cost: $3,624,708,000)		4,488,897
Other assets less liabilities (1.25)%		(55,476)

Net assets 100.00%		$4,433,421

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $20,655,000, which represented .47% of the net assets of the fund. One security in “Other securities” (with a value of $14,352,000, an aggregate cost of $8,280,000, and which represented .32% of the net assets of the fund) was acquired on 5/1/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale. “Other securities” also includes securities (with an aggregate value of $19,460,000, which represented .44% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holding is included in “Other securities” under the respective industry sector in the summary investment portfolio. Further details on this holding and related transactions during the six months ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized depreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2019 (000)

Common stocks 0.48%
Health care 0.48%
NuCana PLC (ADR)[1,2]	2,067,724	—	—	2,067,724	$—	$(8,519)	$—	$21,463

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities, including those in “Other securities,” was $158,280,000, which represented 3.57% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviations

ADR = American Depositary Receipts

EUR = Euros

ISK = Icelandic kronor

See notes to financial statements.

50	American Funds Insurance Series

Growth Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 95.75%	Shares	Value (000)
Information technology 24.18%
Microsoft Corp.	10,468,400	$1,402,347
Broadcom Inc.	2,549,800	733,985
ServiceNow, Inc.[1]	1,701,200	467,099
Visa Inc., Class A	2,650,400	459,977
ASML Holding NV (New York registered)	1,148,100	238,724
ASML Holding NV	985,000	205,797
Taiwan Semiconductor Manufacturing Co., Ltd.	26,960,000	207,455
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,419,592	94,775
Intel Corp.	5,033,000	240,930
Workday, Inc., Class A1	1,143,000	234,978
RingCentral, Inc., Class A1	1,550,400	178,172
Samsung Electronics Co., Ltd.	3,901,400	158,806
Paycom Software, Inc.[1]	693,700	157,276
Fiserv, Inc.[1]	1,573,600	143,449
Mastercard Inc., Class A	538,000	142,317
PayPal Holdings, Inc.[1]	1,207,700	138,233
Other securities		1,197,884
		6,402,204

Communication services 17.89%
Facebook, Inc., Class A1	7,683,400	1,482,896
Netflix, Inc.[1]	2,493,060	915,751
Alphabet Inc., Class C1	589,100	636,764
Alphabet Inc., Class A1	164,000	177,579
Charter Communications, Inc., Class A1	1,006,280	397,662
T-Mobile US, Inc.[1]	4,941,000	366,326
Activision Blizzard, Inc.	6,958,300	328,432
Comcast Corp., Class A	5,886,400	248,877
Other securities		183,641
		4,737,928

Health care 15.52%
UnitedHealth Group Inc.	3,225,800	787,127
Intuitive Surgical, Inc.[1]	940,500	493,339
Regeneron Pharmaceuticals, Inc.[1]	1,341,000	419,733
Humana Inc.	1,269,500	336,798
Vertex Pharmaceuticals Inc.[1]	1,400,900	256,897
Boston Scientific Corp.[1]	5,085,000	218,553
Centene Corp.[1]	3,735,200	195,874
Thermo Fisher Scientific Inc.	534,500	156,972
Pfizer Inc.	3,216,000	139,317
Other securities		1,104,474
		4,109,084

Consumer discretionary 11.74%
Amazon.com, Inc.[1]	503,016	952,526
Home Depot, Inc.	2,279,237	474,013
Tesla, Inc.[1]	1,908,500	426,473
Other securities		1,256,046
		3,109,058

Financials 8.60%
Wells Fargo & Co.	5,885,254	278,490
Goldman Sachs Group, Inc.	1,052,400	215,321
BlackRock, Inc.	335,500	157,450
JPMorgan Chase & Co.	1,370,000	153,166
PNC Financial Services Group, Inc.	1,086,600	149,169
Intercontinental Exchange, Inc.	1,699,900	146,090
Legal & General Group PLC	40,158,246	137,442
Other securities		1,040,267
		2,277,395

American Funds Insurance Series	51

Growth Fund

Common stocks (continued)	Shares	Value (000)
Industrials 6.71%
TransDigm Group Inc.[1]	696,000	$336,725
MTU Aero Engines AG	1,001,262	238,523
CSX Corp.	2,080,700	160,984
Airbus SE, non-registered shares	940,662	133,361
Other securities		907,334
		1,776,927

Energy 3.24%
Diamondback Energy, Inc.	1,234,000	134,469
Other securities		724,053
		858,522

Consumer staples 3.05%
Altria Group, Inc.	4,832,816	228,834
Costco Wholesale Corp.	616,500	162,916
Other securities		414,363
		806,113

Materials 2.67%
Other securities		707,180

Real estate 1.84%
Equinix, Inc. REIT	464,000	233,991
Other securities		253,184
		487,175

Utilities 0.31%
Other securities		81,738

Total common stocks (cost: $15,442,877,000)		25,353,324

Short-term securities 3.97%
Money market investments 3.97%
Capital Group Central Cash Fund	10,508,871	1,050,782

Total short-term securities (cost: $1,050,779,000)		1,050,782
Total investment securities 99.72% (cost: $16,493,656,000)		26,404,106
Other assets less liabilities 0.28%		74,925

Net assets 100.00%		$26,479,031

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $48,838,000, which represented .18% of the net assets of the fund. One security in “Other securities” (with a value of $37,000,000, an aggregate cost of $37,000,000, and which represented .14% of the net assets of the fund) was acquired on 12/21/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject it to legal or contractual restrictions on resale.

[1]	Security did not produce income during the last 12 months.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

52	American Funds Insurance Series

International Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 90.18%	Shares	Value (000)
Financials 16.97%
AIA Group Ltd.	40,985,700	$442,035
HDFC Bank Ltd.	7,924,100	280,533
HDFC Bank Ltd. (ADR)	498,647	64,844
Kotak Mahindra Bank Ltd.	8,121,048	173,780
Axis Bank Ltd.[1]	6,444,300	75,485
Axis Bank Ltd.[1,2,3,4]	3,222,055	35,477
Axis Bank Ltd.[1,2]	2,466,000	26,286
BNP Paribas SA	1,629,058	77,366
Prudential PLC	3,016,000	65,726
Other securities		427,256
		1,668,788

Industrials 16.03%
Airbus SE, non-registered shares	2,979,949	422,478
Rolls-Royce Holdings PLC[1]	11,044,688	117,876
Yamato Holdings Co., Ltd.	4,426,195	89,949
Melrose Industries PLC	37,984,233	87,239
Nidec Corp.	606,400	82,820
Recruit Holdings Co., Ltd.	2,369,300	78,980
Rheinmetall AG	639,400	78,268
Adani Ports & Special Economic Zone Ltd.	13,028,763	77,424
Safran SA	523,100	76,642
Knorr-Bremse AG, non-registered shares	631,356	70,356
Komatsu Ltd.	2,880,500	69,464
Other securities		324,564
		1,576,060

Health care 11.13%
Novartis AG	3,145,133	287,386
Takeda Pharmaceutical Co., Ltd.	3,785,165	134,218
Daiichi Sankyo Co., Ltd.	2,160,000	112,893
Fresenius SE & Co. KGaA	1,819,000	98,621
Alcon Inc.[1]	1,510,600	93,279
Chugai Pharmaceutical Co., Ltd.	1,161,500	75,843
Teva Pharmaceutical Industries Ltd. (ADR)[1]	7,216,598	66,609
Grifols, SA, Class A, non-registered shares	881,000	26,046
Grifols, SA, Class B (ADR)	793,690	16,747
Other securities		182,857
		1,094,499

Consumer discretionary 11.09%
Alibaba Group Holding Ltd. (ADR)[1]	1,438,000	243,669
Sony Corp.	1,761,800	92,294
Kering SA	139,238	82,346
Galaxy Entertainment Group Ltd.	11,306,000	76,201
Hyundai Motor Co.	546,200	66,226
Meituan Dianping, Class B1	7,469,401	65,498
Other securities		464,390
		1,090,624

Materials 6.68%
Vale SA, ordinary nominative (ADR)	12,192,266	163,864
Vale SA, ordinary nominative	102,481	1,383
Asahi Kasei Corp.	11,980,780	127,625
Teck Resources Ltd., Class B	3,723,800	85,933
Other securities		278,440
		657,245

American Funds Insurance Series	53

International Fund

Common stocks (continued)	Shares	Value (000)
Information technology 6.61%
Samsung Electronics Co., Ltd.	4,263,050	$173,527
ASML Holding NV	597,140	124,761
Worldpay, Inc., Class A1	512,797	62,843
Other securities		288,542
		649,673

Consumer staples 5.98%
Pernod Ricard SA	755,326	139,182
Nestlé SA	1,003,500	103,886
Kirin Holdings Co., Ltd.	3,510,800	75,661
Other securities		269,210
		587,939

Energy 4.61%
Royal Dutch Shell PLC, Class B	2,800,000	91,777
Royal Dutch Shell PLC, Class A (GBP denominated)	1,440,256	47,052
Oil Search Ltd.	13,449,600	66,757
Other securities		247,836
		453,422

Communication services 4.41%
Tencent Holdings Ltd.	4,596,187	207,460
SoftBank Group Corp.	1,847,600	88,511
Altice Europe NV, Class A1	16,758,527	60,198
Other securities		77,589
		433,758

Utilities 4.32%
ENN Energy Holdings Ltd.	14,004,000	136,245
China Gas Holdings Ltd.	24,134,000	89,749
Ørsted AS	919,408	79,501
Other securities		119,048
		424,543

Real estate 2.35%
China Overseas Land & Investment Ltd.	22,782,000	83,992
Other securities		147,734
		231,726

Total common stocks (cost: $7,006,514,000)		8,868,277

Preferred securities 0.89%
Health care 0.64%
Grifols, SA, Class B, nonvoting preferred, non-registered shares	3,026,230	62,973

Financials 0.25%
Other securities		24,442

Total preferred securities (cost: $75,210,000)		87,415

Rights & warrants 0.15%
Health care 0.15%
Other securities		14,218

Total rights & warrants (cost: $13,238,000)		14,218

54	American Funds Insurance Series

International Fund

Bonds, notes & other debt instruments 0.66%	Principal amount (000)	Value (000)
Corporate bonds & notes 0.45%
Other 0.45%
Other securities		$44,171

Total corporate bonds & notes		44,171

Bonds & notes of governments & government agencies outside the U.S. 0.21%
Other securities		21,068

Total bonds, notes & other debt instruments (cost: $55,303,000)		65,239

Short-term securities 8.28%	Shares
Money market investments 8.28%
Capital Group Central Cash Fund	8,139,864	813,905

Total short-term securities (cost: $813,910,000)		813,905
Total investment securities 100.16% (cost: $7,964,175,000)		9,849,054
Other assets less liabilities (0.16)%		(15,385)

Net assets 100.00%		$9,833,669

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2019 (000)
USD28,387	GBP22,280	Citibank	7/12/2019	$72
USD16,507	GBP12,948	Morgan Stanley	7/12/2019	52
GBP4,200	USD5,344	Citibank	7/12/2019	(6)
USD40,468	INR2,825,000	JPMorgan Chase	7/22/2019	(334)
				$(216)

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $85,876,000, which represented .87% of the net assets of the fund.
[3]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $76,305,000, which represented .78% of the net assets of the fund.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Axis Bank Ltd.	11/14/2017	$17,232	$35,477	.36%

Key to abbreviations and symbol

ADR = American Depositary Receipts

GBP = British pounds

INR = Indian rupees

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	55

New World Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 89.00%	Shares	Value (000)
Information technology 23.08%
PagSeguro Digital Ltd., Class A1	2,626,223	$102,344
Taiwan Semiconductor Manufacturing Co., Ltd.	9,904,000	76,210
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	400,000	15,668
Microsoft Corp.	484,000	64,837
StoneCo Ltd., Class A1	1,865,826	55,191
Broadcom Inc.	171,350	49,325
Keyence Corp.	70,000	42,936
PayPal Holdings, Inc.[1]	348,400	39,878
Visa Inc., Class A	223,400	38,771
Network International Holdings PLC[1]	4,694,182	35,351
Kingdee International Software Group Co. Ltd.	26,128,917	28,264
Adobe Inc.[1]	94,400	27,815
EPAM Systems, Inc.[1]	158,100	27,367
Autodesk, Inc.[1]	146,100	23,800
Halma PLC	918,100	23,552
Mastercard Inc., Class A	79,800	21,109
Other securities		126,380
		798,798

Financials 13.42%
HDFC Bank Ltd.	2,604,450	92,204
AIA Group Ltd.	6,477,600	69,862
B3 SA - Brasil, Bolsa, Balcao	6,600,200	64,387
Kotak Mahindra Bank Ltd.	2,782,000	59,531
Sberbank of Russia PJSC (ADR)	2,259,500	34,683
Other securities		143,614
		464,281

Energy 10.11%
Reliance Industries Ltd.[1]	11,548,513	209,648
Royal Dutch Shell PLC, Class B	1,284,000	42,086
Royal Dutch Shell PLC, Class A (GBP denominated)	68,628	2,242
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	1,267,000	19,727
Other securities		76,102
		349,805

Consumer discretionary 9.40%
Alibaba Group Holding Ltd. (ADR)[1]	440,037	74,564
Meituan Dianping, Class B1	4,737,554	41,543
General Motors Co.	542,000	20,883
Marriott International, Inc., Class A	144,800	20,314
Melco Resorts & Entertainment Ltd. (ADR)	931,500	20,232
Other securities		147,677
		325,213

Health care 8.23%
Yunnan Baiyao Group Co., Ltd., Class A	2,730,912	33,169
China Biologic Products Holdings, Inc.[1]	297,700	28,371
BioMarin Pharmaceutical Inc.[1]	318,000	27,237
Abbott Laboratories	263,000	22,118
AstraZeneca PLC	269,800	22,059
Carl Zeiss Meditec AG, non-registered shares	216,552	21,361
Other securities		130,486
		284,801

56	American Funds Insurance Series

New World Fund

Common stocks	Shares	Value (000)
Materials 8.16%
Vale SA, ordinary nominative	2,881,660	$38,888
Vale SA, ordinary nominative (ADR)	1,976,000	26,557
Freeport-McMoRan Inc.	3,945,000	45,801
First Quantum Minerals Ltd.	3,305,000	31,396
Fortescue Metals Group Ltd.	4,618,395	29,246
Other securities		110,527
		282,415

Communication services 5.15%
Facebook, Inc., Class A1	265,700	51,280
Alphabet Inc., Class C1	23,700	25,618
Alphabet Inc., Class A1	10,000	10,828
Tencent Holdings Ltd.	535,600	24,176
Other securities		66,452
		178,354

Consumer staples 5.01%
Treasury Wine Estates Ltd.	3,700,000	38,756
Kweichow Moutai Co., Ltd., Class A	244,699	35,057
Nestlé SA	333,296	34,504
Other securities		64,965
		173,282

Industrials 4.82%
Airbus SE, non-registered shares	324,029	45,939
Shanghai International Airport Co., Ltd., Class A	2,200,532	26,842
Nidec Corp.	159,800	21,825
Other securities		72,282
		166,888

Real estate 0.96%
Other securities		33,082

Utilities 0.66%
Other securities		22,895

Total common stocks (cost: $2,403,058,000)		3,079,814

Preferred securities 2.37%
Industrials 1.11%
Azul SA, preference shares (ADR)[1]	866,446	28,974
Azul SA, preference shares[1]	838,500	9,453
		38,427

Financials 0.56%
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,576,000	14,846
Itaú Unibanco Holding SA, preferred nominative	457,000	4,315
		19,161

Other 0.70%
Other securities		24,543

Total preferred securities (cost: $60,409,000)		82,131

Rights & warrants 0.53%
Other 0.53%
Other securities		18,404

Total rights & warrants (cost: $15,630,000)		18,404

American Funds Insurance Series	57

New World Fund

Bonds, notes & other debt instruments 2.76%	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. 2.43%
Other securities		$84,008

Corporate bonds & notes 0.33%
Other 0.33%
Other securities		11,641

Total corporate bonds & notes		11,641
Total bonds, notes & other debt instruments (cost: $91,389,000)		95,649

Short-term securities 5.02%	Shares
Money market investments 4.36%
Capital Group Central Cash Fund	1,508,156	150,800

	Principal amount (000)
Other short-term securities 0.66%
Other securities		22,827

Total short-term securities (cost: $175,029,000)		173,627
Total investment securities 99.68% (cost: $2,745,515,000)		3,449,625
Other assets less liabilities 0.32%		11,027

Net assets 100.00%		$3,460,652

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $24,325,000, which represented .70% of the net assets of the fund. “Other securities” also includes securities (with an aggregate value of $65,315,000, which represented 1.89% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

[1]	Security did not produce income during the last 12 months.

Key to abbreviations

ADR = American Depositary Receipts

GBP = British pounds

See notes to financial statements.

58	American Funds Insurance Series

Blue Chip Income and Growth Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 93.97%	Shares	Value (000)
Health care 19.81%
Abbott Laboratories	5,412,000	$455,149
AbbVie Inc.	6,028,530	438,395
Gilead Sciences, Inc.	3,045,712	205,768
Amgen Inc.	1,014,510	186,954
UnitedHealth Group Inc.	493,000	120,297
Teva Pharmaceutical Industries Ltd. (ADR)[1]	10,333,800	95,381
Humana Inc.	259,000	68,713
Medtronic PLC	700,000	68,173
Other securities		111,395
		1,750,225

Information technology 14.73%
Microsoft Corp.	2,469,200	330,774
QUALCOMM Inc.	2,846,800	216,556
Intel Corp.	3,474,000	166,300
Broadcom Inc.	565,000	162,641
Texas Instruments Inc.	780,000	89,513
Mastercard Inc., Class A	337,000	89,147
Apple Inc.	400,000	79,168
Accenture PLC, Class A	400,000	73,908
Automatic Data Processing, Inc.	318,500	52,658
Other securities		40,890
		1,301,555

Consumer staples 12.05%
Philip Morris International Inc.	3,260,900	256,078
British American Tobacco PLC (ADR)	5,134,830	179,052
Costco Wholesale Corp.	581,255	153,602
Constellation Brands, Inc., Class A	740,100	145,755
Coca-Cola Co.	2,175,000	110,751
Altria Group, Inc.	2,045,800	96,869
PepsiCo, Inc.	400,000	52,452
Other securities		69,569
		1,064,128

Energy 10.91%
Exxon Mobil Corp.	4,813,800	368,882
EOG Resources, Inc.	2,755,800	256,730
Royal Dutch Shell PLC, Class B (ADR)	1,215,000	79,874
Schlumberger Ltd.	1,745,000	69,346
Concho Resources Inc.	610,500	62,991
Other securities		125,466
		963,289

Industrials 9.90%
General Dynamics Corp.	1,459,900	265,439
CSX Corp.	2,766,000	214,005
Illinois Tool Works Inc.	650,000	98,027
Airbus Group SE (ADR)	2,157,000	76,272
Union Pacific Corp.	400,000	67,644
United Technologies Corp.	500,000	65,100
Northrop Grumman Corp.	174,300	56,318
Other securities		31,553
		874,358

Consumer discretionary 8.58%
Lowe’s Companies, Inc.	3,594,572	362,728
Marriott International, Inc., Class A	852,500	119,597
McDonald’s Corp.	500,000	103,830
Other securities		171,760
		757,915

American Funds Insurance Series	59

Blue Chip Income and Growth Fund

Common stocks (continued)	Shares	Value (000)
Communication services 6.67%
Facebook, Inc., Class A1	1,339,800	$258,581
Alphabet Inc., Class A1	135,750	146,990
Alphabet Inc., Class C1	20,500	22,159
Verizon Communications Inc.	2,450,500	139,997
Other securities		21,745
		589,472

Financials 3.92%
JPMorgan Chase & Co.	1,409,000	157,526
U.S. Bancorp	1,000,000	52,400
Other securities		136,086
		346,012

Materials 3.40%
Linde PLC	985,700	197,929
Freeport-McMoRan Inc.	7,703,700	89,440
Other securities		13,348
		300,717

Utilities 2.08%
Public Service Enterprise Group Inc.	1,000,000	58,820
American Electric Power Co., Inc.	600,000	52,806
Other securities		71,828
		183,454

Real estate 1.92%
Kimco Realty Corp. REIT	3,677,000	67,951
Other securities		101,444
		169,395

Total common stocks (cost: $6,814,813,000)		8,300,520

Rights & warrants 0.09%
Financials 0.09%
Other securities		7,926

Total rights & warrants (cost: $10,088,000)		7,926

Convertible stocks 0.06%
Health care 0.06%
Other securities		5,413

Total convertible stocks (cost: $4,978,000)		5,413

Short-term securities 6.69%
Money market investments 6.69%
Capital Group Central Cash Fund	5,905,582	590,499

Total short-term securities (cost: $590,512,000)		590,499
Total investment securities 100.81% (cost: $7,420,391,000)		8,904,358
Other assets less liabilities (0.81)%		(71,177)

Net assets 100.00%		$8,833,181

60	American Funds Insurance Series

Blue Chip Income and Growth Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

[1]	Security did not produce income during the last 12 months.

Key to abbreviation

ADR = American Depositary Receipts

See notes to financial statements.

American Funds Insurance Series	61

Global Growth and Income Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 92.66%	Shares	Value (000)
Information technology 14.66%
Taiwan Semiconductor Manufacturing Co., Ltd.	8,493,800	$65,359
Microsoft Corp.	391,000	52,378
PagSeguro Digital Ltd., Class A1	1,208,752	47,105
Broadcom Inc.	121,200	34,889
Apple Inc.	112,500	22,266
Halma PLC	610,000	15,648
ASML Holding NV	70,000	14,625
Other securities		48,679
		300,949

Financials 12.85%
AIA Group Ltd.	3,200,000	34,512
Sberbank of Russia PJSC (ADR)	1,710,000	26,300
HDFC Bank Ltd.	644,000	22,799
CME Group Inc., Class A	100,000	19,411
The Blackstone Group Inc., Class A	412,500	18,323
Toronto-Dominion Bank (CAD denominated)	292,000	17,062
B3 SA - Brasil, Bolsa, Balcao	1,500,000	14,633
Ping An Insurance (Group) Co. of China, Ltd., Class H	1,195,000	14,349
DBS Group Holdings Ltd.	705,000	13,527
Other securities		82,957
		263,873

Industrials 12.43%
Airbus SE, non-registered shares	672,200	95,300
Lockheed Martin Corp.	66,000	23,994
CCR SA, ordinary nominative	6,017,900	21,408
Safran SA	143,000	20,952
Rheinmetall AG	151,500	18,545
Boeing Co.	45,900	16,708
Other securities		58,397
		255,304

Consumer discretionary 9.21%
Home Depot, Inc.	135,700	28,221
LVMH Moët Hennessy-Louis Vuitton SE	56,200	23,920
Carnival Corp., units	319,000	14,849
Norwegian Cruise Line Holdings Ltd.[1]	275,000	14,748
Other securities		107,274
		189,012

Communication services 8.39%
Nintendo Co., Ltd.	224,000	82,046
Alphabet Inc., Class A1	21,800	23,605
Alphabet Inc., Class C1	7,000	7,566
Other securities		59,085
		172,302

Health care 8.25%
UnitedHealth Group Inc.	101,825	24,846
Merck & Co., Inc.	267,350	22,417
Boston Scientific Corp.[1]	351,000	15,086
Abbott Laboratories	171,000	14,381
Fleury SA, ordinary nominative	2,500,000	13,900
AstraZeneca PLC	167,000	13,654
Novartis AG	148,000	13,524
Other securities		51,525
		169,333

62	American Funds Insurance Series

Global Growth and Income Fund

Common stocks	Shares	Value (000)
Materials 7.67%
Vale SA, ordinary nominative	2,395,000	$32,320
Fortescue Metals Group Ltd.	4,763,816	30,167
Freeport-McMoRan Inc.	2,499,000	29,013
Koninklijke DSM NV	109,000	13,473
Other securities		52,569
		157,542

Energy 6.48%
Reliance Industries Ltd.[1]	2,830,148	51,377
Gazprom PJSC (ADR)	3,431,000	25,135
Royal Dutch Shell PLC, Class B	550,000	18,028
Other securities		38,461
		133,001

Real estate 4.42%
MGM Growth Properties LLC REIT, Class A	676,200	20,726
Gaming and Leisure Properties, Inc. REIT	425,000	16,566
Alexandria Real Estate Equities, Inc. REIT	103,000	14,532
Other securities		38,970
		90,794

Consumer staples 4.36%
Nestlé SA	434,700	45,002
Other securities		44,438
		89,440

Utilities 3.94%
Ørsted AS	491,552	42,504
Enel SpA	2,780,000	19,409
Other securities		18,984
		80,897

Total common stocks (cost: $1,409,787,000)		1,902,447

Preferred securities 0.39%
Financials 0.39%
Other securities		8,125

Total preferred securities (cost: $6,929,000)		8,125

Bonds, notes & other debt instruments 1.71%	Principal amount (000)
Corporate bonds & notes 1.71%
Communication services 1.71%
Sprint Corp. 7.25% 2021	$33,000	35,145

Total bonds, notes & other debt instruments (cost: $31,773,000)		35,145

Short-term securities 4.32%	Shares
Money market investments 4.32%
Capital Group Central Cash Fund	886,487	88,640

Total short-term securities (cost: $88,643,000)		88,640
Total investment securities 99.08% (cost: $1,537,132,000)		2,034,357
Other assets less liabilities 0.92%		18,830

Net assets 100.00%		$2,053,187

American Funds Insurance Series	63

Global Growth and Income Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized depreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2019 (000)
USD7,285	AUD10,500	JPMorgan Chase	7/26/2019	$(94)

[1]	Security did not produce income during the last 12 months.

Key to abbreviations and symbol

ADR = American Depositary Receipts

AUD = Australian dollars

CAD = Canadian dollars

USD/$ = U.S. dollars

See notes to financial statements.

64	American Funds Insurance Series

Growth-Income Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 93.00%	Shares	Value (000)
Information technology 15.21%
Microsoft Corp.	9,380,500	$1,256,612
Broadcom Inc.	2,108,034	606,819
Intel Corp.	10,360,800	495,971
Texas Instruments Inc.	3,082,688	353,769
Accenture PLC, Class A	1,510,900	279,169
Mastercard Inc., Class A	791,000	209,243
Visa Inc., Class A	1,160,200	201,353
QUALCOMM Inc.	2,386,566	181,546
Other securities		1,581,296
		5,165,778

Health care 15.14%
UnitedHealth Group Inc.	2,444,268	596,426
Abbott Laboratories	6,329,069	532,275
Gilead Sciences, Inc.	6,325,600	427,358
Amgen Inc.	2,281,997	420,526
Merck & Co., Inc.	4,164,380	349,183
Eli Lilly and Co.	2,077,600	230,177
Cigna Corp.	1,327,418	209,135
Other securities		2,376,470
		5,141,550

Financials 11.17%
JPMorgan Chase & Co.	5,027,030	562,022
CME Group Inc., Class A	2,002,500	388,705
Bank of New York Mellon Corp.	6,957,700	307,182
Intercontinental Exchange, Inc.	3,183,555	273,595
Aon PLC, Class A	1,214,800	234,432
Other securities		2,028,647
		3,794,583

Industrials 11.05%
General Dynamics Corp.	2,639,200	479,859
Airbus SE, non-registered shares	2,824,564	400,449
BWX Technologies, Inc.[1]	5,373,948	279,983
TransDigm Group Inc.[2]	485,800	235,030
Northrop Grumman Corp.	694,900	224,529
Equifax Inc.	1,406,200	190,174
Other securities		1,944,195
		3,754,219

Communication services 10.97%
Facebook, Inc., Class A2	6,449,227	1,244,701
Alphabet Inc., Class C2	316,784	342,415
Alphabet Inc., Class A2	279,980	303,162
Netflix, Inc.[2]	1,449,649	532,485
Verizon Communications Inc.	4,009,400	229,057
Comcast Corp., Class A	4,893,400	206,893
Charter Communications, Inc., Class A2	458,369	181,138
Other securities		687,081
		3,726,932

Consumer staples 7.91%
Coca-Cola Co.	7,223,100	367,800
British American Tobacco PLC	6,930,260	241,942
British American Tobacco PLC (ADR)	479,440	16,718
Costco Wholesale Corp.	832,200	219,917
Pernod Ricard SA	1,169,574	215,514

American Funds Insurance Series	65

Growth-Income Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Mondelez International, Inc.	3,567,400	$192,283
Carlsberg A/S, Class B	1,390,224	184,300
Other securities		1,247,808
		2,686,282

Energy 7.05%
Exxon Mobil Corp.	5,845,200	447,918
Chevron Corp.	2,164,300	269,325
Enbridge Inc. (CAD denominated)	5,893,659	212,874
Enbridge Inc. (CAD denominated)[3]	1,340,553	48,420
EOG Resources, Inc.	2,715,800	253,004
Schlumberger Ltd.	4,570,400	181,628
Other securities		982,492
		2,395,661

Consumer discretionary 5.65%
Amazon.com, Inc.[2]	290,400	549,910
Other securities		1,370,517
		1,920,427

Materials 4.77%
Celanese Corp.	3,193,233	344,230
International Flavors & Fragrances Inc.	1,599,000	231,999
Linde PLC	1,152,000	231,322
Other securities		812,038
		1,619,589

Utilities 2.02%
Sempra Energy	2,375,700	326,516
Other securities		360,574
		687,090

Real estate 1.90%
Crown Castle International Corp. REIT	1,795,400	234,031
Other securities		411,840
		645,871

Mutual funds 0.16%
Other securities		54,750

Total common stocks (cost: $23,041,561,000)		31,592,732

Convertible stocks 0.30%
Other 0.30%
Other securities		99,581

Total convertible stocks (cost: $89,661,000)		99,581

Convertible bonds 0.02%	Principal amount (000)
Energy 0.02%
Other securities		7,112

Total convertible bonds (cost: $11,820,000)		7,112

66	American Funds Insurance Series

Growth-Income Fund

Short-term securities 6.26%	Shares	Value (000)
Money market investments 6.26%
Capital Group Central Cash Fund	21,280,609	$2,127,848

Total short-term securities (cost: $2,127,852,000)		2,127,848
Total investment securities 99.58% (cost: $25,270,894,000)		33,827,273
Other assets less liabilities 0.42%		142,019

Net assets 100.00%		$33,969,292

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holding is shown in the summary investment portfolio. Further details on this holding and related transactions during the six months ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2019 (000)
Common stocks 0.82%
Industrials 0.82%
BWX Technologies, Inc.	5,290,948	83,000	—	5,373,948	$—	$73,906	$1,827	$279,983

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Security did not produce income during the last 12 months.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $48,420,000, which represented .14% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements.

American Funds Insurance Series	67

International Growth and Income Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 92.46%	Shares	Value (000)
Financials 18.26%
HDFC Bank Ltd.	1,228,800	$43,503
Zurich Insurance Group AG	92,200	32,103
AIA Group Ltd.	1,833,000	19,769
Prudential PLC	738,000	16,083
ING Groep NV	1,367,000	15,849
Sony Financial Holdings Inc.	526,100	12,629
Banco Santander, SA	2,611,538	12,117
Sumitomo Mitsui Financial Group, Inc.	308,000	10,873
Haci Ömer Sabanci Holding AS	6,520,900	9,673
GT Capital Holdings, Inc.	501,049	9,193
Other securities		80,065
		261,857

Health care 12.76%
Novartis AG	502,545	45,920
Takeda Pharmaceutical Co., Ltd.	1,043,753	37,010
Fresenius SE & Co. KGaA	551,600	29,906
Daiichi Sankyo Co., Ltd.	561,000	29,321
China Biologic Products Holdings, Inc.[1]	182,000	17,345
Other securities		23,554
		183,056

Industrials 11.63%
Airbus SE, non-registered shares	253,960	36,005
Shanghai International Airport Co., Ltd., Class A	2,590,033	31,593
ASSA ABLOY AB, Class B	681,100	15,395
Komatsu Ltd.	629,600	15,183
Airports of Thailand PCL, foreign registered	5,250,000	12,583
Adani Ports & Special Economic Zone Ltd.	2,008,779	11,937
Aena SME, SA, non-registered shares	52,450	10,395
Other securities		33,714
		166,805

Energy 8.60%
Royal Dutch Shell PLC, Class A (GBP denominated)	2,147,691	70,164
Royal Dutch Shell PLC, Class B	138,000	4,523
TOTAL SA	404,534	22,666
Canadian Natural Resources, Ltd. (CAD denominated)	272,500	7,348
Canadian Natural Resources, Ltd.	92,000	2,481
Other securities		16,229
		123,411

Real estate 7.67%
Sun Hung Kai Properties Ltd.	2,249,500	38,155
CK Asset Holdings Ltd.	3,939,348	30,837
Daito Trust Construction Co., Ltd.	144,800	18,447
China Resources Land Ltd.	3,064,000	13,493
Other securities		9,011
		109,943

Consumer discretionary 6.98%
Sony Corp.	430,000	22,526
LVMH Moët Hennessy-Louis Vuitton SE	48,000	20,430
Luckin Coffee Inc., Class A (ADR)[1]	508,404	9,909
Kering SA	16,600	9,817
Just Eat PLC[1]	1,215,000	9,644
Other securities		27,776
		100,102

68	American Funds Insurance Series

International Growth and Income Fund

Common stocks	Shares	Value (000)
Materials 6.83%
Rio Tinto PLC	792,800	$49,138
Yara International ASA	343,000	16,638
Air Liquide SA, non-registered shares	72,000	10,074
Other securities		22,156
		98,006

Utilities 5.91%
Ørsted AS	317,300	27,437
E.ON SE	1,952,000	21,199
ENN Energy Holdings Ltd.	1,658,000	16,131
Other securities		20,062
		84,829

Consumer staples 5.71%
Pernod Ricard SA	128,650	23,706
British American Tobacco PLC	627,958	21,923
Coca-Cola Icecek AS, Class C	2,631,000	13,576
Other securities		22,748
		81,953

Information technology 4.33%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,804,000	21,577
Tokyo Electron Ltd.	96,500	13,533
Samsung Electronics Co., Ltd.	259,000	10,543
ASML Holding NV	47,800	9,987
Other securities		6,420
		62,060

Communication services 3.78%
Yandex NV, Class A1	470,000	17,860
Other securities		36,329
		54,189

Total common stocks (cost: $1,177,798,000)		1,326,211

Preferred securities 1.25%
Financials 0.98%
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,486,950	14,007

Energy 0.27%
Other securities		3,875

Total preferred securities (cost: $13,377,000)		17,882

Bonds, notes & other debt instruments 1.15%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 0.62%
Other securities		8,979

Corporate bonds & notes 0.53%
Other 0.53%
Other securities		7,582

Total corporate bonds & notes		7,582

Total bonds, notes & other debt instruments (cost: $15,610,000)		16,561

American Funds Insurance Series	69

International Growth and Income Fund

Short-term securities 4.89%	Shares	Value (000)
Money market investments 4.53%
Capital Group Central Cash Fund	649,569	$64,951

	Principal amount (000)
Other short-term securities 0.36%
Other securities		5,254

Total short-term securities (cost: $69,825,000)		70,205
Total investment securities 99.75% (cost: $1,276,610,000)		1,430,859
Other assets less liabilities 0.25%		3,524

Net assets 100.00%		$1,434,383

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes a security (with a value of $1,907,000, which represented .13% of the net assets of the fund) which was acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

Contract amount				Unrealized appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2019 (000)
USD1,559	GBP1,223	Morgan Stanley	7/12/2019	$5

[1]	Security did not produce income during the last 12 months.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

GBP = British pounds

USD/$ = U.S. dollars

See notes to financial statements.

70	American Funds Insurance Series

Capital Income Builder

Summary investment portfolio June 30, 2019	unaudited

Common stocks 67.41%	Shares	Value (000)
Information technology 9.58%
Microsoft Corp.	109,620	$14,685
Broadcom Inc.	50,800	14,623
QUALCOMM Inc.	140,900	10,718
Intel Corp.	221,100	10,584
Taiwan Semiconductor Manufacturing Co., Ltd.	1,277,800	9,832
Other securities		19,983
		80,425

Consumer staples 9.08%
Philip Morris International Inc.	145,220	11,404
Diageo PLC	233,600	10,039
British American Tobacco PLC	271,200	9,468
Carlsberg A/S, Class B	69,692	9,239
Coca-Cola Co.	177,700	9,048
Nestlé SA	69,277	7,172
Altria Group, Inc.	150,370	7,120
Other securities		12,741
		76,231

Financials 8.63%
CME Group Inc., Class A	59,566	11,562
Zurich Insurance Group AG	26,872	9,357
DBS Group Holdings Ltd.	335,700	6,441
SunTrust Banks, Inc.	100,500	6,316
Sampo Oyj, Class A	130,569	6,162
Other securities		32,667
		72,505

Real estate 8.21%
Crown Castle International Corp. REIT	130,300	16,984
American Tower Corp. REIT	77,569	15,859
Link Real Estate Investment Trust REIT	693,500	8,522
Digital Realty Trust, Inc. REIT	49,000	5,772
Other securities		21,844
		68,981

Energy 7.49%
Royal Dutch Shell PLC, Class B	413,140	13,542
Royal Dutch Shell PLC, Class B (ADR)	8,500	559
Royal Dutch Shell PLC, Class A (GBP denominated)	101	3
Enbridge Inc. (CAD denominated)	369,670	13,352
Williams Companies, Inc.	236,700	6,637
Occidental Petroleum Corp.	122,600	6,165
Other securities		22,602
		62,860

Communication services 5.11%
Vodafone Group PLC	5,707,800	9,374
Koninklijke KPN NV	2,692,994	8,268
Verizon Communications Inc.	119,950	6,853
HKT Trust and HKT Ltd., units	3,699,240	5,872
Other securities		12,525
		42,892

Health care 4.93%
AstraZeneca PLC	123,900	10,130
AstraZeneca PLC (ADR)	145,100	5,990
GlaxoSmithKline PLC	421,500	8,439
Pfizer Inc.	176,500	7,646
Other securities		9,201
		41,406

American Funds Insurance Series	71

Capital Income Builder

Common stocks (continued)	Shares		Value (000)
Utilities 4.26%
Enel SpA	1,753,109		$12,240
Edison International	135,100		9,107
Other securities			14,428
			35,775

Consumer discretionary 4.21%
Las Vegas Sands Corp.	173,400		10,246
Sands China Ltd.	1,460,800		6,985
Other securities			18,135
			35,366

Industrials 3.85%
Airbus SE, non-registered shares	90,999		12,901
Boeing Co.	21,300		7,754
Other securities			11,658
			32,313

Materials 2.06%
Other securities			17,288

Total common stocks (cost: $534,432,000)			566,042

Rights & warrants 0.00%
Energy 0.00%
Other securities			—	[1]

Total rights & warrants (cost: $0)			—	[1]

Convertible stocks 1.11%
Utilities 0.66%
Other securities			5,541

Real estate 0.45%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	3,150		3,786

Total convertible stocks (cost: $8,227,000)			9,327

Bonds, notes & other debt instruments 22.66%	Principal amount (000)
U.S. Treasury bonds & notes 13.13%
U.S. Treasury 12.45%
U.S. Treasury 2.25% 2021	$12,000		12,100
U.S. Treasury 1.875% 2022	10,500		10,551
U.S. Treasury 2.00% 2022[2]	15,000		15,130
U.S. Treasury 2.125% 2022	8,800		8,919
U.S. Treasury 2.00% 2025	13,200		13,327
U.S. Treasury 2.00% 2026	7,500		7,558
U.S. Treasury 0%–3.13% 2021–2049[2]	39,303		36,935
			104,520

U.S. Treasury inflation-protected securities 0.68%
U.S. Treasury Inflation-Protected Security 0.625% 2023[3]	5,657		5,728
U.S. Treasury Inflation-Protected Security 0.50% 2028[3]	—	[1]	—	[1]
			5,728

Total U.S. Treasury bonds & notes			110,248

72	American Funds Insurance Series

Capital Income Builder

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Mortgage-backed obligations 5.27%
Federal agency mortgage-backed obligations 4.99%
Fannie Mae Pool #CA2055 4.50% 2048[4]	$6,244	$6,565
Fannie Mae Pool #CA1709 4.50% 2048[4]	5,393	5,675
Fannie Mae Pool #CA1563 4.50% 2048[4]	5,290	5,567
Fannie Mae 3.50%–4.00% 2046–2049[4]	2,067	2,156
Government National Mortgage Assn. 4.18%–6.64% 2048–2064[4,5]	14,177	14,838
Other securities		7,130
		41,931

Collateralized mortgage-backed obligations (privately originated) 0.28%
Other securities		2,358

Total mortgage-backed obligations		44,289

Corporate bonds & notes 3.21% Utilities 0.57%
Southern California Edison Co. 4.00%–4.65% 2043–2048	419	425
Other securities		4,366
		4,791

Health care 0.47%
AstraZeneca PLC 3.375% 2025	200	209
Other securities		3,711
		3,920

Consumer staples 0.41%
British American Tobacco PLC 3.56%–4.54% 2027–2047	920	906
Philip Morris International Inc. 3.375% 2029	280	289
Other securities		2,266
		3,461

Communication services 0.28%
Vodafone Group PLC 5.25% 2048	250	277
Other securities		2,070
		2,347

Information technology 0.22%
Broadcom Inc. 4.75% 2029[6]	530	544
Broadcom Ltd. 3.50%–3.88% 2024–2028	428	419
Other securities		904
		1,867

Energy 0.18%
Enbridge Energy Partners, LP 7.375% 2045	85	125
Other securities		1,402
		1,527

Other 1.08%
Other securities		9,048

Total corporate bonds & notes		26,961

Asset-backed obligations 1.00%
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12% 2026[4,6]	6,959	6,948
Other securities		1,409

Total asset-backed obligations		8,357

American Funds Insurance Series	73

Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals 0.05%
Other securities		$412

Total bonds, notes & other debt instruments (cost: $185,342,000)		190,267

Short-term securities 8.17%	Shares
Money market investments 8.17%
Capital Group Central Cash Fund	685,730	68,566

Total short-term securities (cost: $68,566,000)		68,566
Total investment securities 99.35% (cost: $796,567,000)		834,202
Other assets less liabilities 0.65%		5,487

Net assets 100.00%		$839,689

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes a security which was valued under fair value procedures adopted by authority of the board of trustees. The total value of the security which was valued under fair value procedures was $190,000, which represented .02% of the net assets of the fund.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [7]	Value at 6/30/2019 (000) [8]	Unrealized appreciation (depreciation) at 6/30/2019 (000)
2 Year U.S. Treasury Note Futures	Long	417	October 2019	$83,400	$89,730	$646
5 Year U.S. Treasury Note Futures	Short	73	October 2019	(7,300)	(8,626)	(104)
10 Year Ultra U.S. Treasury Note Futures	Short	235	September 2019	(23,500)	(32,459)	(1,021)
20 Year U.S. Treasury Bond Futures	Long	49	September 2019	4,900	7,624	203
30 Year Ultra U.S. Treasury Bond Futures	Long	27	September 2019	2,700	4,794	210
						$(66)

74	American Funds Insurance Series

Capital Income Builder

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2019 (000)
2.337%	U.S. EFFR	7/31/2019	$123,000	$(4)	$—	$(4)
2.325%	U.S. EFFR	7/31/2019	163,000	(6)	—	(6)
2.305%	U.S. EFFR	7/31/2019	163,000	(9)	—	(9)
U.S. EFFR	2.039%	9/18/2019	309,000	(4)	—	(4)
2.4035%	U.S. EFFR	1/11/2021	30,760	364	—	364
2.3995%	U.S. EFFR	1/11/2021	21,249	250	—	250
2.3755%	U.S. EFFR	2/6/2021	29,000	354	—	354
2.37%	U.S. EFFR	3/8/2021	15,000	194	—	194
3-month USD-LIBOR	2.348%	4/1/2021	47,000	(421)	—	(421)
2.197%	U.S. EFFR	4/15/2021	31,000	338	—	338
2.21875%	U.S. EFFR	3/14/2024	9,000	293	—	293
					$—	$1,349

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Amount less than one thousand.
[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $709,000, which represented .08% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $16,746,000, which represented 1.99% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

EFFR = Effective Federal Funds Rate

GBP = British pounds

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	75

Asset Allocation Fund

Summary investment portfolio June 30, 2019	unaudited

Common stocks 61.08%	Shares	Value (000)
Information technology 14.78%
Microsoft Corp.	6,641,900	$889,749
Broadcom Inc.	2,095,000	603,067
ASML Holding NV (New York registered)	1,865,000	387,790
ASML Holding NV	70,000	14,625
VeriSign, Inc.[1]	1,700,000	355,572
Intel Corp.	5,820,000	278,603
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	6,276,700	245,858
Intuit Inc.	900,000	235,197
MKS Instruments, Inc.[2]	2,800,000	218,092
Visa Inc., Class A	1,032,000	179,103
Other securities		357,479
		3,765,135

Financials 10.02%
Chubb Ltd.	2,200,000	324,038
Arch Capital Group Ltd.[1]	7,331,500	271,852
First Republic Bank	2,580,000	251,937
CME Group Inc., Class A	977,200	189,684
JPMorgan Chase & Co.	1,600,000	178,880
Capital One Financial Corp.	1,950,000	176,943
Citigroup Inc.	2,500,000	175,075
Bank of America Corp.	6,000,000	174,000
Wells Fargo & Co.	3,500,000	165,620
Other securities		643,239
		2,551,268

Health care 9.93%
Johnson & Johnson	3,672,000	511,436
UnitedHealth Group Inc.	2,016,300	491,997
Humana Inc.	1,265,000	335,604
Merck & Co., Inc.	2,420,300	202,942
Bluebird Bio, Inc.[1]	1,558,700	198,267
Cigna Corp.	1,250,000	196,938
Other securities		592,293
		2,529,477

Industrials 5.77%
Boeing Co.	1,211,000	440,816
Northrop Grumman Corp.	1,349,400	436,005
Lockheed Martin Corp.	847,200	307,991
Other securities		285,567
		1,470,379

Consumer discretionary 4.93%
Home Depot, Inc.	1,125,000	233,966
Amazon.com, Inc.[1]	103,000	195,044
Suzuki Motor Corp.	3,700,000	173,787
General Motors Co.	4,100,000	157,973
VF Corp.	1,500,000	131,025
Other securities		363,809
		1,255,604

Energy 3.92%
Noble Energy, Inc.	12,500,000	280,000
Cenovus Energy Inc.	28,000,000	246,955
Royal Dutch Shell PLC, Class B (ADR)	2,745,000	180,456
Suncor Energy Inc.	4,000,000	124,776
Other securities		165,644
		997,831

76	American Funds Insurance Series

Asset Allocation Fund

Common stocks	Shares	Value (000)
Consumer staples 3.85%
Philip Morris International Inc.	5,430,000	$426,418
Nestlé SA	3,006,689	311,264
Nestlé SA (ADR)	900,000	93,060
Other securities		148,922
		979,664

Communication services 3.71%
Charter Communications, Inc., Class A1	827,126	326,864
Facebook, Inc., Class A1	1,077,100	207,880
Other securities		409,851
		944,595

Materials 2.67%
Dow Inc.	4,616,666	227,648
Other securities		453,796
		681,444

Real estate 0.87%
Other securities		220,771

Utilities 0.63%
CMS Energy Corp.	2,284,700	132,307
Other securities		28,901
		161,208

Total common stocks (cost: $10,698,642,000)		15,557,376

Rights & warrants 0.00%
Other 0.00%
Other securities		101

Total rights & warrants (cost: $47,000)		101

Convertible stocks 0.27%
Other 0.27%
Other securities		67,927

Total convertible stocks (cost: $66,588,000)		67,927

Convertible bonds 0.00%	Principal amount (000)
Communication services 0.00%
Other securities		1,286

Total convertible bonds (cost: $1,390,000)		1,286

Bonds, notes & other debt instruments 30.44%
U.S. Treasury bonds & notes 12.71%
U.S. Treasury 10.47%
U.S. Treasury 1.25% 2020[3]	$278,117	276,813
U.S. Treasury 1.625% 2020	125,000	124,600
U.S. Treasury 2.25% 2021	138,000	139,145
U.S. Treasury 2.50% 2021	200,000	202,080
U.S. Treasury 1.75% 2024	130,000	129,970
U.S. Treasury 2.50% 2024	225,000	232,409
U.S. Treasury 1.13%–4.75% 2019–2049[3]	1,516,483	1,562,257
		2,667,274

American Funds Insurance Series	77

Asset Allocation Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities 2.24%
U.S. Treasury Inflation-Protected Security 0.625% 2024[4]	$223,594	$227,688
U.S. Treasury Inflation-Protected Security 1.375% 2044[3,4]	140,628	160,014
U.S. Treasury Inflation-Protected Securities 0.38%–1.00% 2024–2049[3,4]	189,143	183,285
		570,987

Total U.S. Treasury bonds & notes		3,238,261

Corporate bonds & notes 10.79%
Health care 1.85%
UnitedHealth Group Inc. 3.38%–4.45% 2024–2048	12,215	13,369
Other securities		458,990
		472,359

Financials 1.70%
ACE INA Holdings Inc. 2.30%–4.35% 2020–2045	7,405	7,683
Other securities		424,406
		432,089

Energy 1.18%
Cenovus Energy Inc. 3.80%–5.40% 2023–2047	17,385	18,156
Noble Energy, Inc. 4.95% 2047	375	398
Other securities		282,453
		301,007

Communication services 1.15%
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50%–6.48% 2023–2049[5]	33,760	36,326
Other securities		255,457
		291,783

Industrials 0.80%
Boeing Co. 2.70%–3.90% 2022–2049	16,533	17,042
Lockheed Martin Corp. 2.50%–3.55% 2020–2026	10,050	10,312
Northrop Grumman Corp. 2.93%–3.25% 2025–2028	13,245	13,554
Other securities		164,113
		205,021

Consumer staples 0.78%
Nestlé Holdings, Inc. 3.35% 2023[5]	750	782
Philip Morris International Inc. 1.88%–4.25% 2020–2044	15,481	15,777
Other securities		182,969
		199,528

Information technology 0.51%
Broadcom Inc. 3.13%–4.75% 2022–2029[5]	30,890	31,474
Broadcom Ltd. 3.50%–3.88% 2024–2028	11,832	11,578
Microsoft Corp. 3.30%–4.25% 2027–2047	11,250	12,565
Other securities		73,386
		129,003

Other 2.82%
Other securities		716,137

Total corporate bonds & notes		2,746,927

78	American Funds Insurance Series

Asset Allocation Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Mortgage-backed obligations 6.06%
Federal agency mortgage-backed obligations 5.84%
Fannie Mae 0%–7.50% 2021–2049[6,7]	$410,879	$426,582
Freddie Mac 3.00%–6.50% 2034–2048[6]	272,601	282,129
Government National Mortgage Assn. 3.50%–4.50% 2048–2049[6,8]	400,322	416,602
Other securities		365,962
		1,491,275

Other 0.22%
Other securities		51,824

Total mortgage-backed obligations		1,543,099

Federal agency bonds & notes 0.05%
Fannie Mae 1.875% 2026[3]	13,000	12,852

Other 0.83%
Other securities		210,817

Total bonds, notes & other debt instruments (cost: $7,576,505,000)		7,751,956

Short-term securities 10.32%	Shares
Money market investments 10.32%
Capital Group Central Cash Fund	26,293,786	2,629,116

Total short-term securities (cost: $2,629,127,000)		2,629,116
Total investment securities 102.11% (cost: $20,972,299,000)		26,007,762
Other assets less liabilities (2.11)%		(536,983)

Net assets 100.00%		$25,470,779

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $33,335,000, which represented .13% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $45,351,000, which represented .18% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $4,014,000, an aggregate cost of $9,216,000, and which represented .02% of the net assets of the fund) were acquired from 9/26/2013 to 11/16/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [9]	Value at 6/30/2019 (000) [10]	Unrealized appreciation (depreciation) at 6/30/2019 (000)
90 Day Euro Dollar Futures	Long	4,190	September 2019	$1,047,500	$1,026,498	$911
90 Day Euro Dollar Futures	Long	1,682	March 2020	420,500	413,309	1,574
90 Day Euro Dollar Futures	Short	4,190	September 2020	(1,047,500)	(1,031,211)	(889)
90 Day Euro Dollar Futures	Short	1,682	March 2021	(420,500)	(414,066)	(1,344)
2 Year U.S. Treasury Note Futures	Long	7,644	October 2019	1,528,800	1,644,833	9,786
5 Year U.S. Treasury Note Futures	Long	2,171	October 2019	217,100	256,517	2,658
10 Year U.S. Treasury Note Futures	Short	8	September 2019	(800)	(1,024)	(15)

American Funds Insurance Series	79

Asset Allocation Fund

Futures contracts (continued)

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[9]	Value at 6/30/2019 (000)	[10]	Unrealized appreciation (depreciation) at 6/30/2019 (000)
10 Year Ultra U.S. Treasury Note Futures	Short	2,089	September 2019	$(208,900)		$(288,543)		$(5,727)
30 Year Ultra U.S. Treasury Bond Futures	Long	613	September 2019	61,300		108,846		3,458
								$10,412

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized depreciation at 6/30/2019 (000)
1.6365%	3-month USD-LIBOR	10/16/2019	$124,000	$(267)	$—	$(267)
3-month USD-LIBOR	2.18075%	3/29/2024	26,400	(524)	—	(524)
3-month USD-LIBOR	2.194%	3/29/2024	101,900	(2,083)	—	(2,083)
3-month USD-LIBOR	2.21875%	3/29/2024	107,250	(2,313)	—	(2,313)
3-month USD-LIBOR	2.945%	10/16/2044	28,000	(4,195)	—	(4,194)
					$—	$(9,381)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the six months ended June 30, 2019, appear below.

						Net
	Beginning			Ending	Net	unrealized	Dividend	Value of
	shares or			shares or	realized	(depreciation)	or interest	affiliates at
	principal			principal	loss	appreciation	income	6/30/2019
	amount	Additions	Reductions	amount	(000)	(000)	(000)	(000)
Common stocks 1.61%
Information technology 0.86%
MKS Instruments, Inc.	—	2,800,000	—	2,800,000	$—	$(19,186)	$390	$218,092

Consumer discretionary 0.75%
Dillard’s, Inc., Class A (USA)	1,700,000	—	—	1,700,000	—	3,349	340	105,876
Kontoor Brands, Inc.[1]	—	3,084,392	—	3,084,392	—	1,070	—	86,425
								192,301

Energy 0.00%
Weatherford International PLC[1,11]	60,000,000	—	60,000,000	—	(446,158)	415,322	—	—
Total common stocks								410,393

Bonds, notes & other debt instruments 0.00%
Energy 0.00%
Weatherford International PLC 4.50% 2022[11]	$6,365,000	—	—	$6,365,000	—	(592)	241	—
Weatherford International PLC 8.25% 2023[11]	$5,800,000	—	—	$5,800,000	—	(469)	243	—
Weatherford International PLC 9.875% 2024[11]	$1,000,000	—	—	$1,000,000	—	(92)	48	—
Weatherford International PLC 9.875% 2025[11]	$2,550,000	—	—	$2,550,000	—	(224)	127	—
Weatherford International PLC 6.50% 2036[11]	$7,595,000	—	—	$7,595,000	—	(51)	260	—
Weatherford International PLC 6.75% 2040[11]	$7,825,000	—	—	$7,825,000	—	(53)	275	—
								—
Total 1.61%					$(446,158)	$399,074	$1,924	$410,393

80	American Funds Insurance Series

Asset Allocation Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $13,869,000, which represented .05% of the net assets of the fund.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $936,956,000, which represented 3.68% of the net assets of the fund.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Coupon rate may change periodically.
[8]	Purchased on a TBA basis.
[9]	Notional amount is calculated based on the number of contracts and notional contract size.
[10]	Value is calculated based on the notional amount and current market price.
[11]	Unaffiliated issuer at 6/30/2019.

Key to abbreviations and symbol

ADR = American Depositary Receipts

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	81

Global Balanced Fund
Summary investment portfolio June 30, 2019	unaudited

Common stocks 59.16%	Shares	Value (000)
Information technology 11.42%
Broadcom Inc.	26,895	$7,742
PagSeguro Digital Ltd., Class A1	161,228	6,283
Taiwan Semiconductor Manufacturing Co., Ltd.	804,000	6,187
ASML Holding NV	25,800	5,390
Microsoft Corp.	32,620	4,370
Temenos AG	18,000	3,220
Visa Inc., Class A	14,600	2,534
Infosys Ltd.	214,650	2,276
Other securities		9,448
		47,450

Health care 10.20%
Merck & Co., Inc.	116,325	9,754
AstraZeneca PLC	102,050	8,344
Humana Inc.	16,330	4,332
Mettler-Toledo International Inc.[1]	3,500	2,940
Coloplast A/S, Class B	21,200	2,396
Other securities		14,633
		42,399

Financials 8.52%
Berkshire Hathaway Inc., Class A1	21	6,685
Sberbank of Russia PJSC (ADR)	331,000	5,091
JPMorgan Chase & Co.	45,300	5,065
AIA Group Ltd.	426,000	4,595
B3 SA - Brasil, Bolsa, Balcao	376,000	3,668
Hang Seng Bank Ltd.	114,000	2,838
BlackRock, Inc.	5,730	2,689
Other securities		4,794
		35,425

Consumer staples 7.64%
Nestlé SA	64,100	6,636
British American Tobacco PLC	156,300	5,457
Altria Group, Inc.	87,000	4,120
Philip Morris International Inc.	50,800	3,989
Keurig Dr Pepper Inc.	106,000	3,063
Other securities		8,495
		31,760

Industrials 6.59%
Boeing Co.	11,250	4,095
Edenred SA	66,528	3,394
MTU Aero Engines AG	9,800	2,335
Other securities		17,580
		27,404

Consumer discretionary 4.31%
Home Depot, Inc.	22,275	4,632
General Motors Co.	110,500	4,258
Amazon.com, Inc.[1]	1,375	2,604
LVMH Moët Hennessy-Louis Vuitton SE	5,765	2,454
Alibaba Group Holding Ltd. (ADR)[1]	13,700	2,321
Other securities		1,623
		17,892

Materials 2.83%
Other securities		11,753

82	American Funds Insurance Series

Global Balanced Fund

Common stocks	Shares	Value (000)
Energy 2.45%
Other securities		$10,162

Communication services 2.22%
Alphabet Inc., Class C1	3,579	3,868
Nintendo Co., Ltd.	7,500	2,747
SK Telecom Co., Ltd.	11,590	2,600
		9,215

Real estate 1.77%
Crown Castle International Corp. REIT	23,940	3,120
Gaming and Leisure Properties, Inc. REIT	59,720	2,328
Other securities		1,894
		7,342

Utilities 1.21%
Ørsted AS	58,400	5,050

Total common stocks (cost: $194,289,000)		245,852

Bonds, notes & other debt instruments 35.34%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 14.82%
Japan, Series 395, 0.10% 2020	¥423,100	3,942
Japan, Series 346, 0.10% 2027	304,250	2,901
Japan 0.10%–1.70% 2020–2049[2]	1,228,461	12,085
Other securities		42,643
		61,571

U.S. Treasury bonds & notes 12.90%
U.S. Treasury 11.14%
U.S. Treasury 2.25% 2021	$5,000	5,041
U.S. Treasury 2.875% 2021	2,250	2,309
U.S. Treasury 1.625% 2022[3]	2,850	2,840
U.S. Treasury 2.875% 2023	2,250	2,356
U.S. Treasury 2.25% 2024	3,055	3,125
U.S. Treasury 2.25% 2027	2,800	2,866
U.S. Treasury 1.00%–3.13% 2019–2049[3]	27,028	27,782
		46,319

U.S. Treasury inflation-protected securities 1.76%
U.S. Treasury Inflation-Protected Security 0.875% 2029[2]	3,845	4,054
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2022–2044[2,3]	3,164	3,260
		7,314

Total U.S. Treasury bonds & notes		53,633

Corporate bonds & notes 5.15%
Financials 1.10%
JPMorgan Chase & Co. 2.55%–3.25% 2021–2023	254	257
JPMorgan Chase & Co., Series S, junior subordinated, perpetual, 6.75% (3-month USD-LIBOR + 3.78% on 2/1/2024)[4]	135	149
JPMorgan Chase Bank NA (3-month USD-LIBOR + 0.34%) 2.926% 2021[5]	300	300
Other securities		3,886
		4,592

American Funds Insurance Series	83

Global Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds & notes (continued)
Health care 0.79%
AstraZeneca PLC 2.38%–3.50% 2022–2023	$260	$268
Humana Inc. 3.15% 2022	100	102
Other securities		2,910
		3,280

Consumer staples 0.50%
Altria Group, Inc. 2.63%–5.80% 2020–2039	225	241
Altria Group, Inc. 1.00%–2.20% 2023–2027	€280	332
British American Tobacco PLC 3.56%–4.39% 2027–2037	$185	181
Philip Morris International Inc. 2.00%–2.90% 2020–2022	170	171
Reynolds American Inc. 4.00%–4.45% 2022–2025	120	126
Other securities		1,039
		2,090

Information technology 0.26%
Broadcom Ltd. 3.875% 2027	190	186
Microsoft Corp. 2.40%–3.30% 2026–2027	577	596
Other securities		293
		1,075

Other 2.50%
Other securities		10,356

Total corporate bonds & notes		21,393

Mortgage-backed obligations 2.47%
Federal agency mortgage-backed obligations 2.01%
Fannie Mae Pool #CA3129 4.00% 2049[6]	3,115	3,235
Fannie Mae 3.50%–4.00% 2049[6]	2,893	2,996
Other securities		2,143
		8,374

Other 0.46%
Other securities		1,900

Total mortgage-backed obligations		10,274

Total bonds, notes & other debt instruments (cost: $143,081,000)		146,871

Short-term securities 5.38%	Shares
Money market investments 5.16%
Capital Group Central Cash Fund	214,395	21,438

	Principal amount (000)
Other short-term securities 0.22%
Other securities		896

Total short-term securities (cost: $22,342,000)		22,334
Total investment securities 99.88% (cost: $359,712,000)		415,057
Other assets less liabilities 0.12%		511

Net assets 100.00%		$415,568

84	American Funds Insurance Series

Global Balanced Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities (with an aggregate value of $9,220,000, which represented 2.22% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Futures contracts

		Number of		Notional amount	[7]	Value at 6/30/2019	[8]	Unrealized appreciation at 6/30/2019
Contracts	Type	contracts	Expiration	(000)		(000)		(000)
5 Year U.S. Treasury Note Futures	Long	54	October 2019	$5,400		$6,380		$89

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2019 (000)
GBP1,100	USD1,403	Morgan Stanley	7/8/2019	$(5)
USD705	GBP560	Morgan Stanley	7/8/2019	(6)
JPY25,675	USD238	HSBC Bank	7/10/2019	— [9]
THB8,500	USD276	HSBC Bank	7/12/2019	1
USD272	THB8,500	HSBC Bank	7/12/2019	(6)
USD823	ILS2,960	Goldman Sachs	7/12/2019	(7)
INR51,625	USD742	Citibank	7/15/2019	4
INR675	USD10	JPMorgan Chase	7/15/2019	— [9]
USD164	EUR145	JPMorgan Chase	7/15/2019	(2)
USD737	INR52,300	Standard Chartered Bank	7/15/2019	(19)
USD168	ILS600	HSBC Bank	7/16/2019	— [9]
EUR1,541	USD1,748	JPMorgan Chase	7/17/2019	6
GBP726	USD922	JPMorgan Chase	7/17/2019	1
USD486	INR33,900	Standard Chartered Bank	7/18/2019	(3)
USD185	INR12,900	Standard Chartered Bank	7/19/2019	(2)
USD333	CNH2,310	Bank of America, N.A.	7/19/2019	(3)
USD629	BRL2,450	Citibank	7/19/2019	(8)
EUR1,130	USD1,278	Morgan Stanley	7/22/2019	10
CAD1,650	USD1,251	Citibank	7/22/2019	9
USD119	INR8,300	Goldman Sachs	7/22/2019	(1)
EUR1,117	USD1,259	Goldman Sachs	7/23/2019	14
CLP1,033,000	USD1,512	JPMorgan Chase	7/24/2019	13
USD598	CNH4,100	Standard Chartered Bank	7/25/2019	2
USD565	JPY61,000	JPMorgan Chase	7/25/2019	(2)
USD337	EUR300	JPMorgan Chase	7/25/2019	(5)
USD509	THB15,900	HSBC Bank	7/25/2019	(10)
EUR744	USD843	Bank of America, N.A.	7/26/2019	5
SEK11,700	USD1,260	Citibank	7/26/2019	3
CAD1,490	USD1,134	HSBC Bank	7/29/2019	5
NOK4,300	USD491	HSBC Bank	8/22/2019	14
NOK2,100	USD243	Bank of America, N.A.	8/22/2019	4
USD1,482	CNH10,300	HSBC Bank	9/18/2019	(16)
USD652	BRL2,510	HSBC Bank	12/18/2019	9
USD156	BRL600	JPMorgan Chase	12/18/2019	2
BRL90	USD23	JPMorgan Chase	12/18/2019	— [9]
BRL50	USD13	HSBC Bank	12/18/2019	— [9]
BRL20	USD5	Citibank	12/18/2019	— [9]
BRL1,320	USD339	Standard Chartered Bank	12/18/2019	— [9]
BRL175	USD46	JPMorgan Chase	12/18/2019	(1)
BRL970	USD249	Bank of New York Mellon	12/18/2019	(1)

American Funds Insurance Series	85

Global Balanced Fund

Forward currency contracts (continued)

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2019 (000)
BRL250	USD65	HSBC Bank	12/20/2019	$(1)
USD62	BRL250	HSBC Bank	12/20/2019	(2)
				$2

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation at 6/30/2019 (000)
(0.0385)%	EONIA	12/4/2021	€4,300	$51	$—	$51

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $77,000, which represented .02% of the net assets of the fund.
[4]	Step bond; coupon rate may change at a later date.
[5]	Coupon rate may change periodically.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.
[9]	Amount less than one thousand.

Key to abbreviations and symbols

ADR = American Depositary Receipts

BRL = Brazilian reais

CAD = Canadian dollars
CLP = Chilean pesos

CNH = Chinese yuan renminbi

EONIA = Euro Overnight Index Average

EUR/€ = Euros

GBP = British pounds

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

LIBOR = London Interbank Offered Rate

NOK = Norwegian kroner

SEK = Swedish kronor

THB = Thai baht

USD/$ = U.S. dollars

See notes to financial statements.

86	American Funds Insurance Series

Bond Fund
Summary investment portfolio June 30, 2019	unaudited

Bonds, notes & other debt instruments 97.86%	Principal amount (000)		Value (000)
Corporate bonds & notes 33.38%
Financials 7.76%
Intesa Sanpaolo SpA 5.017% 2024[1]		$71,265	$71,473
Other securities			739,022
			810,495

Health care 6.03%
Teva Pharmaceutical Finance Co. BV 2.80% 2023		80,064	69,656
Teva Pharmaceutical Finance Co. BV 2.20%–6.75% 2021–2046		149,049	121,795
Other securities			438,516
			629,967

Energy 4.52%
Petróleos Mexicanos 7.47% 2026	MXN	295,000	12,220
Petróleos Mexicanos 4.63%–6.88% 2022–2048		$127,082	126,235
Other securities			333,016
			471,471

Utilities 3.54%
Other securities			369,910

Consumer discretionary 3.47%
General Motors Co. 4.35%–6.75% 2025–2049		31,152	31,824
General Motors Financial Co. 3.15%–4.20% 2020–2024		88,686	90,228
Other securities			240,241
			362,293

Consumer staples 3.29%
Other securities			342,911

Information technology 1.44%
Broadcom Inc. 3.63%–4.75% 2024–2029[1]		78,813	80,209
Broadcom Ltd. 3.00%–3.88% 2022–2027		41,289	41,278
Other securities			28,922
			150,409

Communication services 1.34%
Other securities			140,150

Industrials 1.25%
Other securities			130,721

Other 0.74%
Other securities			76,647

Total corporate bonds & notes			3,484,974

U.S. Treasury bonds & notes 28.77%
U.S. Treasury 24.04%
U.S. Treasury 2.25% 2021		100,300	101,133
U.S. Treasury 2.50% 2023		57,200	58,802
U.S. Treasury 2.625% 2023		70,000	72,641
U.S. Treasury 2.75% 2023		173,600	180,131
U.S. Treasury 2.00% 2024		76,627	77,537
U.S. Treasury 2.125% 2024		250,100	254,272
U.S. Treasury 2.125% 2024[2]		72,100	73,331
U.S. Treasury 2.125% 2024		72,100	73,328
U.S. Treasury 2.25% 2024		65,000	66,420
U.S. Treasury 2.75% 2025		132,000	138,692

American Funds Insurance Series	87

Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 2.875% 2025[2]	$96,200	$101,972
U.S. Treasury 2.875% 2025	72,100	76,308
U.S. Treasury 2.25% 2026[2]	198,389	203,287
U.S. Treasury 2.375% 2026	67,586	69,796
U.S. Treasury 2.25% 2027[2]	120,200	123,007
U.S. Treasury 2.25% 2027[2]	72,100	73,858
U.S. Treasury 2.875% 2028	48,100	51,670
U.S. Treasury 2.875% 2049	85,454	91,583
U.S. Treasury 3.00% 2049[2]	332,286	364,601
U.S. Treasury 1.75%–8.75% 2020–2029[2]	243,134	257,004
		2,509,373

U.S. Treasury inflation-protected securities 4.73%
U.S. Treasury Inflation-Protected Security 0.375% 2025[3]	54,975	55,644
U.S. Treasury Inflation-Protected Security 0.375% 2027[2,3]	156,675	158,351
U.S. Treasury Inflation-Protected Security 0.50% 2028[2,3]	152,451	131,785
U.S. Treasury Inflation-Protected Security 0.75% 2028[2,3]	72,378	75,527
U.S. Treasury Inflation-Protected Security 1.00% 2049[3]	68,791	72,945
		494,252

Total U.S. Treasury bonds & notes		3,003,625

Mortgage-backed obligations 26.15%
Federal agency mortgage-backed obligations 26.02%
Fannie Mae Pool #MA3210 3.50% 2047[4]	89,746	92,447
Fannie Mae Pool #CA0858 3.50% 2047[4]	63,102	64,928
Fannie Mae Pool #MA3495 4.00% 2048[4]	98,127	101,419
Fannie Mae Pool #CA3084 4.00% 2049[4]	55,282	57,416
Fannie Mae 3.00%–9.18% 2023–2049[4,5]	255,391	264,897
Freddie Mac 3.50% 2047[4]	106,865	110,183
Freddie Mac 3.50% 2047[4]	59,630	61,445
Freddie Mac 4.00% 2048[4]	58,441	60,493
Freddie Mac Pool #G08799 3.00% 2048[4]	61,148	61,734
Freddie Mac 3.00%–5.50% 2033–2049[4]	232,108	240,369
Government National Mortgage Assn. 4.50% 2049[4]	81,214	84,946
Government National Mortgage Assn. 5.00% 2049[4]	85,429	89,745
Government National Mortgage Assn. Pool #MA5876 4.00% 2049[4]	118,347	122,793
Government National Mortgage Assn. Pool #MA5932 4.50% 2049[4]	49,883	52,303
Government National Mortgage Assn. 4.00%–5.00% 2048–2049[4,6]	168,519	176,477
Uniform Mortgage-Backed Security 3.00% 2034[4]	325,469	331,802
Uniform Mortgage-Backed Security 3.50% 2034[4]	575	594
Uniform Mortgage-Backed Security 3.00% 2049[4]	132,220	133,298
Uniform Mortgage-Backed Security 3.50% 2049[4]	121,550	124,237
Uniform Mortgage-Backed Security 3.50% 2049[4,6]	69,197	70,709
Uniform Mortgage-Backed Security 4.00% 2049[4]	167,704	173,302
Uniform Mortgage-Backed Security 4.50% 2049[4]	140,648	146,980
Uniform Mortgage-Backed Security 5.00% 2049[4]	49,800	52,637
Other securities		41,331
		2,716,485

Other 0.13%
Other securities		13,317

Total mortgage-backed obligations		2,729,802

88	American Funds Insurance Series

Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 5.58%
Italy (Republic of) 0.95%–2.10% 2023–2028		€125,027	$143,579
Japan, Series 20, 0.10% 2025[3]		¥11,441,250	109,583
United Mexican States, Series M, 6.50% 2021	MXN	3,132,700	160,275
United Mexican States, Series M, 5.75% 2026		527,500	25,014
United Mexican States 3.60% 2025		$11,500	11,793
Other securities			131,669
			581,913

Municipals 1.96%
Illinois 1.73%
G.O. Bonds, Pension Funding, Series 2003, 4.95% 2023		23,616	24,724
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033		90,885	95,786
G.O. Bonds, Series 2013-B, 3.65% 2020		1,825	1,835
G.O. Bonds, Series 2013-B, 4.11% 2022		750	765
G.O. Bonds, Series 2013-B, 4.31% 2023		2,125	2,172
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020		250	255
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022		2,370	2,530
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023		3,210	3,460
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020		2,400	2,452
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021		5,838	6,021
Other securities			40,428
			180,428

Other 0.23%
Other securities			24,030

Total municipals			204,458

Asset-backed obligations 1.90%
Other securities			198,442

Federal agency bonds & notes 0.12%
Fannie Mae 2.125% 2026		11,910	12,020

Total bonds, notes & other debt instruments (cost: $9,922,830,000)			10,215,234

Common stocks 0.00%		Shares
Other 0.00%
Other securities			228

Total common stocks (cost: $605,000)			228

Rights & warrants 0.00%
Energy 0.00%
Other securities			31

Total rights & warrants (cost: $16,000)			31

Short-term securities 10.42%
Money market investments 9.91%
Capital Group Central Cash Fund		10,350,250	1,034,921

American Funds Insurance Series	89

Bond Fund

Short-term securities (continued)	Principal amount (000)	Value (000)
Other short-term securities 0.51%
Italian Treasury Bill 0.53% due 8/14/2019	€46,400	$52,775

Total short-term securities (cost: $1,088,623,000)		1,087,696
Total investment securities 108.28% (cost: $11,012,074,000)		11,303,189
Other assets less liabilities (8.28)%		(863,942)

Net assets 100.00%		$10,439,247

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $5,406,000, which represented .05% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $688,000, which represented .01% of the net assets of the fund.

Futures contracts

		Number of		Notional amount [7]	Value at 6/30/2019 [8]	Unrealized appreciation (depreciation) at 6/30/2019
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
90 Day Euro Dollar Futures	Long	5,350	September 2019	$1,337,500	$1,310,683	$1,392
90 Day Euro Dollar Futures	Short	5,350	September 2020	(1,337,500)	(1,316,702)	(815)
2 Year U.S. Treasury Note Futures	Long	16,013	October 2019	3,202,600	3,445,672	24,185
5 Year Euro-Bobl Futures	Short	1,840	September 2019	€(184,000)	(281,284)	(1,006)
5 Year U.S. Treasury Note Futures	Long	12,439	October 2019	$1,243,900	1,469,746	12,843
10 Year Euro-Bund Futures	Short	1,572	September 2019	€(157,200)	(308,776)	(3,162)
10 Year U.S. Treasury Note Futures	Long	798	September 2019	$79,800	102,119	1,994
10 Year Ultra U.S. Treasury Note Futures	Short	2,081	September 2019	(208,100)	(287,438)	(7,156)
30 Year Euro-Buxl Futures	Long	270	September 2019	€27,000	62,294	2,143
30 Year Ultra U.S. Treasury Bond Futures	Long	973	September 2019	$97,300	172,768	7,572
						$37,990

Forward currency contracts

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2019 (000)
USD14,098	EUR12,500	Bank of America, N.A.	7/10/2019	$(131)
USD120,688	MXN2,400,000	Citibank	7/15/2019	(3,999)
USD61,551	MXN1,220,000	Goldman Sachs	7/16/2019	(1,821)
USD13,045	MXN252,000	HSBC Bank	7/17/2019	(43)
USD67,440	JPY7,300,000	Bank of America, N.A.	7/17/2019	(372)
USD137,941	EUR121,575	Bank of America, N.A.	7/17/2019	(526)
KRW120,000,000	USD101,502	Citibank	7/19/2019	2,492
USD13,358	JPY1,445,000	Citibank	7/19/2019	(67)
USD4,048	EUR3,580	Morgan Stanley	7/22/2019	(31)
USD31,777	JPY3,430,000	JPMorgan Chase	7/25/2019	(106)
USD13,450	EUR11,970	JPMorgan Chase	7/25/2019	(192)

90	American Funds Insurance Series

Bond Fund

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2019 (000)
USD42,575	EUR37,600	Morgan Stanley	7/25/2019	$(279)
USD54,526	EUR46,000	Bank of America, N.A.	8/14/2019	2,014
				$(3,061)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2019 (000)
U.S. EFFR	2.0275%	9/18/2019	$6,105,900	$10	$—	$10
3-month USD-LIBOR	2.18075%	3/29/2024	31,600	(627)	—	(627)
3-month USD-LIBOR	2.194%	3/29/2024	31,900	(652)	—	(652)
3-month USD-LIBOR	2.21875%	3/29/2024	33,500	(723)	—	(723)
3-month USD-LIBOR	2.3105%	5/3/2024	275,590	(7,133)	—	(7,133)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(1,821)	—	(1,821)
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	(1,169)	—	(1,169)
6-month JPY-LIBOR	0.58295%	3/23/2046	2,000,000	(1,059)	—	(1,059)
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	1,356	—	1,356
					$—	$(11,818)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,029,365,000, which represented 9.86% of the net assets of the fund.
[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $40,793,000, which represented .39% of the net assets of the fund.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Coupon rate may change periodically.
[6]	Purchased on a TBA basis.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

EFFR = Effective Federal Funds Rate

EUR/€ = Euros

EURIBOR = Euro Interbank Offered Rate

G.O. = General Obligation

JPY/¥ = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	91

Global Bond Fund
Investment portfolio June 30, 2019	unaudited

Bonds, notes & other debt instruments 92.18%	Principal amount (000)		Value (000)
Euros 15.81%
Greece (Hellenic Republic of) 3.45% 2024		€8,400	$10,504
Greece (Hellenic Republic of) 3.375% 2025		9,060	11,313
Greece (Hellenic Republic of) 3.75% 2028		8,409	10,633
Greece (Hellenic Republic of) 3.875% 2029		20,475	26,152
Greece (Hellenic Republic of) 3.90%–4.20% 2033–2042		11,144	14,361
Israel (State of) 1.50% 2029		1,600	1,961
Italy (Republic of) 1.35% 2022		3,225	3,732
Italy (Republic of) 0.10% 2023[1]		23,422	26,058
Italy (Republic of) 1.85% 2024		18,500	21,630
Italy (Republic of) 2.80% 2028		31,305	38,212
Italy (Republic of) 3.10% 2040		11,800	14,097
Romania 4.625% 2049		11,663	16,063
Romania 2.88%–4.13% 2029–2039		13,258	16,789
Spain (Kingdom of) 1.45% 2027		12,300	15,393
Spain (Kingdom of) 1.45% 2029		9,390	11,767
Other securities			102,696
			341,361

Japanese yen 12.81%
Japan, Series 395, 0.10% 2020		¥3,702,000	34,491
Japan, Series 19, 0.10% 2024[1]		2,431,026	23,227
Japan, Series 18, 0.10% 2024[1]		1,962,616	18,687
Japan, Series 346, 0.10% 2027		3,125,000	29,797
Japan, Series 23, 0.10% 2028[1]		1,996,522	19,340
Japan, Series 24, 0.10% 2029[1]		1,611,175	15,616
Japan, Series 116, 2.20% 2030		1,735,000	20,128
Japan, Series 145, 1.70% 2033		2,210,000	25,311
Japan, Series 42, 1.70% 2044		911,900	11,254
Japan, Series 62, 0.50% 2049		1,179,000	11,329
Japan 0.10%–2.30% 2020–2048[1]		6,751,063	67,504
			276,684

Chinese yuan renminbi 3.12%
China Development Bank Corp., Series 1814, 4.15% 2025	CNY	70,000	10,452
China Development Bank Corp., Series 1806, 4.73% 2025		102,000	15,699
China Development Bank Corp., Series 1805, 4.04% 2028		33,000	4,881
China Development Bank Corp., Series 1805, 4.88% 2028		70,200	11,023
China Development Bank Corp., Series 1905, 3.48% 2029		177,300	25,300
			67,355

Mexican pesos 3.10%
Petróleos Mexicanos 7.19%–7.47% 2024–2026	MXN	99,000	4,116
United Mexican States, Series M, 5.75% 2026		277,500	13,159
United Mexican States, Series M, 7.50% 2027		696,000	36,227
United Mexican States 6.50%–8.00% 2020–2022		263,600	13,524
			67,026

Danish kroner 2.12%
Nykredit Realkredit AS, Series 01E, 1.50% 2037[2]	DKr	90,220	14,267
Nykredit Realkredit AS, Series 01E, 1.50% 2040[2]		167,906	26,449
Nykredit Realkredit AS 2.00%–2.50% 2037–2047[2]		31,675	5,070
			45,786

Indian rupees 1.84%
India (Republic of) 6.79%–8.83% 2023–2030	INR	2,408,770	35,797
Other securities			3,893
			39,690

92	American Funds Insurance Series

Global Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)		Value (000)
Norwegian kroner 1.64%
Norway (Kingdom of) 3.75% 2021	NKr	145,721	$17,884
Norway (Kingdom of) 2.00% 2023		99,579	12,016
Norway (Kingdom of) 3.00% 2024		43,200	5,464
			35,364

British pounds 1.28%
United Kingdom 1.50%–4.25% 2023–2047		£17,380	26,004
Other securities			1,639
			27,643

South African rand 1.26%
South Africa (Republic of) 6.50%–8.75% 2041–2048	ZAR	458,675	27,252

Thai baht 1.06%
Thailand (Kingdom of) 2.13%–3.30% 2026–2038	THB	658,750	22,820

Indonesian rupiah 0.99%
Indonesia (Republic of), Series 78, 8.25% 2029	IDR	143,588,000	10,799
Indonesia (Republic of) 6.13%–8.38% 2028–2034		146,142,000	10,497
			21,296

Israeli shekels 0.95%
Israel (State of) 2.00% 2027	ILS	28,300	8,297
Israel (State of) 5.50% 2042		29,300	12,331
			20,628

Polish zloty 0.95%
Poland (Republic of), Series 1021, 5.75% 2021	PLN	45,080	13,216
Poland (Republic of), Series 0922, 5.75% 2022		24,500	7,378
			20,594

Colombian pesos 0.53%
Colombia (Republic of), Series B, 6.25% 2025	COP	35,436,000	11,464

U.S. dollars 41.07%
Fannie Mae Pool #MA3692 3.50% 2049[2]		$22,180	22,706
Fannie Mae Pool #CA3084 4.00% 2049[2]		34,920	36,268
Fannie Mae Pool #CA3129 4.00% 2049[2]		34,051	35,365
Fannie Mae 2.18%–4.00% 2022–2049[2]		13,253	13,678
Government National Mortgage Assn. Pool #MA5987 4.50% 2049[2]		16,360	17,108
Indonesia (Republic of) 3.75%–4.75% 2022–2026		4,610	4,955
Petróleos Mexicanos 4.88%–6.35% 2022–2048		1,177	1,049
Poland (Republic of) 3.25%–4.00% 2024–2026		5,570	5,916
PT Indonesia Asahan Aluminium Tbk 5.23%–5.71% 2021–2023[3]		1,405	1,499
South Africa (Republic of) 5.50% 2020		1,900	1,933
Statoil ASA 3.70%–4.25% 2024–2041		2,950	3,192
U.S. Treasury 2.25% 2024		11,000	11,250
U.S. Treasury 2.75% 2025		10,140	10,673
U.S. Treasury 2.75% 2028[4]		16,900	17,965
U.S. Treasury 2.875% 2028[4]		19,850	21,308
U.S. Treasury 2.75% 2047[4]		13,000	13,557
U.S. Treasury 3.00% 2049[4]		9,680	10,621
U.S. Treasury 1.88%–3.00% 2020–2049[4]		61,475	63,903
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]		23,959	24,398

American Funds Insurance Series	93

Global Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
U.S. Treasury Inflation-Protected Security 0.875% 2029[1]		$73,149	$77,117
U.S. Treasury Inflation-Protected Securities 0.13%–2.38% 2024–2044[1,4]		24,163	25,186
Other securities			467,232
			886,879

Other 3.65%
Other securities			78,758

Total bonds, notes & other debt instruments (cost: $1,927,787,000)			1,990,600

Convertible bonds 0.00%
U.S. dollars 0.00%
Other securities			102

Total convertible bonds (cost: $110,000)			102

Convertible stocks 0.04%	Shares
U.S. dollars 0.04%
Other securities			847

Total convertible stocks (cost: $816,000)			847

Common stocks 0.03%
U.S. dollars 0.03%
Other securities			671

Total common stocks (cost: $1,862,000)			671

Rights & warrants 0.00%
U.S. dollars 0.00%
Other securities			17

Total rights & warrants (cost: $8,000)			17

Short-term securities 7.11%	Principal amount (000)
Other short-term securities 7.10%
Greek Treasury Bill 0.41% due 12/6/2019		€7,260	8,243
Japanese Treasury Bill (0.15)% due 8/19/2019		¥11,500,000	106,685
Nigerian Treasury Bills 12.34%–14.31% due 8/1/2019–3/5/2020	NGN	6,627,000	17,608
United Kingdom Treasury Bills 0.72%–0.72% due 10/14/2019–10/21/2019		£8,700	11,025
Other securities			9,762
			153,323

		Shares
Money market investments 0.01%
Other securities			94

Total short-term securities (cost: $151,675,000)			153,417
Total investment securities 99.36% (cost: $2,082,258,000)			2,145,654
Other assets less liabilities 0.64%			13,727

Net assets 100.00%			$2,159,381

94	American Funds Insurance Series

Global Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,939,000, which represented .09% of the net assets of the fund. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $4,632,000, which represented .21% of the net assets of the fund. Some securities in “Other securities” (with an aggregate value of $151,000, an aggregate cost of $116,000, and which represented .01% of the net assets of the fund) were acquired from 8/31/2018 to 11/16/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [5]	Value at 6/30/2019 (000) [6]	Unrealized appreciation (depreciation) at 6/30/2019 (000)
90 Day Euro Dollar Futures	Long	1,113	September 2019	$278,250	$272,671	$249
90 Day Euro Dollar Futures	Short	1,113	September 2020	(278,250)	(273,923)	(183)
2 Year U.S. Treasury Note Futures	Short	803	October 2019	(160,600)	(172,789)	(460)
5 Year U.S. Treasury Note Futures	Long	982	October 2019	98,200	116,029	1,502
10 Year Euro-Bund Futures	Short	154	September 2019	€(15,400)	(30,249)	(336)
10 Year U.S. Treasury Note Futures	Long	202	September 2019	$20,200	25,850	609
20 Year U.S. Treasury Bond Futures	Long	98	September 2019	9,800	15,248	45
30 Year Euro-Buxl Futures	Long	42	September 2019	€4,200	9,690	333
30 Year Ultra U.S. Treasury Bond Futures	Short	55	September 2019	$(5,500)	(9,766)	(445)
						$1,314

Forward currency contracts

				Unrealized
Contract amount				(depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2019 (000)
GBP18,800	USD23,982	Morgan Stanley	7/8/2019	$(95)
USD10,991	GBP8,725	Morgan Stanley	7/8/2019	(95)
EUR3,165	USD3,570	Bank of America, N.A.	7/10/2019	33
JPY764,987	USD7,103	HSBC Bank	7/10/2019	— [7]
USD1,295	MXN25,590	Morgan Stanley	7/10/2019	(36)
AUD3,740	USD2,561	Goldman Sachs	7/12/2019	66
THB77,700	USD2,526	HSBC Bank	7/12/2019	8
USD2,618	AUD3,740	Citibank	7/12/2019	(9)
GBP2,800	USD3,569	JPMorgan Chase	7/12/2019	(11)
USD2,482	THB77,700	HSBC Bank	7/12/2019	(52)
USD10,891	ILS39,170	Goldman Sachs	7/12/2019	(95)
EUR23,978	USD27,064	JPMorgan Chase	7/15/2019	240
INR818,000	USD11,758	Citibank	7/15/2019	67
USD7,058	CNH48,920	HSBC Bank	7/15/2019	(62)
USD11,531	INR818,000	Standard Chartered Bank	7/15/2019	(294)
AUD7,600	USD5,259	Morgan Stanley	7/16/2019	80
USD5,327	AUD7,600	Bank of America, N.A.	7/16/2019	(12)
USD1,441	CNH10,000	JPMorgan Chase	7/16/2019	(15)
GBP10,629	USD13,500	JPMorgan Chase	7/17/2019	13
EUR7,100	USD8,093	JPMorgan Chase	7/17/2019	(7)
USD1,832	EUR1,615	Bank of America, N.A.	7/17/2019	(7)
USD1,758	EUR1,565	JPMorgan Chase	7/17/2019	(24)
USD7,301	INR508,800	Standard Chartered Bank	7/18/2019	(51)
USD2,894	INR202,000	Standard Chartered Bank	7/19/2019	(25)
USD3,571	CNH24,770	Bank of America, N.A.	7/19/2019	(34)

American Funds Insurance Series	95

Global Bond Fund

Forward currency contracts (continued)

				Unrealized
Contract amount				(depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2019 (000)
USD7,980	BRL31,080	Citibank	7/19/2019	$(98)
EUR17,600	USD19,900	Morgan Stanley	7/22/2019	154
CAD25,310	USD19,196	Citibank	7/22/2019	143
USD842	EUR745	Morgan Stanley	7/22/2019	(7)
USD4,298	INR299,650	Goldman Sachs	7/22/2019	(30)
EUR19,079	USD21,512	Goldman Sachs	7/23/2019	229
CLP23,504,000	USD34,402	JPMorgan Chase	7/24/2019	298
USD351	EUR310	Standard Chartered Bank	7/24/2019	(2)
USD1,392	EUR1,235	Goldman Sachs	7/24/2019	(15)
USD9,027	ILS32,500	Standard Chartered Bank	7/24/2019	(94)
EUR6,815	USD7,658	JPMorgan Chase	7/25/2019	109
USD6,287	CNH43,100	Standard Chartered Bank	7/25/2019	14
THB32,900	USD1,070	HSBC Bank	7/25/2019	4
THB25,000	USD813	UBS AG	7/25/2019	3
THB186,700	USD6,091	Bank of America, N.A.	7/25/2019	1
USD5,142	INR360,000	JPMorgan Chase	7/25/2019	(55)
USD7,831	THB244,600	HSBC Bank	7/25/2019	(150)
EUR15,210	USD17,233	Bank of America, N.A.	7/26/2019	103
USD63,123	JPY6,779,504	UBS AG	7/26/2019	101
SEK178,500	USD19,216	Citibank	7/26/2019	48
USD2,985	MYR12,410	HSBC Bank	7/26/2019	(17)
CAD24,850	USD18,908	HSBC Bank	7/29/2019	83
GBP5,380	USD6,832	Bank of America, N.A.	8/5/2019	13
CHF1,000	USD1,023	Morgan Stanley	8/5/2019	5
JPY1,669,300	USD15,583	Morgan Stanley	8/5/2019	(54)
USD835	INR58,300	JPMorgan Chase	8/6/2019	(5)
USD27,475	CNH189,020	JPMorgan Chase	8/6/2019	(33)
NOK64,000	USD7,304	HSBC Bank	8/22/2019	211
AUD7,840	USD5,376	Goldman Sachs	8/22/2019	138
NOK31,900	USD3,687	Bank of America, N.A.	8/22/2019	59
USD5,438	AUD7,840	Bank of America, N.A.	8/22/2019	(76)
USD10,804	EUR9,610	Goldman Sachs	8/22/2019	(173)
JPY1,183,000	USD10,826	Standard Chartered Bank	8/28/2019	198
USD10,956	JPY1,183,000	Morgan Stanley	8/28/2019	(67)
USD983	CNH6,800	Bank of New York Mellon	9/18/2019	(6)
USD21,661	CNH150,500	HSBC Bank	9/18/2019	(232)
INR226,000	USD3,224	HSBC Bank	9/20/2019	16
USD7,136	INR500,000	JPMorgan Chase	9/20/2019	(30)
USD4,892	THB155,000	Citibank	9/20/2019	(173)
USD2,780	BRL11,000	Morgan Stanley	12/16/2019	(39)
BRL11,000	USD2,923	Citibank	12/16/2019	(104)
BRL290	USD74	JPMorgan Chase	12/18/2019	— [7]
BRL20,200	USD5,183	Standard Chartered Bank	12/18/2019	(7)
BRL14,680	USD3,771	Standard Chartered Bank	12/18/2019	(10)
USD10,781	BRL43,200	Citibank	12/18/2019	(289)
USD2,365	BRL9,500	HSBC Bank	12/20/2019	(69)
BRL9,500	USD2,535	HSBC Bank	12/20/2019	(101)
USD393	EUR340	JPMorgan Chase	3/26/2020	(2)
USD4,553	EUR3,940	Bank of America, N.A.	3/26/2020	(20)
				$(445)

96	American Funds Insurance Series

Global Bond Fund

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date		Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation at 6/30/2019 (000)
0.175%	3-month SEK-STIBOR	3/23/2021	SKr	360,800	$104	$—	$104
0.17%	3-month SEK-STIBOR	3/23/2021		360,700	102	—	102
0.1675%	3-month SEK-STIBOR	3/23/2021		360,700	101	—	101
0.1775%	3-month SEK-STIBOR	3/23/2021		154,400	45	—	45
(0.0385)%	EONIA	12/4/2021		€64,600	760	—	759
7.7225%	28-day MXN-TIIE	3/18/2024	MXN	256,000	240	—	240
						$—	$1,351

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $180,764,000, which represented 8.37% of the net assets of the fund.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $3,781,000, which represented .18% of the net assets of the fund.
[5]	Notional amount is calculated based on the number of contracts and notional contract size.
[6]	Value is calculated based on the notional amount and current market price.
[7]	Amount less than one thousand.

Key to abbreviations and symbols

AUD = Australian dollars

BRL = Brazilian reais

CAD = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

DKr = Danish kroner

EONIA = Euro Overnight Index Average

EUR/€ = Euros

GBP/£ = British pounds

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

JPY/¥ = Japanese yen

MXN = Mexican pesos

MYR = Malaysian ringgits

NGN = Nigerian naira

NOK/NKr = Norwegian kroner

PLN = Polish zloty

SEK/SKr = Swedish kronor

STIBOR = Stockholm Interbank Offered Rate

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

USD/$ = U.S. dollars

ZAR = South African rand

See notes to financial statements.

American Funds Insurance Series	97

High-Income Bond Fund
Summary investment portfolio June 30, 2019	unaudited

Bonds, notes & other debt instruments 92.78%	Principal amount (000)	Value (000)
Corporate bonds & notes 92.77%
Communication services 15.47%
Cablevision Systems Corp. 6.75% 2021	$5,025	$5,389
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[1]	6,450	6,781
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00%–5.88% 2023–2029[1]	9,350	9,564
CenturyLink, Inc. 6.75% 2023	7,100	7,677
Frontier Communications Corp. 10.50% 2022	8,540	5,829
Frontier Communications Corp. 11.00% 2025	16,270	10,169
Frontier Communications Corp. 8.00%–9.25% 2020–2027[1]	7,830	7,302
Gogo Inc. 9.875% 2024[1]	16,025	16,525
Inmarsat PLC 4.875% 2022[1]	5,300	5,360
Intelsat Jackson Holding Co. 8.50% 2024[1]	5,675	5,647
MDC Partners Inc. 6.50% 2024[1]	8,330	7,697
Meredith Corp. 6.875% 2026	6,315	6,733
Sprint Corp. 11.50% 2021	7,130	8,271
Sprint Corp. 6.88%–8.75% 2021–2032	6,295	6,777
Other securities		88,347
		198,068

Health care 14.23%
Bausch Health Companies Inc. 7.00% 2028[1]	1,510	1,569
Endo International PLC 5.75%–6.00% 2022–2025[1,2]	11,239	9,134
Kinetic Concepts, Inc. 12.50% 2021[1]	6,573	7,255
Mallinckrodt PLC 4.875% 2020[1]	6,530	6,326
Molina Healthcare, Inc. 5.375% 2022	10,585	11,048
Molina Healthcare, Inc. 4.875% 2025[1]	2,919	2,974
Par Pharmaceutical Companies Inc. 7.50% 2027[1]	5,325	5,245
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.80% 2023 (100% PIK)[3,4,5,6,7]	7,776	7,561
Tenet Healthcare Corp. 4.375% 2021	5,755	5,870
Tenet Healthcare Corp. 4.50%–8.13% 2020–2025	15,972	16,457
Teva Pharmaceutical Finance Co. BV 6.00% 2024	8,192	7,757
Teva Pharmaceutical Finance Co. BV 2.20%–6.75% 2021–2028	10,191	8,816
Valeant Pharmaceuticals International, Inc. 6.125% 2025[1]	13,430	13,732
Valeant Pharmaceuticals International, Inc. 5.88%–9.25% 2023–2027[1]	11,626	12,615
Other securities		65,826
		182,185

Materials 12.56%
Cleveland-Cliffs Inc. 4.875% 2024[1]	5,775	5,876
Cleveland-Cliffs Inc. 5.75% 2025	5,956	5,941
Cleveland-Cliffs Inc. 5.875% 2027[1]	8,285	8,078
First Quantum Minerals Ltd. 7.25% 2023[1]	8,150	7,967
First Quantum Minerals Ltd. 7.50% 2025[1]	11,100	10,614
First Quantum Minerals Ltd. 6.50%–7.25% 2021–2026[1]	11,373	10,863
Ryerson Inc. 11.00% 2022[1]	7,186	7,602
Venator Materials Corp. 5.75% 2025[1]	6,235	5,744
Other securities		98,049
		160,734

Energy 11.59%
CONSOL Energy Inc. 5.875% 2022	7,546	7,357
Transocean Guardian Ltd. 5.875% 2024[1]	1,044	1,066
Transocean Inc. 6.13%–9.00% 2021–2026[1,2]	10,027	10,531
Transocean Poseidon Ltd. 6.875% 2027[1]	655	694
Transocean Sentry Ltd. 5.375% 2023[1]	1,200	1,204
Other securities		127,530
		148,382

98	American Funds Insurance Series

High-Income Bond Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
Consumer discretionary 10.58%
Cirsa Gaming Corp. SA 7.875% 2023[1]	$5,235	$5,562
PetSmart, Inc. 7.125% 2023[1]	9,565	9,015
PetSmart, Inc. 5.875% 2025[1]	10,775	10,506
PetSmart, Inc. 8.875% 2025[1]	8,870	8,582
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	5,380	5,293
Scientific Games Corp. 8.25% 2026[1]	5,610	5,904
Sotheby’s 4.875% 2025[1]	5,495	5,612
Staples, Inc. 7.50% 2026[1]	8,975	8,945
Other securities		76,067
		135,486

Industrials 9.76%
Associated Materials, LLC 9.00% 2024[1]	5,773	5,499
Builders FirstSource, Inc. 5.625% 2024[1]	7,160	7,406
Dun & Bradstreet Corp. 10.25% 2027[1]	4,993	5,318
Hertz Global Holdings Inc. 7.625% 2022[1]	6,269	6,520
LSC Communications, Inc. 8.75% 2023[1]	9,430	9,006
Other securities		91,198
		124,947

Information technology 6.75%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.652% 2025[5,7]	7,325	7,281
Camelot Finance SA 7.875% 2024[1]	7,580	7,987
Genesys Telecommunications Laboratories, Inc. 10.00% 2024[1]	6,030	6,565
Infor (US), Inc. 6.50% 2022	6,100	6,230
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.829% 2024[5,7]	8,645	8,951
Unisys Corp. 10.75% 2022[1]	6,600	7,318
Other securities		42,039
		86,371

Financials 4.23%
Compass Diversified Holdings 8.00% 2026[1]	5,710	5,963
FS Energy and Power Fund 7.50% 2023[1]	5,365	5,459
Other securities		42,699
		54,121

Utilities 2.78%
Other securities		35,647

Real estate 2.68%
Brookfield Property REIT Inc. 5.75% 2026[1]	5,135	5,308
Howard Hughes Corp. 5.375% 2025[1]	6,070	6,302
Other securities		22,685
		34,295

Consumer staples 2.14%
Other securities		27,442

Total corporate bonds & notes		1,187,678

Municipals 0.01%
Other securities		94

Total bonds, notes & other debt instruments (cost: $1,194,906,000)		1,187,772

Convertible bonds 0.55%
Communication services 0.29%
Gogo Inc., convertible notes, 6.00% 2022[1]	2,140	1,980
Other securities		1,722
		3,702

American Funds Insurance Series	99

High-Income Bond Fund

Convertible bonds (continued)	Principal amount (000)	Value (000)
Energy 0.16%
Other securities		$2,142

Health care 0.10%
Teva Pharmaceutical Finance Co. BV, Series C, convertible bonds, 0.25% 2026	$1,375	1,264

Total convertible bonds (cost: $7,604,000)		7,108

Convertible stocks 0.45%	Shares
Other 0.45%
Other securities		5,724

Total convertible stocks (cost: $5,516,000)		5,724

Preferred securities 0.18%
Consumer discretionary 0.18%
Other securities		2,292

Total preferred securities (cost: $1,656,000)		2,292

Common stocks 0.68%
Communication services 0.05%
Frontier Communications Corp.[8]	13,333	23
Other securities		594
		617

Other 0.63%
Other securities		8,070

Total common stocks (cost: $14,466,000)		8,687

Rights & warrants 0.01%
Energy 0.01%
Other securities		112

Total rights & warrants (cost: $71,000)		112

Short-term securities 5.44%
Money market investments 5.44%
Capital Group Central Cash Fund	696,954	69,689

Total short-term securities (cost: $69,691,000)		69,689
Total investment securities 100.09% (cost: $1,293,910,000)		1,281,384
Other assets less liabilities (0.09)%		(1,092)

Net assets 100.00%		$1,280,292

100	American Funds Insurance Series

High-Income Bond Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with an aggregate value of $3,932,000, an aggregate cost of $5,683,000, and which represented .31% of the net assets of the fund) were acquired from 12/13/2012 to 11/16/2018 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale.

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments (000)	Unrealized depreciation at 6/30/2019 (000)
CDX.NA.IG.32	1.00%/Quarterly	6/20/2024	$10,500	$(227)	$(218)	$(9)
CDX.NA.HY.32	5.00%/Quarterly	6/20/2024	46,800	(3,554)	(3,279)	(275)
					$(3,497)	$(284)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $737,359,000, which represented 57.59% of the net assets of the fund.
[2]	Step bond; coupon rate may change at a later date.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $26,897,000, which represented 2.10% of the net assets of the fund.
[4]	Value determined using significant unobservable inputs.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in “Other securities,” was $81,956,000, which represented 6.40% of the net assets of the fund.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[7]	Coupon rate may change periodically.
[8]	Security did not produce income during the last 12 months.

Key to abbreviations and symbol

LIBOR = London Interbank Offered Rate

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	101

Mortgage Fund
Summary investment portfolio June 30, 2019	unaudited

Bonds, notes & other debt instruments 94.10%	Principal amount (000)	Value (000)
Mortgage-backed obligations 74.36%
Federal agency mortgage-backed obligations 71.67%
Fannie Mae Pool #CA0133 4.00% 2047[1]	$6,696	$6,985
Fannie Mae Pool #BE6965 4.00% 2047[1]	4,113	4,291
Fannie Mae Pool #MA3384 4.00% 2048[1]	5,687	5,907
Fannie Mae Pool #CA1907 4.50% 2048[1]	13,478	14,174
Fannie Mae Pool #CA1709 4.50% 2048[1]	7,191	7,566
Fannie Mae Pool #CA1563 4.50% 2048[1]	4,035	4,246
Fannie Mae Pool #CA2055 4.50% 2048[1]	1,516	1,594
Fannie Mae Pool #MA3692 3.50% 2049[1]	3,409	3,489
Fannie Mae Pool #MA3630 5.00% 2049[1]	3,201	3,395
Fannie Mae 4.00%–5.00% 2036–2048[1]	1,776	1,850
Freddie Mac 4.00% 2036[1]	4,637	4,857
Freddie Mac 3.00% 2046[1]	6,767	6,911
Freddie Mac 4.00% 2048[1]	1,795	1,869
Freddie Mac 4.00% 2048[1]	1,700	1,760
Freddie Mac Pool #760014 3.347% 2045[1,2]	1,925	1,959
Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 2023[1]	4,722	4,929
Freddie Mac 2.60%–5.00% 2020–2047[1,2]	5,097	5,304
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 2056[1]	1,586	1,610
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[1]	1,514	1,518
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.75% 2057[1,2]	11,500	11,767
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[1]	10,413	10,609
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[1]	7,207	7,358
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[1]	7,381	7,694
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[1]	1,995	2,076
Government National Mortgage Assn. 5.50% 2040[1]	1,654	1,764
Government National Mortgage Assn. 3.50% 2043[1]	1,912	1,989
Government National Mortgage Assn. 3.50% 2043[1]	1,554	1,616
Government National Mortgage Assn. 4.25% 2044[1]	1,699	1,790
Government National Mortgage Assn. 4.50% 2049[1]	25,316	26,479
Government National Mortgage Assn. 4.50% 2049[1]	2,823	2,954
Government National Mortgage Assn. 5.00% 2049[1]	8,039	8,445
Government National Mortgage Assn. Pool #MA5876 4.00% 2049[1]	4,951	5,137
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[1]	2,256	2,355
Government National Mortgage Assn. Pool #MA5932 4.50% 2049[1]	2,170	2,275
Government National Mortgage Assn. Pool #MA5711 4.50% 2049[1]	1,898	1,987
Government National Mortgage Assn. Pool #MA5987 4.50% 2049[1]	1,814	1,897
Government National Mortgage Assn. 3.50%–6.50% 2034–2066[1,3]	17,694	18,430
Uniform Mortgage-Backed Security 5.00% 2049[1]	1,868	1,974
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[1]	3,972	3,998
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[1]	389	397
Other securities		1,326
		208,531

Collateralized mortgage-backed obligations (privately originated) 2.69%
Finance of America Structured Securities Trust, Series 2018-HB1, Class A, 3.375% 2028[1,2,4]	1,528	1,533
Other securities		6,283
		7,816

Total mortgage-backed obligations		216,347

102	American Funds Insurance Series

Mortgage Fund

Bonds, notes & other debt instruments	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 9.79%
U.S. Treasury 5.07%
U.S. Treasury 2.00% 2022	$2,400	$2,421
U.S. Treasury 1.75% 2023	3,500	3,503
U.S. Treasury 2.875% 2023	4,350	4,555
U.S. Treasury 2.50% 2024	2,500	2,586
U.S. Treasury 1.50%–2.75% 2020–2023	1,668	1,687
		14,752

U.S. Treasury inflation-protected securities 4.72%
U.S. Treasury Inflation-Protected Security 0.625% 2023[5]	6,172	6,249
U.S. Treasury Inflation-Protected Security 0.75% 2042[5,6]	7,276	7,324
U.S. Treasury Inflation-Protected Security 2.125% 2041[5]	128	166
		13,739

Total U.S. Treasury bonds & notes		28,491

Federal agency bonds & notes 6.48%
Fannie Mae 2.00% 2022	5,800	5,835
Federal Home Loan Bank 1.375% 2021	3,000	2,979
Federal Home Loan Bank 1.875% 2021	10,000	10,034
		18,848

Asset-backed obligations 3.46%
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2015-1, Class A, 2.73% 2021[1,4]	1,823	1,825
SLM Private Credit Student Loan Trust, Series 2010-1, Class A, (1-month USD-LIBOR + 0.40%) 2.804% 2025[1,2]	2,433	2,364
Other securities		5,886
		10,075

Corporate bonds & notes 0.01%
Financials 0.01%
Other securities		27

Total bonds, notes & other debt instruments (cost: $269,214,000)		273,788

Short-term securities 7.13%
Federal agency discount notes 6.03%
Federal Home Loan Bank 2.27%-2.40% 2019	10,000	9,989
Freddie Mac 2.40% due 10/10/2019	7,600	7,555
		17,544

Commercial paper 1.10%
Sumitomo Mitsui Banking Corp. 2.30% due 7/19/2019[4]	3,200	3,196

Total short-term securities (cost: $20,733,000)		20,740
Total investment securities 101.23% (cost: $289,947,000)		294,528
Other assets less liabilities (1.23)%		(3,567)

Net assets 100.00%		$290,961

American Funds Insurance Series	103

Mortgage Fund

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” includes securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $1,163,000, which represented .40% of the net assets of the fund.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[7]	Value at 6/30/2019 (000)	[8]	Unrealized appreciation (depreciation) at 6/30/2019 (000)
2 Year U.S. Treasury Note Futures	Long	592	October 2019	$118,400		$127,386		$710
5 Year U.S. Treasury Note Futures	Long	408	October 2019	40,800		48,208		670
10 Year U.S. Treasury Note Futures	Long	179	September 2019	17,900		22,906		557
10 Year Ultra U.S. Treasury Note Futures	Short	9	September 2019	(900)		(1,243)		(5)
20 Year U.S. Treasury Bond Futures	Long	56	September 2019	5,600		8,713		232
30 Year Ultra U.S. Treasury Bond Futures	Long	5	September 2019	500		888		40
								$2,204

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2019 (000)
2.337%	U.S. EFFR	7/31/2019	$145,000	$(4)	$—	$(4)
2.325%	U.S. EFFR	7/31/2019	149,000	(6)	—	(6)
2.305%	U.S. EFFR	7/31/2019	149,000	(8)	—	(8)
U.S. EFFR	2.039%	9/18/2019	281,000	(4)	—	(4)
3-month USD-LIBOR	2.806%	8/29/2020	300	(3)	—	(3)
2.729%	U.S. EFFR	10/22/2020	22,900	318	—	318
2.4035%	U.S. EFFR	1/11/2021	19,650	233	—	233
2.3755%	U.S. EFFR	2/6/2021	15,000	183	—	183
2.284%	U.S. EFFR	3/19/2021	5,000	59	—	59
3-month USD-LIBOR	2.348%	4/1/2021	46,000	(412)	—	(412)
2.197%	U.S. EFFR	4/15/2021	23,000	251	—	251
3-month USD-LIBOR	1.217%	9/22/2021	11,500	140	—	140
3-month USD-LIBOR	1.225%	9/22/2021	11,500	138	—	138
3-month USD-LIBOR	1.2796%	10/11/2021	14,500	159	—	159
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	163	—	163
2.012%	3-month USD-LIBOR	10/4/2022	9,000	80	—	80
2.00%	3-month USD-LIBOR	10/5/2022	41,500	353	—	353
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	48	—	48
3-month USD-LIBOR	2.2835%	1/5/2023	36,000	(679)	—	(679)
2.21875%	U.S. EFFR	3/14/2024	9,000	293	—	293
3-month USD-LIBOR	2.322%	5/2/2024	10,100	(267)	—	(267)
3-month USD-LIBOR	2.325%	5/2/2024	23,300	(619)	—	(619)
3-month USD-LIBOR	2.27%	12/5/2026	8,500	(248)	—	(248)
3-month USD-LIBOR	2.24%	12/5/2026	10,500	(284)	—	(284)
3-month USD-LIBOR	3.206%	7/31/2044	1,000	(201)	—	(201)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(415)	—	(415)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(618)	—	(618)
U.S. EFFR	2.145%	11/9/2047	2,200	(95)	—	(95)
U.S. EFFR	2.155%	11/10/2047	1,280	(58)	—	(58)
U.S. EFFR	2.153%	11/10/2047	2,200	(99)	—	(99)
U.S. EFFR	2.17%	11/13/2047	2,320	(113)	—	(113)

104	American Funds Insurance Series

Mortgage Fund

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2019 (000)
U.S. EFFR	2.5635%	2/12/2048	$4,528	$(617)	$—	$(617)
2.98%	3-month USD-LIBOR	3/15/2048	300	51	—	51
2.9625%	3-month USD-LIBOR	3/15/2048	300	50	—	50
U.S. EFFR	2.4615%	3/15/2048	300	(34)	—	(34)
U.S. EFFR	2.485%	3/15/2048	300	(36)	—	(36)
2.917%	3-month USD-LIBOR	3/16/2048	600	94	—	94
U.S. EFFR	2.425%	3/16/2048	600	(64)	—	(64)
					$—	$(2,271)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically.
[3]	Purchased on a TBA basis.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $16,608,000, which represented 5.71% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $3,786,000, which represented 1.30% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	105

Ultra-Short Bond Fund
Investment portfolio June 30, 2019	unaudited

Short-term securities 99.90%	Principal amount (000)	Value (000)
Commercial paper 65.47%
ABN-AMRO North America Finance Inc. 2.44% due 8/21/2019[1]	$6,600	$6,576
American Honda Finance Corp. 2.52% due 7/22/2019	8,300	8,287
Apple Inc. 2.24% due 7/8/2019[1]	10,000	9,994
Bank of Nova Scotia 2.28% due 9/23/2019[1]	5,000	4,970
BASF SE 2.18% due 7/30/2019[1]	10,000	9,979
BNZ International Funding Ltd. 2.25% due 10/11/2019[1]	10,086	10,017
Canadian Imperial Bank of Commerce 2.33% due 7/1/2019[1]	9,300	9,298
Chariot Funding, LLC 2.27% due 9/20/2019[1]	10,000	9,946
CRC Funding, LLC 2.48% due 8/14/2019[1]	10,000	9,969
Credit Agricole North America, Inc. 2.33% due 7/19/2019	10,000	9,986
DBS Bank Ltd. 2.34% due 9/10/2019[1]	4,800	4,777
Essilor International 2.48% due 8/6/2019[1]	10,000	9,975
ExxonMobil Corp. 2.33% due 7/11/2019	5,500	5,495
IBM Corp. 2.34% due 7/12/2019[1]	8,100	8,093
Kimberly-Clark Corp. 2.35% due 7/17/2019[1]	4,800	4,794
Liberty Street Funding Corp. 2.34% due 9/20/2019[1]	5,300	5,272
Oversea-Chinese Banking Corp. Ltd. 2.23% due 9/23/2019[1]	10,000	9,944
Simon Property Group, LP 2.43% due 7/8/2019[1]	10,400	10,393
Starbird Funding Corp. 2.42% due 7/2/2019[1]	9,900	9,897
Svenska Handelsbanken Inc. 2.47% due 8/8/2019[1]	8,000	7,978
Toronto-Dominion Bank 2.41% due 7/24/2019[1]	7,700	7,687
Unilever Capital Corp. 2.30% due 9/3/2019[1]	2,000	1,991
Victory Receivables Corp. 2.40% due 7/9/2019[1]	11,600	11,591
		186,909

Bonds & notes of governments & government agencies outside the U.S. 14.17%
British Columbia (Province of) 2.33% due 7/10/2019	11,500	11,491
CPPIB Capital Inc. 2.40% due 7/18/2019	9,000	8,988
Export Development Canada 2.26% due 7/3/2019	10,000	9,997
KfW 2.30% due 7/23/2019[1]	10,000	9,984
		40,460

Federal agency discount notes 11.41%
Federal Farm Credit Banks 2.37% due 7/19/2019	5,000	4,995
Federal Home Loan Bank 2.21%–2.41% due 7/12/2019–8/2/2019	27,600	27,559
		32,554

U.S. Treasury bonds & notes 8.85%
U.S. Treasury Bills 2.25%–2.37% due 7/11/2019–8/8/2019	25,300	25,269

Total short-term securities (cost: $285,230,000)		285,192
Total investment securities 99.90% (cost: $285,230,000)		285,192
Other assets less liabilities 0.10%		290

Net assets 100.00%		$285,482

[1]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $173,125,000, which represented 60.64% of the net assets of the fund.

See notes to financial statements.

106	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund
Summary investment portfolio June 30, 2019	unaudited

Bonds, notes & other debt instruments 94.72%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 47.34%
U.S. Treasury 41.47%
U.S. Treasury 2.25% 2020	$29,900	$29,954
U.S. Treasury 1.125% 2021	31,950	31,525
U.S. Treasury 1.75% 2021[1]	33,540	33,547
U.S. Treasury 2.00% 2021	46,300	46,610
U.S. Treasury 2.125% 2021	23,450	23,647
U.S. Treasury 2.125% 2021	22,000	22,145
U.S. Treasury 2.25% 2021	23,580	23,812
U.S. Treasury 1.75% 2022	174,300	174,396
U.S. Treasury 1.875% 2022	63,000	63,244
U.S. Treasury 1.875% 2022	25,000	25,107
U.S. Treasury 1.875% 2022	23,000	23,111
U.S. Treasury 2.00% 2022	69,500	70,103
U.S. Treasury 2.125% 2023[1]	64,095	65,127
U.S. Treasury 2.625% 2023	17,255	17,802
U.S. Treasury 2.875% 2023	71,000	74,339
U.S. Treasury 2.875% 2023	22,500	23,580
U.S. Treasury 2.00% 2024	65,800	66,582
U.S. Treasury 2.125% 2024	55,975	56,928
U.S. Treasury 2.125% 2024	26,000	26,437
U.S. Treasury 2.25% 2024	51,084	52,247
U.S. Treasury 2.50% 2024	44,000	45,523
U.S. Treasury 2.75% 2025	38,000	39,927
U.S. Treasury 1.25%–2.88% 2020–2049[1]	168,960	172,935
		1,208,628

U.S. Treasury inflation-protected securities 5.87%
U.S. Treasury Inflation-Protected Security 0.625% 2023[2]	36,516	36,972
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	23,883	23,939
U.S. Treasury Inflation-Protected Security 0.75% 2042[1,2]	22,264	22,411
U.S. Treasury Inflation-Protected Security 1.375% 2044[1,2]	47,366	53,895
U.S. Treasury Inflation-Protected Securities 0.13%–2.13% 2022–2047[2]	33,515	33,963
		171,180

Total U.S. Treasury bonds & notes		1,379,808

Mortgage-backed obligations 26.83%
Federal agency mortgage-backed obligations 26.83%
Fannie Mae Pool #BH2597 4.00% 2047[3]	29,849	31,139
Fannie Mae Pool #CA2055 4.50% 2048[3]	40,140	42,201
Fannie Mae Pool #CA1709 4.50% 2048[3]	39,550	41,613
Fannie Mae 0%–9.04% 2022–2049[3,4]	104,638	108,863
Freddie Mac 3.50% 2033[3]	22,563	23,342
Freddie Mac Pool #ZT2086 3.50% 2049[3]	74,655	76,325
Freddie Mac 0%–5.50% 2020–2047[3,4]	39,449	40,694
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[3]	39,923	40,675
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[3]	42,449	44,246
Government National Mortgage Assn. 5.00% 2049[3]	36,583	38,431
Government National Mortgage Assn. 5.00% 2049[3]	20,007	21,008
Government National Mortgage Assn. Pool #MA5876 4.00% 2049[3]	32,102	33,308
Government National Mortgage Assn. Pool #MA5932 4.50% 2049[3]	77,196	80,941
Government National Mortgage Assn. Pool #MA5987 4.50% 2049[3]	27,010	28,245
Government National Mortgage Assn. 3.00%–6.64% 2034–2065[3,4,5]	56,031	58,652
Other securities		72,418
		782,101

American Funds Insurance Series	107

U.S. Government/AAA-Rated Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Federal agency bonds & notes 20.55%
Fannie Mae 2.75% 2021	$26,500	$26,993
Fannie Mae 2.875% 2023	36,000	37,561
Fannie Mae 1.25%–7.13% 2021–2030	6,900	8,678
Federal Home Loan Bank 3.25%–5.50% 2023–2036	30,315	32,734
Freddie Mac 2.375% 2021	100,000	100,850
Private Export Funding Corp. 3.266% 2021[6]	34,000	35,077
Private Export Funding Corp. 1.45%–3.55% 2019–2024	28,840	29,262
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	34,024
Tennessee Valley Authority 2.88%–5.88% 2027–2060	14,330	16,056
U.S. Agency for International Development, Iraq (State of) 2.149% 2022	6,670	6,706
U.S. Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	88,717
U.S. Agency for International Development, Jordan (Kingdom of) 2.578% 2022	43,000	43,759
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 2025	43,250	45,397
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 2026	3,171	3,771
U.S. Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,968
U.S. Agency for International Development, Ukraine 1.471% 2021	4,410	4,362
U.S. Department of Housing and Urban Development 1.98%–3.70% 2020–2034	73,632	76,329
Other securities		5,646
		598,890

Total bonds, notes & other debt instruments (cost: $2,708,625,000)		2,760,799

Short-term securities 7.23%
Commercial paper 7.23%
Bank of New York Co., Inc. 2.33% due 7/31/2019	28,300	28,238
Eli Lilly and Co. 2.38% due 7/11/2019[6]	70,000	69,941
Paccar Financial Corp. 2.42% due 7/2/2019	28,500	28,493
Sumitomo Mitsui Banking Corp. 2.30% due 7/19/2019[6]	69,800	69,704
Other securities		14,445
		210,821

Total short-term securities (cost: $210,863,000)		210,821
Total investment securities 101.95% (cost: $2,919,488,000)		2,971,620
Other assets less liabilities (1.95)%		(56,832)

Net assets 100.00%		$2,914,788

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[7]	Value at 6/30/2019 (000)	[8]	Unrealized appreciation (depreciation) at 6/30/2019 (000)
90 Day Euro Dollar Futures	Long	565	March 2020	$141,250		$138,835		$578
2 Year U.S. Treasury Note Futures	Long	6,123	October 2019	1,224,600		1,317,545		6,803
5 Year U.S. Treasury Note Futures	Long	8,276	October 2019	827,600		977,861		13,710
10 Year U.S. Treasury Note Futures	Long	2,180	September 2019	218,000		278,972		3,127
10 Year Ultra U.S. Treasury Note Futures	Short	772	September 2019	(77,200)		(106,633)		(1,612)

108	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[7]	Value at 6/30/2019 (000)	[8]	Unrealized appreciation (depreciation) at 6/30/2019 (000)
20 Year U.S. Treasury Bond Futures	Long	108	September 2019	$10,800		$16,804		$448
30 Year Ultra U.S. Treasury Bond Futures	Long	577	September 2019	57,700		102,454		1,081
								$24,135

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2019 (000)
2.337%	U.S. EFFR	7/31/2019	$801,000	$(22)	$—	$(22)
2.325%	U.S. EFFR	7/31/2019	863,500	(33)	—	(33)
2.305%	U.S. EFFR	7/31/2019	863,500	(48)	—	(48)
U.S. EFFR	2.039%	9/18/2019	1,623,000	(23)	—	(23)
U.S. EFFR	2.064%	10/30/2019	1,632,100	(331)	—	(331)
1.997%	U.S. EFFR	2/13/2020	60,900	30	—	30
1.989%	U.S. EFFR	2/13/2020	61,000	27	—	27
3-month USD-LIBOR	2.761%	4/27/2020	100,000	(547)	—	(547)
3-month USD-LIBOR	2.8025%	8/15/2020	101,840	(929)	—	(929)
3-month USD-LIBOR	2.806%	8/29/2020	34,300	(323)	—	(323)
2.48%	U.S. EFFR	12/20/2020	82,529	1,019	—	1,019
2.4825%	U.S. EFFR	12/26/2020	500,513	6,307	—	6,307
2.3485%	U.S. EFFR	1/7/2021	61,005	664	—	664
2.3355%	U.S. EFFR	1/7/2021	57,995	620	—	620
2.3995%	U.S. EFFR	1/11/2021	25,200	297	—	297
2.4035%	U.S. EFFR	1/11/2021	18,800	222	—	222
2.3755%	U.S. EFFR	2/6/2021	129,000	1,574	—	1,574
2.284%	U.S. EFFR	3/19/2021	65,000	764	—	764
2.1125%	U.S. EFFR	3/28/2021	78,800	713	—	713
3-month USD-LIBOR	2.367%	3/28/2021	234,200	(2,170)	—	(2,170)
3-month USD-LIBOR	2.348%	4/1/2021	264,000	(2,365)	—	(2,365)
2.197%	U.S. EFFR	4/15/2021	174,000	1,900	—	1,900
2.19875%	U.S. EFFR	5/7/2021	62,000	713	—	713
1.605%	U.S. EFFR	6/20/2021	116,816	106	—	106
1.7775%	3-month USD-LIBOR	6/21/2021	235,900	(115)	—	(115)
3-month USD-LIBOR	1.217%	9/22/2021	60,000	729	—	729
3-month USD-LIBOR	1.225%	9/22/2021	60,000	719	—	719
3-month USD-LIBOR	1.2255%	9/23/2021	5,000	60	—	60
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	(646)	—	(646)
2.197%	U.S. EFFR	4/18/2022	47,400	905	—	905
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	(23)	—	(23)
2.5775%	U.S. EFFR	7/16/2022	181,639	2,105	—	2,105
3-month USD-LIBOR	1.948%	7/28/2022	20,000	(126)	—	(126)
2.80%	3-month USD-LIBOR	9/2/2022	280,000	6,485	—	6,485
2.75%	3-month USD-LIBOR	9/2/2022	280,000	6,216	—	6,216
2.009%	3-month USD-LIBOR	10/4/2022	50,000	441	—	441
3-month USD-LIBOR	2.6778%	2/12/2023	51,000	(1,682)	—	(1,682)
3-month USD-LIBOR	3.0965%	10/31/2023	46,055	(2,613)	—	(2,613)
3-month USD-LIBOR	3.09009%	10/31/2023	46,320	(2,616)	—	(2,616)
3-month USD-LIBOR	2.0955%	2/10/2024	14,300	(220)	—	(220)
3-month USD-LIBOR	2.0815%	2/10/2024	28,700	(423)	—	(423)
2.21875%	U.S. EFFR	3/14/2024	54,000	1,758	—	1,758
3-month USD-LIBOR	2.3875%	3/17/2024	160,700	(4,652)	—	(4,652)

American Funds Insurance Series	109

U.S. Government/AAA-Rated Securities Fund

Swap contracts (continued)

Interest rate swaps (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2019 (000)
3-month USD-LIBOR	2.21079%	3/27/2024	$48,318	$(1,026)	$—	$(1,026)
3-month USD-LIBOR	2.33%	5/2/2024	48,460	(1,286)	—	(1,286)
3-month USD-LIBOR	2.588%	1/26/2025	15,600	(674)	—	(674)
3-month USD-LIBOR	2.27%	12/5/2026	44,900	(1,309)	—	(1,309)
3-month USD-LIBOR	2.24%	12/5/2026	55,100	(1,491)	—	(1,491)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	640	—	640
2.908%	3-month USD-LIBOR	2/1/2028	16,000	638	—	638
2.925%	3-month USD-LIBOR	2/1/2028	12,800	520	—	520
2.92%	3-month USD-LIBOR	2/2/2028	12,200	493	—	493
U.S. EFFR	2.5065%	3/22/2028	8,700	(606)	—	(606)
U.S. EFFR	2.535%	3/23/2028	6,700	(482)	—	(482)
U.S. EFFR	2.471%	3/27/2028	8,100	(541)	—	(541)
U.S. EFFR	2.4575%	3/29/2028	9,638	(633)	—	(633)
U.S. EFFR	2.424%	3/30/2028	8,160	(513)	—	(513)
U.S. EFFR	2.412%	4/5/2028	3,702	(229)	—	(229)
3-month USD-LIBOR	2.357%	3/27/2029	25,175	(934)	—	(934)
3-month USD-LIBOR	1.9675%	6/21/2029	50,700	(54)	—	(54)
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(5,397)	—	(5,397)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(5,586)	—	(5,586)
3-month USD-LIBOR	2.986%	2/1/2038	7,800	(336)	—	(336)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	(404)	—	(404)
3-month USD-LIBOR	2.963%	2/1/2038	9,800	(405)	—	(405)
3-month USD-LIBOR	2.967%	2/2/2038	7,600	(316)	—	(316)
3-month USD-LIBOR	3.34%	6/27/2044	10,000	(2,274)	—	(2,274)
3-month USD-LIBOR	3.206%	7/31/2044	16,000	(3,219)	—	(3,219)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(3,319)	—	(3,319)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	(1,225)	—	(1,225)
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	(119)	—	(119)
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	(680)	—	(680)
3-month USD-LIBOR	2.52822%	11/23/2045	4,390	(297)	—	(297)
U.S. EFFR	2.166%	10/23/2047	10,000	(478)	—	(478)
U.S. EFFR	2.145%	11/9/2047	15,400	(666)	—	(666)
U.S. EFFR	2.155%	11/10/2047	8,640	(392)	—	(392)
U.S. EFFR	2.153%	11/10/2047	15,300	(688)	—	(688)
U.S. EFFR	2.17%	11/13/2047	15,660	(763)	—	(763)
U.S. EFFR	2.5635%	2/12/2048	33,204	(4,528)	—	(4,528)
U.S. EFFR	2.4615%	3/15/2048	2,000	(228)	—	(228)
U.S. EFFR	2.485%	3/15/2048	2,000	(238)	—	(238)
U.S. EFFR	2.425%	3/16/2048	4,100	(434)	—	(434)
U.S. EFFR	2.505%	3/22/2048	4,300	(532)	—	(532)
U.S. EFFR	2.52%	8/24/2048	4,500	(578)	—	(578)
					$—	$(26,122)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $44,549,000, which represented 1.53% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $189,167,000, which represented 6.49% of the net assets of the fund.
[7]	Notional amount is calculated based on the number of contracts and notional contract size.
[8]	Value is calculated based on the notional amount and current market price.

110	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

American Funds Insurance Series	111

Managed Risk Growth Fund
Investment portfolio June 30, 2019	unaudited

Growth funds 80.33%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	4,379,254	$319,116

Total growth funds (cost: $310,329,000)		319,116

Fixed income funds 15.07%
American Funds Insurance Series – Bond Fund, Class 1	5,385,043	59,882

Total fixed income funds (cost: $58,127,000)		59,882

Short-term securities 4.64%
Government Cash Management Fund	18,453,168	18,453

Total short-term securities (cost: $18,453,000)		18,453
Total investment securities 100.04% (cost: $386,909,000)		397,451
Other assets less liabilities (0.04)%		(166)

Net assets 100.00%		$397,285

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[1]	Value at 6/30/2019 (000)	[2]	Unrealized appreciation at 6/30/2019 (000)
5 Year U.S. Treasury Note Futures	Long	176	September 2019	$17,600		$20,796		$171

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2019 (000)
Growth funds 80.33%
American Funds Insurance Series – Growth Fund, Class 1	3,963,500	649,589	233,835	4,379,254	$1,612	$10,668	$760	$319,116
Fixed income funds 15.07%
American Funds Insurance Series – Bond Fund, Class 1	5,110,855	820,544	546,356	5,385,043	(128)	3,566	329	59,882
Total 95.40%					$1,484	$14,234	$1,089	$378,998

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

112	American Funds Insurance Series

Managed Risk International Fund
Investment portfolio June 30, 2019	unaudited

Growth funds 81.74%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,766,242	$133,633

Total growth funds (cost: $125,851,000)		133,633

Fixed income funds 15.02%
American Funds Insurance Series – Bond Fund, Class 1	2,208,551	24,559

Total fixed income funds (cost: $23,937,000)		24,559

Short-term securities 3.31%
Government Cash Management Fund	5,406,881	5,407

Total short-term securities (cost: $5,407,000)		5,407
Total investment securities 100.07% (cost: $155,195,000)		163,599
Other assets less liabilities (0.07)%		(110)

Net assets 100.00%		$163,489

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[1]	Value at 6/30/2019 (000)	[2]	Unrealized appreciation at 6/30/2019 (000)
5 Year U.S. Treasury Note Futures	Long	52	September 2019	$5,200		$6,144		$77

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2019 (000)
Growth funds 81.74%
American Funds Insurance Series – International Fund, Class 1	6,802,836	279,511	316,105	6,766,242	$(267)	$14,505	$231	$133,633
Fixed income funds 15.02%
American Funds Insurance Series – Bond Fund, Class 1	2,162,908	188,213	142,570	2,208,551	(8)	1,453	136	24,559
Total 96.76%					$(275)	$15,958	$367	$158,192

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

American Funds Insurance Series	113

Managed Risk Blue Chip Income and Growth Fund
Investment portfolio June 30, 2019	unaudited

Growth-and-income funds 80.48%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	22,572,855	$284,644

Total growth-and-income funds (cost: $302,622,000)		284,644

Fixed income funds 14.98%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,256,895	52,998

Total fixed income funds (cost: $51,724,000)		52,998

Short-term securities 4.60%
Government Cash Management Fund	16,260,701	16,261

Total short-term securities (cost: $16,261,000)		16,261
Total investment securities 100.06% (cost: $370,607,000)		353,903
Other assets less liabilities (0.06)%		(218)

Net assets 100.00%		$353,685

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[1]	Value at 6/30/2019 (000)	[2]	Unrealized appreciation at 6/30/2019 (000)
5 Year U.S. Treasury Note Futures	Long	156	September 2019	$15,600		$18,432		$124

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2019 (000)
Growth-and-income funds 80.48%
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	21,901,978	2,214,200	1,543,323	22,572,855	$725	$5,504	$1,232	$284,644
Fixed income funds 14.98%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,484,388	331,058	558,551	4,256,895	(63)	2,289	216	52,998
Total 95.46%					$662	$7,793	$1,448	$337,642

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

114	American Funds Insurance Series

Managed Risk Growth-Income Fund
Investment portfolio June 30, 2019	unaudited

Growth-and-income funds 80.09%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	36,295,689	$1,716,423

Total growth-and-income funds (cost: $1,674,045,000)		1,716,423

Fixed income funds 15.03%
American Funds Insurance Series – Bond Fund, Class 1	28,964,402	322,084

Total fixed income funds (cost: $302,916,000)		322,084

Short-term securities 4.60%
Government Cash Management Fund	98,442,508	98,443

Total short-term securities (cost: $98,443,000)		98,443

Options purchased 0.19%
Options purchased*		4,101

Total options purchased (cost: $14,339,000)		4,101
Total investment securities 99.91% (cost: $2,089,743,000)		2,141,051
Other assets less liabilities 0.09%		1,997

Net assets 100.00%		$2,143,048

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 6/30/2019 (000)
S&P 500 Index	620	$1,824	$1,850.00	9/20/2019	$47
S&P 500 Index	1,155	3,398	1,875.00	9/20/2019	92
S&P 500 Index	1,200	3,530	1,900.00	9/20/2019	108
S&P 500 Index	330	971	1,925.00	9/20/2019	31
S&P 500 Index	1,225	3,604	1,975.00	9/20/2019	141
S&P 500 Index	365	1,074	2,000.00	9/20/2019	46
S&P 500 Index	930	2,736	2,025.00	9/20/2019	121
S&P 500 Index	425	1,250	2,200.00	9/20/2019	106
S&P 500 Index	3,195	9,399	2,150.00	12/20/2019	2,492
S&P 500 Index	670	1,971	2,175.00	12/20/2019	569
S&P 500 Index	35	103	2,200.00	12/20/2019	34
S&P 500 Index	150	441	2,225.00	12/20/2019	153
S&P 500 Index	135	397	2,275.00	12/20/2019	161
					$4,101

American Funds Insurance Series	115

Managed Risk Growth-Income Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[1]	Value at 6/30/2019 (000)	[2]	Unrealized appreciation at 6/30/2019 (000)
5 Year U.S. Treasury Note Futures	Long	1,008	September 2019	$100,800		$119,101		$1,476
S&P 500 E-mini Index Contracts	Long	366	September 2019	18		53,879		836
								$2,312

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2019 (000)
Growth-and-income funds 80.09%
American Funds Insurance Series – Growth-Income Fund, Class 1	33,123,343	4,277,296	1,104,950	36,295,689	$5,425	$61,682	$5,628	$1,716,423
Fixed income funds 15.03%
American Funds Insurance Series – Bond Fund, Class 1	26,945,898	2,920,407	901,903	28,964,402	(16)	18,586	1,795	322,084
Total 95.12%					$5,409	$80,268	$7,423	$2,038,507

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

116	American Funds Insurance Series

Managed Risk Asset Allocation Fund
Investment portfolio June 30, 2019	unaudited

Asset allocation funds 96.70%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	116,101,695	$2,618,094

Total asset allocation funds (cost: $2,531,679,000)		2,618,094

Short-term securities 3.36%
Government Cash Management Fund	90,932,387	90,932

Total short-term securities (cost: $90,932,000)		90,932
Total investment securities 100.06% (cost: $2,622,611,000)		2,709,026
Other assets less liabilities (0.06)%		(1,691)

Net assets 100.00%		$2,707,335

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[1]	Value at 6/30/2019 (000)	[2]	Unrealized appreciation at 6/30/2019 (000)
5 Year U.S. Treasury Note Futures	Long	873	September 2019	$87,300		$103,150		$1,321

Investment in affiliates

This holding is an affiliate of the fund under the Investment Company Act of 1940 since it is controlled by the same board of trustees as the series. Further details on this holding and related transactions during the six months ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliate at 6/30/2019 (000)
Asset allocation funds 96.70%
American Funds Insurance Series – Asset Allocation Fund, Class 1	115,468,223	7,167,637	6,534,165	116,101,695	$6,021	$140,238	$11,862	$2,618,094

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

American Funds Insurance Series	117

Financial statements

Statements of assets and liabilities
at June 30, 2019

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$6,292,071	$4,467,434	$26,404,106	$9,849,054	$3,449,625
Affiliated issuers	—	21,463	—	—	—
Cash	105	2,149	3,505	1,326	5,311
Cash collateral received for securities on loan	—	13,264	—	—	—
Cash pledged for forward currency contracts	—	—	—	334	—
Cash denominated in currencies other than U.S. dollars	977	1,051	49	5,037	1,185
Unrealized appreciation on open forward currency contracts	—	—	—	124	—
Receivables for:
Sales of investments	33,579	83,557	115,497	15,264	5,128
Sales of fund’s shares	900	288	8,846	4,456	927
Dividends and interest	19,016	4,910	32,460	24,949	11,627
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Securities lending income	—	530	—	—	—
Other	361	178	24	—	1,910
	6,347,009	4,594,824	26,564,487	9,900,544	3,475,713
Liabilities:
Collateral for securities on loan	—	132,644	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—	340	—
Payables for:
Purchases of investments	2,597	17,942	52,929	36,561	1,526
Repurchases of fund’s shares	12,360	4,650	18,287	6,738	2,868
Investment advisory services	2,625	2,485	6,872	3,874	1,937
Insurance administrative fees	195	108	791	212	340
Services provided by related parties	863	536	3,529	988	326
Trustees’ deferred compensation	73	49	491	206	33
Variation margin on futures contracts	—	—	—	—	—
Variation margin on swap contracts	—	—	—	—	—
Non-U.S. taxes	4,073	2,897	2,475	17,683	7,920
Other	94	92	82	273	111
	22,880	161,403	85,456	66,875	15,061
Net assets at June 30, 2019	$6,324,129	$4,433,421	$26,479,031	$9,833,669	$3,460,652

Net assets consist of:
Capital paid in on shares of beneficial interest	$3,910,174	$3,380,706	$16,135,118	$8,093,962	$2,717,511
Total distributable earnings (accumulated loss)	2,413,955	1,052,715	10,343,913	1,739,707	743,141
Net assets at June 30, 2019	$6,324,129	$4,433,421	$26,479,031	$9,833,669	$3,460,652

Investment securities, at cost:
Unaffiliated issuers	$3,971,692	$3,578,886	$16,493,656	$7,964,175	$2,745,515
Affiliated issuers	—	45,822	—	—	—
Cash denominated in currencies other than U.S. dollars, at cost	977	1,049	49	5,037	1,185

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

118	American Funds Insurance Series

unaudited
(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund		Global Bond Fund

$8,904,358	$2,034,357	$33,547,290	$1,430,859	$834,202	$25,597,369	$415,057	$11,303,189		$2,145,654
—	—	279,983	—	—	410,393	—	—		—
2,383	764	6,952	52	1,123	13,360	140	4,950		628
—	—	—	—	—	—	—	—		—
—	—	—	—	—	—	—	—		—
—	1,884	57	1,229	206	909	668	—	*	3,740
—	—	—	5	—	—	102	4,506		2,437

12,777	16,576	165,603	4,640	1,933	72,991	669	491,618		18,103
3,671	123	11,682	256	1,670	13,007	297	5,730		363
15,659	8,098	49,712	5,825	3,659	90,474	2,331	68,766		16,871
—	—	—	—	—	346	—	415		126
—	—	—	—	137	324	3	486		132
—	—	—	—	—	—	—	—		—
4	383	188	29	7	184	20	36		42
8,938,852	2,062,185	34,061,467	1,442,895	842,937	26,199,357	419,287	11,879,696		2,188,096

—	—	—	—	—	—	—	—		—
—	94	—	—	—	—	100	7,567		2,882

98,141	3,760	53,986	4,169	2,021	705,716	2,936	1,422,728		22,354
3,561	1,930	24,454	2,218	271	9,867	193	3,616		1,506
2,771	985	7,026	702	328	5,494	220	3,096		938
296	72	655	53	249	2,450	50	256		28
775	314	3,178	78	89	2,034	60	911		242
84	23	567	10	3	267	2	118		25
—	—	—	—	35	668	—	1,735		91
—	—	—	—	161	77	—	422		41
39	1,774	2,221	1,244	83	1,971	152	—		506
4	46	88	38	8	34	6	—		102
105,671	8,998	92,175	8,512	3,248	728,578	3,719	1,440,449		28,715
$8,833,181	$2,053,187	$33,969,292	$1,434,383	$839,689	$25,470,779	$415,568	$10,439,247		$2,159,381

$7,235,947	$1,523,277	$24,698,795	$1,271,807	$816,644	$20,247,437	$344,682	$10,062,950		$2,077,232
1,597,234	529,910	9,270,497	162,576	23,045	5,223,342	70,886	376,297		82,149
$8,833,181	$2,053,187	$33,969,292	$1,434,383	$839,689	$25,470,779	$415,568	$10,439,247		$2,159,381

$7,420,391	$1,537,132	$24,993,310	$1,276,610	$796,567	$20,539,556	$359,712	$11,012,076		$2,082,258
—	—	277,584	—	—	432,743	—	—		—
—	1,884	57	1,229	206	909	649	—	*	3,734

American Funds Insurance Series	119

Statements of assets and liabilities
at June 30, 2019

	High- Income Bond Fund		Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$1,281,384		$294,528	$285,192	$2,971,620	$18,453
Affiliated issuers	—		—	—	—	378,998
Cash	1,083		1,156	103	8,083	—
Cash pledged for futures contracts	—		—	—	—	116
Cash pledged for swap contracts	1,722		—	—	—	—
Cash denominated in currencies other than U.S. dollars	—	*	—	—	—	—
Receivables for:
Sales of investments	8,980		3,337	—	81,518	—
Sales of fund’s shares	440		39	421	724	640
Dividends and interest	18,932		876	—	13,239	35
Variation margin on futures contracts	—		6	—	80	—
Variation margin on swap contracts	—		319	—	2,963	—
Other	3		—	—	—	—
	1,312,544		300,261	285,716	3,078,227	398,242
Liabilities:
Payables for:
Purchases of investments	30,769		8,654	—	158,692	600
Repurchases of fund’s shares	645		249	75	1,113	8
Investment advisory services	496		101	75	813	32
Insurance administrative fees	37		13	13	65	238
Services provided by related parties	164		19	55	323	77
Trustees’ deferred compensation	47		3	16	58	2
Variation margin on futures contracts	—		31	—	413	—
Variation margin on swap contracts	93		230	—	1,961	—
Other	1		—	—	1	—
	32,252		9,300	234	163,439	957
Net assets at June 30, 2019	$1,280,292		$290,961	$285,482	$2,914,788	$397,285

Net assets consist of:
Capital paid in on shares of beneficial interest	$1,439,238		$285,147	$282,809	$2,839,370	$369,993
Total distributable earnings (accumulated loss)	(158,946)		5,814	2,673	75,418	27,292
Net assets at June 30, 2019	$1,280,292		$290,961	$285,482	$2,914,788	$397,285

Investment securities, at cost:
Unaffiliated issuers	$1,293,910		$289,947	$285,230	$2,919,488	$18,453
Affiliated issuers	—		—	—	—	368,456
Cash denominated in currencies other than U.S. dollars, at cost	—	*	—	—	—	—

See end of statements of assets and liabilities for footnote.

See notes to financial statements.

120	American Funds Insurance Series

unaudited

(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$5,407	$16,261	$102,544	$90,932
158,192	337,642	2,038,507	2,618,094
—	—	—	—
35	103	2,771	576
—	—	—	—
—	—	—	—

180	614	525	165
—	7	5,241	916
10	31	184	174
—	—	336	—
—	—	—	—
—	—	—	—
163,824	354,658	2,150,108	2,710,857

—	—	4,838	523
190	654	701	539
13	29	173	220
99	218	1,294	1,672
32	70	51	543
1	2	3	25
—	—	—	—
—	—	—	—
—	—	—	—	*
335	973	7,060	3,522
$163,489	$353,685	$2,143,048	$2,707,335

$161,106	$358,742	$1,952,652	$2,525,386
2,383	(5,057)	190,396	181,949
$163,489	$353,685	$2,143,048	$2,707,335

$5,407	$16,261	$112,782	$90,932
149,788	354,346	1,976,961	2,531,679
—	—	—	—

American Funds Insurance Series	121

Statements of assets and liabilities
at June 30, 2019

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:
Net assets	$2,253,727	$1,950,955	$9,854,415	$5,250,839	$1,937,868
Shares outstanding	76,428	79,549	135,225	265,872	80,670
Net asset value per share	$29.49	$24.53	$72.87	$19.75	$24.02
Class 1A:
Net assets	$6,904	$451	$14,263	$5,729	$3,668
Shares outstanding	235	18	197	291	153
Net asset value per share	$29.39	$24.47	$72.58	$19.68	$23.93
Class 2:
Net assets	$3,741,575	$2,302,336	$15,090,117	$4,199,689	$949,549
Shares outstanding	128,267	96,743	208,884	213,654	39,940
Net asset value per share	$29.17	$23.80	$72.24	$19.66	$23.77
Class 3:
Net assets			$208,738	$25,666
Shares outstanding	Not applicable	Not applicable	2,844	1,297	Not applicable
Net asset value per share			$73.38	$19.79
Class 4:
Net assets	$321,923	$179,679	$1,311,498	$351,746	$569,567
Shares outstanding	11,100	7,510	18,423	18,114	24,076
Net asset value per share	$29.00	$23.93	$71.19	$19.42	$23.66

	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:
Net assets	$526,021	$210,103	$31,614	$1,456,773
Shares outstanding	51,912	19,687	2,776	117,076	Not applicable
Net asset value per share	$10.13	$10.68	$11.39	$12.45
Class 1A:
Net assets	$618	$591	$10	$2,253
Shares outstanding	61	56	1	181	Not applicable
Net asset value per share	$10.11	$10.65	$11.39	$12.42
Class 2:
Net assets	$684,987	$58,392	$228,986	$1,333,862
Shares outstanding	68,799	5,486	20,648	108,365	Not applicable
Net asset value per share	$9.96	$10.65	$11.09	$12.31
Class 3:
Net assets	$10,135		$3,271	$8,842
Shares outstanding	996	Not applicable	292	709	Not applicable
Net asset value per share	$10.17		$11.21	$12.47
Class 4:
Net assets	$58,531	$21,875	$21,601	$113,058
Shares outstanding	5,423	2,076	1,928	9,185	Not applicable
Net asset value per share	$10.79	$10.55	$11.20	$12.31
Class P1:
Net assets					$3,799
Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	300
Net asset value per share					$12.66
Class P2:
Net assets					$393,486
Shares outstanding	Not applicable	Not applicable	Not applicable	Not applicable	31,287
Net asset value per share					$12.58

*	Amount less than one thousand.

See notes to financial statements.

122	American Funds Insurance Series

unaudited

(dollars and shares in thousands, except per-share amounts)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$5,316,112	$572,884	$19,494,000	$1,096,356	$420,981	$16,367,279	$128,680	$6,397,660	$1,065,399
421,738	38,895	412,232	63,142	41,463	725,706	9,778	575,311	88,161
$12.61	$14.73	$47.29	$17.36	$10.15	$22.55	$13.16	$11.12	$12.08
$7,002	$1,590	$9,123	$2,265	$4,699	$8,823	$2,229	$4,888	$426
558	108	194	131	463	392	170	441	35
$12.55	$14.69	$47.11	$17.33	$10.14	$22.49	$13.13	$11.08	$12.06
$3,011,473	$1,356,728	$13,224,947	$248,271	$4,595	$4,991,791	$201,188	$3,601,946	$1,047,169
242,233	92,360	283,340	14,354	453	223,861	15,330	328,296	87,377
$12.43	$14.69	$46.68	$17.30	$10.15	$22.30	$13.12	$10.97	$11.98
		$153,393			$31,478
Not applicable	Not applicable	3,239	Not applicable	Not applicable	1,395	Not applicable	Not applicable	Not applicable
		$47.35			$22.57
$498,594	$121,985	$1,087,829	$87,491	$409,414	$4,071,408	$83,471	$434,753	$46,387
40,319	8,437	23,578	5,091	40,405	183,581	6,423	39,719	3,908
$12.37	$14.46	$46.14	$17.19	$10.13	$22.18	$13.00	$10.95	$11.87

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

Not applicable	Not applicable	Not applicable	Not applicable

$567	$672	$1,883,081	$1,537
55	60	145,742	120
$10.39	$11.22	$12.92	$12.85
$162,922	$353,013	$259,967	$2,705,798
15,782	31,695	20,224	216,166
$10.32	$11.14	$12.85	$12.52

American Funds Insurance Series	123

Statements of operations
for the six months ended June 30, 2019

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$59,127	$27,009	$173,200	$117,809	$28,596
Interest	1,479	2,009	10,181	9,148	9,771
Securities lending income	—	2,505	—	—	—
	60,606	31,523	183,381	126,957	38,367
Fees and expenses*:
Investment advisory services	15,660	14,498	41,304	23,510	11,522
Distribution services	4,881	3,004	20,182	5,561	1,785
Insurance administrative services	371	208	1,543	413	658
Transfer agent services	— †	— †	1	1	—	†
Administrative services	303	208	1,280	478	164
Reports to shareholders	98	80	423	158	66
Registration statement and prospectus	101	105	311	228	83
Trustees’ compensation	20	13	86	32	11
Auditing and legal	8	32	14	28	27
Custodian	319	336	258	756	387
Other	16	74	135	88	67
Total fees and expenses before waivers/reimbursements	21,777	18,558	65,537	31,253	14,770
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—	—	—	—
Total waivers/reimbursements of fees and expenses	—	—	—	—	—
Total fees and expenses after waivers/reimbursements	21,777	18,558	65,537	31,253	14,770
Net investment income (loss)	38,829	12,965	117,844	95,704	23,597
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	59,018	143,915	342,715	(171,606)	24,403
Affiliated issuers*	—	—	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	—	—	—	(999)	303
Swap contracts	—	—	—	—	—
Currency transactions	(405)	(66)	(432)	(2,451)	234
	58,613	143,849	342,283	(175,056)	24,940
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	1,056,160	592,974	3,428,550	1,399,575	518,304
Affiliated issuers	—	(8,519)	—	—	—
Futures contracts	—	—	—	—	—
Forward currency contracts	—	—	—	309	(303)
Swap contracts	—	—	—	—	—
Currency translations	(17)	63	103	(200)	1,911
	1,056,143	584,518	3,428,653	1,399,684	519,912
Net realized gain (loss) and unrealized appreciation (depreciation)	1,114,756	728,367	3,770,936	1,224,628	544,852
Net increase in net assets resulting from operations	$1,153,585	$741,332	$3,888,780	$1,320,332	$568,449

See end of statements of operations for footnotes.

See notes to financial statements.

124	American Funds Insurance Series

unaudited

(dollars in thousands)

Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund	Bond Fund	Global Bond Fund

$116,477	$30,394	$343,652	$29,733	$13,137	$191,059	$4,119	$7,023	$514
1,839	1,918	15,606	1,701	2,865	133,265	1,954	158,778	34,892
—	—	—	—	—	—	—	—	—
118,316	32,312	359,258	31,434	16,002	324,324	6,073	165,801	35,406

16,752	5,841	41,781	4,252	1,885	32,618	1,292	18,126	5,572
4,295	1,777	17,492	403	484	10,974	337	4,867	1,326
556	137	1,274	102	483	4,845	98	491	53
— †	— †	2	— †	— †	1	— †	— †	— †
430	98	1,627	70	38	1,222	20	497	105
160	28	650	14	7	510	3	119	27
110	53	290	31	38	205	15	168	52
30	7	107	4	2	84	1	33	7
4	6	28	12	5	17	8	7	4
127	168	301	167	36	124	27	120	201
39	19	119	5	5	50	3	53	18
22,503	8,134	63,671	5,060	2,983	50,650	1,804	24,481	7,365

—	—	—	—	24	—	—	—	—
—	—	—	—	24	—	—	—	—
22,503	8,134	63,671	5,060	2,959	50,650	1,804	24,481	7,365
95,813	24,178	295,587	26,374	13,043	273,674	4,269	141,320	28,041

(863)	9,494	406,368	(15,330)	(3,801)	266,091	10,945	90,872	(5,179)
—	—	—	—	—	(446,158)	—	—	—
—	—	—	—	(194)	12,523	509	31,573	12,050
—	493	—	24	—	—	(206)	(10,249)	2,707
—	—	—	—	230	(12,336)	(20)	(14,548)	(202)
(13)	(314)	(771)	(1,069)	70	(29)	(100)	(434)	(1,163)
(876)	9,673	405,597	(16,375)	(3,695)	(179,909)	11,128	97,214	8,213

791,331	311,348	4,014,527	184,237	60,001	2,258,760	32,131	404,554	106,875
—	—	73,906	—	—	399,074	—	—	—
—	—	—	—	(495)	5,251	(91)	18,382	(2,957)
—	(445)	—	5	—	—	(80)	6,210	(7,363)
—	—	—	—	1,349	(5,824)	46	(12,045)	1,300
16	369	201	(5)	7	110	24	140	58
791,347	311,272	4,088,634	184,237	60,862	2,657,371	32,030	417,241	97,913

790,471	320,945	4,494,231	167,862	57,167	2,477,462	43,158	514,455	106,126
$886,284	$345,123	$4,789,818	$194,236	$70,210	$2,751,136	$47,427	$655,775	$134,167

American Funds Insurance Series	125

Statements of operations
for the six months ended June 30, 2019

	High- Income Bond Fund	Mortgage Fund		Ultra-Short Bond Fund		U.S. Government/ AAA-Rated Securities Fund	Managed Risk Growth Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends	$425	$—		$—		$—	$1,089
Interest	45,210	4,389		3,557		36,029	179
	45,635	4,389		3,557		36,029	1,268
Fees and expenses*:
Investment advisory services	3,005	614		458		4,845	279
Distribution services	932	98		317		1,757	461
Insurance administrative services	70	28		24		123	465
Transfer agent services	— †	—	†	—	†	— †	—	†
Administrative services	63	15		14		142	—
Accounting and administrative services	—	—		—		—	10
Reports to shareholders	14	2		4		32	4
Registration statement and prospectus	26	12		7		41	18
Trustees’ compensation	4	1		1		10	1
Auditing and legal	3	—	†	—	†	2	—	†
Custodian	8	10		—	†	18	6
Other	19	3		2		8	3
Total fees and expenses before waivers/reimbursements	4,144	783		827		6,978	1,247
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—	—		—		—	93
Miscellaneous fee reimbursements	—	—		—		—	13
Total waivers/reimbursements of fees and expenses	—	—		—		—	106
Total fees and expenses after waivers/reimbursements	4,144	783		827		6,978	1,141
Net investment income (loss)	41,491	3,606		2,730		29,051	127
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments
Unaffiliated issuers	(1,908)	1,164		—	†	19,133	—
Affiliated issuers*	—	—		—		—	1,484
Futures contracts	—	3,551		—		55,917	(3,203)
Swap contracts	(395)	1,067		—		6,764	—
Currency transactions	1	—		—		—	21
Capital gain distributions received from affiliated issuers	—	—		—		—	32,791
	(2,302)	5,782		—	†	81,814	31,093
Net unrealized appreciation (depreciation) on:
Investments
Unaffiliated issuers	79,517	5,581		(30)		66,269	—
Affiliated issuers	—	—		—		—	14,234
Futures contracts	—	305		—		(3,315)	(5,720)
Swap contracts	(1,604)	(3,465)		—		(45,476)	—
	77,913	2,421		(30)		17,478	8,514
Net realized gain (loss) and unrealized appreciation (depreciation)	75,611	8,203		(30)		99,292	39,607
Net increase in net assets resulting from operations	$117,102	$11,809		$2,700		$128,343	$39,734

*	Additional information related to non-U.S. taxes, class-specific fees and expenses and affiliated income is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

126	American Funds Insurance Series

unaudited

(dollars in thousands)

Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund

$367	$1,448		$7,423	$11,862
60	165		1,013	1,008

427	1,613		8,436	12,870

118	261		1,519	1,977
196	433		310	3,293
197	434		2,532	3,295
— †	—	†	— †	— †
—	—		—	—
9	10		9	25
2	4		14	27
10	9		213	36
1	1		4	11
— †	—	†	1	2
6	6		6	6
3	2		3	10
542	1,160		4,611	8,682

39	87		506	659
12	13		—	—
51	100		506	659
491	1,060		4,105	8,023
(64)	553		4,331	4,847

—	—		(7,604)	—
(275)	662		5,409	6,021
(1,096)	(3,654)		(14,050)	(14,856)
—	—		—	—
(1)	20		91	103
3,310	22,170		167,499	131,016
1,938	19,198		151,345	122,284

—	—		(11,249)	—
15,958	7,793		80,268	140,238
(1,142)	(5,657)		(7,995)	(24,002)
—	—		—	—
14,816	2,136		61,024	116,236

16,754	21,334		212,369	238,520
$16,690	$21,887		$216,700	$243,367

American Funds Insurance Series	127

Statements of changes in net assets

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018
Operations:
Net investment income (loss)	$38,829	$50,276	$12,965	$10,787	$117,844	$162,005
Net realized gain (loss)	58,613	343,542	143,849	247,061	342,283	2,848,894
Net unrealized appreciation (depreciation)	1,056,143	(919,676)	584,518	(673,158)	3,428,653	(2,971,090)
Net increase (decrease) in net assets resulting from operations	1,153,585	(525,858)	741,332	(415,310)	3,888,780	39,809
Distributions paid to shareholders	(352,171)	(474,814)	(276,087)	(196,135)	(2,816,480)	(2,648,515)
Net capital share transactions	20,562	267,749	313,662	(49,079)	1,958,870	1,071,109
Total increase (decrease) in net assets	821,976	(732,923)	778,907	(660,524)	3,031,170	(1,537,597)
Net assets:
Beginning of period	5,502,153	6,235,076	3,654,514	4,315,038	23,447,861	24,985,458
End of period	$6,324,129	$5,502,153	$4,433,421	$3,654,514	$26,479,031	$23,447,861

	International Growth and Income Fund		Capital Income Builder		Asset Allocation Fund
	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018
Operations:
Net investment income (loss)	$26,374	$37,077	$13,043	$18,120	$273,674	$495,623
Net realized gain (loss)	(16,375)	19,646	(3,695)	(12,903)	(179,909)	1,250,899
Net unrealized appreciation (depreciation)	184,237	(222,569)	60,862	(53,867)	2,657,371	(2,879,563)
Net increase (decrease) in net assets resulting from operations	194,236	(165,846)	70,210	(48,650)	2,751,136	(1,133,041)
Distributions paid to shareholders	(21,131)	(35,982)	(11,560)	(20,515)	(1,388,695)	(1,587,775)
Net capital share transactions	(75,980)	77,119	105,759	149,988	1,182,887	(13,827)
Total increase (decrease) in net assets	97,125	(124,709)	164,409	80,823	2,545,328	(2,734,643)
Net assets:
Beginning of period	1,337,258	1,461,967	675,280	594,457	22,925,451	25,660,094
End of period	$1,434,383	$1,337,258	$839,689	$675,280	$25,470,779	$22,925,451

See end of statements of changes in net assets for footnote.

See notes to financial statements.

128	American Funds Insurance Series

(dollars in thousands)

International Fund		New World Fund		Blue Chip Income and Growth Fund		Global Growth and Income Fund		Growth-Income Fund
Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018

$95,704	$147,886	$23,597	$32,835	$95,813	$183,892	$24,178	$35,857	$295,587	$479,019
(175,056)	247,240	24,940	126,203	(876)	687,384	9,673	99,872	405,597	3,357,516
1,399,684	(1,741,754)	519,912	(647,033)	791,347	(1,602,222)	311,272	(325,530)	4,088,634	(4,232,991)

1,320,332	(1,346,628)	568,449	(487,995)	886,284	(730,946)	345,123	(189,801)	4,789,818	(396,456)
(259,623)	(646,470)	(134,170)	(126,412)	(725,337)	(883,615)	(107,451)	(186,991)	(3,457,660)	(2,606,909)
(237,150)	1,245,386	15,494	92,573	640,962	265,984	(359)	90,220	2,772,999	2,175,138
823,559	(747,712)	449,773	(521,834)	801,909	(1,348,577)	237,313	(286,572)	4,105,157	(828,227)

9,010,110	9,757,822	3,010,879	3,532,713	8,031,272	9,379,849	1,815,874	2,102,446	29,864,135	30,692,362
$9,833,669	$9,010,110	$3,460,652	$3,010,879	$8,833,181	$8,031,272	$2,053,187	$1,815,874	$33,969,292	$29,864,135

Global Balanced Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		Mortgage Fund
Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018

$4,269	$6,105	$141,320	$269,087	$28,041	$55,434	$41,491	$84,812	$3,606	$6,148
11,128	3,576	97,214	(168,412)	8,213	(11,729)	(2,302)	(24,544)	5,782	(7,618)
32,030	(33,957)	417,241	(164,842)	97,913	(70,008)	77,913	(86,196)	2,421	2,541

47,427	(24,276)	655,775	(64,167)	134,167	(26,303)	117,102	(25,928)	11,809	1,071
(883)	(9,700)	(57,012)	(267,421)	(15,883)	(56,130)	(15,473)	(79,933)	(1,267)	(6,505)
2,835	46,266	(14,203)	(511,419)	(46,920)	(297,128)	(25,236)	(144,120)	(10,756)	(43,561)
49,379	12,290	584,560	(843,007)	71,364	(379,561)	76,393	(249,981)	(214)	(48,995)

366,189	353,899	9,854,687	10,697,694	2,088,017	2,467,578	1,203,899	1,453,880	291,175	340,170
$415,568	$366,189	$10,439,247	$9,854,687	$2,159,381	$2,088,017	$1,280,292	$1,203,899	$290,961	$291,175

American Funds Insurance Series	129

Statements of changes in net assets

	Ultra-Short Bond Fund		U.S. Government/ AAA-Rated Securities Fund		Managed Risk Growth Fund
	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018
Operations:
Net investment income (loss)	$2,730	$4,036	$29,051	$56,785	$127	$1,509
Net realized gain (loss)	—	—	81,814	(86,715)	31,093	21,463
Net unrealized appreciation (depreciation)	(30)	33	17,478	49,517	8,514	(26,917)
Net increase (decrease) in net assets resulting from operations	2,700	4,069	128,343	19,587	39,734	(3,945)
Distributions paid to shareholders	(1,000)	(3,517)	(11,348)	(55,819)	(29,127)	(21,941)
Net capital share transactions	(22,622)	1,047	(71,510)	(197,780)	43,405	81,200
Total increase (decrease) in net assets	(20,922)	1,599	45,485	(234,012)	54,012	55,314
Net assets:
Beginning of period	306,404	304,805	2,869,303	3,103,315	343,273	287,959
End of period	$285,482	$306,404	$2,914,788	$2,869,303	$397,285	$343,273

*	Unaudited.

See notes to financial statements.

130	American Funds Insurance Series

(dollars in thousands)

Managed Risk International Fund		Managed Risk Blue Chip Income and Growth Fund		Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018	Six months ended June 30, 2019*	Year ended December 31, 2018

$(64)	$2,317	$553	$5,276	$4,331	$2,685	$4,847	$62,566
1,938	5,722	19,198	18,018	151,345	6,953	122,284	97,415
14,816	(25,332)	2,136	(49,299)	61,024	(21,166)	116,236	(366,555)

16,690	(17,293)	21,887	(26,005)	216,700	(11,528)	243,367	(206,574)
(7,796)	(3,428)	(23,415)	(23,525)	(22,902)	(12,352)	(177,744)	(242,968)
3,636	23,257	18,544	19,295	57,148	1,707,014	99,215	(1,462,371)
12,530	2,536	17,016	(30,235)	250,946	1,683,134	164,838	(1,911,913)

150,959	148,423	336,669	366,904	1,892,102	208,968	2,542,497	4,454,410
$163,489	$150,959	$353,685	$336,669	$2,143,048	$1,892,102	$2,707,335	$2,542,497

American Funds Insurance Series	131

Notes to financial statements	unaudited

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds (the “funds”). Twenty-three funds in the series are covered in this report. The other five funds in the series, American Funds Insurance Series - Portfolio Series, are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Blue Chip Income and Growth Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

In 2009, shareholders approved the reorganization of the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objectives for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Blue Chip Income and Growth Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Global Growth and Income Fund — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

Bond Fund — To provide as high a level of current income as is consistent with the preservation of capital.

Global Bond Fund — To provide, over the long term, a high level of total return consistent with prudent investment management.

High-Income Bond Fund — The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

132	American Funds Insurance Series

Mortgage Fund — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government/AAA-Rated Securities Fund — To provide a high level of current income consistent with preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Blue Chip Income and Growth Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as supplementary information in the financial highlights tables.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

American Funds Insurance Series	133

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value of each share class of each fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the series’ investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

134	American Funds Insurance Series

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Government Cash Management Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The Capital Group Central Cash Fund (“CCF”) is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the series’ board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations and valuations of investments and futures that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

The series’ investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

American Funds Insurance Series	135

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the funds’ valuation levels as of June 30, 2019 (dollars in thousands):

Global Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$1,648,947	$—	$—	$1,648,947
Consumer discretionary	1,267,013	—	—	1,267,013
Financials	679,509	—	—	679,509
Health care	633,968	—	—	633,968
Communication services	508,193	—	—	508,193
Consumer staples	490,190	—	—	490,190
Industrials	464,248	—	—	464,248
Materials	170,817	11,082	—	181,899
Energy	135,909	—	—	135,909
Preferred securities	104,460	—	—	104,460
Short-term securities	177,735	—	—	177,735
Total	$6,280,989	$11,082	$—	$6,292,071

Global Small Capitalization Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$1,011,323	$—	$—	$1,011,323
Information technology	783,557	—	—	783,557
Industrials	679,267	—	—	679,267
Consumer discretionary	548,212	681	—	548,893
Financials	372,313	—	514	372,827
Materials	190,108	—	—	190,108
Consumer staples	130,390	—	—	130,390
Communication services	130,259	—	—	130,259
Real estate	117,638	5,108	—	122,746
Energy	54,307	—	14,352	68,659
Utilities	49,580	—	—	49,580
Preferred securities	18,309	—	—	18,309
Short-term securities	382,979	—	—	382,979
Total	$4,468,242	$5,789	$14,866	$4,488,897

Growth Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$6,402,204	$—	$—	$6,402,204
Communication services	4,737,928	—	—	4,737,928
Health care	4,072,084	—	37,000	4,109,084
Consumer discretionary	3,109,058	—	—	3,109,058
Financials	2,277,395	—	—	2,277,395
Industrials	1,765,089	11,838	—	1,776,927
Energy	858,522	—	—	858,522
Consumer staples	806,113	—	—	806,113
Materials	707,180	—	—	707,180
Real estate	487,175	—	—	487,175
Utilities	81,738	—	—	81,738
Short-term securities	1,050,782	—	—	1,050,782
Total	$26,355,268	$11,838	$37,000	$26,404,106

136	American Funds Insurance Series

International Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$1,607,025	$61,763	$—	$1,668,788
Industrials	1,576,060	—	—	1,576,060
Health care	1,094,499	—	—	1,094,499
Consumer discretionary	1,090,624	—	—	1,090,624
Materials	657,245	—	—	657,245
Information technology	649,673	—	—	649,673
Consumer staples	587,939	—	—	587,939
Energy	453,422	—	—	453,422
Communication services	433,758	—	—	433,758
Utilities	414,648	9,895	—	424,543
Real estate	231,726	—	—	231,726
Preferred securities	87,415	—	—	87,415
Rights & warrants	—	14,218	—	14,218
Bonds, notes & other debt instruments	—	65,239	—	65,239
Short-term securities	813,905	—	—	813,905
Total	$9,697,939	$151,115	$—	$9,849,054

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$124	$—	$124
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(340)	—	(340)
Total	$—	$(216)	$—	$(216)

*	Forward currency contracts are not included in the investment portfolio.

New World Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$798,798	$—	$—	$798,798
Financials	462,086	2,195	—	464,281
Energy	349,805	—	—	349,805
Consumer discretionary	325,213	—	—	325,213
Health care	284,801	—	—	284,801
Materials	282,415	—	—	282,415
Communication services	178,354	—	—	178,354
Consumer staples	173,282	—	—	173,282
Industrials	166,888	—	—	166,888
Real estate	29,356	3,700	26	33,082
Utilities	22,895	—	—	22,895
Preferred securities	82,131	—	—	82,131
Rights & warrants	—	18,404	—	18,404
Bonds, notes & other debt instruments	—	95,649	—	95,649
Short-term securities	150,800	22,827	—	173,627
Total	$3,306,824	$142,775	$26	$3,449,625

Blue Chip Income and Growth Fund

At June 30, 2019, all of the fund’s investment securities were classified as Level 1.

American Funds Insurance Series	137

Global Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$300,949	$—	$—	$300,949
Financials	263,873	—	—	263,873
Industrials	255,304	—	—	255,304
Consumer discretionary	189,012	—	—	189,012
Communication services	172,302	—	—	172,302
Health care	169,333	—	—	169,333
Materials	157,542	—	—	157,542
Energy	133,001	—	—	133,001
Real estate	90,794	—	—	90,794
Consumer staples	89,440	—	—	89,440
Utilities	80,897	—	—	80,897
Preferred securities	8,125	—	—	8,125
Bonds, notes & other debt instruments	—	35,145	—	35,145
Short-term securities	88,640	—	—	88,640
Total	$1,999,212	$35,145	$—	$2,034,357

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(94)	$—	$(94)

*	Forward currency contracts are not included in the investment portfolio.

Growth-Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$5,165,778	$—	$—	$5,165,778
Health care	5,141,550	—	—	5,141,550
Financials	3,794,583	—	—	3,794,583
Industrials	3,754,219	—	—	3,754,219
Communication services	3,726,932	—	—	3,726,932
Consumer staples	2,686,282	—	—	2,686,282
Energy	2,395,661	—	—	2,395,661
Consumer discretionary	1,920,427	—	—	1,920,427
Materials	1,619,589	—	—	1,619,589
Utilities	687,090	—	—	687,090
Real estate	645,871	—	—	645,871
Mutual funds	54,750	—	—	54,750
Convertible stocks	99,581	—	—	99,581
Convertible bonds	—	7,112	—	7,112
Short-term securities	2,127,848	—	—	2,127,848
Total	$33,820,161	$7,112	$—	$33,827,273

138	American Funds Insurance Series

International Growth and Income Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$261,857	$—	$—	$261,857
Health care	183,056	—	—	183,056
Industrials	166,805	—	—	166,805
Energy	123,411	—	—	123,411
Real estate	109,943	—	—	109,943
Consumer discretionary	100,102	—	—	100,102
Materials	98,006	—	—	98,006
Utilities	84,829	—	—	84,829
Consumer staples	81,953	—	—	81,953
Information technology	62,060	—	—	62,060
Communication services	54,189	—	—	54,189
Preferred securities	17,882	—	—	17,882
Bonds, notes & other debt instruments	—	16,561	—	16,561
Short-term securities	64,951	5,254	—	70,205
Total	$1,409,044	$21,815	$—	$1,430,859

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$5	$—	$5

*	Forward currency contracts are not included in the investment portfolio.

Capital Income Builder

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$80,425	$—	$—	$80,425
Consumer staples	76,231	—	—	76,231
Financials	72,505	—	—	72,505
Real estate	68,981	—	—	68,981
Energy	62,860	—	—	62,860
Communication services	42,892	—	—	42,892
Health care	41,406	—	—	41,406
Utilities	35,775	—	—	35,775
Consumer discretionary	35,366	—	—	35,366
Industrials	32,313	—	—	32,313
Materials	17,288	—	—	17,288
Convertible stocks	9,327	—	—	9,327
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	110,248	—	110,248
Mortgage-backed obligations	—	44,289	—	44,289
Corporate bonds & notes	—	26,961	—	26,961
Asset-backed obligations	—	8,357	—	8,357
Municipals	—	412	—	412
Short-term securities	68,566	—	—	68,566
Total	$643,935	$190,267	$—	$834,202

American Funds Insurance Series	139

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,059	$—	$—	$1,059
Unrealized appreciation on interest rate swaps	—	1,793	—	1,793
Liabilities:
Unrealized depreciation on futures contracts	(1,125)	—	—	(1,125)
Unrealized depreciation on interest rate swaps	—	(444)	—	(444)
Total	$(66)	$1,349	$—	$1,283

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Asset Allocation Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$3,765,115	$—	$20	$3,765,135
Financials	2,551,268	—	—	2,551,268
Health care	2,528,372	—	1,105	2,529,477
Industrials	1,470,379	—	—	1,470,379
Consumer discretionary	1,255,604	—	—	1,255,604
Energy	995,399	2,432	—	997,831
Consumer staples	979,664	—	—	979,664
Communication services	944,595	—	—	944,595
Materials	681,444	—	—	681,444
Real estate	220,771	—	—	220,771
Utilities	161,208	—	—	161,208
Rights & warrants	—	—	101	101
Convertible stocks	62,944	—	4,983	67,927
Convertible bonds	—	1,286	—	1,286
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	3,238,261	—	3,238,261
Corporate bonds & notes	—	2,735,565	11,362	2,746,927
Mortgage-backed obligations	—	1,543,099	—	1,543,099
Federal agency bonds & notes	—	12,852	—	12,852
Other	—	210,817	—	210,817
Short-term securities	2,629,116	—	—	2,629,116
Total	$18,245,879	$7,744,312	$17,571	$26,007,762

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$18,387	$—	$—	$18,387
Liabilities:
Unrealized depreciation on futures contracts	(7,975)	—	—	(7,975)
Unrealized depreciation on interest rate swaps	—	(9,381)	—	(9,381)
Total	$10,412	$(9,381)	$—	$1,031

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

140	American Funds Insurance Series

Global Balanced Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$47,450	$—	$—	$47,450
Health care	42,399	—	—	42,399
Financials	35,425	—	—	35,425
Consumer staples	31,760	—	—	31,760
Industrials	27,404	—	—	27,404
Consumer discretionary	17,892	—	—	17,892
Materials	11,753	—	—	11,753
Energy	10,162	—	—	10,162
Communication services	9,215	—	—	9,215
Real estate	7,342	—	—	7,342
Utilities	5,050	—	—	5,050
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	61,571	—	61,571
U.S. Treasury bonds & notes	—	53,633	—	53,633
Corporate bonds & notes	—	21,393	—	21,393
Mortgage-backed obligations	—	10,274	—	10,274
Short-term securities	21,438	896	—	22,334
Total	$267,290	$147,767	$—	$415,057

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$89	$—	$—	$89
Unrealized appreciation on open forward currency contracts	—	102	—	102
Unrealized appreciation on interest rate swaps	—	51	—	51
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(100)	—	(100)
Total	$89	$53	$—	$142

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$3,484,974	$—	$3,484,974
U.S. Treasury bonds & notes	—	3,003,625	—	3,003,625
Mortgage-backed obligations	—	2,729,802	—	2,729,802
Bonds & notes of governments & government agencies outside the U.S.	—	581,913	—	581,913
Municipals	—	204,458	—	204,458
Asset-backed obligations	—	198,442	—	198,442
Federal agency bonds & notes	—	12,020	—	12,020
Common stocks	—	218	10	228
Rights & warrants	—	—	31	31
Short-term securities	1,034,921	52,775	—	1,087,696
Total	$1,034,921	$10,268,227	$41	$11,303,189

American Funds Insurance Series	141

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$50,129	$—	$—	$50,129
Unrealized appreciation on open forward currency contracts	—	4,506	—	4,506
Unrealized appreciation on interest rate swaps	—	1,366	—	1,366
Liabilities:
Unrealized depreciation on futures contracts	(12,139)	—	—	(12,139)
Unrealized depreciation on open forward currency contracts	—	(7,567)	—	(7,567)
Unrealized depreciation on interest rate swaps	—	(13,184)	—	(13,184)
Total	$37,990	$(14,879)	$—	$23,111

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

Global Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$341,361	$—	$341,361
Japanese yen	—	276,684	—	276,684
Chinese yuan renminbi	—	67,355	—	67,355
Mexican pesos	—	67,026	—	67,026
Danish kroner	—	45,786	—	45,786
Indian rupees	—	39,690	—	39,690
Norwegian kroner	—	35,364	—	35,364
British pounds	—	27,643	—	27,643
South African rand	—	27,252	—	27,252
Thai baht	—	22,820	—	22,820
Indonesian rupiah	—	21,296	—	21,296
Israeli shekels	—	20,628	—	20,628
Polish zloty	—	20,594	—	20,594
Colombian pesos	—	11,464	—	11,464
U.S. dollars	—	886,429	450	886,879
Other	—	78,758	—	78,758
Convertible bonds	—	102	—	102
Convertible stocks	—	—	847	847
Common stocks	251	417	3	671
Rights & warrants	—	—	17	17
Short-term securities	94	153,323	—	153,417
Total	$345	$2,143,992	$1,317	$2,145,654

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$2,738	$—	$—	$2,738
Unrealized appreciation on open forward currency contracts	—	2,437	—	2,437
Unrealized appreciation on interest rate swaps	—	1,351	—	1,351
Liabilities:
Unrealized depreciation on futures contracts	(1,424)	—	—	(1,424)
Unrealized depreciation on open forward currency contracts	—	(2,882)	—	(2,882)
Total	$1,314	$906	$—	$2,220

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the investment portfolio.

142	American Funds Insurance Series

High-Income Bond Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds & notes	$—	$1,178,025	$9,653	$1,187,678
Municipals	—	94	—	94
Convertible bonds	—	7,108	—	7,108
Convertible stocks	890	—	4,834	5,724
Preferred securities	—	2,292	—	2,292
Common stocks	3,421	2,642	2,624	8,687
Rights & warrants	—	3	109	112
Short-term securities	69,689	—	—	69,689
Total	$74,000	$1,190,164	$17,220	$1,281,384

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on credit default swaps	$—	$(284)	$—	$(284)

[1]	Credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the six months ended June 30, 2019 (dollars in thousands):

	Beginning value at 1/1/2019	Transfers into Level 3[2]	Purchases	Sales	Net realized gain[3]	Unrealized depreciation[3]	Transfers out of Level 3[2]	Ending value at 6/30/2019

Investment securities	$17,537	$—	$491	$(331)	$16	$(473)	$(20)	$17,220

Net unrealized depreciation during the period on Level 3 investment securities held at June 30, 2019								$(474)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[3]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the statement of operations.

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Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 6/30/2019	Valuation techniques	Unobservable inputs	Range	Weighted average	Impact to valuation from an increase in input*
Bonds, notes & other debt instruments	$9,653	Yield analysis	Yield to maturity risk premium	0-400 bps	313 bps	Decrease
Convertible stocks	4,834	Multiple of revenue	Revenue multiple	0.87x	0.87x	Increase
Common stocks		Inputs to market comparables and transaction price	Weight ascribed to market comparables	50%	N/A	N/A
			Weight ascribed to transaction price	50%	N/A	N/A
	2,624	Market comparable companies	EBITDA multiple	4.7x	4.7x	Increase
			Discount for lack of marketability	27%	27%	Decrease
		Multiple of revenue	Revenue multiple	1.3x	1.3x	Increase
		Expected proceeds	Discount to reflect timing of receipt and amount of proceeds	50%	50%	Decrease
Rights & warrants	109	Black-Scholes	Implied volatility	30%	30%	Increase
	$17,220

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviation

EBITDA = Earnings before income taxes, depreciation and amortization

Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$216,347	$—	$216,347
U.S. Treasury bonds & notes	—	28,491	—	28,491
Federal agency bonds & notes	—	18,848	—	18,848
Asset-backed obligations	—	10,075	—	10,075
Corporate bonds & notes	—	—	27	27
Short-term securities	—	20,740	—	20,740
Total	$—	$294,501	$27	$294,528

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$2,209	$—	$—	$2,209
Unrealized appreciation on interest rate swaps	—	2,613	—	2,613
Liabilities:
Unrealized depreciation on futures contracts	(5)	—	—	(5)
Unrealized depreciation on interest rate swaps	—	(4,884)	—	(4,884)
Total	$2,204	$(2,271)	$—	$(67)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Ultra-Short Bond Fund

At June 30, 2019, all of the fund’s investment securities were classified as Level 2.

144	American Funds Insurance Series

U.S. Government/AAA-Rated Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$1,379,808	$—	$1,379,808
Mortgage-backed obligations	—	782,101	—	782,101
Federal agency bonds & notes	—	598,890	—	598,890
Short-term securities	—	210,821	—	210,821
Total	$—	$2,971,620	$—	$2,971,620

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$25,747	$—	$—	$25,747
Unrealized appreciation on interest rate swaps	—	36,665	—	36,665
Liabilities:
Unrealized depreciation on futures contracts	(1,612)	—	—	(1,612)
Unrealized depreciation on interest rate swaps	—	(62,787)	—	(62,787)
Total	$24,135	$(26,122)	$—	$(1,987)

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

Managed Risk Growth Fund

At June 30, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

At June 30, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk Blue Chip Income and Growth Fund

At June 30, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

At June 30, 2019, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

At June 30, 2019, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

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Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

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Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose a fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Currency — The prices of, and the income generated by, most debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of a fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to a fund.

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Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield and, given the current low interest rate environment, risks associated with rising rates are currently heightened.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Nondiversification risk — As nondiversified funds, certain funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. Although the funds do not intend to limit their investments to the securities of a small number of issuers, if they were to do so, poor performance by a single large holding could adversely impact the funds’ investment results more than if the funds were invested in a larger number of issuers.

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy.

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

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Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could be exposed to the risk of loss. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

Short positions — A fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

5. Certain investment techniques

Securities lending — Global Small Capitalization Fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a

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portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

As of June 30, 2019, the total value of securities on loan was $158,280,000, and the total value of collateral received was $164,904,000. Collateral received included cash of $132,644,000 and non-cash U.S. Government securities of $32,260,000. Investment securities purchased from cash collateral of $119,380,000 are disclosed in the summary investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the funds’ portfolio turnover rates.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of the Government Cash Management Fund, a cash management vehicle offered by the Bank of New York Mellon (“BNY Mellon”), the funds’ custodian bank. The Government Cash Management Fund is managed by the Dreyfus Corporation.

Options contracts — The Managed Risk Growth-Income Fund has entered into options contracts, which give the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option, the security underlying the option (or the cash value of the index underlying the option) at a specified price. As part of its managed risk strategy, the Managed Risk Growth-Income Fund will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities. By purchasing a put option on an equity index, the fund obtains the right (but not the obligation) to sell the cash value of the index underlying the option at a specified exercise price, and in return for this right, the fund pays the current market price, or the option premium, for the option.

The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

Premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from options contracts are recorded in the fund’s statement of operations.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set

150	American Funds Insurance Series

by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. Securities deposited as initial margin, if any, are disclosed in the investment portfolio and cash deposited as initial margin, if any, is reflected as restricted cash pledged for futures contracts in the fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Interest rate swaps — Some of the funds have entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The series’ investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the series’ investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the series’ investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in each fund’s statement of operations.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The series’ investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI,

American Funds Insurance Series	151

represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When a fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract. Securities deposited as initial margin are designated on the investment portfolio.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in each fund’s statement of assets and liabilities. Each fund also pays or receives a variation margin based on the increase or decrease in the value of the centrally cleared swaps, and records variation margin in each fund’s statement of assets and liabilities. Each fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in each fund’s statement of operations.

The following table presents the average month-end notional amounts of options purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options purchased	Futures contracts	Forwards		Interest rate Swaps		Credit Default Swaps
International Fund	Not applicable	Not applicable	$ 62,955		Not applicable		Not applicable
New World Fund	Not applicable	Not applicable	12,089	*	Not applicable		Not applicable
Global Growth and Income Fund	Not applicable	Not applicable	7,516		Not applicable		Not applicable
International Growth and Income Fund	Not applicable	Not applicable	1,582		Not applicable		Not applicable
Capital Income Builder	Not applicable	$ 159,367	Not applicable		$ 282,002		Not applicable
Asset Allocation Fund	Not applicable	1,363,592	Not applicable		1,029,617		Not applicable
Global Balanced Fund	Not applicable	13,222	24,216		62,509		Not applicable
Bond Fund	Not applicable	3,441,054	687,325		1,223,097		Not applicable
Global Bond Fund	Not applicable	405,232	751,208		1,050,454		Not applicable
High-Income Bond Fund	Not applicable	Not applicable	Not applicable		34,644	*	$69,305
Mortgage Fund	Not applicable	152,083	Not applicable		422,087		Not applicable
U.S. Government/AAA-Rated Securities Fund	Not applicable	2,866,388	Not applicable		13,229,823		Not applicable
Managed Risk Growth Fund	Not applicable	53,799	Not applicable		Not applicable		Not applicable
Managed Risk International Fund	Not applicable	186,094	Not applicable		Not applicable		Not applicable
Managed Risk Blue Chip Income and Growth Fund	Not applicable	45,963	Not applicable		Not applicable		Not applicable
Managed Risk Growth-Income Fund	$216,765	201,777	Not applicable		Not applicable		Not applicable
Managed Risk Asset Allocation Fund	Not applicable	338,197	Not applicable		Not applicable		Not applicable

*	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

152	American Funds Insurance Series

The following tables identify the location and fair value amounts on the funds’ statements of assets and liabilities and the effect on the funds’ statements of operations resulting from the funds’ use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the six months ended June 30, 2019 (dollars in thousands):

International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$124	Unrealized depreciation on open forward currency contracts	$340

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(999)	Net unrealized appreciation on forward currency contracts	$309

New World Fund

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$303	Net unrealized depreciation on forward currency contracts	$(303)

Global Growth and Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$94

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$493	Net unrealized depreciation on forward currency contracts	$(445)

See end of tables for footnotes.

American Funds Insurance Series	153

International Growth and Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$5	Unrealized depreciation on open forward currency contracts	$—

		Net realized gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$24	Net unrealized appreciation on forward currency contracts	$5

Capital Income Builder

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$1,059	Unrealized depreciation[1]	$1,125
Swap	Interest	Unrealized appreciation[1]	1,793	Unrealized depreciation[1]	444
			$2,852		$1,569

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(194)	Net unrealized depreciation on futures contracts	$(495)
Swap	Interest	Net realized gain on swap contracts	230	Net unrealized appreciation on swap contracts	1,349
			$36		$854

Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$18,387	Unrealized depreciation[1]	$7,975
Swap	Interest	Unrealized appreciation[1]	—	Unrealized depreciation[1]	9,381
			$18,387		$17,356

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$12,523	Net unrealized appreciation on futures contracts	$5,251
Swap	Interest	Net realized loss on swap contracts	(12,336)	Net unrealized depreciation on swap contracts	(5,824)
			$187		$(573)

154	American Funds Insurance Series

Global Balanced Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$89	Unrealized depreciation[1]	$—
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	102	Unrealized depreciation on open forward currency contracts	100
Swap	Interest	Unrealized appreciation[1]	51	Unrealized depreciation[1]	—
			$242		$100

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$509	Net unrealized depreciation on futures contracts	$(91)
Forward currency	Currency	Net realized loss on forward currency contracts	(206)	Net unrealized depreciation on forward currency contracts	(80)
Swap	Interest	Net realized loss on swap contracts	(20)	Net unrealized appreciation on swap contracts	46
			$283		$(125)

Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$50,129	Unrealized depreciation[1]	$12,139
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	4,506	Unrealized depreciation on open forward currency contracts	7,567
Swap	Interest	Unrealized appreciation[1]	1,366	Unrealized depreciation[1]	13,184
			$56,001		$32,890

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$31,573	Net unrealized appreciation on futures contracts	$18,382
Forward currency	Currency	Net realized loss on forward currency contracts	(10,249)	Net unrealized appreciation on forward currency contracts	6,210
Swap	Interest	Net realized loss on swap contracts	(14,206)	Net unrealized depreciation on swap contracts	(12,045)
Swap	Credit	Net realized loss on swap contracts	(342)	Net unrealized appreciation on swap contracts	—
			$6,776		$12,547

See end of tables for footnotes.

American Funds Insurance Series	155

Global Bond Fund
		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$2,738	Unrealized depreciation[1]	$1,424
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	2,437	Unrealized depreciation on open forward currency contracts	2,882
Swap	Interest	Unrealized appreciation[1]	1,351	Unrealized depreciation[1]	—
			$6,526		$4,306

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$12,050	Net unrealized depreciation on futures contracts	$(2,957)
Forward currency	Currency	Net realized gain on forward currency contracts	2,707	Net unrealized depreciation on forward currency contracts	(7,363)
Swap	Interest	Net realized loss on swap contracts	(202)	Net unrealized appreciation on swap contracts	1,300
			$14,555		$(9,020)

High-Income Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Swap	Credit	Unrealized appreciation[1]	$—	Unrealized depreciation[1]	$284

		Net realized loss		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Swap	Interest	Net realized loss on swap contracts	$(268)	Net unrealized appreciation on swap contracts	$224
Swap	Credit	Net realized loss on swap contracts	(127)	Net unrealized depreciation on swap contracts	(1,828)
			$(395)		$(1,604)

Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$2,209	Unrealized depreciation[1]	$5
Swap	Interest	Unrealized appreciation[1]	2,613	Unrealized depreciation[1]	4,884
			$4,822		$4,889

156	American Funds Insurance Series

		Net realized gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$3,551	Net unrealized appreciation on futures contracts	$305
Swap	Interest	Net realized gain on swap contracts	1,067	Net unrealized depreciation on swap contracts	(3,465)
			$4,618		$(3,160)

U.S. Government/AAA-Rated Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$25,747	Unrealized depreciation[1]	$1,612
Swap	Interest	Unrealized appreciation[1]	36,665	Unrealized depreciation[1]	62,787
			$62,412		$64,399

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$55,917	Net unrealized depreciation on futures contracts	$(3,315)
Swap	Interest	Net realized gain on swap contracts	6,764	Net unrealized depreciation on swap contracts	(45,476)
			$62,681		$(48,791)

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$171	Unrealized depreciation[1]	$—

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(53)	Net unrealized appreciation on futures contracts	$45
Futures	Equity	Net realized loss on futures contracts	(5,316)	Net unrealized depreciation on futures contracts	(4,022)
Futures	Interest	Net realized gain on futures contracts	2,166	Net unrealized depreciation on futures contracts	(1,743)
			$(3,203)		$(5,720)

See end of tables for footnotes.

American Funds Insurance Series	157

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$77	Unrealized depreciation[1]	$—

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(297)	Net unrealized appreciation on futures contracts	$278
Futures	Equity	Net realized loss on futures contracts	(1,420)	Net unrealized depreciation on futures contracts	(882)
Futures	Interest	Net realized gain on futures contracts	621	Net unrealized depreciation on futures contracts	(538)
			$(1,096)		$(1,142)

Managed Risk Blue Chip Income and Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$124	Unrealized depreciation[1]	$—

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(27)	Net unrealized appreciation on futures contracts	$30
Futures	Equity	Net realized loss on futures contracts	(5,702)	Net unrealized depreciation on futures contracts	(3,946)
Futures	Interest	Net realized gain on futures contracts	2,075	Net unrealized depreciation on futures contracts	(1,741)
			$(3,654)		$(5,657)

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[2]	$4,101	Investment securities from unaffiliated issuers[2]	$—
Futures	Equity	Unrealized appreciation[1]	836	Unrealized depreciation[1]	—
Futures	Interest	Unrealized appreciation[1]	1,476	Unrealized depreciation[1]	—
			$6,413		$—

158	American Funds Insurance Series

		Net realized (loss) gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on options purchased contracts[3]	$(7,604)	Net unrealized depreciation on options purchased contracts[4]	$(11,249)
Futures	Currency	Net realized loss on futures contracts	(716)	Net unrealized appreciation on futures contracts	497
Futures	Equity	Net realized loss on futures contracts	(20,075)	Net unrealized depreciation on futures contracts	(3,049)
Futures	Interest	Net realized gain on futures contracts	6,741	Net unrealized depreciation on futures contracts	(5,443)
			$(21,654)		$(19,244)

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[1]	$1,321	Unrealized depreciation[1]	$—

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(232)	Net unrealized appreciation on futures contracts	$182
Futures	Equity	Net realized loss on futures contracts	(22,682)	Net unrealized depreciation on futures contracts	(17,157)
Futures	Interest	Net realized gain on futures contracts	8,058	Net unrealized depreciation on futures contracts	(7,027)
			$(14,856)		$(24,002)

[1]	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and/or credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.
[2]	Includes options purchased as reported in the fund’s investment portfolio.
[3]	Options purchased are included in net realized gain (loss) on unaffiliated investments.
[4]	Options purchased are included in net unrealized appreciation (depreciation) on unaffiliated investments.

Collateral — Some funds participate in a collateral program that calls for the funds to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The purpose of the collateral is to cover potential losses that could occur in the event that the borrower cannot meet its contractual obligation. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For futures contracts, interest rate swaps and credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event

American Funds Insurance Series	159

of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The following tables present each fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of June 30, 2019, if close-out netting was exercised (dollars in thousands):

International Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Citibank	$72	$(6)	$—	$(66)	$—
Morgan Stanley	52	—	—	—	52
Total	$124	$(6)	$—	$(66)	$52
Liabilities:
Citibank	$6	$(6)	$—	$—	$—
JPMorgan Chase	334	—	—	(334)	—
Total	$340	$(6)	$—	$(334)	$—

Global Growth and Income Fund

Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Liabilities:
JPMorgan Chase	$94	$—	$—	$—	$94

International Growth and Income Fund

Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Morgan Stanley	$5	$—	$—	$—	$5

160	American Funds Insurance Series

Global Balanced Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of America, N.A.	$9	$(3)	$—	$—	$6
Citibank	16	(8)	—	—	8
Goldman Sachs	14	(8)	—	—	6
HSBC Bank	29	(29)	—	—	—
JPMorgan Chase	22	(10)	—	—	12
Morgan Stanley	10	(10)	—	—	—
Standard Chartered Bank	2	(2)	—	—	—
Total	$102	$(70)	$—	$—	$32
Liabilities:
Bank of America, N.A.	$3	$(3)	$—	$—	$—
Bank of New York Mellon	1	—	—	—	1
Citibank	8	(8)	—	—	—
Goldman Sachs	8	(8)	—	—	—
HSBC Bank	35	(29)	—	—	6
JPMorgan Chase	10	(10)	—	—	—
Morgan Stanley	11	(10)	—	—	1
Standard Chartered Bank	24	(2)	—	—	22
Total	$100	$(70)	$—	$—	$30

Bond Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of America, N.A.	$2,014	$(1,029)	$(985)	$—	$—
Citibank	2,492	(2,492)	—	—	—
Total	$4,506	$(3,521)	$(985)	$—	$—
Liabilities:
Bank of America, N.A.	$1,029	$(1,029)	$—	$—	$—
Citibank	4,066	(2,492)	(1,574)	—	—
Goldman Sachs	1,821	—	(1,821)	—	—
HSBC Bank	43	—	—	—	43
JPMorgan Chase	298	—	(298)	—	—
Morgan Stanley	310	—	(310)	—	—
Total	$7,567	$(3,521)	$(4,003)	$—	$43

See end of tables for footnote.

American Funds Insurance Series	161

Global Bond Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of America, N.A.	$209	$(149)	$(60)	$—	$—
Citibank	258	(258)	—	—	—
Goldman Sachs	433	(313)	—	—	120
HSBC Bank	322	(322)	—	—	—
JPMorgan Chase	660	(182)	—	(290)	188
Morgan Stanley	239	(239)	—	—	—
Standard Chartered Bank	212	(212)	—	—	—
UBS AG	104	—	—	—	104
Total	$2,437	$(1,675)	$(60)	$(290)	$412
Liabilities:
Bank of America, N.A.	$149	$(149)	$—	$—	$—
Bank of New York Mellon	6	—	—	—	6
Citibank	673	(258)	(303)	—	112
Goldman Sachs	313	(313)	—	—	—
HSBC Bank	683	(322)	(282)	—	79
JPMorgan Chase	182	(182)	—	—	—
Morgan Stanley	393	(239)	(149)	—	5
Standard Chartered Bank	483	(212)	(269)	—	2
Total	$2,882	$(1,675)	$(1,003)	$—	$204

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2019, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the funds record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

162	American Funds Insurance Series

Additional tax basis disclosures for each fund are as follows (dollars in thousands):

		Global				Blue Chip
	Global	Small			New	Income and
	Growth	Capitalization	Growth	International	World	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
As of December 31, 2018:
Undistributed ordinary income	$8,660	$49,672	$198,816	$15,101	$6,466	$36,690
Undistributed long-term capital gains	343,497	226,394	2,617,605	244,466	127,685	688,634
As of June 30, 2019:
Gross unrealized appreciation on investments	2,498,042	1,100,893	10,252,267	2,414,395	795,153	1,868,094
Gross unrealized depreciation on investments	(179,515)	(202,349)	(367,944)	(578,588)	(95,536)	(365,708)
Net unrealized appreciation (depreciation) on investments	2,318,527	898,544	9,884,323	1,835,807	699,617	1,502,386
Cost of investments	3,973,544	3,590,353	16,519,783	8,013,031	2,750,008	7,401,972

	Global		International
	Growth	Growth-	Growth	Capital	Asset	Global
	and Income	Income	and Income	Income	Allocation	Balanced
	Fund	Fund	Fund	Builder	Fund	Fund
As of December 31, 2018:
Undistributed ordinary income	$6,636	$252,809	$21,126	$1,595	$110,523	$541
Undistributed long-term capital gains	100,790	3,204,751	—	—	1,278,077	353
Capital loss carryforward*	—	—	—	(13,776)	—	—
As of June 30, 2019:
Gross unrealized appreciation on investments	535,307	9,638,352	253,242	76,501	5,761,019	64,481
Gross unrealized depreciation on investments	(38,478)	(1,067,251)	(99,719)	(38,015)	(627,910)	(9,001)
Net unrealized appreciation (depreciation) on investments	496,829	8,571,101	153,523	38,486	5,133,109	55,480
Cost of investments	1,537,434	25,256,172	1,277,341	796,999	20,875,684	359,719

						U.S.
			High-			Government/
		Global	Income		Ultra-Short	AAA-Rated
	Bond	Bond	Bond	Mortgage	Bond	Securities
	Fund	Fund	Fund	Fund	Fund	Fund
As of December 31, 2018:
Undistributed ordinary income	$56,980	$15,875	$15,462	$1,266	$999	$11,344
Capital loss carryforward*	(159,206)	(3,784)	(160,099)	(6,175)	—	(52,033)
As of June 30, 2019:
Gross unrealized appreciation on investments	380,851	82,288	19,449	7,835	9	87,477
Gross unrealized depreciation on investments	(81,535)	(30,531)	(56,117)	(5,220)	(47)	(66,037)
Net unrealized appreciation (depreciation) on investments	299,316	51,757	(36,668)	2,615	(38)	21,440
Cost of investments	11,026,984	2,096,117	1,321,265	291,846	285,230	2,948,193

See end of tables for footnote.

American Funds Insurance Series	163

			Managed	Managed	Managed
	Managed	Managed	Risk Blue	Risk	Risk
	Risk	Risk	Chip Income	Growth-	Asset
	Growth	International	and Growth	Income	Allocation
	Fund	Fund	Fund	Fund	Fund
As of December 31, 2018:
Undistributed ordinary income	$2,543	$2,983	$5,577	$6,359	$62,616
Undistributed long-term capital gains	26,579	4,809	17,833	16,511	115,113
As of June 30, 2019:
Gross unrealized appreciation on investments	1,969	1,425	1,398	58,266	80,042
Gross unrealized depreciation on investments	—	—	(20,122)	(10,238)	—
Net unrealized appreciation (depreciation) on investments	1,969	1,425	(18,724)	48,028	80,042
Cost of investments	395,653	162,251	372,751	2,095,335	2,630,305

*	Capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$3,637	$121,251	$124,888	$28,611	$134,884	$163,495
Class 1A	9	367	376	47	273	320
Class 2	4,707	204,481	209,188	41,238	251,323	292,561
Class 4	311	17,408	17,719	2,414	16,024	18,438
Total	$8,664	$343,507	$352,171	$72,310	$402,504	$474,814

Global Small Capitalization Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$21,934	$97,912	$119,846	$21,329	$55,968	$77,297
Class 1A	5	23	28	4	12	16
Class 2	25,817	119,280	145,097	26,294	86,037	112,331
Class 4	1,932	9,184	11,116	1,456	5,035	6,491
Total	$49,688	$226,399	$276,087	$49,083	$147,052	$196,135

Growth Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$75,877	$964,757	$1,040,634	$88,940	$792,865	$881,805
Class 1A	97	1,290	1,387	76	634	710
Class 2	111,958	1,500,212	1,612,170	117,331	1,515,757	1,633,088
Class 3	1,549	20,442	21,991	1,723	20,248	21,971
Class 4	9,369	130,929	140,298	6,414	104,527	110,941
Total	$198,850	$2,617,630	$2,816,480	$214,484	$2,434,031	$2,648,515

164	American Funds Insurance Series

International Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$9,081	$130,060	$139,141	$174,418	$165,915	$340,333
Class 1A	8	141	149	156	140	296
Class 2	5,643	104,778	110,421	136,977	146,986	283,963
Class 3	37	637	674	887	970	1,857
Class 4	368	8,870	9,238	9,465	10,556	20,021
Total	$15,137	$244,486	$259,623	$321,903	$324,567	$646,470

New World Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$4,047	$71,500	$75,547	$21,450	$54,023	$75,473
Class 1A	7	132	139	24	50	74
Class 2	1,617	34,958	36,575	8,194	26,593	34,787
Class 4	806	21,103	21,909	3,419	12,659	16,078
Total	$6,477	$127,693	$134,170	$33,087	$93,325	$126,412

Blue Chip Income and Growth Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid

Class 1	$22,828	$410,713	$433,541	$232,769	$299,947	$532,716
Class 1A	23	435	458	120	135	255
Class 2	12,001	238,793	250,794	134,358	186,318	320,676
Class 4	1,844	38,700	40,544	13,348	16,620	29,968
Total	$36,696	$688,641	$725,337	$380,595	$503,020	$883,615

Global Growth and Income Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$2,017	$27,971	$29,988	$16,289	$31,541	$47,830
Class 1A	5	66	71	28	53	81
Class 2	4,278	66,794	71,072	40,436	90,173	130,609
Class 4	350	5,970	6,320	2,682	5,789	8,471
Total	$6,650	$100,801	$107,451	$59,435	$127,556	$186,991

American Funds Insurance Series	165

Growth-Income Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$147,504	$1,825,184	$1,972,688	$341,172	$1,049,641	$1,390,813
Class 1A	64	825	889	124	344	468
Class 2	96,542	1,260,360	1,356,902	241,470	886,942	1,128,412
Class 3	1,127	14,500	15,627	2,907	10,337	13,244
Class 4	7,620	103,934	111,554	15,471	58,501	73,972
Total	$252,857	$3,204,803	$3,457,660	$601,144	$2,005,765	$2,606,909

International Growth and Income Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$16,279	$—	$16,279	$28,476	$—	$28,476
Class 1A	33	—	33	44	—	44
Class 2	3,580	—	3,580	5,865	—	5,865
Class 4	1,239	—	1,239	1,597	—	1,597
Total	$21,131	$—	$21,131	$35,982	$—	$35,982

Capital Income Builder

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid

Class 1	$6,127	$—	$6,127	$9,421	$617	$10,038
Class 1A	49	—	49	66	3	69
Class 2	64	—	64	90	6	96
Class 4	5,320	—	5,320	9,550	762	10,312
Total	$11,560	$—	$11,560	$19,127	$1,388	$20,515

Asset Allocation Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$73,953	$816,841	$890,794	$386,982	$666,856	$1,053,838
Class 1A	35	416	451	147	263	410
Class 2	20,897	253,101	273,998	103,332	210,133	313,465
Class 3	134	1,581	1,715	686	1,413	2,099
Class 4	15,585	206,152	221,737	69,096	148,867	217,963
Total	$110,604	$1,278,091	$1,388,695	$560,243	$1,027,532	$1,587,775

166	American Funds Insurance Series

Global Balanced Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$163	$109	$272	$1,808	$1,346	$3,154
Class 1A	3	2	5	30	25	55
Class 2	257	173	430	2,555	2,290	4,845
Class 4	105	71	176	804	842	1,646
Total	$528	$355	$883	$5,197	$4,503	$9,700

Bond Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$35,807	$—	$35,807	$156,337	$8,915	$165,252
Class 1A	25	—	25	76	4	80
Class 2	19,047	—	19,047	88,266	5,217	93,483
Class 4	2,133	—	2,133	8,153	453	8,606
Total	$57,012	$—	$57,012	$252,832	$14,589	$267,421

Global Bond Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$8,015	$—	$8,015	$25,210	$3,256	$28,466
Class 1A	3	—	3	9	1	10
Class 2	7,548	—	7,548	23,308	3,412	26,720
Class 4	317	—	317	816	118	934

Total	$15,883	$—	$15,883	$49,343	$6,787	$56,130

High-Income Bond Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$6,459	$—	$6,459	$34,114	$—	$34,114
Class 1A	9	—	9	40	—	40
Class 2	8,299	—	8,299	43,382	—	43,382
Class 3	118	—	118	664	—	664
Class 4	588	—	588	1,733	—	1,733
Total	$15,473	$—	$15,473	$79,933	$—	$79,933

Mortgage Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$944	$—	$944	$4,938	$—	$4,938
Class 1A	3	—	3	15	—	15
Class 2	239	—	239	1,128	—	1,128
Class 4	81	—	81	424	—	424
Total	$1,267	$—	$1,267	$6,505	$—	$6,505

American Funds Insurance Series	167

Ultra-Short Bond Fund

	Six months ended June 30, 2019					Year ended December 31, 2018
				Total				Total
	Ordinary		Long-term	distributions		Ordinary	Long-term	distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class 1	$120		$—	$120		$561	$—	$561
Class 1A	—	*	—	—	*	—	—	—
Class 2	794		—	794		2,762	—	2,762
Class 3	12		—	12		41	—	41
Class 4	74		—	74		153	—	153
Total	$1,000		$—	$1,000		$3,517	$—	$3,517

U.S. Government/AAA-Rated Securities Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class 1	$5,960	$—	$5,960	$29,881	$—	$29,881
Class 1A	8	—	8	29	—	29
Class 2	4,960	—	4,960	24,431	—	24,431
Class 3	33	—	33	165	—	165
Class 4	387	—	387	1,313	—	1,313
Total	$11,348	$—	$11,348	$55,819	$—	$55,819

Managed Risk Growth Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$34	$256	$290	$14	$135	$149
Class P2	2,512	26,325	28,837	1,397	20,395	21,792
Total	$2,546	$26,581	$29,127	$1,411	$20,530	$21,941

Managed Risk International Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$11	$16	$27	$8	$1	$9
Class P2	2,974	4,795	7,769	2,681	738	3,419
Total	$2,985	$4,811	$7,796	$2,689	$739	$3,428

Managed Risk Blue Chip Income and Growth Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
			Total			Total
	Ordinary	Long-term	distributions	Ordinary	Long-term	distributions
Share class	income	capital gains	paid	income	capital gains	paid
Class P1	$13	$40	$53	$15	$7	$22
Class P2	5,566	17,796	23,362	11,391	12,112	23,503
Total	$5,579	$17,836	$23,415	$11,406	$12,119	$23,525

168	American Funds Insurance Series

Managed Risk Growth-Income Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$5,750	$14,505	$20,255	$42	$122	$164
Class P2	628	2,019	2,647	2,374	9,814	12,188
Total	$6,378	$16,524	$22,902	$2,416	$9,936	$12,352

Managed Risk Asset Allocation Fund

	Six months ended June 30, 2019			Year ended December 31, 2018
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$—	$65	$65	$31,787	$66,960	$98,747
Class P2	62,628	115,051	177,679	36,816	107,405	144,221
Total	$62,628	$115,116	$177,744	$68,603	$174,365	$242,968

*	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — On March 4, 2019, the series board of trustees approved amended agreements effective May 1, 2019, decreasing the annual rate to 0.500% on daily net assets in excess of $1.5 billion for International Growth and Income Fund, and decreasing the annual rate to 0.410% on daily net assets in excess of $1 billion for Capital Income Builder. CRMC voluntarily reduced the investment advisory services fees to the approved rates in advance of the effective date. CRMC is also waiving a portion of its investment advisory services fees for each of the managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the six months ended June 30, 2019, total investment advisory services fees waived by CRMC were $1,408,000.

American Funds Insurance Series	169

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers (if applicable), are as follows:

	Rates		Net asset level (in billions)		For the six months ended June 30,	For the six months ended June 30,
Fund	Beginning with	Ending with	Up to	In excess of	2019, before waiver	2019, after waiver
Global Growth Fund	.690%	.460%	$.6	$5.0	.518%	.518%
Global Small Capitalization Fund	.800	.635	.6	5.0	.697	.697
Growth Fund	.500	.280	.6	34.0	.323	.323
International Fund	.690	.430	.5	21.0	.492	.492
New World Fund	.850	.580	.5	4.0	.703	.703
Blue Chip Income and Growth Fund	.500	.350	.6	10.5	.390	.390
Global Growth and Income Fund	.690	.480	.6	3.0	.597	.597
Growth-Income Fund	.500	.219	.6	34.0	.257	.257
International Growth and Income Fund	.690	.500	.5	1.5	.608	.608
Capital Income Builder	.500	.410	.6	1.0	.495	.489
Asset Allocation Fund	.500	.240	.6	21.0	.267	.267
Global Balanced Fund	.660	.510	.5	1.0	.660	.660
Bond Fund	.480	.320	.6	13.0	.364	.364
Global Bond Fund	.570	.450	1.0	3.0	.533	.533
High-Income Bond Fund	.500	.420	.6	2.0	.474	.474
Mortgage Fund	.420	.290	.6	3.0	.420	.420
Ultra-Short Bond Fund	.320	.270	1.0	2.0	.320	.320
U.S. Government/AAA-Rated Securities Fund	.420	.290	.6	3.0	.340	.340
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Blue Chip Income and Growth Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

170	American Funds Insurance Series

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of daily net assets attributable to each share class. Prior to July 1, 2019, all share classes of each fund, other than the managed-risk funds, paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets. The series board of trustees authorized the funds, other than the managed risk funds, to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the daily net assets of each share class (which could be increased as noted above) for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with BNY Mellon under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$107
Class 1A	$—	$8	—	*
Class 2	4,518	Not applicable	181
Class 4	363	363	15
Total class-specific expenses	$4,881	$371	$303

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$88
Class 1A	$—	$ —*	—	*
Class 2	2,796	Not applicable	112
Class 4	208	208	8
Total class-specific expenses	$3,004	$208	$208

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$469
Class 1A	$—	$15	1
Class 2	18,471	Not applicable	739
Class 3	183	Not applicable	10
Class 4	1,528	1,528	61
Total class-specific expenses	$20,182	$1,543	$1,280

International Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$255
Class 1A	$—	$7	—	*
Class 2	5,132	Not applicable	206
Class 3	23	Not applicable	1
Class 4	406	406	16
Total class-specific expenses	$5,561	$413	$478

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$93
Class 1A	$—	$4	—	*
Class 2	1,130	Not applicable	45
Class 4	655	654	26
Total class-specific expenses	$1,785	$658	$164

Blue Chip Income and Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$258
Class 1A	$—	$6	—	*
Class 2	3,745	Not applicable	150
Class 4	550	550	22
Total class-specific expenses	$4,295	$556	$430

See end of tables for footnote.

American Funds Insurance Series	171

Global Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$27
Class 1A	$—	$1	—	*
Class 2	1,641	Not applicable	66
Class 4	136	136	5
Total class-specific expenses	$1,777	$137	$98

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$925
Class 1A	$—	$10	—	*
Class 2	16,092	Not applicable	644
Class 3	136	Not applicable	7
Class 4	1,264	1,264	51
Total class-specific expenses	$17,492	$1,274	$1,627

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$54
Class 1A	$—	$2	—	*
Class 2	303	Not applicable	12
Class 4	100	100	4
Total class-specific expenses	$403	$102	$70

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$19
Class 1A	$—	$4	—	*
Class 2	5	Not applicable	—	*
Class 4	479	479	19
Total class-specific expenses	$484	$483	$38

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$783
Class 1A	$—	$10	—	*
Class 2	6,111	Not applicable	244
Class 3	28	Not applicable	2
Class 4	4,835	4,835	193
Total class-specific expenses	$10,974	$4,845	$1,222

Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$6
Class 1A	$—	$3	—	*
Class 2	242	Not applicable	10
Class 4	95	95	4
Total class-specific expenses	$337	$98	$20

Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$303
Class 1A	$—	$5	—	*
Class 2	4,381	Not applicable	175
Class 4	486	486	19
Total class-specific expenses	$4,867	$491	$497

Global Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$52
Class 1A	$—	$ —*	—	*
Class 2	1,273	Not applicable	51
Class 4	53	53	2
Total class-specific expenses	$1,326	$53	$105

172	American Funds Insurance Series

High-Income Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$26
Class 1A	$—	$1	—	*
Class 2	854	Not applicable	34
Class 3	9	Not applicable	—	*
Class 4	69	69	3
Total class-specific expenses	$932	$70	$63

Mortgage Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$11
Class 1A	$—	$1	—	*
Class 2	71	Not applicable	3
Class 4	27	27	1
Total class-specific expenses	$98	$28	$15

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$2
Class 1A	$—	$—	—	*
Class 2	289	Not applicable	11
Class 3	3	Not applicable	—	*
Class 4	25	24	1
Total class-specific expenses	$317	$24	$14

U.S. Government/AAA-Rated Securities Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$72
Class 1A	$—	$2	—	*
Class 2	1,628	Not applicable	65
Class 3	8	Not applicable	—	*
Class 4	121	121	5
Total class-specific expenses	$1,757	$123	$142

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4
Class P2	$461	461
Total class-specific expenses	$461	$465

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$1
Class P2	$196	196
Total class-specific expenses	$196	$197

Managed Risk Blue Chip
Income and Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$1
Class P2	$433	433
Total class-specific expenses	$433	$434

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$2,222
Class P2	$310	310
Total class-specific expenses	$310	$2,532

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$2
Class P2	$3,293	3,293
Total class-specific expenses	$3,293	$3,295

*	Amount less than one thousand.

American Funds Insurance Series	173

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees	Increase in value of deferred amounts		Total trustees’ compensation
Global Growth Fund	$18	$2		$20
Global Small Capitalization Fund	12	1		13
Growth Fund	78	8		86
International Fund	29	3		32
New World Fund	10	1		11
Blue Chip Income and Growth Fund	27	3		30
Global Growth and Income Fund	6	1		7
Growth-Income Fund	97	10		107
International Growth and Income Fund	4	—	*	4
Capital Income Builder	2	—	*	2
Asset Allocation Fund	76	8		84
Global Balanced Fund	1	—	*	1
Bond Fund	30	3		33
Global Bond Fund	6	1		7
High-Income Bond Fund	4	—	*	4
Mortgage Fund	1	—	*	1
Ultra-Short Bond Fund	1	—	*	1
U.S. Government/AAA-Rated Securities Fund	9	1		10
Managed Risk Growth Fund	1	—	*	1
Managed Risk International Fund	1	—	*	1
Managed Risk Blue Chip Income and Growth Fund	1	—	*	1
Managed Risk Growth-Income Fund	3	1		4
Managed Risk Asset Allocation Fund	10	1		11

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investment in CCF — Some of the funds, other than the managed risk funds, hold shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for each fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC. CCF shares are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

174	American Funds Insurance Series

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

The following table presents purchase and sale transactions between each fund and related funds as of June 30, 2019 (dollars in thousands):

Fund	Purchases	Sales	Net realized gain (loss)
Global Growth Fund	$7,883	$67,282	$1,305
Global Small Capitalization Fund	24,617	85,577	20,393
Growth Fund	220,254	795,160	13,734
International Fund	50,926	298,682	4,681
New World Fund	9,165	12,080	579
Blue Chip Income and Growth Fund	76,977	96,198	8,051
Global Growth and Income Fund	3,383	16,225	(439)
Growth-Income Fund	55,754	674,112	(10,747)
International Growth and Income Fund	2,512	1,617	(798)
Capital Income Builder	10,104	256	34
Asset Allocation Fund	329,929	911,206	(35,534)
Global Balanced Fund	1,871	906	(25)
Bond Fund	49,355	76,160	(1,416)
Global Bond Fund	3,388	388	(8)
High-Income Bond Fund	1,725	5,591	(1,880)
Mortgage Fund	—	—	—
Ultra-Short Bond Fund	—	—	—
U.S. Government/AAA-Rated Securities Fund	—	—	—
Managed Risk Growth Fund	—	—	—
Managed Risk International Fund	—	—	—
Managed Risk Blue Chip Income and Growth Fund	—	—	—
Managed Risk Growth-Income Fund	—	—	—
Managed Risk Asset Allocation Fund	—	—	—

8. Committed line of credit

Global Small Capitalization Fund, New World Fund and High-Income Bond Fund participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the six months ended June 30, 2019.

American Funds Insurance Series	175

9. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$108,551	3,748	$124,888	4,320	$(207,637)	(7,097)	$25,802	971
Class 1A	1,280	46	376	13	(294)	(10)	1,362	49
Class 2	20,541	744	209,188	7,314	(273,633)	(9,417)	(43,904)	(1,359)
Class 4	33,356	1,162	17,719	623	(13,773)	(480)	37,302	1,305
Total net increase (decrease)	$163,728	5,700	$352,171	12,270	$(495,337)	(17,004)	$20,562	966

Year ended December 31, 2018
Class 1	$318,393	10,738	$163,496	5,459	$(199,573)	(6,616)	$282,316	9,581
Class 1A	4,760	162	320	11	(1,942)	(64)	3,138	109
Class 2	71,745	2,511	292,561	9,830	(465,838)	(15,407)	(101,532)	(3,066)
Class 4	94,068	3,163	18,437	622	(28,678)	(983)	83,827	2,802
Total net increase (decrease)	$488,966	16,574	$474,814	15,922	$(696,031)	(23,070)	$267,749	9,426

Global Small Capitalization Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$309,318	12,473	$119,443	4,983	$(115,627)	(4,698)	$313,134	12,758
Class 1A	38	2	27	1	(12)	(1)	53	2
Class 2	11,519	499	145,097	6,238	(171,598)	(7,148)	(14,982)	(411)
Class 4	16,844	701	11,115	475	(12,502)	(521)	15,457	655
Total net increase (decrease)	$337,719	13,675	$275,682	11,697	$(299,739)	(12,368)	$313,662	13,004

Year ended December 31, 2018
Class 1	$138,128	5,551	$76,990	2,920	$(160,148)	(6,253)	$54,970	2,218
Class 1A	318	12	16	1	(110)	(5)	224	8
Class 2	47,093	2,015	112,331	4,349	(309,646)	(12,397)	(150,222)	(6,033)
Class 4	56,525	2,282	6,491	249	(17,067)	(693)	45,949	1,838
Total net increase (decrease)	$242,064	9,860	$195,828	7,519	$(486,971)	(19,348)	$(49,079)	(1,969)

176	American Funds Insurance Series

Growth Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$540,098	7,033	$1,038,061	14,580	$(583,337)	(7,514)	$994,822	14,099
Class 1A	3,591	48	1,387	20	(964)	(12)	4,014	56
Class 2	149,693	1,955	1,612,170	22,839	(1,010,347)	(13,114)	751,516	11,680
Class 3	1,763	22	21,990	307	(10,838)	(140)	12,915	189
Class 4	120,007	1,586	140,298	2,016	(64,702)	(855)	195,603	2,747
Total net increase (decrease)	$815,152	10,644	$2,813,906	39,762	$(1,670,188)	(21,635)	$1,958,870	28,771

Year ended December 31, 2018
Class 1	$1,574,676	19,928	$879,237	11,221	$(1,126,624)	(14,082)	$1,327,289	17,067
Class 1A	8,204	103	710	9	(563)	(7)	8,351	105
Class 2	292,909	3,756	1,633,088	20,970	(2,436,432)	(30,703)	(510,435)	(5,977)
Class 3	1,809	22	21,971	279	(27,844)	(348)	(4,064)	(47)
Class 4	274,892	3,534	110,941	1,441	(135,865)	(1,758)	249,968	3,217
Total net increase (decrease)	$2,152,490	27,343	$2,645,947	33,920	$(3,727,328)	(46,898)	$1,071,109	14,365

International Fund

			Reinvestments of				Net (decrease)
	Sales*		distributions		Repurchases*		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$97,689	5,045	$138,907	7,194	$(366,030)	(18,775)	$(129,434)	(6,536)
Class 1A	555	29	149	8	(507)	(26)	197	11
Class 2	83,933	4,385	110,421	5,745	(324,109)	(16,707)	(129,755)	(6,577)
Class 3	210	11	674	35	(1,745)	(91)	(861)	(45)
Class 4	36,221	1,881	9,238	486	(22,756)	(1,188)	22,703	1,179
Total net increase (decrease)	$218,608	11,351	$259,389	13,468	$(715,147)	(36,787)	$(237,150)	(11,968)

Year ended December 31, 2018
Class 1	$987,191	47,885	$339,738	16,682	$(479,241)	(23,102)	$847,688	41,465
Class 1A	4,302	204	296	14	(269)	(14)	4,329	204
Class 2	481,518	22,952	283,963	13,909	(441,465)	(21,109)	324,016	15,752
Class 3	506	23	1,857	91	(4,389)	(209)	(2,026)	(95)
Class 4	96,985	4,701	20,021	990	(45,627)	(2,234)	71,379	3,457
Total net increase (decrease)	$1,570,502	75,765	$645,875	31,686	$(970,991)	(46,668)	$1,245,386	60,783

See end of tables for footnotes.

American Funds Insurance Series	177

New World Fund

			Reinvestments of				Net (decrease)
	Sales*		distributions		Repurchases*		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$23,580	1,000	$75,373	3,213	$(108,834)	(4,641)	$(9,881)	(428)
Class 1A	888	37	139	6	(69)	(3)	958	40
Class 2	39,295	1,692	36,575	1,575	(90,286)	(3,885)	(14,416)	(618)
Class 4	38,657	1,682	21,910	948	(21,734)	(929)	38,833	1,701
Total net increase (decrease)	$102,420	4,411	$133,997	5,742	$(220,923)	(9,458)	$15,494	695

Year ended December 31, 2018
Class 1	$169,684	6,947	$75,282	3,139	$(240,756)	(10,008)	$4,210	78
Class 1A	2,616	108	73	3	(572)	(24)	2,117	87
Class 2	70,536	2,954	34,787	1,456	(144,167)	(5,934)	(38,844)	(1,524)
Class 4	140,212	5,922	16,079	674	(31,201)	(1,315)	125,090	5,281
Total net increase (decrease)	$383,048	15,931	$126,221	5,272	$(416,696)	(17,281)	$92,573	3,922

Blue Chip Income and Growth Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$183,590	14,362	$430,113	34,686	$(208,426)	(15,743)	$405,277	33,305
Class 1A	3,501	272	458	37	(99)	(7)	3,860	302
Class 2	17,870	1,377	250,794	20,507	(166,322)	(12,576)	102,342	9,308
Class 4	107,033	8,191	40,543	3,331	(18,093)	(1,380)	129,483	10,142
Total net increase (decrease)	$311,994	24,202	$721,908	58,561	$(392,940)	(29,706)	$640,962	53,057

Year ended December 31, 2018
Class 1	$189,059	13,527	$528,528	38,135	$(524,399)	(36,270)	$193,188	15,392
Class 1A	2,957	203	254	19	(106)	(8)	3,105	214
Class 2	34,615	2,528	320,676	23,381	(472,476)	(32,985)	(117,185)	(7,076)
Class 4	190,787	13,641	29,968	2,200	(33,879)	(2,399)	186,876	13,442
Total net increase (decrease)	$417,418	29,899	$879,426	63,735	$(1,030,860)	(71,662)	$265,984	21,972

Global Growth and Income Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$21,374	1,478	$28,719	1,986	$(34,209)	(2,387)	$15,884	1,077
Class 1A	600	41	71	5	(137)	(10)	534	36
Class 2	8,919	637	71,071	4,929	(111,409)	(7,690)	(31,419)	(2,124)
Class 4	16,631	1,171	6,320	445	(8,309)	(584)	14,642	1,032
Total net increase (decrease)	$47,524	3,327	$106,181	7,365	$(154,064)	(10,671)	$(359)	21

Year ended December 31, 2018
Class 1	$105,981	7,092	$45,562	3,107	$(46,619)	(3,060)	$104,924	7,139
Class 1A	951	60	81	6	(40)	(2)	992	64
Class 2	27,421	1,842	130,608	8,898	(208,022)	(13,672)	(49,993)	(2,932)
Class 4	42,459	2,827	8,471	586	(16,633)	(1,102)	34,297	2,311
Total net increase (decrease)	$176,812	11,821	$184,722	12,597	$(271,314)	(17,836)	$90,220	6,582

178	American Funds Insurance Series

Growth-Income Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$633,030	12,851	$1,969,359	42,452	$(641,776)	(12,839)	$1,960,613	42,464
Class 1A	1,711	35	889	19	(447)	(9)	2,153	45
Class 2	86,183	1,759	1,356,902	29,633	(794,998)	(16,125)	648,087	15,267
Class 3	1,507	30	15,628	336	(10,814)	(216)	6,321	150
Class 4	95,084	1,957	111,554	2,465	(50,813)	(1,047)	155,825	3,375
Total net increase (decrease)	$817,515	16,632	$3,454,332	74,905	$(1,498,848)	(30,236)	$2,772,999	61,301

Year ended December 31, 2018
Class 1	$2,594,038	53,950	$1,388,000	27,742	$(1,325,537)	(25,872)	$2,656,501	55,820
Class 1A	5,817	114	467	10	(933)	(18)	5,351	106
Class 2	128,833	2,587	1,128,412	22,770	(1,901,203)	(37,514)	(643,958)	(12,157)
Class 3	1,014	20	13,244	264	(26,871)	(525)	(12,613)	(241)
Class 4	193,427	3,881	73,971	1,507	(97,541)	(1,958)	169,857	3,430
Total net increase (decrease)	$2,923,129	60,552	$2,604,094	52,293	$(3,352,085)	(65,887)	$2,175,138	46,958

International Growth and Income Fund

			Reinvestments of				Net (decrease)
	Sales*		distributions		Repurchases*		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$4,476	265	$16,278	957	$(92,645)	(5,477)	$(71,891)	(4,255)
Class 1A	260	16	33	2	(15)	(1)	278	17
Class 2	3,892	232	3,580	211	(18,788)	(1,123)	(11,316)	(680)
Class 4	10,052	602	1,240	74	(4,343)	(260)	6,949	416
Total net increase (decrease)	$18,680	1,115	$21,131	1,244	$(115,791)	(6,861)	$(75,980)	(4,502)

Year ended December 31, 2018
Class 1	$102,396	5,829	$28,476	1,796	$(62,238)	(3,472)	$68,634	4,153
Class 1A	276	16	44	3	(453)	(27)	(133)	(8)
Class 2	13,046	753	5,865	371	(28,666)	(1,702)	(9,755)	(578)
Class 4	29,607	1,717	1,597	101	(12,831)	(752)	18,373	1,066
Total net increase (decrease)	$145,325	8,315	$35,982	2,271	$(104,188)	(5,953)	$77,119	4,633

See end of tables for footnotes.

American Funds Insurance Series	179

Capital Income Builder

			Reinvestments of
	Sales*		distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$74,292	7,467	$6,127	611	$(4,297)	(435)	$76,122	7,643
Class 1A	1,823	181	49	5	(92)	(10)	1,780	176
Class 2	780	79	64	6	(295)	(29)	549	56
Class 4	34,077	3,425	5,320	532	(12,089)	(1,218)	27,308	2,739
Total net increase (decrease)	$110,972	11,152	$11,560	1,154	$(16,773)	(1,692)	$105,759	10,614

Year ended December 31, 2018
Class 1	$96,466	9,624	$10,037	1,010	$(12,240)	(1,241)	$94,263	9,393
Class 1A	2,709	270	70	7	(761)	(77)	2,018	200
Class 2	2,658	264	96	10	(180)	(18)	2,574	256
Class 4	66,457	6,627	10,312	1,037	(25,636)	(2,556)	51,133	5,108
Total net increase (decrease)	$168,290	16,785	$20,515	2,064	$(38,817)	(3,892)	$149,988	14,957

Asset Allocation Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$557,920	24,399	$890,794	40,090	$(586,283)	(25,759)	$862,431	38,730
Class 1A	1,370	61	451	20	(397)	(17)	1,424	64
Class 2	64,314	2,832	273,998	12,472	(291,521)	(12,855)	46,791	2,449
Class 3	401	18	1,715	77	(2,103)	(92)	13	3
Class 4	164,555	7,306	221,738	10,143	(114,065)	(5,098)	272,228	12,351
Total net increase (decrease)	$788,560	34,616	$1,388,696	62,802	$(994,369)	(43,821)	$1,182,887	53,597

Year ended December 31, 2018
Class 1	$1,402,434	60,588	$1,053,838	46,034	$(2,607,246)	(117,896)	$(150,974)	(11,274)
Class 1A	3,797	162	411	18	(678)	(30)	3,530	150
Class 2	89,621	3,865	313,464	13,808	(682,422)	(29,567)	(279,337)	(11,894)
Class 3	897	38	2,098	91	(7,614)	(325)	(4,619)	(196)
Class 4	380,567	16,509	217,964	9,642	(180,958)	(7,998)	417,573	18,153
Total net increase (decrease)	$1,877,316	81,162	$1,587,775	69,593	$(3,478,918)	(155,816)	$(13,827)	(5,061)

Global Balanced Fund

			Reinvestments of					Net increase
	Sales*		distributions			Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$4,751	381	$273	21		$(424)	(34)	$4,600	368
Class 1A	95	8	5	—	†	(130)	(10)	(30)	(2)
Class 2	3,628	288	429	33		(10,731)	(856)	(6,674)	(535)
Class 4	7,758	622	176	14		(2,995)	(242)	4,939	394
Total net increase (decrease)	$16,232	1,299	$883	68		$(14,280)	(1,142)	$2,835	225

Year ended December 31, 2018
Class 1	$24,581	1,901	$3,154	265		$(847)	(66)	$26,888	2,100
Class 1A	2,209	171	56	5		(292)	(24)	1,973	152
Class 2	11,812	914	4,844	408		(24,153)	(1,905)	(7,497)	(583)
Class 4	35,652	2,821	1,646	140		(12,396)	(987)	24,902	1,974
Total net increase (decrease)	$74,254	5,807	$9,700	818		$(37,688)	(2,982)	$46,266	3,643

180	American Funds Insurance Series

Bond Fund

			Reinvestments of				Net increase
	Sales*		distributions		Repurchases*		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$368,375	34,232	$35,509	3,231	$(334,983)	(31,328)	$68,901	6,135
Class 1A	1,605	149	25	2	(256)	(24)	1,374	127
Class 2	71,151	6,668	19,047	1,757	(220,769)	(20,823)	(130,571)	(12,398)
Class 4	67,878	6,379	2,132	197	(23,917)	(2,268)	46,093	4,308
Total net increase (decrease)	$509,009	47,428	$56,713	5,187	$(579,925)	(54,443)	$(14,203)	(1,828)

Year ended December 31, 2018
Class 1	$856,250	80,879	$164,110	15,776	$(1,296,873)	(122,086)	$(276,513)	(25,431)
Class 1A	2,864	271	80	8	(674)	(64)	2,270	215
Class 2	107,831	10,281	93,483	9,101	(518,189)	(49,721)	(316,875)	(30,339)
Class 4	118,851	11,386	8,606	839	(47,758)	(4,587)	79,699	7,638
Total net increase (decrease)	$1,085,796	102,817	$266,279	25,724	$(1,863,494)	(176,458)	$(511,419)	(47,917)

Global Bond Fund

			Reinvestments of					Net (decrease)
	Sales*		distributions			Repurchases*		increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$52,180	4,488	$7,966	669		$(68,705)	(5,885)	$(8,559)	(728)
Class 1A	16	1	3	—	†	(15)	(1)	4	— †
Class 2	17,793	1,534	7,548	638		(67,774)	(5,855)	(42,433)	(3,683)
Class 4	7,066	615	317	27		(3,315)	(288)	4,068	354
Total net increase (decrease)	$77,055	6,638	$15,834	1,334		$(139,809)	(12,029)	$(46,920)	(4,057)

Year ended December 31, 2018
Class 1	$126,990	10,666	$28,466	2,515		$(375,280)	(31,456)	$(219,824)	(18,275)
Class 1A	575	49	10	1		(241)	(21)	344	29
Class 2	41,190	3,507	26,720	2,377		(156,625)	(13,571)	(88,715)	(7,687)
Class 4	28,055	2,394	934	84		(17,922)	(1,548)	11,067	930
Total net increase (decrease)	$196,810	16,616	$56,130	4,977		$(550,068)	(46,596)	$(297,128)	(25,003)

See end of tables for footnotes.

American Funds Insurance Series	181

High-Income Bond Fund

			Reinvestments of				Net (decrease)
	Sales*		distributions		Repurchases*		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$6,788	672	$6,406	635	$(30,513)	(3,071)	$(17,319)	(1,764)
Class 1A	255	25	9	1	(341)	(34)	(77)	(8)
Class 2	5,462	563	8,300	837	(45,088)	(4,593)	(31,326)	(3,193)
Class 3	353	35	118	12	(618)	(62)	(147)	(15)
Class 4	42,207	4,023	588	55	(19,162)	(1,784)	23,633	2,294
Total net increase (decrease)	$55,065	5,318	$15,421	1,540	$(95,722)	(9,544)	$(25,236)	(2,686)

Year ended December 31, 2018
Class 1	$15,126	1,484	$34,114	3,526	$(136,193)	(13,306)	$(86,953)	(8,296)
Class 1A	621	61	40	5	(365)	(36)	296	30
Class 2	12,354	1,231	43,383	4,563	(111,276)	(11,157)	(55,539)	(5,363)
Class 3	1,837	179	664	68	(4,223)	(418)	(1,722)	(171)
Class 4	51,449	4,747	1,733	168	(53,384)	(4,942)	(202)	(27)
Total net increase (decrease)	$81,387	7,702	$79,934	8,330	$(305,441)	(29,859)	$(144,120)	(13,827)

Mortgage Fund

			Reinvestments of					Net (decrease)
	Sales*		distributions			Repurchases*		increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$21,101	2,032	$944	89		$(29,038)	(2,764)	$(6,993)	(643)
Class 1A	135	13	3	—	†	(309)	(29)	(171)	(16)
Class 2	2,607	250	239	22		(3,339)	(320)	(493)	(48)
Class 4	4,955	480	81	8		(8,135)	(791)	(3,099)	(303)
Total net increase (decrease)	$28,798	2,775	$1,267	119		$(40,821)	(3,904)	$(10,756)	(1,010)

Year ended December 31, 2018
Class 1	$17,819	1,730	$4,658	457		$(74,088)	(7,185)	$(51,611)	(4,998)
Class 1A	732	71	15	2		(111)	(11)	636	62
Class 2	4,682	456	1,128	111		(10,509)	(1,023)	(4,699)	(456)
Class 4	14,315	1,403	424	41		(2,626)	(257)	12,113	1,187
Total net increase (decrease)	$37,548	3,660	$6,225	611		$(87,334)	(8,476)	$(43,561)	(4,205)

182	American Funds Insurance Series

Ultra-Short Bond Fund

			Reinvestments of						Net (decrease)
	Sales*		distributions				Repurchases*		increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$5,032	443	$120		10		$(10,628)	(936)	$(5,476)	(483)
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	33,087	2,987	794		72		(53,293)	(4,814)	(19,412)	(1,755)
Class 3	248	23	12		1		(1,527)	(137)	(1,267)	(113)
Class 4	12,481	1,114	74		7		(9,022)	(806)	3,533	315
Total net increase (decrease)	$50,848	4,567	$1,000		90		$(74,470)	(6,693)	$(22,622)	(2,036)

Year ended December 31, 2018
Class 1	$25,371	2,233	$561		50		$(26,198)	(2,310)	$(266)	(27)
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	103,165	9,332	2,762		250		(107,692)	(9,741)	(1,765)	(159)
Class 3	4,222	378	42		4		(3,944)	(353)	320	29
Class 4	16,908	1,513	153		14		(14,303)	(1,281)	2,758	246
Total net increase (decrease)	$149,666	13,456	$3,518		318		$(152,137)	(13,685)	$1,047	89

U.S. Government/AAA-Rated Securities Fund

			Reinvestments of				Net (decrease)
	Sales*		distributions		Repurchases*		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class 1	$42,379	3,505	$5,917	478	$(96,593)	(7,929)	$(48,297)	(3,946)
Class 1A	953	78	8	1	(295)	(25)	666	54
Class 2	36,832	3,061	4,960	405	(83,835)	(6,992)	(42,043)	(3,526)
Class 3	637	52	33	2	(1,078)	(88)	(408)	(34)
Class 4	35,821	2,964	386	32	(17,635)	(1,470)	18,572	1,526
Total net increase (decrease)	$116,622	9,660	$11,304	918	$(199,436)	(16,504)	$(71,510)	(5,926)

Year ended December 31, 2018
Class 1	$67,360	5,655	$29,446	2,499	$(191,451)	(16,111)	$(94,645)	(7,957)
Class 1A	1,389	118	28	2	(214)	(18)	1,203	102
Class 2	43,398	3,680	24,431	2,094	(200,280)	(17,045)	(132,451)	(11,271)
Class 3	628	53	165	14	(1,997)	(168)	(1,204)	(101)
Class 4	45,391	3,857	1,313	113	(17,387)	(1,474)	29,317	2,496
Total net increase (decrease)	$158,166	13,363	$55,383	4,722	$(411,329)	(34,816)	$(197,780)	(16,731)

Managed Risk Growth Fund

			Reinvestments of
	Sales*		distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class P1	$804	60	$290	23	$(203)	(15)	$891	68
Class P2	25,177	1,945	28,836	2,339	(11,499)	(880)	42,514	3,404
Total net increase (decrease)	$25,981	2,005	$29,126	2,362	$(11,702)	(895)	$43,405	3,472

Year ended December 31, 2018
Class P1	$1,861	140	$150	11	$(596)	(45)	$1,415	106
Class P2	79,190	6,025	21,792	1,658	(21,197)	(1,594)	79,785	6,089
Total net increase (decrease)	$81,051	6,165	$21,942	1,669	$(21,793)	(1,639)	$81,200	6,195

See end of tables for footnotes.

American Funds Insurance Series	183

Managed Risk International Fund

			Reinvestments of
	Sales*		distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class P1	$168	16	$27	3	$(32)	(3)	$163	16
Class P2	4,350	420	7,769	772	(8,646)	(831)	3,473	361
Total net increase (decrease)	$4,518	436	$7,796	775	$(8,678)	(834)	$3,636	377

Year ended December 31, 2018
Class P1	$321	30	$9	1	$(44)	(4)	$286	27
Class P2	33,085	3,040	3,419	323	(13,533)	(1,240)	22,971	2,123
Total net increase (decrease)	$33,406	3,070	$3,428	324	$(13,577)	(1,244)	$23,257	2,150

Managed Risk Blue Chip Income and Growth Fund

			Reinvestments of
	Sales*		distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class P1	$309	25	$53	5	$(158)	(14)	$204	16
Class P2	10,209	886	23,362	2,128	(15,231)	(1,300)	18,340	1,714
Total net increase (decrease)	$10,518	911	$23,415	2,133	$(15,389)	(1,314)	$18,544	1,730

Year ended December 31, 2018
Class P1	$358	29	$22	2	$(43)	(4)	$337	27
Class P2	31,213	2,567	23,504	1,964	(35,759)	(2,843)	18,958	1,688
Total net increase (decrease)	$31,571	2,596	$23,526	1,966	$(35,802)	(2,847)	$19,295	1,715

Managed Risk Growth-Income Fund

			Reinvestments of
	Sales*		distributions		Repurchases*		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class P1	$53,713	4,286	$20,255	1,592	$(22,890)	(1,837)	$51,078	4,041
Class P2	13,055	1,055	2,648	209	(9,633)	(766)	6,070	498
Total net increase (decrease)	$66,768	5,341	$22,903	1,801	$(32,523)	(2,603)	$57,148	4,539

Year ended December 31, 2018
Class P1	$1,696,532	144,131	$164	13	$(30,979)	(2,639)	$1,665,717	141,505
Class P2	45,914	3,658	12,188	977	(16,805)	(1,320)	41,297	3,315
Total net increase (decrease)	$1,742,446	147,789	$12,352	990	$(47,784)	(3,959)	$1,707,014	144,820

184	American Funds Insurance Series

Managed Risk Asset Allocation Fund

			Reinvestments of				Net (decrease)
	Sales*		distributions		Repurchases*		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended June 30, 2019
Class P1	$83	7	$65	5	$(296)	(22)	$(148)	(10)
Class P2	56,368	4,353	177,679	14,375	(134,684)	(10,418)	99,363	8,310
Total net increase (decrease)	$56,451	4,360	$177,744	14,380	$(134,980)	(10,440)	$99,215	8,300

Year ended December 31, 2018
Class P1	$158,125	11,883	$98,747	7,599	$(1,735,518)	(141,232)	$(1,478,646)	(121,750)
Class P2	122,897	9,265	144,221	11,089	(250,843)	(19,040)	16,275	1,314
Total net increase (decrease)	$281,022	21,148	$242,968	18,688	$(1,986,361)	(160,272)	$(1,462,371)	(120,436)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

American Funds Insurance Series	185

10. Investment transactions and other disclosures

The following tables present additional information for each of the funds for the six months ended June 30, 2019 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
Purchases of investment securities*	$1,055,951	$1,850,309	$4,857,350	$2,792,947	$1,307,390	$3,006,205
Sales of investment securities*	1,073,582	1,461,908	3,684,608	1,993,562	923,284	2,520,023
Non-U.S. taxes paid on dividend income	5,123	2,341	5,755	11,331	2,280	357
Non-U.S. taxes paid on interest income	—	—	—	—	4	—
Non-U.S. taxes paid on realized gains	—	—	—	—	50	—
Non-U.S. taxes provided on unrealized gains	2,290	2,754	—	16,416	6,872	—

	Global Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	Global Balanced Fund
Purchases of investment securities*	$544,087	$7,509,583	$373,943	$378,926	$12,042,957	$252,975
Sales of investment securities*	536,095	4,935,543	268,718	248,431	8,999,283	231,206
Non-U.S. taxes paid on dividend income	2,358	7,611	2,754	701	5,187	233
Non-U.S. taxes (refunded) paid on interest income	—	(1)	—	—	—	7
Non-U.S. taxes paid on realized gains	—	—	145	—	—	2
Non-U.S. taxes provided on unrealized gains	1,106	1,301	959	—	289	54
Dividend income from affiliated issuers	—	1,827	—	—	730	—
Interest income from affiliated issuers	—	—	—	—	1,194	—

	Bond Fund	Global Bond Fund	High- Income Bond Fund	Mortgage Fund	Ultra-Short Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Purchases of investment securities*	$20,635,057	$1,897,021	$565,238	$394,192	$—	$2,655,824
Sales of investment securities*	19,572,372	1,923,935	529,305	398,582	—	2,725,376
Non-U.S. taxes (refunded) paid on interest income	(6)	138	—	—	—	—
Non-U.S. taxes (refunded) paid on realized gains	(2)	210	—	—	—	—
Non-U.S. taxes provided on unrealized gains	—	425	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Blue Chip Income and Growth Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$56,036	$7,414	$31,627	$231,601	$159,809
Sales of investment securities*	23,553	7,689	27,130	64,363	146,293
Dividend income from affiliated issuers	1,089	367	1,448	7,423	11,862

*	Excludes short-term securities and U.S. government obligations, if any.

11. Ownership concentration

At June 30, 2019, American Funds Insurance Series - Portfolio Series Managed Risk Growth and Income Portfolio held 34% and 11% of the outstanding shares of Capital Income Builder and Global Growth and Income Fund, respectively. In addition, American Funds Insurance Series - Portfolio Series Managed Risk Global Allocation Portfolio held 23% of the outstanding shares of Global Balanced Fund and Managed Risk Asset Allocation Fund held 10% of the outstanding shares of Asset Allocation Fund.

186	American Funds Insurance Series

Financial highlights

	Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period		Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth Fund

Class 1:
6/30/2019[2,3]	$25.74	$.21		$5.27	$5.48	$(.05)	$(1.68)	$(1.73)	$29.49		21.41%[4]	$2,254		.55%[5]		1.46%[5]
12/31/2018	30.51	.29		(2.65)	(2.36)	(.28)	(2.13)	(2.41)	25.74		(8.81)	1,942		.55		.98
12/31/2017	24.05	.26		7.30	7.56	(.26)	(.84)	(1.10)	30.51		31.80	2,010		.55		.94
12/31/2016	26.39	.25		(.14)	.11	(.29)	(2.16)	(2.45)	24.05		.87	1,630		.56		1.00
12/31/2015	27.48	.25		1.80	2.05	(.35)	(2.79)	(3.14)	26.39		7.24	1,626		.55		.90
12/31/2014	30.11	.31	[6]	.40	.71	(.40)	(2.94)	(3.34)	27.48		2.52	1,558		.55		1.08	[6]
Class 1A:
6/30/2019[2,3]	25.69	.18		5.24	5.42	(.04)	(1.68)	(1.72)	29.39		21.23 [4]	7		.80	[5]	1.25	[5]
12/31/2018	30.46	.23		(2.66)	(2.43)	(.21)	(2.13)	(2.34)	25.69		(9.02)	5		.80		.77
12/31/2017[2,7]	24.50	.11		6.94	7.05	(.25)	(.84)	(1.09)	30.46		29.13 [4]	2		.80	[5]	.39	[5]
Class 2:
6/30/2019[2,3]	25.50	.17		5.22	5.39	(.04)	(1.68)	(1.72)	29.17		21.25 [4]	3,741		.80	[5]	1.20	[5]
12/31/2018	30.24	.22		(2.63)	(2.41)	(.20)	(2.13)	(2.33)	25.50		(9.04)	3,306		.80		.73
12/31/2017	23.85	.19		7.23	7.42	(.19)	(.84)	(1.03)	30.24		31.47	4,012		.80		.69
12/31/2016	26.19	.18		(.14)	.04	(.22)	(2.16)	(2.38)	23.85		.62	3,483		.81		.76
12/31/2015	27.30	.18		1.78	1.96	(.28)	(2.79)	(3.07)	26.19		6.94	3,817		.80		.66
12/31/2014	29.92	.24	[6]	.41	.65	(.33)	(2.94)	(3.27)	27.30		2.31	3,992		.80		.85	[6]
Class 4:
6/30/2019[2,3]	25.39	.14		5.18	5.32	(.03)	(1.68)	(1.71)	29.00		21.07 [4]	322		1.05	[5]	.99	[5]
12/31/2018	30.13	.14		(2.60)	(2.46)	(.15)	(2.13)	(2.28)	25.39		(9.24)	249		1.05		.47
12/31/2017	23.81	.10		7.22	7.32	(.16)	(.84)	(1.00)	30.13		31.11	211		1.05		.37
12/31/2016	26.16	.12		(.14)	(.02)	(.17)	(2.16)	(2.33)	23.81		.37	94		1.06		.50
12/31/2015	27.34	.09		1.81	1.90	(.29)	(2.79)	(3.08)	26.16		6.69	91		1.05		.34
12/31/2014	30.07	.07	[6]	.50	.57	(.36)	(2.94)	(3.30)	27.34		2.01	19		1.05		.26	[6]

Global Small Capitalization Fund

Class 1:
6/30/2019[2,3]	$21.75	$.10		$4.28	$4.38	$(.02)	$(1.58)	$(1.60)	$24.53		20.30%[4]	$1,951		.74%[5]		.80%[5]
12/31/2018	25.38	.11		(2.51)	(2.40)	(.09)	(1.14)	(1.23)	21.75		(10.31)	1,453		.73		.42
12/31/2017	20.24	.12		5.17	5.29	(.15)	—	(.15)	25.38		26.22	1,639		.73		.54
12/31/2016	24.41	.12		.17	.29	(.11)	(4.35)	(4.46)	20.24		2.35	1,532		.74		.57
12/31/2015	26.09	.04		.36	.40	—	(2.08)	(2.08)	24.41		.50	1,706		.73		.15
12/31/2014	25.69	.09		.52	.61	(.09)	(.12)	(.21)	26.09		2.36	1,411		.74		.34
Class 1A:
6/30/2019[2,3]	21.71	.07		4.28	4.35	(.01)	(1.58)	(1.59)	24.47	[8]	20.21 [4]	—	[8]	.98	[5]	.55	[5]
12/31/2018	25.36	.05		(2.52)	(2.47)	(.04)	(1.14)	(1.18)	21.71		(10.56)	—	[8]	.98		.21
12/31/2017[2,7]	20.70	.08		4.71	4.79	(.13)	—	(.13)	25.36		23.19 [4]	—	[8]	.96	[5]	.35	[5]
Class 2:
6/30/2019[2,3]	21.16	.06		4.17	4.23	(.01)	(1.58)	(1.59)	23.80		20.16 [4]	2,302		.99	[5]	.51	[5]
12/31/2018	24.72	.04		(2.44)	(2.40)	(.02)	(1.14)	(1.16)	21.16		(10.55)	2,056		.98		.17
12/31/2017	19.72	.06		5.04	5.10	(.10)	—	(.10)	24.72		25.89	2,551		.98		.27
12/31/2016	23.90	.07		.15	.22	(.05)	(4.35)	(4.40)	19.72		2.10	2,303		.99		.31
12/31/2015	25.64	(.03)		.37	.34	—	(2.08)	(2.08)	23.90		.27	2,492		.98		(.10)
12/31/2014	25.25	.03		.51	.54	(.03)	(.12)	(.15)	25.64		2.12	2,738		.99		.10
Class 4:
6/30/2019[2,3]	21.28	.03		4.20	4.23	— [9]	(1.58)	(1.58)	23.93		20.05 [4]	180		1.24	[5]	.28	[5]
12/31/2018	24.91	(.02)		(2.46)	(2.48)	(.01)	(1.14)	(1.15)	21.28		(10.80)	146		1.24		(.08)
12/31/2017	19.91	—	[9]	5.09	5.09	(.09)	—	(.09)	24.91		25.62	125		1.23		—	[10]
12/31/2016	24.11	.01		.16	.17	(.02)	(4.35)	(4.37)	19.91		1.85	42		1.24		.03
12/31/2015	25.92	(.10)		.37	.27	—	(2.08)	(2.08)	24.11		(.02)	34		1.23		(.37)
12/31/2014	25.57	(.05)		.54	.49	(.02)	(.12)	(.14)	25.92		1.88	12		1.24		(.17)

See end of tables for footnotes.

American Funds Insurance Series	187

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth Fund

Class 1:
6/30/2019[2,3]	$69.96	$.42		$11.13	$11.55	$(.20)	$(8.44)	$(8.64)	$72.87	16.80%[4]	$9,854	.34%[5]		1.09%[5]
12/31/2018	77.85	.64		.25	.89	(.54)	(8.24)	(8.78)	69.96	(.01)	8,474	.34		.81
12/31/2017	67.29	.55		17.89	18.44	(.55)	(7.33)	(7.88)	77.85	28.62	8,100	.35		.75
12/31/2016	68.02	.67		5.40	6.07	(.67)	(6.13)	(6.80)	67.29	9.77	6,931	.35		1.03
12/31/2015	80.15	.64		5.08	5.72	(.61)	(17.24)	(17.85)	68.02	7.12	6,796	.35		.87
12/31/2014	78.54	.88	[6]	5.79	6.67	(1.16)	(3.90)	(5.06)	80.15	8.78	7,118	.35		1.12	[6]
Class 1A:
6/30/2019[2,3]	69.77	.33		11.09	11.42	(.17)	(8.44)	(8.61)	72.58	16.66 [4]	14	.59	[5]	.86	[5]
12/31/2018	77.74	.47		.24	.71	(.44)	(8.24)	(8.68)	69.77	(.26)	10	.59		.60
12/31/2017[2,7]	68.84	.35		16.38	16.73	(.50)	(7.33)	(7.83)	77.74	25.47 [4]	3	.59	[5]	.47	[5]
Class 2:
6/30/2019[2,3]	69.48	.32		11.04	11.36	(.16)	(8.44)	(8.60)	72.24	16.65 [4]	15,090	.59	[5]	.84	[5]
12/31/2018	77.35	.44		.27	.71	(.34)	(8.24)	(8.58)	69.48	(.25)	13,701	.59		.55
12/31/2017	66.92	.37		17.76	18.13	(.37)	(7.33)	(7.70)	77.35	28.28	15,716	.60		.50
12/31/2016	67.69	.51		5.36	5.87	(.51)	(6.13)	(6.64)	66.92	9.49	13,978	.60		.78
12/31/2015	79.84	.46		5.06	5.52	(.43)	(17.24)	(17.67)	67.69	6.86	14,414	.60		.62
12/31/2014	77.94	.68	[6]	5.75	6.43	(.63)	(3.90)	(4.53)	79.84	8.51	15,413	.60		.87	[6]
Class 3:
6/30/2019[2,3]	70.44	.35		11.20	11.55	(.17)	(8.44)	(8.61)	73.38	16.68 [4]	209	.52	[5]	.91	[5]
12/31/2018	78.32	.50		.26	.76	(.40)	(8.24)	(8.64)	70.44	(.18)	187	.52		.62
12/31/2017	67.67	.42		17.98	18.40	(.42)	(7.33)	(7.75)	78.32	28.39	212	.53		.57
12/31/2016	68.37	.56		5.42	5.98	(.55)	(6.13)	(6.68)	67.67	9.56	183	.53		.85
12/31/2015	80.47	.51		5.11	5.62	(.48)	(17.24)	(17.72)	68.37	6.92	194	.53		.69
12/31/2014	78.62	.74	[6]	5.79	6.53	(.78)	(3.90)	(4.68)	80.47	8.58	208	.53		.94	[6]

Class 4:
6/30/2019[2,3]	68.64	.22		10.91	11.13	(.14)	(8.44)	(8.58)	71.19	16.51 [4]	1,312	.84	[5]	.60	[5]
12/31/2018	76.56	.24		.28	.52	(.20)	(8.24)	(8.44)	68.64	(.50)	1,076	.84		.31
12/31/2017	66.41	.18		17.61	17.79	(.31)	(7.33)	(7.64)	76.56	27.99	954	.85		.25
12/31/2016	67.26	.34		5.32	5.66	(.38)	(6.13)	(6.51)	66.41	9.22	458	.85		.53
12/31/2015	79.74	.29		5.02	5.31	(.55)	(17.24)	(17.79)	67.26	6.59	394	.85		.42
12/31/2014	78.32	.37	[6]	5.87	6.24	(.92)	(3.90)	(4.82)	79.74	8.25	24	.85		.47	[6]

188	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

International Fund

Class 1:
6/30/2019[2,3]	$17.66	$.20	$2.43	$2.63	$(.04)	$(.50)	$(.54)	$19.75	14.94%[4]	$5,251	.53%[5]		2.13%[5]
12/31/2018	21.71	.34	(2.97)	(2.63)	(.40)	(1.02)	(1.42)	17.66	(12.94)	4,811	.53		1.62
12/31/2017	16.82	.26	5.16	5.42	(.30)	(.23)	(.53)	21.71	32.46	5,014	.53		1.33
12/31/2016	18.08	.27	.30	.57	(.28)	(1.55)	(1.83)	16.82	3.78	3,652	.54		1.57
12/31/2015	20.35	.29	(1.03)	(.74)	(.35)	(1.18)	(1.53)	18.08	(4.25)	3,427	.54		1.41
12/31/2014	21.22	.30	(.81)	(.51)	(.36)	—	(.36)	20.35	(2.41)	3,282	.54		1.43
Class 1A:
6/30/2019[2,3]	17.62	.18	2.41	2.59	(.03)	(.50)	(.53)	19.68	14.76 [4]	6	.78	[5]	1.90	[5]
12/31/2018	21.67	.27	(2.93)	(2.66)	(.37)	(1.02)	(1.39)	17.62	(13.11)	5	.78		1.32
12/31/2017[2,7]	17.17	.09	4.93	5.02	(.29)	(.23)	(.52)	21.67	29.46 [4]	2	.77	[5]	.43	[5]
Class 2:
6/30/2019[2,3]	17.60	.18	2.41	2.59	(.03)	(.50)	(.53)	19.66	14.78 [4]	4,200	.78	[5]	1.88	[5]
12/31/2018	21.63	.29	(2.95)	(2.66)	(.35)	(1.02)	(1.37)	17.60	(13.13)	3,875	.78		1.40
12/31/2017	16.76	.22	5.13	5.35	(.25)	(.23)	(.48)	21.63	32.14	4,422	.78		1.10
12/31/2016	18.02	.23	.30	.53	(.24)	(1.55)	(1.79)	16.76	3.53	3,710	.79		1.35
12/31/2015	20.29	.24	(1.03)	(.79)	(.30)	(1.18)	(1.48)	18.02	(4.53)	3,978	.79		1.17
12/31/2014	21.15	.25	(.81)	(.56)	(.30)	—	(.30)	20.29	(2.65)	4,374	.79		1.19
Class 3:
6/30/2019[2,3]	17.70	.19	2.43	2.62	(.03)	(.50)	(.53)	19.79	14.87 [4]	25	.71	[5]	1.95	[5]
12/31/2018	21.75	.31	(2.98)	(2.67)	(.36)	(1.02)	(1.38)	17.70	(13.10)	24	.71		1.48
12/31/2017	16.85	.23	5.17	5.40	(.27)	(.23)	(.50)	21.75	32.23	31	.71		1.17
12/31/2016	18.11	.24	.30	.54	(.25)	(1.55)	(1.80)	16.85	3.57	27	.72		1.42
12/31/2015	20.38	.25	(1.03)	(.78)	(.31)	(1.18)	(1.49)	18.11	(4.44)	32	.72		1.24
12/31/2014	21.24	.27	(.82)	(.55)	(.31)	—	(.31)	20.38	(2.56)	38	.72		1.28
Class 4:
6/30/2019[2,3]	17.40	.16	2.38	2.54	(.02)	(.50)	(.52)	19.42	14.68 [4]	352	1.03	[5]	1.65	[5]
12/31/2018	21.42	.23	(2.93)	(2.70)	(.30)	(1.02)	(1.32)	17.40	(13.41)	295	1.03		1.13
12/31/2017	16.64	.11	5.16	5.27	(.26)	(.23)	(.49)	21.42	31.89	289	1.03		.55
12/31/2016	17.93	.18	.29	.47	(.21)	(1.55)	(1.76)	16.64	3.21	66	1.04		1.03
12/31/2015	20.23	.17	(1.00)	(.83)	(.29)	(1.18)	(1.47)	17.93	(4.75)	46	1.04		.88
12/31/2014	21.16	.07	(.68)	(.61)	(.32)	—	(.32)	20.23	(2.88)	18	1.04		.31

See end of tables for footnotes.

American Funds Insurance Series	189

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

New World Fund

Class 1:
6/30/2019[2,3]	$20.98	$.18		$3.83	$4.01	$(.05)	$(.92)	$(.97)	$24.02	19.23%[4]	$1,938	.75%[5]		1.59%[5]
12/31/2018	25.30	.27		(3.65)	(3.38)	(.27)	(.67)	(.94)	20.98	(13.83)	1,702	.77		1.11
12/31/2017	19.72	.26		5.59	5.85	(.27)	—	(.27)	25.30	29.73	2,050	.77		1.14
12/31/2016	18.87	.24		.81	1.05	(.20)	—	(.20)	19.72	5.59	1,743	.78		1.25
12/31/2015	20.72	.19		(.71)	(.52)	(.17)	(1.16)	(1.33)	18.87	(2.96)	1,562	.79		.92
12/31/2014	25.08	.29	[6]	(1.92)	(1.63)	(.29)	(2.44)	(2.73)	20.72	(7.63)	1,433	.78		1.23	[6]
Class 1A:
6/30/2019[2,3]	20.92	.16		3.82	3.98	(.05)	(.92)	(.97)	23.93	19.10 [4]	4	1.00	[5]	1.42	[5]
12/31/2018	25.25	.21		(3.64)	(3.43)	(.23)	(.67)	(.90)	20.92	(14.02)	2	1.02		.91
12/31/2017[2,7]	20.14	.13		5.24	5.37	(.26)	—	(.26)	25.25	26.72 [4]	1	1.00	[5]	.53	[5]
Class 2:
6/30/2019[2,3]	20.79	.15		3.79	3.94	(.04)	(.92)	(.96)	23.77	19.07 [4]	949	1.00	[5]	1.33	[5]
12/31/2018	25.07	.20		(3.61)	(3.41)	(.20)	(.67)	(.87)	20.79	(14.04)	843	1.02		.85
12/31/2017	19.54	.20		5.55	5.75	(.22)	—	(.22)	25.07	29.44	1,055	1.02		.89
12/31/2016	18.71	.19		.79	.98	(.15)	—	(.15)	19.54	5.26	911	1.03		1.00
12/31/2015	20.54	.14		(.69)	(.55)	(.12)	(1.16)	(1.28)	18.71	(3.14)	961	1.04		.68
12/31/2014	24.88	.24	[6]	(1.91)	(1.67)	(.23)	(2.44)	(2.67)	20.54	(7.87)	1,084	1.03		1.01	[6]
Class 4:
6/30/2019[2,3]	20.71	.13		3.78	3.91	(.04)	(.92)	(.96)	23.66	18.96 [4]	570	1.25	[5]	1.11	[5]
12/31/2018	24.99	.14		(3.59)	(3.45)	(.16)	(.67)	(.83)	20.71	(14.25)	464	1.27		.61
12/31/2017	19.51	.14		5.52	5.66	(.18)	—	(.18)	24.99	29.06	427	1.27		.61
12/31/2016	18.69	.14		.80	.94	(.12)	—	(.12)	19.51	5.04	240	1.28		.75
12/31/2015	20.56	.08		(.68)	(.60)	(.11)	(1.16)	(1.27)	18.69	(3.37)	171	1.29		.39
12/31/2014	24.99	.09	[6]	(1.83)	(1.74)	(.25)	(2.44)	(2.69)	20.56	(8.13)	64	1.28		.40	[6]

Blue Chip Income and Growth Fund

Class 1:
6/30/2019[2,3]	$12.38	$.15		$1.21	$1.36	$(.06)	$(1.07)	$(1.13)	$12.61	11.14%[4]	$5,316	.41%[5]		2.34%[5]
12/31/2018	14.96	.31		(1.44)	(1.13)	(.31)	(1.14)	(1.45)	12.38	(8.45)	4,810	.41		2.13
12/31/2017	13.53	.32		1.96	2.28	(.32)	(.53)	(.85)	14.96	17.30	5,581	.41		2.27
12/31/2016	12.62	.31		1.97	2.28	(.29)	(1.08)	(1.37)	13.53	19.06	5,099	.41		2.39
12/31/2015	14.69	.31		(.64)	(.33)	(.29)	(1.45)	(1.74)	12.62	(2.72)	3,638	.41		2.23
12/31/2014	13.12	.46	[6]	1.59	2.05	(.48)	—	(.48)	14.69	15.69	3,542	.42		3.31	[6]
Class 1A:
6/30/2019[2,3]	12.35	.14		1.19	1.33	(.06)	(1.07)	(1.13)	12.55	10.89 [4]	7	.66	[5]	2.12	[5]
12/31/2018	14.94	.26		(1.42)	(1.16)	(.29)	(1.14)	(1.43)	12.35	(8.67)	3	.66		1.84
12/31/2017[2,7]	13.75	.28		1.75	2.03	(.31)	(.53)	(.84)	14.94	15.21 [4]	1	.65	[5]	2.01	[5]
Class 2:
6/30/2019[2,3]	12.24	.14		1.17	1.31	(.05)	(1.07)	(1.12)	12.43	10.89 [4]	3,011	.66	[5]	2.09	[5]
12/31/2018	14.80	.27		(1.42)	(1.15)	(.27)	(1.14)	(1.41)	12.24	(8.66)	2,850	.66		1.88
12/31/2017	13.39	.28		1.94	2.22	(.28)	(.53)	(.81)	14.80	17.04	3,551	.66		2.02
12/31/2016	12.51	.28		1.94	2.22	(.26)	(1.08)	(1.34)	13.39	18.70	3,412	.66		2.16
12/31/2015	14.57	.27		(.62)	(.35)	(.26)	(1.45)	(1.71)	12.51	(2.93)	3,228	.66		1.97
12/31/2014	13.02	.44	[6]	1.55	1.99	(.44)	—	(.44)	14.57	15.36	3,722	.67		3.14	[6]
Class 4:
6/30/2019[2,3]	12.19	.12		1.18	1.30	(.05)	(1.07)	(1.12)	12.37	10.83 [4]	499	.91	[5]	1.85	[5]
12/31/2018	14.77	.23		(1.42)	(1.19)	(.25)	(1.14)	(1.39)	12.19	(8.92)	368	.91		1.62
12/31/2017	13.39	.25		1.93	2.18	(.27)	(.53)	(.80)	14.77	16.70	247	.91		1.76
12/31/2016	12.53	.24		1.96	2.20	(.26)	(1.08)	(1.34)	13.39	18.49	132	.91		1.81
12/31/2015	14.63	.24		(.63)	(.39)	(.26)	(1.45)	(1.71)	12.53	(3.21)	32	.91		1.75
12/31/2014	13.12	.34	[6]	1.63	1.97	(.46)	—	(.46)	14.63	15.13	9	.92		2.33	[6]

190	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Growth and Income Fund

Class 1:
6/30/2019[2,3]	$13.02	$.19		$2.33	$2.52	$(.05)	$(.76)	$(.81)	$14.73	19.47%[4]	$573		.64%[5]		2.68%[5]
12/31/2018	15.81	.29		(1.62)	(1.33)	(.28)	(1.18)	(1.46)	13.02	(9.36)	492		.63		1.94
12/31/2017	13.02	.35		3.06	3.41	(.36)	(.26)	(.62)	15.81	26.40	485		.63		2.43
12/31/2016	12.35	.28		.66	.94	(.27)	—	(.27)	13.02	7.61	571		.63		2.18
12/31/2015	12.78	.36		(.50)	(.14)	(.29)	—	(.29)	12.35	(1.14)	293		.64		2.79
12/31/2014	12.53	.43	[6]	.31	.74	(.49)	—	(.49)	12.78	6.00	200		.63		3.34	[6]
Class 1A:
6/30/2019[2,3]	13.00	.18		2.32	2.50	(.05)	(.76)	(.81)	14.69	19.31 [4]	1		.88	[5]	2.49	[5]
12/31/2018	15.81	.26		(1.63)	(1.37)	(.26)	(1.18)	(1.44)	13.00	(9.62)	1		.88		1.74
12/31/2017[2,7]	13.21	.18		3.03	3.21	(.35)	(.26)	(.61)	15.81	24.54 [4]	—	[8]	.84	[5]	1.20	[5]
Class 2:
6/30/2019[2,3]	12.99	.17		2.34	2.51	(.05)	(.76)	(.81)	14.69	19.39 [4]	1,357		.89	[5]	2.41	[5]
12/31/2018	15.78	.26		(1.63)	(1.37)	(.24)	(1.18)	(1.42)	12.99	(9.63)	1,228		.88		1.70
12/31/2017	13.00	.31		3.05	3.36	(.32)	(.26)	(.58)	15.78	26.06	1,538		.88		2.11
12/31/2016	12.33	.25		.65	.90	(.23)	—	(.23)	13.00	7.34	1,405		.88		1.98
12/31/2015	12.75	.22		(.39)	(.17)	(.25)	—	(.25)	12.33	(1.34)	1,479		.89		1.73
12/31/2014	12.51	.41	[6]	.29	.70	(.46)	—	(.46)	12.75	5.64	1,685		.88		3.22	[6]
Class 4:
6/30/2019[2,3]	12.81	.16		2.29	2.45	(.04)	(.76)	(.80)	14.46	19.24 [4]	122		1.14	[5]	2.20	[5]
12/31/2018	15.60	.21		(1.60)	(1.39)	(.22)	(1.18)	(1.40)	12.81	(9.89)	95		1.13		1.43
12/31/2017	12.89	.22		3.08	3.30	(.33)	(.26)	(.59)	15.60	25.83	79		1.14		1.49
12/31/2016	12.26	.21		.65	.86	(.23)	—	(.23)	12.89	7.04	16		1.13		1.63
12/31/2015	12.71	.17		(.37)	(.20)	(.25)	—	(.25)	12.26	(1.60)	5		1.14		1.32
12/31/2014	12.50	.30	[6]	.37	.67	(.46)	—	(.46)	12.71	5.41	1		1.13		2.30	[6]

See end of tables for footnotes.

American Funds Insurance Series	191

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Growth-Income Fund

Class 1:
6/30/2019[2,3]	$45.39	$.48	$6.75	$7.23	$(.17)	$(5.16)	$(5.33)	$47.29	16.15%[4]	$19,494	.28%[5]		1.93%[5]
12/31/2018	50.22	.84	(1.25)	(.41)	(.84)	(3.58)	(4.42)	45.39	(1.55)	16,783	.28		1.65
12/31/2017	44.41	.81	8.89	9.70	(.78)	(3.11)	(3.89)	50.22	22.68	15,765	.28		1.69
12/31/2016	45.40	.79	4.09	4.88	(.75)	(5.12)	(5.87)	44.41	11.80	12,588	.29		1.79
12/31/2015	52.76	.79	.37	1.16	(.75)	(7.77)	(8.52)	45.40	1.72	10,747	.29		1.59
12/31/2014	50.72	.81	4.57	5.38	(.80)	(2.54)	(3.34)	52.76	10.91	10,812	.29		1.56
Class 1A:
6/30/2019[2,3]	45.28	.41	6.74	7.15	(.16)	(5.16)	(5.32)	47.11	16.00 [4]	9	.53	[5]	1.69	[5]
12/31/2018	50.15	.72	(1.25)	(.53)	(.76)	(3.58)	(4.34)	45.28	(1.78)	7	.53		1.43
12/31/2017[2,7]	45.39	.67	7.96	8.63	(.76)	(3.11)	(3.87)	50.15	19.83 [4]	2	.52	[5]	1.41	[5]
Class 2:
6/30/2019[2,3]	44.90	.41	6.68	7.09	(.15)	(5.16)	(5.31)	46.68	16.02 [4]	13,225	.53	[5]	1.68	[5]
12/31/2018	49.71	.71	(1.23)	(.52)	(.71)	(3.58)	(4.29)	44.90	(1.79)	12,035	.53		1.40
12/31/2017	44.00	.68	8.80	9.48	(.66)	(3.11)	(3.77)	49.71	22.38	13,930	.53		1.45
12/31/2016	45.04	.67	4.05	4.72	(.64)	(5.12)	(5.76)	44.00	11.51	12,854	.54		1.54
12/31/2015	52.41	.66	.37	1.03	(.63)	(7.77)	(8.40)	45.04	1.45	12,895	.54		1.34
12/31/2014	50.40	.67	4.55	5.22	(.67)	(2.54)	(3.21)	52.41	10.63	14,337	.54		1.31
Class 3:
6/30/2019[2,3]	45.47	.43	6.77	7.20	(.16)	(5.16)	(5.32)	47.35	16.05 [4]	153	.46	[5]	1.75	[5]
12/31/2018	50.29	.75	(1.25)	(.50)	(.74)	(3.58)	(4.32)	45.47	(1.72)	140	.46		1.47
12/31/2017	44.47	.72	8.90	9.62	(.69)	(3.11)	(3.80)	50.29	22.47	168	.46		1.52
12/31/2016	45.46	.71	4.09	4.80	(.67)	(5.12)	(5.79)	44.47	11.59	156	.47		1.61
12/31/2015	52.82	.70	.37	1.07	(.66)	(7.77)	(8.43)	45.46	1.53	161	.47		1.41
12/31/2014	50.77	.71	4.59	5.30	(.71)	(2.54)	(3.25)	52.82	10.71	185	.47		1.38
Class 4:
6/30/2019[2,3]	44.47	.35	6.62	6.97	(.14)	(5.16)	(5.30)	46.14	15.89 [4]	1,088	.78	[5]	1.43	[5]
12/31/2018	49.31	.58	(1.23)	(.65)	(.61)	(3.58)	(4.19)	44.47	(2.05)	899	.78		1.15
12/31/2017	43.73	.56	8.73	9.29	(.60)	(3.11)	(3.71)	49.31	22.08	827	.78		1.19
12/31/2016	44.82	.56	4.02	4.58	(.55)	(5.12)	(5.67)	43.73	11.25	495	.79		1.29
12/31/2015	52.39	.58	.33	.91	(.71)	(7.77)	(8.48)	44.82	1.21	410	.79		1.25
12/31/2014	50.56	.58	4.51	5.09	(.72)	(2.54)	(3.26)	52.39	10.34	30	.79		1.11

192	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

International Growth and Income Fund

Class 1:
6/30/2019[2,3]	$15.35	$.32		$1.95	$2.27	$(.07)	$(.19)	$(.26)	$17.36	14.82%[4]	$1,096	.65%[5]		3.84%[5]
12/31/2018	17.72	.45		(2.39)	(1.94)	(.43)	—	(.43)	15.35	(11.00)	1,034	.65		2.62
12/31/2017	14.48	.46		3.20	3.66	(.42)	—	(.42)	17.72	25.31	1,121	.66		2.75
12/31/2016	14.72	.43		(.19)	.24	(.42)	(.06)	(.48)	14.48	1.71	820	.68		2.93
12/31/2015	16.27	.42		(1.25)	(.83)	(.38)	(.34)	(.72)	14.72	(5.34)	707	.68		2.60
12/31/2014	17.48	.58	[6]	(1.09)	(.51)	(.53)	(.17)	(.70)	16.27	(2.93)	740	.68		3.32	[6]
Class 1A:
6/30/2019[2,3]	15.33	.30		1.95	2.25	(.06)	(.19)	(.25)	17.33	14.74 [4]	2	.90	[5]	3.61	[5]
12/31/2018	17.70	.41		(2.39)	(1.98)	(.39)	—	(.39)	15.33	(11.24)	2	.90		2.35
12/31/2017[2,7]	14.69	.34		3.08	3.42	(.41)	—	(.41)	17.70	23.36 [4]	2	.91	[5]	1.99	[5]
Class 2:
6/30/2019[2,3]	15.30	.30		1.95	2.25	(.06)	(.19)	(.25)	17.30	14.75 [4]	248	.90	[5]	3.60	[5]
12/31/2018	17.66	.41		(2.38)	(1.97)	(.39)	—	(.39)	15.30	(11.23)	230	.90		2.38
12/31/2017	14.43	.43		3.17	3.60	(.37)	—	(.37)	17.66	25.03	276	.91		2.60
12/31/2016	14.68	.40		(.21)	.19	(.38)	(.06)	(.44)	14.43	1.44	244	.93		2.72
12/31/2015	16.22	.38		(1.24)	(.86)	(.34)	(.34)	(.68)	14.68	(5.60)	254	.93		2.32
12/31/2014	17.43	.56	[6]	(1.10)	(.54)	(.50)	(.17)	(.67)	16.22	(3.15)	248	.93		3.21	[6]
Class 4:
6/30/2019[2,3]	15.22	.28		1.93	2.21	(.05)	(.19)	(.24)	17.19	14.60 [4]	88	1.15	[5]	3.37	[5]
12/31/2018	17.58	.36		(2.36)	(2.00)	(.36)	—	(.36)	15.22	(11.46)	71	1.15		2.10
12/31/2017	14.38	.37		3.18	3.55	(.35)	—	(.35)	17.58	24.72	63	1.16		2.24
12/31/2016	14.63	.36		(.19)	.17	(.36)	(.06)	(.42)	14.38	1.18	37	1.18		2.43
12/31/2015	16.19	.33		(1.23)	(.90)	(.32)	(.34)	(.66)	14.63	(5.82)	32	1.18		2.02
12/31/2014	17.45	.26	[6]	(.85)	(.59)	(.50)	(.17)	(.67)	16.19	(3.39)	20	1.18		1.52	[6]

See end of tables for footnotes.

American Funds Insurance Series	193

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements		Ratio of expenses to average net assets after reimbursements		Ratio of net income to average net assets

Capital Income Builder

Class 1:
6/30/2019[2,3]	$9.37	$.18	$.76	$.94	$(.16)	$—	$(.16)	$10.15	10.06%[4]	$421		.53%[5]		.52%[5]		3.70%[5]
12/31/2018	10.40	.31	(1.00)	(.69)	(.32)	(.02)	(.34)	9.37	(6.77)	317		.54		.54		3.08
12/31/2017	9.46	.32	.93	1.25	(.31)	—	(.31)	10.40	13.29	254		.54		.54		3.21
12/31/2016	9.40	.32	.07	.39	(.33)	—	(.33)	9.46	4.17	156		.54		.54		3.39
12/31/2015	9.81	.28	(.40)	(.12)	(.29)	—	(.29)	9.40	(1.23)	80		.56		.56		2.88
12/31/2014[2,11]	10.00	.19	(.18)	.01	(.19)	(.01)	(.20)	9.81	.12 [4]	20		.56	[5]	.56	[5]	2.87	[5]
Class 1A:
6/30/2019[2,3]	9.36	.17	.76	.93	(.15)	—	(.15)	10.14	9.95 [4]	5		.78	[5]	.77	[5]	3.45	[5]
12/31/2018	10.39	.28	(.99)	(.71)	(.30)	(.02)	(.32)	9.36	(7.01)	2		.79		.79		2.82
12/31/2017[2,7]	9.57	.27	.84	1.11	(.29)	—	(.29)	10.39	11.72 [4]	1		.79	[5]	.79	[5]	2.63	[5]
Class 2:
6/30/2019[2,3]	9.36	.17	.77	.94	(.15)	—	(.15)	10.15	10.05 [4]	5		.78	[5]	.77	[5]	3.42	[5]
12/31/2018	10.40	.28	(1.00)	(.72)	(.30)	(.02)	(.32)	9.36	(7.08)	4		.79		.79		2.83
12/31/2017	9.46	.29	.93	1.22	(.28)	—	(.28)	10.40	13.04	1		.79		.79		2.82
12/31/2016	9.40	.27	.11	.38	(.32)	—	(.32)	9.46	4.08	—	[8]	.80		.80		2.82
12/31/2015	9.81	.31	(.43)	(.12)	(.29)	—	(.29)	9.40	(1.23)[12]	—	[8]	.46	[12]	.46	[12]	3.12	[12]
12/31/2014[2,11]	10.00	.20	(.19)	.01	(.19)	(.01)	(.20)	9.81	.12 [4,12]	—	[8]	.47	[5,12]	.47	[5,12]	2.94	[5,12]
Class 4:
6/30/2019[2,3]	9.35	.16	.76	.92	(.14)	—	(.14)	10.13	9.82 [4]	409		1.03	[5]	1.02	[5]	3.17	[5]
12/31/2018	10.38	.26	(1.00)	(.74)	(.27)	(.02)	(.29)	9.35	(7.25)	352		1.04		1.04		2.58
12/31/2017	9.45	.27	.92	1.19	(.26)	—	(.26)	10.38	12.65	338		1.04		1.04		2.72
12/31/2016	9.38	.27	.08	.35	(.28)	—	(.28)	9.45	3.78	256		1.04		1.04		2.88
12/31/2015	9.80	.25	(.42)	(.17)	(.25)	—	(.25)	9.38	(1.79)	157		1.05		1.05		2.55
12/31/2014[2,11]	10.00	.14	(.16)	(.02)	(.17)	(.01)	(.18)	9.80	(.21)[4]	55		1.06	[5]	1.06	[5]	2.08	[5]

194	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Asset Allocation Fund

Class 1:
6/30/2019[2,3]	$21.29	$.27	$2.29	$2.56	$(.11)	$(1.19)	$(1.30)	$22.55	12.11%[4]	$16,367	.28%[5]		2.37%[5]
12/31/2018	23.71	.48	(1.43)	(.95)	(.44)	(1.03)	(1.47)	21.29	(4.35)	14,627	.28		2.04
12/31/2017	21.68	.44	3.06	3.50	(.41)	(1.06)	(1.47)	23.71	16.51	16,556	.29		1.90
12/31/2016	20.62	.42	1.54	1.96	(.39)	(.51)	(.90)	21.68	9.69	13,008	.29		1.97
12/31/2015	22.23	.40	(.02)	.38	(.40)	(1.59)	(1.99)	20.62	1.64	10,913	.29		1.85
12/31/2014	22.49	.44	.81	1.25	(.39)	(1.12)	(1.51)	22.23	5.66	11,997	.30		1.95
Class 1A:
6/30/2019[2,3]	21.26	.24	2.28	2.52	(.10)	(1.19)	(1.29)	22.49	11.95 [4]	9	.53	[5]	2.12	[5]
12/31/2018	23.69	.42	(1.42)	(1.00)	(.40)	(1.03)	(1.43)	21.26	(4.58)	7	.53		1.82
12/31/2017[2,7]	21.97	.39	2.78	3.17	(.39)	(1.06)	(1.45)	23.69	14.78 [4]	4	.53	[5]	1.69	[5]
Class 2:
6/30/2019[2,3]	21.08	.24	2.27	2.51	(.10)	(1.19)	(1.29)	22.30	12.00 [4]	4,992	.54	[5]	2.11	[5]
12/31/2018	23.49	.41	(1.41)	(1.00)	(.38)	(1.03)	(1.41)	21.08	(4.60)	4,668	.53		1.78
12/31/2017	21.49	.37	3.04	3.41	(.35)	(1.06)	(1.41)	23.49	16.23	5,480	.54		1.64
12/31/2016	20.45	.36	1.53	1.89	(.34)	(.51)	(.85)	21.49	9.41	5,144	.54		1.72
12/31/2015	22.06	.34	(.01)	.33	(.35)	(1.59)	(1.94)	20.45	1.40	5,008	.54		1.60
12/31/2014	22.33	.37	.81	1.18	(.33)	(1.12)	(1.45)	22.06	5.40	5,494	.55		1.69
Class 3:
6/30/2019[2,3]	21.32	.25	2.29	2.54	(.10)	(1.19)	(1.29)	22.57	12.01 [4]	32	.47	[5]	2.18	[5]
12/31/2018	23.73	.43	(1.41)	(.98)	(.40)	(1.03)	(1.43)	21.32	(4.49)	29	.46		1.85
12/31/2017	21.70	.39	3.07	3.46	(.37)	(1.06)	(1.43)	23.73	16.29	38	.47		1.72
12/31/2016	20.64	.38	1.54	1.92	(.35)	(.51)	(.86)	21.70	9.49	35	.47		1.79
12/31/2015	22.25	.36	(.02)	.34	(.36)	(1.59)	(1.95)	20.64	1.46	36	.47		1.67
12/31/2014	22.51	.39	.81	1.20	(.34)	(1.12)	(1.46)	22.25	5.47	40	.48		1.76
Class 4:
6/30/2019[2,3]	20.99	.21	2.26	2.47	(.09)	(1.19)	(1.28)	22.18	11.86 [4]	4,071	.78	[5]	1.87	[5]
12/31/2018	23.40	.35	(1.40)	(1.05)	(.33)	(1.03)	(1.36)	20.99	(4.83)	3,594	.78		1.54
12/31/2017	21.43	.32	3.02	3.34	(.31)	(1.06)	(1.37)	23.40	15.91	3,582	.79		1.40
12/31/2016	20.40	.31	1.53	1.84	(.30)	(.51)	(.81)	21.43	9.16	2,861	.79		1.47
12/31/2015	22.11	.30	(.02)	.28	(.40)	(1.59)	(1.99)	20.40	1.14	2,414	.79		1.45
12/31/2014	22.46	.34	.79	1.13	(.36)	(1.12)	(1.48)	22.11	5.16	32	.80		1.55

See end of tables for footnotes.

American Funds Insurance Series	195

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Balanced Fund

Class 1:
6/30/2019[2,3]	$11.67	$.15		$1.37	$1.52	$(.02)	$(.01)	$(.03)	$13.16	13.01%[4]	$129		.70%[5]		2.41%[5]
12/31/2018	12.75	.23		(.96)	(.73)	(.20)	(.15)	(.35)	11.67	(5.81)	110		.72		1.82
12/31/2017	11.08	.21		1.99	2.20	(.15)	(.38)	(.53)	12.75	19.91	93		.72		1.68
12/31/2016	10.74	.19		.32	.51	(.17)	—	(.17)	11.08	4.73	64		.72		1.73
12/31/2015	11.11	.20		(.28)	(.08)	(.14)	(.15)	(.29)	10.74	(.69)	47		.72		1.80
12/31/2014	11.37	.25	[6]	(.03)	.22	(.18)	(.30)	(.48)	11.11	1.87	37		.71		2.14	[6]
Class 1A:
6/30/2019[2,3]	11.65	.13		1.38	1.51	(.02)	(.01)	(.03)	13.13	12.95 [4]	2		.95	[5]	2.15	[5]
12/31/2018	12.74	.18		(.94)	(.76)	(.18)	(.15)	(.33)	11.65	(6.03)	2		.98		1.44
12/31/2017[2,7]	11.18	.16		1.92	2.08	(.14)	(.38)	(.52)	12.74	18.71 [4]	—	[8]	.94	[5]	1.27	[5]
Class 2:
6/30/2019[2,3]	11.65	.13		1.37	1.50	(.02)	(.01)	(.03)	13.12	12.86 [4]	201		.95	[5]	2.14	[5]
12/31/2018	12.72	.20		(.96)	(.76)	(.16)	(.15)	(.31)	11.65	(6.01)	185		.97		1.57
12/31/2017	11.06	.18		1.98	2.16	(.12)	(.38)	(.50)	12.72	19.57	210		.96		1.43
12/31/2016	10.72	.16		.32	.48	(.14)	—	(.14)	11.06	4.48	178		.97		1.48
12/31/2015	11.09	.18		(.28)	(.10)	(.12)	(.15)	(.27)	10.72	(.95)	171		.97		1.60
12/31/2014	11.35	.22	[6]	(.03)	.19	(.15)	(.30)	(.45)	11.09	1.63	179		.96		1.88	[6]
Class 4:
6/30/2019[2,3]	11.55	.12		1.36	1.48	(.02)	(.01)	(.03)	13.00	12.80 [4]	84		1.20	[5]	1.91	[5]
12/31/2018	12.63	.17		(.96)	(.79)	(.14)	(.15)	(.29)	11.55	(6.31)	69		1.22		1.34
12/31/2017	11.00	.13		1.99	2.12	(.11)	(.38)	(.49)	12.63	19.38	51		1.22		1.07
12/31/2016	10.69	.12		.33	.45	(.14)	—	(.14)	11.00	4.21	10		1.24		1.12
12/31/2015	11.09	.06		(.17)	(.11)	(.14)	(.15)	(.29)	10.69	(1.00)	1		1.34		.58
12/31/2014	11.35	.24	[6]	(.02)	.22	(.18)	(.30)	(.48)	11.09	1.88 [12]	—	[8]	.67	[12]	2.07	[6,12]

Bond Fund

Class 1:
6/30/2019[2,3]	$10.47	$.16		$.55	$.71	$(.06)	$—	$(.06)	$11.12	6.81%[4]	$6,397		.38%[5]		2.95%[5]
12/31/2018	10.82	.29		(.35)	(.06)	(.28)	(.01)	(.29)	10.47	(.45)	5,962		.38		2.70
12/31/2017	10.80	.24		.18	.42	(.24)	(.16)	(.40)	10.82	3.88	6,434		.38		2.19
12/31/2016	10.70	.21		.14	.35	(.21)	(.04)	(.25)	10.80	3.27	6,829		.38		1.91
12/31/2015	11.08	.22		(.17)	.05	(.21)	(.22)	(.43)	10.70	.45	5,731		.38		1.95
12/31/2014	10.73	.23		.37	.60	(.25)	— [9]	(.25)	11.08	5.59	4,977		.39		2.03
Class 1A:
6/30/2019[2,3]	10.45	.14		.55	.69	(.06)	—	(.06)	11.08	6.61 [4]	5		.63	[5]	2.71	[5]
12/31/2018	10.80	.26		(.33)	(.07)	(.27)	(.01)	(.28)	10.45	(.60)	3		.63		2.50
12/31/2017[2,7]	10.82	.22		.15	.37	(.23)	(.16)	(.39)	10.80	3.46 [4]	1		.62	[5]	2.01	[5]
Class 2:
6/30/2019[2,3]	10.34	.14		.55	.69	(.06)	—	(.06)	10.97	6.66 [4]	3,602		.63	[5]	2.70	[5]
12/31/2018	10.69	.26		(.34)	(.08)	(.26)	(.01)	(.27)	10.34	(.71)	3,524		.63		2.45
12/31/2017	10.67	.21		.18	.39	(.21)	(.16)	(.37)	10.69	3.67	3,966		.63		1.94
12/31/2016	10.58	.18		.13	.31	(.18)	(.04)	(.22)	10.67	2.95	3,959		.63		1.65
12/31/2015	10.95	.18		(.15)	.03	(.18)	(.22)	(.40)	10.58	.28	4,135		.63		1.69
12/31/2014	10.61	.20		.36	.56	(.22)	— [9]	(.22)	10.95	5.28	4,565		.64		1.79
Class 4:
6/30/2019[2,3]	10.33	.13		.54	.67	(.05)	—	(.05)	10.95	6.54 [4]	435		.88	[5]	2.45	[5]
12/31/2018	10.68	.23		(.33)	(.10)	(.24)	(.01)	(.25)	10.33	(.89)	366		.88		2.22
12/31/2017	10.70	.19		.16	.35	(.21)	(.16)	(.37)	10.68	3.29	297		.88		1.72
12/31/2016	10.61	.15		.15	.30	(.17)	(.04)	(.21)	10.70	2.80	102		.88		1.41
12/31/2015	11.01	.16		(.16)	—	(.18)	(.22)	(.40)	10.61	(.08)	59		.88		1.47
12/31/2014	10.69	.16		.39	.55	(.23)	— [9]	(.23)	11.01	5.15	29		.89		1.43

196	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Global Bond Fund

Class 1:
6/30/2019[2,3]	$11.42	$.16	$.59	$.75	$(.09)	$—	$(.09)	$12.08	6.59%[4]	$1,065		.57%[5]		2.82%[5]
12/31/2018	11.88	.30	(.44)	(.14)	(.28)	(.04)	(.32)	11.42	(1.14)	1,015		.57		2.56
12/31/2017	11.22	.28	.52	.80	(.07)	(.07)	(.14)	11.88	7.11	1,273		.56		2.37
12/31/2016	11.01	.26	.06	.32	(.09)	(.02)	(.11)	11.22	2.92	1,115		.57		2.26
12/31/2015	11.77	.27	(.71)	(.44)	(.01)	(.31)	(.32)	11.01	(3.75)	1,032		.57		2.34
12/31/2014	11.88	.29	(.08)	.21	(.21)	(.11)	(.32)	11.77	1.71	1,194		.57		2.35
Class 1A:
6/30/2019[2,3]	11.41	.15	.59	.74	(.09)	—	(.09)	12.06	6.47 [4]	1		.82	[5]	2.57	[5]
12/31/2018	11.87	.27	(.43)	(.16)	(.26)	(.04)	(.30)	11.41	(1.29)	1		.82		2.36
12/31/2017[2,7]	11.22	.26	.52	.78	(.06)	(.07)	(.13)	11.87	7.00 [4]	—	[8]	.72	[5]	2.27	[5]
Class 2:
6/30/2019[2,3]	11.34	.15	.58	.73	(.09)	—	(.09)	11.98	6.41 [4]	1,047		.82	[5]	2.57	[5]
12/31/2018	11.79	.27	(.43)	(.16)	(.25)	(.04)	(.29)	11.34	(1.33)	1,032		.82		2.32
12/31/2017	11.14	.25	.51	.76	(.04)	(.07)	(.11)	11.79	6.86	1,164		.81		2.12
12/31/2016	10.93	.23	.07	.30	(.07)	(.02)	(.09)	11.14	2.71	1,121		.82		2.01
12/31/2015	11.72	.24	(.71)	(.47)	(.01)	(.31)	(.32)	10.93	(4.07)	1,208		.82		2.09
12/31/2014	11.81	.26	(.09)	.17	(.15)	(.11)	(.26)	11.72	1.39	1,386		.82		2.11
Class 4:
6/30/2019[2,3]	11.24	.13	.58	.71	(.08)	—	(.08)	11.87	6.35 [4]	46		1.07	[5]	2.32	[5]
12/31/2018	11.70	.24	(.43)	(.19)	(.23)	(.04)	(.27)	11.24	(1.61)	40		1.07		2.09
12/31/2017	11.08	.22	.51	.73	(.04)	(.07)	(.11)	11.70	6.63	31		1.06		1.89
12/31/2016	10.89	.20	.06	.26	(.05)	(.02)	(.07)	11.08	2.42	12		1.07		1.76
12/31/2015	11.70	.21	(.71)	(.50)	— [9]	(.31)	(.31)	10.89	(4.27)	6		1.07		1.86
12/31/2014	11.87	.20	(.05)	.15	(.21)	(.11)	(.32)	11.70	1.16	4		1.09		1.66

See end of tables for footnotes.

American Funds Insurance Series	197

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

High-Income Bond Fund

Class 1:
6/30/2019[2,3]	$9.34	$.33	$.59	$.92	$(.13)	$—	$(.13)	$10.13	9.81%[4]	$526		.50%[5]		6.71%[5]
12/31/2018	10.19	.64	(.84)	(.20)	(.65)	—	(.65)	9.34	(2.15)	501		.50		6.32
12/31/2017	10.18	.63	.10	.73	(.72)	—	(.72)	10.19	7.25	632		.49		5.98
12/31/2016	9.19	.61	1.02	1.63	(.64)	—	(.64)	10.18	17.83	949		.49		6.18
12/31/2015	10.54	.64	(1.36)	(.72)	(.63)	—	(.63)	9.19	(6.94)	1,017		.48		6.12
12/31/2014	11.13	.67	(.59)	.08	(.67)	—	(.67)	10.54	.80	1,017		.48		5.90
Class 1A:
6/30/2019[2,3]	9.33	.32	.58	.90	(.12)	—	(.12)	10.11	9.67 [4]	1		.74	[5]	6.47	[5]
12/31/2018	10.18	.62	(.84)	(.22)	(.63)	—	(.63)	9.33	(2.35)	1		.75		6.11
12/31/2017[2,7]	10.28	.60	.02	.62	(.72)	—	(.72)	10.18	6.024	—	[8]	.72	[5]	5.74	[5]
Class 2:
6/30/2019[2,3]	9.19	.31	.58	.89	(.12)	—	(.12)	9.96	9.71 [4]	685		.75	[5]	6.46	[5]
12/31/2018	10.03	.61	(.83)	(.22)	(.62)	—	(.62)	9.19	(2.34)	661		.75		6.07
12/31/2017	10.04	.59	.10	.69	(.70)	—	(.70)	10.03	6.89	776		.74		5.72
12/31/2016	9.06	.58	1.01	1.59	(.61)	—	(.61)	10.04	17.69	799		.74		5.92
12/31/2015	10.41	.60	(1.35)	(.75)	(.60)	—	(.60)	9.06	(7.30)	765		.73		5.85
12/31/2014	10.99	.63	(.57)	.06	(.64)	—	(.64)	10.41	.63	929		.73		5.67
Class 3:
6/30/2019[2,3]	9.38	.32	.59	.91	(.12)	—	(.12)	10.17	9.73 [4]	10		.68	[5]	6.53	[5]
12/31/2018	10.23	.63	(.85)	(.22)	(.63)	—	(.63)	9.38	(2.33)	10		.68		6.14
12/31/2017	10.22	.61	.10	.71	(.70)	—	(.70)	10.23	7.02	12		.67		5.79
12/31/2016	9.22	.59	1.03	1.62	(.62)	—	(.62)	10.22	17.68	13		.67		5.99
12/31/2015	10.57	.62	(1.37)	(.75)	(.60)	—	(.60)	9.22	(7.13)	12		.66		5.91
12/31/2014	11.16	.65	(.59)	.06	(.65)	—	(.65)	10.57	.59	16		.66		5.74
Class 4:
6/30/2019[2,3]	9.96	.33	.62	.95	(.12)	—	(.12)	10.79	9.54 [4]	58		1.00	[5]	6.20	[5]
12/31/2018	10.82	.63	(.90)	(.27)	(.59)	—	(.59)	9.96	(2.64)	31		1.00		5.83
12/31/2017	10.79	.61	.10	.71	(.68)	—	(.68)	10.82	6.63	34		.99		5.46
12/31/2016	9.73	.60	1.07	1.67	(.61)	—	(.61)	10.79	17.29	21		.99		5.55
12/31/2015	11.05	.62	(1.43)	(.81)	(.51)	—	(.51)	9.73	(7.42)	1		.98		5.51
12/31/2014	11.12	.63	(.59)	.04	(.11)	—	(.11)	11.05	.35	—	[8]	.98		5.49

198	American Funds Insurance Series

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations		Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Mortgage Fund

Class 1:
6/30/2019[2,3]	$10.30	$.13	$.30	$.43		$(.05)	$—	$(.05)	$10.68	4.16%[4]		$210		.45%[5]		2.55%[5]
12/31/2018	10.47	.20	(.14)	.06		(.23)	—	(.23)	10.30	.58		209		.48		1.97
12/31/2017	10.56	.16	— [9]	.16		(.18)	(.07)	(.25)	10.47	1.47		265		.47		1.52
12/31/2016	10.61	.15	.11	.26		(.20)	(.11)	(.31)	10.56	2.50		269		.46		1.39
12/31/2015	10.70	.10	.13	.23		(.18)	(.14)	(.32)	10.61	2.09		272		.45		.89
12/31/2014	10.23	.12	.45	.57		(.10)	—	(.10)	10.70	5.54		292		.45		1.12
Class 1A:
6/30/2019[2,3]	10.28	.12	.29	.41		(.04)	—	(.04)	10.65	4.02	[4]	1		.70	[5]	2.28	[5]
12/31/2018	10.46	.18	(.14)	.04		(.22)	—	(.22)	10.28	.36		1		.73		1.77
12/31/2017[2,7]	10.55	.14	— [9]	.14		(.16)	(.07)	(.23)	10.46	1.31	[4]	—	[8]	.70	[5]	1.38	[5]
Class 2:
6/30/2019[2,3]	10.28	.12	.29	.41		(.04)	—	(.04)	10.65	4.02	[4]	58		.70	[5]	2.30	[5]
12/31/2018	10.45	.18	(.15)	.03		(.20)	—	(.20)	10.28	.32		57		.73		1.72
12/31/2017	10.54	.14	(.01)	.13		(.15)	(.07)	(.22)	10.45	1.22		63		.72		1.27
12/31/2016	10.59	.12	.12	.24		(.18)	(.11)	(.29)	10.54	2.25		63		.71		1.14
12/31/2015	10.68	.07	.13	.20		(.15)	(.14)	(.29)	10.59	1.86		59		.70		.65
12/31/2014	10.22	.10	.44	.54		(.08)	—	(.08)	10.68	5.23		52		.70		.91
Class 4:
6/30/2019[2,3]	10.19	.10	.30	.40		(.04)	—	(.04)	10.55	3.92	[4]	22		.95	[5]	2.04	[5]
12/31/2018	10.38	.15	(.15)	—	[9]	(.19)	—	(.19)	10.19	.07		24		.98		1.49
12/31/2017	10.48	.11	— [9]	.11		(.14)	(.07)	(.21)	10.38	.97		12		.97		1.03
12/31/2016	10.52	.09	.12	.21		(.14)	(.11)	(.25)	10.48	2.01		8		.96		.86
12/31/2015	10.65	.04	.14	.18		(.17)	(.14)	(.31)	10.52	1.62		11		.97		.37
12/31/2014	10.23	.05	.46	.51		(.09)	—	(.09)	10.65	4.98		1		.94		.47

See end of tables for footnotes.

American Funds Insurance Series	199

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

Ultra-Short Bond Fund

Class 1:
6/30/2019[2,3]	$11.31	$.12	$—	[9]	$.12	$(.04)	$—	$(.04)	$11.39	1.10%[4]	$32		.34%[5]		2.14%[5]
12/31/2018	11.29	.18	—	[9]	.18	(.16)	—	(.16)	11.31	1.58	37		.35		1.60
12/31/2017	11.27	.08	(.01)		.07	(.05)	—	(.05)	11.29	.66	37		.35		.68
12/31/2016[13]	11.26	.01	—	[9]	.01	—	—	—	11.27	.09	37		.35		.11
12/31/2015	11.28	(.03)	.01		(.02)	—	—	—	11.26	(.18)	39		.34		(.24)
12/31/2014	11.31	(.03)	—		(.03)	—	—	—	11.28	(.27)	49		.34		(.26)
Class 1A:
6/30/2019[2,3]	11.31	.12	—	[9]	.12	(.04)	—	(.04)	11.39	1.10 [4,12]	—	[8]	.34	[5,12]	2.15 [5,12]
12/31/2018	11.29	.18	—	[9]	.18	(.16)	—	(.16)	11.31	1.58 [12]	—	[8]	.35	[12]	1.60 [12]
12/31/2017[2,7]	11.27	.08	—	[9]	.08	(.06)	—	(.06)	11.29	.67 [4,12]	—	[8]	.34	[5,12]	.69 [5,12]
Class 2:
6/30/2019[2,3]	11.03	.10	—	[9]	.10	(.04)	—	(.04)	11.09	.90 [4]	229		.59	[5]	1.89 [5]
12/31/2018	11.01	.15	—	[9]	.15	(.13)	—	(.13)	11.03	1.36	247		.60		1.34
12/31/2017	10.99	.05	—	[9]	.05	(.03)	—	(.03)	11.01	.46	249		.60		.42
12/31/2016[13]	11.01	(.02)	—	[9]	(.02)	—	—	—	10.99	(.18)	297		.60		(.14)
12/31/2015	11.06	(.05)	—	[9]	(.05)	—	—	—	11.01	(.45)	302		.59		(.49)
12/31/2014	11.12	(.06)	—		(.06)	—	—	—	11.06	(.54)	331		.59		(.51)
Class 3:
6/30/2019[2,3]	11.14	.11	—	[9]	.11	(.04)	—	(.04)	11.21	.99 [4]	3		.52	[5]	1.96 [5]
12/31/2018	11.12	.16	(.01)		.15	(.13)	—	(.13)	11.14	1.38	4		.53		1.42
12/31/2017	11.10	.06	—	[9]	.06	(.04)	—	(.04)	11.12	.54	4		.53		.50
12/31/2016[13]	11.11	(.01)	—	[9]	(.01)	—	—	—	11.10	(.09)	4		.53		(.08)
12/31/2015	11.16	(.05)	—	[9]	(.05)	—	—	—	11.11	(.45)	6		.52		(.42)
12/31/2014	11.21	(.05)	—		(.05)	—	—	—	11.16	(.45)	8		.52		(.44)
Class 4:
6/30/2019[2,3]	11.15	.09	—	[9]	.09	(.04)	—	(.04)	11.20	.78 [4]	21		.84	[5]	1.64 [5]
12/31/2018	11.13	.12	.01		.13	(.11)	—	(.11)	11.15	1.14	18		.86		1.11
12/31/2017	11.12	.02	—	[9]	.02	(.01)	—	(.01)	11.13	.16	15		.85		.19
12/31/2016[13]	11.17	(.04)	(.01)		(.05)	—	—	—	11.12	(.45)	13		.85		(.40)
12/31/2015	11.25	(.08)	—	[9]	(.08)	—	—	—	11.17	(.71)	16		.85		(.74)
12/31/2014	11.30	(.09)	.04		(.05)	—	—	—	11.25	(.44)	7		.84		(.77)

200	American Funds Insurance Series

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return		Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets

U.S. Government/AAA-Rated Securities Fund

Class 1:
6/30/2019[2,3]	$11.94	$.13	$.43	$.56	$(.05)	$—	$(.05)	$12.45	4.70%[4]		$1,457		.36%[5]		2.17%[5]
12/31/2018	12.08	.24	(.13)	.11	(.25)	—	(.25)	11.94	.91		1,445		.36		2.02
12/31/2017	12.05	.21	.01	.22	(.19)	—	(.19)	12.08	1.83		1,558		.36		1.68
12/31/2016	12.31	.16	.03	.19	(.20)	(.25)	(.45)	12.05	1.44		1,467		.36		1.31
12/31/2015	12.40	.13	.09	.22	(.21)	(.10)	(.31)	12.31	1.93		1,426		.35		1.02
12/31/2014	11.94	.15	.48	.63	(.17)	—	(.17)	12.40	5.24		1,723		.35		1.24
Class 1A:
6/30/2019[2,3]	11.93	.12	.42	.54	(.05)	—	(.05)	12.42	4.51	[4]	2		.61	[5]	1.96	[5]
12/31/2018	12.08	.22	(.14)	.08	(.23)	—	(.23)	11.93	.70		1		.61		1.82
12/31/2017[2,7]	12.05	.18	.03	.21	(.18)	—	(.18)	12.08	1.73	[4]	—	[8]	.58	[5]	1.53	[5]
Class 2:
6/30/2019[2,3]	11.82	.11	.43	.54	(.05)	—	(.05)	12.31	4.45	[4]	1,334		.61	[5]	1.92	[5]
12/31/2018	11.96	.21	(.14)	.07	(.21)	—	(.21)	11.82	.73		1,323		.61		1.77
12/31/2017	11.93	.17	.02	.19	(.16)	—	(.16)	11.96	1.59		1,473		.61		1.43
12/31/2016	12.20	.13	.02	.15	(.17)	(.25)	(.42)	11.93	1.19		1,503		.61		1.05
12/31/2015	12.29	.10	.09	.19	(.18)	(.10)	(.28)	12.20	1.59		1,579		.60		.79
12/31/2014	11.83	.12	.47	.59	(.13)	—	(.13)	12.29	5.01		1,717		.60		1.00
Class 3:
6/30/2019[2,3]	11.97	.12	.43	.55	(.05)	—	(.05)	12.47	4.57	[4]	9		.54	[5]	1.99	[5]
12/31/2018	12.11	.22	(.14)	.08	(.22)	—	(.22)	11.97	.71		9		.54		1.84
12/31/2017	12.07	.18	.03	.21	(.17)	—	(.17)	12.11	1.72		10		.54		1.50
12/31/2016	12.34	.14	.02	.16	(.18)	(.25)	(.43)	12.07	1.24		11		.54		1.12
12/31/2015	12.43	.11	.09	.20	(.19)	(.10)	(.29)	12.34	1.64		11		.53		.85
12/31/2014	11.96	.13	.48	.61	(.14)	—	(.14)	12.43	5.11		13		.53		1.08
Class 4:
6/30/2019[2,3]	11.84	.10	.41	.51	(.04)	—	(.04)	12.31	4.34	[4]	113		.86	[5]	1.69	[5]
12/31/2018	11.98	.18	(.12)	.06	(.20)	—	(.20)	11.84	.50		91		.86		1.53
12/31/2017	11.96	.14	.01	.15	(.13)	—	(.13)	11.98	1.28		62		.86		1.18
12/31/2016	12.22	.10	.03	.13	(.14)	(.25)	(.39)	11.96	.99		57		.86		.82
12/31/2015	12.34	.07	.08	.15	(.17)	(.10)	(.27)	12.22	1.29		46		.85		.56
12/31/2014	11.93	.06	.51	.57	(.16)	—	(.16)	12.34	4.76		21		.85		.50

See end of tables for footnotes.

American Funds Insurance Series	201

Financial highlights (continued)

		Income (loss) from											Ratio of		Ratio of
		investment operations[1]				Dividends and distributions							expenses		expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[14]	Net assets, end of period (in millions)		to average net assets before waivers/ reimburse- ments		to average net assets after waivers/ reimburse- ments[14]		Net effective expense ratio[14,15]		Ratio of net income to average net assets[14]

Managed Risk Growth Fund

Class P1:
6/30/2019[2,3]	$12.30	$.02		$1.38	$1.40	$(.12)	$(.92)	$(1.04)	$12.66	11.56%[4,12]	$4		.41%[5,12]		.36%[5,12]		.70%[5,12]		.37%[5,12]
12/31/2018	13.22	.11		(.04)	.07	(.10)	(.89)	(.99)	12.30	(.04)[12]	3		.42	[12]	.37	[12]	.71	[12]	.82	[12]
12/31/2017	10.71	.08		2.70	2.78	(.07)	(.20)	(.27)	13.22	26.23 [12]	2		.42	[12]	.36	[12]	.70	[12]	.69	[12]
12/31/2016	11.49	.08		.20	.28	(.05)	(1.01)	(1.06)	10.71	2.89 [12]	1		.50	[12]	.34	[12]	.68	[12]	.79	[12]
12/31/2015	11.37	.09		.03	.12	—	—	—	11.49	1.06 [12]	—	[8]	.53	[12]	.29	[12]	.63	[12]	.80	[12]
12/31/2014	11.43	.31		(.06)	.25	(.12)	(.19)	(.31)	11.37	2.18 [12]	—	[8]	.50	[12]	.32	[12]	.65	[12]	2.71	[12]
Class P2:
6/30/2019[2,3]	12.21	—	[9]	1.38	1.38	(.09)	(.92)	(1.01)	12.58	11.42 [4]	393		.67	[5]	.62	[5]	.96	[5]	.07	[5]
12/31/2018	13.14	.06		(.04)	.02	(.06)	(.89)	(.95)	12.21	(.37)	340		.68		.63		.97		.46
12/31/2017	10.64	.04		2.70	2.74	(.04)	(.20)	(.24)	13.14	25.99	286		.69		.63		.97		.34
12/31/2016	11.43	.05		.19	.24	(.02)	(1.01)	(1.03)	10.64	2.52	200		.79		.63		.97		.43
12/31/2015	11.35	.04		.04	.08	—	—	—	11.43	.71	146		.89		.66		1.00		.31
12/31/2014	11.43	.12		.08	.20	(.09)	(.19)	(.28)	11.35	1.77	79		.87		.69		1.02		1.01

Managed Risk International Fund

Class P1:
6/30/2019[2,3]	$9.82	$.01		$1.08	$1.09	$(.20)	$(.32)	$(.52)	$10.39	11.27%[4,12]	$1		.38%[5,12]		.32%[5,12]		.82%[5,12]		.26%[5,12]
12/31/2018	11.25	.32		(1.44)	(1.12)	(.26)	(.05)	(.31)	9.82	(10.11)[12]	—	[8]	.33	[12]	.28	[12]	.77	[12]	3.02	[12]
12/31/2017	8.89	.11		2.47	2.58	(.10)	(.12)	(.22)	11.25	29.28 [12]	—	[8]	.28	[12]	.20	[12]	.69	[12]	1.13	[12]
12/31/2016	9.48	.10		(.35)	(.25)	(.12)	(.22)	(.34)	8.89	(2.59)[12]	—	[8]	.39	[12]	.23	[12]	.74	[12]	1.15	[12]
12/31/2015	10.10	.18		(.80)	(.62)	— [9]	—	— [9]	9.48	(6.12)[12]	—	[8]	.45	[12]	.21	[12]	.72	[12]	1.75	[12]
12/31/2014	10.82	.14		(.71)	(.57)	(.15)	—	(.15)	10.10	(5.31)[12]	—	[8]	.50	[12]	.25	[12]	.76	[12]	1.33	[12]
Class P2:
6/30/2019[2,3]	9.76	—	[9]	1.08	1.08	(.20)	(.32)	(.52)	10.32	11.17 [4]	163		.69	[5]	.62	[5]	1.12	[5]	(.08)[5]
12/31/2018	11.15	.16		(1.32)	(1.16)	(.18)	(.05)	(.23)	9.76	(10.50)	151		.69		.64		1.13		1.49
12/31/2017	8.83	.11		2.41	2.52	(.08)	(.12)	(.20)	11.15	28.69	148		.71		.63		1.12		1.03
12/31/2016	9.43	.09		(.38)	(.29)	(.09)	(.22)	(.31)	8.83	(3.05)	97		.79		.63		1.14		.97
12/31/2015	10.09	.13		(.79)	(.66)	— [9]	—	— [9]	9.43	(6.52)	83		.90		.66		1.17		1.30
12/31/2014	10.82	.16		(.77)	(.61)	(.12)	—	(.12)	10.09	(5.68)	46		.91		.67		1.18		1.51

Managed Risk Blue Chip Income and Growth Fund

Class P1:
6/30/2019[2,3]	$11.28	$.05		$.69	$.74	$(.20)	$(.60)	$(.80)	$11.22	6.63%[4,12]	$1		.37%[5,12]		.31%[5,12]		.70%[5,12]		.85%[5,12]
12/31/2018	13.04	.40		(1.27)	(.87)	(.45)	(.44)	(.89)	11.28	(6.99)[12]	—	[8]	.33	[12]	.28	[12]	.67	[12]	3.21	[12]
12/31/2017	11.67	.19		1.59	1.78	(.22)	(.19)	(.41)	13.04	15.48 [12]	—	[8]	.30	[12]	.25	[12]	.64	[12]	1.59	[12]
12/31/2016	10.80	.20		1.25	1.45	(.21)	(.37)	(.58)	11.67	13.77 [12]	—	[8]	.43	[12]	.27	[12]	.67	[12]	1.83	[12]
12/31/2015	11.70	.19		(1.02)	(.83)	(.07)	—	(.07)	10.80	(7.07)[12]	—	[8]	.50	[12]	.27	[12]	.66	[12]	1.64	[12]
12/31/2014	11.05	.40		.55	.95	(.30)	—	(.30)	11.70	8.58 [12]	—	[8]	.50	[12]	.31	[12]	.70	[12]	3.43	[12]
Class P2:
6/30/2019[2,3]	11.21	.02		.70	.72	(.19)	(.60)	(.79)	11.14	6.52 [4]	353		.67	[5]	.61	[5]	1.00	[5]	.32	[5]
12/31/2018	12.96	.19		(1.10)	(.91)	(.40)	(.44)	(.84)	11.21	(7.38)	336		.68		.63		1.02		1.49
12/31/2017	11.61	.17		1.55	1.72	(.18)	(.19)	(.37)	12.96	15.03	367		.68		.63		1.02		1.43
12/31/2016	10.76	.23		1.18	1.41	(.19)	(.37)	(.56)	11.61	13.39	291		.79		.63		1.03		2.04
12/31/2015	11.67	.18		(1.05)	(.87)	(.04)	—	(.04)	10.76	(7.43)	137		.89		.66		1.05		1.57
12/31/2014	11.05	.50		.40	.90	(.28)	—	(.28)	11.67	8.10	98		.88		.69		1.08		4.27

202	American Funds Insurance Series

		Income (loss) from										Ratio of		Ratio of
		investment operations[1]			Dividends and distributions							expenses		expenses
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distribu- tions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[14]	Net assets, end of period (in millions)		to average net assets before waivers/ reimburse- ments		to average net assets after waivers/ reimburse- ments[14]		Net effective expense ratio[14,15]		Ratio of net income to average net assets[14]

Managed Risk Growth-Income Fund

Class P1:
6/30/2019[2,3]	$11.73	$.03	$1.30	$1.33	$(.04)	$(.10)	$(.14)	$12.92	11.36%[4,12]	$1,883		.42%[5,12]		.37%[5,12]		.66%[5,12]		.46%[5,12]
12/31/2018	12.66	(.02)	(.15)	(.17)	(.19)	(.57)	(.76)	11.73	(1.66)[12]	1,662		.40	[12]	.35	[12]	.64	[12]	(.20)[12]
12/31/2017	11.07	.19	2.03	2.22	(.13)	(.50)	(.63)	12.66	20.64 [12]	2		.44	[12]	.37	[12]	.66	[12]	1.61	[12]
12/31/2016	11.25	.16	.52	.68	(.16)	(.70)	(.86)	11.07	6.49 [12]	1		.52	[12]	.36	[12]	.64	[12]	1.46	[12]
12/31/2015	11.67	.25	(.63)	(.38)	(.04)	—	(.04)	11.25	(3.27)[12]	1		.56	[12]	.31	[12]	.59	[12]	2.17	[12]
12/31/2014	11.50	.35	.21	.56	(.14)	(.25)	(.39)	11.67	4.85 [12]	—	[8]	.45	[12]	.25	[12]	.52	[12]	2.94	[12]
Class P2:
6/30/2019[2,3]	11.67	.01	1.30	1.31	(.03)	(.10)	(.13)	12.85	11.26 [4]	260		.67	[5]	.62	[5]	.91	[5]	.20	[5]
12/31/2018	12.58	.16	(.36)	(.20)	(.14)	(.57)	(.71)	11.67	(1.97)	230		.69		.64		.93		1.25
12/31/2017	11.02	.13	2.05	2.18	(.12)	(.50)	(.62)	12.58	20.40	206		.70		.63		.92		1.08
12/31/2016	11.22	.12	.52	.64	(.14)	(.70)	(.84)	11.02	6.08	160		.79		.63		.91		1.13
12/31/2015	11.65	.12	(.54)	(.42)	(.01)	—	(.01)	11.22	(3.64)	122		.89		.66		.94		1.04
12/31/2014	11.50	.16	.35	.51	(.11)	(.25)	(.36)	11.65	4.42	76		.87		.69		.96		1.38

Managed Risk Asset Allocation Fund

Class P1:
6/30/2019[2,3]	$12.23	$.03	$1.16	$1.19	$—	$(.57)	$(.57)	$12.85	9.78%[4]	$2		.41%[5]		.36%[5]		.64%[5]		.51%[5]
12/31/2018	13.59	.22	(.80)	(.58)	(.25)	(.53)	(.78)	12.23	(4.63)	2		.37		.32		.59		1.67
12/31/2017	12.02	.19	1.60	1.79	(.10)	(.12)	(.22)	13.59	15.06	1,656		.43		.38		.66		1.45
12/31/2016	11.72	.19	.67	.86	(.19)	(.37)	(.56)	12.02	7.57	1,217		.43		.38		.66		1.65
12/31/2015	12.29	.25	(.34)	(.09)	(.22)	(.26)	(.48)	11.72	(.83)	712		.54		.40		.68		2.06
12/31/2014	11.93	.13	.26	.39	(.03)	—	(.03)	12.29	3.24	277		.53		.48		.76		1.04
Class P2:
6/30/2019[2,3]	12.22	.02	1.16	1.18	(.31)	(.57)	(.88)	12.52	9.74 [4]	2,706		.66	[5]	.61	[5]	.89	[5]	.37	[5]
12/31/2018	13.55	.17	(.79)	(.62)	(.18)	(.53)	(.71)	12.22	(4.89)	2,541		.62		.57		.84		1.27
12/31/2017	12.01	.15	1.61	1.76	(.10)	(.12)	(.22)	13.55	14.80	2,798		.68		.63		.91		1.13
12/31/2016	11.71	.14	.69	.83	(.16)	(.37)	(.53)	12.01	7.27	2,342		.68		.63		.91		1.20
12/31/2015	12.27	.14	(.26)	(.12)	(.18)	(.26)	(.44)	11.71	(1.07)	1,953		.79		.66		.94		1.16
12/31/2014	11.93	.16	.19	.35	(.01)	—	(.01)	12.27	2.91	1,780		.79		.73		1.01		1.33

See end of tables for footnotes.

American Funds Insurance Series	203

Financial highlights (continued)

Portfolio turnover rate for all share classes	Six months ended	Period ended December 31,
excluding mortgage dollar roll transactions[16]	June 30, 2019[2,3,4]	2018	2017	2016	2015	2014

Capital Income Builder	25%	42%	59%	41%	38%	24%[4,11]
Asset Allocation Fund	28	34	39	43	28	42
Global Balanced Fund	57	30	28	43	36	40
Bond Fund	82	98	153	108	141	121
Global Bond Fund	69	78	74	70	88	134
Mortgage Fund	13	60	98	113	138	108
U.S. Government/AAA-Rated Securities Fund	50	76	120	273	352	88

Portfolio turnover rate for all share classes
including mortgage dollar roll transactions, if	Six months ended	Period ended December 31,
applicable[16]	June 30, 2019[2,3,4]	2018	2017	2016	2015	2014

Global Growth Fund	18%	25%	31%	27%	29%	22%
Global Small Capitalization Fund	37	43	33	40	36	28
Growth Fund	15	35	24	26	20	29
International Fund	22	29	29	31	37	18
New World Fund	29	58	56	32	39	36
Blue Chip Income and Growth Fund	30	49	34	30	26	37
Global Growth and Income Fund	28	49	41	57	37	28
Growth-Income Fund	16	39	27	27	25	25
International Growth and Income Fund	20	38	51	32	35	34
Capital Income Builder Fund	38	98	88	53	128	35 [4,11]
Asset Allocation Fund	46	86	85	83	76	88
Global Balanced Fund	66	51	41	65	76	73
Bond Fund	228	514	502	375	434	365
Global Bond Fund	100	125	105	154	159	200
High-Income Bond Fund	43	67	78	89	66	54
Mortgage Fund	137	811	680	713	1103	790
U.S. Government/AAA-Rated Securities Fund	130	446	551	539	901	387
Ultra-Short Bond Fund	— [17]	— [17]	— [17]	— [13,17]	N/A	N/A
Managed Risk Growth Fund	7	7	25	15	16	22
Managed Risk International Fund	5	8	25	26	15	22
Managed Risk Blue Chip Income and Growth Fund	8	11	32	9	20	22
Managed Risk Growth-Income Fund	3	14	26	14	11	28
Managed Risk Asset Allocation Fund	6	12	1	3	3	3

[1]	Based on average shares outstanding.
[2]	Based on operations for a period that is less than a full year.
[3]	Unaudited.
[4]	Not annualized.
[5]	Annualized.
[6]	For the year ended December 31, 2014, reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the net investment income per share and ratio of net income to average net assets would have been lower for all share classes.
[7]	Class 1A shares began investment operations on January 6, 2017.
[8]	Amount less than $1 million.
[9]	Amount less than $.01.
[10]	Amount less than .01%.
[11]	For the period May 1, 2014, commencement of operations, through December 31, 2014.
[12]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[13]	On May 1, 2016, the fund converted from a cash fund to an ultra-short-term bond fund and changed its name from Cash Management Fund to Ultra-Short Bond Fund.
[14]	This column reflects the impact of certain waivers/reimbursements by CRMC. CRMC waived a portion of investment advisory services and reimbursed a portion of miscellaneous fees and expenses for the managed risk funds.
[15]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See expense example for further information regarding fees and expenses.
[16]	Refer to Note 5 for further information on mortgage dollar rolls.
[17]	Amount is either less than 1% or there is no turnover.

See notes to financial statements.

204	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2019, through June 30, 2019).

Actual expenses:

The first line of each share class in the table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	205

	Beginning account value 1/1/2019	Ending account value 6/30/2019	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,214.13	$3.02	.55%
Class 1 – assumed 5% return	1,000.00	1,022.07	2.76	.55
Class 1A – actual return	1,000.00	1,212.31	4.39	.80
Class 1A – assumed 5% return	1,000.00	1,020.83	4.01	.80
Class 2 – actual return	1,000.00	1,212.54	4.39	.80
Class 2 – assumed 5% return	1,000.00	1,020.83	4.01	.80
Class 4 – actual return	1,000.00	1,210.72	5.76	1.05
Class 4 – assumed 5% return	1,000.00	1,019.59	5.26	1.05
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,203.05	$4.04	.74%
Class 1 – assumed 5% return	1,000.00	1,021.12	3.71	.74
Class 1A – actual return	1,000.00	1,202.11	5.35	.98
Class 1A – assumed 5% return	1,000.00	1,019.93	4.91	.98
Class 2 – actual return	1,000.00	1,201.64	5.40	.99
Class 2 – assumed 5% return	1,000.00	1,019.89	4.96	.99
Class 4 – actual return	1,000.00	1,200.54	6.77	1.24
Class 4 – assumed 5% return	1,000.00	1,018.65	6.21	1.24
Growth Fund
Class 1 – actual return	$1,000.00	$1,167.96	$1.83	.34%
Class 1 – assumed 5% return	1,000.00	1,023.11	1.71	.34
Class 1A – actual return	1,000.00	1,166.58	3.17	.59
Class 1A – assumed 5% return	1,000.00	1,021.87	2.96	.59
Class 2 – actual return	1,000.00	1,166.46	3.17	.59
Class 2 – assumed 5% return	1,000.00	1,021.87	2.96	.59
Class 3 – actual return	1,000.00	1,166.82	2.79	.52
Class 3 – assumed 5% return	1,000.00	1,022.22	2.61	.52
Class 4 – actual return	1,000.00	1,165.10	4.51	.84
Class 4 – assumed 5% return	1,000.00	1,020.63	4.21	.84
International Fund
Class 1 – actual return	$1,000.00	$1,149.41	$2.82	.53%
Class 1 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 1A – actual return	1,000.00	1,147.62	4.15	.78
Class 1A – assumed 5% return	1,000.00	1,020.93	3.91	.78
Class 2 – actual return	1,000.00	1,147.75	4.15	.78
Class 2 – assumed 5% return	1,000.00	1,020.93	3.91	.78
Class 3 – actual return	1,000.00	1,148.73	3.78	.71
Class 3 – assumed 5% return	1,000.00	1,021.27	3.56	.71
Class 4 – actual return	1,000.00	1,146.77	5.48	1.03
Class 4 – assumed 5% return	1,000.00	1,019.69	5.16	1.03
New World Fund
Class 1 – actual return	$1,000.00	$1,192.28	$4.08	.75%
Class 1 – assumed 5% return	1,000.00	1,021.08	3.76	.75
Class 1A – actual return	1,000.00	1,191.04	5.43	1.00
Class 1A – assumed 5% return	1,000.00	1,019.84	5.01	1.00
Class 2 – actual return	1,000.00	1,190.66	5.43	1.00
Class 2 – assumed 5% return	1,000.00	1,019.84	5.01	1.00
Class 4 – actual return	1,000.00	1,189.60	6.79	1.25
Class 4 – assumed 5% return	1,000.00	1,018.60	6.26	1.25

206	American Funds Insurance Series

	Beginning account value 1/1/2019	Ending account value 6/30/2019	Expenses paid during period[1]	Annualized expense ratio
Blue Chip Income and Growth Fund
Class 1 – actual return	$1,000.00	$1,111.39	$2.15	.41%
Class 1 – assumed 5% return	1,000.00	1,022.76	2.06	.41
Class 1A – actual return	1,000.00	1,108.91	3.45	.66
Class 1A – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class 2 – actual return	1,000.00	1,108.87	3.45	.66
Class 2 – assumed 5% return	1,000.00	1,021.52	3.31	.66
Class 4 – actual return	1,000.00	1,108.28	4.76	.91
Class 4 – assumed 5% return	1,000.00	1,020.28	4.56	.91
Global Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,194.72	$3.48	.64%
Class 1 – assumed 5% return	1,000.00	1,021.62	3.21	.64
Class 1A – actual return	1,000.00	1,193.09	4.79	.88
Class 1A – assumed 5% return	1,000.00	1,020.43	4.41	.88
Class 2 – actual return	1,000.00	1,193.92	4.84	.89
Class 2 – assumed 5% return	1,000.00	1,020.38	4.46	.89
Class 4 – actual return	1,000.00	1,192.40	6.20	1.14
Class 4 – assumed 5% return	1,000.00	1,019.14	5.71	1.14
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,161.54	$1.50	.28%
Class 1 – assumed 5% return	1,000.00	1,023.41	1.40	.28
Class 1A – actual return	1,000.00	1,160.04	2.84	.53
Class 1A – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 2 – actual return	1,000.00	1,160.23	2.84	.53
Class 2 – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 3 – actual return	1,000.00	1,160.50	2.46	.46
Class 3 – assumed 5% return	1,000.00	1,022.51	2.31	.46
Class 4 – actual return	1,000.00	1,158.90	4.18	.78
Class 4 – assumed 5% return	1,000.00	1,020.93	3.91	.78
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,148.19	$3.46	.65%
Class 1 – assumed 5% return	1,000.00	1,021.57	3.26	.65
Class 1A – actual return	1,000.00	1,147.37	4.79	.90
Class 1A – assumed 5% return	1,000.00	1,020.33	4.51	.90
Class 2 – actual return	1,000.00	1,147.53	4.79	.90
Class 2 – assumed 5% return	1,000.00	1,020.33	4.51	.90
Class 4 – actual return	1,000.00	1,146.04	6.12	1.15
Class 4 – assumed 5% return	1,000.00	1,019.09	5.76	1.15
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,100.62	$2.71	.52%
Class 1 – assumed 5% return	1,000.00	1,022.22	2.61	.52
Class 1A – actual return	1,000.00	1,099.47	4.01	.77
Class 1A – assumed 5% return	1,000.00	1,020.98	3.86	.77
Class 2 – actual return	1,000.00	1,100.46	4.01	.77
Class 2 – assumed 5% return	1,000.00	1,020.98	3.86	.77
Class 4 – actual return	1,000.00	1,098.17	5.31	1.02
Class 4 – assumed 5% return	1,000.00	1,019.74	5.11	1.02

See end of tables for footnotes.

American Funds Insurance Series	207

	Beginning account value 1/1/2019	Ending account value 6/30/2019	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,121.12	$1.47	.28%
Class 1 – assumed 5% return	1,000.00	1,023.41	1.40	.28
Class 1A – actual return	1,000.00	1,119.51	2.79	.53
Class 1A – assumed 5% return	1,000.00	1,022.17	2.66	.53
Class 2 – actual return	1,000.00	1,119.97	2.84	.54
Class 2 – assumed 5% return	1,000.00	1,022.12	2.71	.54
Class 3 – actual return	1,000.00	1,120.15	2.47	.47
Class 3 – assumed 5% return	1,000.00	1,022.46	2.36	.47
Class 4 – actual return	1,000.00	1,118.65	4.10	.78
Class 4 – assumed 5% return	1,000.00	1,020.93	3.91	.78
Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,130.13	$3.70	.70%
Class 1 – assumed 5% return	1,000.00	1,021.32	3.51	.70
Class 1A – actual return	1,000.00	1,129.50	5.02	.95
Class 1A – assumed 5% return	1,000.00	1,020.08	4.76	.95
Class 2 – actual return	1,000.00	1,128.63	5.01	.95
Class 2 – assumed 5% return	1,000.00	1,020.08	4.76	.95
Class 4 – actual return	1,000.00	1,128.01	6.33	1.20
Class 4 – assumed 5% return	1,000.00	1,018.84	6.01	1.20
Bond Fund
Class 1 – actual return	$1,000.00	$1,068.12	$1.95	.38%
Class 1 – assumed 5% return	1,000.00	1,022.91	1.91	.38
Class 1A – actual return	1,000.00	1,066.05	3.23	.63
Class 1A – assumed 5% return	1,000.00	1,021.67	3.16	.63
Class 2 – actual return	1,000.00	1,066.60	3.23	.63
Class 2 – assumed 5% return	1,000.00	1,021.67	3.16	.63
Class 4 – actual return	1,000.00	1,065.38	4.51	.88
Class 4 – assumed 5% return	1,000.00	1,020.43	4.41	.88
Global Bond Fund
Class 1 – actual return	$1,000.00	$1,065.90	$2.92	.57%
Class 1 – assumed 5% return	1,000.00	1,021.97	2.86	.57
Class 1A – actual return	1,000.00	1,064.66	4.20	.82
Class 1A – assumed 5% return	1,000.00	1,020.73	4.11	.82
Class 2 – actual return	1,000.00	1,064.15	4.20	.82
Class 2 – assumed 5% return	1,000.00	1,020.73	4.11	.82
Class 4 – actual return	1,000.00	1,063.50	5.47	1.07
Class 4 – assumed 5% return	1,000.00	1,019.49	5.36	1.07
High-Income Bond Fund
Class 1 – actual return	$1,000.00	$1,098.08	$2.60	.50%
Class 1 – assumed 5% return	1,000.00	1,022.32	2.51	.50
Class 1A – actual return	1,000.00	1,096.74	3.85	.74
Class 1A – assumed 5% return	1,000.00	1,021.12	3.71	.74
Class 2 – actual return	1,000.00	1,097.05	3.90	.75
Class 2 – assumed 5% return	1,000.00	1,021.08	3.76	.75
Class 3 – actual return	1,000.00	1,097.32	3.54	.68
Class 3 – assumed 5% return	1,000.00	1,021.42	3.41	.68
Class 4 – actual return	1,000.00	1,095.44	5.20	1.00
Class 4 – assumed 5% return	1,000.00	1,019.84	5.01	1.00

208	American Funds Insurance Series

	Beginning account value 1/1/2019	Ending account value 6/30/2019	Expenses paid during period[1]	Annualized expense ratio
Mortgage Fund
Class 1 – actual return	$1,000.00	$1,041.57	$2.28	.45%
Class 1 – assumed 5% return	1,000.00	1,022.56	2.26	.45
Class 1A – actual return	1,000.00	1,040.21	3.54	.70
Class 1A – assumed 5% return	1,000.00	1,021.32	3.51	.70
Class 2 – actual return	1,000.00	1,040.25	3.54	.70
Class 2 – assumed 5% return	1,000.00	1,021.32	3.51	.70
Class 4 – actual return	1,000.00	1,039.23	4.80	.95
Class 4 – assumed 5% return	1,000.00	1,020.08	4.76	.95
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,010.95	$1.70	.34%
Class 1 – assumed 5% return	1,000.00	1,023.11	1.71	.34
Class 1A – actual return	1,000.00	1,010.95	1.70	.34
Class 1A – assumed 5% return	1,000.00	1,023.11	1.71	.34
Class 2 – actual return	1,000.00	1,008.98	2.94	.59
Class 2 – assumed 5% return	1,000.00	1,021.87	2.96	.59
Class 3 – actual return	1,000.00	1,009.91	2.59	.52
Class 3 – assumed 5% return	1,000.00	1,022.22	2.61	.52
Class 4 – actual return	1,000.00	1,007.79	4.18	.84
Class 4 – assumed 5% return	1,000.00	1,020.63	4.21	.84
U.S. Government/AAA-Rated Securities Fund
Class 1 – actual return	$1,000.00	$1,047.01	$1.83	.36%
Class 1 – assumed 5% return	1,000.00	1,023.01	1.81	.36
Class 1A – actual return	1,000.00	1,045.08	3.09	.61
Class 1A – assumed 5% return	1,000.00	1,021.77	3.06	.61
Class 2 – actual return	1,000.00	1,044.47	3.09	.61
Class 2 – assumed 5% return	1,000.00	1,021.77	3.06	.61
Class 3 – actual return	1,000.00	1,045.73	2.74	.54
Class 3 – assumed 5% return	1,000.00	1,022.12	2.71	.54
Class 4 – actual return	1,000.00	1,043.40	4.36	.86
Class 4 – assumed 5% return	1,000.00	1,020.53	4.31	.86

See end of tables for footnotes.

American Funds Insurance Series	209

	Beginning account value 1/1/2019	Ending account value 6/30/2019	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,115.56	$1.89	.36%	$3.67	.70%
Class P1 – assumed 5% return	1,000.00	1,023.01	1.81	.36	3.51	.70
Class P2 – actual return	1,000.00	1,114.24	3.25	.62	5.03	.96
Class P2 – assumed 5% return	1,000.00	1,021.72	3.11	.62	4.81	.96
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,112.70	$1.68	.32%	$4.30	.82%
Class P1 – assumed 5% return	1,000.00	1,023.21	1.61	.32	4.11	.82
Class P2 – actual return	1,000.00	1,111.74	3.25	.62	5.86	1.12
Class P2 – assumed 5% return	1,000.00	1,021.72	3.11	.62	5.61	1.12
Managed Risk Blue Chip Income and Growth Fund
Class P1 – actual return	$1,000.00	$1,066.32	$1.59	.31%	$3.59	.70%
Class P1 – assumed 5% return	1,000.00	1,023.26	1.56	.31	3.51	.70
Class P2 – actual return	1,000.00	1,065.21	3.12	.61	5.12	1.00
Class P2 – assumed 5% return	1,000.00	1,021.77	3.06	.61	5.01	1.00
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,113.64	$1.94	.37%	$3.46	.66%
Class P1 – assumed 5% return	1,000.00	1,022.96	1.86	.37	3.31	.66
Class P2 – actual return	1,000.00	1,112.62	3.25	.62	4.77	.91
Class P2 – assumed 5% return	1,000.00	1,021.72	3.11	.62	4.56	.91
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,097.83	$1.87	.36%	$3.33	.64%
Class P1 – assumed 5% return	1,000.00	1,023.01	1.81	.36	3.21	.64
Class P2 – actual return	1,000.00	1,097.43	3.17	.61	4.63	.89
Class P2 – assumed 5% return	1,000.00	1,021.77	3.06	.61	4.46	.89

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

210	American Funds Insurance Series

Approval of Investment Advisory and Service Agreement – American Funds Insurance Series

American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) through April 30, 2020. The agreement was amended to add additional advisory fee breakpoints for International Growth and Income Fund when the fund’s net assets exceed $1.5 billion, and for Capital Income Builder when the fund’s net assets exceed $600 million and $1 billion. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined in the exercise of their business judgment that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through September 30, 2018. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Global Growth Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund generally compared favorably to the results of these indexes.

Global Small Capitalization Fund seeks to provide long-term growth of capital by investing primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Small-/Mid-Cap Funds Average and (ii) the MSCI All Country World Small Cap Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes, though the fund’s results were higher for the one-year, 20-year and lifetime periods.

American Funds Insurance Series	211

Growth Fund seeks to provide growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Capital Appreciation Funds Average, (ii) the Lipper Growth Funds Average and (iii) the Standard & Poor’s 500 Composite Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund generally compared favorably to the results of these indexes.

International Fund seeks to provide long-term growth of capital by investing primarily in common stocks of companies domiciled outside the United States. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average and (ii) the MSCI All Country World Index ex USA. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund generally compared favorably to the results of these indexes.

New World Fund seeks long-term capital appreciation by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Emerging Markets Funds Average, (ii) the MSCI All Country World Index and (iii) the MSCI Emerging Markets Index. They reviewed the results for the one-year, three-year, five-year, 10-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes.

Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal by investing primarily in dividend-paying common stocks of larger, more established companies domiciled in the United States with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They reviewed the results for the one-year, three-year, five-year, 10-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes.

Global Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in well-established companies located around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Funds Average and (ii) the MSCI All Country World Index. They reviewed the results for the one-year, three-year, five-year, 10-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund generally compared favorably to the results of these indexes for the longer term periods and were mixed compared to the results of these indexes for the shorter periods.

Growth-Income Fund seeks to provide long-term growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Growth and Income Funds Average and (ii) the Standard & Poor’s 500 Composite Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund generally compared favorably to the results of these indexes.

International Growth and Income Fund seeks to provide long-term growth of capital while providing current income by investing primarily in stocks of larger, well-established companies domiciled outside the United States, including in developing countries. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper International Funds Average and (ii) the MSCI All Country World Index ex USA. They reviewed the results for the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history and that the investment results of the fund were higher than the results of these indexes over the lifetime period, though lower than the results of these indexes over the shorter periods.

212	American Funds Insurance Series

Capital Income Builder seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and to provide a growing stream of income over the years. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Equity Income Funds Average, (ii) the MSCI All Country World Index, (iii) the Bloomberg Barclays U.S. Aggregate Index and (iv) a customized index composed of 70% MSCI index and 30% Bloomberg Barclays index. They reviewed the results for the one-year, three-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history, and that the investment results of the fund were mixed compared to the results of these indexes.

Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term by investing in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Balanced Funds Average, (ii) the Bloomberg Barclays U.S. Aggregate Index, (iii) the Standard and Poor’s 500 Composite Index and (iv) a customized index composed of 60% S&P 500 index and 40% Bloomberg Barclays index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes.

Global Balanced Fund seeks the balanced accomplishment of three objectives — long-term growth of capital, conservation of principal and current income — by investing in equity and debt securities of companies around the world that offer the opportunity for growth and/or provide dividend income, while also constructing its portfolio to protect principal and limit volatility. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Flexible Portfolio Funds Average, (ii) the Bloomberg Barclays Global Aggregate Index, (iii) the MSCI All Country World Index and (iv) a customized index composed of 60% MSCI index and 40% Bloomberg Barclays index. They reviewed the results for the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history, and that the investment results of the fund were mixed compared to the results of these indexes.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Core Bond Funds Average and (ii) the Bloomberg Barclays U.S. Aggregate Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes.

Global Bond Fund seeks to provide a high level of total return by investing primarily in debt securities of governmental, supranational and corporate issuers domiciled in various countries and denominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Income Funds Average and (ii) the Bloomberg Barclays Global Aggregate Index. They reviewed the results for the one-year, three-year, five-year, 10-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper High Yield Funds Average and (ii) the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes.

American Funds Insurance Series	213

Mortgage Fund seeks to provide current income and preservation of capital by investing in mortgage-related securities, including securities collateralized by mortgage loans and contracts for future delivery of such securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper GNMA Funds Average, (ii) the Lipper Intermediate U.S. Government Funds Average and (iii) the Bloomberg Barclays U.S. Mortgage Backed Securities Index. They reviewed the results for the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history and that the investment results of the fund were mixed compared to the results of these indexes.

Ultra-Short Bond Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Ultra Short Obligation Funds Average, (ii) the Lipper Money Market Funds Average and (iii) the Bloomberg Barclays Short-Term Government/Corporate Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes for the one-year, three-year and lifetime periods, though lower than the results of these indexes for the five-year, 10-year and 20-year periods.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve principal. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper General U.S. Government Funds Average and (ii) the Bloomberg Barclays U.S. Government/Mortgage Backed Securities Index. They reviewed the results for the one-year, three-year, five-year, 10-year, 20-year and lifetime periods, and placed greater emphasis on longer term periods. They noted that the investment results of the fund were mixed compared to the results of these indexes.

The board and the committee concluded that each fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that the total expenses of each fund were less than the median total expenses of the other funds included in its Lipper category described above. They also observed that each fund’s advisory fees were less than the median fees of the other funds included in its Lipper category, other than Global Balanced Fund.

The board and the committee also considered the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. The board and committee noted that CRMC had agreed to additional breakpoints for the advisory fee schedules of International Growth and Income Fund and Capital Income Builder. In addition, they reviewed information regarding advisory fees charged to clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by each fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the funds and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the funds, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

214	American Funds Insurance Series

 5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the funds’ advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

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Approval of Investment Advisory and Service Agreement and Subadvisory Agreement – American Funds Insurance Series Managed Risk Funds

American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) with respect to the Managed Risk Funds through April 30, 2020. The board has also approved the series’ Subadvisory Agreement (the “subadvisory agreement”) with CRMC and Milliman Financial Risk Management LLC (“Milliman FRM”) with respect to these funds for the same term. The subadvisory agreement was amended to add an additional subadvisory fee breakpoint for when the funds’ net assets exceed $10 billion. The advisory and subadvisory agreements are jointly referred to below as the “agreements.” The board approved the agreements following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined in the exercise of their business judgment that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreements was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreements, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of the oversight of Milliman FRM’s services provided by CRMC, the administrative, compliance and shareholder services provided by CRMC to the funds under the agreements and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

The board and the committee also considered the depth and quality of Milliman FRM’s investment management process, including its experience in applying the Milliman Managed Risk Strategy to other funds in the series and risk management services for other clients; the experience, capability and integrity of its senior management and other personnel; and the services provided to each fund under the subadvisory agreement. The board and the committee concluded that the nature, extent and quality of the services provided by Milliman FRM have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through September 30, 2018. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Managed Risk Growth Fund seeks to provide growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Standard & Poor’s 500 Composite Index and (ii) the S&P 500 Managed Risk Index – Moderate Aggressive. They reviewed the results for the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history and that the investment results of the fund were mixed compared to the results of these indexes.

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Managed Risk International Fund seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the MSCI All Country World Index ex USA and (ii) the Standard & Poor’s EPAC Ex-Korea LargeMidCap Managed Risk Index – Moderate Aggressive. They reviewed the results for the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history, and that the investment results of the fund were mixed compared to the results of these indexes.

Managed Risk Blue Chip Income and Growth Fund seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Standard & Poor’s 500 Composite Index and (ii) the S&P 500 Managed Risk Index – Moderate. They reviewed the results for the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history, and that the investment results of the fund were mixed compared to the results of these indexes for the three-year period, and lower than the results of these indexes for the other periods.

Managed Risk Growth-Income Fund seeks to achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Standard & Poor’s 500 Composite Index and (ii) the S&P 500 Managed Risk Index – Moderate. They reviewed the results for the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history, and that the investment results of the fund were mixed compared to the results of these indexes.

Managed Risk Asset Allocation Fund seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The board and the committee reviewed the fund’s investment results measured against the investment results of (i) the Bloomberg Barclays U.S. Aggregate Index, (ii) the Standard & Poor’s 500 Composite Index and (iii) the S&P 500 Managed Risk Index – Moderate Conservative. They reviewed the results for the one-year, three-year, five-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history, and that the investment results of the fund were mixed compared to the results of these indexes.

The board and the committee also considered volatility of the funds compared with the S&P 500 Managed Risk indexes noted above and those of a group of funds with volatility management strategies identified by management for the nine-month, one-year and three-year periods, and for the lifetime of each fund through September 30, 2018. They noted that the volatility of Managed Risk Growth Fund and Managed Risk Growth-Income Fund was greater than that of the S&P 500 Managed Risk index, the average of the peer group funds and most of the selected funds for all periods. They noted that the volatility of Managed Risk International Fund was lower than the average of the peer group funds for all periods, and lower than the S&P 500 Managed Risk index for the three-year and lifetime periods. They also noted that the volatility of Managed Risk Blue Chip Income and Growth Fund was higher than the average of the peer group funds and higher than the S&P 500 Managed Risk index for all periods. In addition, they noted that the volatility for Managed Risk Asset Allocation Fund was higher than that of the S&P 500 Managed Risk index and higher than the average of the peer group funds for all periods. The board and the committee concluded that each fund’s investment results and the results of the services provided by CRMC and Milliman FRM have been satisfactory for renewal of the agreements, and that CRMC’s and Milliman FRM’s record in managing the funds indicated that their continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the total expense levels of each fund to those of other relevant funds. The board and the committee noted CRMC’s waiver of a portion of the advisory fee payable by each fund under the advisory agreement, CRMC’s commitment not to remove the waiver without board approval and CRMC’s agreement to pay the fees due to Milliman FRM under the subadvisory agreement. They observed that the total expenses for Managed Risk Growth Fund were lower than the median and average for the Lipper Growth Funds category, that the total expenses for Managed Risk International Fund were lower than the

American Funds Insurance Series	217

median and average for the Lipper International Funds category, and that the total expenses for Managed Risk Blue Chip Income and Growth Fund were at or slightly above the median of the Lipper Growth and Income Funds category. They also noted that the total expenses for Managed Risk Growth-Income Fund were lower than the median and average for the Lipper Growth and Income Funds category, and that the total expenses for Managed Risk Asset Allocation Fund were lower than the median and average for the Lipper Flexible Portfolio Funds category. The board and the committee also considered the advisory fees payable by the funds and determined that they were reasonable.

The board and the committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fee schedule for the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and marketing differences between advising the funds and the other clients. They also reviewed the fees paid to Milliman FRM by other funds which it advised or subadvised. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services that CRMC provided, directly and through Milliman FRM, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the funds, and since that time has undertaken to bear the cost of obtaining such research. The Board and the committee also reviewed similar ancillary benefits received by Milliman FRM as a result of its relationship with the series. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They also considered CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

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Office of the series

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC

(Managed Risk Funds only)

71 South Wacker Drive, 31st Floor

Chicago, IL 60606

Custodians of assets

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Bank of New York Mellon

(Managed Risk Funds only)

One Wall Street

New York, NY 10286

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

224	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Complete June 30, 2019, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after September 30, 2019, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Futures may not provide an effective hedge of the underlying securities because changes in the prices of futures may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying fund in certain market conditions.

Bloomberg® is a trademark and service mark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approve or endorse this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg. MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products. The S&P 500 is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series superior outcomes

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 91% of 10-year periods and 100% of 20-year periods.2 Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.4

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2019.
[2]	Based on Class 1 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Global Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), Global Income Funds Index (Global Bond Fund), High Yield Funds Index (High-Income Bond Fund), Ultra-Short Obligation Funds Index (Ultra-Short Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Thomson Reuters Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2018. Four of our five fixed income funds showed a three-year correlation below 0.1. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Insurance Series® Portfolio SeriesSM

Semi-annual report for the six months ended June 30, 2019

Portfolios that invest
in global companies
for the long term

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, you may not receive paper copies of the fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive paper copies of all future reports free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company. Your election to receive paper reports will apply to all investment options available under your contract.

American Funds Insurance Series — Portfolio Series, from Capital Group, serves as an underlying investment vehicle for variable annuities and insurance products. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

American Funds Global Growth PortfolioSM seeks to provide long-term growth of capital.

American Funds Growth and Income PortfolioSM seeks to provide long-term growth of capital while providing current income.

American Funds Managed Risk Growth PortfolioSM seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

American Funds Managed Risk Growth and Income PortfolioSM seeks to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

American Funds Managed Risk Global Allocation PortfolioSM seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2019. Also shown are the estimated gross and net expense ratios as of the series prospectus dated May 1, 2019:

	1 year	Lifetime (since 5/1/15)	Gross expense ratio	Net expense ratio

American Funds Global Growth Portfolio, Class 4	6.67%	7.73%	1.21%	1.18%
American Funds Growth and Income Portfolio, Class 4	6.47	6.00	0.97	0.97
American Funds Managed Risk Growth Portfolio, Class P2	4.36	5.31	1.06	1.01
American Funds Managed Risk Growth and Income Portfolio, Class P2	5.77	4.65	1.12	1.07
American Funds Managed Risk Global Allocation Portfolio, Class P2	5.24	3.97	1.25	1.20

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee equal to 0.05% of the fund’s net assets for the three managed risk portfolios. In addition, the investment adviser is currently reimbursing a portion of the other expenses for American Funds Global Growth Portfolio. Investment results and net expense ratios shown reflect the waiver and reimbursement, without which the results would have been lower and the expenses would have been higher. This waiver and reimbursement will be in effect through at least May 1, 2020, unless modified or terminated by the series board. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the series board. Please see the fund’s most recent prospectus for details.

Investment allocations may not achieve fund objectives. There are expenses associated with the underlying funds in addition to fund of funds expenses. The funds’ risks are directly related to the risks of the underlying funds. Underlying fund allocations are as of June 30, 2019. Allocation percentages and underlying funds are subject to the Portfolio Oversight Committee’s discretion and will evolve over time. Underlying funds may be added or removed during the year. Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the funds’ prospectuses. These risks may be heightened in connection with investments in developing countries. Small-company stocks entail additional risks, and they can fluctuate in price more than larger company stocks. The return of principal for bond funds and funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

Investment portfolios

5	American Funds Global Growth Portfolio

6	American Funds Growth and Income Portfolio

8	American Funds Managed Risk Growth Portfolio

10	American Funds Managed Risk Growth and Income Portfolio

12	American Funds Managed Risk Global Allocation Portfolio

14	Financial statements

Fellow investors:

We are pleased to present this semi-annual report for American Funds Insurance Series (AFIS) — Portfolio Series, a suite of funds that offers variable annuity investors objective-based portfolios to help meet retirement goals. The series was created by the American Funds Portfolio Oversight Committee, a group of seasoned investment professionals with varied backgrounds, diverse investment approaches and decades of experience. In creating the series, the Committee carefully chose a mix of individual American Funds Insurance Series funds, employing an objective-based process and rigorous analysis. The Committee regularly monitors each fund in the series.

The U.S. economy has been resilient and strong, providing a good fundamental backdrop for the stock market. After a decline in the fourth quarter of 2018, investors have enjoyed a sharp recovery in the first half of 2019. In the midst of this positive environment, potential sources of volatility remain, the largest of which is probably the U.S.-China trade struggle. There is bipartisan support for reining in China on trade, so it appears that even if a deal is reached in the short term, the dispute may be a lengthy one — and markets may continue to rise and fall on the news. Other geopolitical tensions, such as developments in Iran, Russia, Venezuela and North Korea, also bear monitoring.

Meanwhile, a dovish shift at the Federal Reserve saw the central bank back off its interest rate tightening efforts, giving stocks a boost in the first quarter. In light of ongoing global conflicts and with some evidence of a slowing economy in mind, the Fed is now more likely to cut rates in the coming months, which is expected to be helpful to markets. Adding to the pressure to cut rates, the benchmark 10-year Treasury yield dipped 79 basis points to a low of 2.00% in late June, falling from a January high of 2.79%.

For the six months ended June 30, 2019, Standard & Poor’s 500 Composite Index1, a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, increased 18.54%. Bloomberg Barclays U.S. Aggregate Index2, which measures investment-grade U.S. bonds (rated BBB/Baa and above)3, rose 6.11%.

The six-month period was one of growth for the series, with all funds recording double-digit returns.

American Funds Global Growth Portfolio rose 19.54%. By comparison, the MSCI ACWI (All Country World Index)4, a free float-adjusted, market capitalization-weighted index designed to measure the results of more than 40 developed and emerging equity markets, rose 16.23%.

See page 2 for footnotes.

American Funds Insurance Series – Portfolio Series	1

The Morningstar U.S. Insurance World Large Stock Category Average,5 a peer fund comparison for the insurance industry that includes portfolios which invest the majority of their assets in the U.S., Europe and Japan and typically have 20%–60% of assets in the U.S., gained 16.93%.

American Funds Growth and Income Portfolio gained 11.86%. The 70%/30% Blended Index6 climbed 14.87%. The Morningstar U.S. Insurance 50%/70% Equity Allocation Category Average,5 a peer fund comparison for the insurance industry that includes funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds and cash, rose 12.20%.

American Funds Managed Risk Growth Portfolio recorded a return of 11.05%. In comparison, Standard & Poor’s Managed Risk Index — Moderate7 rose 10.97%.

American Funds Managed Risk Growth and Income Portfolio climbed 11.04%. Standard & Poor’s Managed Risk Index — Moderate7 ticked up 10.97%.

American Funds Managed Risk Global Allocation Portfolio gained 12.55%. Standard & Poor’s Global LargeMidCap Managed Risk Index — Moderate7 rose 11.74%.

With the bond market seemingly anticipating an economic slowdown and the equity market anticipating continued growth, we could see volatility reappear in the coming months. The managed risk portfolios employ a risk management overlay. While they may lag in a strong market environment, they have been designed to help provide downside protection in periods of volatility.

Thank you for your interest in AFIS — Portfolio Series. We look forward to reporting to you again at fiscal year-end.

Sincerely,

Donald D. O’Neal

Co-President

Alan N. Berro

Co-President

August 15, 2019

The market indexes shown are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	S&P 500 source: S&P Dow Jones Indices LLC.
[2]	Bloomberg Barclays source: Bloomberg Index Services Ltd.
[3]	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest) are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness.
[4]	MSCI index results reflect dividends net of withholding taxes. Source: MSCI.
[5]	Source: Morningstar, Inc. © 2019 All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; (3) does not constitute investment advice offered by Morningstar; and (4) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from this information. Past performance is no guarantee of future results.
[6]	The 70%/30% Blended Index weights the total returns of the S&P 500 and Bloomberg Barclays U.S. Aggregate indexes at the corresponding percentages. This assumes the blend is rebalanced monthly.
[7]	Source: S&P Dow Jones Indices LLC. The Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed allocation to the underlying bond index. These indices are generated and published under agreements between Standard & Poor’s Dow Jones Indices and Milliman Financial Risk Management LLC.

2	American Funds Insurance Series – Portfolio Series

American Funds Global Growth Portfolio

Underlying allocations as of 6/30/19:
30.0%	Global Growth Fund
20.0%	New World Fund®
10.0%	Global Small Capitalization Fund
10.0%	Growth Fund
30.0%	Global Growth and Income Fund

The fund’s investment objective is to provide long-term growth of capital. The fund will attempt to achieve its investment objective by investing in a mix of American Funds Insurance Series (AFIS) Funds in different combinations and weightings. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income funds. Through its investments in the underlying funds, the fund will have significant exposure to growth-oriented common stocks.

For the six months ended June 30, 2019, the fund’s shares had a return of 19.54%.

American Funds Growth and Income Portfolio

Underlying allocations as of 6/30/19:
15.0%	Growth Fund
20.0%	Growth-Income Fund
10.0%	Global Growth and Income Fund
25.0%	Capital Income Builder®
20.0%	Bond Fund
10.0%	Global Bond Fund

The fund’s investment objective is to provide long-term growth of capital while providing current income. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed income funds.

For the six months ended June 30, 2019, the fund’s shares had a return of 11.86%.

American Funds Managed Risk Growth Portfolio

Underlying allocations as of 6/30/19:
25.4%	Growth Fund
10.2%	International Fund
10.1%	Global Small Capitalization Fund
20.3%	Growth-Income Fund
10.1%	Blue Chip Income and Growth Fund
20.3%	Bond Fund
3.6%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide long-term growth of capital while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of growth funds. The fund may also invest in growth-and-income and fixed income funds.

For the six months ended June 30, 2019, the fund’s shares had a return of 11.05%.

See page 4 for footnotes.

American Funds Insurance Series – Portfolio Series	3

American Funds Managed Risk Growth and Income Portfolio

Underlying allocations as of 6/30/19:
15.2%	Growth Fund
20.3%	Global Growth and Income Fund
20.2%	Growth-Income Fund
25.2%	Capital Income Builder®
7.6%	Bond Fund
7.6%	Global Bond Fund
3.9%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds will primarily consist of equity funds in the growth, growth-and-income and equity-income categories. However, the fund may also invest in fixed income funds.

For the six months ended June 30, 2019, the fund’s shares had a return of 11.04%.

American Funds Managed Risk Global Allocation Portfolio

Underlying allocations as of 6/30/19:
15.4%	Global Growth Fund
10.2%	International Fund
20.5%	Global Growth and Income Fund
10.1%	Asset Allocation Fund
25.4%	Global Balanced Fund
15.2%	Global Bond Fund
3.2%	Cash & equivalents in support of managed risk strategy*,†

The fund’s investment objective is to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection. The fund will attempt to achieve its investment objective by investing in a mix of AFIS funds in different combinations and weightings, while seeking to manage portfolio volatility and to provide downside protection primarily through the use of exchange-traded futures contracts. The underlying AFIS funds may include growth, growth-and-income, equity-income, balanced, asset allocation and fixed income funds.

For the six months ended June 30, 2019, the fund’s shares had a return of 12.55%.

The Portfolio Series funds are actively monitored; allocations and funds may change.

*	Cash and equivalents includes short-term securities, accrued income and other assets less liabilities. It also may include investments in money market or similar funds managed by the investment adviser or its affiliates that are not offered to the public.
†	The managed risk strategy is operated by Milliman Financial Risk Management LLC. Futures contracts may not provide an effective hedge of the underlying securities because changes in the prices of futures contracts may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the fund from market declines and will limit the fund’s participation in market gains. The use of the managed risk strategy could cause the fund’s return to lag that of the underlying funds in certain rising market conditions.

4	American Funds Insurance Series – Portfolio Series

American Funds Global Growth Portfolio

Investment portfolio June 30, 2019	unaudited

Growth funds 70.08%	Shares	Value (000)
American Funds Insurance Series - Global Growth Fund, Class 1	487,214	$14,368
American Funds Insurance Series - New World Fund, Class 1	399,330	9,592
American Funds Insurance Series - Global Small Capitalization Fund, Class 1	195,789	4,803
American Funds Insurance Series - Growth Fund, Class 1	65,424	4,767

Total growth funds (cost: $31,741,000)		33,530

Growth-and-income funds 30.00%
American Funds Insurance Series - Global Growth and Income Fund, Class 1	974,205	14,350

Total growth-and-income funds (cost: $13,843,000)		14,350
Total investment securities 100.08% (cost: $45,584,000)		47,880
Other assets less liabilities (0.08)%		(38)

Net assets 100.00%		$47,842

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized (loss) gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2019 (000)
Growth funds 70.08%
American Funds Insurance Series - Global Growth Fund, Class 1	414,266	102,164	29,216	487,214	$(40)	$1,647	$23	$14,368
American Funds Insurance Series - New World Fund, Class 1	338,771	85,443	24,884	399,330	4	1,072	20	9,592
American Funds Insurance Series - Global Small Capitalization Fund, Class 1	163,807	44,731	12,749	195,789	(26)	493	4	4,803
American Funds Insurance Series - Growth Fund, Class 1	51,065	17,669	3,310	65,424	(8)	131	11	4,767
								33,530
Growth-and-income funds 30.00%
American Funds Insurance Series - Global Growth and Income Fund, Class 1	819,083	207,288	52,166	974,205	(40)	1,502	50	14,350
Total 100.08%					$(110)	$4,845	$108	$47,880

See notes to financial statements.

American Funds Insurance Series – Portfolio Series	5

American Funds Growth and Income Portfolio

Investment portfolio June 30, 2019	unaudited

Growth funds 15.02%	Shares	Value (000)
American Funds Insurance Series - Growth Fund, Class 1	437,399	$31,873

Total growth funds (cost: $31,472,000)		31,873

Growth-and-income funds 30.06%
American Funds Insurance Series - Growth-Income Fund, Class 1	898,572	42,494
American Funds Insurance Series - Global Growth and Income Fund, Class 1	1,446,855	21,312

Total growth-and-income funds (cost: $62,543,000)		63,806

Equity-income and Balanced funds 24.96%
American Funds Insurance Series - Capital Income Builder, Class 1	5,218,441	52,967

Total equity-income and balanced funds (cost: $51,476,000)		52,967

Fixed income funds 30.04%
American Funds Insurance Series - Bond Fund, Class 1	3,828,621	42,574
American Funds Insurance Series - Global Bond Fund, Class 1	1,752,521	21,171

Total fixed income funds (cost: $61,936,000)		63,745
Total investment securities 100.08% (cost: $207,427,000)		212,391
Other assets less liabilities (0.08)%		(166)

Net assets 100.00%		$212,225

6	American Funds Insurance Series – Portfolio Series

American Funds Growth and Income Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized loss (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2019 (000)
Growth funds 15.02%
American Funds Insurance Series - Growth Fund, Class 1	357,569	97,358	17,528	437,399	$(6)	$974	$76	$31,873
Growth-and-income funds 30.06%
American Funds Insurance Series - Growth-Income Fund, Class 1	735,529	186,081	23,038	898,572	(34)	1,350	139	42,494
American Funds Insurance Series - Global Growth and Income Fund, Class 1	1,267,630	236,316	57,091	1,446,855	(93)	2,347	75	21,312
								63,806
Equity-income and Balanced funds 24.96%
American Funds Insurance Series - Capital Income Builder, Class 1	4,458,865	898,007	138,431	5,218,441	(36)	3,714	785	52,967
Fixed income funds 30.04%
American Funds Insurance Series - Bond Fund, Class 1	3,282,224	696,451	150,054	3,828,621	(54)	2,396	232	42,574
American Funds Insurance Series - Global Bond Fund, Class 1	1,528,939	270,094	46,512	1,752,521	(4)	1,104	156	21,171
								63,745
Total 100.08%					$(227)	$11,885	$1,463	$212,391

See notes to financial statements.

American Funds Insurance Series – Portfolio Series	7

American Funds Managed Risk Growth Portfolio

Investment portfolio June 30, 2019	unaudited

Growth funds 45.70%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	4,474,027	$326,023
American Funds Insurance Series – International Fund, Class 1	6,665,132	131,636
American Funds Insurance Series – Global Small Capitalization Fund, Class 1	5,314,443	130,363

Total growth funds (cost: $567,264,000)		588,022

Growth-and-income funds 30.44%
American Funds Insurance Series – Growth-Income Fund, Class 1	5,529,328	261,482
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	10,323,268	130,176

Total growth-and-income funds (cost: $395,621,000)		391,658

Fixed income funds 20.32%
American Funds Insurance Series – Bond Fund, Class 1	23,514,562	261,482

Total fixed income funds (cost: $254,964,000)		261,482

Short-term securities 3.59%
Government Cash Management Fund	46,214,977	46,215

Total short-term securities (cost: $46,215,000)		46,215
Total investment securities 100.05% (cost: $1,264,064,000)		1,287,377
Other assets less liabilities (0.05)%		(623)

Net assets 100.00%		$1,286,754

Futures contracts
Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[1]	Value at 6/30/2019 (000)	[2]	Unrealized appreciation at 6/30/2019 (000)
5 Year U.S. Treasury Note Futures	Long	439	September 2019	$43,900		$51,871		$501

8	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2019 (000)
Growth funds 45.70%
American Funds Insurance Series – Growth Fund, Class 1	3,900,112	750,938	177,023	4,474,027	$1,568	$9,413	$777	$326,023
American Funds Insurance Series – International Fund, Class 1	6,058,851	745,111	138,830	6,665,132	(31)	12,857	224	131,636
American Funds Insurance Series – Global Small Capitalization Fund, Class 1	4,924,077	535,032	144,666	5,314,443	(379)	14,092	99	130,363
								588,022
Growth-and-income funds 30.44%
American Funds Insurance Series – Growth-Income Fund, Class 1	4,765,212	859,444	95,328	5,529,328	(32)	8,900	850	261,482
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	8,642,917	1,797,405	117,054	10,323,268	(54)	1,686	554	130,176
								391,658
Fixed income funds 20.32%
American Funds Insurance Series – Bond Fund, Class 1	21,057,734	3,219,972	763,144	23,514,562	(61)	14,811	1,452	261,482
Total 96.46%					$1,011	$61,759	$3,956	$1,241,162

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

American Funds Insurance Series – Portfolio Series	9

American Funds Managed Risk Growth and Income Portfolio

Investment portfolio June 30, 2019	unaudited

Growth funds 15.22%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	2,383,167	$173,662

Total growth funds (cost: $169,218,000)		173,662

Growth-and-income funds 40.53%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	15,727,651	231,668
American Funds Insurance Series – Growth-Income Fund, Class 1	4,879,933	230,772

Total growth-and-income funds (cost: $443,371,000)		462,440

Equity-income and Balanced funds 25.25%
American Funds Insurance Series – Capital Income Builder Fund, Class 1	28,375,401	288,011

Total equity-income and balanced funds (cost: $279,399,000)		288,011

Fixed income funds 15.12%
American Funds Insurance Series – Bond Fund, Class 1	7,755,223	86,238
American Funds Insurance Series – Global Bond Fund, Class 1	7,138,914	86,238

Total fixed income funds (cost: $167,817,000)		172,476

Short-term securities 3.93%
Government Cash Management Fund	44,836,259	44,836

Total short-term securities (cost: $44,836,000)		44,836
Total investment securities 100.05% (cost: $1,104,641,000)		1,141,425
Other assets less liabilities (0.05)%		(593)

Net assets 100.00%		$1,140,832

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[1]	Value at 6/30/2019 (000)	[2]	Unrealized appreciation at 6/30/2019 (000)
5 Year U.S. Treasury Note Futures	Long	426	September 2019	$42,600		$50,335		$632

10	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Growth and Income Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (loss) (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2019 (000)
Growth funds 15.22%
American Funds Insurance Series – Growth Fund, Class 1	2,122,993	391,973	131,799	2,383,167	$1,061	$5,052	$416	$173,662
Growth-and-income funds 40.53%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	15,008,970	1,448,133	729,452	15,727,651	1,148	24,419	816	231,668
American Funds Insurance Series – Growth-Income Fund, Class 1	4,331,416	692,664	144,147	4,879,933	316	7,846	756	230,772
								462,440
Equity-income and Balanced funds 25.25%
American Funds Insurance Series – Capital Income Builder, Class 1	25,927,865	2,667,732	220,196	28,375,401	79	20,557	4,339	288,011
Fixed income funds 15.12%
American Funds Insurance Series – Bond Fund, Class 1	7,154,050	881,702	280,529	7,755,223	(55)	4,951	476	86,238
American Funds Insurance Series – Global Bond Fund, Class 1	6,567,342	829,960	258,388	7,138,914	84	4,504	646	86,238
								172,476
Total 96.12%					$2,633	$67,329	$7,449	$1,096,589

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

American Funds Insurance Series – Portfolio Series	11

American Funds Managed Risk Global Allocation Portfolio

Investment portfolio June 30, 2019	unaudited

Growth funds 25.57%	Shares	Value (000)
American Funds Insurance Series – Global Growth Fund, Class 1	1,970,871	$58,121
American Funds Insurance Series – International Fund, Class 1	1,959,181	38,694

Total growth funds (cost: $92,818,000)		96,815

Growth-and-income funds 20.48%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	5,264,292	77,543

Total growth-and-income funds (cost: $74,741,000)		77,543

Asset allocation funds 10.12%
American Funds Insurance Series – Asset Allocation Fund, Class 1	1,699,588	38,326

Total asset allocation funds (cost: $38,053,000)		38,326

Equity-income and Balanced funds 25.41%
American Funds Insurance Series – Global Balanced Fund, Class 1	7,312,328	96,230

Total equity-income and balanced funds (cost: $87,717,000)		96,230

Fixed income funds 15.20%
American Funds Insurance Series – Global Bond Fund, Class 1	4,763,226	57,540

Total fixed income funds (cost: $55,918,000)		57,540

Short-term securities 3.27%
Government Cash Management Fund	12,384,031	12,384

Total short-term securities (cost: $12,384,000)		12,384
Total investment securities 100.05% (cost: $361,631,000)		378,838
Other assets less liabilities (0.05)%		(205)

Net assets 100.00%		$378,633

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	[1]	Value at 6/30/2019 (000)	[2]	Unrealized appreciation at 6/30/2019 (000)
5 Year U.S. Treasury Note Futures	Long	117	September 2019	$11,700		$13,824		$176

12	American Funds Insurance Series – Portfolio Series

American Funds Managed Risk Global Allocation Portfolio

Investments in affiliates

These holdings are affiliates of the fund under the Investment Company Act of 1940 since they are controlled by the same board of trustees as the series. Further details on these holdings and related transactions during the six months ended June 30, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 6/30/2019 (000)
Growth funds 25.57%
American Funds Insurance Series – Global Growth Fund, Class 1	1,885,673	181,056	95,858	1,970,871	$249	$6,851	$94	$58,121
American Funds Insurance Series – International Fund, Class 1	1,821,293	178,007	40,119	1,959,181	31	3,844	66	38,694
								96,815
Growth-and-income funds 20.48%
American Funds Insurance Series – Global Growth and Income Fund, Class 1	4,971,241	406,900	113,849	5,264,292	217	8,375	272	77,543
Asset allocation funds 10.12%
American Funds Insurance Series – Asset Allocation Fund, Class 1	1,504,731	202,378	7,521	1,699,588	12	1,913	170	38,326
Equity-income and Balanced funds 25.41%
American Funds Insurance Series – Global Balanced Fund, Class 1	6,949,481	396,261	33,414	7,312,328	45	10,548	122	96,230
Fixed income funds 15.20%
American Funds Insurance Series – Global Bond Fund, Class 1	4,381,941	548,440	167,155	4,763,226	1	3,065	429	57,540
Total 96.78%					$555	$34,596	$1,153	$366,454

[1]	Notional amount is calculated based on the number of contracts and notional contract size.
[2]	Value is calculated based on the notional amount and current market price.

See notes to financial statements.

American Funds Insurance Series – Portfolio Series	13

Financial statements

Statements of assets and liabilities at June 30, 2019	unaudited (dollars and shares in thousands, except per-share amounts)

		Global Growth Portfolio		Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
	Assets:
	Investment securities, at value:
	Unaffiliated issuers	$—		$—	$46,215	$44,836	$12,384
	Affiliated issuers	47,880		212,391	1,241,162	1,096,589	366,454
	Cash	—		—	—	—	24
	Cash pledged for futures contracts	—		—	319	309	85
	Receivables for:
	Sales of investments	6		—	—	209	114
	Sales of fund’s shares	—	*	129	1,927	495	—
	Dividends and interest	—		—	87	85	23
		47,886		212,520	1,289,710	1,142,523	379,084
	Liabilities:
	Payables for:
	Purchases of investments	—		128	1,822	468	—
	Repurchases of fund’s shares	6		1	9	223	120
	Investment advisory services	—		—	103	92	31
	Insurance administrative fees	28		124	766	681	225
	Services provided by related parties	10		41	251	223	74
	Trustees’ deferred compensation	—	*	1	5	4	1
		44		295	2,956	1,691	451
	Net assets at June 30, 2019	$47,842		$212,225	$1,286,754	$1,140,832	$378,633
	Net assets consist of:
	Capital paid in on shares of beneficial interest	$43,176		$198,198	$1,209,074	$1,063,098	$355,419
	Total distributable earnings	4,666		14,027	77,680	77,734	23,214
	Net assets at June 30, 2019	$47,842		$212,225	$1,286,754	$1,140,832	$378,633
	Investment securities, at cost:
	Unaffiliated issuers	$—		$—	$46,215	$44,836	$12,384
	Affiliated issuers	45,584		207,427	1,217,849	1,059,805	349,247
	Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 4:	Net assets	$47,842		$212,225
	Shares outstanding	3,947		18,598	Not applicable	Not applicable	Not applicable
	Net asset value per share	$12.12		$11.41
Class P2:	Net assets				$1,286,754	$1,140,832	$378,633
	Shares outstanding	Not applicable		Not applicable	118,853	105,514	34,915
	Net asset value per share				$10.83	$10.81	$10.84

*	Amount less than one thousand.

See notes to financial statements.

14	American Funds Insurance Series – Portfolio Series

Statements of operations for the six months ended June 30, 2019	unaudited (dollars in thousands)

	Global Growth Portfolio		Growth and Income Portfolio		Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio		Managed Risk Global Allocation Portfolio
Investment income:
Income:
Dividends from affiliated issuers	$108		$1,463		$3,956	$7,449		$1,153
Interest	—		—		479	469		135
	108		1,463		4,435	7,918		1,288
Fees and expenses:
Investment advisory services	—		—		888	793		264
Distribution services	54		239		1,480	1,322		439
Insurance administrative services	54		239		1,480	1,322		439
Transfer agent services	—	*	—	*	— *	—	*	—	*
Accounting and administrative services	—		—		13	12		10
Reports to shareholders	1		3		17	15		6
Registration statement and prospectus	3		7		38	32		16
Trustees’ compensation	—	*	1		4	3		1
Auditing and legal	—	*	—	*	1	—	*	—	*
Custodian	3		3		6	6		6
Other	19		—	*	1	1		—	*
Total fees and expenses before waivers/reimbursements	134		492		3,928	3,506		1,181
Less waivers/reimbursements of fees and expenses:
Investment advisory services waivers	—		—		296	264		88
Miscellaneous fee reimbursements	24		—		—	—		—	*
Total waivers/reimbursements of fees and expenses	24		—		296	264		88
Total fees and expenses after waivers/reimbursements	110		492		3,632	3,242		1,093
Net investment (loss) income	(2)		971		803	4,676		195

Net realized gain and unrealized appreciation:
Net realized (loss) gain on:
Investments in affiliated issuers	(110)		(227)		1,011	2,633		555
Futures contracts	—		—		(8,383)	(5,985)		(1,120)
Currency transactions	—		—		34	33		8
Capital gain distributions received from affiliated issuers	2,596		8,474		79,836	51,791		9,804
	2,487		8,246		72,498	48,472		9,247
Net unrealized appreciation (depreciation) on:
Investments in affiliated issuers	4,845		11,885		61,759	67,329		34,596
Futures contracts	—		—		(13,404)	(10,569)		(2,345)
	4,845		11,885		48,355	56,760		32,251
Net realized gain and unrealized appreciation	7,332		20,131		120,853	105,232		41,498

Net increase in net assets resulting from operations	$7,330		$21,102		$121,656	$109,908		$41,693

*	Amount less than one thousand.

See notes to financial statements.

American Funds Insurance Series – Portfolio Series	15

Statements of changes in net assets	(dollars in thousands)

	Global Growth Portfolio		Growth and Income Portfolio		Managed Risk Growth Portfolio
	Six months ended June 30 2019*	Year ended December 31 2018	Six months ended June 30 2019*	Year ended December 31 2018	Six months ended June 30 2019*	Year ended December 31 2018
Operations:
Net investment (loss) income	$(2)	$245	$971	$2,855	$803	$10,791
Net realized gain	2,487	2,153	8,246	5,620	72,498	43,262
Net unrealized (depreciation) appreciation	4,845	(6,338)	11,885	(15,194)	48,355	(102,297)
Net (decrease) increase in net assets resulting from operations	7,330	(3,940)	21,102	(6,719)	121,656	(48,244)

Distributions paid to shareholders	(2,363)	(1,014)	(7,605)	(6,019)	(64,537)	(41,982)

Net capital share transactions	7,335	10,636	30,357	46,992	156,194	260,046

Total increase in net assets	12,302	5,682	43,854	34,254	213,313	169,820

Net assets:
Beginning of period	35,540	29,858	168,371	134,117	1,073,441	903,621
End of period	$47,842	$35,540	$212,225	$168,371	$1,286,754	$1,073,441

	Managed Risk Growth and Income Portfolio		Managed Risk Global Allocation Portfolio
	Six months ended June 30 2019*	Year ended December 31 2018	Six months ended June 30 2019*	Year ended December 31 2018
Operations:
Net investment (loss) income	$4,676	$14,499	$195	$3,931
Net realized gain	48,472	29,949	9,247	10,447
Net unrealized (depreciation) appreciation	56,760	(93,375)	32,251	(39,571)
Net (decrease) increase in net assets resulting from operations	109,908	(48,927)	41,693	(25,193)

Distributions paid to shareholders	(48,886)	(38,256)	(16,129)	(6,441)

Net capital share transactions	106,074	209,432	28,488	105,547

Total increase in net assets	167,096	122,249	54,052	73,913

Net assets:
Beginning of period	973,736	851,487	324,581	250,668
End of period	$1,140,832	$973,736	$378,633	$324,581

*	Unaudited.

See notes to financial statements.

16	American Funds Insurance Series – Portfolio Series

Notes to financial statements	unaudited

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 28 different funds, including the Global Growth Portfolio, Growth and Income Portfolio, Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio (the “funds”). The other 23 funds in the series are covered in a separate report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), three of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily short positions on exchange-traded futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the series reserves the right to delay the implementation.

The investment objectives for each fund covered in this report are as follows:

Global Growth Portfolio — Seeks to provide long-term growth of capital.

Growth and Income Portfolio — Seeks to provide long-term growth of capital while providing current income.

Managed Risk Growth Portfolio — Seeks to provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Growth and Income Portfolio — Seeks to provide long-term growth of capital and current income while seeking to manage volatility and provide downside protection.

Managed Risk Global Allocation Portfolio — Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund offers one share class (Class 4 for Global Growth Portfolio and Growth and Income Portfolio, and Class P2 for the three managed risk funds). Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

American Funds Insurance Series – Portfolio Series	17

Fees and expenses — The fees and expenses of the underlying funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables.

Distributions paid to shareholders — Income dividends and capital gain distributions paid to shareholders are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Security valuation — The net asset value of each share class of each fund is calculated based on the reported net asset values of the underlying funds in which each fund invests. The net asset value of each underlying fund is calculated based on the policies and procedures of the underlying fund contained in each underlying fund’s statement of additional information. Generally, the funds and the underlying funds determine the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued.

Processes and structure — The series’ board of trustees has delegated authority to the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The series’ investment adviser classifies each fund’s assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. At June 30, 2019, all of the investment securities held by each fund were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Allocation risk — Investments in a fund are subject to risks related to the investment adviser’s allocation choices. The selection of the underlying funds and the allocation of a fund’s assets could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. Certain of the funds may invest in an underlying fixed-income fund that is a non-diversified investment company under the Investment Company Act of 1940. Poor performance by a single large holding in a non-diversified underlying fund would adversely affect such a fund’s investment results more than if the underlying fund were invested in a larger number of issuers.

18	American Funds Insurance Series – Portfolio Series

Fund structure — Each fund invests in underlying funds and incurs expenses related to the underlying funds. In addition, investors in each fund will incur fees to pay for certain expenses related to the operations of the fund. An investor holding the underlying funds directly and in the same proportions as a fund would incur lower overall expenses but would not receive the benefit of the portfolio management and other services provided by the fund, including the managed risk strategy.

Underlying fund risks — Because a fund’s investments consist of underlying funds, the fund’s risks are directly related to the risks of the underlying funds. For this reason, it is important to understand the risks associated with investing both in a fund and the applicable underlying funds.

Market conditions — The prices of, and the income generated by, the securities held by the underlying funds may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the underlying funds may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of an underlying fund’s securities and income provided by an underlying fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the underlying fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the underlying funds. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating an underlying fund’s net asset value and, accordingly, in calculating the underlying fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be

American Funds Insurance Series – Portfolio Series	19

dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by an underlying fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the underlying funds’ securities could cause the value of the underlying funds’ shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which an underlying fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The underlying funds’ investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and an underlying fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in an underlying fund having to reinvest the proceeds in lower yielding securities, effectively reducing the underlying fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the underlying fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — The underlying funds may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the underlying fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the underlying fund’s market exposure, and the market price of the securities that the underlying fund contracts to repurchase could drop below their purchase price. While the underlying fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the underlying fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the underlying fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

20	American Funds Insurance Series – Portfolio Series

Asset allocation — A certain fund’s percentage allocation to equity securities, debt securities and money market instruments (through its investments in the underlying funds) could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Currency — The prices of, and the income generated by, most debt securities held by the underlying funds may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of an underlying fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Liquidity risk — Certain underlying fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the underlying fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the funds and to the underlying funds actively manages each underlying fund’s investments. Consequently, the underlying funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause an underlying fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Investing in futures contracts — In addition to the risks generally associated with investing in derivative instruments, futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and futures commission merchants with which a fund transacts. Additionally, although futures require only a small initial investment in the form of a deposit of initial margin, the amount of a potential loss on a futures contract could greatly exceed the initial amount invested. While futures contracts are generally liquid instruments, under certain market conditions, futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in a futures contract if intraday price change limits or limits on trading volume imposed by the applicable futures exchange are triggered. If a fund is unable to close out a position on a futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the futures position. The ability of a fund to successfully utilize futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the futures in which it invests, a fund could be exposed to the risk of loss.

Hedging — There may be imperfect or even negative correlation between the prices of the futures contracts and the prices of the underlying securities. For example, futures contracts may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, a fund’s investment in exchange-traded futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying fund, or to those of unhedged funds in general.

Short positions — Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Nondiversification risk — As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than a diversified fund. Therefore, poor performance by a single large holding could adversely impact a managed risk fund’s investment results more than if the fund were invested in a larger number of issuers.

American Funds Insurance Series – Portfolio Series	21

Management — The managed risk funds are subject to the risk that the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Futures contracts — The managed risk funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in each fund’s statement of assets and liabilities.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, each fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations. The average month-end notional amount of futures contracts while held by Managed Risk Growth Portfolio, Managed Risk Growth and Income Portfolio and Managed Risk Global Allocation Portfolio was $388,187,000, $344,782,000 and $145,368,000, respectively.

The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and the effect on each fund’s statement of operations resulting from the managed risk funds’ use of futures contracts as of June 30, 2019 (dollars in thousands):

Managed Risk Growth Portfolio

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$501	Unrealized depreciation*	$—

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(596)	Net unrealized appreciation on futures contracts	$480
Futures	Equity	Net realized loss on futures contracts	(12,953)	Net unrealized depreciation on futures contracts	(9,225)
Futures	Interest	Net realized gain on futures contracts	5,166	Net unrealized depreciation on futures contracts	(4,659)
			$(8,383)		$(13,404)

22	American Funds Insurance Series – Portfolio Series

Managed Risk Growth and Income Portfolio

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$632	Unrealized depreciation*	$—

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(725)	Net unrealized appreciation on futures contracts	$550
Futures	Equity	Net realized loss on futures contracts	(9,515)	Net unrealized depreciation on futures contracts	(7,392)
Futures	Interest	Net realized gain on futures contracts	4,255	Net unrealized depreciation on futures contracts	(3,727)
			$(5,985)		$(10,569)

Managed Risk Global Allocation Portfolio

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$176	Unrealized depreciation*	$—

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Currency	Net realized loss on futures contracts	$(298)	Net unrealized appreciation on futures contracts	$244
Futures	Equity	Net realized loss on futures contracts	(1,850)	Net unrealized depreciation on futures contracts	(1,708)
Futures	Interest	Net realized gain on futures contracts	1,028	Net unrealized depreciation on futures contracts	(881)
			$(1,120)		$(2,345)

*	Includes cumulative appreciation (depreciation) on futures contracts as reported in the applicable table after each fund’s investment portfolio. Only current day’s variation margin is reported within the statements of assets and liabilities.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2019, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the period, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

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Distributions — Distributions paid to shareholders are based on each fund’s net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses and capital losses related to sales of certain securities within 30 days of purchase. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Additional tax basis disclosures for each fund are as follows (dollars in thousands):

	Global Growth Portfolio	Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
As of December 31, 2018:
Undistributed ordinary income	$346	$2,293	$12,914	$11,467	$4,937
Undistributed long-term capital gains	2,016	5,307	51,611	37,401	11,182
As of June 30, 2019:
Gross unrealized appreciation on investments	2,073	4,581	25,354	35,534	16,136
Gross unrealized depreciation on investments	—	—	(7,927)	—	—
Net unrealized appreciation on investments	2,073	4,581	17,427	35,534	16,136
Cost of investments	45,807	207,810	1,270,451	1,106,523	362,878

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Portfolio

	Six months ended June 30, 2019			Year ended December 31, 2018
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 4	$347	$2,016	$2,363	$454	$560	$1,014

Growth and Income Portfolio

	Six months ended June 30, 2019			Year ended December 31, 2018
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 4	$2,296	$5,309	$7,605	$2,701	$3,318	$6,019

Managed Risk Growth Portfolio

	Six months ended June 30, 2019			Year ended December 31, 2018
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P2	$12,919	$51,618	$64,537	$12,573	$29,409	$41,982

Managed Risk Growth and Income Portfolio

	Six months ended June 30, 2019			Year ended December 31, 2018
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P2	$11,473	$37,413	$48,886	$15,105	$23,151	$38,256

24	American Funds Insurance Series – Portfolio Series

Managed Risk Global Allocation Portfolio

	Six months ended June 30, 2019			Year ended December 31, 2018
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P2	$4,944	$11,185	$16,129	$2,830	$3,611	$6,441

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.150% of daily net assets for the three managed risk funds. CRMC receives investment advisory fees from the underlying funds. These fees are included in the net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — CRMC has agreed to waive a portion of the investment advisory services fees for the three managed risk funds. Investment advisory services fees are presented in each fund’s statement of operations gross of the waivers from CRMC. For the six months ended June 30, 2019, total investment advisory services fees waived by CRMC were $648,000.

Distribution services — The series has plans of distribution for all share classes. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.25% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 4	0.25%	0.25%
Class P2	0.25	0.50

Insurance administrative services — The series has an insurance administrative services plan for all share classes. Under the plan, each share class pays 0.25% of each insurance company’s respective average daily net assets to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to the funds. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC to provide administrative services to all of the funds. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. Prior to July 1, 2019, CRMC received administrative services fees at the annual rate of 0.01% of daily net assets from the Class 1 shares of the underlying funds for administrative services provided to the series. The series board of trustees authorized the underlying funds to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of daily net assets for its provision of administrative services.

American Funds Insurance Series – Portfolio Series	25

Accounting and administrative services — The three managed risk funds have a subadministration agreement with BNY Mellon under which each fund compensates BNY Mellon for providing accounting and administrative services. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Miscellaneous fee reimbursements — CRMC is currently reimbursing a portion of miscellaneous fees and expenses for Global Growth Portfolio and Managed Risk Global Allocation Portfolio. Miscellaneous expenses exclude investment advisory services and distribution services fees. For the six months ended June 30, 2019, total expenses reimbursed by CRMC were $24,000.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation in the fund’s statement of operations reflects the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

8. Capital share transactions

Capital share transactions in the funds were as follows (dollars and shares in thousands):

Global Growth Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2019

Class 4	$7,706	647	$2,363	199	$(2,734)	(227)	$7,335	619

Year ended December 31, 2018

Class 4	$13,835	1,138	$1,014	83	$(4,213)	(346)	$10,636	875

Growth and Income Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2019

Class 4	$29,928	2,645	$7,604	677	$(7,175)	(629)	$30,357	2,693

Year ended December 31, 2018

Class 4	$49,508	4,353	$6,019	537	$(8,535)	(752)	$46,992	4,138

26	American Funds Insurance Series – Portfolio Series

Managed Risk Growth Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2019

Class P2	$103,336	9,452	$64,537	6,066	$(11,679)	(1,074)	$156,194	14,444

Year ended December 31, 2018

Class P2	$241,331	21,764	$41,982	3,782	$(23,267)	(2,104)	$260,046	23,442

Managed Risk Growth and Income Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2019

Class P2	$74,104	6,852	$48,885	4,595	$(16,915)	(1,560)	$106,074	9,887

Year ended December 31, 2018

Class P2	$193,826	17,670	$38,256	3,541	$(22,650)	(2,083)	$209,432	19,128

Managed Risk Global Allocation Portfolio

	Sales		Reinvestments of distributions		Repurchases		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2019

Class P2	$20,827	1,944	$16,130	1,516	$(8,469)	(792)	$28,488	2,668

Year ended December 31, 2018

Class P2	$109,675	9,938	$6,441	591	$(10,569)	(986)	$105,547	9,543

9. Investment transactions

Each fund made purchases and sales of investment securities during the six months ended June 30, 2019, as follows (dollars in thousands):

	Global Growth Portfolio	Growth and Income Portfolio	Managed Risk Growth Portfolio	Managed Risk Growth and Income Portfolio	Managed Risk Global Allocation Portfolio
Purchases of investment securities*	$10,348	$38,790	$180,848	$128,375	$30,438
Sales of investment securities*	2,774	6,945	33,173	35,139	7,740

*	Excludes short-term securities and U.S. government obligations, if any.

American Funds Insurance Series – Portfolio Series	27

Financial highlights

		Income (loss) from investment operations[1]				Dividends and distributions						Ratio of expenses		Ratio of expenses
Period ended	Net asset value, beginning of period	Net investment (loss) income		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distribu- tions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	to average net assets before waivers/ reimburse- ments[3]		to average net assets after waivers/ reimburse- ments[2,3]		Net effective expense ratio[2,4]		Ratio of net (loss) income to average net assets[2]

Global Growth Portfolio

Class 4:
6/30/2019[5,6]	$10.68	$—	[7]	$2.07	$2.07	$(.09)	$(.54)	$(.63)	$12.12	19.54%[8]	$48	.62%[9]		.51%[9]		1.13%[9]		(.01)%[9]
12/31/2018	12.17	.08		(1.22)	(1.14)	(.12)	(.23)	(.35)	10.68	(9.77)	36	.59		.58		1.20		.69
12/31/2017	9.77	.12		2.59	2.71	(.06)	(.25)	(.31)	12.17	28.11	30	.62		.56		1.18		1.05
12/31/2016	9.45	.12		.29	.41	(.05)	(.04)	(.09)	9.77	4.42	13	.75		.56		1.18		1.30
12/31/2015[5,10]	10.00	.12		(.67)	(.55)	—	—	—	9.45	(5.50)[8]	6	1.02	[9]	.58	[9]	1.20	[9]	1.91	[9]

Growth and Income Portfolio

Class 4:
6/30/2019[5,6]	$10.59	$.06		$1.19	$1.25	$(.13)	$(.30)	$(.43)	$11.41	11.86%[8]	$212	.52%[9]		.52%[9]		.96%[9]		1.02%[9]
12/31/2018	11.40	.20		(.58)	(.38)	(.16)	(.27)	(.43)	10.59	(3.51)	168	.53		.53		.97		1.81
12/31/2017	10.13	.17		1.38	1.55	(.13)	(.15)	(.28)	11.40	15.43	134	.53		.53		.97		1.59
12/31/2016	9.61	.23		.38	.61	(.07)	(.02)	(.09)	10.13	6.41	66	.57		.55		.99		2.31
12/31/2015[5,10]	10.00	.20		(.58)	(.38)	(.01)	—	(.01)	9.61	(3.85)[8]	15	.79	[9]	.58	[9]	1.05	[9]	3.14	[9]

Managed Risk Growth Portfolio

Class P2:
6/30/2019[5,6]	$10.28	$.01		$1.12	$1.13	$(.12)	$(.46)	$(.58)	$10.83	11.05%[8]	$1,287	.66%[9]		.61%[9]		1.01%[9]		.14%[9]
12/31/2018	11.16	.12		(.53)	(.41)	(.14)	(.33)	(.47)	10.28	(3.98)	1,073	.66		.61		1.00		1.06
12/31/2017	9.76	.10		1.63	1.73	(.09)	(.24)	(.33)	11.16	18.00	904	.68		.63		1.03		.95
12/31/2016	9.39	.11		.26	.37	— [7]	—	— [7]	9.76	3.97	568	.77		.63		1.02		1.12
12/31/2015[5,10]	10.00	.18		(.70)	(.52)	(.09)	—	(.09)	9.39	(5.20)[8]	254	.86	[9]	.61	[9]	1.01	[9]	2.77	[9]

Managed Risk Growth and Income Portfolio

Class P2:
6/30/2019[5,6]	$10.18	$.05		$1.06	$1.11	$(.11)	$(.37)	$(.48)	$10.81	11.04%[8]	$1,141	.66%[9]		.61%[9]		1.07%[9]		.88%[9]
12/31/2018	11.13	.17		(.67)	(.50)	(.17)	(.28)	(.45)	10.18	(4.72)	974	.66		.61		1.07		1.54
12/31/2017	9.68	.15		1.44	1.59	(.12)	(.02)	(.14)	11.13	16.55	851	.68		.63		1.08		1.38
12/31/2016	9.36	.16		.19	.35	(.03)	—	(.03)	9.68	3.70	569	.77		.63		1.08		1.68
12/31/2015[5,10]	10.00	.18		(.73)	(.55)	(.09)	—	(.09)	9.36	(5.50)[8]	231	.86	[9]	.61	[9]	1.08	[9]	2.85	[9]

Managed Risk Global Allocation Portfolio

Class P2:
6/30/2019[5,6]	$10.07	$.01		$1.25	$1.26	$(.15)	$(.34)	$(.49)	$10.84	12.55%[8]	$379	.67%[9]		.62%[9]		1.20%[9]		.11%[9]
12/31/2018	11.04	.14		(.88)	(.74)	(.10)	(.13)	(.23)	10.07	(6.90)	325	.68		.63		1.20		1.27
12/31/2017	9.34	.10		1.67	1.77	(.07)	—	(.07)	11.04	19.03	251	.70		.63		1.19		.94
12/31/2016	9.24	.10		— [7]	.10	—	—	—	9.34	1.08	144	.77		.63		1.20		1.08
12/31/2015[5,10]	10.00	.14		(.81)	(.67)	(.09)	—	(.09)	9.24	(6.71)[8]	65	.90	[9]	.56	[9]	1.13	[9]	2.22	[9]

28	American Funds Insurance Series - Portfolio Series

	Six months ended	Year ended December 31			For the period ended
Portfolio turnover rate	June 30, 2019[5,6,8]	2018	2017	2016	December 31, 2015[5,8,10]
Global Growth Portfolio	6%	12%	10%	17%	32%
Growth and Income Portfolio	4	5	10	18	10
Managed Risk Growth Portfolio	3	4	7	6	4
Managed Risk Growth and Income Portfolio	3	4	10	3	4
Managed Risk Global Allocation Portfolio	2	3	8	13	15

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers/reimbursements by CRMC. During some of the periods shown, CRMC waived a portion of investment advisory services fees and reimbursed a portion of miscellaneous fees and expenses for Global Growth Portfolio, Growth and Income Portfolio, Managed Risk Growth Portfolio and Managed Risk Growth and Income Portfolio. During all of the periods shown, CRMC waived a portion of investment advisory services fees and reimbursed a portion of miscellaneous fees and expenses for Managed Risk Global Allocation Portfolio.
[3]	This column does not include expenses of the underlying funds in which each fund invests.
[4]	This column reflects the net effective expense ratios for each fund and class, which are unaudited. These ratios include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. See expense example for further information regarding fees and expenses.
[5]	Based on operations for a period that is less than a full year.
[6]	Unaudited.
[7]	Amount less than $.01.
[8]	Not annualized.
[9]	Annualized.
[10]	For the period May 1, 2015, commencement of operations, through December 31, 2015.

American Funds Insurance Series – Portfolio Series	29

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2019, through June 30, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	American Funds Insurance Series – Portfolio Series

	Beginning account value 1/1/2019	Ending account value 6/30/2019	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Global Growth Portfolio
Class 4 – actual return	$1,000.00	$1,195.37	$2.78	.51%	$6.15	1.13%
Class 4 – assumed 5% return	1,000.00	1,022.27	2.56	.51	5.66	1.13
Growth and Income Portfolio
Class 4 – actual return	$1,000.00	$1,118.59	$2.73	.52%	$5.04	.96%
Class 4 – assumed 5% return	1,000.00	1,022.22	2.61	.52	4.81	.96
Managed Risk Growth Portfolio
Class P2 – actual return	$1,000.00	$1,110.53	$3.19	.61%	$5.29	1.01%
Class P2 – assumed 5% return	1,000.00	1,021.77	3.06	.61	5.06	1.01
Managed Risk Growth and Income Portfolio
Class P2 – actual return	$1,000.00	$1,110.45	$3.19	.61%	$5.60	1.07%
Class P2 – assumed 5% return	1,000.00	1,021.77	3.06	.61	5.36	1.07
Managed Risk Global Allocation Portfolio
Class P2 – actual return	$1,000.00	$1,125.52	$3.27	.62%	$6.32	1.20%
Class P2 – assumed 5% return	1,000.00	1,021.72	3.11	.62	6.01	1.20

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

American Funds Insurance Series – Portfolio Series	31

Approval of Investment Advisory and Service Agreement — American Funds Insurance Series

Portfolio Series — American Funds Global Growth Portfolio

Portfolio Series — American Funds Growth and Income Portfolio

American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) with respect to the Portfolio Series — American Funds Global Growth Portfolio and Portfolio Series — American Funds Growth and Income Portfolio through April 30, 2020. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined in the exercise of their business judgment that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through September 30, 2018. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Portfolio Series — American Funds Global Growth Portfolio seeks to grow assets through investments in a wide variety of growth-oriented and dividend-paying companies around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Global Multi-Cap Growth Funds Average and (ii) the MSCI All Country World Index. They reviewed the results for the one-year, three-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history, and that the investment results of the fund were mixed compared to the results of these indexes for the lifetime period, and lower than the results of these indexes for the one-year and three-year periods.

Portfolio Series — American Funds Growth and Income Portfolio seeks to grow assets through a wide variety of stock investments, while providing income from dividend-paying companies and fixed income securities. The board and the committee reviewed the fund’s investment results measured against (i) the Lipper Mixed-Asset Target Allocation Moderate Funds Average, (ii) the Standard & Poor’s 500 Composite Index, (iii) the Bloomberg Barclays U.S. Aggregate Index and (iv) a customized index composed of 70% S&P 500 index and 30% Bloomberg Barclays index. They reviewed the results for the one-year, three-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history, and that the investment results of the fund were mixed compared to the results of these indexes.

32	American Funds Insurance Series – Portfolio Series

The board and the committee concluded that each fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the funds indicated that its continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the total expense levels of each fund to those of other relevant funds. They observed that the total expenses for Portfolio Series — American Funds Global Growth Portfolio were slightly above the median and average total expenses of those of the other funds included in the Lipper category described above, and that the total expenses for Portfolio Series — American Funds Growth and Income Portfolio were at or slightly above the median and average total expenses of the funds in the Lipper category described above.

The board and the committee also reviewed the fee schedule of the funds (including the fees and total expenses of the underlying American Funds in which the funds invest) to those of other relevant funds. The board and committee noted CRMC’s prior elimination of the entire advisory fee payable by the funds under the agreement. The board and committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding the effective advisory fees charged to other clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the underlying funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the underlying funds and the other clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the funds.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the funds, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the funds.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They also considered CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

American Funds Insurance Series – Portfolio Series	33

Approval of Investment Advisory and Service Agreement and Subadvisory Agreement — American Funds Insurance Series

Portfolio Series — American Funds Managed Risk Growth Portfolio

Portfolio Series — American Funds Managed Risk Growth and Income Portfolio

Portfolio Series — American Funds Managed Risk Global Allocation Portfolio

American Funds Insurance Series’ board has approved the series’ Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) through April 30, 2020. The board has also approved the series’ Subadvisory Agreement (the “subadvisory agreement”) with CRMC and Milliman Financial Risk Management LLC (“Milliman FRM”) for the same term. The subadvisory agreement was amended to add an additional subadvisory fee breakpoint when the funds’ net assets exceed $10 billion. The advisory and subadvisory agreements are jointly referred to below as the “agreements.” The board approved the agreements following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The board and the committee determined in the exercise of their business judgment that each fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreements was in the best interests of each fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreements, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, compliance, trading, portfolio accounting and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of the oversight of Milliman FRM’s services provided by CRMC, the administrative, compliance and shareholder services provided by CRMC to the funds under the agreement and other agreements, as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

The board and the committee also considered the depth and quality of Milliman FRM’s investment management process, including its experience in applying the Milliman Managed Risk Strategy to other funds in the series and risk management services for other clients; the experience, capability and integrity of its senior management and other personnel; and the services provided to each fund under the subadvisory agreement. The board and the committee concluded that the nature, extent and quality of the services provided by Milliman FRM have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of each fund in light of its objectives. They compared each fund’s investment results with relevant benchmarks, such as market indexes and fund averages, over various periods through September 30, 2018. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results.

Portfolio Series — American Funds Managed Risk Growth Portfolio seeks to grow assets through exposure to a diverse mix of stocks of companies around the world with strong growth potential. The board and the committee reviewed the fund’s investment results measured against (i) the Standard & Poor’s 500 Composite Index and (ii) the S&P 500 Managed Risk Index — Moderate. They reviewed the results for the one-year, three-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history, and that the investment results of the fund were lower compared to the results of these indexes.

34	American Funds Insurance Series – Portfolio Series

Portfolio Series — American Funds Managed Risk Growth and Income Portfolio seeks to grow assets through a wide variety of stock investments, while providing income from dividend-paying companies and fixed income securities, and striving to manage volatility. The board and the committee reviewed the fund’s investment results measured against (i) the Standard & Poor’s 500 Composite Index and (ii) the S&P 500 Managed Risk Index — Moderate. They reviewed the results for the one-year, three-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history, and that the investment results of the fund were lower compared to the results of these indexes.

Portfolio Series — American Funds Managed Risk Global Allocation Portfolio seeks to grow assets through a wide variety of investments in stocks and bonds from issuers around the world. The board and the committee reviewed the fund’s investment results measured against (i) the Standard & Poor’s Global LargeMidCap Managed Risk Index — Moderate and (ii) the MSCI All Country World Index. They reviewed the results for the one-year, three-year and lifetime periods, and placed greater emphasis on longer term periods. They noted the fund’s relatively short history, and that the investment results of the fund were lower compared to the results of these indexes.

The board and the committee also considered the volatility of the funds compared with the S&P 500 Managed Risk indexes noted above and those of asset allocation and balanced funds with volatility management analytics for the nine-month, one-year and three-year periods and lifetime of each fund through September 30, 2018. They noted that the volatility of Portfolio Series — American Funds Managed Risk Growth Portfolio and Portfolio Series — American Funds Managed Risk Global Allocation Portfolio was higher than the volatility of its respective S&P 500 Managed Risk index, higher than the average of its respective peer group of funds and higher than most of the selected funds for all periods. They also noted that the volatility of Portfolio Series — American Funds Managed Risk Growth and Income Portfolio was lower than that of the S&P 500 Managed Risk index for the three-year and lifetime periods, but higher than the S&P 500 Managed Risk index for the other periods, and higher than the average of its peer group of funds and most of the selected funds for all periods. The board and the committee concluded that each fund’s investment results and the services provided by Milliman FRM have been satisfactory for renewal of the agreement, and that CRMC’s and Milliman FRM’s record in managing the funds indicated that their continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the total expense levels of each fund to those of other relevant funds. The board and the committee noted CRMC’s waiver of a portion of the advisory fee payable by each fund under the advisory agreement, CRMC’s commitment not to remove the waiver without board approval and CRMC’s agreement to pay the fees due to Milliman FRM under the subadvisory agreement. They observed that the total expenses for Portfolio Series — American Funds Managed Risk Growth Portfolio were lower than the median and average of the other funds in the Lipper International Small/Mid-Cap Growth Funds category, that the total expenses for Portfolio Series — American Funds Managed Risk Growth and Income Portfolio were lower than the median and average of the other funds in the Lipper International Multi-Cap Growth Funds category, and that the total expenses for Portfolio Series — American Funds Managed Risk Global Allocation Portfolio were above the median and average of the other funds in the Lipper Mixed-Asset Target Allocation Growth Funds category. The board and the committee also considered the advisory fees payable by the funds and determined that they were reasonable.

The board and the committee also considered the breakpoint discounts in each underlying fund’s advisory fee structure that reduce the level of fees charged by CRMC to the underlying fund as its assets increase. In addition, they reviewed information regarding advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fee schedule for the funds and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and marketing differences between advising the funds and the other clients. They also reviewed the fees paid to Milliman FRM by other funds which it advised or subadvised. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services that CRMC provided, directly and through Milliman FRM, and that each fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by the funds.

American Funds Insurance Series – Portfolio Series	35

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the series and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the series’ principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the funds, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee also reviewed similar ancillary benefits received by Milliman FRM as a result of its relationship with the series. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC (and indirectly to Milliman FRM) by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They also considered CRMC’s sharing of any economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and each fund’s shareholders.

36	American Funds Insurance Series – Portfolio Series

Office of the series
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606

Custodians of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Bank of New York Mellon
(Managed Risk Funds only)
One Wall Street
New York, NY 10286

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm
PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“Proxy Voting Guidelines for American Funds Insurance Series — Portfolio Series” — which describes how we vote proxies relating to the underlying funds held in the portfolios —is available on the American Funds website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

American Funds Insurance Series — Portfolio Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of American Funds Insurance Series — Portfolio Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series — Portfolio Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after September 30, 2019, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2019 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series superior outcomes

American Funds Insurance Series equity funds have beaten their comparable Lipper indexes in 91% of 10-year periods and 100% of 20-year periods.2 Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.4

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2019.
[2]	Based on Class 1 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Global Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Blue Chip Income and Growth Fund, Growth-Income Fund), Balanced Funds Index (Asset Allocation Fund), Core Bond Funds Index (Bond Fund), Global Income Funds Index (Global Bond Fund), High Yield Funds Index (High-Income Bond Fund), Ultra-Short Obligation Funds Index (Ultra-Short Bond Fund) and General U.S. Government Funds Index (U.S. Government/AAA-Rated Securities Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Thomson Reuters Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2018. Four of our five fixed income funds showed a three-year correlation below 0.1. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American Funds Insurance Series®

Global Growth Fund

Investment portfolio

June 30, 2019

unaudited

Common stocks 95.03% Information technology 26.07%	Shares	Value (000)
ASML Holding NV	648,442	$135,480
ASML Holding NV (New York registered)	517,300	107,562
Microsoft Corp.	1,715,100	229,755
Taiwan Semiconductor Manufacturing Co., Ltd.	27,188,000	209,209
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	335,000	13,122
Visa Inc., Class A	1,142,800	198,333
Broadcom Inc.	487,050	140,202
Temenos AG	637,000	113,964
Paycom Software, Inc.1	357,000	80,939
PagSeguro Digital Ltd., Class A1	1,340,900	52,255
Adyen NV1	56,700	43,752
SimCorp AS	425,000	41,113
Adobe Inc.1	135,000	39,778
Amphenol Corp., Class A	373,500	35,834
Hexagon AB, Class B	477,200	26,496
Zendesk, Inc.1	287,000	25,552
Network International Holdings PLC1	3,173,000	23,895
EPAM Systems, Inc.1	122,000	21,118
Mastercard Inc., Class A	76,500	20,237
Jack Henry & Associates, Inc.	98,000	13,124
Amadeus IT Group SA, Class A, non-registered shares	164,200	13,006
Autodesk, Inc.1	77,000	12,543
Intel Corp.	248,000	11,872
Worldline SA, non-registered shares1	162,000	11,789
Keyence Corp.	19,000	11,654
Infosys Ltd.	962,838	10,210
StoneCo Ltd., Class A1	208,000	6,153
		1,648,947
Consumer discretionary 20.03%
Amazon.com, Inc.1	225,100	426,256
Alibaba Group Holding Ltd. (ADR)1	931,050	157,766
Takeaway.com NV1	740,000	69,336
Naspers Ltd., Class N	277,000	67,249
Home Depot, Inc.	227,000	47,209
Ocado Group PLC1	3,115,000	46,165
Just Eat PLC1	5,292,000	42,004
Moncler SpA	915,000	39,121
NIKE, Inc., Class B	427,500	35,889
Cie. Financière Richemont SA, Class A	320,350	27,185
LVMH Moët Hennessy-Louis Vuitton SE	59,000	25,111
Tiffany & Co.	259,700	24,318
Valeo SA, non-registered shares	727,000	23,643
Wynn Macau, Ltd.	10,510,400	23,546
MGM China Holdings, Ltd.	12,708,000	21,604
McDonald’s Corp.	93,000	19,312
Meituan Dianping, Class B1	2,180,200	19,118

American Funds Insurance Series — Global Growth Fund — Page 1 of 176

unaudited

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
EssilorLuxottica	124,835	$16,289
Sodexo SA	122,000	14,261
Melco Resorts & Entertainment Ltd. (ADR)	606,000	13,162
GVC Holdings PLC	1,559,000	12,905
Sony Corp.	243,000	12,730
MGM Resorts International	437,000	12,485
ASOS PLC1	370,000	11,982
Maruti Suzuki India Ltd.	120,000	11,360
Restaurant Brands International Inc.	155,000	10,779
Marriott International, Inc., Class A	74,000	10,382
Fast Retailing Co., Ltd.	16,100	9,726
Suzuki Motor Corp.	182,000	8,548
Cairn Homes PLC1	5,615,000	7,572
		1,267,013
Financials 10.75%
AIA Group Ltd.	15,004,900	161,829
Kotak Mahindra Bank Ltd.	3,671,000	78,555
JPMorgan Chase & Co.	614,600	68,712
MarketAxess Holdings Inc.	211,000	67,820
Tradeweb Markets Inc., Class A	1,501,303	65,772
CME Group Inc., Class A	165,200	32,067
AXA SA	966,000	25,374
Prudential PLC	1,141,962	24,886
GT Capital Holdings, Inc.	1,295,075	23,760
Société Générale	818,650	20,684
Moscow Exchange MICEX-RTS PJSC	12,640,000	18,020
Berkshire Hathaway Inc., Class A1	54	17,191
ORIX Corp.	1,017,000	15,168
BlackRock, Inc.	30,600	14,361
Banco Santander, SA	2,946,020	13,669
Macquarie Group Ltd.	125,000	11,004
FinecoBank SpA	960,000	10,709
Sberbank of Russia PJSC (ADR)	645,500	9,928
		679,509
Health care 10.02%
UnitedHealth Group Inc.	324,200	79,108
Merck & Co., Inc.	886,000	74,291
Boston Scientific Corp.1	1,638,200	70,410
AstraZeneca PLC	721,300	58,973
Mettler-Toledo International Inc.1	65,000	54,600
Fisher & Paykel Healthcare Corp. Ltd.	3,680,000	38,220
DexCom, Inc.1	207,000	31,017
Cigna Corp.	177,511	27,967
Bayer AG	363,860	25,214
Pfizer Inc.	555,000	24,042
Regeneron Pharmaceuticals, Inc.1	64,200	20,095
Straumann Holding AG	22,200	19,589
Zoetis Inc., Class A	155,000	17,591
Novartis AG	189,000	17,270
Vertex Pharmaceuticals Inc.1	89,000	16,321
Hologic, Inc.1	330,000	15,847
Biogen Inc.1	57,600	13,471
Sanofi	135,000	11,653

American Funds Insurance Series — Global Growth Fund — Page 2 of 176

unaudited

Common stocks (continued) Health care (continued)	Shares	Value (000)
bioMérieux SA	135,000	$11,183
Demant A/S1	228,540	7,106
		633,968
Communication services 8.04%
Alphabet Inc., Class A1	115,600	125,171
Alphabet Inc., Class C1	71,052	76,801
Tencent Holdings Ltd.	2,230,000	100,656
Facebook, Inc., Class A1	421,640	81,377
Nintendo Co., Ltd.	165,100	60,472
SoftBank Group Corp.	574,600	27,527
Altice USA, Inc., Class A1	800,000	19,480
CBS Corp., Class B	334,850	16,709
		508,193
Consumer staples 7.75%
British American Tobacco PLC	2,970,800	103,713
Nestlé SA	739,650	76,571
Altria Group, Inc.	1,125,000	53,269
Philip Morris International Inc.	660,500	51,869
Keurig Dr Pepper Inc.	1,624,000	46,934
General Mills, Inc.	514,000	26,995
Walgreens Boots Alliance, Inc.	459,700	25,132
Coca-Cola European Partners PLC	397,000	22,431
Associated British Foods PLC	595,000	18,611
Costco Wholesale Corp.	59,500	15,724
Uni-Charm Corp.	455,000	13,690
Coca-Cola HBC AG (CDI)1	336,700	12,708
Coca-Cola FEMSA, SAB de CV, Series L	1,965,000	12,194
Mondelez International, Inc.	192,000	10,349
		490,190
Industrials 7.34%
Airbus SE, non-registered shares	1,093,500	155,029
MTU Aero Engines AG	167,000	39,783
Alliance Global Group, Inc.	111,060,000	33,469
Geberit AG	65,000	30,363
ASSA ABLOY AB, Class B	1,170,000	26,446
Bunzl PLC	956,000	25,216
Middleby Corp.1	181,200	24,589
DSV A/S	248,500	24,403
Safran SA	164,000	24,028
IDEX Corp.	122,400	21,070
Boeing Co.	51,300	18,674
General Electric Co.	1,260,000	13,230
SMC Corp.	34,000	12,668
NIBE Industrier AB, Class B	817,914	11,974
Edenred SA	64,815	3,306
		464,248
Materials 2.88%
Sherwin-Williams Co.	155,500	71,264
Barrick Gold Corp. (GBP denominated)	1,532,000	24,181
Glencore PLC	6,150,000	21,349
CCL Industries Inc., Class B, nonvoting shares	375,000	18,390

American Funds Insurance Series — Global Growth Fund — Page 3 of 176

unaudited

Common stocks (continued) Materials (continued)	Shares	Value (000)
Koninklijke DSM NV	124,000	$15,327
Linde PLC (EUR denominated)	65,000	13,056
Air Liquide SA2	79,200	11,082
DuPont de Nemours Inc.	60,809	4,565
Corteva, Inc.	90,809	2,685
		181,899
Energy 2.15%
Reliance Industries Ltd.1	1,795,200	32,589
Gazprom PJSC (ADR)	4,173,000	30,571
LUKOIL Oil Co. PJSC (ADR)	306,700	25,892
Royal Dutch Shell PLC, Class B	381,000	12,488
Baker Hughes, a GE Co., Class A	470,000	11,576
Concho Resources Inc.	111,500	11,505
CNOOC Ltd.	6,600,000	11,288
		135,909
Total common stocks (cost: $3,750,476,000)		6,009,876
Preferred securities 1.65% Health care 1.24%
Sartorius AG, nonvoting preferred, non-registered shares	381,500	78,215
Information technology 0.41%
Samsung Electronics Co., Ltd., nonvoting preferred shares	792,250	26,245
Total preferred securities (cost: $43,479,000)		104,460
Short-term securities 2.81% Money market investments 2.81%
Capital Group Central Cash Fund	1,777,531	177,735
Total short-term securities (cost: $177,737,000)		177,735
Total investment securities 99.49% (cost: $3,971,692,000)		6,292,071
Other assets less liabilities 0.51%		32,058
Net assets 100.00%		$6,324,129

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $11,082,000, which represented .18% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
CDI = CREST Depository Interest
EUR = Euros
GBP = British pounds

American Funds Insurance Series — Global Growth Fund — Page 4 of 176

Global Small Capitalization Fund

Investment portfolio

June 30, 2019

unaudited

Common stocks 92.20% Health care 22.81%	Shares	Value (000)
GW Pharmaceuticals PLC (ADR)1	823,718	$142,001
Insulet Corp.1	1,045,455	124,806
Haemonetics Corp.1	577,000	69,436
CONMED Corp.	611,700	52,343
Integra LifeSciences Holdings Corp.1	906,825	50,646
Notre Dame Intermédica Participações S.A.	4,090,900	42,955
iRhythm Technologies, Inc.1	510,500	40,370
Allakos Inc.1,2	886,580	38,416
China Biologic Products Holdings, Inc.1,2	399,900	38,110
PRA Health Sciences, Inc.1	348,900	34,593
Cortexyme, Inc.1,2	695,324	29,558
Osstem Implant Co., Ltd.1	412,245	26,742
Mani, Inc.	405,700	26,002
Allogene Therapeutics, Inc.1	653,594	17,549
Allogene Therapeutics, Inc.1,2	280,589	7,534
NuCana PLC (ADR)1,2,3	2,067,724	21,463
Nakanishi Inc.	1,122,000	20,595
Medacta Group SA1	212,200	19,172
Ultragenyx Pharmaceutical Inc.1	283,374	17,994
Bluebird Bio, Inc.1	135,415	17,225
Encompass Health Corp.	256,000	16,220
Wright Medical Group NV1	519,600	15,495
BioMarin Pharmaceutical Inc.1	172,000	14,732
LivaNova PLC1	204,100	14,687
Fleury SA, ordinary nominative	2,354,000	13,088
Hikma Pharmaceuticals PLC	580,000	12,684
WuXi Biologics (Cayman) Inc.1	1,412,000	12,680
CryoLife, Inc.1	402,390	12,044
CompuGroup Medical SE	137,400	11,093
Cansino Biologics Inc., Class H1	1,857,200	7,917
NuVasive, Inc.1	110,000	6,439
Madrigal Pharmaceuticals, Inc.1	58,000	6,079
Divi’s Laboratories Ltd.	260,000	6,015
Amplifon SpA	213,000	4,980
Guardant Health, Inc.1	57,027	4,923
Genomma Lab Internacional, SAB de CV, Series B1,2	5,400,000	4,901
Piramal Enterprises Ltd.	127,741	3,602
AddLife AB, Class B	109,192	3,410
Neuronetics, Inc.1	225,743	2,824
		1,011,323
Information technology 17.67%
Paycom Software, Inc.1	217,261	49,257
Ceridian HCM Holding Inc.1	842,177	42,277
Alteryx, Inc., Class A1	355,600	38,803
Net One Systems Co., Ltd.	1,313,765	36,130

American Funds Insurance Series — Global Small Capitalization Fund — Page 5 of 176

unaudited

Common stocks (continued) Information technology (continued)	Shares	Value (000)
Cree, Inc.1	639,900	$35,950
HubSpot, Inc.1	178,600	30,455
Qorvo, Inc.1	449,200	29,921
SimCorp AS	303,128	29,324
Bechtle AG, non-registered shares	233,105	26,771
Network International Holdings PLC1	3,303,062	24,875
Kingdee International Software Group Co. Ltd.2	22,773,374	24,634
Inphi Corp.1	487,000	24,399
Carel Industries SpA2	1,947,251	23,692
Euronet Worldwide, Inc.1	124,200	20,895
Elastic NV, non-registered shares1,2	263,910	19,704
Anaplan, Inc.1	341,133	17,217
Jenoptik AG	497,152	16,083
Nuance Communications, Inc.1	946,232	15,111
Avast PLC	3,919,000	14,931
BE Semiconductor Industries, NV	540,600	13,917
DocuSign, Inc.1	266,067	13,226
Hamamatsu Photonics KK	333,053	12,959
Silicon Laboratories Inc.1	122,000	12,615
Coupa Software Inc.1	97,800	12,382
Everbridge, Inc.1	138,140	12,352
Cognex Corp.	250,000	11,995
Pegasystems Inc.	165,000	11,750
X-FAB Silicon Foundries SE1	1,905,747	10,727
Vanguard International Semiconductor Corp.	4,910,000	10,307
Megaport Ltd.1,2	2,100,000	9,627
Faraday Technology Corp.	5,277,000	8,206
MACOM Technology Solutions Holdings, Inc.1	539,900	8,169
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., Class H2	3,786,000	7,725
Endurance International Group Holdings, Inc.1	1,597,556	7,668
InterXion Holding NV, non-registered shares1	100,000	7,609
Lumentum Holdings Inc.1	142,000	7,584
AAC Technologies Holdings Inc.	1,305,561	7,412
Instructure, Inc.1	158,700	6,745
Topcon Corp.	523,710	6,548
SUNeVision Holdings Ltd.	7,500,000	6,529
Maxlinear, Inc.1	270,000	6,329
Kingboard Holdings Ltd.	2,039,000	5,677
Nordic Semiconductor ASA1,2	1,242,294	5,214
Semtech Corp.1	100,000	4,805
INFICON Holding AG	7,397	4,512
Pagerduty, Inc.1,2	86,800	4,084
Nohmi Bosai Ltd.	184,800	3,942
MongoDB, Inc., Class A1,2	25,000	3,802
Lightspeed POS Inc., subordinate voting shares1	136,300	3,790
Okta, Inc., Class A1	27,263	3,367
Tufin Software Technologies Ltd.1,2	98,300	2,545
RAKUS Co., Ltd.	101,400	2,453
Sansan, Inc.1	45,000	2,371
WIN Semiconductors Corp.	340,489	2,182
VTech Holdings Ltd.	108,500	971
AGTech Holdings Ltd.1,2	12,840,000	789
Viavi Solutions Inc.1	18,300	243
		783,557

American Funds Insurance Series — Global Small Capitalization Fund — Page 6 of 176

unaudited

Common stocks (continued) Industrials 15.32%	Shares	Value (000)
International Container Terminal Services, Inc.	22,581,620	$64,525
frontdoor, inc.1	1,267,200	55,187
Nihon M&A Center Inc.	1,829,192	43,840
Tomra Systems ASA	859,334	28,247
Rheinmetall AG	216,500	26,501
Bravida Holding AB	2,900,084	25,702
Marel hf., non-registered shares (ISK denominated)	5,419,903	23,878
Marel hf., non-registered shares (EUR denominated)1	333,333	1,463
Curtiss-Wright Corp.	185,484	23,581
VARTA AG, non-registered shares1	362,613	22,513
Nolato AB, Class B	348,000	21,230
Meggitt PLC	2,870,300	19,100
IMCD NV	202,544	18,563
Tsubaki Nakashima Co., Ltd.	1,108,361	18,124
Grafton Group PLC, units	1,535,714	15,719
Bingo Industries Ltd.2	9,906,990	15,719
ManpowerGroup Inc.	160,000	15,456
Matson, Inc.	374,000	14,530
I.M.A. Industria Macchine Automatiche SpA	170,569	14,130
Trust Tech Inc.2	944,400	13,402
Aerojet Rocketdyne Holdings, Inc.1	295,000	13,207
VAT Group AG	106,300	13,094
BWX Technologies, Inc.	235,665	12,278
Johnson Electric Holdings Ltd.	4,818,000	10,288
Aalberts NV, non-registered shares	250,000	9,827
BELIMO Holding AG	1,495	9,189
Interpump Group SpA	297,000	9,139
Greaves Cotton Ltd.	4,244,540	8,935
Avon Rubber PLC	508,000	8,800
Nabtesco Corp.2	316,000	8,775
Centre Testing International Group Co., Ltd.	5,382,750	8,464
Coor Service Management Holding AB	887,667	8,202
Instalco AB	857,000	8,057
Carborundum Universal Ltd.	1,380,000	7,140
J. Kumar Infraprojects Ltd.	2,901,000	6,773
Fluidra, SA, non-registered shares1	480,060	6,343
The Brink’s Co.	73,800	5,991
Sunny Friend Environmental Technology Co., Ltd.1	660,000	5,875
PayPoint PLC	476,000	5,864
Cleanaway Waste Management Ltd. (Australia)	3,261,470	5,335
Diploma PLC	221,000	4,300
Klingelnberg AG1	122,000	4,262
Middleby Corp.1	31,000	4,207
Europcar Mobility Group SA2	543,840	3,874
Boyd Group Income Fund	29,600	3,740
Havells India Ltd.	218,937	2,493
Addtech AB, Class B	81,800	2,484
Spirax-Sarco Engineering PLC	7,900	921
		679,267
Consumer discretionary 12.38%
Five Below, Inc.1	317,400	38,094
Mattel, Inc.1,2	3,238,800	36,307
Melco International Development Ltd.	15,579,000	34,542
Helen of Troy Ltd.1	223,000	29,122

American Funds Insurance Series — Global Small Capitalization Fund — Page 7 of 176

unaudited

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
ServiceMaster Global Holdings, Inc.1	556,750	$29,001
Luckin Coffee Inc., Class A (ADR)1,2	1,472,220	28,694
Wyndham Hotels & Resorts, Inc.	502,700	28,021
Takeaway.com NV1	271,800	25,467
GVC Holdings PLC	2,934,000	24,286
Thor Industries, Inc.	283,000	16,541
Grand Canyon Education, Inc.1	141,000	16,500
CVC Brasil Operadora e Agência de Viagens SA, ordinary nominative	1,200,900	15,574
Cedar Fair, LP	300,000	14,307
Domino’s Pizza, Inc.	44,000	12,244
Tongcheng-Elong Holdings Ltd.1,2	5,799,200	11,507
Freni Brembo SpA	920,000	10,597
Shop Apotheke Europe NV, non-registered shares1,2	268,700	10,511
zooplus AG, non-registered shares1	71,875	9,791
Trainline PLC1	1,824,622	9,550
Brunello Cucinelli SpA	280,865	9,473
Thule Group AB	379,400	9,372
Melco Resorts & Entertainment Ltd. (ADR)	425,000	9,231
TopBuild Corp.1	107,300	8,880
Dine Brands Global, Inc.	84,920	8,107
Vivo Energy PLC	4,663,524	7,853
Cie. Plastic Omnium SA	297,000	7,744
Del Taco Restaurants, Inc.1	574,700	7,368
International Game Technology PLC	505,000	6,550
Bloomin’ Brands, Inc.	324,000	6,127
Canada Goose Holdings Inc., subordinate voting shares1,2	156,500	6,061
Cuckoo Homesys Co., Ltd.	135,623	5,955
Texas Roadhouse, Inc.	110,000	5,904
Revolve Group, Inc., Class A1,2	151,300	5,220
Gestamp Automocion SA, non-registered shares2	850,000	5,031
B2W - Cia. Digital, ordinary nominative1	560,000	4,772
Man Wah Holdings Ltd.	10,007,200	4,407
Merlin Entertainments PLC	745,000	4,249
Cuckoo Holdings Co., Ltd.	33,818	4,042
William Hill PLC	2,059,300	4,042
Zhongsheng Group Holdings Ltd.	1,380,000	3,842
Casio Computer Co., Ltd.	294,000	3,649
Hoteles City Express, SAB de CV1	3,381,600	3,636
Viomi Technology Co., Ltd. (ADR)	361,700	2,933
Relaxo Footwears Ltd.	210,000	1,319
Seria Co., Ltd.	43,226	998
Cox & Kings Ltd.4	1,420,000	681
POLYTEC Holding AG, non-registered shares2	62,285	620
China Zenix Auto International Ltd. (ADR)1	428,500	171
		548,893
Financials 8.41%
Kotak Mahindra Bank Ltd.	3,135,263	67,091
Essent Group Ltd.1	1,018,841	47,875
Trupanion, Inc.1,2	1,316,800	47,576
Cannae Holdings, Inc.1	1,625,000	47,093
Bharat Financial Inclusion Ltd.1	2,472,060	31,965
HDFC Asset Management Co., Ltd.	727,690	21,733
NMI Holdings, Inc.1	726,275	20,619
Fanhua Inc. (ADR)2	475,900	15,928

American Funds Insurance Series — Global Small Capitalization Fund — Page 8 of 176

unaudited

Common stocks (continued) Financials (continued)	Shares	Value (000)
Webster Financial Corp.	283,000	$13,519
EFG International AG	1,917,985	13,282
L&T Finance Holdings Ltd.	5,589,154	9,324
Moelis & Co., Class A	220,500	7,706
Texas Capital Bancshares, Inc.1	110,000	6,751
Indian Energy Exchange Ltd.	3,150,000	6,576
Close Brothers Group PLC	350,000	6,285
Bolsa Mexicana de Valores, SAB de CV, Series A	2,540,800	4,809
Bank of Ireland Group PLC	434,627	2,257
Shriram Transport Finance Co. Ltd.	98,637	1,544
IIFL Wealth Management Ltd.1,4,5	19,570	397
IIFL Finance Ltd.	136,991	282
IIFL Securities Ltd.1,4,5	136,991	117
Avanza Bank Holding AB	12,898	98
		372,827
Materials 4.29%
Allegheny Technologies Inc.1	1,139,700	28,720
Lundin Mining Corp.2	4,629,000	25,486
Loma Negra Compania Industrial Argentina SA (ADR)1	1,643,282	19,226
Taiyo Nippon Sanso Corp.	754,900	16,020
Sirius Minerals PLC1,2	79,622,655	14,884
UPL Ltd.	913,789	12,410
Valvoline Inc.	439,000	8,574
SIG Combibloc Group AG	700,000	8,046
Vidrala, SA, non-registered shares	79,086	7,446
Scapa Group PLC	2,941,324	6,925
Indorama Ventures PCL, foreign registered	3,658,000	5,606
Navin Fluorine International Ltd.	445,388	4,562
Steel Dynamics, Inc.	148,300	4,479
LANXESS AG	64,200	3,815
Ramco Cements Ltd.	330,123	3,749
PI Industries Ltd.	219,457	3,730
Nevada Copper Corp.1,2	13,859,000	3,492
Tokai Carbon Co., Ltd.2	312,000	3,253
Vinati Organics Ltd.	105,144	3,241
CPMC Holdings Ltd.	7,097,000	2,762
Arkema SA	24,700	2,297
Gulf Oil Lubricants India Ltd.	88,342	1,101
Ingevity Corp.1	2,700	284
		190,108
Consumer staples 2.94%
Varun Beverages Ltd.	1,490,000	20,437
Treasury Wine Estates Ltd.	1,834,975	19,221
TCI Co., Ltd.	1,265,981	17,405
GRUMA, SAB de CV, Series B	1,574,293	14,775
AAK AB	433,700	8,220
Century Pacific Food, Inc.	25,953,700	7,609
Primo Water Corp.1	570,000	7,011
BGFretail Co., Ltd.	37,400	6,834
Emperador Inc.1	45,300,000	6,755
Kernel Holding SA	493,041	6,378
Grocery Outlet Holding Corp.1	151,800	4,991
CCL Products (India) Ltd.	1,250,000	4,611

American Funds Insurance Series — Global Small Capitalization Fund — Page 9 of 176

unaudited

Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
Chongqing Fuling Zhacai Group Co., Ltd., Class A	999,945	$4,440
Pola Orbis Holdings Inc.	61,000	1,703
		130,390
Communication services 2.94%
Vonage Holdings Corp.1	3,115,100	35,294
Entertainment One Ltd.	3,574,000	18,019
Altice Europe NV, Class A1,2	4,705,513	16,903
Bandwidth Inc., Class A1	216,600	16,249
Megacable Holdings, SAB de CV, ordinary participation certificates2	3,210,000	13,637
Elang Mahkota Teknologi Tbk PT	13,385,800	7,296
Euskaltel, SA, non-registered shares	630,178	5,840
Kamakura Shinsho, Ltd.2	421,900	5,490
THQ Nordic AB, Class B1,2	211,000	5,472
ProSiebenSat.1 Media SE	295,000	4,634
Care.com, Inc.1	129,800	1,425
		130,259
Real estate 2.77%
WHA Corp. PCL	229,577,250	35,484
MGM Growth Properties LLC REIT, Class A	825,000	25,286
Embassy Office Parks REIT1	2,171,200	11,539
Embassy Office Parks REIT1,4,6	990,800	5,108
Altus Group Ltd.	599,400	14,679
DoubleDragon Properties Corp.1	22,531,700	10,774
KKR Real Estate Finance Trust Inc. REIT	423,700	8,440
Two Harbors Investment Corp. REIT	539,300	6,833
K. Wah International Holdings Ltd.	7,884,639	4,603
		122,746
Energy 1.55%
Saipem SpA, Class S1	4,823,000	23,993
Venture Global LNG, Inc., Series C1,4,5,6,7	2,760	14,352
SM Energy Co.	1,056,000	13,221
Whitecap Resources Inc.	1,952,600	6,337
Concho Resources Inc.	35,200	3,632
Oil & Gas Development Co. Ltd.	3,222,051	2,652
NuVista Energy Ltd.1	1,325,000	2,641
Altus Midstream Co., Class A1,2	492,100	1,831
		68,659
Utilities 1.12%
ENN Energy Holdings Ltd.	4,512,900	43,906
Neoenergia SA1	1,392,200	5,674
		49,580
Total common stocks (cost: $3,231,902,000)		4,087,609
Preferred securities 0.41% Industrials 0.41%
Azul SA, preference shares (ADR)1	495,600	16,573
Azul SA, preference shares1	154,000	1,736
Total preferred securities (cost: $9,829,000)		18,309

American Funds Insurance Series — Global Small Capitalization Fund — Page 10 of 176

unaudited

Short-term securities 8.64% Money market investments 8.64%	Shares	Value (000)
Capital Group Central Cash Fund	2,636,251	$263,599
Morgan Stanley Institutional Liquidity Funds - Government Portfolio8	33,709,180	33,709
Invesco Short-Term Investments Trust - Government & Agency Portfolio8	31,572,699	31,573
Fidelity Institutional Money Market Funds - Government Portfolio8	29,008,117	29,008
Goldman Sachs Financial Square Government Fund8	25,089,836	25,090
		382,979
Total short-term securities (cost: $382,977,000)		382,979
Total investment securities 101.25% (cost: $3,624,708,000)		4,488,897
Other assets less liabilities (1.25)%		(55,476)
Net assets 100.00%		$4,433,421

1	Security did not produce income during the last 12 months.
2	All or a portion of this security was on loan. The total value of all such securities was $158,280,000, which represented 3.57% of the net assets of the fund.
3	Represents an affiliated company as defined under the Investment Company Act of 1940.
4	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $20,655,000, which represented .47% of the net assets of the fund.
5	Value determined using significant unobservable inputs.
6	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $19,460,000, which represented .44% of the net assets of the fund.
7	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
8	Security purchased with cash collateral from securities on loan.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Venture Global LNG, Inc., Series C	5/1/2015	$8,280	$14,352.32%

Key to abbreviations
ADR = American Depositary Receipts
EUR = Euros
ISK = Icelandic kronor

American Funds Insurance Series — Global Small Capitalization Fund — Page 11 of 176

Growth Fund

Investment portfolio

June 30, 2019

unaudited

Common stocks 95.75% Information technology 24.18%	Shares	Value (000)
Microsoft Corp.	10,468,400	$1,402,347
Broadcom Inc.	2,549,800	733,985
ServiceNow, Inc.1	1,701,200	467,099
Visa Inc., Class A	2,650,400	459,977
ASML Holding NV (New York registered)	1,148,100	238,724
ASML Holding NV	985,000	205,797
Taiwan Semiconductor Manufacturing Co., Ltd.	26,960,000	207,455
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	2,419,592	94,775
Intel Corp.	5,033,000	240,930
Workday, Inc., Class A1	1,143,000	234,978
RingCentral, Inc., Class A1	1,550,400	178,172
Samsung Electronics Co., Ltd.	3,901,400	158,806
Paycom Software, Inc.1	693,700	157,276
Fiserv, Inc.1	1,573,600	143,449
Mastercard Inc., Class A	538,000	142,317
PayPal Holdings, Inc.1	1,207,700	138,233
Autodesk, Inc.1	634,000	103,279
Hexagon AB, Class B	1,788,300	99,293
MongoDB, Inc., Class A1	600,521	91,333
Atlassian Corp. PLC, Class A1	584,700	76,502
FleetCor Technologies, Inc.1	264,000	74,144
Keyence Corp.	118,400	72,622
Jack Henry & Associates, Inc.	536,000	71,781
Analog Devices, Inc.	563,000	63,546
Apple Inc.	295,100	58,406
Global Payments Inc.	319,100	51,098
SK hynix, Inc.	844,000	50,802
HubSpot, Inc.1	239,900	40,908
DocuSign, Inc.1	742,000	36,885
Adobe Inc.1	115,700	34,091
Dell Technologies Inc., Class C1	649,000	32,969
Alteryx, Inc., Class A1	289,213	31,559
Guidewire Software, Inc.1	305,000	30,921
Applied Materials, Inc.	564,900	25,370
2U, Inc.1	600,000	22,584
Micron Technology, Inc.1	564,200	21,772
Texas Instruments Inc.	169,400	19,440
NetApp, Inc.	289,900	17,887
MKS Instruments, Inc.	199,200	15,516
Trimble Inc.1	257,000	11,593
SYNNEX Corp. (USA)	115,500	11,365
Elastic NV, non-registered shares1	135,700	10,131
QUALCOMM Inc.	109,900	8,360
LiveRamp Holdings, Inc.1	79,000	3,830
SVMK Inc.1	226,700	3,743

American Funds Insurance Series — Growth Fund — Page 12 of 176

unaudited

Common stocks (continued) Information technology (continued)	Shares	Value (000)
CrowdStrike Holdings, Inc., Class A1	46,700	$3,189
Amphenol Corp., Class A	30,900	2,965
		6,402,204
Communication services 17.89%
Facebook, Inc., Class A1	7,683,400	1,482,896
Netflix, Inc.1	2,493,060	915,751
Alphabet Inc., Class C1	589,100	636,764
Alphabet Inc., Class A1	164,000	177,579
Charter Communications, Inc., Class A1	1,006,280	397,662
T-Mobile US, Inc.1	4,941,000	366,326
Activision Blizzard, Inc.	6,958,300	328,432
Comcast Corp., Class A	5,886,400	248,877
Snap Inc., Class A1	7,800,000	111,540
Spotify Technology SA1	160,000	23,395
CBS Corp., Class B	461,600	23,034
Pinterest, Inc., Class A1	642,100	17,478
Cable One, Inc.	6,998	8,194
		4,737,928
Health care 15.52%
UnitedHealth Group Inc.	3,225,800	787,127
Intuitive Surgical, Inc.1	940,500	493,339
Regeneron Pharmaceuticals, Inc.1	1,341,000	419,733
Humana Inc.	1,269,500	336,798
Vertex Pharmaceuticals Inc.1	1,400,900	256,897
Boston Scientific Corp.1	5,085,000	218,553
Centene Corp.1	3,735,200	195,874
Thermo Fisher Scientific Inc.	534,500	156,972
Pfizer Inc.	3,216,000	139,317
Cigna Corp.	739,902	116,572
ResMed Inc.	755,000	92,133
Hologic, Inc.1	1,885,000	90,518
Merck & Co., Inc.	996,000	83,515
DexCom, Inc.1	513,600	76,958
Johnson & Johnson	527,800	73,512
Eli Lilly and Co.	550,800	61,023
CVS Health Corp.	862,934	47,021
Bluebird Bio, Inc.1	346,600	44,087
Incyte Corp.1	492,100	41,809
Seattle Genetics, Inc.1	557,000	38,550
Verily Life Sciences LLC1,2,3,4	300,178	37,000
Biogen Inc.1	156,000	36,484
Abbott Laboratories	385,700	32,437
Danaher Corp.	211,900	30,285
Neurocrine Biosciences, Inc.1	330,600	27,912
AstraZeneca PLC	290,900	23,784
Amgen Inc.	120,000	22,114
Sage Therapeutics, Inc.1	120,200	22,007
BioMarin Pharmaceutical Inc.1	191,800	16,428
Allogene Therapeutics, Inc.1	589,500	15,828
Biohaven Pharmaceutical Holding Co. Ltd.1	311,800	13,654
Ultragenyx Pharmaceutical Inc.1	175,400	11,138
Anthem, Inc.	39,000	11,006
WellCare Health Plans, Inc.1	37,000	10,548

American Funds Insurance Series — Growth Fund — Page 13 of 176

unaudited

Common stocks (continued) Health care (continued)	Shares	Value (000)
Edwards Lifesciences Corp.1	47,800	$8,831
Molina Healthcare, Inc.1	58,100	8,316
Agios Pharmaceuticals, Inc.1	132,000	6,584
Allakos Inc.1	102,000	4,420
		4,109,084
Consumer discretionary 11.74%
Amazon.com, Inc.1	503,016	952,526
Home Depot, Inc.	2,279,237	474,013
Tesla, Inc.1	1,908,500	426,473
Ulta Beauty, Inc.1	350,000	121,411
Grand Canyon Education, Inc.1	750,000	87,765
LKQ Corp.1	3,125,000	83,156
MGM Resorts International	2,790,000	79,710
LVMH Moët Hennessy-Louis Vuitton SE	154,000	65,545
Booking Holdings Inc.1	34,300	64,303
Hermès International	81,000	58,413
NIKE, Inc., Class B	692,300	58,119
ServiceMaster Global Holdings, Inc.1	1,095,000	57,039
Bright Horizons Family Solutions Inc.1	350,000	52,804
Restaurant Brands International Inc.	700,000	48,678
General Motors Co.	1,250,000	48,163
Ollie’s Bargain Outlet Holdings, Inc.1	478,000	41,639
Etsy, Inc.1	650,000	39,891
Domino’s Pizza, Inc.	131,000	36,455
Norwegian Cruise Line Holdings Ltd.1	670,000	35,932
Marriott International, Inc., Class A	235,000	32,968
Toll Brothers, Inc.	887,000	32,482
Hilton Worldwide Holdings Inc.	327,800	32,039
Floor & Decor Holdings, Inc., Class A1	693,800	29,070
Five Below, Inc.1	195,000	23,404
Chewy, Inc., Class A1	587,000	20,545
Sturm, Ruger & Co., Inc.	357,788	19,492
Wynn Resorts, Ltd.	141,200	17,507
Ross Stores, Inc.	153,800	15,245
Chipotle Mexican Grill, Inc.1	17,400	12,752
YUM! Brands, Inc.	92,000	10,182
Royal Caribbean Cruises Ltd.	83,000	10,060
Las Vegas Sands Corp.	152,000	8,982
EssilorLuxottica	54,800	7,150
Westwing Group AG, non-registered shares1	707,000	5,145
		3,109,058
Financials 8.60%
Wells Fargo & Co.	5,885,254	278,490
Goldman Sachs Group, Inc.	1,052,400	215,321
BlackRock, Inc.	335,500	157,450
JPMorgan Chase & Co.	1,370,000	153,166
PNC Financial Services Group, Inc.	1,086,600	149,169
Intercontinental Exchange, Inc.	1,699,900	146,090
Legal & General Group PLC	40,158,246	137,442
Berkshire Hathaway Inc., Class A1	401	127,658
Bank of America Corp.	4,015,000	116,435
First Republic Bank	939,000	91,693
CME Group Inc., Class A	445,100	86,398

American Funds Insurance Series — Growth Fund — Page 14 of 176

unaudited

Common stocks (continued) Financials (continued)	Shares	Value (000)
Onex Corp.	1,342,800	$80,996
Capital One Financial Corp.	775,000	70,324
T. Rowe Price Group, Inc.	627,500	68,843
SVB Financial Group1	280,700	63,043
Oaktree Capital Group, LLC	1,162,000	57,566
Marsh & McLennan Companies, Inc.	553,000	55,162
Moody’s Corp.	261,000	50,976
Fifth Third Bancorp	980,000	27,342
Bank of New York Mellon Corp.	559,000	24,680
Aon PLC, Class A	110,000	21,228
State Street Corp.	359,800	20,170
Morgan Stanley	411,000	18,006
Nasdaq, Inc.	183,500	17,647
The Blackstone Group Inc., Class A	253,200	11,247
RenaissanceRe Holdings Ltd.	57,100	10,164
Ares Management Corp., Class A	310,500	8,126
Chubb Ltd.	42,918	6,321
London Stock Exchange Group PLC	89,600	6,242
		2,277,395
Industrials 6.71%
TransDigm Group Inc.1	696,000	336,725
MTU Aero Engines AG	1,001,262	238,523
CSX Corp.	2,080,700	160,984
Airbus SE, non-registered shares	940,662	133,361
Boeing Co.	310,200	112,916
Northrop Grumman Corp.	282,500	91,279
Uber Technologies, Inc.1	1,259,912	58,435
Uber Technologies, Inc.1,2	268,677	11,838
Deere & Co.	397,100	65,803
ASGN Inc.1	1,074,125	65,092
Grafton Group PLC, units	5,926,200	60,659
Norfolk Southern Corp.	263,300	52,484
Union Pacific Corp.	306,000	51,748
Honeywell International Inc.	290,000	50,631
Safran SA	339,375	49,724
Equifax Inc.	363,900	49,214
Waste Connections, Inc.	506,900	48,449
Parker-Hannifin Corp.	225,000	38,252
Masco Corp.	722,000	28,331
Lockheed Martin Corp.	76,000	27,629
Westinghouse Air Brake Technologies Corp.	319,244	22,909
Lyft, Inc.1	235,200	15,455
BWX Technologies, Inc.	124,500	6,486
		1,776,927
Energy 3.24%
Diamondback Energy, Inc.	1,234,000	134,469
Chevron Corp.	1,000,000	124,440
Suncor Energy Inc.	3,588,116	111,927
EOG Resources, Inc.	937,300	87,319
Royal Dutch Shell PLC, Class B (ADR)	760,100	49,969
Royal Dutch Shell PLC, Class B	632,900	20,745
Royal Dutch Shell PLC, Class A (ADR)	70,279	4,573
Noble Energy, Inc.	3,235,000	72,464

American Funds Insurance Series — Growth Fund — Page 15 of 176

unaudited

Common stocks (continued) Energy (continued)	Shares	Value (000)
Concho Resources Inc.	681,500	$70,317
Enbridge Inc. (CAD denominated)	990,200	35,765
Murphy Oil Corp.	1,043,200	25,715
Viper Energy Partners LP	790,000	24,348
Pioneer Natural Resources Co.	140,400	21,602
Cabot Oil & Gas Corp.	731,668	16,799
Schlumberger Ltd.	363,800	14,458
Equitrans Midstream Corp.	715,900	14,110
Williams Companies, Inc.	329,000	9,225
Canadian Natural Resources, Ltd. (CAD denominated)	329,100	8,874
Parsley Energy, Inc., Class A1	302,000	5,741
Centennial Resource Development, Inc., Class A1	746,000	5,662
		858,522
Consumer staples 3.05%
Altria Group, Inc.	4,832,816	228,834
Costco Wholesale Corp.	616,500	162,916
Kerry Group PLC, Class A	1,100,000	131,335
Philip Morris International Inc.	924,000	72,562
British American Tobacco PLC	1,563,800	54,594
Coca-Cola European Partners PLC	516,000	29,154
Coca-Cola Co.	502,000	25,562
Keurig Dr Pepper Inc.	808,800	23,374
Mondelez International, Inc.	395,000	21,290
Constellation Brands, Inc., Class A	89,000	17,528
Walgreens Boots Alliance, Inc.	285,500	15,608
Estée Lauder Companies Inc., Class A	43,800	8,020
Church & Dwight Co., Inc.	108,700	7,942
Reckitt Benckiser Group PLC	93,700	7,394
		806,113
Materials 2.67%
Sherwin-Williams Co.	252,000	115,489
Newmont Goldcorp Corp.	1,671,160	64,289
Barrick Gold Corp.	4,058,000	63,995
Franco-Nevada Corp.	730,270	61,983
Linde PLC	277,000	55,622
Dow Inc.	1,029,436	50,761
Allegheny Technologies Inc.1	1,795,860	45,256
LyondellBasell Industries NV	451,000	38,845
Norsk Hydro ASA	10,476,706	37,459
DuPont de Nemours Inc.	469,436	35,240
Celanese Corp.	287,300	30,971
Grupo México, SAB de CV, Series B	11,470,000	30,459
Alcoa Corp.1	1,160,200	27,160
Vale SA, ordinary nominative (ADR)	1,578,400	21,214
Royal Gold, Inc.	154,000	15,783
Corteva, Inc.	427,933	12,654
		707,180
Real estate 1.84%
Equinix, Inc. REIT	464,000	233,991
American Tower Corp. REIT	601,100	122,895
Iron Mountain Inc. REIT	2,000,000	62,600

American Funds Insurance Series — Growth Fund — Page 16 of 176

unaudited

Common stocks (continued) Real estate (continued)	Shares	Value (000)
Crown Castle International Corp. REIT	297,900	$38,831
Digital Realty Trust, Inc. REIT	245,000	28,858
		487,175
Utilities 0.31%
Exelon Corp.	1,705,000	81,738
Total common stocks (cost: $15,442,877,000)		25,353,324
Short-term securities 3.97% Money market investments 3.97%
Capital Group Central Cash Fund	10,508,871	1,050,782
Total short-term securities (cost: $1,050,779,000)		1,050,782
Total investment securities 99.72% (cost: $16,493,656,000)		26,404,106
Other assets less liabilities 0.28%		74,925
Net assets 100.00%		$26,479,031

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $48,838,000, which represented .18% of the net assets of the fund.
3	Value determined using significant unobservable inputs.
4	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Verily Life Sciences LLC	12/21/2018	$37,000	$37,000.14%

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars

American Funds Insurance Series — Growth Fund — Page 17 of 176

International Fund

Investment portfolio

June 30, 2019

unaudited

Common stocks 90.18% Financials 16.97%	Shares	Value (000)
AIA Group Ltd.	40,985,700	$442,035
HDFC Bank Ltd.	7,924,100	280,533
HDFC Bank Ltd. (ADR)	498,647	64,844
Kotak Mahindra Bank Ltd.	8,121,048	173,780
Axis Bank Ltd.1	6,444,300	75,485
Axis Bank Ltd.1,2,3,4	3,222,055	35,477
Axis Bank Ltd.1,2	2,466,000	26,286
BNP Paribas SA	1,629,058	77,366
Prudential PLC	3,016,000	65,726
Ping An Insurance (Group) Co. of China, Ltd., Class H	3,271,100	39,278
Ping An Insurance (Group) Co. of China, Ltd., Class A	612,202	7,898
Sberbank of Russia PJSC (ADR)	2,593,300	39,885
The People’s Insurance Co. (Group) of China Ltd., Class H	92,051,000	35,940
PICC Property and Casualty Co. Ltd., Class H	25,490,000	27,508
Barclays PLC	14,443,698	27,477
HSBC Holdings PLC (HKD denominated)	3,157,616	26,193
Banco Santander, SA	5,205,000	24,151
UBS Group AG	1,827,927	21,721
China Construction Bank Corp., Class H	23,538,000	20,279
ING Groep NV	1,486,000	17,228
Metropolitan Bank & Trust Co.	11,951,304	16,620
London Stock Exchange Group PLC	217,000	15,118
Sony Financial Holdings Inc.	500,500	12,014
FinecoBank SpA	1,037,559	11,574
Royal Bank of Canada	135,000	10,728
Hiscox Ltd.	471,834	10,139
Credit Suisse Group AG	769,727	9,229
Capitec Bank Holdings Ltd.	99,000	9,129
KB Financial Group Inc.	218,000	8,657
Türkiye Garanti Bankasi AS1	4,881,000	7,671
Bharat Financial Inclusion Ltd.1	590,000	7,629
Société Générale	207,280	5,237
ICICI Bank Ltd.	705,675	4,468
Akbank TAS1	3,770,000	4,427
Hargreaves Lansdown PLC	150,700	3,673
UniCredit SpA	275,000	3,385
		1,668,788
Industrials 16.03%
Airbus SE, non-registered shares	2,979,949	422,478
Rolls-Royce Holdings PLC1	11,044,688	117,876
Yamato Holdings Co., Ltd.	4,426,195	89,949
Melrose Industries PLC	37,984,233	87,239
Nidec Corp.	606,400	82,820
Recruit Holdings Co., Ltd.	2,369,300	78,980
Rheinmetall AG	639,400	78,268

American Funds Insurance Series — International Fund — Page 18 of 176

unaudited

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Adani Ports & Special Economic Zone Ltd.	13,028,763	$77,424
Safran SA	523,100	76,642
Knorr-Bremse AG, non-registered shares	631,356	70,356
Komatsu Ltd.	2,880,500	69,464
SMC Corp.	121,200	45,157
Airports of Thailand PCL, foreign registered	18,157,000	43,516
Thales SA	335,700	41,474
Jardine Matheson Holdings Ltd.	646,600	40,749
International Container Terminal Services, Inc.	12,890,350	36,833
Eiffage SA	289,700	28,640
NIBE Industrier AB, Class B	1,935,891	28,342
Shanghai International Airport Co., Ltd., Class A	1,840,685	22,453
DP World PLC	824,337	13,107
Babcock International Group PLC	1,574,000	9,159
Kawasaki Heavy Industries, Ltd.	300,000	7,048
Alliance Global Group, Inc.	20,000,000	6,027
CCR SA, ordinary nominative	578,800	2,059
		1,576,060
Health care 11.13%
Novartis AG	3,145,133	287,386
Takeda Pharmaceutical Co., Ltd.	3,785,165	134,218
Daiichi Sankyo Co., Ltd.	2,160,000	112,893
Fresenius SE & Co. KGaA	1,819,000	98,621
Alcon Inc.1	1,510,600	93,279
Chugai Pharmaceutical Co., Ltd.	1,161,500	75,843
Teva Pharmaceutical Industries Ltd. (ADR)1	7,216,598	66,609
Hikma Pharmaceuticals PLC	2,371,000	51,850
Grifols, SA, Class A, non-registered shares	881,000	26,046
Grifols, SA, Class B (ADR)	793,690	16,747
NMC Health PLC	1,353,000	41,289
Fresenius Medical Care AG & Co. KGaA	351,000	27,555
Bayer AG	310,000	21,481
Merck KGaA	142,000	14,849
Aier Eye Hospital Group Co., Ltd., Class A	3,055,910	13,780
M3, Inc.	660,000	12,053
		1,094,499
Consumer discretionary 11.09%
Alibaba Group Holding Ltd. (ADR)1	1,438,000	243,669
Sony Corp.	1,761,800	92,294
Kering SA	139,238	82,346
Galaxy Entertainment Group Ltd.	11,306,000	76,201
Hyundai Motor Co.	546,200	66,226
Meituan Dianping, Class B1	7,469,401	65,498
Ryohin Keikaku Co., Ltd.	331,900	59,906
Naspers Ltd., Class N	222,900	54,115
Sands China Ltd.	11,098,000	53,063
Melco Resorts & Entertainment Ltd. (ADR)	2,334,881	50,714
Maruti Suzuki India Ltd.	422,000	39,950
EssilorLuxottica	304,840	39,776
MercadoLibre, Inc.1	53,000	32,424
Fast Retailing Co., Ltd.	53,000	32,017
Just Eat PLC1	2,408,000	19,113
Industria de Diseño Textil, SA	511,000	15,369

American Funds Insurance Series — International Fund — Page 19 of 176

unaudited

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
LVMH Moët Hennessy-Louis Vuitton SE	35,550	$15,131
William Hill PLC	6,980,000	13,700
Hyundai Mobis Co., Ltd.	60,951	12,431
Toyota Motor Corp.	180,000	11,166
Nitori Holdings Co., Ltd.	83,000	10,993
Li & Fung Ltd.	25,976,000	4,522
		1,090,624
Materials 6.68%
Vale SA, ordinary nominative (ADR)	12,192,266	163,864
Vale SA, ordinary nominative	102,481	1,383
Asahi Kasei Corp.	11,980,780	127,625
Teck Resources Ltd., Class B	3,723,800	85,933
First Quantum Minerals Ltd.	5,407,000	51,363
Glencore PLC	11,265,000	39,105
Linde PLC (EUR denominated)	146,300	29,387
Rio Tinto PLC	460,000	28,511
ArcelorMittal SA	1,582,000	28,307
Fortescue Metals Group Ltd.	3,281,789	20,782
CRH PLC	476,091	15,532
Akzo Nobel NV	118,578	11,143
LafargeHolcim Ltd.	204,693	9,995
Shin-Etsu Chemical Co., Ltd.	104,600	9,736
Evonik Industries AG	319,010	9,290
BASF SE	111,000	8,068
Koninklijke DSM NV	54,300	6,712
Aluminum Corp. of China Ltd., Class H1	15,036,000	5,332
Hindalco Industries Ltd.	1,726,000	5,177
		657,245
Information technology 6.61%
Samsung Electronics Co., Ltd.	4,263,050	173,527
ASML Holding NV	597,140	124,761
Worldpay, Inc., Class A1	512,797	62,843
PagSeguro Digital Ltd., Class A1	1,150,000	44,816
Amadeus IT Group SA, Class A, non-registered shares	475,000	37,625
Taiwan Semiconductor Manufacturing Co., Ltd.	4,233,000	32,573
SK hynix, Inc.	536,000	32,263
Tokyo Electron Ltd.	212,200	29,759
Keyence Corp.	47,600	29,196
Hamamatsu Photonics KK	702,688	27,341
Lenovo Group Ltd.	35,002,000	27,108
OBIC Co., Ltd.	96,100	10,874
Xiaomi Corp., Class B1	6,409,003	8,204
Infineon Technologies AG	358,000	6,330
AAC Technologies Holdings Inc.	432,000	2,453
		649,673
Consumer staples 5.98%
Pernod Ricard SA	755,326	139,182
Nestlé SA	1,003,500	103,886
Kirin Holdings Co., Ltd.	3,510,800	75,661
Thai Beverage PCL	79,160,000	48,561
Treasury Wine Estates Ltd.	4,486,300	46,992
British American Tobacco PLC	1,246,000	43,499

American Funds Insurance Series — International Fund — Page 20 of 176

unaudited

Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
KOSÉ Corp.	177,200	$29,699
LG Household & Health Care Ltd.	19,000	21,606
Imperial Brands PLC	760,000	17,825
Kweichow Moutai Co., Ltd., Class A	99,000	14,183
Wal-Mart de México, SAB de CV, Series V	4,123,000	11,256
Glanbia PLC	600,489	9,764
Philip Morris International Inc.	123,000	9,659
Kao Corp.	119,400	9,092
JBS SA, ordinary nominative	1,280,095	7,074
		587,939
Energy 4.61%
Royal Dutch Shell PLC, Class B	2,800,000	91,777
Royal Dutch Shell PLC, Class A (GBP denominated)	1,440,256	47,052
Oil Search Ltd.	13,449,600	66,757
TOTAL SA	795,780	44,588
Suncor Energy Inc.	1,365,200	42,586
Canadian Natural Resources, Ltd. (CAD denominated)	1,380,000	37,210
Reliance Industries Ltd.1	2,023,000	36,725
BP PLC	4,450,209	31,004
Saipem SpA, Class S1	4,409,000	21,934
Cenovus Energy Inc.	2,482,000	21,891
Ultrapar Participacoes SA, ordinary nominative	2,273,000	11,898
		453,422
Communication services 4.41%
Tencent Holdings Ltd.	4,596,187	207,460
SoftBank Group Corp.	1,847,600	88,511
Altice Europe NV, Class A1	16,758,527	60,198
Altice Europe NV, Class B1	1,077,927	3,861
United Internet AG	548,400	18,059
ITV PLC	9,671,915	13,265
América Móvil, SAB de CV, Series L (ADR)	667,857	9,724
América Móvil, SAB de CV, Series L	2,139,900	1,558
Nippon Telegraph and Telephone Corp.	182,600	8,497
TalkTalk Telecom Group PLC	5,624,000	7,964
ProSiebenSat.1 Media SE	472,000	7,415
LG Uplus Corp.	577,000	7,246
		433,758
Utilities 4.32%
ENN Energy Holdings Ltd.	14,004,000	136,245
China Gas Holdings Ltd.	24,134,000	89,749
Ørsted AS	919,408	79,501
China Resources Gas Group Ltd.	9,516,000	47,204
SSE PLC	2,555,455	36,412
E.ON SE	1,954,000	21,221
ENGIE SA, bonus shares2	652,300	9,895
ENGIE SA	284,515	4,316
		424,543
Real estate 2.35%
China Overseas Land & Investment Ltd.	22,782,000	83,992
Ayala Land, Inc.	58,363,700	57,868
Sun Hung Kai Properties Ltd.	2,951,666	50,066

American Funds Insurance Series — International Fund — Page 21 of 176

unaudited

Common stocks (continued) Real estate (continued)	Shares	Value (000)
China Resources Land Ltd.	3,040,000	$13,387
CK Asset Holdings Ltd.	1,442,000	11,288
Vonovia SE	173,607	8,291
Vinhomes JSC1	2,008,487	6,834
		231,726
Total common stocks (cost: $7,006,514,000)		8,868,277
Preferred securities 0.89% Health care 0.64%
Grifols, SA, Class B, nonvoting preferred, non-registered shares	3,026,230	62,973
Financials 0.25%
Itaú Unibanco Holding SA, preferred nominative (ADR)	2,594,700	24,442
Total preferred securities (cost: $75,210,000)		87,415
Rights & warrants 0.15% Health care 0.15%
WuXi AppTec Co., Ltd., Class A, warrants, expire 20201,2,4	1,238,000	14,218
Total rights & warrants (cost: $13,238,000)		14,218
Bonds, notes & other debt instruments 0.66% Corporate bonds & notes 0.45% Materials 0.27%	Principal amount (000)
First Quantum Minerals Ltd. 7.00% 20214	$997	1,019
First Quantum Minerals Ltd. 7.25% 20224	25,720	25,591
		26,610
Financials 0.10%
Türkiye Garanti Bankasi AS 5.875% 2023	1,700	1,688
Türkiye Garanti Bankasi AS 6.125% 20275	9,000	7,638
		9,326
Consumer staples 0.08%
JBS Investments GmbH II 6.25% 2023	6,155	6,316
JBS Investments GmbH II 7.25% 2024	1,845	1,919
		8,235
Total corporate bonds & notes		44,171
Bonds & notes of governments & government agencies outside the U.S. 0.21%
Turkey (Republic of) 7.10% 2023	TRY71,125	9,090
Turkey (Republic of) 9.00% 2024	9,100	1,168
United Mexican States, Series M, 8.00% 2023	MXN203,000	10,810
		21,068
Total bonds, notes & other debt instruments (cost: $55,303,000)		65,239

American Funds Insurance Series — International Fund — Page 22 of 176

unaudited

Short-term securities 8.28% Money market investments 8.28%	Shares	Value (000)
Capital Group Central Cash Fund	8,139,864	$813,905
Total short-term securities (cost: $813,910,000)		813,905
Total investment securities 100.16% (cost: $7,964,175,000)		9,849,054
Other assets less liabilities (0.16)%		(15,385)
Net assets 100.00%		$9,833,669

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation (depreciation) at 6/30/2019 (000)
Purchases (000)	Sales (000)
USD28,387	GBP22,280	Citibank	7/12/2019	$72
USD16,507	GBP12,948	Morgan Stanley	7/12/2019	52
GBP4,200	USD5,344	Citibank	7/12/2019	(6)
USD40,468	INR2,825,000	JPMorgan Chase	7/22/2019	(334)
				$(216)

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $85,876,000, which represented .87% of the net assets of the fund.
3	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
4	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $76,305,000, which represented .78% of the net assets of the fund.
5	Step bond; coupon rate may change at a later date.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Axis Bank Ltd.	11/14/2017	$17,232	$35,477.36%

Key to abbreviations and symbol
ADR = American Depositary Receipts
CAD = Canadian dollars
EUR = Euros
GBP = British pounds
HKD = Hong Kong dollars
INR = Indian rupees
MXN = Mexican pesos
TRY = Turkish lira
USD/$ = U.S. dollars

American Funds Insurance Series — International Fund — Page 23 of 176

New World Fund®

Investment portfolio

June 30, 2019

unaudited

Common stocks 89.00% Information technology 23.08%	Shares	Value (000)
PagSeguro Digital Ltd., Class A1	2,626,223	$102,344
Taiwan Semiconductor Manufacturing Co., Ltd.	9,904,000	76,210
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	400,000	15,668
Microsoft Corp.	484,000	64,837
StoneCo Ltd., Class A1	1,865,826	55,191
Broadcom Inc.	171,350	49,325
Keyence Corp.	70,000	42,936
PayPal Holdings, Inc.1	348,400	39,878
Visa Inc., Class A	223,400	38,771
Network International Holdings PLC1	4,694,182	35,351
Kingdee International Software Group Co. Ltd.	26,128,917	28,264
Adobe Inc.1	94,400	27,815
EPAM Systems, Inc.1	158,100	27,367
Autodesk, Inc.1	146,100	23,800
Halma PLC	918,100	23,552
Mastercard Inc., Class A	79,800	21,109
Amphenol Corp., Class A	190,000	18,229
Accenture PLC, Class A	75,000	13,858
Temenos AG	52,700	9,428
TravelSky Technology Ltd., Class H	4,640,448	9,326
Largan Precision Co., Ltd.	73,000	9,061
Globant SA1	83,000	8,387
ASML Holding NV	33,500	6,999
Hexagon AB, Class B	124,840	6,932
WiseTech Global Ltd.	351,871	6,845
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	1,501,982	6,031
Acacia Communications, Inc.1	105,500	4,975
Amadeus IT Group SA, Class A, non-registered shares	46,000	3,644
Inphi Corp.1	65,000	3,257
Micron Technology, Inc.1	83,700	3,230
Tokyo Electron Ltd.	21,000	2,945
Intel Corp.	56,460	2,703
TE Connectivity Ltd.	27,500	2,634
Western Union Co.	124,000	2,466
Murata Manufacturing Co., Ltd.	43,000	1,930
Samsung Electronics Co., Ltd.	47,000	1,913
Xiaomi Corp., Class B1	1,240,000	1,587
		798,798
Financials 13.42%
HDFC Bank Ltd.	2,604,450	92,204
AIA Group Ltd.	6,477,600	69,862
B3 SA - Brasil, Bolsa, Balcao	6,600,200	64,387
Kotak Mahindra Bank Ltd.	2,782,000	59,531
Sberbank of Russia PJSC (ADR)	2,259,500	34,683
Bank Central Asia Tbk PT	8,504,000	18,043

American Funds Insurance Series — New World Fund — Page 24 of 176

unaudited

Common stocks (continued) Financials (continued)	Shares	Value (000)
Shriram Transport Finance Co. Ltd.	1,150,000	$18,000
Hong Kong Exchanges and Clearing Ltd.	433,000	15,288
Capitec Bank Holdings Ltd.	148,876	13,727
PICC Property and Casualty Co. Ltd., Class H	9,880,000	10,662
UniCredit SpA	855,305	10,529
IndusInd Bank Ltd.	475,000	9,706
Grupo Financiero Galicia SA, Class B (ADR)	235,000	8,343
BB Seguridade Participações SA	647,000	5,456
Türkiye Garanti Bankasi AS1	3,054,700	4,801
The People’s Insurance Co. (Group) of China Ltd., Class H	11,928,000	4,657
Ping An Insurance (Group) Co. of China, Ltd., Class A	173,400	2,237
Ping An Insurance (Group) Co. of China, Ltd., Class H	181,300	2,177
China Construction Bank Corp., Class H	4,281,000	3,688
Akbank TAS1	2,210,000	2,595
Vietnam Technological and Commercial Joint Stock Bank1,2	2,368,674	2,195
Prudential PLC	85,000	1,852
Old Mutual Ltd. Group	1,140,000	1,716
Agricultural Bank of China Ltd., Class H	3,992,000	1,671
Credicorp Ltd.	6,900	1,580
Ayala Corp.	89,000	1,553
Bharat Financial Inclusion Ltd.1	108,000	1,397
Moscow Exchange MICEX-RTS PJSC	783,000	1,116
Metropolitan Bank & Trust Co.	449,150	625
		464,281
Energy 10.11%
Reliance Industries Ltd.1	11,548,513	209,648
Royal Dutch Shell PLC, Class B	1,284,000	42,086
Royal Dutch Shell PLC, Class A (GBP denominated)	68,628	2,242
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	1,267,000	19,727
Novatek PJSC (GDR)	68,800	14,586
LUKOIL Oil Co. PJSC (ADR)	158,000	13,338
Ultrapar Participacoes SA, ordinary nominative	1,937,606	10,142
BP PLC	1,408,000	9,810
Halliburton Co.	325,000	7,391
CNOOC Ltd.	4,303,000	7,359
Oil Search Ltd.	759,000	3,767
Baker Hughes, a GE Co., Class A	151,000	3,719
Exxon Mobil Corp.	32,000	2,452
Noble Energy, Inc.	82,000	1,837
TOTAL SA	30,359	1,701
		349,805
Consumer discretionary 9.40%
Alibaba Group Holding Ltd. (ADR)1	440,037	74,564
Meituan Dianping, Class B1	4,737,554	41,543
General Motors Co.	542,000	20,883
Marriott International, Inc., Class A	144,800	20,314
Melco Resorts & Entertainment Ltd. (ADR)	931,500	20,232
Galaxy Entertainment Group Ltd.	2,395,000	16,142
Ferrari NV	93,800	15,231
MakeMyTrip Ltd., non-registered shares1	594,000	14,731
Naspers Ltd., Class N	58,850	14,288
Hermès International	19,100	13,774
Maruti Suzuki India Ltd.	132,500	12,544

American Funds Insurance Series — New World Fund — Page 25 of 176

unaudited

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
Domino’s Pizza, Inc.	38,500	$10,714
Fast Retailing Co., Ltd.	10,800	6,524
NIKE, Inc., Class B	47,200	3,963
MercadoLibre, Inc.1	5,850	3,579
Ctrip.com International, Ltd. (ADR)1	92,000	3,396
Zhongsheng Group Holdings Ltd.	1,163,000	3,238
Ryohin Keikaku Co., Ltd.	17,300	3,123
LVMH Moët Hennessy-Louis Vuitton SE	6,700	2,852
InterContinental Hotels Group PLC	38,950	2,558
Hyundai Motor Co.	20,000	2,425
Kering SA	4,100	2,425
Hyundai Mobis Co., Ltd.	11,406	2,326
Suzuki Motor Corp.	47,000	2,208
Shangri-La Asia Ltd.	1,648,000	2,078
EssilorLuxottica	14,500	1,892
MGM Resorts International	60,000	1,714
Eicher Motors Ltd.	6,100	1,691
Valeo SA, non-registered shares	35,000	1,138
Vivo Energy PLC	670,000	1,128
GVC Holdings PLC	115,000	952
Motherson Sumi Systems Ltd.	399,804	706
Samsonite International SA	147,000	337
		325,213
Health care 8.23%
Yunnan Baiyao Group Co., Ltd., Class A	2,730,912	33,169
China Biologic Products Holdings, Inc.1	297,700	28,371
BioMarin Pharmaceutical Inc.1	318,000	27,237
Abbott Laboratories	263,000	22,118
AstraZeneca PLC	269,800	22,059
Carl Zeiss Meditec AG, non-registered shares	216,552	21,361
Thermo Fisher Scientific Inc.	56,700	16,652
Asahi Intecc Co., Ltd.	540,600	13,307
Notre Dame Intermédica Participações S.A.	1,137,000	11,939
OdontoPrev SA, ordinary nominative	2,385,000	11,341
bioMérieux SA	134,200	11,117
Novartis AG	86,850	7,936
Hansoh Pharmaceutical Group Co., Ltd.1	2,538,000	6,709
NMC Health PLC	173,500	5,295
Merck & Co., Inc.	62,000	5,199
Pfizer Inc.	115,500	5,003
Boston Scientific Corp.1	109,000	4,685
Zoetis Inc., Class A	40,000	4,540
Teva Pharmaceutical Industries Ltd. (ADR)1	465,000	4,292
HOYA Corp.	52,000	3,981
Koninklijke Philips NV	65,000	2,822
WuXi AppTec Co., Ltd., Class H	305,200	2,676
Straumann Holding AG	2,700	2,382
IHH Healthcare Bhd.	1,608,000	2,257
Alcon Inc.1	33,000	2,038
Hypera SA, ordinary nominative	249,200	1,946
PerkinElmer, Inc.	19,810	1,908

American Funds Insurance Series — New World Fund — Page 26 of 176

unaudited

Common stocks (continued) Health care (continued)	Shares	Value (000)
Hikma Pharmaceuticals PLC	87,000	$1,903
Berry Genomics Co., Ltd., Class A1	107,500	558
		284,801
Materials 8.16%
Vale SA, ordinary nominative	2,881,660	38,888
Vale SA, ordinary nominative (ADR)	1,976,000	26,557
Freeport-McMoRan Inc.	3,945,000	45,801
First Quantum Minerals Ltd.	3,305,000	31,396
Fortescue Metals Group Ltd.	4,618,395	29,246
Rio Tinto PLC	290,000	17,974
CCL Industries Inc., Class B, nonvoting shares	348,500	17,090
UPL Ltd.	1,155,000	15,686
Givaudan SA	5,300	14,963
En+ Group PLC (GDR)1,3	1,886,800	14,227
Koninklijke DSM NV	89,000	11,001
Air Products and Chemicals, Inc.	17,000	3,848
International Flavors & Fragrances Inc.	20,000	2,902
Teck Resources Ltd., Class B	121,000	2,792
SIG Combibloc Group AG	242,000	2,781
BASF SE	33,900	2,464
Arkema SA	26,100	2,427
Celanese Corp.	22,000	2,372
		282,415
Communication services 5.15%
Facebook, Inc., Class A1	265,700	51,280
Alphabet Inc., Class C1	23,700	25,618
Alphabet Inc., Class A1	10,000	10,828
Tencent Holdings Ltd.	535,600	24,176
Activision Blizzard, Inc.	380,900	17,978
Yandex NV, Class A1	443,000	16,834
YY Inc., Class A (ADR)1	174,000	12,126
SoftBank Group Corp.	112,000	5,366
Electronic Arts Inc.1	38,400	3,888
HUYA, Inc. (ADR)1	147,600	3,647
América Móvil, SAB de CV, Series L (ADR)	150,000	2,184
América Móvil, SAB de CV, Series L	525,000	382
Intouch Holdings PCL, foreign registered	1,192,000	2,439
Spotify Technology SA1	11,000	1,608
		178,354
Consumer staples 5.01%
Treasury Wine Estates Ltd.	3,700,000	38,756
Kweichow Moutai Co., Ltd., Class A	244,699	35,057
Nestlé SA	333,296	34,504
Kirin Holdings Co., Ltd.	754,800	16,266
British American Tobacco PLC	335,000	11,695
a2 Milk Co., Ltd.1	568,000	5,523
Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd., Class A	834,965	5,207
Pernod Ricard SA	22,330	4,115
Thai Beverage PCL	6,250,000	3,834
Herbalife Nutrition Ltd.1	77,000	3,292
Anheuser-Busch InBev SA/NV	31,000	2,744
CP ALL PCL, foreign registered	768,000	2,154

American Funds Insurance Series — New World Fund — Page 27 of 176

unaudited

Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
JBS SA, ordinary nominative	348,500	$1,926
Mondelez International, Inc.	35,000	1,886
Kao Corp.	24,000	1,828
Coca-Cola HBC AG (CDI)1	47,500	1,793
Fomento Económico Mexicano, SAB de CV	152,000	1,473
Coca-Cola FEMSA, SAB de CV, Series L	198,000	1,229
		173,282
Industrials 4.82%
Airbus SE, non-registered shares	324,029	45,939
Shanghai International Airport Co., Ltd., Class A	2,200,532	26,842
Nidec Corp.	159,800	21,825
Rational AG	19,400	13,357
Knorr-Bremse AG, non-registered shares	93,000	10,363
Edenred SA	173,689	8,860
DSV A/S	85,722	8,418
Safran SA	41,000	6,007
MTU Aero Engines AG	20,500	4,884
Boeing Co.	13,000	4,732
SMC Corp.	9,300	3,465
TransDigm Group Inc.1	7,000	3,387
Thales SA	24,800	3,064
Komatsu Ltd.	67,000	1,616
Fortive Corp.	17,000	1,386
Experian PLC	41,800	1,265
CCR SA, ordinary nominative	305,400	1,086
Guangzhou Baiyun International Airport Co. Ltd., Class A	147,950	392
		166,888
Real estate 0.96%
American Tower Corp. REIT	92,600	18,932
Embassy Office Parks REIT1,2,3	717,600	3,700
China Overseas Land & Investment Ltd.	970,000	3,576
Ayala Land, Inc.	2,614,000	2,592
Ayala Land, Inc., preference shares1,2,4	15,000,000	26
Longfor Group Holdings Ltd.	677,000	2,552
Central Pattana PCL, foreign registered	696,600	1,704
Vinhomes JSC1	5	—5
		33,082
Utilities 0.66%
Pampa Energía SA (ADR)1	310,000	10,748
China Resources Gas Group Ltd.	1,886,000	9,355
ENN Energy Holdings Ltd.	287,000	2,792
		22,895
Total common stocks (cost: $2,403,058,000)		3,079,814
Preferred securities 2.37% Industrials 1.11%
Azul SA, preference shares (ADR)1	866,446	28,974
Azul SA, preference shares1	838,500	9,453
		38,427

American Funds Insurance Series — New World Fund — Page 28 of 176

unaudited

Preferred securities (continued) Financials 0.56%	Shares	Value (000)
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,576,000	$14,846
Itaú Unibanco Holding SA, preferred nominative	457,000	4,315
		19,161
Consumer discretionary 0.46%
Volkswagen AG, nonvoting preferred shares	95,000	16,011
Information technology 0.14%
Samsung Electronics Co., Ltd., nonvoting preferred shares	149,500	4,953
Health care 0.10%
Grifols, SA, Class B, nonvoting preferred, non-registered shares	172,000	3,579
Total preferred securities (cost: $60,409,000)		82,131
Rights & warrants 0.53% Health care 0.38%
WuXi AppTec Co., Ltd., Class A, warrants, expire 20201,2,3	1,138,800	13,079
Consumer staples 0.15%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 20222,3	348,300	5,325
Total rights & warrants (cost: $15,630,000)		18,404
Bonds, notes & other debt instruments 2.76% Bonds & notes of governments & government agencies outside the U.S. 2.43%	Principal amount (000)
Argentine Republic (Argentina Central Bank 7D Repo Reference Rate) 68.466% 20206	ARS4,161	96
Argentine Republic (Badlar Private Banks ARS Index + 2.00%) 44.503% 20226	14,766	310
Argentine Republic 8.28% 20337	$1,318	1,105
Argentine Republic 3.75% 2038 (5.25% on 3/31/2029)8	1,700	999
Argentine Republic 6.875% 2048	2,595	1,930
Bahrain (Kingdom of) 6.75% 20293	500	530
Banque Centrale de Tunisie 6.75% 2023	€110	129
Banque Centrale de Tunisie 5.625% 2024	365	414
Banque Centrale de Tunisie 5.75% 2025	$425	397
Belarus (Republic of) 6.875% 2023	500	539
Brazil (Federative Republic of) Global 5.625% 2047	1,995	2,129
Buenos Aires (City of) 8.95% 2021	707	716
Cameroon (Republic of) 9.50% 2025	1,400	1,523
Colombia (Republic of) 4.50% 2026	1,250	1,352
Cote d’Ivoire (Republic of) 5.75% 20328	1,320	1,286
Dominican Republic 7.50% 2021	533	563
Dominican Republic 5.50% 20253	970	1,034
Dominican Republic 10.375% 2026	DOP24,000	498
Dominican Republic 11.00% 2026	7,900	169
Dominican Republic 11.00% 2026	4,000	85
Dominican Republic 8.625% 20273	$575	689
Dominican Republic 11.25% 2027	DOP22,900	492
Dominican Republic 11.375% 2029	12,800	277
Dominican Republic 7.45% 20443	$1,125	1,308

American Funds Insurance Series — New World Fund — Page 29 of 176

unaudited

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Dominican Republic 7.45% 2044	$1,100	$1,279
Dominican Republic 6.85% 20453	500	548
Egypt (Arab Republic of) 7.50% 20273	640	684
Egypt (Arab Republic of) 5.625% 2030	€900	1,004
Egypt (Arab Republic of) 8.50% 2047	$1,000	1,062
Ethiopia (Federal Democratic Republic of) 6.625% 2024	1,400	1,463
Gabonese Republic 6.375% 2024	1,000	993
Greece (Hellenic Republic of) 3.375% 2025	€1,100	1,374
Guatemala (Republic of) 4.375% 2027	$1,100	1,101
Honduras (Republic of) 7.50% 2024	500	552
Honduras (Republic of) 6.25% 2027	1,000	1,079
Indonesia (Republic of) 4.75% 20263	2,100	2,289
Indonesia (Republic of) 6.625% 2037	603	786
Indonesia (Republic of) 7.75% 2038	707	1,024
Indonesia (Republic of) 5.25% 2042	840	959
Iraq (Republic of) 6.752% 2023	1,520	1,565
Iraq (Republic of) 5.80% 2028	955	943
Jordan (Hashemite Kingdom of) 6.125% 20263	230	239
Jordan (Hashemite Kingdom of) 5.75% 20273	1,530	1,553
Kazakhstan (Republic of) 5.125% 20253	900	1,019
Kazakhstan (Republic of) 6.50% 20453	800	1,109
Kenya (Republic of) 6.875% 2024	1,350	1,440
Kenya (Republic of) 6.875% 20243	900	960
Kenya (Republic of) 8.25% 20483	500	522
Nigeria (Republic of) 6.375% 2023	1,025	1,087
Nigeria (Republic of) 7.625% 2047	1,000	999
Oman (Sultanate of) 5.625% 2028	3,000	2,852
Pakistan (Islamic Republic of) 5.50% 20213	900	910
Pakistan (Islamic Republic of) 8.25% 2024	300	329
Pakistan (Islamic Republic of) 8.25% 20253	410	450
Pakistan (Islamic Republic of) 6.875% 20273	1,500	1,519
Panama (Republic of) 3.75% 20263	980	1,015
Panama (Republic of) 4.50% 2047	1,555	1,761
Paraguay (Republic of) 5.00% 20263	500	548
Paraguay (Republic of) 5.00% 2026	500	548
Paraguay (Republic of) 4.70% 20273	800	868
Paraguay (Republic of) 4.70% 2027	500	543
Peru (Republic of) 6.15% 2032	PEN5,000	1,668
Peru (Republic of) 6.55% 2037	$700	990
Poland (Republic of) 3.25% 2026	300	318
Qatar (State of) 4.50% 20283	1,500	1,681
Romania 2.875% 2029	€1,350	1,704
Romania 5.125% 20483	$1,500	1,682
Russian Federation 6.50% 2024	RUB70,000	1,078
Russian Federation 4.375% 20293	$1,000	1,038
Russian Federation 6.90% 2029	RUB73,500	1,132
Russian Federation 5.10% 2035	$1,000	1,088
Saudi Arabia (Kingdom of) 2.375% 20213	375	375
Saudi Arabia (Kingdom of) 3.25% 20263	810	828
Saudi Arabia (Kingdom of) 3.625% 20283	800	823
Senegal (Republic of) 4.75% 2028	€1,000	1,144
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	$250	251
Sri Lanka (Democratic Socialist Republic of) 5.875% 2022	200	201
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025	410	400
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025	200	201

American Funds Insurance Series — New World Fund — Page 30 of 176

unaudited

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026	$1,010	$1,009
Turkey (Republic of) 4.875% 2043	1,295	1,011
Turkey (Republic of) 5.75% 2047	3,005	2,527
Ukraine Government 7.75% 2022	1,000	1,061
Ukraine Government 7.75% 2027	1,700	1,752
Ukraine Government 7.375% 2032	1,200	1,183
Venezuela (Bolivarian Republic of) 7.00% 20189	64	16
Venezuela (Bolivarian Republic of) 7.75% 20199	1,149	306
Venezuela (Bolivarian Republic of) 6.00% 20209	950	258
Venezuela (Bolivarian Republic of) 12.75% 20229	85	25
Venezuela (Bolivarian Republic of) 9.00% 20239	1,383	380
Venezuela (Bolivarian Republic of) 8.25% 20249	299	82
Venezuela (Bolivarian Republic of) 7.65% 20259	129	35
Venezuela (Bolivarian Republic of) 11.75% 20269	64	19
Venezuela (Bolivarian Republic of) 9.25% 20279	170	50
Venezuela (Bolivarian Republic of) 9.25% 20289	319	87
Venezuela (Bolivarian Republic of) 11.95% 20319	106	31
Venezuela (Bolivarian Republic of) 7.00% 20389	107	28
		84,008
Corporate bonds & notes 0.33% Energy 0.17%
Gazprom OJSC 6.51% 20223	600	649
Petrobras Global Finance Co. 5.75% 2029	1,095	1,144
Petrobras Global Finance Co. 6.85% 2115	314	326
Petróleos Mexicanos 7.19% 2024	MXN30,241	1,316
Petróleos Mexicanos 7.19% 2024	10,880	474
Petróleos Mexicanos 6.50% 2029	$2,000	1,940
		5,849
Financials 0.07%
BBVA Bancomer SA 6.50% 20213	525	553
HSBK (Europe) BV 7.25% 20213	1,125	1,185
VEB Finance Ltd. 6.90% 2020	600	619
		2,357
Utilities 0.04%
Cemig Geração e Transmissão SA 9.25% 20243	480	552
State Grid Overseas Investment Ltd. 3.50% 20273	900	932
		1,484
Materials 0.03%
CSN Resources SA 7.625% 2023	1,000	1,059
Industrials 0.02%
DP World Crescent 4.848% 20283	835	892
Total corporate bonds & notes		11,641
Total bonds, notes & other debt instruments (cost: $91,389,000)		95,649
Short-term securities 5.02% Money market investments 4.36%	Shares
Capital Group Central Cash Fund	1,508,156	150,800

American Funds Insurance Series — New World Fund — Page 31 of 176

unaudited

Short-term securities (continued) Other short-term securities 0.66%	Principal amount (000)	Value (000)
Argentinian Treasury Bills (17.02%)–9.41% due 7/19/2019–7/31/2020	ARS657,391	$17,624
Egyptian Treasury Bills 15.04%–15.59% due 10/8/2019–12/17/2019	EGP57,000	3,232
Nigerian Treasury Bills 12.40%–14.18% due 10/10/2019–1/9/2020	NGN752,000	1,971
		22,827
Total short-term securities (cost: $175,029,000)		173,627
Total investment securities 99.68% (cost: $2,745,515,000)		3,449,625
Other assets less liabilities 0.32%		11,027
Net assets 100.00%		$3,460,652

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $24,325,000, which represented .70% of the net assets of the fund.
3	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $65,315,000, which represented 1.89% of the net assets of the fund.
4	Value determined using significant unobservable inputs.
5	Amount less than one thousand.
6	Coupon rate may change periodically.
7	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
8	Step bond; coupon rate may change at a later date.
9	Scheduled interest and/or principal payment was not received.

Key to abbreviations and symbols
ADR = American Depositary Receipts
ARS = Argentine pesos
CDI = CREST Depository Interest
DOP = Dominican pesos
EGP = Egyptian pounds
€ = Euros
GBP = British pounds
GDR = Global Depositary Receipts
MXN = Mexican pesos
NGN = Nigerian naira
PEN = Peruvian nuevos soles
RUB = Russian rubles

American Funds Insurance Series — New World Fund — Page 32 of 176

Blue Chip Income and Growth Fund

Investment portfolio

June 30, 2019

unaudited

Common stocks 93.97% Health care 19.81%	Shares	Value (000)
Abbott Laboratories	5,412,000	$455,149
AbbVie Inc.	6,028,530	438,395
Gilead Sciences, Inc.	3,045,712	205,768
Amgen Inc.	1,014,510	186,954
UnitedHealth Group Inc.	493,000	120,297
Teva Pharmaceutical Industries Ltd. (ADR)1	10,333,800	95,381
Humana Inc.	259,000	68,713
Medtronic PLC	700,000	68,173
Merck & Co., Inc.	500,000	41,925
Stryker Corp.	125,400	25,780
Thermo Fisher Scientific Inc.	87,000	25,550
Bristol-Myers Squibb Co.	400,000	18,140
		1,750,225
Information technology 14.73%
Microsoft Corp.	2,469,200	330,774
QUALCOMM Inc.	2,846,800	216,556
Intel Corp.	3,474,000	166,300
Broadcom Inc.	565,000	162,641
Texas Instruments Inc.	780,000	89,513
Mastercard Inc., Class A	337,000	89,147
Apple Inc.	400,000	79,168
Accenture PLC, Class A	400,000	73,908
Automatic Data Processing, Inc.	318,500	52,658
Applied Materials, Inc.	729,000	32,739
ASML Holding NV (New York registered)	39,200	8,151
		1,301,555
Consumer staples 12.05%
Philip Morris International Inc.	3,260,900	256,078
British American Tobacco PLC (ADR)	5,134,830	179,052
Costco Wholesale Corp.	581,255	153,602
Constellation Brands, Inc., Class A	740,100	145,755
Coca-Cola Co.	2,175,000	110,751
Altria Group, Inc.	2,045,800	96,869
PepsiCo, Inc.	400,000	52,452
Keurig Dr Pepper Inc.	995,000	28,756
Lamb Weston Holdings, Inc.	400,000	25,344
Mondelez International, Inc.	287,000	15,469
		1,064,128
Energy 10.91%
Exxon Mobil Corp.	4,813,800	368,882
EOG Resources, Inc.	2,755,800	256,730
Royal Dutch Shell PLC, Class B (ADR)	1,215,000	79,874
Schlumberger Ltd.	1,745,000	69,346

American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 33 of 176

unaudited

Common stocks (continued) Energy (continued)	Shares	Value (000)
Concho Resources Inc.	610,500	$62,991
Williams Companies, Inc.	1,792,000	50,248
Halliburton Co.	2,204,730	50,136
Canadian Natural Resources, Ltd.	930,000	25,082
		963,289
Industrials 9.90%
General Dynamics Corp.	1,459,900	265,439
CSX Corp.	2,766,000	214,005
Illinois Tool Works Inc.	650,000	98,027
Airbus Group SE (ADR)	2,157,000	76,272
Union Pacific Corp.	400,000	67,644
United Technologies Corp.	500,000	65,100
Northrop Grumman Corp.	174,300	56,318
L3 Harris Technologies Inc.	72,000	17,652
J.B. Hunt Transport Services, Inc.	110,000	10,055
Rolls-Royce Holdings PLC (ADR)	356,800	3,846
		874,358
Consumer discretionary 8.58%
Lowe’s Companies, Inc.	3,594,572	362,728
Marriott International, Inc., Class A	852,500	119,597
McDonald’s Corp.	500,000	103,830
Hasbro, Inc.	440,000	46,499
Williams-Sonoma, Inc.	705,000	45,825
NIKE, Inc., Class B	450,000	37,777
General Motors Co.	743,800	28,659
Las Vegas Sands Corp.	220,000	13,000
		757,915
Communication services 6.67%
Facebook, Inc., Class A1	1,339,800	258,581
Alphabet Inc., Class A1	135,750	146,990
Alphabet Inc., Class C1	20,500	22,159
Verizon Communications Inc.	2,450,500	139,997
Netflix, Inc.1	59,200	21,745
		589,472
Financials 3.92%
JPMorgan Chase & Co.	1,409,000	157,526
U.S. Bancorp	1,000,000	52,400
AIA Group Ltd. (ADR)	953,000	41,122
American International Group, Inc.	632,000	33,673
Charles Schwab Corp.	578,000	23,230
CME Group Inc., Class A	89,000	17,276
Willis Towers Watson PLC	56,800	10,879
Nasdaq, Inc.	103,000	9,906
		346,012
Materials 3.40%
Linde PLC	985,700	197,929
Freeport-McMoRan Inc.	7,703,700	89,440
International Flavors & Fragrances Inc.	92,000	13,348
		300,717

American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 34 of 176

unaudited

Common stocks (continued) Utilities 2.08%	Shares	Value (000)
Public Service Enterprise Group Inc.	1,000,000	$58,820
American Electric Power Co., Inc.	600,000	52,806
Sempra Energy	331,000	45,493
E.ON SE (ADR)	1,490,000	16,092
NextEra Energy, Inc.	50,000	10,243
		183,454
Real estate 1.92%
Kimco Realty Corp. REIT	3,677,000	67,951
Crown Castle International Corp. REIT	384,000	50,054
HCP, Inc. REIT	954,000	30,509
Alexandria Real Estate Equities, Inc. REIT	148,000	20,881
		169,395
Total common stocks (cost: $6,814,813,000)		8,300,520
Rights & warrants 0.09% Financials 0.09%
American International Group, Inc., warrants, expire 20211	647,000	7,926
Total rights & warrants (cost: $10,088,000)		7,926
Convertible stocks 0.06% Health care 0.06%
Danaher Corp., Series A, 4.75% cumulative convertible preferred 2022	4,900	5,413
Total convertible stocks (cost: $4,978,000)		5,413
Short-term securities 6.69% Money market investments 6.69%
Capital Group Central Cash Fund	5,905,582	590,499
Total short-term securities (cost: $590,512,000)		590,499
Total investment securities 100.81% (cost: $7,420,391,000)		8,904,358
Other assets less liabilities (0.81)%		(71,177)
Net assets 100.00%		$8,833,181

1	Security did not produce income during the last 12 months.

Key to abbreviation
ADR = American Depositary Receipts

American Funds Insurance Series — Blue Chip Income and Growth Fund — Page 35 of 176

Global Growth and Income Fund

Investment portfolio

June 30, 2019

unaudited

Common stocks 92.66% Information technology 14.66%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.	8,493,800	$65,359
Microsoft Corp.	391,000	52,378
PagSeguro Digital Ltd., Class A1	1,208,752	47,105
Broadcom Inc.	121,200	34,889
Apple Inc.	112,500	22,266
Halma PLC	610,000	15,648
ASML Holding NV	70,000	14,625
Temenos AG	60,000	10,735
GoDaddy Inc., Class A1	142,000	9,961
Fiserv, Inc.1	88,000	8,022
SAP SE	44,500	6,111
Intel Corp.	120,600	5,773
Afterpay Touch Group Ltd.1	288,000	5,069
Murata Manufacturing Co., Ltd.	67,000	3,008
		300,949
Financials 12.85%
AIA Group Ltd.	3,200,000	34,512
Sberbank of Russia PJSC (ADR)	1,710,000	26,300
HDFC Bank Ltd.	644,000	22,799
CME Group Inc., Class A	100,000	19,411
The Blackstone Group Inc., Class A	412,500	18,323
Toronto-Dominion Bank (CAD denominated)	292,000	17,062
B3 SA - Brasil, Bolsa, Balcao	1,500,000	14,633
Ping An Insurance (Group) Co. of China, Ltd., Class H	1,195,000	14,349
DBS Group Holdings Ltd.	705,000	13,527
JPMorgan Chase & Co.	92,000	10,286
Bank Leumi le-Israel BM	1,409,898	10,177
Bank Central Asia Tbk PT	4,775,000	10,131
CIT Group Inc.	181,750	9,549
Sony Financial Holdings Inc.	377,200	9,054
BB Seguridade Participações SA	765,000	6,451
SunTrust Banks, Inc.	90,000	5,657
Macquarie Group Ltd.	58,000	5,106
National Australia Bank Ltd.	260,000	4,877
ABN AMRO Group NV, depository receipts	197,000	4,215
Prudential PLC	177,000	3,857
Capital One Financial Corp.	32,000	2,904
UniCredit SpA	56,319	693
		263,873
Industrials 12.43%
Airbus SE, non-registered shares	672,200	95,300
Lockheed Martin Corp.	66,000	23,994
CCR SA, ordinary nominative	6,017,900	21,408
Safran SA	143,000	20,952

American Funds Insurance Series — Global Growth and Income Fund — Page 36 of 176

unaudited

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Rheinmetall AG	151,500	$18,545
Boeing Co.	45,900	16,708
General Dynamics Corp.	65,000	11,818
Honeywell International Inc.	48,000	8,380
Illinois Tool Works Inc.	54,000	8,144
ACS, Actividades de Construcción y Servicios, SA	153,846	6,142
DCC PLC	45,600	4,065
MTU Aero Engines AG	16,300	3,883
Watsco, Inc.	23,500	3,843
VINCI SA	37,128	3,802
Rockwool International A/S, Class B	12,500	3,191
International Consolidated Airlines Group, SA (CDI)	427,994	2,592
Union Pacific Corp.	15,000	2,537
		255,304
Consumer discretionary 9.21%
Home Depot, Inc.	135,700	28,221
LVMH Moët Hennessy-Louis Vuitton SE	56,200	23,920
Carnival Corp., units	319,000	14,849
Norwegian Cruise Line Holdings Ltd.1	275,000	14,748
Daimler AG	222,000	12,350
Restaurant Brands International Inc. (CAD denominated)	175,000	12,170
Alibaba Group Holding Ltd. (ADR)1	69,800	11,828
Royal Caribbean Cruises Ltd.	93,000	11,273
General Motors Co.	275,000	10,596
adidas AG	28,000	8,644
Bayerische Motoren Werke AG	114,000	8,438
Accor SA	163,500	7,018
NIKE, Inc., Class B	80,000	6,716
Amazon.com, Inc.1	3,400	6,438
Melco Resorts & Entertainment Ltd. (ADR)	193,000	4,192
Naspers Ltd., Class N	16,100	3,909
Trainline PLC1	707,300	3,702
		189,012
Communication services 8.39%
Nintendo Co., Ltd.	224,000	82,046
Alphabet Inc., Class A1	21,800	23,605
Alphabet Inc., Class C1	7,000	7,566
Comcast Corp., Class A	296,000	12,515
Facebook, Inc., Class A1	44,000	8,492
Nexon Co., Ltd.1	585,000	8,475
SK Telecom Co., Ltd.	37,500	8,412
Advanced Info Service PCL, foreign registered	820,000	5,829
Activision Blizzard, Inc.	101,000	4,767
Pinterest, Inc., Class A1	156,400	4,257
Netflix, Inc.1	8,700	3,196
Verizon Communications Inc.	55,000	3,142
		172,302
Health care 8.25%
UnitedHealth Group Inc.	101,825	24,846
Merck & Co., Inc.	267,350	22,417
Boston Scientific Corp.1	351,000	15,086
Abbott Laboratories	171,000	14,381

American Funds Insurance Series — Global Growth and Income Fund — Page 37 of 176

unaudited

Common stocks (continued) Health care (continued)	Shares	Value (000)
Fleury SA, ordinary nominative	2,500,000	$13,900
AstraZeneca PLC	167,000	13,654
Novartis AG	148,000	13,524
Centene Corp.1	202,000	10,593
HOYA Corp.	117,000	8,957
Hikma Pharmaceuticals PLC	340,000	7,435
Eli Lilly and Co.	45,000	4,986
CSL Ltd.	32,300	4,875
Hypera SA, ordinary nominative	562,000	4,389
Koninklijke Philips NV	100,000	4,342
Demant A/S1	102,000	3,172
DexCom, Inc.1	18,525	2,776
		169,333
Materials 7.67%
Vale SA, ordinary nominative	2,395,000	32,320
Fortescue Metals Group Ltd.	4,763,816	30,167
Freeport-McMoRan Inc.	2,499,000	29,013
Koninklijke DSM NV	109,000	13,473
Allegheny Technologies Inc.1	415,000	10,458
Rio Tinto PLC	165,000	10,227
CCL Industries Inc., Class B, nonvoting shares	192,500	9,440
BHP Group PLC	350,000	8,956
Shin-Etsu Chemical Co., Ltd.	63,000	5,864
LafargeHolcim Ltd.	110,000	5,372
DuPont de Nemours Inc.	30,000	2,252
		157,542
Energy 6.48%
Reliance Industries Ltd.1	2,830,148	51,377
Gazprom PJSC (ADR)	3,431,000	25,135
Royal Dutch Shell PLC, Class B	550,000	18,028
EOG Resources, Inc.	125,000	11,645
Galp Energia, SGPS, SA, Class B	708,000	10,889
Canadian Natural Resources, Ltd. (CAD denominated)	136,000	3,667
Canadian Natural Resources, Ltd.	120,000	3,236
WorleyParsons Ltd.	483,919	4,998
ConocoPhillips	66,000	4,026
		133,001
Real estate 4.42%
MGM Growth Properties LLC REIT, Class A	676,200	20,726
Gaming and Leisure Properties, Inc. REIT	425,000	16,566
Alexandria Real Estate Equities, Inc. REIT	103,000	14,532
Digital Realty Trust, Inc. REIT	72,000	8,481
Daito Trust Construction Co., Ltd.	60,000	7,644
Prologis, Inc. REIT	90,000	7,209
Vonovia SE	104,442	4,988
Crown Castle International Corp. REIT	37,000	4,823
Iron Mountain Inc. REIT	131,000	4,100
Longfor Group Holdings Ltd.	457,500	1,725
		90,794

American Funds Insurance Series — Global Growth and Income Fund — Page 38 of 176

unaudited

Common stocks (continued) Consumer staples 4.36%	Shares	Value (000)
Nestlé SA	434,700	$45,002
Treasury Wine Estates Ltd.	1,100,000	11,522
British American Tobacco PLC	197,000	6,877
Keurig Dr Pepper Inc.	235,000	6,791
Coca-Cola European Partners PLC	95,000	5,368
Coca-Cola FEMSA, SAB de CV, Series L	710,000	4,406
Sysco Corp.	62,000	4,385
a2 Milk Co., Ltd.1	350,000	3,403
C&C Group PLC	379,169	1,686
		89,440
Utilities 3.94%
Ørsted AS	491,552	42,504
Enel SpA	2,780,000	19,409
Brookfield Infrastructure Partners LP	170,000	7,287
China Resources Gas Group Ltd.	1,350,000	6,697
Public Service Enterprise Group Inc.	85,000	5,000
		80,897
Total common stocks (cost: $1,409,787,000)		1,902,447
Preferred securities 0.39% Financials 0.39%
Itaú Unibanco Holding SA, preferred nominative (ADR)	862,500	8,125
Total preferred securities (cost: $6,929,000)		8,125
Bonds, notes & other debt instruments 1.71% Corporate bonds & notes 1.71% Communication services 1.71%	Principal amount (000)
Sprint Corp. 7.25% 2021	$ 33,000	35,145
Total bonds, notes & other debt instruments (cost: $31,773,000)		35,145
Short-term securities 4.32% Money market investments 4.32%	Shares
Capital Group Central Cash Fund	886,487	88,640
Total short-term securities (cost: $88,643,000)		88,640
Total investment securities 99.08% (cost: $1,537,132,000)		2,034,357
Other assets less liabilities 0.92%		18,830
Net assets 100.00%		$2,053,187

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized depreciation at 6/30/2019 (000)
Purchases (000)	Sales (000)
USD7,285	AUD10,500	JPMorgan Chase	7/26/2019	$(94)

American Funds Insurance Series — Global Growth and Income Fund — Page 39 of 176

unaudited

1	Security did not produce income during the last 12 months.

Key to abbreviations and symbol
ADR = American Depositary Receipts
AUD = Australian dollars
CAD = Canadian dollars
CDI = CREST Depository Interest
USD/$ = U.S. dollars

American Funds Insurance Series — Global Growth and Income Fund — Page 40 of 176

Growth-Income Fund

Investment portfolio

June 30, 2019

unaudited

Common stocks 93.00% Information technology 15.21%	Shares	Value (000)
Microsoft Corp.	9,380,500	$1,256,612
Broadcom Inc.	2,108,034	606,819
Intel Corp.	10,360,800	495,971
Texas Instruments Inc.	3,082,688	353,769
Accenture PLC, Class A	1,510,900	279,169
Mastercard Inc., Class A	791,000	209,243
Visa Inc., Class A	1,160,200	201,353
QUALCOMM Inc.	2,386,566	181,546
Euronet Worldwide, Inc.1	618,000	103,972
Ceridian HCM Holding Inc.1	2,005,900	100,696
GoDaddy Inc., Class A1	1,430,370	100,340
Adobe Inc.1	335,900	98,973
NetApp, Inc.	1,513,000	93,352
Amphenol Corp., Class A	861,000	82,604
Taiwan Semiconductor Manufacturing Co., Ltd.	10,637,000	81,851
Global Payments Inc.	498,100	79,761
ASML Holding NV	219,000	45,756
ASML Holding NV (New York registered)	112,700	23,434
International Business Machines Corp.	500,000	68,950
Automatic Data Processing, Inc.	390,000	64,479
Teradata Corp.1	1,587,757	56,921
Motorola Solutions, Inc.	300,000	50,019
Fiserv, Inc.1	536,700	48,926
Micron Technology, Inc.1	1,229,000	47,427
Xilinx, Inc.	375,000	44,220
Workday, Inc., Class A1	210,000	43,172
Atlassian Corp. PLC, Class A1	304,800	39,880
MKS Instruments, Inc.	481,000	37,465
TE Connectivity Ltd.	391,000	37,450
SYNNEX Corp. (USA)	367,700	36,182
SAP SE	239,500	32,887
StoneCo Ltd., Class A1	1,085,500	32,109
Apple Inc.	151,900	30,064
ServiceNow, Inc.1	86,500	23,750
Worldpay, Inc., Class A1	175,000	21,446
Analog Devices, Inc.	177,900	20,080
Trimble Inc.1	413,300	18,644
Arista Networks, Inc.1	63,500	16,486
		5,165,778
Health care 15.14%
UnitedHealth Group Inc.	2,444,268	596,426
Abbott Laboratories	6,329,069	532,275
Gilead Sciences, Inc.	6,325,600	427,358
Amgen Inc.	2,281,997	420,526
Merck & Co., Inc.	4,164,380	349,183

American Funds Insurance Series — Growth-Income Fund — Page 41 of 176

unaudited

Common stocks (continued) Health care (continued)	Shares	Value (000)
Eli Lilly and Co.	2,077,600	$230,177
Cigna Corp.	1,327,418	209,135
AbbVie Inc.	2,395,936	174,232
AstraZeneca PLC	1,434,400	117,276
AstraZeneca PLC (ADR)	1,228,600	50,716
Stryker Corp.	693,733	142,618
Johnson & Johnson	1,013,000	141,091
Thermo Fisher Scientific Inc.	458,000	134,505
Novartis AG	1,413,000	129,112
Incyte Corp.1	1,330,900	113,073
Hologic, Inc.1	2,331,300	111,949
Seattle Genetics, Inc.1	1,536,306	106,328
Illumina, Inc.1	280,200	103,156
PerkinElmer, Inc.	1,000,000	96,340
Anthem, Inc.	338,315	95,476
GlaxoSmithKline PLC	4,478,900	89,677
Humana Inc.	328,000	87,018
Novo Nordisk A/S, Class B	1,611,056	82,097
Pfizer Inc.	1,877,251	81,323
Edwards Lifesciences Corp.1	402,800	74,413
Daiichi Sankyo Co., Ltd.	1,392,000	72,753
Alcon Inc.1	861,147	53,176
Bluebird Bio, Inc.1	412,200	52,432
Ultragenyx Pharmaceutical Inc.1	822,800	52,248
Elanco Animal Health Inc.1	1,501,355	50,746
Agios Pharmaceuticals, Inc.1	612,920	30,572
Gossamer Bio, Inc.1	1,325,000	29,388
Biohaven Pharmaceutical Holding Co. Ltd.1	618,100	27,067
Sage Therapeutics, Inc.1	123,300	22,575
Allakos Inc.1	511,000	22,142
Allogene Therapeutics, Inc.1	458,500	12,311
Neurocrine Biosciences, Inc.1	140,600	11,871
CVS Health Corp.	161,300	8,789
		5,141,550
Financials 11.17%
JPMorgan Chase & Co.	5,027,030	562,022
CME Group Inc., Class A	2,002,500	388,705
Bank of New York Mellon Corp.	6,957,700	307,182
Intercontinental Exchange, Inc.	3,183,555	273,595
Aon PLC, Class A	1,214,800	234,432
American International Group, Inc.	3,207,141	170,877
Chubb Ltd.	1,095,100	161,297
Moody’s Corp.	817,558	159,677
Marsh & McLennan Companies, Inc.	1,580,200	157,625
Willis Towers Watson PLC	662,500	126,895
Wells Fargo & Co.	2,622,300	124,087
EXOR NV	1,600,000	112,073
Nasdaq, Inc.	1,079,800	103,844
State Street Corp.	1,795,500	100,656
UniCredit SpA	6,968,000	85,778
Banco Santander, SA	16,095,805	74,684
Kotak Mahindra Bank Ltd.	3,417,778	73,136
Berkshire Hathaway Inc., Class B1	300,000	63,951
Charles Schwab Corp.	1,566,000	62,938

American Funds Insurance Series — Growth-Income Fund — Page 42 of 176

unaudited

Common stocks (continued) Financials (continued)	Shares	Value (000)
M&T Bank Corp.	333,600	$56,735
PNC Financial Services Group, Inc.	410,900	56,408
AIA Group Ltd.	4,300,000	46,376
B3 SA - Brasil, Bolsa, Balcao	4,750,000	46,338
HDFC Bank Ltd.	1,290,000	45,669
Toronto-Dominion Bank	750,000	43,770
London Stock Exchange Group PLC	603,000	42,011
Bank of Montreal	461,200	34,838
SunTrust Banks, Inc.	428,200	26,912
UBS Group AG	1,343,666	15,967
Tradeweb Markets Inc., Class A	343,600	15,053
Fannie Mae1	4,398,800	11,864
SVB Financial Group1	33,200	7,456
Federal Home Loan Mortgage Corp.1	666,200	1,732
		3,794,583
Industrials 11.05%
General Dynamics Corp.	2,639,200	479,859
Airbus SE, non-registered shares	2,824,564	400,449
BWX Technologies, Inc.2	5,373,948	279,983
TransDigm Group Inc.1	485,800	235,030
Northrop Grumman Corp.	694,900	224,529
Equifax Inc.	1,406,200	190,174
L3 Harris Technologies Inc.	707,000	173,335
Safran SA	1,094,103	160,303
Textron Inc.	2,991,377	158,663
CSX Corp.	1,996,600	154,477
Norfolk Southern Corp.	746,900	148,880
Waste Connections, Inc.	1,309,600	125,171
L3 Harris Technologies Inc.1	600,000	113,478
Westinghouse Air Brake Technologies Corp.	1,259,758	90,400
Waste Management, Inc.	767,700	88,569
Middleby Corp.1	611,000	82,913
Boeing Co.	195,450	71,146
Union Pacific Corp.	392,677	66,406
United Technologies Corp.	494,300	64,358
General Electric Co.	5,227,900	54,893
Meggitt PLC	6,667,952	44,372
Air Lease Corp., Class A	1,058,100	43,742
Old Dominion Freight Line, Inc.	270,000	40,300
Lockheed Martin Corp.	109,900	39,953
Masco Corp.	954,000	37,435
Deere & Co.	224,300	37,169
Huntington Ingalls Industries, Inc.	163,500	36,745
Covanta Holding Corp.	2,019,800	36,175
CAE Inc.	881,000	23,687
Nielsen Holdings PLC	856,400	19,355
RELX PLC	763,100	18,505
Caterpillar Inc.	101,000	13,765
		3,754,219
Communication services 10.97%
Facebook, Inc., Class A1	6,449,227	1,244,701
Alphabet Inc., Class C1	316,784	342,415
Alphabet Inc., Class A1	279,980	303,162

American Funds Insurance Series — Growth-Income Fund — Page 43 of 176

unaudited

Common stocks (continued) Communication services (continued)	Shares	Value (000)
Netflix, Inc.1	1,449,649	$532,485
Verizon Communications Inc.	4,009,400	229,057
Comcast Corp., Class A	4,893,400	206,893
Charter Communications, Inc., Class A1	458,369	181,138
CBS Corp., Class B	2,580,700	128,777
Activision Blizzard, Inc.	2,457,100	115,975
IAC/InterActiveCorp1	438,800	95,452
Vodafone Group PLC	55,226,321	90,698
Fox Corp., Class A	2,307,000	84,528
Electronic Arts Inc.1	599,000	60,655
Tencent Holdings Ltd.	1,295,500	58,476
Inmarsat PLC	4,204,061	29,076
Viacom Inc., Class B	708,400	21,160
Walt Disney Co.	16,358	2,284
		3,726,932
Consumer staples 7.91%
Coca-Cola Co.	7,223,100	367,800
British American Tobacco PLC	6,930,260	241,942
British American Tobacco PLC (ADR)	479,440	16,718
Costco Wholesale Corp.	832,200	219,917
Pernod Ricard SA	1,169,574	215,514
Mondelez International, Inc.	3,567,400	192,283
Carlsberg A/S, Class B	1,390,224	184,300
Nestlé SA	1,606,846	166,347
Philip Morris International Inc.	2,033,640	159,702
Keurig Dr Pepper Inc.	5,426,735	156,833
Procter & Gamble Co.	1,353,178	148,376
L’Oréal SA, non-registered shares	280,000	79,756
Walgreens Boots Alliance, Inc.	1,441,200	78,790
Kirin Holdings Co., Ltd.	3,380,000	72,842
Herbalife Nutrition Ltd.1	1,639,000	70,083
PepsiCo, Inc.	498,419	65,358
Reckitt Benckiser Group PLC	775,000	61,159
Diageo PLC	1,220,000	52,429
Avon Products, Inc.1	13,199,000	51,212
Church & Dwight Co., Inc.	446,400	32,614
Lamb Weston Holdings, Inc.	500,000	31,680
Hormel Foods Corp.	508,800	20,627
		2,686,282
Energy 7.05%
Exxon Mobil Corp.	5,845,200	447,918
Chevron Corp.	2,164,300	269,325
Enbridge Inc. (CAD denominated)	5,893,659	212,874
Enbridge Inc. (CAD denominated)3	1,340,553	48,420
EOG Resources, Inc.	2,715,800	253,004
Schlumberger Ltd.	4,570,400	181,628
Royal Dutch Shell PLC, Class B (ADR)	1,415,800	93,075
Royal Dutch Shell PLC, Class B	1,800,000	58,999
Royal Dutch Shell PLC, Class A (ADR)	305,348	19,869
Equitrans Midstream Corp.	8,081,600	159,288
Canadian Natural Resources, Ltd. (CAD denominated)	4,659,200	125,628
Williams Companies, Inc.	4,043,200	113,371
ConocoPhillips	1,644,010	100,285

American Funds Insurance Series — Growth-Income Fund — Page 44 of 176

unaudited

Common stocks (continued) Energy (continued)	Shares	Value (000)
Concho Resources Inc.	814,800	$84,071
Kinder Morgan, Inc.	3,264,200	68,156
ONEOK, Inc.	600,000	41,286
BP PLC	4,388,542	30,575
Baker Hughes, a GE Co., Class A	1,197,600	29,497
TOTAL SA	279,375	15,654
Occidental Petroleum Corp.	285,200	14,340
Tullow Oil PLC	3,674,051	9,775
TC Energy Corp.	172,711	8,562
Ensco PLC, Class A	589,825	5,031
Halliburton Co.	202,800	4,612
Golar LNG Ltd.	22,600	418
		2,395,661
Consumer discretionary 5.65%
Amazon.com, Inc.1	290,400	549,910
Lowe’s Companies, Inc.	1,480,000	149,347
Marriott International, Inc., Class A	1,057,700	148,385
Hasbro, Inc.	1,400,000	147,952
Home Depot, Inc.	599,000	124,574
NIKE, Inc., Class B	1,403,000	117,782
Hilton Worldwide Holdings Inc.	1,032,720	100,938
Ferrari NV	390,000	63,327
McDonald’s Corp.	300,000	62,298
Wynn Resorts, Ltd.	490,966	60,875
Six Flags Entertainment Corp.	1,019,500	50,649
Chipotle Mexican Grill, Inc.1	59,710	43,760
Toyota Motor Corp.	600,000	37,219
Wyndham Hotels & Resorts, Inc.	665,000	37,067
Las Vegas Sands Corp.	598,000	35,336
Ross Stores, Inc.	334,200	33,126
InterContinental Hotels Group PLC	491,530	32,284
Signet Jewelers Ltd.	1,674,500	29,940
General Motors Co.	720,000	27,742
Newell Brands Inc.	1,725,000	26,599
YUM! Brands, Inc.	205,630	22,757
Booking Holdings Inc.1	9,900	18,560
		1,920,427
Materials 4.77%
Celanese Corp.	3,193,233	344,230
International Flavors & Fragrances Inc.	1,599,000	231,999
Linde PLC	1,152,000	231,322
Vale SA, ordinary nominative (ADR)	9,977,221	134,094
Vale SA, ordinary nominative	3,404,848	45,948
Freeport-McMoRan Inc.	10,573,000	122,753
DuPont de Nemours Inc.	1,419,700	106,577
Rio Tinto PLC	1,544,655	95,738
Dow Inc.	1,504,700	74,197
Air Products and Chemicals, Inc.	312,100	70,650
Mosaic Co.	2,522,400	63,136
Tata Steel Ltd.	6,775,000	49,506
Centerra Gold Inc.1	2,917,909	20,544
Corteva, Inc.	459,700	13,593

American Funds Insurance Series — Growth-Income Fund — Page 45 of 176

unaudited

Common stocks (continued) Materials (continued)	Shares	Value (000)
Alcoa Corp.1	372,000	$8,708
Asahi Kasei Corp.	619,000	6,594
		1,619,589
Utilities 2.02%
Sempra Energy	2,375,700	326,516
American Electric Power Co., Inc.	1,538,000	135,359
Edison International	1,639,900	110,546
E.ON SE	5,598,029	60,797
AES Corp.	2,000,000	33,520
Public Service Enterprise Group Inc.	346,000	20,352
		687,090
Real estate 1.90%
Crown Castle International Corp. REIT	1,795,400	234,031
Equinix, Inc. REIT	223,800	112,860
American Tower Corp. REIT	513,100	104,903
Iron Mountain Inc. REIT	1,919,300	60,074
MGM Growth Properties LLC REIT, Class A	1,789,500	54,848
SBA Communications Corp. REIT1	210,000	47,217
Weyerhaeuser Co. REIT1	1,212,541	31,938
		645,871
Mutual funds 0.16%
Altaba Inc.1	789,243	54,750
Total common stocks (cost: $23,041,561,000)		31,592,732
Convertible stocks 0.30% Health care 0.17%
Danaher Corp., Series A, 4.75% cumulative convertible preferred 2022	50,000	55,233
Real estate 0.13%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	36,900	44,348
Total convertible stocks (cost: $89,661,000)		99,581
Convertible bonds 0.02% Energy 0.02%	Principal amount (000)
Weatherford International PLC, convertible notes, 5.875% 2021	$ 13,743	7,112
Total convertible bonds (cost: $11,820,000)		7,112
Short-term securities 6.26% Money market investments 6.26%	Shares
Capital Group Central Cash Fund	21,280,609	2,127,848
Total short-term securities (cost: $2,127,852,000)		2,127,848
Total investment securities 99.58% (cost: $25,270,894,000)		33,827,273
Other assets less liabilities 0.42%		142,019
Net assets 100.00%		$33,969,292

American Funds Insurance Series — Growth-Income Fund — Page 46 of 176

unaudited

1	Security did not produce income during the last 12 months.
2	Represents an affiliated company as defined under the Investment Company Act of 1940.
3	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $48,420,000, which represented .14% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars

American Funds Insurance Series — Growth-Income Fund — Page 47 of 176

International Growth and Income Fund

Investment portfolio

June 30, 2019

unaudited

Common stocks 92.46% Financials 18.26%	Shares	Value (000)
HDFC Bank Ltd.	1,228,800	$43,503
Zurich Insurance Group AG	92,200	32,103
AIA Group Ltd.	1,833,000	19,769
Prudential PLC	738,000	16,083
ING Groep NV	1,367,000	15,849
Sony Financial Holdings Inc.	526,100	12,629
Banco Santander, SA	2,611,538	12,117
Sumitomo Mitsui Financial Group, Inc.	308,000	10,873
Haci Ömer Sabanci Holding AS	6,520,900	9,673
GT Capital Holdings, Inc.	501,049	9,193
Swedbank AB, Class A	611,000	9,175
PICC Property and Casualty Co. Ltd., Class H	7,905,000	8,531
Moscow Exchange MICEX-RTS PJSC	5,665,000	8,076
St. James’s Place PLC	524,000	7,307
Credit Suisse Group AG	576,077	6,907
BNP Paribas SA	137,300	6,520
Sampo Oyj, Class A	138,000	6,512
Banco Bilbao Vizcaya Argentaria, SA	825,000	4,613
Banco Bilbao Vizcaya Argentaria, SA (ADR)	337,643	1,877
Bank Rakyat Indonesia (Persero) Tbk PT	20,420,000	6,302
Sberbank of Russia PJSC (ADR)	394,479	6,067
B3 SA - Brasil, Bolsa, Balcao	426,000	4,156
ABN AMRO Group NV, depository receipts	188,000	4,022
		261,857
Health care 12.76%
Novartis AG	502,545	45,920
Takeda Pharmaceutical Co., Ltd.	1,043,753	37,010
Fresenius SE & Co. KGaA	551,600	29,906
Daiichi Sankyo Co., Ltd.	561,000	29,321
China Biologic Products Holdings, Inc.1	182,000	17,345
NMC Health PLC	205,000	6,256
Alcon Inc.1	100,509	6,206
Teva Pharmaceutical Industries Ltd. (ADR)1	662,000	6,110
Chugai Pharmaceutical Co., Ltd.	76,300	4,982
		183,056
Industrials 11.63%
Airbus SE, non-registered shares	253,960	36,005
Shanghai International Airport Co., Ltd., Class A	2,590,033	31,593
ASSA ABLOY AB, Class B	681,100	15,395
Komatsu Ltd.	629,600	15,183
Airports of Thailand PCL, foreign registered	5,250,000	12,583
Adani Ports & Special Economic Zone Ltd.	2,008,779	11,937
Aena SME, SA, non-registered shares	52,450	10,395
Rolls-Royce Holdings PLC1	838,400	8,948

American Funds Insurance Series — International Growth and Income Fund — Page 48 of 176

unaudited

Common stocks (continued) Industrials (continued)	Shares	Value (000)
SMC Corp.	23,300	$8,681
ALD SA	513,000	8,027
Recruit Holdings Co., Ltd.	156,000	5,200
International Container Terminal Services, Inc.	1,000,000	2,858
		166,805
Energy 8.60%
Royal Dutch Shell PLC, Class A (GBP denominated)	2,147,691	70,164
Royal Dutch Shell PLC, Class B	138,000	4,523
TOTAL SA	404,534	22,666
Canadian Natural Resources, Ltd. (CAD denominated)	272,500	7,348
Canadian Natural Resources, Ltd.	92,000	2,481
Cenovus Energy Inc.	935,000	8,247
Ultrapar Participacoes SA, ordinary nominative	1,525,000	7,982
		123,411
Real estate 7.67%
Sun Hung Kai Properties Ltd.	2,249,500	38,155
CK Asset Holdings Ltd.	3,939,348	30,837
Daito Trust Construction Co., Ltd.	144,800	18,447
China Resources Land Ltd.	3,064,000	13,493
China Overseas Land & Investment Ltd.	2,444,000	9,011
		109,943
Consumer discretionary 6.98%
Sony Corp.	430,000	22,526
LVMH Moët Hennessy-Louis Vuitton SE	48,000	20,430
Luckin Coffee Inc., Class A (ADR)1	508,404	9,909
Kering SA	16,600	9,817
Just Eat PLC1	1,215,000	9,644
Galaxy Entertainment Group Ltd.	1,100,000	7,414
Alibaba Group Holding Ltd. (ADR)1	28,600	4,846
Sands China Ltd.	972,000	4,647
Inchcape PLC	589,000	4,608
Hyundai Motor Co.	28,300	3,431
Hyundai Mobis Co., Ltd.	13,875	2,830
		100,102
Materials 6.83%
Rio Tinto PLC	792,800	49,138
Yara International ASA	343,000	16,638
Air Liquide SA, non-registered shares	72,000	10,074
Akzo Nobel NV	93,955	8,829
Vale SA, ordinary nominative (ADR)	506,000	6,801
Glencore PLC	1,880,000	6,526
		98,006
Utilities 5.91%
Ørsted AS	317,300	27,437
E.ON SE	1,952,000	21,199
ENN Energy Holdings Ltd.	1,658,000	16,131
Iberdrola, SA, non-registered shares	807,869	8,053
SSE PLC	320,000	4,560

American Funds Insurance Series — International Growth and Income Fund — Page 49 of 176

unaudited

Common stocks (continued) Utilities (continued)	Shares	Value (000)
ENGIE SA	249,000	$3,777
National Grid PLC	345,970	3,672
		84,829
Consumer staples 5.71%
Pernod Ricard SA	128,650	23,706
British American Tobacco PLC	627,958	21,923
Coca-Cola Icecek AS, Class C	2,631,000	13,576
Philip Morris International Inc.	109,400	8,591
Imperial Brands PLC	316,016	7,412
Kirin Holdings Co., Ltd.	313,000	6,745
		81,953
Information technology 4.33%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,804,000	21,577
Tokyo Electron Ltd.	96,500	13,533
Samsung Electronics Co., Ltd.	259,000	10,543
ASML Holding NV	47,800	9,987
Lenovo Group Ltd.	8,290,000	6,420
		62,060
Communication services 3.78%
Yandex NV, Class A1	470,000	17,860
SoftBank Group Corp.	170,000	8,144
Nippon Telegraph and Telephone Corp.	125,800	5,854
1&1 Drillisch AG	172,000	5,734
Tencent Holdings Ltd.	116,700	5,268
Singapore Telecommunications Ltd.	2,011,000	5,202
LG Uplus Corp.	356,974	4,483
RTL Group SA, non-registered shares	32,100	1,644
		54,189
Total common stocks (cost: $1,177,798,000)		1,326,211
Preferred securities 1.25% Financials 0.98%
Itaú Unibanco Holding SA, preferred nominative (ADR)	1,486,950	14,007
Energy 0.27%
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	201,000	2,854
Petróleo Brasileiro SA (Petrobras), preferred nominative	143,000	1,021
		3,875
Total preferred securities (cost: $13,377,000)		17,882
Bonds, notes & other debt instruments 1.15% Bonds & notes of governments & government agencies outside the U.S. 0.62%	Principal amount (000)
Brazil (Federative Republic of) 10.00% 2025	BRL 22,000	6,477
Portuguese Republic 3.875% 2030	€1,640	2,502
		8,979

American Funds Insurance Series — International Growth and Income Fund — Page 50 of 176

unaudited

Bonds, notes & other debt instruments (continued) Corporate bonds & notes 0.53% Energy 0.28%	Principal amount (000)	Value (000)
Petróleos Mexicanos 6.875% 2026	$3,617	$3,664
Petróleos Mexicanos 6.35% 2048	454	391
		4,055
Health care 0.25%
Teva Pharmaceutical Finance Co. BV 3.15% 2026	1,060	827
Teva Pharmaceutical Finance Co. BV 4.10% 2046	1,160	793
Valeant Pharmaceuticals International, Inc. 6.125% 20252	1,865	1,907
		3,527
Total corporate bonds & notes		7,582
Total bonds, notes & other debt instruments (cost: $15,610,000)		16,561
Short-term securities 4.89% Money market investments 4.53%	Shares
Capital Group Central Cash Fund	649,569	64,951
Other short-term securities 0.36%	Principal amount (000)
Argentinian Treasury Bills 4.00%–9.41% due 7/19/2019–7/31/2019	ARS205,726	5,254
Total short-term securities (cost: $69,825,000)		70,205
Total investment securities 99.75% (cost: $1,276,610,000)		1,430,859
Other assets less liabilities 0.25%		3,524
Net assets 100.00%		$1,434,383

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized appreciation at 6/30/2019 (000)
Purchases (000)	Sales (000)
USD1,559	GBP1,223	Morgan Stanley	7/12/2019	$5

1	Security did not produce income during the last 12 months.
2	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,907,000, which represented .13% of the net assets of the fund.

Key to abbreviations and symbols
ADR = American Depositary Receipts
ARS = Argentine pesos
BRL = Brazilian reais
CAD = Canadian dollars
€ = Euros
GBP = British pounds
USD/$ = U.S. dollars

American Funds Insurance Series — International Growth and Income Fund — Page 51 of 176

Capital Income Builder®

Investment portfolio

June 30, 2019

unaudited

Common stocks 67.41% Information technology 9.58%	Shares	Value (000)
Microsoft Corp.	109,620	$14,685
Broadcom Inc.	50,800	14,623
QUALCOMM Inc.	140,900	10,718
Intel Corp.	221,100	10,584
Taiwan Semiconductor Manufacturing Co., Ltd.	1,277,800	9,832
NetApp, Inc.	62,700	3,869
HP Inc.	178,600	3,713
Delta Electronics, Inc.	630,200	3,196
Vanguard International Semiconductor Corp.	1,510,700	3,171
VTech Holdings Ltd.	328,400	2,939
MediaTek Inc.	185,300	1,873
Micro Focus International PLC	46,623	1,222
		80,425
Consumer staples 9.08%
Philip Morris International Inc.	145,220	11,404
Diageo PLC	233,600	10,039
British American Tobacco PLC	271,200	9,468
Carlsberg A/S, Class B	69,692	9,239
Coca-Cola Co.	177,700	9,048
Nestlé SA	69,277	7,172
Altria Group, Inc.	150,370	7,120
Danone SA	53,967	4,572
Imperial Brands PLC	141,500	3,319
Reckitt Benckiser Group PLC	41,100	3,243
Japan Tobacco Inc.	72,800	1,607
		76,231
Financials 8.63%
CME Group Inc., Class A	59,566	11,562
Zurich Insurance Group AG	26,872	9,357
DBS Group Holdings Ltd.	335,700	6,441
SunTrust Banks, Inc.	100,500	6,316
Sampo Oyj, Class A	130,569	6,162
Svenska Handelsbanken AB, Class A	553,166	5,473
Swedbank AB, Class A	335,761	5,042
JPMorgan Chase & Co.	38,000	4,248
PNC Financial Services Group, Inc.	29,700	4,077
Lloyds Banking Group PLC	4,434,000	3,187
Oversea-Chinese Banking Corp. Ltd.	327,796	2,762
Intesa Sanpaolo SpA	1,099,089	2,352
Nasdaq, Inc.	16,200	1,558
Hong Kong Exchanges and Clearing Ltd.	39,400	1,391
Marsh & McLennan Companies, Inc.	13,100	1,307

American Funds Insurance Series — Capital Income Builder — Page 52 of 176

unaudited

Common stocks (continued) Financials (continued)	Shares	Value (000)
Bank of China Ltd., Class H	1,894,000	$800
MONETA Money Bank, AS, non-registered shares	137,053	470
		72,505
Real estate 8.21%
Crown Castle International Corp. REIT	130,300	16,984
American Tower Corp. REIT	77,569	15,859
Link Real Estate Investment Trust REIT	693,500	8,522
Digital Realty Trust, Inc. REIT	49,000	5,772
Unibail-Rodamco-Westfield, non-registered shares REIT	32,500	4,869
CK Asset Holdings Ltd.	554,500	4,341
Iron Mountain Inc. REIT	124,500	3,897
Nexity SA, Class A, non-registered shares	81,189	3,508
Longfor Group Holdings Ltd.	770,000	2,903
TAG Immobilien AG	63,600	1,469
Equinix, Inc. REIT	1,700	857
		68,981
Energy 7.49%
Royal Dutch Shell PLC, Class B	413,140	13,542
Royal Dutch Shell PLC, Class B (ADR)	8,500	559
Royal Dutch Shell PLC, Class A (GBP denominated)	101	3
Enbridge Inc. (CAD denominated)	369,670	13,352
Williams Companies, Inc.	236,700	6,637
Occidental Petroleum Corp.	122,600	6,165
Chevron Corp.	40,600	5,052
Inter Pipeline Ltd.	297,600	4,629
Helmerich & Payne, Inc.	90,500	4,581
Equitrans Midstream Corp.	231,800	4,569
Schlumberger Ltd.	94,900	3,771
		62,860
Communication services 5.11%
Vodafone Group PLC	5,707,800	9,374
Koninklijke KPN NV	2,692,994	8,268
Verizon Communications Inc.	119,950	6,853
HKT Trust and HKT Ltd., units	3,699,240	5,872
Nippon Telegraph and Telephone Corp.	106,000	4,933
Nintendo Co., Ltd.	11,300	4,139
Nordic Entertainment Group AB, Class B	60,624	1,423
Gannett Co., Inc.	132,999	1,085
Modern Times Group MTG AB, Class B1	84,405	945
		42,892
Health care 4.93%
AstraZeneca PLC	123,900	10,130
AstraZeneca PLC (ADR)	145,100	5,990
GlaxoSmithKline PLC	421,500	8,439
Pfizer Inc.	176,500	7,646
Eli Lilly and Co.	26,600	2,947
Merck & Co., Inc.	30,700	2,574
Roche Holding AG, nonvoting, non-registered shares	7,627	2,146
Koninklijke Philips NV	35,323	1,534
		41,406

American Funds Insurance Series — Capital Income Builder — Page 53 of 176

unaudited

Common stocks (continued) Utilities 4.26%	Shares	Value (000)
Enel SpA	1,753,109	$12,240
Edison International	135,100	9,107
Iberdrola, SA, non-registered shares	495,604	4,940
Infratil Ltd.	1,464,892	4,576
SSE PLC	243,656	3,472
National Grid PLC	135,700	1,440
		35,775
Consumer discretionary 4.21%
Las Vegas Sands Corp.	173,400	10,246
Sands China Ltd.	1,460,800	6,985
Greene King PLC	691,500	5,427
InterContinental Hotels Group PLC	64,695	4,249
Royal Caribbean Cruises Ltd.	26,200	3,176
Gree Electric Appliances, Inc. of Zhuhai, Class A	274,800	2,201
Burberry Group PLC	78,200	1,849
Kering SA	2,085	1,233
		35,366
Industrials 3.85%
Airbus SE, non-registered shares	90,999	12,901
Boeing Co.	21,300	7,754
United Technologies Corp.	30,400	3,958
Air New Zealand Ltd.	1,738,359	3,095
BOC Aviation Ltd.	350,700	2,945
Kühne + Nagel International AG	11,185	1,660
		32,313
Materials 2.06%
Air Products and Chemicals, Inc.	15,700	3,554
Givaudan SA	1,202	3,393
Nutrien Ltd.	62,220	3,326
Asahi Kasei Corp.	191,200	2,037
Linde PLC	8,200	1,647
DuPont de Nemours Inc.	21,266	1,596
Dow Inc.	22,433	1,106
Corteva, Inc.	21,266	629
		17,288
Total common stocks (cost: $534,432,000)		566,042
Rights & warrants 0.00% Energy 0.00%
Ultra Petroleum Corp., warrants, expire 20251	1,750	—2
Total rights & warrants (cost: $0)		—2
Convertible stocks 1.11% Utilities 0.66%
Sempra Energy, Series A, 6.00% convertible preferred 2021	49,700	5,541

American Funds Insurance Series — Capital Income Builder — Page 54 of 176

unaudited

Convertible stocks (continued) Real estate 0.45%	Shares	Value (000)
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	3,150	$3,786
Total convertible stocks (cost: $8,227,000)		9,327
Bonds, notes & other debt instruments 22.66% U.S. Treasury bonds & notes 13.13% U.S. Treasury 12.45%	Principal amount (000)
U.S. Treasury 2.25% 2021	$12,000	12,100
U.S. Treasury 2.875% 2021	2,000	2,052
U.S. Treasury 1.625% 2022	3,550	3,538
U.S. Treasury 1.875% 2022	10,500	10,551
U.S. Treasury 2.00% 20223	15,000	15,130
U.S. Treasury 2.00% 2022	3,000	3,027
U.S. Treasury 2.125% 2022	8,800	8,919
U.S. Treasury 2.50% 2022	240	245
U.S. Treasury 1.75% 2023	4,000	4,003
U.S. Treasury 2.625% 2023	4,060	4,189
U.S. Treasury 2.75% 2023	3,770	3,912
U.S. Treasury 2.875% 2023	3,100	3,246
U.S. Treasury 2.00% 2024	2,219	2,245
U.S. Treasury 2.00% 2025	13,200	13,327
U.S. Treasury 2.625% 2025	5	5
U.S. Treasury 2.00% 2026	7,500	7,558
U.S. Treasury 2.875% 2028	1,500	1,611
U.S. Treasury 2.375% 2029	2,638	2,725
U.S. Treasury 2.875% 2045	200	214
U.S. Treasury, principal only, 0% 20473	6,535	3,149
U.S. Treasury 3.125% 20483	2,000	2,242
U.S. Treasury 3.00% 2049	485	532
		104,520
U.S. Treasury inflation-protected securities 0.68%
U.S. Treasury Inflation-Protected Security 0.625% 20234	5,658	5,728
U.S. Treasury Inflation-Protected Security 0.50% 20284	—2	—2
		5,728
Total U.S. Treasury bonds & notes		110,248
Mortgage-backed obligations 5.27% Federal agency mortgage-backed obligations 4.99%
Fannie Mae Pool #BD2379 4.00% 20465	1,016	1,064
Fannie Mae Pool #CA0133 4.00% 20475	747	780
Fannie Mae Pool #CA2055 4.50% 20485	6,244	6,565
Fannie Mae Pool #CA1709 4.50% 20485	5,393	5,675
Fannie Mae Pool #CA1563 4.50% 20485	5,290	5,567
Fannie Mae Pool #MA3692 3.50% 20495	304	312
Freddie Mac 2.50% 20325	88	88
Freddie Mac 2.50% 20335	135	135
Freddie Mac Pool #760015 3.17% 20475,6	275	278
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 20565	491	498
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 20565	470	471
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 20565,6	245	249
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.75% 20575,6	192	196
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 20575	2,895	2,949
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 20575	152	155

American Funds Insurance Series — Capital Income Builder — Page 55 of 176

unaudited

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 20285	$1,844	$1,922
Government National Mortgage Assn. 4.50% 20495	3,987	4,170
Government National Mortgage Assn. 4.50% 20495	445	465
Government National Mortgage Assn. 5.00% 20495	478	502
Government National Mortgage Assn. 5.00% 20495	474	498
Government National Mortgage Assn. 5.00% 20495	233	244
Government National Mortgage Assn. 5.00% 20495,7	141	148
Government National Mortgage Assn. 5.46% 20605	17	18
Government National Mortgage Assn. 4.81% 20615	1	1
Government National Mortgage Assn. 5.20% 20645	2	2
Government National Mortgage Assn. 6.64% 20645	6	6
Government National Mortgage Assn. Pool #MA5653 5.00% 20485	4,835	5,059
Government National Mortgage Assn. Pool #MA5877 4.50% 20495	38	39
Government National Mortgage Assn. Pool #MA5878 5.00% 20495	1,396	1,466
Government National Mortgage Assn. Pool #MA5933 5.00% 20495	1,190	1,252
Government National Mortgage Assn. Pool #MA5988 5.00% 20495	633	665
Government National Mortgage Assn. Pool #694836 5.645% 20595	1	1
Government National Mortgage Assn. Pool #765152 4.416% 20615	1	1
Government National Mortgage Assn. Pool #766525 4.543% 20625	21	21
Government National Mortgage Assn. Pool #766524 4.548% 20625	96	96
Government National Mortgage Assn. Pool #777452 4.18% 20635	54	54
Government National Mortgage Assn. Pool #767639 4.44% 20635	37	38
Government National Mortgage Assn. Pool #AA1709 4.565% 20635	91	92
Uniform Mortgage-Backed Security 3.50% 20495,7	185	189
		41,931
Collateralized mortgage-backed obligations (privately originated) 0.28%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 20485,6,8	781	803
Arroyo Mortgage Trust, Series 2019-1, Class A1, 3.805% 20495,6,8	566	580
Finance of America Structured Securities Trust, Series 2019-HB1, Class A, 3.279% 20695,6,8	461	463
Homeward Opportunities Fund Trust, Series 2018-1, 3.766% 20485,6,8	190	194
Nationstar HECM Loan Trust, Series 2018-2, Class A, 3.188% 20285,6,8	127	128
Nationstar HECM Loan Trust, Series 2019-1A, Class A, 2.651% 20695,6,8,9	190	190
		2,358
Total mortgage-backed obligations		44,289
Corporate bonds & notes 3.21% Financials 0.58%
Allstate Corp. 3.85% 2049	70	74
Bank of America Corp. 3.458% 2025 (3-month USD-LIBOR + 0.97% on 3/15/2024)10	800	830
Bank of America Corp. 3.974% 2030	310	332
Bank of Montreal 2.50% 2024	350	350
Citigroup Inc. 3.98% 2030 (3-month USD-LIBOR + 1.023% on 3/20/2029)10	85	91
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)10	250	261
JPMorgan Chase & Co. (3-month USD-LIBOR + 0.59%) 2.933% 20196	275	275
JPMorgan Chase & Co. 4.25% 2020	300	307
JPMorgan Chase & Co. 3.702% 2030 (3-month USD-LIBOR + 1.16% on 5/6/2029)10	468	494
Marsh & McLennan Companies, Inc. 4.375% 2029	175	194
Metropolitan Life Global Funding I 2.40% 20218	225	226
Morgan Stanley 5.50% 2020	300	310
New York Life Global Funding 3.00% 20288	150	153
Toronto-Dominion Bank 2.65% 2024	150	151
Travelers Companies, Inc. 4.10% 2049	70	79

American Funds Insurance Series — Capital Income Builder — Page 56 of 176

unaudited

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Wells Fargo & Co. 2.15% 2020	$425	$425
Wells Fargo & Co. 4.60% 2021	300	311
		4,863
Utilities 0.57%
AEP Transmission Co. LLC 3.80% 2049	45	46
American Electric Power Co., Inc. 3.65% 2021	300	309
American Electric Power Co., Inc. 4.30% 2028	530	581
CenterPoint Energy, Inc. 3.85% 2024	100	105
Consolidated Edison Co. of New York, Inc. 4.65% 2048	140	163
Consolidated Edison Co. of New York, Inc. 4.125% 2049	30	32
Dominion Resources, Inc. 3.071% 202410	75	76
DTE Energy Co. 3.95% 2049	35	38
Duke Energy Corp. 2.65% 2026	115	114
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)10	120	129
Emera US Finance LP 4.75% 2046	120	129
Entergy Corp. 5.125% 2020	200	205
Entergy Corp. 2.95% 2026	280	280
FirstEnergy Corp. 3.90% 2027	250	262
Jersey Central Power & Light Co. 4.30% 20268	115	124
Mississippi Power Co. 4.25% 2042	335	338
Pacific Gas and Electric Co. 2.45% 202211	210	203
Pacific Gas and Electric Co. 4.65% 20288,11	284	291
Public Service Electric and Gas Co. 3.20% 2029	95	98
Public Service Electric and Gas Co. 3.85% 2049	35	38
Public Service Enterprise Group Inc. 2.875% 2024	100	101
San Diego Gas & Electric Co. 4.15% 2048	75	78
SCANA Corp. 6.25% 2020	176	180
SCANA Corp. 4.75% 2021	108	111
SCANA Corp. 4.125% 2022	71	73
Southern California Edison Co. 4.65% 2043	55	59
Southern California Edison Co. 4.00% 2047	80	80
Southern California Edison Co., Series C, 4.125% 2048	284	286
Tampa Electric Co. 4.45% 2049	30	33
Virginia Electric and Power Co. 2.95% 2026	225	229
		4,791
Health care 0.47%
AbbVie Inc. 4.45% 2046	77	76
AstraZeneca PLC 3.375% 2025	200	209
Bayer US Finance II LLC 4.25% 20258	210	222
Becton, Dickinson and Co. 3.70% 2027	85	89
Boston Scientific Corp. 3.75% 2026	170	181
Boston Scientific Corp. 4.70% 2049	15	17
Bristol-Myers Squibb Co. 4.125% 20398	308	334
Centene Corp. 5.375% 20268	100	105
Cigna Corp. 3.75% 20238	110	115
Cigna Corp. 4.375% 20288	100	108
Cigna Corp. 4.80% 20388	130	140
Cigna Corp. 4.90% 20488	60	65
CVS Health Corp. 4.30% 2028	234	247
CVS Health Corp. 4.78% 2038	257	268
Eli Lilly and Co. 3.375% 2029	90	96
HCA Inc. 4.125% 2029	55	56

American Funds Insurance Series — Capital Income Builder — Page 57 of 176

unaudited

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
HCA Inc. 5.25% 2049	$50	$52
Merck & Co., Inc. 2.90% 2024	108	112
Pfizer Inc. 4.00% 2049	50	55
Takeda Pharmaceutical Co., Ltd. 4.40% 20238	360	386
Takeda Pharmaceutical Co., Ltd. 5.00% 20288	800	907
UnitedHealth Group Inc. 4.45% 2048	70	80
		3,920
Consumer staples 0.41%
Altria Group, Inc. 5.95% 2049	410	467
Anheuser-Busch Co./InBev Worldwide 4.90% 2046	200	223
British American Tobacco PLC 3.557% 2027	770	767
British American Tobacco PLC 4.54% 2047	150	139
Conagra Brands, Inc. 4.30% 2024	70	74
Conagra Brands, Inc. 5.40% 2048	50	55
Keurig Dr Pepper Inc. 4.057% 2023	620	651
Keurig Dr Pepper Inc. 4.417% 2025	30	32
Keurig Dr Pepper Inc. 5.085% 2048	64	71
Molson Coors Brewing Co. 4.20% 2046	65	63
Philip Morris International Inc. 3.375% 2029	280	289
Wal-Mart Stores, Inc. 2.85% 2024	610	630
		3,461
Communication services 0.28%
AT&T Inc. 4.35% 2029	350	376
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	167	185
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2049	214	218
Comcast Corp. 4.15% 2028	60	66
Comcast Corp. 4.00% 2047	100	106
Comcast Corp. 4.00% 2048	50	53
NBCUniversal Enterprise, Inc. 5.25% 20498	630	645
Verizon Communications Inc. 4.329% 2028	312	345
Verizon Communications Inc. 4.016% 20298	70	76
Vodafone Group PLC 5.25% 2048	250	277
		2,347
Industrials 0.27%
3M Co. 2.25% 2023	603	604
Avolon Holdings Funding Ltd. 3.95% 20248	317	325
Boeing Co. 2.70% 2022	420	426
Boeing Co. 3.10% 2026	88	91
Boeing Co. 3.60% 2034	90	94
CSX Corp. 4.75% 2048	50	58
Union Pacific Corp. 4.50% 2048	80	91
Union Pacific Corp. 4.30% 2049	110	122
United Parcel Service, Inc. 4.25% 2049	60	66
Westinghouse Air Brake Technologies Corp. 4.40% 202410	358	379
		2,256
Information technology 0.22%
Broadcom Inc. 4.75% 20298	530	544
Broadcom Ltd. 3.625% 2024	100	101
Broadcom Ltd. 3.875% 2027	200	196
Broadcom Ltd. 3.50% 2028	128	122

American Funds Insurance Series — Capital Income Builder — Page 58 of 176

unaudited

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
Fiserv, Inc. 3.50% 2029	$540	$555
International Business Machines Corp. 3.00% 2024	340	349
		1,867
Energy 0.18%
Apache Corp. 4.25% 2030	105	108
Apache Corp. 5.35% 2049	180	191
BP Capital Markets PLC 4.234% 2028	175	195
Cenovus Energy Inc. 5.40% 2047	75	81
Enbridge Energy Partners, LP 7.375% 2045	85	125
Energy Transfer Partners, LP 6.00% 2048	161	184
Energy Transfer Partners, LP 6.25% 2049	150	178
EnLink Midstream Partners, LP 5.45% 2047	20	17
Equinor ASA 3.625% 2028	95	102
Petróleos Mexicanos 5.35% 2028	100	91
Total Capital International 3.455% 2029	145	155
TransCanada PipeLines Ltd. 4.25% 2028	60	65
Ultra Petroleum Corp. 11.00% 202412	90	35
		1,527
Consumer discretionary 0.17%
Bayerische Motoren Werke AG 2.95% 20228	640	650
Bayerische Motoren Werke AG 3.15% 20248	110	113
General Motors Co. 5.95% 2049	90	95
General Motors Financial Co. 3.55% 2022	140	142
Home Depot, Inc. 4.50% 2048	67	79
Lowe’s Companies, Inc. 3.65% 2029	140	146
Volkswagen Group of America Finance, LLC 4.25% 20238	200	211
		1,436
Real estate 0.04%
American Campus Communities, Inc. 3.30% 2026	128	129
Westfield Corp. Ltd. 3.50% 20298	160	162
		291
Materials 0.02%
Dow Chemical Co. 4.80% 20498	120	129
DowDuPont Inc. 5.419% 2048	60	73
		202
Total corporate bonds & notes		26,961
Asset-backed obligations 1.00%
Cloud Pass-Through Trust, Series 19-1A, Class CLOU, 3.554% 20225,6,8	793	804
Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.12% 20265,8	6,959	6,948
Westlake Automobile Receivables Trust, Series 2018-3A, Class A2A, 2.98% 20225,8	604	605
		8,357
Municipals 0.05% South Carolina 0.05%
Public Service Auth., Rev. Ref. Obligations (Santee Cooper), Series 2016-C, 5.00% 2035	350	412
Total municipals		412
Total bonds, notes & other debt instruments (cost: $185,342,000)		190,267

American Funds Insurance Series — Capital Income Builder — Page 59 of 176

unaudited

Short-term securities 8.17% Money market investments 8.17%	Shares	Value (000)
Capital Group Central Cash Fund	685,730	$68,566
Total short-term securities (cost: $68,566,000)		68,566
Total investment securities 99.35% (cost: $796,567,000)		834,202
Other assets less liabilities 0.65%		5,487
Net assets 100.00%		$839,689

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount13 (000)	Value at 6/30/201914 (000)	Unrealized appreciation (depreciation) at 6/30/2019 (000)
2 Year U.S. Treasury Note Futures	Long	417	October 2019	$83,400	$89,730	$646
5 Year U.S. Treasury Note Futures	Short	73	October 2019	(7,300)	(8,626)	(104)
10 Year Ultra U.S. Treasury Note Futures	Short	235	September 2019	(23,500)	(32,459)	(1,021)
20 Year U.S. Treasury Bond Futures	Long	49	September 2019	4,900	7,624	203
30 Year Ultra U.S. Treasury Bond Futures	Long	27	September 2019	2,700	4,794	210
						$(66)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2019 (000)
2.337%	U.S. EFFR	7/31/2019	$123,000	$(4)	$—	$(4)
2.325%	U.S. EFFR	7/31/2019	163,000	(6)	—	(6)
2.305%	U.S. EFFR	7/31/2019	163,000	(9)	—	(9)
U.S. EFFR	2.039%	9/18/2019	309,000	(4)	—	(4)
2.4035%	U.S. EFFR	1/11/2021	30,760	364	—	364
2.3995%	U.S. EFFR	1/11/2021	21,249	250	—	250
2.3755%	U.S. EFFR	2/6/2021	29,000	354	—	354
2.37%	U.S. EFFR	3/8/2021	15,000	194	—	194
3-month USD-LIBOR	2.348%	4/1/2021	47,000	(421)	—	(421)
2.197%	U.S. EFFR	4/15/2021	31,000	338	—	338
2.21875%	U.S. EFFR	3/14/2024	9,000	293	—	293
					$—	$1,349

American Funds Insurance Series — Capital Income Builder — Page 60 of 176

unaudited

1	Security did not produce income during the last 12 months.
2	Amount less than one thousand.
3	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $709,000, which represented .08% of the net assets of the fund.
4	Index-linked bond whose principal amount moves with a government price index.
5	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
6	Coupon rate may change periodically.
7	Purchased on a TBA basis.
8	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $16,746,000, which represented 1.99% of the net assets of the fund.
9	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $190,000, which represented .02% of the net assets of the fund.
10	Step bond; coupon rate may change at a later date.
11	Scheduled interest and/or principal payment was not received.
12	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
13	Notional amount is calculated based on the number of contracts and notional contract size.
14	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol
ADR = American Depositary Receipts
Auth. = Authority
CAD = Canadian dollars
EFFR = Effective Federal Funds Rate
GBP = British pounds
LIBOR = London Interbank Offered Rate
Ref. = Refunding
Rev. = Revenue
TBA = To-be-announced
USD/$ = U.S. dollars

American Funds Insurance Series — Capital Income Builder — Page 61 of 176

Asset Allocation Fund

Investment portfolio

June 30, 2019

unaudited

Common stocks 61.08% Information technology 14.78%	Shares	Value (000)
Microsoft Corp.	6,641,900	$889,749
Broadcom Inc.	2,095,000	603,067
ASML Holding NV (New York registered)	1,865,000	387,790
ASML Holding NV	70,000	14,625
VeriSign, Inc.1	1,700,000	355,572
Intel Corp.	5,820,000	278,603
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	6,276,700	245,858
Intuit Inc.	900,000	235,197
MKS Instruments, Inc.2	2,800,000	218,092
Visa Inc., Class A	1,032,000	179,103
Mastercard Inc., Class A	451,000	119,303
RingCentral, Inc., Class A1	652,300	74,962
MongoDB, Inc., Class A1	446,940	67,975
ServiceNow, Inc.1	201,700	55,381
Sabre Corp.	1,794,500	39,838
Corporate Risk Holdings I, Inc.1,3,4	168,812	20
		3,765,135
Financials 10.02%
Chubb Ltd.	2,200,000	324,038
Arch Capital Group Ltd.1	7,331,500	271,852
First Republic Bank	2,580,000	251,937
CME Group Inc., Class A	977,200	189,684
JPMorgan Chase & Co.	1,600,000	178,880
Capital One Financial Corp.	1,950,000	176,943
Citigroup Inc.	2,500,000	175,075
Bank of America Corp.	6,000,000	174,000
Wells Fargo & Co.	3,500,000	165,620
BlackRock, Inc.	229,000	107,470
Apollo Global Management, LLC, Class A	2,083,000	71,447
Intercontinental Exchange, Inc.	800,000	68,752
PNC Financial Services Group, Inc.	500,000	68,640
RenaissanceRe Holdings Ltd.	357,000	63,550
Nasdaq, Inc.	638,000	61,356
Aon PLC, Class A	205,000	39,561
TISCO Financial Group PCL, foreign registered	12,675,900	38,647
The Blackstone Group Inc., Class A	600,000	26,652
Ares Management Corp., Class A	1,015,403	26,573
AURELIUS Equity Opportunities SE & Co. KGaA, non-registered shares1	493,991	23,457
Berkshire Hathaway Inc., Class A1	61	19,419
HDFC Bank Ltd.	297,000	10,515
First Hawaiian, Inc.	400,000	10,348
Tradeweb Markets Inc., Class A	156,400	6,852
		2,551,268

American Funds Insurance Series — Asset Allocation Fund — Page 62 of 176

unaudited

Common stocks (continued) Health care 9.93%	Shares	Value (000)
Johnson & Johnson	3,672,000	$511,436
UnitedHealth Group Inc.	2,016,300	491,997
Humana Inc.	1,265,000	335,604
Merck & Co., Inc.	2,420,300	202,942
Bluebird Bio, Inc.1	1,558,700	198,267
Cigna Corp.	1,250,000	196,938
Gilead Sciences, Inc.	1,500,000	101,340
Thermo Fisher Scientific Inc.	296,000	86,929
Pfizer Inc.	1,815,000	78,626
Abbott Laboratories	890,565	74,897
Daiichi Sankyo Co., Ltd.	1,031,300	53,901
Eli Lilly and Co.	474,700	52,592
Vertex Pharmaceuticals Inc.1	260,000	47,679
WellCare Health Plans, Inc.1	166,500	47,464
Cortexyme, Inc.1	815,700	34,675
Allakos Inc.1	219,200	9,498
Advanz Pharma Corp.1,5	175,310	2,896
Advanz Pharma Corp.1	41,857	691
Rotech Healthcare Inc.1,3,4,5	184,138	1,105
		2,529,477
Industrials 5.77%
Boeing Co.	1,211,000	440,816
Northrop Grumman Corp.	1,349,400	436,005
Lockheed Martin Corp.	847,200	307,991
CSX Corp.	1,490,000	115,281
Airbus SE, non-registered shares	686,130	97,275
Honeywell International Inc.	152,000	26,538
Waste Management, Inc.	214,000	24,689
TransDigm Group Inc.1	45,000	21,771
Cornerstone Building Brands Inc.1,5	2,283	13
		1,470,379
Consumer discretionary 4.93%
Home Depot, Inc.	1,125,000	233,966
Amazon.com, Inc.1	103,000	195,044
Suzuki Motor Corp.	3,700,000	173,787
General Motors Co.	4,100,000	157,973
VF Corp.	1,500,000	131,025
Dillard’s, Inc., Class A (USA)2	1,700,000	105,876
Kontoor Brands, Inc.1,2	3,084,392	86,425
Marriott International, Inc., Class A	376,000	52,749
LVMH Moët Hennessy-Louis Vuitton SE	116,896	49,753
Kindred Group PLC (SDR)	4,602,522	39,036
NIKE, Inc., Class B	357,000	29,970
		1,255,604
Energy 3.92%
Noble Energy, Inc.	12,500,000	280,000
Cenovus Energy Inc.	28,000,000	246,955
Royal Dutch Shell PLC, Class B (ADR)	2,745,000	180,456
Suncor Energy Inc.	4,000,000	124,776
Chevron Corp.	600,000	74,664
Exxon Mobil Corp.	640,000	49,043
ConocoPhillips	335,000	20,435

American Funds Insurance Series — Asset Allocation Fund — Page 63 of 176

unaudited

Common stocks (continued) Energy (continued)	Shares	Value (000)
Diamondback Energy, Inc.	175,000	$19,070
Tribune Resources, Inc.1,3	926,514	2,432
		997,831
Consumer staples 3.85%
Philip Morris International Inc.	5,430,000	426,418
Nestlé SA	3,006,689	311,264
Nestlé SA (ADR)	900,000	93,060
Altria Group, Inc.	2,500,000	118,375
British American Tobacco PLC	875,000	30,547
		979,664
Communication services 3.71%
Charter Communications, Inc., Class A1	827,126	326,864
Alphabet Inc., Class A1	111,200	120,407
Alphabet Inc., Class C1	108,600	117,387
Facebook, Inc., Class A1	1,077,100	207,880
Verizon Communications Inc.	1,220,000	69,699
Netflix, Inc.1	148,600	54,584
Activision Blizzard, Inc.	519,500	24,520
Comcast Corp., Class A	550,000	23,254
		944,595
Materials 2.67%
Dow Inc.	4,616,666	227,648
LyondellBasell Industries NV	1,200,000	103,356
Royal Gold, Inc.	695,000	71,230
DuPont de Nemours Inc.	916,666	68,814
Alcoa Corp.1	2,500,000	58,525
WestRock Co.	1,362,700	49,698
Corteva, Inc.	916,666	27,106
First Quantum Minerals Ltd.	2,775,000	26,361
Franco-Nevada Corp.	292,832	24,855
Newmont Goldcorp Corp.	620,000	23,851
		681,444
Real estate 0.87%
Crown Castle International Corp. REIT	755,000	98,414
Digital Realty Trust, Inc. REIT	525,000	61,840
American Tower Corp. REIT	296,000	60,517
		220,771
Utilities 0.63%
CMS Energy Corp.	2,284,700	132,307
DTE Energy Co.	226,000	28,901
		161,208
Total common stocks (cost: $10,698,642,000)		15,557,376
Rights & warrants 0.00% Energy 0.00%
Tribune Resources, Inc., Class A, warrants, expire 20231,3,4	311,755	52
Tribune Resources, Inc., Class B, warrants, expire 20231,3,4	242,476	29
Tribune Resources, Inc., Class C, warrants, expire 20231,3,4	227,540	20

American Funds Insurance Series — Asset Allocation Fund — Page 64 of 176

unaudited

Rights & warrants (continued) Industrials 0.00%	Shares	Value (000)
Associated Materials, LLC, warrants, expire 20231,3,4	71,030	$—6
Total rights & warrants (cost: $47,000)		101
Convertible stocks 0.27% Real estate 0.15%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	31,500	37,858
Health care 0.10%
Danaher Corp., Series A, 4.75% cumulative convertible preferred 2022	22,709	25,086
Industrials 0.02%
Associated Materials, LLC, 14.00% convertible preferred 20203,4	5,000	4,983
		4,983
Total convertible stocks (cost: $66,588,000)		67,927
Convertible bonds 0.00% Communication services 0.00%	Principal amount (000)
Gogo Inc., convertible notes, 6.00% 20227	$ 1,390	1,286
Total convertible bonds (cost: $1,390,000)		1,286
Bonds, notes & other debt instruments 30.44% U.S. Treasury bonds & notes 12.71% U.S. Treasury 10.47%
U.S. Treasury 1.50% 2019	39,825	39,729
U.S. Treasury 1.25% 20208	278,117	276,813
U.S. Treasury 1.25% 2020	78,000	77,598
U.S. Treasury 1.375% 2020	46,500	46,274
U.S. Treasury 1.375% 2020	35,000	34,856
U.S. Treasury 1.50% 2020	500	498
U.S. Treasury 1.625% 2020	125,000	124,600
U.S. Treasury 1.625% 2020	10,000	9,973
U.S. Treasury 2.50% 2020	15,000	15,079
U.S. Treasury 1.125% 2021	32,000	31,574
U.S. Treasury 1.375% 2021	49,410	49,063
U.S. Treasury 1.75% 2021	9,500	9,502
U.S. Treasury 2.125% 2021	23,838	23,996
U.S. Treasury 2.25% 2021	138,000	139,145
U.S. Treasury 2.25% 2021	9,730	9,826
U.S. Treasury 2.50% 2021	200,000	202,080
U.S. Treasury 2.75% 2021	19,232	19,658
U.S. Treasury 1.75% 2022	8,962	8,973
U.S. Treasury 1.875% 2022	100,000	100,358
U.S. Treasury 1.875% 2022	8,000	8,039
U.S. Treasury 1.875% 2022	5,000	5,021
U.S. Treasury 2.00% 2022	25,000	25,224
U.S. Treasury 2.125% 2022	37,000	37,501
U.S. Treasury 2.50% 2022	715	729

American Funds Insurance Series — Asset Allocation Fund — Page 65 of 176

unaudited

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 1.625% 2023	$18,000	$17,931
U.S. Treasury 2.25% 2023	5,000	5,109
U.S. Treasury 2.375% 2023	5,000	5,112
U.S. Treasury 2.50% 2023	29,000	29,812
U.S. Treasury 2.75% 20238	76,600	79,649
U.S. Treasury 2.75% 2023	31,326	32,504
U.S. Treasury 1.75% 2024	130,000	129,970
U.S. Treasury 2.00% 2024	8,015	8,110
U.S. Treasury 2.125% 2024	52,500	53,376
U.S. Treasury 2.125% 2024	5,000	5,085
U.S. Treasury 2.125% 2024	5,000	5,084
U.S. Treasury 2.25% 2024	5,400	5,523
U.S. Treasury 2.25% 2024	5,000	5,109
U.S. Treasury 2.375% 2024	70,000	72,051
U.S. Treasury 2.50% 2024	225,000	232,409
U.S. Treasury 2.50% 2024	700	724
U.S. Treasury 2.00% 2025	44,800	45,231
U.S. Treasury 2.50% 2025	3,500	3,630
U.S. Treasury 2.625% 2025	26,900	28,172
U.S. Treasury 2.625% 2025	4,966	5,186
U.S. Treasury 2.75% 2025	3,229	3,399
U.S. Treasury 1.50% 2026	500	487
U.S. Treasury 1.625% 2026	7,000	6,898
U.S. Treasury 1.625% 2026	1,500	1,476
U.S. Treasury 1.875% 2026	58,000	58,005
U.S. Treasury 2.00% 2026	8,000	8,062
U.S. Treasury 2.125% 2026	8,753	8,899
U.S. Treasury 2.25% 2026	7,072	7,247
U.S. Treasury 2.25% 2027	103,250	105,767
U.S. Treasury 2.375% 2027	880	909
U.S. Treasury 2.875% 2028	5,217	5,600
U.S. Treasury 2.375% 2029	77,744	80,319
U.S. Treasury 4.75% 20418	15,000	20,988
U.S. Treasury 2.50% 20468	5,000	4,971
U.S. Treasury 2.875% 20468	98,550	105,390
U.S. Treasury 3.00% 20478	70,000	76,715
U.S. Treasury 3.00% 20478	12,460	13,639
U.S. Treasury 3.00% 2048	451	494
U.S. Treasury 3.00% 20498	83,958	92,123
		2,667,274
U.S. Treasury inflation-protected securities 2.24%
U.S. Treasury Inflation-Protected Security 0.50% 20249	35,457	35,923
U.S. Treasury Inflation-Protected Security 0.625% 20249	223,594	227,688
U.S. Treasury Inflation-Protected Security 0.375% 20279	8,197	8,263
U.S. Treasury Inflation-Protected Security 0.50% 20289	73,177	63,257
U.S. Treasury Inflation-Protected Security 0.75% 20289	17,813	18,588
U.S. Treasury Inflation-Protected Security 0.875% 20299	29,188	30,771
U.S. Treasury Inflation-Protected Security 1.375% 20448,9	140,628	160,014
U.S. Treasury Inflation-Protected Security 1.00% 20469	5,392	5,666

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Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.875% 20478,9	$7,938	$8,112
U.S. Treasury Inflation-Protected Security 1.00% 20499	11,981	12,705
		570,987
Total U.S. Treasury bonds & notes		3,238,261
Corporate bonds & notes 10.79% Health care 1.85%
Abbott Laboratories 2.90% 2021	1,130	1,149
Abbott Laboratories 3.40% 2023	185	193
Abbott Laboratories 3.75% 2026	4,422	4,783
Abbott Laboratories 4.75% 2036	460	546
Abbott Laboratories 4.90% 2046	500	617
AbbVie Inc. 4.25% 2028	1,525	1,630
AbbVie Inc. 4.875% 2048	950	1,001
Allergan PLC 3.00% 2020	525	527
Allergan PLC 3.45% 2022	4,557	4,653
Allergan PLC 3.80% 2025	206	214
Allergan PLC 4.75% 2045	2,596	2,668
AstraZeneca PLC 2.375% 2022	4,072	4,101
AstraZeneca PLC 3.375% 2025	13,290	13,910
Bayer AG 2.375% 20197	2,750	2,747
Bayer US Finance II LLC 3.875% 20237	3,360	3,484
Bayer US Finance II LLC 4.25% 20257	9,115	9,646
Bayer US Finance II LLC 4.375% 20287	625	659
Bayer US Finance II LLC 4.20% 20347	460	436
Becton, Dickinson and Co. 2.404% 2020	1,688	1,687
Becton, Dickinson and Co. 2.894% 2022	5,077	5,144
Becton, Dickinson and Co. 3.363% 2024	2,260	2,335
Becton, Dickinson and Co. 3.70% 2027	291	304
Boston Scientific Corp. 3.45% 2024	3,100	3,243
Boston Scientific Corp. 3.85% 2025	4,500	4,788
Boston Scientific Corp. 3.75% 2026	5,145	5,473
Boston Scientific Corp. 4.00% 2029	2,550	2,759
Boston Scientific Corp. 4.70% 2049	515	591
Bristol-Myers Squibb Co. 2.60% 20227	952	966
Bristol-Myers Squibb Co. 2.90% 20247	1,205	1,232
Bristol-Myers Squibb Co. 3.20% 20267	892	926
Bristol-Myers Squibb Co. 3.40% 20297	4,548	4,761
Bristol-Myers Squibb Co. 4.125% 20397	6,779	7,357
Bristol-Myers Squibb Co. 4.25% 20497	2,172	2,394
Centene Corp. 4.75% 2022	8,770	8,989
Centene Corp. 4.75% 2025	2,825	2,923
Cigna Corp. 3.40% 20217	1,350	1,376
Cigna Corp. 3.75% 20237	5,830	6,071
Cigna Corp. 4.125% 20257	3,865	4,108
Cigna Corp. 4.375% 20287	5,620	6,066
Cigna Corp. 4.80% 20387	9,140	9,860
Cigna Corp. 4.90% 20487	1,650	1,797
CVS Health Corp. 3.35% 2021	740	750
CVS Health Corp. 3.70% 2023	1,005	1,038
CVS Health Corp. 4.10% 2025	5,519	5,822
CVS Health Corp. 4.30% 2028	7,597	8,014
CVS Health Corp. 4.78% 2038	1,037	1,083

American Funds Insurance Series — Asset Allocation Fund — Page 67 of 176

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
DaVita HealthCare Partners Inc. 5.00% 2025	$3,650	$3,617
Eli Lilly and Co. 3.375% 2029	5,355	5,706
Eli Lilly and Co. 3.95% 2049	2,750	2,978
EMD Finance LLC 2.40% 20207	110	110
EMD Finance LLC 2.95% 20227	510	514
EMD Finance LLC 3.25% 20257	215	220
Endo International PLC 5.75% 20227	7,340	6,441
Endo International PLC 6.00% 20257,10	5,715	3,858
GlaxoSmithKline PLC 2.875% 2022	2,500	2,546
GlaxoSmithKline PLC 3.00% 2024	5,695	5,884
GlaxoSmithKline PLC 3.625% 2025	3,585	3,816
HCA Inc. 5.875% 2023	2,125	2,316
HCA Inc. 4.125% 2029	3,040	3,117
HCA Inc. 5.25% 2049	700	731
HealthSouth Corp. 5.75% 2024	6,279	6,417
HealthSouth Corp. 5.75% 2025	3,285	3,429
Jaguar Holding Co. 6.375% 20237	1,600	1,660
Mallinckrodt PLC 4.875% 20207	13,950	13,514
Medtronic, Inc. 3.50% 2025	2,250	2,387
Merck & Co., Inc. 2.90% 2024	3,103	3,207
Merck & Co., Inc. 3.40% 2029	3,240	3,452
Molina Healthcare, Inc. 5.375% 2022	12,235	12,770
Molina Healthcare, Inc. 4.875% 20257	5,242	5,340
Owens & Minor, Inc. 3.875% 2021	7,935	6,844
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.94% 202511,12	1,896	1,585
Par Pharmaceutical Companies Inc. 7.50% 20277	5,335	5,255
Pfizer Inc. 2.80% 2022	4,250	4,325
Pfizer Inc. 2.95% 2024	3,825	3,944
Pfizer Inc. 3.45% 2029	14,455	15,307
Pfizer Inc. 4.00% 2049	1,910	2,083
Roche Holdings, Inc. 2.875% 20217	2,043	2,068
Roche Holdings, Inc. 1.75% 20227	1,165	1,151
Roche Holdings, Inc. 3.35% 20247	935	980
Roche Holdings, Inc. 3.00% 20257	4,673	4,829
Rotech Healthcare Inc., Term Loan A, (3-month USD-LIBOR + 3.25%) 5.652% 20233,4,11,12	3,352	3,351
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.80% 2023 (100% PIK)3,4,11,12,13	8,239	8,011
Shire PLC 2.40% 2021	4,498	4,490
Shire PLC 2.875% 2023	3,413	3,447
Shire PLC 3.20% 2026	16,330	16,504
Takeda Pharmaceutical Co., Ltd. 4.40% 20237	11,295	12,105
Takeda Pharmaceutical Co., Ltd. 5.00% 20287	1,875	2,125
Team Health Holdings, Inc. 6.375% 20257	8,310	6,399
Tenet Healthcare Corp. 4.75% 2020	3,290	3,335
Tenet Healthcare Corp. 6.00% 2020	11,580	11,985
Tenet Healthcare Corp. 4.375% 2021	3,650	3,723
Tenet Healthcare Corp. 4.50% 2021	4,500	4,584
Tenet Healthcare Corp. 4.625% 2024	2,553	2,594
Teva Pharmaceutical Finance Co. BV 2.20% 2021	1,055	1,005
Teva Pharmaceutical Finance Co. BV 2.80% 2023	11,560	10,057
Teva Pharmaceutical Finance Co. BV 6.00% 2024	12,016	11,378
Teva Pharmaceutical Finance Co. BV 3.15% 2026	27,048	21,097
Teva Pharmaceutical Finance Co. BV 4.10% 2046	3,550	2,427
UnitedHealth Group Inc. 3.50% 2024	4,500	4,718
UnitedHealth Group Inc. 3.375% 2027	500	522

American Funds Insurance Series — Asset Allocation Fund — Page 68 of 176

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
UnitedHealth Group Inc. 3.875% 2028	$2,500	$2,723
UnitedHealth Group Inc. 4.45% 2048	4,715	5,406
Valeant Pharmaceuticals International, Inc. 6.125% 20257	22,525	23,032
Valeant Pharmaceuticals International, Inc. 9.00% 20257	800	897
Valeant Pharmaceuticals International, Inc. 9.25% 20267	1,810	2,030
Zimmer Holdings, Inc. 3.15% 2022	7,070	7,192
		472,359
Financials 1.70%
ACE INA Holdings Inc. 2.30% 2020	1,345	1,346
ACE INA Holdings Inc. 2.875% 2022	3,880	3,952
ACE INA Holdings Inc. 3.35% 2026	1,380	1,447
ACE INA Holdings Inc. 4.35% 2045	800	938
Allstate Corp. 3.85% 2049	950	1,000
American Express Co. 2.20% 2020	6,000	5,993
American Express Co. 3.00% 2021	4,000	4,044
American International Group, Inc. 4.20% 2028	565	604
Bank of America Corp. 2.625% 2020	4,037	4,053
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)10	6,000	6,217
Bank of America Corp. 3.864% 2024 (3-month USD-LIBOR + 0.94% on 7/23/2023)10	1,369	1,437
Bank of America Corp. 3.458% 2025 (3-month USD-LIBOR + 0.97% on 3/15/2024)10	15,719	16,317
Bank of America Corp. 3.248% 2027	750	769
Bank of America Corp. 4.271% 2029 (3-month USD-LIBOR + 1.31% on 7/23/2028)10	1,530	1,672
Bank of America Corp. 3.974% 2030	7,878	8,444
Bank of Montreal 2.50% 2024	4,660	4,658
BB&T Corp. 2.45% 2020	3,000	3,001
BB&T Corp. 2.625% 2022	2,500	2,516
BB&T Corp. 2.75% 2022	2,287	2,315
Berkshire Hathaway Finance Corp. 1.30% 2019	808	807
Berkshire Hathaway Finance Corp. 4.20% 2048	7,520	8,414
Berkshire Hathaway Finance Corp. 4.25% 2049	1,125	1,266
Berkshire Hathaway Inc. 2.20% 2021	750	752
Berkshire Hathaway Inc. 2.75% 2023	2,115	2,150
Berkshire Hathaway Inc. 3.125% 2026	1,000	1,039
BNP Paribas 3.375% 20257	3,225	3,282
Citigroup Inc. 2.35% 2021	4,705	4,702
Citigroup Inc. 2.90% 2021	2,000	2,021
Citigroup Inc. 2.876% 2023 (3-month USD-LIBOR + 0.95% on 7/24/2022)10	1,725	1,747
Citigroup Inc. 3.98% 2030 (3-month USD-LIBOR + 1.023% on 3/20/2029)10	9,110	9,742
Citigroup Inc. 4.65% 2048	2,430	2,830
CME Group Inc. 3.75% 2028	3,425	3,734
CME Group Inc. 4.15% 2048	395	443
Commonwealth Bank of Australia 2.25% 20207	500	500
Compass Diversified Holdings 8.00% 20267	2,775	2,898
Crédit Agricole SA 4.375% 20257	850	892
Credit Suisse Group AG 3.80% 2023	1,625	1,686
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)7,10	800	825
Danske Bank AS 2.70% 20227	1,000	1,003
DNB Bank ASA 2.375% 20217	2,000	2,004
Ford Motor Credit Co. 1.897% 2019	1,250	1,249
FS Energy and Power Fund 7.50% 20237	2,995	3,047
Goldman Sachs Group, Inc. 2.55% 2019	4,000	4,002
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)10	2,936	2,965
Goldman Sachs Group, Inc. 3.272% 2025 (3-month USD-LIBOR + 1.201% on 9/29/2024)10	1,800	1,843

American Funds Insurance Series — Asset Allocation Fund — Page 69 of 176

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Goldman Sachs Group, Inc. 3.691% 2028 (3-month USD-LIBOR + 1.51% on 6/5/2027)10	$2,000	$2,067
Goldman Sachs Group, Inc. 4.223% 2029 (3-month USD-LIBOR + 1.301% on 5/1/2028)10	380	408
Groupe BPCE SA 2.75% 20237	600	604
Groupe BPCE SA 5.70% 20237	3,460	3,789
Groupe BPCE SA 5.15% 20247	2,500	2,705
HSBC Holdings PLC 3.262% 2023 (3-month USD-LIBOR + 1.055% on 3/13/2022)10	1,500	1,527
HSBC Holdings PLC 4.25% 2024	3,000	3,168
HSBC Holdings PLC 3.803% 2025 (ICE LIBOR USD 3-month + 1.211% on 3/11/2024)10	625	651
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)10	4,500	4,918
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)10	7,200	7,518
Icahn Enterprises Finance Corp. 6.25% 2022	5,675	5,845
Intesa Sanpaolo SpA 3.375% 20237	750	748
Intesa Sanpaolo SpA 5.017% 20247	2,855	2,863
Intesa Sanpaolo SpA 3.875% 20277	1,250	1,198
JPMorgan Chase & Co. (3-month USD-LIBOR + 0.59%) 2.933% 201912	2,246	2,248
JPMorgan Chase & Co. 2.25% 2020	4,337	4,336
JPMorgan Chase & Co. (3-month USD-LIBOR + 0.955%) 3.547% 202012	3,936	3,956
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)10	16,003	16,594
JPMorgan Chase & Co. 3.797% 2024 (3-month USD-LIBOR + 0.89% on 7/23/2023)10	3,276	3,438
JPMorgan Chase & Co. 3.96% 2027 (3-month USD-LIBOR + 1.245% on 1/29/2026)10	4,500	4,814
JPMorgan Chase & Co. 3.54% 2028 (3-month USD-LIBOR + 1.38% on 5/1/2027)10	3,000	3,124
JPMorgan Chase & Co. 3.702% 2030 (3-month USD-LIBOR + 1.16% on 5/6/2029)10	7,316	7,717
JPMorgan Chase & Co., Series Z, junior subordinated, 5.30% (undated) (3-month USD-LIBOR + 3.80% on 5/1/2020)10	2,700	2,732
Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)10	750	750
Lloyds Banking Group PLC 4.05% 2023	2,000	2,088
Lloyds Banking Group PLC 4.45% 2025	800	852
Lloyds Banking Group PLC 4.582% 2025	750	783
Lloyds Banking Group PLC 4.375% 2028	2,150	2,285
Marsh & McLennan Companies, Inc. 3.875% 2024	1,420	1,507
Marsh & McLennan Companies, Inc. 4.375% 2029	4,540	5,021
Marsh & McLennan Companies, Inc. 4.90% 2049	1,539	1,838
Metropolitan Life Global Funding I 2.50% 20207	7,000	7,017
Metropolitan Life Global Funding I 1.95% 20217	1,875	1,860
Morgan Stanley 2.50% 2021	3,000	3,006
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)10	3,825	3,989
Morgan Stanley 3.125% 2026	325	331
Morgan Stanley 4.431% 2030 (3-month USD-LIBOR + 1.628% on 1/23/2029)10	8,492	9,409
National Australia Bank Ltd. 1.375% 2019	475	475
National Rural Utilities Cooperative Finance Corp. 3.70% 2029	2,640	2,846
Navient Corp. 6.50% 2022	3,675	3,913
Navient Corp. 5.50% 2023	9,110	9,395
Navient Corp. 7.25% 2023	525	562
Navient Corp. 6.125% 2024	5,880	6,056
New York Life Global Funding 1.70% 20217	1,125	1,113
New York Life Global Funding 2.30% 20227	250	250
New York Life Global Funding 2.35% 20267	890	874
Nordea Bank AB 2.50% 20207	2,450	2,456
PNC Bank 1.45% 2019	2,503	2,501
PNC Bank 2.30% 2020	250	250
PNC Bank 2.55% 2021	9,000	9,075
PNC Financial Services Group, Inc. 2.854% 202210	1,445	1,471
PNC Financial Services Group, Inc. 3.50% 2024	3,850	4,055
PNC Financial Services Group, Inc. 3.90% 2024	2,000	2,106

American Funds Insurance Series — Asset Allocation Fund — Page 70 of 176

unaudited

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Prudential Financial, Inc. 3.50% 2024	$4,000	$4,227
Prudential Financial, Inc. 3.878% 2028	500	544
Prudential Financial, Inc. 4.418% 2048	250	283
Prudential Financial, Inc. 4.35% 2050	10,000	11,241
Rabobank Nederland 2.75% 2022	2,250	2,274
Rabobank Nederland 4.375% 2025	5,000	5,337
Skandinaviska Enskilda Banken AB 1.875% 2021	1,675	1,655
Skandinaviska Enskilda Banken AB 2.625% 2021	250	251
Skandinaviska Enskilda Banken AB 2.80% 2022	700	708
Springleaf Finance Corp. 6.125% 2024	5,675	6,115
Starwood Property Trust, Inc. 5.00% 2021	2,700	2,781
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.582% on 4/2/2029)7,10	2,800	3,006
Toronto-Dominion Bank 2.65% 2024	5,275	5,323
Travelers Companies, Inc. 4.00% 2047	1,588	1,757
Travelers Companies, Inc. 4.10% 2049	3,910	4,416
UBS Group AG 4.125% 20257	2,750	2,936
UniCredit SpA 3.75% 20227	7,175	7,260
UniCredit SpA 6.572% 20227	475	505
UniCredit SpA 4.625% 20277	625	633
UniCredit SpA 5.861% 20327,10	2,400	2,301
US Bancorp 2.625% 2022	1,805	1,826
US Bancorp 3.40% 2023	5,675	5,928
US Bancorp 3.70% 2024	7,000	7,421
US Bancorp 2.375% 2026	4,000	3,969
US Bank NA (3-month USD-LIBOR + 0.32%) 2.901% 202012	1,950	1,953
US Bank NA 3.00% 2021	3,000	3,037
Wells Fargo & Co. (3-month USD-LIBOR + 0.65%) 3.124% 201912	8,804	8,829
Wells Fargo & Co. 2.15% 2020	4,025	4,021
Wells Fargo & Co. 2.50% 2021	1,625	1,629
Wells Fargo & Co. 2.625% 2022	1,000	1,008
Wells Fargo & Co. 3.069% 2023	1,875	1,904
Wells Fargo & Co. 3.55% 2023	2,700	2,818
Wells Fargo & Co. 3.75% 2024	1,500	1,577
Wells Fargo & Co. 3.584% 2028 (3-month USD-LIBOR + 1.31% on 5/15/2027)10	217	227
Wells Fargo & Co. 4.15% 2029	3,625	3,951
Westpac Banking Corp. 2.15% 2020	5,000	4,997
Westpac Banking Corp. 2.75% 2023	1,750	1,773
		432,089
Energy 1.18%
American Energy (Permian Basin) (3-month USD-LIBOR + 6.50%) 9.076% 20197,12,14	825	227
American Energy (Permian Basin) 7.125% 20207,14	7,948	874
American Energy (Permian Basin) 7.375% 20217,14	5,970	657
Anadarko Petroleum Corp. 4.85% 2021	2,751	2,848
Anadarko Petroleum Corp. 5.55% 2026	1,125	1,265
Apache Corp. 4.25% 2030	2,555	2,634
Apache Corp. 5.35% 2049	5,210	5,518
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.911% 20233,11,12	1,223	1,193
BP Capital Markets PLC 4.234% 2028	8,350	9,290
Canadian Natural Resources Ltd. 2.95% 2023	2,700	2,728
Canadian Natural Resources Ltd. 4.95% 2047	3,085	3,518
Cenovus Energy Inc. 3.80% 2023	3,970	4,086
Cenovus Energy Inc. 4.25% 2027	8,565	8,865

American Funds Insurance Series — Asset Allocation Fund — Page 71 of 176

unaudited

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Cenovus Energy Inc. 5.25% 2037	$1,350	$1,414
Cenovus Energy Inc. 5.40% 2047	3,500	3,791
Chesapeake Energy Corp. 4.875% 2022	7,225	6,864
Chesapeake Energy Corp. 5.75% 2023	75	71
Chesapeake Energy Corp. 8.00% 2025	1,825	1,693
Chesapeake Energy Corp. 8.00% 2027	5,200	4,573
Chevron Corp. 2.498% 2022	605	611
Chevron Corp. 2.566% 2023	2,000	2,032
Chevron Corp. 3.326% 2025	1,165	1,230
Comstock Resources, Inc. 9.75% 2026	4,225	3,264
Concho Resources Inc. 4.30% 2028	4,755	5,134
Concho Resources Inc. 4.85% 2048	750	844
ConocoPhillips 4.95% 2026	454	519
CONSOL Energy Inc. 5.875% 2022	17,714	17,271
Convey Park Energy LLC 7.50% 20257	1,800	1,305
DCP Midstream Operating LP 4.95% 2022	4,775	4,966
Diamond Offshore Drilling, Inc. 7.875% 2025	1,720	1,643
Diamond Offshore Drilling, Inc. 4.875% 2043	5,610	3,506
Enbridge Energy Partners, LP 5.20% 2020	120	122
Enbridge Energy Partners, LP 5.875% 2025	3,825	4,419
Enbridge Energy Partners, LP 7.375% 2045	1,245	1,829
Enbridge Energy Partners, LP, Series B, 7.50% 2038	2,000	2,811
Enbridge Inc. 4.00% 2023	3,008	3,161
Enbridge Inc. 3.70% 2027	2,569	2,654
Energy Transfer Partners, LP 4.15% 2020	2,182	2,220
Energy Transfer Partners, LP 4.50% 2024	1,210	1,288
Energy Transfer Partners, LP 4.75% 2026	2,494	2,673
Energy Transfer Partners, LP 5.25% 2029	5,757	6,443
Energy Transfer Partners, LP 5.40% 2047	650	692
Energy Transfer Partners, LP 6.00% 2048	774	884
Energy Transfer Partners, LP 6.25% 2049	6,257	7,417
EnLink Midstream Partners, LP 5.45% 2047	634	545
Ensco PLC 7.75% 2026	2,575	1,931
Ensco PLC 5.75% 2044	7,095	4,115
Enterprise Products Operating LLC 4.90% 2046	500	561
EOG Resources, Inc. 4.15% 2026	2,980	3,246
EQT Corp. 3.00% 2022	475	471
EQT Corp. 3.90% 2027	910	861
Equinor ASA 3.625% 2028	7,085	7,643
Extraction Oil & Gas, Inc. 5.625% 20267	2,900	2,356
Exxon Mobil Corp. 2.222% 2021	3,070	3,078
Exxon Mobil Corp. 3.043% 2026	1,125	1,166
Genesis Energy, LP 6.75% 2022	4,737	4,796
Genesis Energy, LP 6.50% 2025	2,725	2,674
Halliburton Co. 3.80% 2025	260	273
Jonah Energy LLC 7.25% 20257	1,825	890
Kinder Morgan Energy Partners, LP 3.50% 2021	15	15
Kinder Morgan, Inc. 4.30% 2028	4,359	4,671
Kinder Morgan, Inc. 5.20% 2048	756	855
Marathon Oil Corp. 4.40% 2027	1,005	1,068
McDermott International, Inc. 10.625% 20247	1,900	1,783
MPLX LP 4.125% 2027	500	524
MPLX LP 4.50% 2038	750	758
NGL Energy Partners LP 6.125% 2025	7,435	7,398

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Noble Corp. PLC 7.95% 202510	$1,725	$1,268
Noble Corp. PLC 8.95% 204510	3,125	2,062
Noble Energy, Inc. 4.95% 2047	375	398
Oasis Petroleum Inc. 6.875% 2022	1,775	1,769
Peabody Energy Corp. 6.00% 20227	2,150	2,209
Petróleos Mexicanos 4.875% 2022	2,250	2,248
Petróleos Mexicanos 5.35% 2028	3,250	2,966
Phillips 66 3.90% 2028	1,645	1,729
Phillips 66 Partners LP 3.55% 2026	160	163
Phillips 66 Partners LP 4.68% 2045	400	414
Phillips 66 Partners LP 4.90% 2046	275	293
Pioneer Natural Resources Co. 3.45% 2021	3,345	3,389
QGOG Constellation SA 9.50% 20247,13,14	856	411
Sabine Pass Liquefaction, LLC 5.875% 2026	923	1,055
Sabine Pass Liquefaction, LLC 4.20% 2028	1,307	1,373
Saudi Arabian Oil Co. 3.50% 20297	1,025	1,039
Schlumberger BV 3.625% 20227	500	516
Schlumberger BV 3.75% 20247	495	517
Schlumberger BV 4.00% 20257	70	74
Shell International Finance BV 2.25% 2020	1,965	1,968
Shell International Finance BV 1.875% 2021	2,000	1,992
Shell International Finance BV 3.50% 2023	2,235	2,347
Shell International Finance BV 3.875% 2028	4,590	5,030
Statoil ASA 2.75% 2021	1,925	1,958
Statoil ASA 3.25% 2024	2,850	2,980
Statoil ASA 4.25% 2041	2,000	2,234
Sunoco LP 4.875% 2023	990	1,014
Teekay Corp. 9.25% 20227	4,825	4,909
Teekay Offshore Partners LP 8.50% 20237	3,550	3,512
Total Capital International 3.455% 2029	14,140	15,065
Total Capital SA 3.883% 2028	7,000	7,703
TransCanada PipeLines Ltd. 4.25% 2028	2,190	2,367
TransCanada PipeLines Ltd. 4.75% 2038	6,000	6,582
TransCanada PipeLines Ltd. 4.875% 2048	1,450	1,620
Transocean Inc. 9.00% 20237	2,454	2,623
Ultra Petroleum Corp. 11.00% 202413	4,670	1,821
Vine Oil & Gas LP 8.75% 20237	2,500	1,637
Weatherford International PLC 4.50% 2022	6,365	3,262
Weatherford International PLC 8.25% 2023	5,800	3,059
Weatherford International PLC 9.875% 2024	1,000	528
Weatherford International PLC 9.875% 2025	2,550	1,339
Weatherford International PLC 6.50% 2036	7,595	3,949
Weatherford International PLC 6.75% 2040	7,825	4,030
Williams Partners LP 3.60% 2022	750	770
Williams Partners LP 4.30% 2024	85	90
		301,007
Communication services 1.15%
Alphabet Inc. 1.998% 2026	3,000	2,927
AT&T Inc. 3.80% 2027	305	317
AT&T Inc. 4.35% 2029	17,485	18,774
Cablevision Systems Corp. 6.75% 2021	9,575	10,269
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20237	2,650	2,712
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2024	500	533

American Funds Insurance Series — Asset Allocation Fund — Page 73 of 176

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	$500	$543
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 20267	5,850	6,150
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 20287	3,600	3,685
CCO Holdings LLC and CCO Holdings Capital Corp. 5.05% 2029	2,303	2,539
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045	6,035	7,114
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	5,736	6,350
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2049	6,586	6,700
CenturyLink, Inc. 6.75% 2023	8,475	9,164
CenturyLink, Inc. 7.50% 2024	1,500	1,663
CenturyLink, Inc., Series T, 5.80% 2022	2,625	2,750
Comcast Corp. 3.00% 2024	500	515
Comcast Corp. 3.70% 2024	2,245	2,383
Comcast Corp. 3.95% 2025	6,315	6,814
Comcast Corp. 2.35% 2027	4,000	3,904
Comcast Corp. 4.15% 2028	4,980	5,494
Comcast Corp. 3.20% 2036	750	730
Comcast Corp. 3.90% 2038	1,000	1,055
Comcast Corp. 4.60% 2038	4,000	4,584
Comcast Corp. 4.00% 2048	250	265
Comcast Corp. 4.70% 2048	1,049	1,231
Cumulus Media New Holdings Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 6.91% 202211,12	2,270	2,262
Deutsche Telekom International Finance BV 1.95% 20217	1,014	1,003
Deutsche Telekom International Finance BV 2.82% 20227	784	791
Deutsche Telekom International Finance BV 9.25% 2032	3,570	5,476
Fox Corp. 3.666% 20227	1,035	1,070
Fox Corp. 4.03% 20247	3,925	4,176
Fox Corp. 4.709% 20297	4,225	4,717
Fox Corp. 5.476% 20397	5,000	5,909
Fox Corp. 5.576% 20497	1,680	2,051
France Télécom 4.125% 2021	2,500	2,600
Frontier Communications Corp. 10.50% 2022	1,065	727
Frontier Communications Corp. 11.00% 2025	30,605	19,128
Gogo Inc. 9.875% 20247	22,875	23,590
Inmarsat PLC 4.875% 20227	9,800	9,910
Inmarsat PLC 6.50% 20247	2,550	2,674
Intelsat Jackson Holding Co. 6.625% 202411	1,400	1,409
Intelsat Jackson Holding Co. 8.00% 20247	3,075	3,213
Intelsat Jackson Holding Co. 8.50% 20247	9,225	9,179
Liberty Global PLC 5.50% 20287	2,075	2,091
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 11.36% 2020 (100% PIK)11,12,13	6,995	5,176
MDC Partners Inc. 6.50% 20247	825	762
NBCUniversal Enterprise, Inc. 5.25% 20497	4,630	4,743
Nexstar Escrow Corp. 5.625% 20277	1,595	1,639
Orange SA 5.50% 2044	1,500	1,867
Sirius XM Radio Inc. 3.875% 20227	3,450	3,476
Sirius XM Radio Inc. 4.625% 20247	2,820	2,893
Trilogy International Partners, LLC 8.875% 20227	12,800	12,416
Univision Communications Inc. 5.125% 20237	4,175	4,102
Verizon Communications Inc. 4.016% 20297	4,890	5,301
Verizon Communications Inc. 4.50% 2033	2,740	3,087
Verizon Communications Inc. 4.40% 2034	487	540
Verizon Communications Inc. 4.862% 2046	910	1,061
Vodafone Group PLC 3.75% 2024	3,888	4,073

American Funds Insurance Series — Asset Allocation Fund — Page 74 of 176

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
Vodafone Group PLC 4.125% 2025	$2,500	$2,665
Vodafone Group PLC 4.375% 2028	700	757
Vodafone Group PLC 5.00% 2038	750	816
Vodafone Group PLC 5.25% 2048	2,315	2,563
Vodafone Group PLC 4.875% 2049	8,000	8,422
Wind Tre SpA 5.00% 20267	6,250	6,080
Ziggo Bond Finance BV 5.50% 20277	8,025	8,203
		291,783
Utilities 1.09%
AEP Transmission Co. LLC 3.75% 2047	2,390	2,456
AEP Transmission Co. LLC 4.25% 2048	1,524	1,673
AEP Transmission Co. LLC 3.80% 2049	106	110
AES Corp. 5.50% 2025	2,448	2,549
Ameren Corp. 3.70% 2047	750	775
Ameren Corp. 4.50% 2049	2,250	2,635
American Electric Power Co., Inc. 2.95% 2022	4,020	4,083
American Electric Power Co., Inc. 3.20% 2027	1,275	1,302
American Electric Power Co., Inc. 4.30% 2028	4,799	5,260
Berkshire Hathaway Energy Co. 2.40% 2020	1,245	1,245
Calpine Corp. 5.25% 20267	4,540	4,636
CenterPoint Energy, Inc. 2.50% 2022	900	903
CenterPoint Energy, Inc. 3.85% 2024	4,615	4,841
Comision Federal de Electricidad 4.75% 20277	645	664
Commonwealth Edison Co. 4.35% 2045	1,585	1,798
Commonwealth Edison Co. 4.00% 2048	2,600	2,822
Consolidated Edison Co. of New York, Inc. 4.125% 2049	5,107	5,507
Consolidated Edison Co. of New York, Inc. 4.50% 2058	6,100	6,804
Consumers Energy Co. 3.375% 2023	475	493
Consumers Energy Co. 3.125% 2024	3,785	3,896
Consumers Energy Co. 3.25% 2046	940	899
Consumers Energy Co. 4.05% 2048	6,285	6,933
Dominion Resources, Inc. 1.60% 2019	665	664
Dominion Resources, Inc. 2.962% 201910	300	300
Dominion Resources, Inc. 2.579% 202010	713	712
Dominion Resources, Inc. 2.00% 2021	790	784
Dominion Resources, Inc. 2.75% 2022	800	806
Dominion Resources, Inc. 3.071% 202410	3,900	3,932
Dominion Resources, Inc. 2.85% 2026	1,500	1,488
DTE Energy Co. 3.40% 2029	400	406
DTE Energy Co. 3.95% 2049	4,865	5,306
Duke Energy Carolinas, Inc. 3.95% 2028	2,500	2,722
Duke Energy Corp. 3.75% 2024	150	158
Duke Energy Corp. 2.65% 2026	5,105	5,047
Duke Energy Florida, LLC 3.20% 2027	2,420	2,497
Duke Energy Ohio, Inc. 3.70% 2046	1,463	1,497
Duke Energy Progress Inc. 4.15% 2044	2,020	2,187
Duke Energy Progress Inc. 3.70% 2046	4,350	4,421
Duke Energy Progress, LLC 3.375% 2023	2,040	2,127
EDP Finance BV 4.125% 20207	3,402	3,424
EDP Finance BV 3.625% 20247	6,425	6,624
Electricité de France SA 2.35% 20207	650	650
Electricité de France SA 4.75% 20357	1,250	1,366
Electricité de France SA 4.875% 20387	2,750	3,133

American Funds Insurance Series — Asset Allocation Fund — Page 75 of 176

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Electricité de France SA 5.60% 2040	$525	$639
Emera US Finance LP 2.70% 2021	770	773
Emera US Finance LP 3.55% 2026	3,345	3,425
Emera US Finance LP 4.75% 2046	570	615
Enel Finance International SA 4.25% 20237	4,339	4,558
Enel Finance International SA 3.50% 20287	3,085	3,043
Enersis Américas SA 4.00% 2026	245	254
Entergy Corp. 2.95% 2026	1,160	1,161
Entergy Louisiana, LLC 4.20% 2048	4,200	4,647
Eversource Energy 3.80% 2023	2,730	2,881
Eversource Energy 4.25% 2029	1,000	1,100
Exelon Corp. 3.497% 202210	1,075	1,102
Exelon Corp. 3.40% 2026	100	103
FirstEnergy Corp. 3.90% 2027	7,935	8,330
FirstEnergy Corp. 4.85% 2047	2,875	3,269
Florida Power & Light Co. 3.99% 2049	3,597	3,947
Gulf Power Co. 3.30% 2027	7,100	7,386
Jersey Central Power & Light Co. 4.30% 20267	1,790	1,923
MidAmerican Energy Holdings Co. 3.10% 2027	2,000	2,055
National Grid PLC 3.15% 20277	275	279
National Rural Utilities Cooperative Finance Corp. 3.05% 2027	4,000	4,104
NextEra Energy Capital Holdings, Inc. 3.15% 2024	2,255	2,316
NiSource Finance Corp. 2.65% 2022	675	679
Northern States Power Co. 4.125% 2044	6,000	6,539
Oncor Electric Delivery Co. LLC 2.75% 20247	1,525	1,554
Pacific Gas and Electric Co. 4.25% 20237,14	7,445	7,501
Pacific Gas and Electric Co. 2.95% 202614	250	236
Pacific Gas and Electric Co. 4.65% 20287,14	750	769
PacifiCorp, First Mortgage Bonds, 3.60% 2024	5,695	5,977
PacifiCorp, First Mortgage Bonds, 3.50% 2029	4,000	4,284
PacifiCorp, First Mortgage Bonds, 4.125% 2049	5,500	6,068
Public Service Co. of Colorado 2.25% 2022	2,000	2,003
Public Service Electric and Gas Co. 3.00% 2025	1,000	1,024
Public Service Electric and Gas Co. 3.20% 2029	9,223	9,553
Public Service Electric and Gas Co. 3.85% 2049	3,690	3,957
Public Service Enterprise Group Inc. 2.65% 2022	1,900	1,905
Public Service Enterprise Group Inc. 2.875% 2024	2,625	2,652
Public Service Enterprise Group Inc. 2.25% 2026	385	374
Puget Energy, Inc. 6.50% 2020	1,245	1,314
Puget Energy, Inc. 6.00% 2021	1,823	1,949
Puget Energy, Inc. 5.625% 2022	1,965	2,108
San Diego Gas & Electric Co. 3.75% 2047	1,664	1,599
San Diego Gas & Electric Co. 4.15% 2048	1,150	1,199
San Diego Gas & Electric Co. 4.10% 2049	1,675	1,742
SCANA Corp. 6.25% 2020	3,785	3,865
South Carolina Electric & Gas Co. 5.45% 2041	2,250	2,784
Southern California Edison Co. 2.90% 2021	55	55
Southern California Edison Co. 3.40% 2023	150	153
Southern California Edison Co. 3.50% 2023	700	720
Southern California Edison Co. 5.75% 2035	675	769
Southern California Edison Co. 4.00% 2047	6,586	6,562
Southern California Edison Co. 4.875% 2049	3,745	4,213
Southern California Edison Co., Series C, 3.60% 2045	5,319	4,945
Southern California Edison Co., Series C, 4.125% 2048	3,335	3,364

American Funds Insurance Series — Asset Allocation Fund — Page 76 of 176

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Talen Energy Corp. 10.50% 20267	$885	$885
Talen Energy Corp. 7.25% 20277	1,540	1,582
Tampa Electric Co. 4.35% 2044	3,805	4,094
Virginia Electric and Power Co. 2.95% 2026	2,000	2,034
Virginia Electric and Power Co. 3.80% 2028	2,000	2,145
Virginia Electric and Power Co. 4.60% 2048	2,650	3,053
		276,654
Industrials 0.80%
3M Co. 2.25% 2023	7,387	7,402
3M Co. 2.25% 2026	500	490
ADT Corp. 3.50% 2022	4,925	4,931
Allison Transmission Holdings, Inc. 5.00% 20247	3,205	3,281
Associated Materials, LLC 9.00% 20247	10,036	9,559
Avis Budget Group, Inc. 5.50% 2023	6,125	6,263
Avolon Holdings Funding Ltd. 3.625% 20227	1,254	1,273
Avolon Holdings Funding Ltd. 3.95% 20247	6,320	6,483
Avolon Holdings Funding Ltd. 4.375% 20267	1,975	2,035
Boeing Co. 2.70% 2022	6,150	6,239
Boeing Co. 2.80% 2024	875	890
Boeing Co. 3.10% 2026	1,508	1,556
Boeing Co. 3.20% 2029	250	258
Boeing Co. 3.60% 2034	7,500	7,836
Boeing Co. 3.90% 2049	250	263
CSX Corp. 3.80% 2028	6,060	6,517
CSX Corp. 4.25% 2029	5,062	5,640
CSX Corp. 4.30% 2048	2,250	2,440
CSX Corp. 4.75% 2048	1,875	2,185
CSX Corp. 4.50% 2049	4,795	5,377
Dun & Bradstreet Corp. 6.875% 20267	1,780	1,887
Dun & Bradstreet Corp., Term Loan B, (3-month USD-LIBOR + 5.00%) 7.404% 202611,12	2,155	2,158
Euramax International, Inc. 12.00% 20207	4,550	4,618
General Dynamics Corp. 3.375% 2023	2,550	2,664
General Dynamics Corp. 3.50% 2025	4,804	5,120
General Dynamics Corp. 3.75% 2028	720	788
General Electric Co. 2.70% 2022	6,535	6,528
Hardwoods Acquisition Inc. 7.50% 20217	2,328	1,432
Hertz Global Holdings Inc. 7.375% 2021	985	987
Hertz Global Holdings Inc. 7.625% 20227	10,675	11,102
Lockheed Martin Corp. 2.50% 2020	6,015	6,040
Lockheed Martin Corp. 3.10% 2023	545	560
Lockheed Martin Corp. 3.55% 2026	3,490	3,712
LSC Communications, Inc. 8.75% 20237	3,475	3,319
Northrop Grumman Corp. 2.93% 2025	7,325	7,474
Northrop Grumman Corp. 3.25% 2028	5,920	6,080
Pisces Parent LLC 8.00% 20267	6,415	6,271
R.R. Donnelley & Sons Co. 6.50% 2023	3,310	3,290
Rockwell Collins, Inc. 1.95% 2019	550	550
Rockwell Collins, Inc. 2.80% 2022	3,745	3,784
Roper Technologies, Inc. 2.80% 2021	1,815	1,827
Roper Technologies, Inc. 3.80% 2026	410	428
Siemens AG 2.70% 20227	2,685	2,713
Union Pacific Corp. 3.15% 2024	3,499	3,609
Union Pacific Corp. 3.75% 2025	5,030	5,378

American Funds Insurance Series — Asset Allocation Fund — Page 77 of 176

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Union Pacific Corp. 3.95% 2028	$3,063	$3,356
Union Pacific Corp. 3.70% 2029	8,500	9,132
Union Pacific Corp. 4.30% 2049	3,690	4,088
United Parcel Service, Inc. 4.25% 2049	850	932
United Technologies Corp. 3.65% 2023	1,544	1,617
United Technologies Corp. 3.95% 2025	5,155	5,561
United Technologies Corp. 4.125% 2028	1,960	2,154
Vinci SA 3.75% 20297	2,237	2,405
Virgin Australia Holdings Ltd. 8.50% 20197	2,500	2,539
		205,021
Consumer staples 0.78%
Altria Group, Inc. 3.80% 2024	2,630	2,742
Altria Group, Inc. 4.40% 2026	445	476
Altria Group, Inc. 4.80% 2029	3,815	4,118
Altria Group, Inc. 5.80% 2039	9,960	11,201
Altria Group, Inc. 4.50% 2043	3,000	2,853
Altria Group, Inc. 5.95% 2049	7,190	8,188
Anheuser-Busch Co./InBev Worldwide 4.70% 2036	445	490
Anheuser-Busch Co./InBev Worldwide 4.90% 2046	1,540	1,714
Anheuser-Busch InBev NV 4.15% 2025	9,333	10,107
Anheuser-Busch InBev NV 4.00% 2028	5,090	5,486
Anheuser-Busch InBev NV 4.75% 2029	886	1,004
Anheuser-Busch InBev NV 5.45% 2039	8,658	10,303
Anheuser-Busch InBev NV 5.55% 2049	2,758	3,368
B&G Foods, Inc. 4.625% 2021	440	442
B&G Foods, Inc. 5.25% 2025	1,660	1,683
British American Tobacco International Finance PLC 3.95% 20257	4,250	4,400
British American Tobacco PLC 3.222% 2024	2,826	2,851
British American Tobacco PLC 3.557% 2027	5,590	5,568
British American Tobacco PLC 4.39% 2037	5,500	5,237
British American Tobacco PLC 4.54% 2047	2,500	2,320
Conagra Brands, Inc. 4.30% 2024	4,685	4,970
Conagra Brands, Inc. 5.30% 2038	850	925
Conagra Brands, Inc. 5.40% 2048	1,015	1,114
Constellation Brands, Inc. 2.65% 2022	7,846	7,875
Constellation Brands, Inc. 2.70% 2022	195	196
Constellation Brands, Inc. 3.20% 2023	1,340	1,370
Constellation Brands, Inc. 3.60% 2028	938	968
Constellation Brands, Inc. 4.50% 2047	220	230
Costco Wholesale Corp. 2.75% 2024	11,125	11,432
General Mills, Inc. 3.70% 2023	195	204
Imperial Tobacco Finance PLC 3.50% 20237	4,000	4,075
Keurig Dr Pepper Inc. 4.057% 2023	2,000	2,100
Keurig Dr Pepper Inc. 4.417% 2025	4,110	4,406
Keurig Dr Pepper Inc. 4.597% 2028	3,266	3,580
Keurig Dr Pepper Inc. 4.985% 2038	7,161	7,870
Keurig Dr Pepper Inc. 5.085% 2048	279	311
Molson Coors Brewing Co. 1.45% 2019	312	312
Molson Coors Brewing Co. 2.25% 2020	1,525	1,522
Molson Coors Brewing Co. 3.00% 2026	460	455
Molson Coors Brewing Co. 4.20% 2046	2,950	2,852
Nestlé Holdings, Inc. 3.35% 20237	750	782
Philip Morris International Inc. 2.00% 2020	1,000	997

American Funds Insurance Series — Asset Allocation Fund — Page 78 of 176

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Philip Morris International Inc. 1.875% 2021	$1,500	$1,492
Philip Morris International Inc. 2.375% 2022	1,960	1,961
Philip Morris International Inc. 2.50% 2022	1,245	1,250
Philip Morris International Inc. 2.625% 2022	1,670	1,684
Philip Morris International Inc. 2.875% 2024	788	800
Philip Morris International Inc. 3.25% 2024	2,000	2,072
Philip Morris International Inc. 3.375% 2029	3,268	3,370
Philip Morris International Inc. 4.25% 2044	2,050	2,151
Procter & Gamble Co. 1.70% 2021	400	397
Reckitt Benckiser Group PLC 2.375% 20227	1,125	1,124
Reynolds American Inc. 4.45% 2025	4,655	4,937
Reynolds American Inc. 5.85% 2045	2,030	2,190
Wal-Mart Stores, Inc. 2.35% 2022	1,000	1,011
Wal-Mart Stores, Inc. 3.40% 2023	6,580	6,914
Wal-Mart Stores, Inc. 2.85% 2024	14,835	15,315
Wal-Mart Stores, Inc. 3.05% 2026	4,080	4,267
Wal-Mart Stores, Inc. 3.70% 2028	936	1,022
Wal-Mart Stores, Inc. 3.25% 2029	4,000	4,221
WM. Wrigley Jr. Co. 3.375% 20207	250	253
		199,528
Consumer discretionary 0.78%
Amazon.com, Inc. 2.40% 2023	1,500	1,515
Amazon.com, Inc. 2.80% 2024	1,500	1,545
American Axle & Manufacturing Holdings, Inc. 6.50% 2027	3,275	3,279
American Honda Finance Corp. 3.50% 2028	1,125	1,186
Bayerische Motoren Werke AG 2.25% 20237	300	297
Bayerische Motoren Werke AG 3.45% 20237	6,835	7,045
Bayerische Motoren Werke AG 3.15% 20247	10,185	10,478
DaimlerChrysler North America Holding Corp. 2.25% 20197	1,000	999
DaimlerChrysler North America Holding Corp. 2.25% 20207	2,765	2,762
DaimlerChrysler North America Holding Corp. 3.35% 20237	900	922
DaimlerChrysler North America Holding Corp. 3.65% 20247	7,000	7,270
DaimlerChrysler North America Holding Corp. 3.75% 20287	197	206
Ford Motor Credit Co. 2.597% 2019	3,000	2,999
Ford Motor Credit Co. 2.343% 2020	4,635	4,603
Ford Motor Credit Co. 3.157% 2020	500	502
Ford Motor Credit Co. 3.20% 2021	2,250	2,257
General Motors Co. 4.35% 2025	1,920	1,982
General Motors Co. 5.40% 2048	500	488
General Motors Financial Co. 2.35% 2019	3,500	3,498
General Motors Financial Co. 3.70% 2020	6,355	6,439
General Motors Financial Co. 3.45% 2022	3,625	3,678
General Motors Financial Co. 3.45% 2022	2,000	2,030
General Motors Financial Co. 3.55% 2022	5,785	5,889
General Motors Financial Co. 3.50% 2024	5,008	5,002
General Motors Financial Co. 4.30% 2025	1,025	1,057
General Motors Financial Co. 4.35% 2027	500	510
Hanesbrands Inc. 4.625% 20247	860	897
Hanesbrands Inc. 4.875% 20267	2,700	2,814
Home Depot, Inc. 3.25% 2022	1,175	1,213
Home Depot, Inc. 3.90% 2028	1,075	1,186
Home Depot, Inc. 2.95% 2029	3,345	3,430
Home Depot, Inc. 4.25% 2046	3,500	3,954

American Funds Insurance Series — Asset Allocation Fund — Page 79 of 176

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Home Depot, Inc. 4.50% 2048	$2,560	$3,026
Hyundai Capital America 3.25% 20227	480	485
Lowe’s Companies, Inc. 2.50% 2026	500	491
Lowe’s Companies, Inc. 3.65% 2029	5,714	5,974
Lowe’s Companies, Inc. 4.55% 2049	385	416
McDonald’s Corp. 3.35% 2023	420	436
Meritage Homes Corp. 5.125% 2027	2,675	2,722
MGM Resorts International 7.75% 2022	1,700	1,900
PetSmart, Inc. 5.875% 20257	13,760	13,416
PetSmart, Inc. 8.875% 20257	14,215	13,753
PetSmart, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 5.33% 202211,12	5,963	5,680
Sally Holdings LLC and Sally Capital Inc. 5.50% 2023	340	343
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	5,400	5,312
Scientific Games Corp. 8.25% 20267	3,835	4,036
Staples, Inc. 7.50% 20267	13,925	13,878
Starbucks Corp. 3.10% 2023	1,338	1,377
Starbucks Corp. 4.50% 2048	870	955
Toyota Motor Credit Corp. 3.05% 2028	2,430	2,508
Twin River Worldwide Holdings, Inc. 6.75% 20277	240	251
Volkswagen Group of America Finance, LLC 4.00% 20217	4,988	5,148
Volkswagen Group of America Finance, LLC 4.25% 20237	8,955	9,429
Volkswagen Group of America Finance, LLC 4.625% 20257	7,085	7,700
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 20237	4,918	4,924
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 20257	2,645	2,738
		198,830
Materials 0.65%
CF Industries, Inc. 4.95% 2043	3,055	2,746
Chemours Co. 6.625% 2023	8,155	8,466
Chevron Phillips Chemical Co. LLC 3.30% 20237	595	608
Chevron Phillips Chemical Co. LLC 3.70% 20287	500	524
Cleveland-Cliffs Inc. 4.875% 20247	3,025	3,078
Cleveland-Cliffs Inc. 5.75% 2025	9,456	9,432
Cleveland-Cliffs Inc. 5.875% 20277	12,075	11,773
Consolidated Energy Finance SA 6.50% 20267	2,685	2,678
CVR Partners, LP 9.25% 20237	1,750	1,837
Dow Chemical Co. 3.15% 20247	1,565	1,596
Dow Chemical Co. 4.55% 20257	1,405	1,531
Dow Chemical Co. 3.625% 20267	2,523	2,617
Dow Chemical Co. 5.55% 20487	1,850	2,202
Dow Chemical Co. 4.80% 20497	2,101	2,267
DowDuPont Inc. 4.205% 2023	2,765	2,961
DowDuPont Inc. 4.493% 2025	5,873	6,500
DowDuPont Inc. 4.725% 2028	236	267
DowDuPont Inc. 5.419% 2048	1,200	1,461
First Quantum Minerals Ltd. 7.25% 20227	8,175	8,134
First Quantum Minerals Ltd. 7.25% 20237	1,200	1,173
First Quantum Minerals Ltd. 6.50% 20247	4,704	4,416
First Quantum Minerals Ltd. 7.50% 20257	11,350	10,853
First Quantum Minerals Ltd. 6.875% 20267	4,275	3,981
Freeport-McMoRan Inc. 3.55% 2022	13,160	13,209
Georgia-Pacific Corp. 2.539% 20197	7,000	7,001
Glencore Funding LLC 4.125% 20247	945	981
H.I.G. Capital, LLC 6.75% 20247	2,366	2,230

American Funds Insurance Series — Asset Allocation Fund — Page 80 of 176

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Holcim Ltd. 5.15% 20237	$2,395	$2,569
International Paper Co. 7.30% 2039	2,005	2,614
LSB Industries, Inc. 9.625% 20237	3,585	3,666
Mineral Resources Ltd. 8.125% 20277	1,950	2,035
Mosaic Co. 3.25% 2022	1,788	1,825
Mosaic Co. 4.05% 2027	1,587	1,641
Neon Holdings, Inc. 10.125% 20267	1,135	1,121
Norbord Inc. 5.75% 20277	3,850	3,898
Nova Chemicals Corp. 5.25% 20277	4,475	4,777
Rayonier Advanced Materials Inc. 5.50% 20247	3,304	2,841
Ryerson Inc. 11.00% 20227	7,690	8,135
Sherwin-Williams Co. 2.25% 2020	1,688	1,685
Sherwin-Williams Co. 2.75% 2022	585	591
Sherwin-Williams Co. 3.125% 2024	275	280
Sherwin-Williams Co. 3.45% 2027	695	716
Sherwin-Williams Co. 4.50% 2047	1,400	1,494
Tronox Ltd. 6.50% 20267	2,480	2,464
Venator Materials Corp. 5.75% 20257	4,970	4,579
Warrior Met Coal, Inc. 8.00% 20247	2,624	2,737
Westlake Chemical Corp. 4.375% 2047	500	471
		164,661
Information technology 0.51%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.652% 202511,12	5,150	5,119
Apple Inc. 3.35% 2027	40	42
Apple Inc. 3.00% 2024	625	646
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 9.33% 202511,12	600	609
Broadcom Inc. 3.125% 20227	1,575	1,584
Broadcom Inc. 3.625% 20247	1,575	1,584
Broadcom Inc. 4.25% 20267	12,370	12,542
Broadcom Inc. 4.75% 20297	15,370	15,764
Broadcom Ltd. 3.625% 2024	3,995	4,038
Broadcom Ltd. 3.875% 2027	3,060	3,003
Broadcom Ltd. 3.50% 2028	4,777	4,537
CDK Global Inc. 5.25% 20297	660	685
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 5.188% 202311,12	1,424	1,337
Diebold, Inc. 8.50% 2024	1,850	1,647
Fidelity National Information Services, Inc. 3.75% 2029	990	1,052
Fiserv, Inc. 2.75% 2024	1,600	1,612
Fiserv, Inc. 3.20% 2026	7,455	7,616
Fiserv, Inc. 3.50% 2029	12,430	12,773
Fiserv, Inc. 4.40% 2049	3,800	3,995
International Business Machines Corp. 3.00% 2024	7,600	7,811
International Business Machines Corp. 3.30% 2026	6,000	6,217
International Business Machines Corp. 3.50% 2029	2,000	2,093
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.829% 202411,12	4,375	4,530
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 6.152% 202411,12	2,932	2,931
Microsoft Corp. 3.30% 2027	4,000	4,242
Microsoft Corp. 4.20% 2035	6,000	6,884
Microsoft Corp. 4.10% 2037	1,000	1,142
Microsoft Corp. 4.25% 2047	250	297
Unisys Corp. 10.75% 20227	3,125	3,465
Veritas Holdings Ltd. 7.50% 20237	1,475	1,387

American Funds Insurance Series — Asset Allocation Fund — Page 81 of 176

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
Visa Inc. 2.80% 2022	$2,000	$2,048
Visa Inc. 3.15% 2025	5,500	5,771
		129,003
Real estate 0.30%
Alexandria Real Estate Equities, Inc. 3.80% 2026	315	331
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,220	1,284
Alexandria Real Estate Equities, Inc. 4.85% 2049	410	470
American Campus Communities, Inc. 3.35% 2020	500	505
American Campus Communities, Inc. 3.75% 2023	3,055	3,163
American Campus Communities, Inc. 4.125% 2024	2,075	2,190
American Campus Communities, Inc. 3.30% 2026	1,698	1,714
American Campus Communities, Inc. 3.625% 2027	6,050	6,174
American Tower Corp. 3.55% 2027	1,425	1,453
American Tower Corp. 3.60% 2028	1,000	1,019
Brandywine Operating Partnership, LP 3.95% 2023	1,070	1,110
Brookfield Property REIT Inc. 5.75% 20267	3,300	3,411
Corporate Office Properties LP 3.60% 2023	390	393
Corporate Office Properties LP 5.25% 2024	3,595	3,853
EPR Properties 4.75% 2026	2,570	2,724
EPR Properties 4.50% 2027	3,240	3,382
Essex Portfolio LP 3.875% 2024	1,000	1,049
Essex Portfolio LP 3.50% 2025	5,865	6,059
Essex Portfolio LP 4.00% 2029	1,800	1,918
Hospitality Properties Trust 4.50% 2023	1,945	2,015
Hospitality Properties Trust 4.50% 2025	150	150
Hospitality Properties Trust 4.95% 2027	500	504
Hospitality Properties Trust 3.95% 2028	1,950	1,838
Host Hotels & Resorts LP 4.50% 2026	355	375
Public Storage 2.37% 2022	565	568
Realogy Corp. 5.25% 20217	3,075	2,967
Realogy Corp. 4.875% 20237	2,990	2,706
Realogy Corp. 9.375% 20277	2,545	2,243
Scentre Group 3.25% 20257	1,000	1,009
Scentre Group 3.50% 20257	3,075	3,145
Scentre Group 3.75% 20277	2,430	2,503
UDR, Inc. 2.95% 2026	760	756
WEA Finance LLC 3.25% 20207	5,055	5,104
Welltower Inc. 3.95% 2023	1,325	1,394
Westfield Corp. Ltd. 3.15% 20227	4,290	4,361
Westfield Corp. Ltd. 3.50% 20297	2,130	2,152
		75,992
Total corporate bonds & notes		2,746,927
Mortgage-backed obligations 6.06% Federal agency mortgage-backed obligations 5.85%
Fannie Mae 7.00% 204715	13	14
Fannie Mae 7.00% 204715	2	2
Fannie Mae Pool #735059 4.00% 201915	—	—
Fannie Mae Pool #MA0704 4.00% 202115	136	142
Fannie Mae Pool #AB2730 4.00% 202115	7	7
Fannie Mae Pool #885290 6.00% 202115	10	11
Fannie Mae Pool #AC1224 4.00% 202415	905	948

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Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #BM4112 4.00% 202415	$448	$465
Fannie Mae Pool #AD0855 4.00% 202515	913	959
Fannie Mae Pool #AE0375 4.00% 202515	914	951
Fannie Mae Pool #AD7072 4.00% 202515	9	10
Fannie Mae Pool #AE3069 4.00% 202515	5	5
Fannie Mae Pool #AD3659 4.00% 202515	3	3
Fannie Mae Pool #AE2321 4.00% 202515	3	3
Fannie Mae Pool #AD8204 4.00% 202515	3	3
Fannie Mae Pool #AH9695 4.00% 202615	916	953
Fannie Mae Pool #890297 4.00% 202615	915	952
Fannie Mae Pool #AL5448 4.00% 202615	912	949
Fannie Mae Pool #AH6431 4.00% 202615	672	706
Fannie Mae Pool #890329 4.00% 202615	122	128
Fannie Mae Pool #AJ3010 4.00% 202615	122	127
Fannie Mae Pool #AH5618 4.00% 202615	7	8
Fannie Mae Pool #AH8174 4.00% 202615	8	8
Fannie Mae Pool #AL3908 4.00% 202615	6	6
Fannie Mae Pool #AH8275 4.00% 202615	5	5
Fannie Mae Pool #AH0829 4.00% 202615	5	5
Fannie Mae Pool #888204 6.00% 202615	224	246
Fannie Mae Pool #AL7299 4.00% 202715	454	472
Fannie Mae Pool #MA1109 4.00% 202715	8	8
Fannie Mae Pool #AL8347 4.00% 202915	920	967
Fannie Mae Pool #254767 5.50% 203315	444	492
Fannie Mae Pool #555956 5.50% 203315	299	333
Fannie Mae Pool #BN1085 4.00% 203415	1,911	1,999
Fannie Mae Pool #BN3172 4.00% 203415	973	1,018
Fannie Mae Pool #AS8554 3.00% 203615	19,350	19,704
Fannie Mae Pool #929185 5.50% 203615	711	789
Fannie Mae Pool #893641 6.00% 203615	1,630	1,846
Fannie Mae Pool #893688 6.00% 203615	466	528
Fannie Mae Pool #907239 6.00% 203615	91	103
Fannie Mae Pool #AD0249 5.50% 203715	244	268
Fannie Mae Pool #190379 5.50% 203715	131	145
Fannie Mae Pool #924952 6.00% 203715	1,674	1,896
Fannie Mae Pool #888292 6.00% 203715	1,243	1,409
Fannie Mae Pool #928031 6.00% 203715	174	197
Fannie Mae Pool #888637 6.00% 203715	22	25
Fannie Mae Pool #AD0119 6.00% 203815	2,237	2,545
Fannie Mae Pool #AD0095 6.00% 203815	1,569	1,780
Fannie Mae Pool #995674 6.00% 203815	749	853
Fannie Mae Pool #AE0021 6.00% 203815	666	758
Fannie Mae Pool #AB0538 6.00% 203815	414	469
Fannie Mae Pool #AL7164 6.00% 203815	376	426
Fannie Mae Pool #995391 6.00% 203815	44	49
Fannie Mae Pool #889983 6.00% 203815	41	46
Fannie Mae Pool #995224 6.00% 203815	25	28
Fannie Mae Pool #AD0833 6.00% 203915	1	1
Fannie Mae Pool #AL0013 6.00% 204015	411	466
Fannie Mae Pool #AL0309 6.00% 204015	135	153
Fannie Mae Pool #AL1102 4.00% 204115	3,125	3,308
Fannie Mae Pool #AL0766 4.00% 204115	2,479	2,619
Fannie Mae Pool #AB4536 6.00% 204115	642	710
Fannie Mae Pool #AL7228 6.00% 204115	532	602

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Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #AP2131 3.50% 204215	$8,913	$9,253
Fannie Mae Pool #AU8813 4.00% 204315	3,528	3,772
Fannie Mae Pool #AU9348 4.00% 204315	2,029	2,169
Fannie Mae Pool #AU9350 4.00% 204315	1,897	2,010
Fannie Mae Pool #AL8773 3.50% 204515	14,284	14,829
Fannie Mae Pool #AL8354 3.50% 204515	3,490	3,634
Fannie Mae Pool #BC4764 3.00% 204615	32,967	33,393
Fannie Mae Pool #AL8522 3.50% 204615	6,727	7,005
Fannie Mae Pool #BD9699 3.50% 204615	2,672	2,762
Fannie Mae Pool #BD9307 4.00% 204615	2,155	2,252
Fannie Mae Pool #BC7611 4.00% 204615	760	791
Fannie Mae Pool #BH4084 3.50% 204715	36,101	37,177
Fannie Mae Pool #CA0770 3.50% 204715	6,124	6,300
Fannie Mae Pool #BE1290 3.50% 204715	5,227	5,402
Fannie Mae Pool #AS9313 4.00% 204715	21,563	22,717
Fannie Mae Pool #MA3211 4.00% 204715	13,220	13,761
Fannie Mae Pool #BJ3775 3.50% 204815	24,487	25,198
Fannie Mae Pool #BK7655 3.917% 204812,15	1,571	1,638
Fannie Mae Pool #MA3495 4.00% 204815	41,476	42,868
Fannie Mae Pool #CA2626 4.00% 204815	17,352	18,358
Fannie Mae Pool #BJ9256 4.00% 204815	7,576	7,872
Fannie Mae Pool #BK4764 4.00% 204815	1,874	1,946
Fannie Mae Pool #BK6971 4.00% 204815	860	893
Fannie Mae Pool #BK0920 4.00% 204815	424	440
Fannie Mae Pool #MA3536 4.00% 204815	309	320
Fannie Mae Pool #MA3443 4.00% 204815	120	124
Fannie Mae Pool #MA3277 4.00% 204815	56	58
Fannie Mae Pool #BK5255 4.00% 204815	41	43
Fannie Mae Pool #MA3496 4.50% 204815	463	484
Fannie Mae Pool #MA3692 3.50% 204915	28,940	29,626
Fannie Mae Pool #CA2936 4.00% 204915	11,790	12,474
Fannie Mae Pool #MA3639 4.50% 204915	4,122	4,307
Fannie Mae, Series 2001-T10, Class A1, 7.00% 204115	152	176
Fannie Mae, Series 2002-W3, Class A5, 7.50% 204115	36	43
Fannie Mae, Series 2012-M14, Class A2, Multi Family, 2.301% 202212,15	2,091	2,106
Fannie Mae, Series 2012-M9, Class A2, Multi Family, 2.482% 202215	3,841	3,874
Fannie Mae, Series 2012-M5, Class A2, Multi Family, 2.715% 202215	3,308	3,351
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.319% 202312,15	7,976	8,272
Fannie Mae, Series 2013-M14, Class A2, Multi Family, 3.329% 202312,15	7,141	7,463
Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 202312,15	6,196	6,522
Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 202412,15	6,215	6,459
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 202412,15	6,684	7,048
Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.567% 202612,15	9,665	9,693
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 202712,15	2,891	2,993
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 203615	88	78
Freddie Mac 3.00% 203715	28,775	29,319
Freddie Mac 5.00% 203815	993	1,079
Freddie Mac 6.50% 203815	111	126
Freddie Mac 4.50% 203915	187	201
Freddie Mac 5.00% 204015	1,875	2,040
Freddie Mac 4.00% 204215	4,040	4,264
Freddie Mac 4.00% 204315	5,411	5,732
Freddie Mac 4.00% 204315	2,032	2,155
Freddie Mac 4.00% 204515	12,979	13,747

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Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 3.00% 204615	$8,161	$8,335
Freddie Mac 4.50% 204615	1,837	1,937
Freddie Mac 4.50% 204615	995	1,050
Freddie Mac 3.50% 204715	41,376	42,660
Freddie Mac 3.50% 204715	36,415	37,508
Freddie Mac 3.50% 204715	23,057	23,749
Freddie Mac 3.50% 204715	5,331	5,491
Freddie Mac 3.50% 204715	4,060	4,199
Freddie Mac 4.00% 204815	46,246	47,875
Freddie Mac 4.00% 204815	22,970	23,776
Freddie Mac Pool #ZS8710 3.00% 203315	3,831	3,908
Freddie Mac Pool #G18729 3.00% 203415	5,228	5,337
Freddie Mac Pool #G18732 3.00% 203415	4,891	4,993
Freddie Mac Pool #J40154 3.00% 203415	604	616
Freddie Mac Pool #Q23185 4.00% 204315	2,307	2,467
Freddie Mac Pool #760014 3.347% 204512,15	1,027	1,045
Freddie Mac Pool #G60344 4.00% 204515	12,720	13,473
Freddie Mac Pool #760015 3.17% 204712,15	1,922	1,944
Freddie Mac, Series T041, Class 3A, 5.422% 203212,15	279	307
Freddie Mac, Series KS01, Class A1, Multi Family, 1.693% 202215	1,185	1,177
Freddie Mac, Series K723, Class A2, Multi Family, 2.454% 202315	3,025	3,066
Freddie Mac, Series K725, Class A2, Multi Family, 3.002% 202415	5,555	5,758
Freddie Mac, Series K044, Class A2, Multi Family, 2.811% 202515	4,265	4,398
Freddie Mac, Series K047, Class A2, Multi Family, 3.329% 202515	4,000	4,234
Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 202512,15	13,000	14,048
Freddie Mac, Series K055, Class A2, Multi Family, 2.673% 202615	10,050	10,296
Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 202615	7,370	7,757
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 202715	4,755	4,997
Freddie Mac, Series K067, Class A2, Multi Family, 3.194% 202715	5,770	6,095
Freddie Mac, Series K069, Class A2, Multi Family, 3.187% 202712,15	2,380	2,515
Freddie Mac, Series K070, Class A2, Multi Family, 3.303% 202712,15	3,145	3,351
Freddie Mac, Series K063, Class A2, Multi Family, 3.43% 202715	4,375	4,687
Freddie Mac, Series K075, Class A2, Multi Family, 3.65% 202812,15	5,900	6,435
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 202815	16,930	18,831
Freddie Mac, Series K080, Class A2, Multi Family, 3.926% 202812,15	8,320	9,275
Freddie Mac, Series K089, Class A2, Multi Family, 3.563% 202915	4,400	4,791
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 205615	10,692	10,858
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 2.50% 205615	2,424	2,485
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 205615	10,215	10,239
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 205612,15	5,635	5,717
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.75% 205712,15	1,803	1,845
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 205715	3,544	3,611
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 205715	1,424	1,454
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 205815	5,383	5,590
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 202815	4,306	4,489
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 202915	8,498	8,758
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 202915	2,455	2,545
Government National Mortgage Assn. 4.00% 204815	14,786	15,509
Government National Mortgage Assn. 4.00% 204815	1,776	1,864
Government National Mortgage Assn. 3.50% 204915,16	52,505	54,179
Government National Mortgage Assn. 4.00% 204915,16	17,700	18,344
Government National Mortgage Assn. 4.50% 204915	44,867	46,929
Government National Mortgage Assn. 4.50% 204915	5,004	5,235
Government National Mortgage Assn. 4.50% 204915,16	2,678	2,792

American Funds Insurance Series — Asset Allocation Fund — Page 85 of 176

unaudited

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 4.50% 204915,16	$2,676	$2,788
Government National Mortgage Assn. Pool #MA5263 3.50% 204815	18,055	18,658
Government National Mortgage Assn. Pool #MA5762 3.50% 204915	18,701	19,325
Government National Mortgage Assn. Pool #MA5876 4.00% 204915	77,660	80,578
Government National Mortgage Assn. Pool #MA5986 4.00% 204915	30,373	31,655
Government National Mortgage Assn. Pool #MA5931 4.00% 204915	4,840	5,040
Government National Mortgage Assn. Pool #MA5987 4.50% 204915	69,635	72,820
Government National Mortgage Assn. Pool #MA5711 4.50% 204915	38,642	40,444
Government National Mortgage Assn. Pool #MA5877 4.50% 204915	424	442
Uniform Mortgage-Backed Security 4.00% 203415	17,452	18,119
Uniform Mortgage-Backed Security 3.50% 204915,16	42,700	43,632
Uniform Mortgage-Backed Security 3.50% 204915	1,761	1,800
Uniform Mortgage-Backed Security 4.00% 204915	39,817	41,146
Uniform Mortgage-Backed Security 4.00% 204915,16	35,500	36,686
Uniform Mortgage-Backed Security 4.50% 204915	46,001	48,072
		1,491,274
Collateralized mortgage-backed obligations (privately originated) 0.13%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 20487,12,15	2,732	2,809
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 20687,12,15	2,790	2,852
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 203415	315	330
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 20693,7,15	12,000	12,139
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 20697,15	4,199	4,397
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 203415	697	754
Mello Warehouse Securitization Trust, Series 2018-W1, Class A, (1-month USD-LIBOR + 0.85%) 3.254% 20517,12,15	1,690	1,691
Nationstar HECM Loan Trust, Series 2018-1A, Class A, 2.76% 20287,15	240	240
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 20487,12,15	3,991	4,149
Towd Point Mortgage Trust, Series 2019-SJ1, Class A1, 3.75% 20587,12,15	2,716	2,753
		32,114
Commercial mortgage-backed securities 0.05%
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 204815	1,185	1,213
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 205015	4,735	5,069
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 204815	1,400	1,462
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 204012,15	27	27
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 204715	1,000	1,045
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 204815	1,180	1,207
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 20297,15	2,650	2,705
		12,728
Other mortgage-backed securities 0.03%
Royal Bank of Canada 1.875% 202015	7,000	6,983
Total mortgage-backed obligations		1,543,099
Asset-backed obligations 0.59%
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class A3, 1.46% 202115	86	86
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class B, 1.80% 202115	500	499
AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.73% 202115	1,762	1,762
Angel Oak Capital Advisors LLC, CLO, Series 2013-9A, Class A1R, (3-month USD-LIBOR + 1.01%) 3.602% 20257,12,15	1,400	1,400
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6, 2.15% 202115	275	275
Cloud Pass-Through Trust, Series 19-1A, Class CLOU, 3.554% 20227,12,15	3,174	3,216
Drive Auto Receivables Trust, Series 2016-CA, Class C, 3.02% 20217,15	568	568

American Funds Insurance Series — Asset Allocation Fund — Page 86 of 176

unaudited

Bonds, notes & other debt instruments (continued) Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Drive Auto Receivables Trust, Series 2017-1, Class C, 2.84% 202215	$548	$548
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98% 20227,15	806	806
Drive Auto Receivables Trust, Series 2019-3, Class A3, 2.49% 202315	3,330	3,337
Drive Auto Receivables Trust, Series 2017-2, Class C, 2.75% 202315	604	604
Drive Auto Receivables Trust, Series 2019-3, Class B, 2.65% 202415	595	597
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 202515	820	824
Drivetime Auto Owner Trust, Series 2019-2A, Class A, 2.85% 20227,15	820	823
Drivetime Auto Owner Trust, Series 2017-4A, Class C, 2.86% 20237,15	2,912	2,913
Drivetime Auto Owner Trust, Series 2017-3A, Class C, 3.01% 20237,15	3,513	3,516
Enterprise Fleet Financing LLC, Series 2016-2, Class A2, 1.74% 20227,15	50	50
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13% 20227,15	196	195
Enterprise Fleet Financing LLC, Series 2017-1, Class A3, 2.60% 20227,15	655	657
Exeter Automobile Receivables Trust, Series 2019-2A, Class A, 2.93% 20227,15	4,077	4,089
Exeter Automobile Receivables Trust, Series 2018-1A, Class C, 3.03% 20237,15	3,000	3,023
Ford Credit Auto Owner Trust, Series 2016-2, Class A, 2.03% 20277,15	2,900	2,893
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.62% 20287,15	3,330	3,371
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 20307,15	13,095	13,728
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 20307,15	12,000	12,558
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 20317,15	11,965	12,343
Ford Credit Floorplan Master Owner Trust, Series 2016-3, Class A1, 1.55% 202115	3,500	3,498
Global SC Finance II SRL, Series 2013-1A, Class A, 2.98% 20287,15	96	96
Global SC Finance II SRL, Series 2014-1A, Class A1, 3.19% 20297,15	226	226
Global SC Finance II SRL, Series 2017-1A, Class A, 3.85% 20377,15	1,588	1,632
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 20597,12,15	1,006	1,015
Santander Drive Auto Receivables Trust, Series 2017-1, Class B, 2.10% 202115	30	30
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 202115	319	319
Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97% 202115	19	19
Santander Drive Auto Receivables Trust, Series 2017-1, Class C, 2.58% 202215	1,718	1,718
Symphony Ltd., CLO, Series 2013-12A, Class AR, (3-month USD-LIBOR + 1.03%) 3.627% 20257,12,15	7,150	7,150
Synchrony Credit Card Master Note Trust, Series 2018-A1, Class A1, 3.38% 202415	3,310	3,398
Synchrony Credit Card Master Note Trust, Series 2019-1, Class A, 2.95% 202515	5,400	5,519
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 20387,15	1,157	1,172
TAL Advantage V LLC, Series 2014-1A, Class A, 3.51% 20397,15	1,073	1,089
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 20317,15	3,250	3,291
Triton Container Finance LLC, Series 2017-1A, Class A, 3.52% 20427,15	1,959	1,992
Triton Container Finance LLC, Series 2017-2A, Class A, 3.62% 20427,15	1,702	1,724
Verizon Owner Trust, Series 2016-2A, Class A, 1.68% 20217,15	2,214	2,210
Verizon Owner Trust, Series 2017-2A, Class A, 1.92% 20217,15	7,900	7,885
Verizon Owner Trust, Series 2017-1A, Class A, 2.06% 20217,15	5,808	5,801
Westlake Automobile Receivables Trust, Series 2019-2A, Class B, 2.62% 20247,15	870	872
Westlake Automobile Receivables Trust, Series 2019-2A, Class C, 2.84% 20247,15	1,390	1,395
Westlake Automobile Receivables Trust, Series 2019-2A, Class A2, 3.06% 20257,15	3,330	3,333
World Financial Network Credit Card Master Note Trust, Series 2018-A, Class A, 3.07% 202415	7,000	7,096
World Financial Network Credit Card Master Note Trust, Series 2019-A, Class A, 3.14% 202515	5,375	5,516
World Financial Network Credit Card Master Note Trust, Series 2018-B, Class A, 3.46% 202515	8,275	8,510
		151,187
Bonds & notes of governments & government agencies outside the U.S. 0.18%
CPPIB Capital Inc. 1.25% 20197	3,900	3,891
CPPIB Capital Inc. 2.375% 20217	6,000	6,037
CPPIB Capital Inc. 2.25% 20227	4,286	4,323
CPPIB Capital Inc. 2.75% 20277	6,600	6,826
KfW 2.125% 2022	375	377
Manitoba (Province of) 3.05% 2024	2,600	2,721
Qatar (State of) 3.375% 20247	2,315	2,395

American Funds Insurance Series — Asset Allocation Fund — Page 87 of 176

unaudited

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Qatar (State of) 4.00% 20297	$745	$804
Qatar (State of) 4.817% 20497	750	861
Quebec (Province of) 2.375% 2022	5,057	5,116
Quebec (Province of) 2.75% 2027	9,000	9,336
Saudi Arabia (Kingdom of) 3.625% 20287	1,035	1,065
Saudi Arabia (Kingdom of) 5.25% 20507	1,000	1,140
		44,892
Municipals 0.06% South Carolina 0.05%
Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 2041	45	47
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2013-E, 5.00% 2048	20	22
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2014-A, 5.50% 2054	1,350	1,522
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2050	1,125	1,266
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2055	2,955	3,317
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	3,020	3,462
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2016-B, 5.00% 2035	410	482
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2016-B, 5.00% 2036	1,685	1,976
Public Service Auth., Rev. Ref. Obligations (Santee Cooper), Series 2016-C, 5.00% 2035	650	765
		12,859
Illinois 0.01%
G.O. Bonds, Pension Funding, Series 2003, Assured Guaranty Municipal insured, 5.10% 2033	1,335	1,512
Minnesota 0.00%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 2038	150	157
Connecticut 0.00%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 2044	40	41
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-C-1, 4.00% 2044	60	63
		104
Maryland 0.00%
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Ref. Bonds, Series 2014-E, 2.857% 2040	50	50
Tennessee 0.00%
Housing Dev. Agcy., Residential Fin. Program Bonds, Series 2013-2-A, AMT, 4.00% 2043	20	21
Nebraska 0.00%
Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-A, 3.00% 2043	15	15
Investment Fin. Auth., Single Family Housing Rev. Bonds, Series 2013-C, 4.50% 2043	5	5
		20
South Dakota 0.00%
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	10	10

American Funds Insurance Series — Asset Allocation Fund — Page 88 of 176

unaudited

Bonds, notes & other debt instruments (continued) Municipals (continued) Massachusetts 0.00%	Principal amount (000)	Value (000)
Housing Fin. Agcy., Single Family Housing Rev. Bonds, Series 167, 4.00% 2043	$5	$5
Total municipals		14,738
Federal agency bonds & notes 0.05%
Fannie Mae 1.875% 20268	13,000	12,852
Total bonds, notes & other debt instruments (cost: $7,576,505,000)		7,751,956
Short-term securities 10.32% Money market investments 10.32%	Shares
Capital Group Central Cash Fund	26,293,786	2,629,116
Total short-term securities (cost: $2,629,127,000)		2,629,116
Total investment securities 102.11% (cost: $20,972,299,000)		26,007,762
Other assets less liabilities (2.11)%		(536,983)
Net assets 100.00%		$25,470,779

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount17 (000)	Value at 6/30/201918 (000)	Unrealized appreciation (depreciation) at 6/30/2019 (000)
90 Day Euro Dollar Futures	Long	4,190	September 2019	$1,047,500	$1,026,498	$911
90 Day Euro Dollar Futures	Long	1,682	March 2020	420,500	413,309	1,574
90 Day Euro Dollar Futures	Short	4,190	September 2020	(1,047,500)	(1,031,211)	(889)
90 Day Euro Dollar Futures	Short	1,682	March 2021	(420,500)	(414,066)	(1,344)
2 Year U.S. Treasury Note Futures	Long	7,644	October 2019	1,528,800	1,644,833	9,786
5 Year U.S. Treasury Note Futures	Long	2,171	October 2019	217,100	256,517	2,658
10 Year U.S. Treasury Note Futures	Short	8	September 2019	(800)	(1,024)	(15)
10 Year Ultra U.S. Treasury Note Futures	Short	2,089	September 2019	(208,900)	(288,543)	(5,727)
30 Year Ultra U.S. Treasury Bond Futures	Long	613	September 2019	61,300	108,846	3,458
						$10,412

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized depreciation at 6/30/2019 (000)
1.6365%	3-month USD-LIBOR	10/16/2019	$124,000	$(267)	$—	$(267)
3-month USD-LIBOR	2.18075%	3/29/2024	26,400	(524)	—	(524)
3-month USD-LIBOR	2.194%	3/29/2024	101,900	(2,083)	—	(2,083)
3-month USD-LIBOR	2.21875%	3/29/2024	107,250	(2,313)	—	(2,313)
3-month USD-LIBOR	2.945%	10/16/2044	28,000	(4,195)	—	(4,194)
					$—	$(9,381)

American Funds Insurance Series — Asset Allocation Fund — Page 89 of 176

unaudited

1	Security did not produce income during the last 12 months.
2	Represents an affiliated company as defined under the Investment Company Act of 1940.
3	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $33,335,000, which represented .13% of the net assets of the fund.
4	Value determined using significant unobservable inputs.
5	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
6	Amount less than one thousand.
7	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $936,956,000, which represented 3.68% of the net assets of the fund.
8	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $13,869,000, which represented .05% of the net assets of the fund.
9	Index-linked bond whose principal amount moves with a government price index.
10	Step bond; coupon rate may change at a later date.
11	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $45,351,000, which represented .18% of the net assets of the fund.
12	Coupon rate may change periodically.
13	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
14	Scheduled interest and/or principal payment was not received.
15	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
16	Purchased on a TBA basis.
17	Notional amount is calculated based on the number of contracts and notional contract size.
18	Value is calculated based on the notional amount and current market price.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Advanz Pharma Corp.	8/31/2018-9/4/2018	$2,219	$2,896.02%
Cornerstone Building Brands Inc.	11/16/2018	48	13.00
Rotech Healthcare Inc.	9/26/2013	6,949	1,105.00
Total private placement securities		$ 9,216	$ 4,014.02%

Key to abbreviations and symbol
ADR = American Depositary Receipts	G.O. = General Obligation
Agcy. = Agency	LIBOR = London Interbank Offered Rate
AMT = Alternative Minimum Tax	Ref. = Refunding
Auth. = Authority	Rev. = Revenue
CLO = Collateralized Loan Obligations	SDR = Swedish Depositary Receipts
Dept. = Department	TBA = To-be-announced
Dev. = Development	USD/$ = U.S. dollars
Fin. = Finance

American Funds Insurance Series — Asset Allocation Fund — Page 90 of 176

Global Balanced Fund

Investment portfolio

June 30, 2019

unaudited

Common stocks 59.16% Information technology 11.42%	Shares	Value (000)
Broadcom Inc.	26,895	$7,742
PagSeguro Digital Ltd., Class A1	161,228	6,283
Taiwan Semiconductor Manufacturing Co., Ltd.	804,000	6,187
ASML Holding NV	25,800	5,390
Microsoft Corp.	32,620	4,370
Temenos AG	18,000	3,220
Visa Inc., Class A	14,600	2,534
Infosys Ltd.	214,650	2,276
Mastercard Inc., Class A	7,600	2,010
Amphenol Corp., Class A	19,200	1,842
Keyence Corp.	2,900	1,779
Intel Corp.	35,000	1,676
Samsung Electronics Co., Ltd.	27,000	1,099
Murata Manufacturing Co., Ltd.	23,200	1,042
		47,450
Health care 10.20%
Merck & Co., Inc.	116,325	9,754
AstraZeneca PLC	102,050	8,344
Humana Inc.	16,330	4,332
Mettler-Toledo International Inc.1	3,500	2,940
Coloplast A/S, Class B	21,200	2,396
Pfizer Inc.	47,500	2,058
UnitedHealth Group Inc.	8,045	1,963
GlaxoSmithKline PLC	93,300	1,868
Cigna Corp.	10,310	1,624
Carl Zeiss Meditec AG, non-registered shares	14,700	1,450
Fisher & Paykel Healthcare Corp. Ltd.	134,000	1,392
Gilead Sciences, Inc.	17,500	1,182
Koninklijke Philips NV	23,500	1,020
Novartis AG	10,500	959
Biogen Inc.1	2,800	655
Teva Pharmaceutical Industries Ltd. (ADR)1	50,000	462
		42,399
Financials 8.52%
Berkshire Hathaway Inc., Class A1	21	6,685
Sberbank of Russia PJSC (ADR)	331,000	5,091
JPMorgan Chase & Co.	45,300	5,065
AIA Group Ltd.	426,000	4,595
B3 SA - Brasil, Bolsa, Balcao	376,000	3,668
Hang Seng Bank Ltd.	114,000	2,838
BlackRock, Inc.	5,730	2,689
HDFC Bank Ltd. (ADR)	13,390	1,741

American Funds Insurance Series — Global Balanced Fund — Page 91 of 176

unaudited

Common stocks (continued) Financials (continued)	Shares	Value (000)
Bank Central Asia Tbk PT	782,000	$1,659
FinecoBank SpA	125,000	1,394
		35,425
Consumer staples 7.64%
Nestlé SA	64,100	6,636
British American Tobacco PLC	156,300	5,457
Altria Group, Inc.	87,000	4,120
Philip Morris International Inc.	50,800	3,989
Keurig Dr Pepper Inc.	106,000	3,063
Coca-Cola European Partners PLC	36,000	2,034
Coca-Cola Co.	32,000	1,629
Walgreens Boots Alliance, Inc.	25,000	1,367
Anheuser-Busch InBev SA/NV	15,000	1,328
Procter & Gamble Co.	11,000	1,206
Coca-Cola FEMSA, SAB de CV, Series L	150,000	931
		31,760
Industrials 6.59%
Boeing Co.	11,250	4,095
Edenred SA	66,528	3,394
MTU Aero Engines AG	9,800	2,335
Spirax-Sarco Engineering PLC	17,700	2,065
Lockheed Martin Corp.	5,450	1,981
Rational AG	2,800	1,928
SMC Corp.	5,000	1,863
Bunzl PLC	60,600	1,598
Watsco, Inc.	9,680	1,583
NIBE Industrier AB, Class B	106,000	1,552
Nidec Corp.	10,900	1,489
BAE Systems PLC	170,000	1,069
United Parcel Service, Inc., Class B	9,300	960
Airbus SE, non-registered shares	5,400	765
International Consolidated Airlines Group, SA (CDI)	120,000	727
		27,404
Consumer discretionary 4.31%
Home Depot, Inc.	22,275	4,632
General Motors Co.	110,500	4,258
Amazon.com, Inc.1	1,375	2,604
LVMH Moët Hennessy-Louis Vuitton SE	5,765	2,454
Alibaba Group Holding Ltd. (ADR)1	13,700	2,321
Ocado Group PLC1	109,500	1,623
		17,892
Materials 2.83%
Givaudan SA	735	2,075
Croda International PLC	27,388	1,781
Akzo Nobel NV	18,777	1,764
Koninklijke DSM NV	12,000	1,483
Rio Tinto PLC	18,000	1,116
LyondellBasell Industries NV	12,000	1,034
DuPont de Nemours Inc.	10,982	824
Vale SA, ordinary nominative	60,000	810

American Funds Insurance Series — Global Balanced Fund — Page 92 of 176

unaudited

Common stocks (continued) Materials (continued)	Shares	Value (000)
Dow Inc.	10,982	$541
Corteva, Inc.	10,982	325
		11,753
Energy 2.45%
Enbridge Inc. (CAD denominated)	51,837	1,872
CNOOC Ltd.	1,084,000	1,854
Canadian Natural Resources, Ltd. (CAD denominated)	65,805	1,775
TOTAL SA	30,400	1,703
ConocoPhillips	27,000	1,647
Royal Dutch Shell PLC, Class B	40,000	1,311
		10,162
Communication services 2.22%
Alphabet Inc., Class C1	3,579	3,868
Nintendo Co., Ltd.	7,500	2,747
SK Telecom Co., Ltd.	11,590	2,600
		9,215
Real estate 1.77%
Crown Castle International Corp. REIT	23,940	3,120
Gaming and Leisure Properties, Inc. REIT	59,720	2,328
Equinix, Inc. REIT	3,755	1,894
		7,342
Utilities 1.21%
Ørsted AS	58,400	5,050
Total common stocks (cost: $194,289,000)		245,852
Bonds, notes & other debt instruments 35.34% Bonds & notes of governments & government agencies outside the U.S. 14.82%	Principal amount (000)
Abu Dhabi (Emirate of) 2.50% 20222	$200	202
Abu Dhabi (Emirate of) 3.125% 20272	200	208
Austrian Government 0% 2024	€200	233
Belgium (Kingdom of), Series 77, 1.00% 2026	135	167
Belgium (Kingdom of), Series 85, 0.80% 2028	360	440
Brazil (Federative Republic of) 0% 2021	BRL3,000	695
Brazil (Federative Republic of) 10.00% 2025	818	241
Chile (Banco Central de) 4.00% 2023	CLP415,000	639
Chile (Banco Central de) 4.50% 2026	240,000	384
Chile (Republic of) 5.50% 2020	50,000	76
China Development Bank Corp., Series 1805, 4.04% 2028	CNY4,000	592
China Development Bank Corp., Series 1905, 3.48% 2029	12,600	1,798
Colombia (Republic of) 4.375% 2021	$200	207
Colombia (Republic of), Series B, 6.25% 2025	COP2,313,900	749
European Financial Stability Facility 0.95% 2028	€300	371
European Investment Bank 2.25% 2022	$225	228
France (Republic of) 0.10% 20293	€282	354
French Republic O.A.T. 0.75% 2028	450	551
French Republic O.A.T. 3.25% 2045	260	468
Germany (Federal Republic of) 2.25% 2021	60	73
Germany (Federal Republic of) 0.10% 20263	295	369
Germany (Federal Republic of) 0.50% 2026	200	244

American Funds Insurance Series — Global Balanced Fund — Page 93 of 176

unaudited

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Germany (Federal Republic of) 0.50% 20303	€158	$216
Germany (Federal Republic of) 2.50% 2046	315	572
Greece (Hellenic Republic of) 3.45% 2024	355	444
Greece (Hellenic Republic of) 3.375% 2025	500	624
Greece (Hellenic Republic of) 3.75% 2028	200	253
Greece (Hellenic Republic of) 3.875% 2029	725	926
Greece (Hellenic Republic of) 3.90% 2033	240	306
Greece (Hellenic Republic of) 4.00% 2037	250	322
Greece (Hellenic Republic of) 4.20% 2042	250	326
India (Republic of) 7.68% 2023	INR15,900	239
India (Republic of) 8.83% 2023	10,400	162
India (Republic of) 6.97% 2026	52,300	760
India (Republic of) 7.17% 2028	15,700	231
Indonesia (Republic of) 3.75% 2022	$410	421
Indonesia (Republic of) 3.85% 20272	400	414
Indonesia (Republic of), Series 64, 6.125% 2028	IDR344,000	22
Indonesia (Republic of), Series 78, 8.25% 2029	7,203,000	542
Ireland (Republic of) 3.40% 2024	€50	67
Ireland (Republic of) 0.90% 2028	350	429
Ireland (Republic of) 2.40% 2030	30	42
Israel (State of) 3.15% 2023	$400	415
Israel (State of) 2.00% 2027	ILS2,100	616
Israel (State of) 1.50% 2029	€110	135
Israel (State of) 5.50% 2042	ILS1,000	421
Israel (State of) 4.125% 2048	$205	225
Italy (Republic of) 1.35% 2022	€200	231
Italy (Republic of) 0.10% 20233	1,654	1,840
Italy (Republic of) 2.80% 2028	400	488
Japan, Series 395, 0.10% 2020	¥423,100	3,942
Japan, Series 394, 0.10% 2020	204,400	1,904
Japan, Series 134, 0.10% 2022	95,000	892
Japan, Series 17, 0.10% 20233	10,500	100
Japan, Series 19, 0.10% 20243	30,450	291
Japan, Series 18, 0.10% 20243	20,880	199
Japan, Series 340, 0.40% 2025	20,000	193
Japan, Series 21, 0.10% 20263	40,651	391
Japan, Series 346, 0.10% 2027	304,250	2,901
Japan, Series 22, 0.10% 20273	25,481	246
Japan, Series 23, 0.10% 20283	191,824	1,858
Japan, Series 24, 0.10% 20293	214,175	2,076
Japan, Series 161, 0.60% 2037	170,000	1,694
Japan, Series 42, 1.70% 2044	94,100	1,161
Japan, Series 53, 0.60% 2046	20,000	198
Japan, Series 59, 0.70% 2048	14,000	142
Japan, Series 62, 0.50% 2049	77,000	740
Kazakhstan (Republic of) 1.55% 2023	€100	120
KfW 2.125% 2022	$250	251
Kuwait (State of) 2.75% 20222	200	203
Lithuania (Republic of) 7.375% 2020	100	103
Malaysia (Federation of), Series 0116, 3.80% 2023	MYR2,340	574
Malaysia (Federation of), Series 0119, 3.906% 2026	1,380	341
Morocco (Kingdom of) 4.25% 2022	$200	209
National Highways Authority of India 7.17% 2021	INR30,000	432
Netherlands (Kingdom of the) 5.50% 2028	€100	171
Norway (Kingdom of) 3.75% 2021	NKr8,051	988

American Funds Insurance Series — Global Balanced Fund — Page 94 of 176

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Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Norway (Kingdom of) 2.00% 2023	NKr6,599	$796
Norway (Kingdom of) 3.00% 2024	2,800	354
Nova Scotia (Province of) 3.15% 2051	C$170	146
Peru (Republic of) 6.15% 2032	PEN675	225
Peru (Republic of) 5.625% 2050	$20	28
Poland (Republic of), Series 1021, 5.75% 2021	PLN3,310	970
Poland (Republic of), Series 0922, 5.75% 2022	870	262
Poland (Republic of), Series 1023, 4.00% 2023	400	116
Portuguese Republic 5.125% 2024	$250	280
Qatar (State of) 4.50% 20282	500	560
Republic of Latvia 1.875% 2049	€195	247
Romania 2.875% 2029	252	318
Romania 3.50% 2034	65	82
Romania 3.875% 2035	170	222
Romania 3.375% 2038	250	308
Romania 4.125% 2039	125	163
Romania 4.625% 2049	551	759
Russian Federation 7.00% 2023	RUB8,000	126
Russian Federation 2.875% 2025	€100	122
Russian Federation 2.875% 2025	100	122
Russian Federation 6.90% 2029	RUB16,250	250
Russian Federation 8.50% 2031	5,530	96
Russian Federation 7.70% 2033	1,530	25
Russian Federation 7.25% 2034	8,140	127
Saudi Arabia (Kingdom of) 2.894% 20222	$200	202
Saudi Arabia (Kingdom of) 3.625% 20282	200	206
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR10,150	516
South Africa (Republic of), Series R-2044, 8.75% 2044	3,675	238
South Africa (Republic of), Series R-2048, 8.75% 2048	6,300	403
South Korea (Republic of), Series 2106, 4.25% 2021	KRW262,000	239
South Korea (Republic of), Series 2209, 2.00% 2022	560,000	493
South Korea (Republic of), Series 2812, 2.375% 2028	850,610	785
South Korea (Republic of), Series 3809, 2.375% 2038	803,510	782
Spain (Kingdom of) 1.45% 2027	€1,150	1,439
Spain (Kingdom of) 1.40% 2028	270	337
Sweden (Kingdom of) 1.125% 20192	$200	199
Thailand (Kingdom of) 2.125% 2026	THB28,300	932
Thailand (Kingdom of) 2.875% 2028	11,500	399
United Kingdom 3.75% 2020	£75	99
United Kingdom 1.75% 2022	280	369
United Kingdom 2.75% 2024	50	70
United Kingdom 4.25% 2040	50	97
United Kingdom 3.25% 2044	250	434
United Mexican States, Series M, 8.00% 2020	MXN2,000	104
United Mexican States, Series M, 6.50% 2021	9,000	460
United Mexican States, Series M, 6.50% 2022	6,500	330
United Mexican States, Series M20, 10.00% 2024	9,300	541
United Mexican States, Series M, 5.75% 2026	21,000	996
United Mexican States, Series M, 7.50% 2027	13,500	703
Uruguay (Oriental Republic of) 9.875% 2022	UYU1,050	30
Uruguay (Oriental Republic of) 8.50% 2028	6,963	166
		61,571

American Funds Insurance Series — Global Balanced Fund — Page 95 of 176

unaudited

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes 12.90% U.S. Treasury 11.14%	Principal amount (000)	Value (000)
U.S. Treasury 1.00% 2019	$1,000	$996
U.S. Treasury 1.375% 2020	700	696
U.S. Treasury 1.50% 2020	350	348
U.S. Treasury 1.75% 2020	564	563
U.S. Treasury 2.125% 2020	200	200
U.S. Treasury 2.50% 2020	420	422
U.S. Treasury 2.50% 2020	120	121
U.S. Treasury 2.625% 2020	100	101
U.S. Treasury 2.875% 2020	927	939
U.S. Treasury 1.125% 2021	1,025	1,012
U.S. Treasury 1.375% 2021	550	546
U.S. Treasury 2.00% 2021	108	109
U.S. Treasury 2.25% 2021	5,000	5,041
U.S. Treasury 2.50% 2021	1,945	1,965
U.S. Treasury 2.875% 2021	2,250	2,309
U.S. Treasury 1.625% 20224	2,850	2,840
U.S. Treasury 1.875% 2022	700	702
U.S. Treasury 1.875% 2022	600	603
U.S. Treasury 2.00% 2022	455	459
U.S. Treasury 2.00% 2022	75	75
U.S. Treasury 1.375% 2023	300	296
U.S. Treasury 1.75% 2023	100	100
U.S. Treasury 2.625% 2023	800	825
U.S. Treasury 2.625% 2023	105	109
U.S. Treasury 2.75% 2023	420	436
U.S. Treasury 2.75% 2023	101	105
U.S. Treasury 2.875% 2023	2,250	2,356
U.S. Treasury 2.125% 2024	2,025	2,060
U.S. Treasury 2.25% 2024	3,055	3,125
U.S. Treasury 2.25% 2024	200	205
U.S. Treasury 2.125% 2025	200	203
U.S. Treasury 3.00% 2025	900	962
U.S. Treasury 1.625% 2026	535	527
U.S. Treasury 1.625% 2026	440	433
U.S. Treasury 2.25% 2027	2,800	2,866
U.S. Treasury 2.25% 2027	1,000	1,023
U.S. Treasury 2.25% 2027	700	717
U.S. Treasury 2.375% 2027	1,500	1,550
U.S. Treasury 2.875% 20284	1,695	1,820
U.S. Treasury 2.875% 2028	700	752
U.S. Treasury 3.125% 2028	900	987
U.S. Treasury 2.375% 2029	1,930	1,994
U.S. Treasury 2.625% 2029	282	297
U.S. Treasury 3.00% 2044	355	388
U.S. Treasury 2.50% 20454	315	314
U.S. Treasury 3.00% 2045	100	109
U.S. Treasury 2.875% 2046	400	428
U.S. Treasury 3.00% 2048	586	642
U.S. Treasury 2.875% 2049	600	643
		46,319

American Funds Insurance Series — Global Balanced Fund — Page 96 of 176

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Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities 1.76%	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.125% 20223	$222	$220
U.S. Treasury Inflation-Protected Security 0.125% 20243	807	806
U.S. Treasury Inflation-Protected Security 0.625% 20243	547	558
U.S. Treasury Inflation-Protected Security 0.25% 20253	162	162
U.S. Treasury Inflation-Protected Security 0.375% 20253	242	245
U.S. Treasury Inflation-Protected Security 2.375% 20253	68	76
U.S. Treasury Inflation-Protected Security 0.375% 20273	370	373
U.S. Treasury Inflation-Protected Security 0.375% 20273	225	227
U.S. Treasury Inflation-Protected Security 0.875% 20293	3,845	4,054
U.S. Treasury Inflation-Protected Security 1.375% 20443,4	521	593
		7,314
Total U.S. Treasury bonds & notes		53,633
Corporate bonds & notes 5.15% Financials 1.10%
ACE INA Holdings Inc. 2.875% 2022	10	10
ACE INA Holdings Inc. 3.35% 2026	10	11
ACE INA Holdings Inc. 4.35% 2045	20	23
Allianz SE 4.75% (undated) (3-month EUR-EURIBOR + 3.60% on 10/24/2023)5	€100	131
Banco del Estado de Chile 2.668% 20212	$500	500
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)5	100	104
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)5	236	243
Barclays Bank PLC 10.00% 2021	£100	146
CaixaBank, SA 3.50% 2027 (5-year EUR Mid-Swap + 3.35% on 2/15/2022)5	€100	121
Goldman Sachs Group, Inc. 5.75% 2022	$70	76
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)5	130	131
Goldman Sachs Group, Inc. 3.50% 2025	210	217
Goldman Sachs Group, Inc. 4.75% 2045	70	80
Groupe BPCE SA 5.70% 20232	200	219
HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)5	200	203
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)5	200	213
JPMorgan Chase & Co. 2.55% 2021	76	76
JPMorgan Chase & Co. 3.25% 2022	28	29
JPMorgan Chase & Co. 2.70% 2023	150	152
JPMorgan Chase & Co., Series S, junior subordinated, perpetual, 6.75% (3-month USD-LIBOR + 3.78% on 2/1/2024)5	135	149
JPMorgan Chase Bank NA (3-month USD-LIBOR + 0.34%) 2.926% 20216	300	300
Lloyds Banking Group PLC 6.50% 2020	€210	250
Morgan Stanley 3.125% 2026	$110	112
Morgan Stanley 4.431% 2030 (3-month USD-LIBOR + 1.628% on 1/23/2029)5	73	81
PNC Financial Services Group, Inc. 2.854% 20225	100	102
Rabobank Nederland 3.875% 2023	€100	131
Skandinaviska Enskilda Banken AB 2.80% 2022	$250	253
UniCredit SpA 5.75% 20255	€100	120
US Bancorp 2.85% 2023	$300	306
VEB Finance Ltd. 6.902% 20202	100	103
		4,592
Utilities 0.87%
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 20232	200	206
American Electric Power Co., Inc. 2.15% 2020	215	215
CMS Energy Corp. 3.00% 2026	150	150
Duke Energy Carolinas, Inc. 3.05% 2023	280	288

American Funds Insurance Series — Global Balanced Fund — Page 97 of 176

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Duke Energy Carolinas, Inc. 3.70% 2047	$50	$51
Duke Energy Corp. 3.75% 2024	110	116
Duke Energy Corp. 2.65% 2026	225	222
Duke Energy Progress, LLC 3.70% 2028	75	80
Enel Finance International SA 2.75% 20232	200	200
Enel Finance International SA 3.625% 20272	200	201
Enel Finance International SA 3.50% 20282	400	395
Enersis Américas SA 4.00% 2026	110	114
Exelon Corp. 3.497% 20225	25	26
Exelon Corp. 3.40% 2026	150	154
FirstEnergy Corp. 3.90% 2027	250	262
FirstEnergy Corp. 3.50% 20282	65	66
FirstEnergy Corp. 4.85% 2047	60	68
Niagara Mohawk Power Corp. 3.508% 20242	85	89
NiSource Finance Corp. 2.65% 2022	50	50
Pacific Gas and Electric Co. 2.95% 20267	25	24
Pacific Gas and Electric Co. 4.65% 20282,7	114	117
Pacific Gas and Electric Co. 6.35% 20387	62	71
State Grid Overseas Investment Ltd. 3.50% 20272	450	466
		3,631
Health care 0.79%
Abbott Laboratories 3.75% 2026	51	55
AbbVie Inc. 2.50% 2020	180	180
AbbVie Inc. 2.90% 2022	60	60
AbbVie Inc. 3.20% 2026	73	74
AbbVie Inc. 4.50% 2035	15	16
Aetna Inc. 2.75% 2022	50	50
Aetna Inc. 2.80% 2023	10	10
Allergan PLC 3.00% 2020	30	30
Allergan PLC 3.80% 2025	91	95
Allergan PLC 4.75% 2045	3	3
Amgen Inc. 1.85% 2021	20	20
AstraZeneca PLC 2.375% 2022	110	111
AstraZeneca PLC 3.50% 2023	150	157
Bayer US Finance II LLC 3.875% 20232	200	207
Bayer US Finance II LLC 4.40% 20442	100	93
Becton, Dickinson and Co. 2.894% 2022	55	56
Becton, Dickinson and Co. 3.734% 2024	35	37
Becton, Dickinson and Co. 3.70% 2027	43	45
Bristol-Myers Squibb Co. 2.90% 20242	178	182
Cigna Corp. 4.125% 20252	80	85
CVS Health Corp. 4.30% 2028	25	26
CVS Health Corp. 5.05% 2048	95	101
EMD Finance LLC 2.40% 20202	200	200
EMD Finance LLC 3.25% 20252	250	255
Humana Inc. 3.15% 2022	100	102
Medtronic, Inc. 3.50% 2025	100	106
Roche Holdings, Inc. 3.35% 20242	200	210
Shire PLC 2.40% 2021	153	153
Shire PLC 2.875% 2023	69	70
Shire PLC 3.20% 2026	25	25

American Funds Insurance Series — Global Balanced Fund — Page 98 of 176

unaudited

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Takeda Pharmaceutical Co., Ltd. 4.40% 20232	$200	$214
Takeda Pharmaceutical Co., Ltd. 2.25% 2026	€200	252
		3,280
Consumer discretionary 0.53%
Amazon.com, Inc. 2.80% 2024	$170	175
Amazon.com, Inc. 3.15% 2027	50	53
Bayerische Motoren Werke AG 2.95% 20222	250	254
DaimlerChrysler North America Holding Corp. 2.00% 20212	200	198
Hyundai Capital America 2.55% 20202	135	135
Hyundai Capital America 3.25% 20222	65	66
Hyundai Capital Services Inc. 3.75% 20232	250	257
McDonald’s Corp. 3.50% 2020	50	51
McDonald’s Corp. 3.80% 2028	110	118
Nissan Motor Co., Ltd. 2.15% 20202	120	119
Nissan Motor Co., Ltd. 2.60% 20222	115	114
President & Fellows of Harvard College 3.619% 2037	150	160
Toyota Motor Credit Corp. 2.25% 2023	85	85
Volkswagen Group of America Finance, LLC 4.25% 20232	380	400
		2,185
Consumer staples 0.50%
Altria Group, Inc. 2.625% 2020	100	100
Altria Group, Inc. 1.00% 2023	€110	128
Altria Group, Inc. 2.20% 2027	170	204
Altria Group, Inc. 5.80% 2039	$125	141
Anheuser-Busch InBev NV 4.00% 2028	100	108
British American Tobacco PLC 3.557% 2027	105	105
British American Tobacco PLC 4.39% 2037	80	76
Conagra Brands, Inc. 4.30% 2024	210	223
Keurig Dr Pepper Inc. 4.597% 2028	175	192
Kraft Heinz Co. 3.50% 2022	100	103
Kroger Co. 3.50% 2026	140	143
Pernod Ricard SA 4.45% 20222	150	157
Philip Morris International Inc. 2.00% 2020	55	55
Philip Morris International Inc. 2.90% 2021	100	101
Philip Morris International Inc. 2.625% 2022	15	15
Reynolds American Inc. 4.00% 2022	15	15
Reynolds American Inc. 4.45% 2025	105	111
Wal-Mart Stores, Inc. 2.85% 2024	110	113
		2,090
Communication services 0.35%
AT&T Inc. 4.10% 2028	55	58
Comcast Corp. 3.95% 2025	80	86
Deutsche Telekom International Finance BV 1.95% 20212	150	149
Deutsche Telekom International Finance BV 9.25% 2032	45	69
France Télécom 9.00% 20315	65	99
Myriad International Holdings 6.00% 2020	250	258
Myriad International Holdings 5.50% 2025	250	273
NBCUniversal Media, LLC 4.375% 2021	50	52

American Funds Insurance Series — Global Balanced Fund — Page 99 of 176

unaudited

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
Verizon Communications Inc. 4.329% 2028	$120	$133
Verizon Communications Inc. 4.272% 2036	248	269
		1,446
Energy 0.34%
Cenovus Energy Inc. 4.25% 2027	65	67
El Paso Pipeline Partners Operating Co., LLC 4.70% 2042	75	76
Enbridge Inc. 4.25% 2026	70	76
Enbridge Inc. 3.70% 2027	132	136
Halliburton Co. 3.80% 2025	35	37
Petróleos Mexicanos 7.19% 2024	MXN535	23
Petróleos Mexicanos 7.47% 2026	5,270	218
Petróleos Mexicanos 6.35% 2048	$55	48
Shell International Finance BV 3.50% 2023	330	347
Statoil ASA 3.15% 2022	160	164
Statoil ASA 3.70% 2024	50	53
Total Capital International 2.875% 2022	150	153
		1,398
Information technology 0.26%
Apple Inc. 2.50% 2022	75	76
Broadcom Ltd. 3.875% 2027	190	186
Microsoft Corp. 2.40% 2026	297	299
Microsoft Corp. 3.30% 2027	280	297
Oracle Corp. 2.65% 2026	216	217
		1,075
Real estate 0.21%
American Campus Communities, Inc. 3.35% 2020	15	15
American Campus Communities, Inc. 3.75% 2023	100	104
American Campus Communities, Inc. 4.125% 2024	90	95
Corporate Office Properties LP 3.60% 2023	65	65
Essex Portfolio LP 3.50% 2025	120	124
Essex Portfolio LP 3.375% 2026	40	41
WEA Finance LLC 2.70% 20192	200	200
WEA Finance LLC 3.75% 20242	200	209
		853
Industrials 0.20%
General Electric Capital Corp. 3.15% 2022	50	51
Lima Metro Line 2 Finance Ltd. 5.875% 20342	200	213
Red de Carreteras de Occidente 9.00% 2028	MXN2,000	102
Thomson Reuters Corp. 4.30% 2023	$75	80
Union Pacific Corp. 2.95% 2023	100	102
United Technologies Corp. 3.10% 2022	106	108
United Technologies Corp. 4.125% 2028	170	187
		843
Total corporate bonds & notes		21,393
Mortgage-backed obligations 2.47%
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 20342,8	47	48
Fannie Mae Pool #MA3692 3.50% 20498	463	474
Fannie Mae Pool #CA3129 4.00% 20498	3,115	3,235

American Funds Insurance Series — Global Balanced Fund — Page 100 of 176

unaudited

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #CA3084 4.00% 20498	$1,450	$1,506
Fannie Mae Pool #MA3693 4.00% 20498	980	1,016
Freddie Mac Pool #2B7343 3.785% 20496,8	459	477
Government National Mortgage Assn. 4.50% 20498,9	41	43
Government National Mortgage Assn. 4.50% 20498,9	41	43
Government National Mortgage Assn. Pool #MA5876 4.00% 20498	136	141
Government National Mortgage Assn. Pool #MA5986 4.00% 20498	29	30
Government National Mortgage Assn. Pool #MA5931 4.00% 20498	5	5
Government National Mortgage Assn. Pool #MA5987 4.50% 20498	1,068	1,117
Korea Housing Finance Corp. 2.50% 20202,8	250	251
Korea Housing Finance Corp. 2.00% 20212,8	250	248
Nykredit Realkredit AS, Series 01E, 1.50% 20378	DKr3,831	606
Nykredit Realkredit AS, Series 01E, 1.50% 20408	4,741	747
Uniform Mortgage-Backed Security 3.50% 20498,9	$281	287
		10,274
Total bonds, notes & other debt instruments (cost: $143,081,000)		146,871
Short-term securities 5.38% Money market investments 5.16%	Shares
Capital Group Central Cash Fund	214,395	21,438
Other short-term securities 0.22%	Principal amount (000)
Egyptian Treasury Bill 16.07% due 7/2/2019	EGP2,900	174
United Kingdom Treasury Bills 0.72% due 8/12/2019–10/21/2019	£570	722
		896
Total short-term securities (cost: $22,342,000)		22,334
Total investment securities 99.88% (cost: $359,712,000)		415,057
Other assets less liabilities 0.12%		511
Net assets 100.00%		$415,568

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount10 (000)	Value at 6/30/201911 (000)	Unrealized appreciation at 6/30/2019 (000)
5 Year U.S. Treasury Note Futures	Long	54	October 2019	$5,400	$6,380	$89

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 6/30/2019 (000)
Purchases (000)	Sales (000)
GBP1,100	USD1,403	Morgan Stanley	7/8/2019	$(5)
USD705	GBP560	Morgan Stanley	7/8/2019	(6)
JPY25,675	USD238	HSBC Bank	7/10/2019	—12

American Funds Insurance Series — Global Balanced Fund — Page 101 of 176

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Forward currency contracts  (continued)

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 6/30/2019 (000)
Purchases (000)	Sales (000)
THB8,500	USD276	HSBC Bank	7/12/2019	$1
USD272	THB8,500	HSBC Bank	7/12/2019	(6)
USD823	ILS2,960	Goldman Sachs	7/12/2019	(7)
INR51,625	USD742	Citibank	7/15/2019	4
INR675	USD10	JPMorgan Chase	7/15/2019	—12
USD164	EUR145	JPMorgan Chase	7/15/2019	(2)
USD737	INR52,300	Standard Chartered Bank	7/15/2019	(19)
USD168	ILS600	HSBC Bank	7/16/2019	—12
EUR1,541	USD1,748	JPMorgan Chase	7/17/2019	6
GBP726	USD922	JPMorgan Chase	7/17/2019	1
USD486	INR33,900	Standard Chartered Bank	7/18/2019	(3)
USD185	INR12,900	Standard Chartered Bank	7/19/2019	(2)
USD333	CNH2,310	Bank of America, N.A.	7/19/2019	(3)
USD629	BRL2,450	Citibank	7/19/2019	(8)
EUR1,130	USD1,278	Morgan Stanley	7/22/2019	10
CAD1,650	USD1,251	Citibank	7/22/2019	9
USD119	INR8,300	Goldman Sachs	7/22/2019	(1)
EUR1,117	USD1,259	Goldman Sachs	7/23/2019	14
CLP1,033,000	USD1,512	JPMorgan Chase	7/24/2019	13
USD598	CNH4,100	Standard Chartered Bank	7/25/2019	2
USD565	JPY61,000	JPMorgan Chase	7/25/2019	(2)
USD337	EUR300	JPMorgan Chase	7/25/2019	(5)
USD509	THB15,900	HSBC Bank	7/25/2019	(10)
EUR744	USD843	Bank of America, N.A.	7/26/2019	5
SEK11,700	USD1,260	Citibank	7/26/2019	3
CAD1,490	USD1,134	HSBC Bank	7/29/2019	5
NOK4,300	USD491	HSBC Bank	8/22/2019	14
NOK2,100	USD243	Bank of America, N.A.	8/22/2019	4
USD1,482	CNH10,300	HSBC Bank	9/18/2019	(16)
USD652	BRL2,510	HSBC Bank	12/18/2019	9
USD156	BRL600	JPMorgan Chase	12/18/2019	2
BRL90	USD23	JPMorgan Chase	12/18/2019	—12
BRL50	USD13	HSBC Bank	12/18/2019	—12
BRL20	USD5	Citibank	12/18/2019	—12
BRL1,320	USD339	Standard Chartered Bank	12/18/2019	—12
BRL175	USD46	JPMorgan Chase	12/18/2019	(1)
BRL970	USD249	Bank of New York Mellon	12/18/2019	(1)
BRL250	USD65	HSBC Bank	12/20/2019	(1)
USD62	BRL250	HSBC Bank	12/20/2019	(2)
				$2

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation at 6/30/2019 (000)
(0.0385)%	EONIA	12/4/2021	€4,300	$51	$—	$51

American Funds Insurance Series — Global Balanced Fund — Page 102 of 176

unaudited

1	Security did not produce income during the last 12 months.
2	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $9,220,000, which represented 2.22% of the net assets of the fund.
3	Index-linked bond whose principal amount moves with a government price index.
4	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $77,000, which represented .02% of the net assets of the fund.
5	Step bond; coupon rate may change at a later date.
6	Coupon rate may change periodically.
7	Scheduled interest and/or principal payment was not received.
8	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
9	Purchased on a TBA basis.
10	Notional amount is calculated based on the number of contracts and notional contract size.
11	Value is calculated based on the notional amount and current market price.
12	Amount less than one thousand.

Key to abbreviations and symbols
ADR = American Depositary Receipts	JPY/¥ = Japanese yen
BRL = Brazilian reais	KRW = South Korean won
CAD/C$ = Canadian dollars	LIBOR = London Interbank Offered Rate
CDI = CREST Depository Interest	MXN = Mexican pesos
CLP = Chilean pesos	MYR = Malaysian ringgits
CNH/CNY = Chinese yuan renminbi	NOK/NKr = Norwegian kroner
COP = Colombian pesos	PEN = Peruvian nuevos soles
DKr = Danish kroner	PLN = Polish zloty
EGP = Egyptian pounds	RUB = Russian rubles
EONIA = Euro Overnight Index Average	SEK = Swedish kronor
EUR/€ = Euros	TBA = To-be-announced
EURIBOR = Euro Interbank Offered Rate	THB = Thai baht
GBP/£ = British pounds	USD/$ = U.S. dollars
IDR = Indonesian rupiah	UYU = Uruguayan pesos
ILS = Israeli shekels	ZAR = South African rand
INR = Indian rupees

American Funds Insurance Series — Global Balanced Fund — Page 103 of 176

Bond Fund

Investment portfolio

June 30, 2019

unaudited

Bonds, notes & other debt instruments 97.86% Corporate bonds & notes 33.38% Financials 7.76%	Principal amount (000)	Value (000)
ACE INA Holdings Inc. 2.30% 2020	$2,005	$2,006
ACE INA Holdings Inc. 2.875% 2022	3,625	3,692
ACE INA Holdings Inc. 3.35% 2026	2,025	2,124
ACE INA Holdings Inc. 4.35% 2045	2,220	2,602
Ally Financial Inc. 4.25% 2021	31,195	31,975
Ally Financial Inc. 3.875% 2024	8,890	9,134
Ally Financial Inc. 5.125% 2024	28,205	30,532
Ally Financial Inc. 8.00% 2031	12,895	16,957
Ally Financial Inc. 8.00% 2031	9,120	12,100
American Express Co. 2.20% 2020	14,400	14,383
American International Group, Inc. 4.20% 2028	9,875	10,563
Assicurazioni Generali SpA 7.75% 2042 (3-month EUR-EURIBOR + 7.113% on 12/12/2022)1	€3,100	4,238
Assicurazioni Generali SpA 10.125% 2042 (3-month EUR-EURIBOR + 9.181% on 7/10/2022)1	3,800	5,431
AXA Equitable Holdings, Inc. 4.35% 2028	$2,250	2,367
AXA Equitable Holdings, Inc. 5.00% 2048	7,740	7,990
Banco Do Brasil, SA 4.75% 20242	5,000	5,235
Bank of America Corp. 2.816% 2023 (3-month USD-LIBOR + 0.93% on 7/21/2022)1	32,200	32,528
Bank of America Corp. 2.881% 20231	3,425	3,469
Bank of America Corp. 3.124% 2023 (3-month USD-LIBOR + 1.16% on 1/20/2022)1	7,322	7,441
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)1	10,129	10,439
Bank of America Corp. 3.97% 2029 (3-month USD-LIBOR + 1.07% on 3/5/2028)1	14,400	15,406
Bank of America Corp. 4.271% 2029 (3-month USD-LIBOR + 1.31% on 7/23/2028)1	7,590	8,292
BB&T Corp. 2.45% 2020	5,000	5,002
Berkshire Hathaway Finance Corp. 4.20% 2048	8,720	9,757
BNP Paribas 3.50% 20232	12,925	13,300
BNP Paribas 3.375% 20252	2,375	2,417
Capital One Financial Corp. 3.45% 2021	4,500	4,582
Capital One Financial Corp. 3.90% 2024	5,300	5,568
Capital One Financial Corp. 4.25% 2025	8,000	8,575
Citigroup Inc. 2.90% 2021	3,100	3,132
Citigroup Inc. 2.876% 2023 (3-month USD-LIBOR + 0.95% on 7/24/2022)1	15,250	15,446
Citigroup Inc. 3.875% 2023	650	688
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)1,2	12,000	12,104
Credit Suisse Group AG 3.80% 2023	12,925	13,408
Credit Suisse Group AG 4.207% 2024 (3-month USD-LIBOR + 1.24% on 6/12/2023)1,2	500	525
Deutsche Bank AG 3.15% 2021	25,957	25,784
Deutsche Bank AG 3.375% 2021	1,300	1,293
Deutsche Bank AG 4.25% 2021	27,043	27,285
Deutsche Bank AG 4.25% 2021	525	532
Deutsche Bank AG 5.00% 2022	1,525	1,572
Deutsche Bank AG 3.95% 2023	11,900	11,944
Deutsche Bank AG 3.70% 2024	2,975	2,913
Discover Financial Services 10.25% 2019	2,200	2,206
Discover Financial Services 3.35% 2023	15,850	16,226
Discover Financial Services 4.65% 2028	11,250	12,312

American Funds Insurance Series — Bond Fund — Page 104 of 176

unaudited

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Ford Motor Credit Co. 1.897% 2019	$1,250	$1,249
Ford Motor Credit Co. 3.81% 2024	1,200	1,206
Goldman Sachs Group, Inc. 5.25% 2021	1,225	1,294
Goldman Sachs Group, Inc. 5.75% 2022	7,375	7,970
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)1	9,600	10,006
Goldman Sachs Group, Inc. 4.223% 2029 (3-month USD-LIBOR + 1.301% on 5/1/2028)1	3,000	3,218
Goldman Sachs Group, Inc. 5.30% (undated) (3-month USD-LIBOR + 3.834% on 11/10/2026)1	1,750	1,832
Groupe BPCE SA 2.75% 20232	6,875	6,921
Groupe BPCE SA 5.70% 20232	28,166	30,845
Groupe BPCE SA 5.15% 20242	4,711	5,097
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)1	12,000	13,114
Intesa Sanpaolo SpA 3.375% 20232	8,850	8,821
Intesa Sanpaolo SpA 5.017% 20242	71,265	71,473
Intesa Sanpaolo SpA 5.71% 20262	10,415	10,546
Intesa Sanpaolo SpA 3.875% 20272	6,045	5,796
Intesa Sanpaolo SpA 3.875% 20282	2,395	2,291
JPMorgan Chase & Co. 2.776% 2023 (3-month USD-LIBOR + 0.935% on 4/25/2022)1	7,300	7,373
JPMorgan Chase & Co. 3.207% 2023 (3-month USD-LIBOR + 0.695% on 4/1/2022)1	275	281
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)1	11,425	11,847
JPMorgan Chase & Co. 3.625% 2024	675	711
JPMorgan Chase & Co. 3.509% 2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)1	9,600	10,001
JPMorgan Chase & Co. 4.203% 2029 (3-month USD-LIBOR + 1.26% on 7/23/2028)1	11,980	13,102
Lloyds Banking Group PLC 4.375% 2028	8,825	9,380
MetLife Capital Trust IV 7.875% 2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)1,2	1,405	1,772
Metlife, Inc. 3.60% 2025	3,490	3,709
Metropolitan Life Global Funding I 2.00% 20202	230	230
Morgan Stanley 2.50% 2021	19,200	19,239
Morgan Stanley 2.625% 2021	1,775	1,786
Morgan Stanley 5.75% 2021	4,883	5,129
Morgan Stanley 3.125% 2023	12,080	12,357
Morgan Stanley 3.70% 2024	750	791
New York Life Global Funding 1.95% 20202	145	145
Nordea Bank AB 2.50% 20202	7,125	7,142
PNC Financial Services Group, Inc. 2.854% 20221	5,850	5,956
PNC Funding Corp. 3.30% 2022	8,700	8,947
Royal Bank of Scotland PLC 4.445% 2030 (3-month USD-LIBOR + 1.871% on 5/5/2029)1	5,000	5,191
Santander Holdings USA, Inc. 3.50% 2024	8,325	8,457
Synchrony Bank 3.65% 2021	8,024	8,158
Synchrony Financial 4.375% 2024	3,640	3,812
UniCredit SpA 3.75% 20222	1,175	1,189
UniCredit SpA 6.572% 20222	9,735	10,350
UniCredit SpA 4.625% 20272	625	633
UniCredit SpA 5.861% 20321,2	6,475	6,207
UniCredit SpA 7.296% 2034 (5-year USD ICE Swap + 4.914% on 4/2/2029)1,2	11,500	12,204
Unum Group 3.00% 2021	520	523
Wells Fargo & Co. 2.10% 2021	16,800	16,719
		810,495
Health care 6.03%
Abbott Laboratories 2.90% 2021	23,405	23,794
Abbott Laboratories 3.40% 2023	910	949
Abbott Laboratories 3.75% 2026	2,244	2,427
Abbott Laboratories 4.75% 2036	4,565	5,418
AbbVie Inc. 2.50% 2020	16,315	16,314

American Funds Insurance Series — Bond Fund — Page 105 of 176

unaudited

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
AbbVie Inc. 3.20% 2022	$11,070	$11,240
AbbVie Inc. 2.85% 2023	6,133	6,179
AbbVie Inc. 3.75% 2023	3,667	3,826
AbbVie Inc. 3.20% 2026	500	507
AbbVie Inc. 4.45% 2046	1,615	1,587
Allergan PLC 3.45% 2022	11,533	11,776
Allergan PLC 3.80% 2025	3,849	3,995
Allergan, Inc. 5.00% 20212	7,221	7,551
Anthem, Inc. 4.101% 2028	8,000	8,543
AstraZeneca PLC 4.00% 2029	5,920	6,471
Baxalta Inc. 4.00% 2025	116	123
Bayer US Finance II LLC 3.875% 20232	26,358	27,328
Bayer US Finance II LLC 4.25% 20252	17,370	18,383
Bayer US Finance II LLC 4.375% 20282	1,753	1,849
Bayer US Finance II LLC 4.875% 20482	721	741
Becton, Dickinson and Co. 2.894% 2022	650	658
Becton, Dickinson and Co. 3.734% 2024	903	947
Becton, Dickinson and Co. 4.669% 2047	3,395	3,805
Boston Scientific Corp. 3.375% 2022	700	720
Boston Scientific Corp. 3.85% 2025	500	532
Bristol-Myers Squibb Co. 3.20% 20262	3,115	3,235
Bristol-Myers Squibb Co. 3.40% 20292	3,369	3,527
Bristol-Myers Squibb Co. 4.25% 20492	17,276	19,044
Centene Corp. 5.625% 2021	1,780	1,816
Centene Corp. 4.75% 2022	200	205
Centene Corp. 6.125% 2024	375	393
Centene Corp. 4.75% 2025	325	336
Cigna Corp. 3.40% 20212	7,765	7,917
Cigna Corp. 3.75% 20232	8,430	8,778
Cigna Corp. 4.125% 20252	2,645	2,811
Cigna Corp. 4.375% 20282	15,464	16,692
Cigna Corp. 4.90% 20482	1,795	1,955
CVS Health Corp. 2.125% 2021	9,810	9,747
CVS Health Corp. 4.10% 2025	14,569	15,368
CVS Health Corp. 4.30% 2028	17,654	18,622
CVS Health Corp. 4.78% 2038	1,242	1,297
CVS Health Corp. 5.05% 2048	1,447	1,541
EMD Finance LLC 2.40% 20202	13,295	13,286
EMD Finance LLC 2.95% 20222	2,100	2,118
GlaxoSmithKline PLC 3.375% 2023	16,800	17,492
HCA Inc. 6.50% 2020	1,550	1,586
Johnson & Johnson 2.45% 2026	4,255	4,285
Laboratory Corp. of America Holdings 4.70% 2045	4,160	4,307
Shire PLC 1.90% 2019	22,100	22,067
Shire PLC 2.40% 2021	26,279	26,233
Shire PLC 2.875% 2023	11,084	11,195
Shire PLC 3.20% 2026	15,100	15,261
Takeda Pharmaceutical Co., Ltd. 3.80% 20202	17,220	17,535
Takeda Pharmaceutical Co., Ltd. 4.00% 20212	500	517
Takeda Pharmaceutical Co., Ltd. 4.40% 20232	2,665	2,856
Tenet Healthcare Corp. 6.00% 2020	1,240	1,283
Teva Pharmaceutical Finance Co. BV 2.20% 2021	20,214	19,254
Teva Pharmaceutical Finance Co. BV 2.80% 2023	80,064	69,656
Teva Pharmaceutical Finance Co. BV 6.00% 2024	29,067	27,523

American Funds Insurance Series — Bond Fund — Page 106 of 176

unaudited

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Teva Pharmaceutical Finance Co. BV 3.15% 2026	$41,528	$32,392
Teva Pharmaceutical Finance Co. BV 6.75% 2028	11,574	10,720
Teva Pharmaceutical Finance Co. BV 4.10% 2046	46,666	31,906
UnitedHealth Group Inc. 3.35% 2022	4,385	4,533
UnitedHealth Group Inc. 3.75% 2025	5,410	5,785
WellPoint, Inc. 2.25% 2019	1,250	1,250
Zimmer Holdings, Inc. 3.15% 2022	7,845	7,980
		629,967
Energy 4.52%
Anadarko Petroleum Corp. 4.85% 2021	3,349	3,467
Anadarko Petroleum Corp. 6.60% 2046	1,690	2,196
Apache Corp. 4.25% 2030	2,465	2,542
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.911% 20233,4,5	92	89
Boardwalk Pipeline Partners, LP 3.375% 2023	1,900	1,920
Canadian Natural Resources Ltd. 2.95% 2023	190	192
Canadian Natural Resources Ltd. 3.80% 2024	180	188
Canadian Natural Resources Ltd. 4.95% 2047	655	747
Cenovus Energy Inc. 3.80% 2023	1,120	1,153
Cenovus Energy Inc. 4.25% 2027	10,985	11,370
Cenovus Energy Inc. 5.25% 2037	193	202
Cenovus Energy Inc. 5.40% 2047	17,547	19,004
Cheniere Energy, Inc. 7.00% 2024	410	473
Chevron Corp. 2.355% 2022	4,800	4,842
Columbia Pipeline Partners LP 5.80% 2045	1,410	1,656
Concho Resources Inc. 4.30% 2028	6,095	6,581
Concho Resources Inc. 4.85% 2048	5,000	5,624
DCP Midstream Operating LP 4.95% 2022	500	520
Enbridge Energy Partners, LP 4.375% 2020	6,700	6,853
Enbridge Energy Partners, LP 5.20% 2020	5,055	5,143
Enbridge Energy Partners, LP 4.20% 2021	6,325	6,521
Enbridge Energy Partners, LP 5.875% 2025	12,660	14,627
Enbridge Energy Partners, LP 7.375% 2045	24,246	35,624
Enbridge Inc. 4.00% 2023	1,500	1,576
Energy Transfer Partners, LP 4.15% 2020	1,000	1,017
Energy Transfer Partners, LP 4.20% 2023	2,860	2,999
Energy Transfer Partners, LP 4.50% 2024	4,915	5,231
Energy Transfer Partners, LP 4.75% 2026	1,506	1,614
Energy Transfer Partners, LP 4.20% 2027	45	47
Energy Transfer Partners, LP 4.95% 2028	4,559	4,986
Energy Transfer Partners, LP 5.25% 2029	1,275	1,427
Energy Transfer Partners, LP 6.125% 2045	11,780	13,505
Energy Transfer Partners, LP 5.30% 2047	10,459	10,916
Energy Transfer Partners, LP 5.40% 2047	6,190	6,586
Energy Transfer Partners, LP 6.00% 2048	1,868	2,133
Energy Transfer Partners, LP 6.25% (undated) (3-month USD-LIBOR + 4.028% on 2/15/2023)1	7,850	7,312
Energy Transfer Partners, LP 6.25% 2049	1,775	2,104
Energy Transfer Partners, LP 6.625% 2049 (3-month USD-LIBOR + 4.155% on 2/15/2028)1	500	468
EnLink Midstream Partners, LP 5.45% 2047	105	90
EQT Corp. 2.50% 2020	4,910	4,897
EQT Corp. 3.00% 2022	1,700	1,687
EQT Corp. 3.90% 2027	455	431
Equinor ASA 3.625% 2028	7,900	8,522
Exxon Mobil Corp. 3.043% 2026	4,625	4,793

American Funds Insurance Series — Bond Fund — Page 107 of 176

unaudited

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Husky Energy Inc. 7.25% 2019	$3,390	$3,458
Kinder Morgan Energy Partners, LP 6.50% 2037	900	1,082
Kinder Morgan Energy Partners, LP 5.50% 2044	700	791
Kinder Morgan, Inc. 5.30% 2034	760	860
MPLX LP 4.00% 2028	4,665	4,847
Noble Corp. PLC 7.95% 20251	1,595	1,172
Noble Corp. PLC 8.95% 20451	845	558
Odebrecht Drilling Norbe 7.35% 2026 (13.61% PIK)2,6	35	22
Odebrecht Drilling Norbe 0% 20492	1,150	13
Petróleos Mexicanos 5.375% 2022	4,175	4,227
Petróleos Mexicanos 4.625% 2023	16,175	15,852
Petróleos Mexicanos 6.875% 2026	50,465	51,121
Petróleos Mexicanos 7.47% 2026	MXN295,000	12,220
Petróleos Mexicanos 6.50% 2027	$51,547	50,965
Petróleos Mexicanos 6.35% 2048	4,720	4,070
QEP Resources, Inc. 5.25% 2023	3,420	3,309
Ras Laffan Liquefied Natural Gas II 5.298% 2020	183	186
Sabine Pass Liquefaction, LLC 5.625% 20211	1,100	1,143
Sabine Pass Liquefaction, LLC 6.25% 2022	2,300	2,497
Sabine Pass Liquefaction, LLC 5.625% 20231	1,000	1,089
Sabine Pass Liquefaction, LLC 5.75% 2024	8,000	8,899
Sabine Pass Liquefaction, LLC 5.625% 2025	10,000	11,202
Sabine Pass Liquefaction, LLC 5.875% 2026	15,700	17,947
Saudi Arabian Oil Co. 2.875% 20242	4,585	4,616
Saudi Arabian Oil Co. 3.50% 20292	7,322	7,419
Schlumberger BV 3.00% 20202	600	605
Schlumberger BV 4.00% 20252	8,791	9,307
Shell International Finance BV 3.875% 2028	9,410	10,312
Southwestern Energy Co. 6.20% 20251	920	846
Targa Resources Partners LP 5.125% 2025	175	182
Targa Resources Partners LP 5.375% 2027	175	182
TC PipeLines, LP 4.375% 2025	405	427
Total Capital Canada Ltd. 2.75% 2023	2,140	2,178
TransCanada PipeLines Ltd. 4.25% 2028	11,275	12,184
Transocean Inc. 5.80% 20221	2,195	2,168
Transocean Inc. 9.00% 20232	5,000	5,344
Ultra Petroleum Corp. 11.00% 20246	450	176
Williams Partners LP 5.25% 2020	2,900	2,954
Williams Partners LP 4.50% 2023	500	534
Williams Partners LP 4.30% 2024	595	632
		471,471
Utilities 3.54%
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 20252	10,000	10,610
AES Corp. 4.00% 2021	1,000	1,020
Alliant Energy Finance LLC 3.75% 20232	750	779
Alliant Energy Finance LLC 4.25% 20282	500	529
Ameren Corp. 4.50% 2049	2,875	3,367
Avangrid, Inc. 3.80% 2029	8,325	8,724
Berkshire Hathaway Energy Co. 4.50% 2045	5,895	6,644
CMS Energy Corp. 5.05% 2022	2,569	2,734
Consolidated Edison Co. of New York, Inc. 3.875% 2047	9,200	9,481
Consumers Energy Co. 4.05% 2048	8,270	9,123
Consumers Energy Co. 3.75% 2050	8,450	8,919

American Funds Insurance Series — Bond Fund — Page 108 of 176

unaudited

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Dominion Resources, Inc. 2.715% 20211	$2,375	$2,379
Dominion Resources, Inc. 3.071% 20241	1,400	1,411
DTE Energy Co. 3.70% 2023	250	261
Duke Energy Corp. 3.75% 2024	3,826	4,040
Duke Energy Florida, LLC 3.40% 2046	6,445	6,295
Duke Energy Progress, LLC 3.70% 2028	3,750	4,016
Edison International 5.75% 2027	1,775	1,909
EDP Finance BV 3.625% 20242	20,600	21,237
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)1	1,950	2,093
Emera US Finance LP 2.70% 2021	954	957
Emera US Finance LP 3.55% 2026	495	507
Emera US Finance LP 4.75% 2046	1,620	1,747
Enel Finance International SA 4.875% 20292	10,180	11,130
Enel Società per Azioni 8.75% 20731,2	1,000	1,158
Entergy Louisiana, LLC 4.20% 2048	6,325	6,998
Eversource Energy 2.75% 2022	527	533
Eversource Energy 3.80% 2023	5,000	5,277
Exelon Corp. 3.40% 2026	1,570	1,613
FirstEnergy Corp. 2.85% 2022	4,281	4,338
FirstEnergy Corp. 3.90% 2027	19,328	20,290
FirstEnergy Corp. 3.50% 20282	2,400	2,438
FirstEnergy Corp. 7.375% 2031	5,150	7,053
FirstEnergy Corp. 4.85% 2047	12,205	13,878
Iberdrola Finance Ireland 5.00% 20192	1,825	1,833
IPALCO Enterprises, Inc. 3.70% 2024	200	207
Jersey Central Power & Light Co. 4.30% 20262	310	333
Metropolitan Edison Co. 4.30% 20292	1,000	1,093
Mississippi Power Co. 4.25% 2042	11,247	11,339
Niagara Mohawk Power Corp. 3.508% 20242	7,575	7,934
Niagara Mohawk Power Corp. 4.278% 20342	1,000	1,109
NiSource Finance Corp. 2.65% 2022	275	277
NV Energy, Inc. 6.25% 2020	2,850	2,997
Pacific Gas and Electric Co. 2.45% 20227	7,200	6,948
Pacific Gas and Electric Co. 3.25% 20237	5,615	5,475
Pacific Gas and Electric Co. 3.40% 20247	850	829
Pacific Gas and Electric Co. 3.30% 20277	3,750	3,581
Pacific Gas and Electric Co. 4.65% 20282,7	7,500	7,688
Pacific Gas and Electric Co. 4.75% 20447	336	344
Progress Energy, Inc. 7.75% 2031	1,820	2,549
Public Service Electric and Gas Co. 3.20% 2029	6,000	6,215
Public Service Electric and Gas Co. 3.85% 2049	875	938
Public Service Enterprise Group Inc. 2.65% 2022	1,000	1,003
Public Service Enterprise Group Inc. 2.875% 2024	4,850	4,901
Puget Energy, Inc. 6.50% 2020	5,294	5,587
Puget Energy, Inc. 6.00% 2021	8,186	8,750
Puget Energy, Inc. 5.625% 2022	8,004	8,587
Puget Energy, Inc. 3.65% 2025	3,000	3,072
SCANA Corp. 4.75% 2021	2,798	2,868
SCANA Corp. 4.125% 2022	427	436
South Carolina Electric & Gas Co. 4.25% 2028	6,650	7,395
South Carolina Electric & Gas Co. 5.30% 2033	515	615
Southern California Edison Co. 2.90% 2021	13,134	13,167
Southern California Edison Co. 3.875% 2021	1,275	1,299
Southern California Edison Co. 2.40% 2022	1,600	1,590

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Southern California Edison Co. 3.40% 2023	$1,750	$1,785
Southern California Edison Co. 3.50% 2023	9,375	9,650
Southern California Edison Co. 3.70% 2025	900	931
Southern California Edison Co. 3.65% 2028	500	512
Southern California Edison Co. 4.20% 2029	12,100	12,889
Southern California Edison Co. 4.05% 2042	1,667	1,642
Southern California Edison Co. 4.65% 2043	1,667	1,785
Southern California Edison Co. 4.00% 2047	7,583	7,555
Southern California Edison Co. 4.875% 2049	1,825	2,053
Southern California Edison Co., Series C, 4.125% 2048	5,283	5,328
Tampa Electric Co. 2.60% 2022	4,350	4,366
Tampa Electric Co. 4.45% 2049	460	513
Virginia Electric and Power Co. 4.45% 2044	7,995	8,907
Xcel Energy Inc. 4.70% 2020	1,700	1,714
Xcel Energy Inc. 3.30% 2025	5,650	5,833
		369,910
Consumer discretionary 3.47%
Bayerische Motoren Werke AG 1.45% 20192	13,110	13,087
DaimlerChrysler North America Holding Corp. 3.00% 20212	500	504
DaimlerChrysler North America Holding Corp. 2.85% 20222	500	503
DaimlerChrysler North America Holding Corp. 3.35% 20232	2,000	2,048
DaimlerChrysler North America Holding Corp. 3.25% 20242	755	771
DaimlerChrysler North America Holding Corp. 3.30% 20252	5,300	5,425
Ford Motor Credit Co. 2.343% 2020	3,000	2,979
Ford Motor Credit Co. 3.157% 2020	3,188	3,200
Ford Motor Credit Co. 3.20% 2021	6,665	6,686
Ford Motor Credit Co. 3.336% 2021	300	301
Ford Motor Credit Co. 3.47% 2021	15,400	15,509
Ford Motor Credit Co. 3.813% 2021	16,314	16,548
Ford Motor Credit Co. 3.219% 2022	770	771
Ford Motor Credit Co. 3.339% 2022	13,345	13,398
Ford Motor Credit Co. 5.596% 2022	14,275	15,120
Ford Motor Credit Co. 3.096% 2023	8,071	7,956
Ford Motor Credit Co. 4.14% 2023	12,000	12,229
General Motors Co. 4.35% 2025	11,255	11,619
General Motors Co. 6.25% 2043	2,217	2,361
General Motors Co. 5.20% 2045	997	960
General Motors Co. 6.75% 2046	1,228	1,390
General Motors Co. 5.40% 2048	10,030	9,788
General Motors Co. 5.95% 2049	5,425	5,706
General Motors Financial Co. 3.70% 2020	15,295	15,497
General Motors Financial Co. 4.20% 2021	12,073	12,436
General Motors Financial Co. 3.15% 2022	11,000	11,071
General Motors Financial Co. 3.45% 2022	2,814	2,857
General Motors Financial Co. 3.55% 2022	6,160	6,270
General Motors Financial Co. 3.70% 2023	10,000	10,152
General Motors Financial Co. 4.15% 2023	15,500	15,976
General Motors Financial Co. 3.50% 2024	9,575	9,563
General Motors Financial Co. 3.95% 2024	6,269	6,406
Home Depot, Inc. 4.40% 2021	7,200	7,451
Home Depot, Inc. 4.50% 2048	7,165	8,470
Hyundai Capital America 2.55% 20202	4,200	4,193
Hyundai Capital America 2.60% 20202	325	325

American Funds Insurance Series — Bond Fund — Page 110 of 176

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Hyundai Capital America 2.75% 20202	$3,321	$3,324
Hyundai Capital America 3.75% 20212	8,500	8,669
Hyundai Capital America 3.00% 20222	4,500	4,517
Hyundai Capital America 3.25% 20222	1,521	1,537
Hyundai Capital America 3.95% 20222	8,000	8,213
Hyundai Capital America 3.40% 20242	8,180	8,226
Lowe’s Companies, Inc. 3.65% 2029	6,331	6,620
Lowe’s Companies, Inc. 4.55% 2049	1,130	1,220
McDonald’s Corp. 4.45% 2047	3,535	3,878
MGM Resorts International 7.75% 2022	2,000	2,235
NIKE, Inc. 3.875% 2045	6,845	7,377
Nissan Motor Co., Ltd. 2.60% 20222	1,415	1,409
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	300	295
Starbucks Corp. 3.80% 2025	1,385	1,476
Starbucks Corp. 3.75% 2047	3,785	3,725
Starbucks Corp. 4.50% 2048	7,680	8,435
Toyota Motor Credit Corp. 2.125% 2019	500	500
Volkswagen Group of America Finance, LLC 2.45% 20192	520	520
Volkswagen Group of America Finance, LLC 2.40% 20202	2,855	2,849
Volkswagen Group of America Finance, LLC 4.00% 20212	5,426	5,601
Volkswagen Group of America Finance, LLC 4.25% 20232	15,953	16,798
Volkswagen Group of America Finance, LLC 4.625% 20252	1,177	1,279
Volkswagen International Finance NV 4.00% 20202	4,000	4,064
		362,293
Consumer staples 3.29%
Altria Group, Inc. 2.85% 2022	4,800	4,851
Altria Group, Inc. 4.40% 2026	16,396	17,541
Altria Group, Inc. 4.80% 2029	8,135	8,782
Altria Group, Inc. 4.50% 2043	1,585	1,507
Altria Group, Inc. 5.95% 2049	6,634	7,555
Anheuser-Busch InBev NV 4.75% 2029	443	502
Anheuser-Busch InBev NV 4.60% 2048	3,570	3,840
Anheuser-Busch InBev NV 5.55% 2049	5,300	6,472
British American Tobacco International Finance PLC 2.75% 20202	5,050	5,063
British American Tobacco International Finance PLC 3.50% 20222	3,520	3,600
British American Tobacco International Finance PLC 3.95% 20252	16,879	17,476
British American Tobacco PLC 3.222% 2024	14,018	14,142
British American Tobacco PLC 3.557% 2027	30,134	30,014
British American Tobacco PLC 4.39% 2037	1,500	1,428
British American Tobacco PLC 4.54% 2047	2,100	1,949
Conagra Brands, Inc. 4.30% 2024	9,268	9,831
Conagra Brands, Inc. 5.30% 2038	2,320	2,524
Conagra Brands, Inc. 5.40% 2048	990	1,087
Constellation Brands, Inc. 2.25% 2020	8,000	7,988
Constellation Brands, Inc. 2.65% 2022	2,285	2,294
Constellation Brands, Inc. 3.20% 2023	540	552
Constellation Brands, Inc. 3.50% 2027	7,500	7,700
Constellation Brands, Inc. 3.60% 2028	1,280	1,320
Constellation Brands, Inc. 4.10% 2048	4,500	4,475
General Mills, Inc. (3-month USD-LIBOR + 0.54%) 3.141% 20215	10,620	10,629
General Mills, Inc. 3.20% 2021	2,170	2,204
Imperial Tobacco Finance PLC 3.50% 20232	2,335	2,379
JBS Investments GmbH II 7.00% 2026	9,000	9,770

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Keurig Dr Pepper Inc. 4.057% 2023	$16,125	$16,934
Keurig Dr Pepper Inc. 4.417% 2025	9,617	10,309
Keurig Dr Pepper Inc. 4.597% 2028	12,433	13,627
Keurig Dr Pepper Inc. 5.085% 2048	9,759	10,870
Kroger Co. 2.60% 2021	8,000	8,018
Molson Coors Brewing Co. 2.25% 2020	4,525	4,515
Molson Coors Brewing Co. 2.10% 2021	2,415	2,401
Molson Coors Brewing Co. 3.00% 2026	5,530	5,466
Molson Coors Brewing Co. 4.20% 2046	4,530	4,379
Mondelez International, Inc. 1.625% 20192	16,100	16,050
Philip Morris International Inc. 2.625% 2022	1,515	1,528
Philip Morris International Inc. 4.25% 2044	9,550	10,018
Reynolds American Inc. 3.25% 2022	1,477	1,492
Reynolds American Inc. 4.45% 2025	21,900	23,228
Reynolds American Inc. 5.85% 2045	125	135
Wal-Mart Stores, Inc. 2.85% 2024	6,765	6,984
Wal-Mart Stores, Inc. 3.05% 2026	7,720	8,073
WM. Wrigley Jr. Co. 3.375% 20202	11,255	11,409
		342,911
Information technology 1.44%
Apple Inc. 1.55% 2021	11,630	11,518
Broadcom Inc. 3.625% 20242	15,000	15,089
Broadcom Inc. 4.25% 20262	28,000	28,390
Broadcom Inc. 4.75% 20292	35,813	36,730
Broadcom Ltd. 3.00% 2022	12,000	12,051
Broadcom Ltd. 3.625% 2024	16,429	16,607
Broadcom Ltd. 3.875% 2027	12,860	12,620
Microsoft Corp. 4.25% 2047	10,000	11,870
VMware, Inc. 2.95% 2022	4,000	4,032
Xerox Corp. 3.50% 2020	1,500	1,502
		150,409
Communication services 1.34%
AT&T Inc. 3.80% 2027	4,335	4,511
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	6,505	6,564
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2024	500	533
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20272	4,800	4,982
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	280	291
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2047	6,515	6,866
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	7,005	7,755
CenturyLink, Inc. 7.50% 2024	14,180	15,722
CenturyLink, Inc. 7.65% 2042	5,000	4,688
Comcast Corp. 3.15% 2028	7,200	7,394
Comcast Corp. 4.00% 2048	5,000	5,292
Cumulus Media New Holdings Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 6.91% 20224,5	601	599
Deutsche Telekom International Finance BV 1.95% 20212	14,100	13,953
Discovery Communications, Inc. 2.95% 2023	4,185	4,225
Fox Corp. 4.03% 20242	2,240	2,383
Fox Corp. 5.576% 20492	2,065	2,521
France Télécom 9.00% 20311	1,480	2,261
NBCUniversal Enterprise, Inc. 5.25% 20492	5,170	5,296
NBCUniversal Media, LLC 5.15% 2020	9,600	9,818

American Funds Insurance Series — Bond Fund — Page 112 of 176

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
SoftBank Group Corp. 3.36% 20232	$6,525	$6,541
Tencent Holdings Ltd. 3.28% 20242	5,000	5,108
Tencent Holdings Ltd. 3.975% 20292	5,000	5,228
Verizon Communications Inc. 4.40% 2034	5,080	5,636
Vodafone Group PLC 4.375% 2028	10,000	10,809
Walt Disney Co. 4.00% 20232	1,100	1,174
		140,150
Industrials 1.25%
3M Co. 2.25% 2026	6,885	6,750
Airbus Group SE 2.70% 20232	2,120	2,147
ARAMARK Corp. 5.125% 2024	1,200	1,236
Avolon Holdings Funding Ltd. 3.625% 20222	2,810	2,852
Avolon Holdings Funding Ltd. 3.95% 20242	12,514	12,837
BNSF Funding Trust I 6.613% 2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)1	1,680	1,848
Bohai Financial Investment Holding Co., Ltd. 5.25% 20222	2,485	2,629
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021	—8	—8
Continental Airlines, Inc., Series 2001-1, Class A1, 6.703% 2022	50	54
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022	360	375
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 2022	187	194
General Electric Capital Corp. 2.342% 2020	4,588	4,567
General Electric Capital Corp. 3.10% 2023	1,750	1,766
General Electric Capital Corp. 3.373% 2025	4,615	4,673
General Electric Co. 2.70% 2022	4,800	4,795
Harris Corp. 2.70% 2020	1,300	1,302
Harris Corp. 3.832% 2025	945	994
IHS Markit Ltd. 3.625% 2024	3,725	3,844
IHS Markit Ltd. 4.25% 2029	5,000	5,275
Lockheed Martin Corp. 2.50% 2020	3,055	3,068
Lockheed Martin Corp. 3.10% 2023	1,155	1,186
Lockheed Martin Corp. 3.55% 2026	2,445	2,600
Lockheed Martin Corp. 4.50% 2036	1,895	2,177
Lockheed Martin Corp. 4.70% 2046	4,995	6,084
Mexican Government 5.50% 2046	1,751	1,753
Mexican Government 5.50% 2047	1,981	1,984
Mexican Government 5.50% 20472	215	215
Northrop Grumman Corp. 3.25% 2028	10,845	11,137
NXP BV and NXP Funding LLC 4.125% 20212	2,000	2,051
Republic Services, Inc. 5.00% 2020	4,800	4,879
Thomson Reuters Corp. 4.30% 2023	240	256
United Rentals, Inc. 5.50% 2027	5,000	5,275
United Technologies Corp. 3.125% 2027	9,525	9,790
United Technologies Corp. 4.125% 2028	4,975	5,467
United Technologies Corp. 4.625% 2048	1,090	1,272
Vinci SA 3.75% 20292	12,456	13,389
		130,721
Real estate 0.54%
Alexandria Real Estate Equities, Inc. 2.75% 2020	1,575	1,576
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,425	1,499
Alexandria Real Estate Equities, Inc. 4.50% 2029	150	165
American Campus Communities, Inc. 3.35% 2020	2,810	2,840
American Campus Communities, Inc. 3.75% 2023	2,900	3,002
Corporate Office Properties LP 5.25% 2024	10	11

American Funds Insurance Series — Bond Fund — Page 113 of 176

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
Essex Portfolio LP 3.25% 2023	$335	$341
Essex Portfolio LP 3.875% 2024	1,000	1,049
HCP, Inc. 3.25% 2026	1,700	1,708
Hospitality Properties Trust 4.25% 2021	4,250	4,298
Hospitality Properties Trust 5.00% 2022	1,270	1,332
Hospitality Properties Trust 4.50% 2025	855	855
Hospitality Properties Trust 3.95% 2028	1,710	1,612
Iron Mountain Inc. 5.25% 20282	6,305	6,344
Kimco Realty Corp. 3.40% 2022	1,045	1,075
Omega Healthcare Investors, Inc. 4.375% 2023	900	935
Piedmont Operating Partnership LP 4.45% 2024	1,000	1,046
Scentre Group 2.375% 20192	2,365	2,363
Scentre Group 2.375% 20212	175	175
Scentre Group 3.50% 20252	4,565	4,669
WEA Finance LLC 2.70% 20192	5,475	5,475
WEA Finance LLC 3.25% 20202	13,375	13,503
		55,873
Materials 0.20%
BHP Billiton Finance Ltd. 6.25% 2075 (USD Semi Annual 30/360 (vs. 3-month USD-LIBOR) 5-year + 4.971% on 10/19/2020)1,2	4,765	4,969
DowDuPont Inc. 4.725% 2028	12,500	14,131
Holcim Ltd. 5.15% 20232	1,560	1,674
		20,774
Total corporate bonds & notes		3,484,974
U.S. Treasury bonds & notes 28.77% U.S. Treasury 24.04%
U.S. Treasury 8.75% 20209	38,500	41,428
U.S. Treasury 2.125% 2021	35,699	35,935
U.S. Treasury 2.25% 2021	100,300	101,133
U.S. Treasury 2.375% 2023	48,100	49,176
U.S. Treasury 2.50% 2023	57,200	58,802
U.S. Treasury 2.625% 2023	70,000	72,641
U.S. Treasury 2.75% 2023	173,600	180,131
U.S. Treasury 1.75% 2024	827	827
U.S. Treasury 2.00% 2024	76,627	77,537
U.S. Treasury 2.125% 2024	250,100	254,272
U.S. Treasury 2.125% 20249	72,100	73,331
U.S. Treasury 2.125% 2024	72,100	73,328
U.S. Treasury 2.125% 2024	42,366	43,078
U.S. Treasury 2.25% 2024	65,000	66,420
U.S. Treasury 2.75% 2025	132,000	138,692
U.S. Treasury 2.875% 20259	96,200	101,972
U.S. Treasury 2.875% 2025	72,100	76,308
U.S. Treasury 2.125% 2026	36,642	37,253
U.S. Treasury 2.25% 20269	198,389	203,287
U.S. Treasury 2.375% 2026	67,586	69,796
U.S. Treasury 2.25% 20279	120,200	123,007
U.S. Treasury 2.25% 20279	72,100	73,858
U.S. Treasury 6.125% 20279	24,000	31,744
U.S. Treasury 2.875% 2028	48,100	51,670
U.S. Treasury 2.375% 2029	17,000	17,563

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Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.875% 2049	$85,454	$91,583
U.S. Treasury 3.00% 20499	332,286	364,601
		2,509,373
U.S. Treasury inflation-protected securities 4.73%
U.S. Treasury Inflation-Protected Security 0.375% 202510	54,975	55,644
U.S. Treasury Inflation-Protected Security 0.375% 20279,10	156,675	158,351
U.S. Treasury Inflation-Protected Security 0.50% 20289,10	152,451	131,785
U.S. Treasury Inflation-Protected Security 0.75% 20289,10	72,378	75,527
U.S. Treasury Inflation-Protected Security 1.00% 204910	68,791	72,945
		494,252
Total U.S. Treasury bonds & notes		3,003,625
Mortgage-backed obligations 26.15% Federal agency mortgage-backed obligations 26.02%
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A1, 3.613% 20482,5,11	1,679	1,721
Bunker Hill Loan Depositary Trust, Series 2019-1, Class A3, 3.919% 20482,5,11	2,501	2,529
Fannie Mae 6.00% 203711	73	80
Fannie Mae Pool #976945 5.50% 202311	327	336
Fannie Mae Pool #MA1892 3.00% 202411	289	295
Fannie Mae Pool #AB1068 4.50% 202511	274	287
Fannie Mae Pool #AS6695 3.00% 202611	500	510
Fannie Mae Pool #BM3584 3.00% 202611	448	459
Fannie Mae Pool #256133 4.50% 202611	205	214
Fannie Mae Pool #AS8018 3.00% 203111	114	117
Fannie Mae Pool #BO0119 3.00% 203211	7,338	7,503
Fannie Mae Pool #BK7373 3.00% 203311	5,109	5,211
Fannie Mae Pool #BK7383 3.00% 203311	4,852	4,949
Fannie Mae Pool #BK7434 3.00% 203311	4,682	4,776
Fannie Mae Pool #BK7388 3.00% 203311	4,631	4,732
Fannie Mae Pool #MA3409 3.00% 203311	1,441	1,470
Fannie Mae Pool #BK9015 3.00% 203311	548	559
Fannie Mae Pool #BK9694 3.00% 203311	519	529
Fannie Mae Pool #MA3516 3.00% 203311	112	115
Fannie Mae Pool #BN3421 3.00% 203411	6,871	7,009
Fannie Mae Pool #BN3414 3.00% 203411	4,933	5,032
Fannie Mae Pool #BO0122 3.00% 203411	3,095	3,158
Fannie Mae Pool #BN3418 3.00% 203411	1,000	1,020
Fannie Mae Pool #924866 4.265% 20375,11	770	792
Fannie Mae Pool #945680 6.00% 203711	975	1,103
Fannie Mae Pool #889982 5.50% 203811	2,105	2,313
Fannie Mae Pool #988588 5.50% 203811	348	378
Fannie Mae Pool #AB1297 5.00% 204011	433	474
Fannie Mae Pool #AH9479 5.00% 204111	2,547	2,747
Fannie Mae Pool #AH8144 5.00% 204111	2,469	2,684
Fannie Mae Pool #AI1862 5.00% 204111	1,906	2,099
Fannie Mae Pool #AI3510 5.00% 204111	1,275	1,404
Fannie Mae Pool #AJ0704 5.00% 204111	1,016	1,119
Fannie Mae Pool #AJ5391 5.00% 204111	670	738
Fannie Mae Pool #AS4536 3.50% 204511	146	151
Fannie Mae Pool #AS6127 3.50% 204511	127	131
Fannie Mae Pool #AZ3904 4.00% 204511	175	183
Fannie Mae Pool #AL8522 3.50% 204611	2,147	2,236

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Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #AS6467 3.50% 204611	$89	$92
Fannie Mae Pool #BD1968 4.00% 204611	3,057	3,203
Fannie Mae Pool #BE0592 4.00% 204611	1,282	1,331
Fannie Mae Pool #BD5477 4.00% 204611	609	637
Fannie Mae Pool #MA3147 3.00% 204711	10,349	10,450
Fannie Mae Pool #CA0377 3.00% 204711	2,172	2,196
Fannie Mae Pool #MA3210 3.50% 204711	89,746	92,447
Fannie Mae Pool #CA0858 3.50% 204711	63,102	64,928
Fannie Mae Pool #CA0770 3.50% 204711	18,893	19,433
Fannie Mae Pool #BJ2524 3.50% 204711	12,504	12,877
Fannie Mae Pool #BJ1910 3.50% 204711	9,922	10,214
Fannie Mae Pool #CA0487 3.50% 204711	244	251
Fannie Mae Pool #CA0706 4.00% 204711	561	587
Fannie Mae Pool #MA3058 4.00% 204711	244	254
Fannie Mae Pool #CA2690 3.00% 204811	9,194	9,293
Fannie Mae Pool #BJ3790 3.50% 204811	2,928	3,013
Fannie Mae Pool #CA2622 3.50% 204811	752	770
Fannie Mae Pool #MA3276 3.50% 204811	27	28
Fannie Mae Pool #MA3495 4.00% 204811	98,127	101,419
Fannie Mae Pool #MA3443 4.00% 204811	20,117	20,792
Fannie Mae Pool #MA3467 4.00% 204811	9,436	9,758
Fannie Mae Pool #BK4764 4.00% 204811	7,027	7,296
Fannie Mae Pool #BK7608 4.00% 204811	5,647	5,862
Fannie Mae Pool #BM2007 4.00% 204811	1,970	2,043
Fannie Mae Pool #BJ0639 4.00% 204811	1,242	1,292
Fannie Mae Pool #BJ9256 4.00% 204811	947	984
Fannie Mae Pool #MA3384 4.00% 204811	835	868
Fannie Mae Pool #BK0920 4.00% 204811	812	843
Fannie Mae Pool #BN0594 4.00% 204811	546	567
Fannie Mae Pool #BJ9169 4.00% 204811	444	462
Fannie Mae Pool #BJ5749 4.00% 204811	46	49
Fannie Mae Pool #BM4676 4.00% 204811	36	38
Fannie Mae Pool #BK9758 4.00% 204811	37	38
Fannie Mae Pool #CA3099 4.50% 204811	1,226	1,286
Fannie Mae Pool #BN0638 4.50% 204811	936	982
Fannie Mae Pool #MA3496 4.50% 204811	855	893
Fannie Mae Pool #CA2642 4.50% 204811	400	419
Fannie Mae Pool #BN0877 4.50% 204811	215	225
Fannie Mae Pool #BN3309 4.50% 204811	94	98
Fannie Mae Pool #BN7491 3.50% 204911	3,924	4,019
Fannie Mae Pool #BN6407 3.50% 204911	3,766	3,856
Fannie Mae Pool #BN7823 3.50% 204911	907	928
Fannie Mae Pool #BM5446 3.50% 204911	690	707
Fannie Mae Pool #CA3084 4.00% 204911	55,282	57,416
Fannie Mae Pool #CA2936 4.00% 204911	45,237	47,861
Fannie Mae Pool #BN6408 4.00% 204911	146	151
Fannie Mae Pool #MA3615 4.00% 204911	31	32
Fannie Mae Pool #MA3639 4.50% 204911	8,881	9,281
Fannie Mae Pool #CA2963 4.50% 204911	1,566	1,637
Fannie Mae, Series 2001-4, Class GA, 9.179% 20255,11	1	1
Fannie Mae, Series 2001-50, Class BA, 7.00% 204111	14	16
Fannie Mae, Series 2002-W3, Class A5, 7.50% 204111	26	31
Fannie Mae, Series 2002-W1, Class 2A, 5.731% 20425,11	37	40
Freddie Mac 5.50% 203311	110	120

American Funds Insurance Series — Bond Fund — Page 116 of 176

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Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 5.50% 203811	$116	$127
Freddie Mac 5.50% 203811	90	99
Freddie Mac 5.50% 203911	171	186
Freddie Mac 4.50% 204011	414	445
Freddie Mac 5.50% 204011	644	701
Freddie Mac 4.50% 204111	454	488
Freddie Mac 5.50% 204111	929	1,017
Freddie Mac 3.50% 204511	31,622	33,035
Freddie Mac 3.00% 204611	38,084	38,898
Freddie Mac 3.50% 204711	106,865	110,183
Freddie Mac 3.50% 204711	59,630	61,445
Freddie Mac 3.50% 204711	7,746	7,978
Freddie Mac 4.00% 204711	3,310	3,454
Freddie Mac 3.50% 204811	33,259	34,326
Freddie Mac 3.50% 204811	32,195	33,421
Freddie Mac 3.50% 204811	972	1,005
Freddie Mac 4.00% 204811	58,441	60,493
Freddie Mac 4.00% 204811	48,918	50,811
Freddie Mac 4.00% 204811	16,646	17,232
Freddie Mac 4.00% 204811	8,135	8,413
Freddie Mac 4.00% 204811	5,886	6,113
Freddie Mac 4.00% 204811	2,311	2,401
Freddie Mac 4.00% 204911	96	99
Freddie Mac Pool #ZK3581 3.00% 202111	155	158
Freddie Mac Pool #ZS8715 3.00% 203311	3,000	3,060
Freddie Mac Pool #ZT1931 3.00% 203311	500	511
Freddie Mac Pool #ZT2019 3.00% 203411	4,272	4,358
Freddie Mac Pool #SB8000 3.00% 203411	2,215	2,259
Freddie Mac Pool #ZT1871 3.00% 203411	873	891
Freddie Mac Pool #ZT1798 3.00% 203411	500	510
Freddie Mac Pool #G08799 3.00% 204811	61,148	61,734
Freddie Mac, Series 3061, Class PN, 5.50% 203511	120	136
Freddie Mac, Series 3318, Class JT, 5.50% 203711	302	331
Freddie Mac, Series K716, Class A2, Multi Family, 3.13% 202111	6,575	6,676
Freddie Mac, Series K020, Class A2, Multi Family, 2.373% 202211	4,300	4,333
Freddie Mac, Series K718, Class A2, Multi Family, 2.791% 202211	9,240	9,377
Freddie Mac, Series 3146, Class PO, principal only, 0% 203611	268	235
Freddie Mac, Series 3156, Class PO, principal only, 0% 203611	244	216
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 205811	3,881	4,030
Government National Mortgage Assn. 4.50% 204911	81,214	84,946
Government National Mortgage Assn. 4.50% 204911	9,057	9,475
Government National Mortgage Assn. 5.00% 204911	85,429	89,745
Government National Mortgage Assn. 5.00% 204911	3,748	3,936
Government National Mortgage Assn. 5.00% 204911	2,126	2,224
Government National Mortgage Assn. 5.00% 204911,12	1,115	1,166
Government National Mortgage Assn. Pool #MA5653 5.00% 204811	41,163	43,067
Government National Mortgage Assn. Pool #MA5876 4.00% 204911	118,347	122,793
Government National Mortgage Assn. Pool #MA5986 4.00% 204911	25,266	26,332
Government National Mortgage Assn. Pool #MA5931 4.00% 204911	4,026	4,192
Government National Mortgage Assn. Pool #MA5932 4.50% 204911	49,883	52,303
Government National Mortgage Assn. Pool #MA5711 4.50% 204911	24,533	25,677
Government National Mortgage Assn. Pool #MA5877 4.50% 204911	768	802
Government National Mortgage Assn. Pool #MA5878 5.00% 204911	42,311	44,451
Government National Mortgage Assn. Pool #MA5933 5.00% 204911	9,404	9,898

American Funds Insurance Series — Bond Fund — Page 117 of 176

unaudited

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. Pool #MA5988 5.00% 204911	$5,002	$5,257
Uniform Mortgage-Backed Security 3.00% 203411	325,469	331,802
Uniform Mortgage-Backed Security 3.50% 203411	575	594
Uniform Mortgage-Backed Security 3.00% 204911	132,220	133,298
Uniform Mortgage-Backed Security 3.50% 204911	121,550	124,237
Uniform Mortgage-Backed Security 3.50% 204911,12	69,197	70,709
Uniform Mortgage-Backed Security 4.00% 204911	167,704	173,302
Uniform Mortgage-Backed Security 4.50% 204911	140,648	146,980
Uniform Mortgage-Backed Security 5.00% 204911	49,800	52,637
		2,716,485
Collateralized mortgage-backed obligations (privately originated) 0.12%
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 20692,3,11	5,000	5,058
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 20692,11	4,199	4,397
Starwood Mortgage Residential Trust, Series 2019-IMC1, Class A1, 3.468% 20492,5,11	3,302	3,356
		12,811
Commercial mortgage-backed securities 0.01%
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 20262,11	418	441
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 20405,11	65	65
		506
Total mortgage-backed obligations		2,729,802
Bonds & notes of governments & government agencies outside the U.S. 5.58%
Dominican Republic 5.95% 20272	8,100	8,758
Greece (Hellenic Republic of) 3.45% 2024	€19,500	24,384
Italy (Republic of) 0.95% 2023	45,000	51,138
Italy (Republic of) 1.50% 2025	33,327	37,970
Italy (Republic of) 2.10% 2026	36,200	42,322
Italy (Republic of) 2.00% 2028	10,500	12,149
Japan, Series 20, 0.10% 202510	¥11,441,250	109,583
Portuguese Republic 5.125% 2024	$24,775	27,758
Portuguese Republic 5.65% 2024	€20,000	28,900
PT Indonesia Asahan Aluminium Tbk 5.23% 20212	$1,862	1,964
PT Indonesia Asahan Aluminium Tbk 5.71% 20232	1,020	1,120
Qatar (State of) 3.375% 20242	2,500	2,587
Qatar (State of) 4.50% 20282	5,100	5,714
Qatar (State of) 4.00% 20292	1,206	1,302
Qatar (State of) 5.103% 20482	3,400	4,059
Qatar (State of) 4.817% 20492	2,500	2,872
Saudi Arabia (Kingdom of) 2.875% 20232	2,200	2,229
Saudi Arabia (Kingdom of) 4.00% 20252	2,905	3,096
Saudi Arabia (Kingdom of) 3.628% 20272	5,000	5,160
Saudi Arabia (Kingdom of) 3.625% 20282	11,435	11,766
United Mexican States 3.60% 2025	11,500	11,793
United Mexican States, Series M, 6.50% 2021	MXN3,132,700	160,275
United Mexican States, Series M, 5.75% 2026	527,500	25,014
		581,913

American Funds Insurance Series — Bond Fund — Page 118 of 176

unaudited

Bonds, notes & other debt instruments (continued) Municipals 1.96% Illinois 1.73%	Principal amount (000)	Value (000)
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 2039	$29,010	$31,087
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 2040	8,590	9,341
G.O. Bonds, Pension Funding, Series 2003, 4.95% 2023	23,616	24,724
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033	90,885	95,786
G.O. Bonds, Series 2013-B, 3.65% 2020	1,825	1,835
G.O. Bonds, Series 2013-B, 4.11% 2022	750	765
G.O. Bonds, Series 2013-B, 4.31% 2023	2,125	2,172
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.65% 2020	250	255
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.85% 2022	2,370	2,530
G.O. Bonds, Taxable Build America Bonds, Series 2010-2, 5.95% 2023	3,210	3,460
G.O. Bonds, Taxable Build America Bonds, Series 2010-3, 5.727% 2020	2,400	2,452
G.O. Bonds, Taxable Build America Bonds, Series 2010-5, 6.20% 2021	5,838	6,021
		180,428
Florida 0.14%
Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 2.995% 2020	14,400	14,495
California 0.07%
G.O. Bonds, Series 2009, 7.50% 2034	2,100	3,173
High-Speed Passenger Train G.O. Rev. Ref. Bonds, Series 2017-A, 2.367% 2022	3,775	3,820
		6,993
New Jersey 0.02%
Econ. Dev. Auth., School Facs. Construction Rev. Ref. Bonds, Series 2015-YY, 4.447% 2020	2,500	2,542
Total municipals		204,458
Asset-backed obligations 1.90%
AmeriCredit Automobile Receivables Trust, Series 2017-1, Class C, 2.71% 202211	5,970	5,992
AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.89% 202211	1,985	1,989
CarMaxAuto Owner Trust, Series 2019-2, Class C, 3.16% 202511	400	408
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A2, 5.234% 202311	418	422
CPS Auto Receivables Trust, Series 2017-B, Class C, 2.92% 20222,11	5,700	5,703
CPS Auto Receivables Trust, Series 2019-B, Class C, 3.35% 20242,11	835	847
CPS Auto Receivables Trust, Series 2019-B, Class D, 3.69% 20252,11	3,045	3,093
Drive Auto Receivables Trust, Series 2017-BA, Class C, 2.61% 20212,11	1,451	1,453
Drive Auto Receivables Trust, Series 2016-CA, Class C, 3.02% 20212,11	622	623
Drive Auto Receivables Trust, Series 2017-1, Class C, 2.84% 202211	5,094	5,098
Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98% 20222,11	3,646	3,650
Drive Auto Receivables Trust, Series 2017-2, Class C, 2.75% 202311	1,686	1,687
Drive Auto Receivables Trust, Series 2019-2, Class B, 3.17% 202311	2,480	2,517
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 202511	4,910	4,936
Drive Auto Receivables Trust, Series 2019-2, Class C, 3.42% 202511	4,665	4,755
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 202611	4,020	4,043
Drivetime Auto Owner Trust, Series 2017-1A, Class C, 2.70% 20222,11	1,937	1,937
Drivetime Auto Owner Trust, Series 2017-4A, Class C, 2.86% 20232,11	3,233	3,234
Drivetime Auto Owner Trust, Series 2017-3A, Class C, 3.01% 20232,11	5,475	5,479
Drivetime Auto Owner Trust, Series 2019-2A, Class C, 3.18% 20252,11	2,565	2,592
Drivetime Auto Owner Trust, Series 2019-2A, Class D, 3.48% 20252,11	4,250	4,328
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.13% 20222,11	3,380	3,375
Exeter Automobile Receivables Trust, Series 2015-1A, Class C, 4.10% 20202,11	572	573
Exeter Automobile Receivables Trust, Series 2015-3A, Class C, 4.83% 20212,11	515	518
Exeter Automobile Receivables Trust, Series 2017-3A, Class B, 2.81% 20222,11	8,100	8,133
Exeter Automobile Receivables Trust, Series 2019-2, Class B, 3.06% 20232,11	3,140	3,171

American Funds Insurance Series — Bond Fund — Page 119 of 176

unaudited

Bonds, notes & other debt instruments (continued) Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30% 20242,11	$2,500	$2,542
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 20252,11	6,000	6,129
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 20302,11	17,675	18,529
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 20302,11	1,500	1,570
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 20312,11	31,410	32,401
GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class B, 2.57% 202311	520	524
GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class C, 2.77% 202311	360	363
Home Equity Mortgage Trust, Series 2006-6, Class 2A1, (1-month USD-LIBOR + 0.10%) 2.604% 20375,11	1,343	88
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 20592,5,11	2,013	2,030
Santander Drive Auto Receivables Trust, Series 2016-3, Class C, 2.46% 202211	654	654
Santander Drive Auto Receivables Trust, Series 2017-1, Class C, 2.58% 202211	11,605	11,604
Santander Drive Auto Receivables Trust, Series 2017-3, Class C, 2.76% 202211	3,955	3,965
Santander Drive Auto Receivables Trust, Series 2016-1, Class C, 3.09% 202211	4,091	4,094
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.61% 202511	3,110	3,156
Social Professional Loan Program LLC, Series 2015-C, Class A2, 2.51% 20332,11	1,440	1,444
Verizon Owner Trust, Series 2016-1A, Class A, 1.42% 20212,11	40	40
Verizon Owner Trust, Series 2017-1A, Class A, 2.06% 20212,11	12,412	12,396
Verizon Owner Trust, Series 2017-1A, Class B, 2.45% 20212,11	1,500	1,501
Verizon Owner Trust, Series 2017-1A, Class C, 2.65% 20212,11	2,000	2,004
Verizon Owner Trust, Series 2017-3A, Class A1A, 2.06% 20222,11	4,735	4,736
Verizon Owner Trust, Series 2017-3A, Class B, 2.38% 20222,11	2,450	2,458
Voya Ltd., CLO, Series 2014-3A, Class A1R, (3-month USD-LIBOR + 0.72%) 3.30% 20262,5,11	3,677	3,669
Westlake Automobile Receivables Trust, Series 2017-1A, Class C, 2.70% 20222,11	1,988	1,989
		198,442
Federal agency bonds & notes 0.12%
Fannie Mae 2.125% 2026	11,910	12,020
Total bonds, notes & other debt instruments (cost: $9,922,830,000)		10,215,234
Common stocks 0.00% Energy 0.00%	Shares
Tribune Resources, Inc.3,13	83,079	218
Information technology 0.00%
Corporate Risk Holdings I, Inc.3,13,14	70,193	9
Communication services 0.00%
Adelphia Recovery Trust, Series ACC-13,13,14	2,409,545	1
Total common stocks (cost: $605,000)		228
Rights & warrants 0.00% Energy 0.00%
Tribune Resources, Inc., Class A, warrants, expire 20233,13,14	112,665	19
Tribune Resources, Inc., Class B, warrants, expire 20233,13,14	87,629	10
Tribune Resources, Inc., Class C, warrants, expire 20233,13,14	17,050	2
Ultra Petroleum Corp., warrants, expire 202513	8,750	—8
Total rights & warrants (cost: $18,000)		31

American Funds Insurance Series — Bond Fund — Page 120 of 176

unaudited

Short-term securities 10.42% Money market investments 9.91%	Shares	Value (000)
Capital Group Central Cash Fund	10,350,250	$1,034,921
Other short-term securities 0.51%	Principal amount (000)
Italian Treasury Bill 0.53% due 8/14/2019	€46,400	52,775
Total short-term securities (cost: $1,088,623,000)		1,087,696
Total investment securities 108.28% (cost: $11,012,076,000)		11,303,189
Other assets less liabilities (8.28)%		(863,942)
Net assets 100.00%		$10,439,247

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount15 (000)	Value at 6/30/201916 (000)	Unrealized appreciation (depreciation) at 6/30/2019 (000)
90 Day Euro Dollar Futures	Long	5,350	September 2019	$1,337,500	$1,310,683	$1,392
90 Day Euro Dollar Futures	Short	5,350	September 2020	(1,337,500)	(1,316,702)	(815)
2 Year U.S. Treasury Note Futures	Long	16,013	October 2019	3,202,600	3,445,672	24,185
5 Year Euro-Bobl Futures	Short	1,840	September 2019	€(184,000)	(281,284)	(1,006)
5 Year U.S. Treasury Note Futures	Long	12,439	October 2019	$1,243,900	1,469,746	12,843
10 Year Euro-Bund Futures	Short	1,572	September 2019	€(157,200)	(308,776)	(3,162)
10 Year U.S. Treasury Note Futures	Long	798	September 2019	$79,800	102,119	1,994
10 Year Ultra U.S. Treasury Note Futures	Short	2,081	September 2019	(208,100)	(287,438)	(7,156)
30 Year Euro-Buxl Futures	Long	270	September 2019	€27,000	62,294	2,143
30 Year Ultra U.S. Treasury Bond Futures	Long	973	September 2019	$97,300	172,768	7,572
						$37,990

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 6/30/2019 (000)
Purchases (000)	Sales (000)
USD14,098	EUR12,500	Bank of America, N.A.	7/10/2019	$(131)
USD120,688	MXN2,400,000	Citibank	7/15/2019	(3,999)
USD61,551	MXN1,220,000	Goldman Sachs	7/16/2019	(1,821)
USD13,045	MXN252,000	HSBC Bank	7/17/2019	(43)
USD67,440	JPY7,300,000	Bank of America, N.A.	7/17/2019	(372)
USD137,941	EUR121,575	Bank of America, N.A.	7/17/2019	(526)
KRW120,000,000	USD101,502	Citibank	7/19/2019	2,492
USD13,358	JPY1,445,000	Citibank	7/19/2019	(67)
USD4,048	EUR3,580	Morgan Stanley	7/22/2019	(31)
USD31,777	JPY3,430,000	JPMorgan Chase	7/25/2019	(106)
USD13,450	EUR11,970	JPMorgan Chase	7/25/2019	(192)
USD42,575	EUR37,600	Morgan Stanley	7/25/2019	(279)
USD54,526	EUR46,000	Bank of America, N.A.	8/14/2019	2,014
				$(3,061)

American Funds Insurance Series — Bond Fund — Page 121 of 176

unaudited

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation (depreciation) at 6/30/2019 (000)
U.S. EFFR	2.0275%	9/18/2019	$6,105,900	$10	$—	$10
3-month USD-LIBOR	2.18075%	3/29/2024	31,600	(627)	—	(627)
3-month USD-LIBOR	2.194%	3/29/2024	31,900	(652)	—	(652)
3-month USD-LIBOR	2.21875%	3/29/2024	33,500	(723)	—	(723)
3-month USD-LIBOR	2.3105%	5/3/2024	275,590	(7,133)	—	(7,133)
6-month EURIBOR	0.9852%	10/17/2024	€25,000	(1,821)	—	(1,821)
6-month JPY-LIBOR	0.0875%	3/10/2026	¥11,100,000	(1,169)	—	(1,169)
6-month JPY-LIBOR	0.58295%	3/23/2046	2,000,000	(1,059)	—	(1,059)
0.64355%	6-month JPY-LIBOR	4/27/2046	2,000,000	1,356	—	1,356
					$—	$(11,818)

1	Step bond; coupon rate may change at a later date.
2	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,029,365,000, which represented 9.86% of the net assets of the fund.
3	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $5,406,000, which represented .05% of the net assets of the fund.
4	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $688,000, which represented less than .01% of the net assets of the fund.
5	Coupon rate may change periodically.
6	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
7	Scheduled interest and/or principal payment was not received.
8	Amount less than one thousand.
9	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $40,793,000, which represented .39% of the net assets of the fund.
10	Index-linked bond whose principal amount moves with a government price index.
11	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
12	Purchased on a TBA basis.
13	Security did not produce income during the last 12 months.
14	Value determined using significant unobservable inputs.
15	Notional amount is calculated based on the number of contracts and notional contract size.
16	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols
Auth. = Authority	ICE = Intercontinental Exchange, Inc.
CLO = Collateralized Loan Obligations	JPY/¥ = Japanese yen
Dev. = Development	KRW = South Korean won
Econ. = Economic	LIBOR = London Interbank Offered Rate
EFFR = Effective Federal Funds Rate	MXN = Mexican pesos
EUR/€ = Euros	Ref. = Refunding
EURIBOR = Euro Interbank Offered Rate	Rev. = Revenue
Facs. = Facilities	TBA = To-be-announced
Fin. = Finance	USD/$ = U.S. dollars
G.O. = General Obligation

American Funds Insurance Series — Bond Fund — Page 122 of 176

Global Bond Fund

Investment portfolio

June 30, 2019

unaudited

Bonds, notes & other debt instruments 92.18% Euros 15.81%	Principal amount (000)	Value (000)
Allianz SE 4.75% (undated) (3-month EUR-EURIBOR + 3.60% on 10/24/2023)1	€4,200	$5,503
Altria Group, Inc. 1.00% 2023	1,020	1,187
Altria Group, Inc. 1.70% 2025	1,600	1,892
Altria Group, Inc. 2.20% 2027	1,600	1,920
Banque Centrale de Tunisie 6.75% 2023	2,295	2,687
Barclays Bank PLC 6.00% 2021	1,000	1,228
Barclays Bank PLC 6.625% 2022	1,070	1,404
CaixaBank, SA 3.50% 2027 (5-year EUR Mid-Swap + 3.35% on 2/15/2022)1	1,500	1,814
CaixaBank, SA 2.25% 2030 (EUR Annual (vs. 6-month EURIBOR) 5-year + 1.68% on 4/17/2025)1	2,400	2,753
Canada 3.50% 2020	2,500	2,906
Cote d’Ivoire (Republic of) 5.25% 2030	900	1,003
Deutsche Telekom International Finance BV 7.50% 2033	200	400
Egypt (Arab Republic of) 5.625% 2030	745	831
European Financial Stability Facility 0.40% 2025	6,000	7,099
European Financial Stability Facility 0.95% 2028	6,000	7,415
France (Republic of) 0.10% 20292	4,331	5,430
French Republic O.A.T. 2.00% 2048	1,490	2,182
Germany (Federal Republic of) 0.10% 20262	4,535	5,669
Germany (Federal Republic of) 0.25% 2029	6,420	7,714
Germany (Federal Republic of) 0.50% 20302	2,432	3,306
Germany (Federal Republic of) 1.25% 2048	2,950	4,282
Greece (Hellenic Republic of) 3.45% 2024	8,400	10,504
Greece (Hellenic Republic of) 3.375% 2025	9,060	11,313
Greece (Hellenic Republic of) 3.75% 2028	8,409	10,633
Greece (Hellenic Republic of) 3.875% 2029	20,475	26,152
Greece (Hellenic Republic of) 3.90% 2033	3,615	4,613
Greece (Hellenic Republic of) 4.00% 2037	3,770	4,849
Greece (Hellenic Republic of) 4.20% 2042	3,759	4,899
Groupe BPCE SA 4.625% 2023	1,200	1,590
Groupe BPCE SA 2.75% 2026 (5-year EUR Mid-Swap + 1.83% on 7/8/2021)1	4,000	4,787
Hungary 3.875% 2020	1,000	1,169
Intesa Sanpaolo SpA 6.625% 2023	510	691
Israel (State of) 1.50% 2029	1,600	1,961
Italy (Republic of) 1.35% 2022	3,225	3,732
Italy (Republic of) 0.10% 20232	23,422	26,058
Italy (Republic of) 1.85% 2024	18,500	21,630
Italy (Republic of) 2.80% 2028	31,305	38,212
Italy (Republic of) 3.10% 2040	11,800	14,097
Kazahkstan (Republic of) 1.55% 2023	1,245	1,490
Lloyds Banking Group PLC 6.50% 2020	1,090	1,297
Lloyds Banking Group PLC 1.75% 20281	2,400	2,734
Rabobank Nederland 2.50% 2026 (5-year EUR Mid-Swap + 1.40% on 5/26/2021)1	2,400	2,852
Republic of Latvia 1.875% 2049	2,745	3,477
Romania 2.875% 2029	3,893	4,914
Romania 3.50% 2034	835	1,048
Romania 3.875% 2035	2,810	3,673

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Bonds, notes & other debt instruments (continued) Euros (continued)	Principal amount (000)	Value (000)
Romania 3.375% 2038	€4,170	$5,130
Romania 4.125% 2039	1,550	2,024
Romania 4.625% 2049	11,663	16,063
Russian Federation 2.875% 2025	1,500	1,829
Russian Federation 2.875% 2025	1,500	1,829
Serbia (Republic of) 1.50% 2029	2,299	2,614
Spain (Kingdom of) 1.45% 2027	12,300	15,393
Spain (Kingdom of) 1.45% 2029	9,390	11,767
Takeda Pharmaceutical Co., Ltd. 2.25% 2026	2,275	2,868
Ukraine Government 6.75% 2026	3,119	3,766
UniCredit SpA 5.75% 20251	900	1,078
		341,361
Japanese yen 12.81%
Japan, Series 395, 0.10% 2020	¥3,702,000	34,491
Japan, Series 394, 0.10% 2020	237,000	2,207
Japan, Series 134, 0.10% 2022	550,000	5,162
Japan, Series 19, 0.10% 20242	2,431,026	23,227
Japan, Series 18, 0.10% 20242	1,962,616	18,687
Japan, Series 337, 0.30% 2024	1,038,750	9,935
Japan, Series 336, 0.50% 2024	800,000	7,733
Japan, Series 20, 0.10% 20252	681,390	6,526
Japan, Series 21, 0.10% 20262	990,873	9,543
Japan, Series 344, 0.10% 2026	605,000	5,760
Japan, Series 346, 0.10% 2027	3,125,000	29,797
Japan, Series 23, 0.10% 20282	1,996,522	19,340
Japan, Series 24, 0.10% 20292	1,611,175	15,616
Japan, Series 116, 2.20% 2030	1,735,000	20,128
Japan, Series 145, 1.70% 2033	2,210,000	25,311
Japan, Series 21, 2.30% 2035	720,000	9,047
Japan, Series 42, 1.70% 2044	911,900	11,254
Japan, Series 57, 0.80% 2047	589,050	6,124
Japan, Series 59, 0.70% 2048	539,000	5,467
Japan, Series 62, 0.50% 2049	1,179,000	11,329
		276,684
Chinese yuan renminbi 3.12%
China Development Bank Corp., Series 1814, 4.15% 2025	CNY70,000	10,452
China Development Bank Corp., Series 1806, 4.73% 2025	102,000	15,699
China Development Bank Corp., Series 1805, 4.04% 2028	33,000	4,881
China Development Bank Corp., Series 1805, 4.88% 2028	70,200	11,023
China Development Bank Corp., Series 1905, 3.48% 2029	177,300	25,300
		67,355
Mexican pesos 3.10%
Petróleos Mexicanos 7.19% 2024	MXN7,073	308
Petróleos Mexicanos 7.47% 2026	91,927	3,808
United Mexican States, Series M, 8.00% 2020	92,500	4,831
United Mexican States, Series M, 6.50% 2022	171,100	8,693
United Mexican States, Series M, 5.75% 2026	277,500	13,159
United Mexican States, Series M, 7.50% 2027	696,000	36,227
		67,026

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Bonds, notes & other debt instruments (continued) Danish kroner 2.12%	Principal amount (000)	Value (000)
Nykredit Realkredit AS, Series 01E, 1.50% 20373	DKr90,220	$14,267
Nykredit Realkredit AS, Series 01E, 2.00% 20373	20,099	3,220
Nykredit Realkredit AS, Series 01E, 1.50% 20403	167,906	26,449
Nykredit Realkredit AS, Series 01E, 2.50% 20473	11,576	1,850
		45,786
Indian rupees 1.84%
India (Republic of) 8.83% 2023	INR469,900	7,339
India (Republic of) 7.35% 2024	30,000	444
India (Republic of) 6.97% 2026	431,000	6,266
India (Republic of) 7.59% 2026	438,600	6,555
India (Republic of) 6.79% 2027	525,000	7,508
India (Republic of) 7.17% 2028	226,200	3,322
India (Republic of) 7.59% 2029	95,800	1,448
India (Republic of) 7.61% 2030	167,270	2,531
India (Republic of) 7.88% 2030	25,000	384
National Highways Authority of India 7.17% 2021	220,000	3,166
National Highways Authority of India 7.27% 2022	50,000	727
		39,690
Norwegian kroner 1.64%
Norway (Kingdom of) 3.75% 2021	NKr145,721	17,884
Norway (Kingdom of) 2.00% 2023	99,579	12,016
Norway (Kingdom of) 3.00% 2024	43,200	5,464
		35,364
British pounds 1.28%
France Télécom 5.375% 2050	£300	574
Lloyds Banking Group PLC 7.625% 2025	655	1,065
United Kingdom 2.25% 2023	1,550	2,103
United Kingdom 2.75% 2024	1,210	1,702
United Kingdom 4.25% 2027	2,800	4,580
United Kingdom 3.25% 2044	4,440	7,708
United Kingdom 3.50% 2045	890	1,618
United Kingdom 1.50% 2047	6,490	8,293
		27,643
South African rand 1.26%
South Africa (Republic of), Series R-214, 6.50% 2041	ZAR168,450	8,560
South Africa (Republic of), Series R-2044, 8.75% 2044	150,925	9,773
South Africa (Republic of), Series R-2048, 8.75% 2048	139,300	8,919
		27,252
Thai baht 1.06%
Thailand (Kingdom of) 2.125% 2026	THB257,750	8,487
Thailand (Kingdom of) 2.875% 2028	200,000	6,943
Thailand (Kingdom of) 3.30% 2038	201,000	7,390
		22,820
Indonesian rupiah 0.99%
Indonesia (Republic of), Series 64, 6.125% 2028	IDR18,142,000	1,184
Indonesia (Republic of), Series 78, 8.25% 2029	143,588,000	10,799
Indonesia (Republic of), Series 74, 7.50% 2032	43,000,000	2,963

American Funds Insurance Series — Global Bond Fund — Page 125 of 176

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Bonds, notes & other debt instruments (continued) Indonesian rupiah (continued)	Principal amount (000)	Value (000)
Indonesia (Republic of), Series 65, 6.625% 2033	IDR5,280,000	$341
Indonesia (Republic of), Series 68, 8.375% 2034	79,720,000	6,009
		21,296
Israeli shekels 0.95%
Israel (State of) 2.00% 2027	ILS28,300	8,297
Israel (State of) 5.50% 2042	29,300	12,331
		20,628
Polish zloty 0.95%
Poland (Republic of), Series 1021, 5.75% 2021	PLN45,080	13,216
Poland (Republic of), Series 0922, 5.75% 2022	24,500	7,378
		20,594
Chilean pesos 0.72%
Chile (Banco Central de) 4.00% 2023	CLP6,285,000	9,684
Chile (Banco Central de) 4.50% 2026	3,660,000	5,854
		15,538
Malaysian ringgits 0.59%
Malaysia (Federation of), Series 0316, 3.90% 2026	MYR1,250	308
Malaysia (Federation of), Series 0119, 3.906% 2026	23,700	5,861
Malaysia (Federation of), Series 0310, 4.498% 2030	25,120	6,482
		12,651
Brazilian reais 0.58%
Brazil (Federative Republic of) 0% 2021	BRL14,000	3,242
Brazil (Federative Republic of) 10.00% 2025	31,600	9,303
		12,545
Canadian dollars 0.54%
Canada 1.00% 2022	C$1,050	791
Canada 2.25% 2025	9,450	7,569
Canada 2.75% 2048	3,500	3,335
		11,695
Colombian pesos 0.53%
Colombia (Republic of), Series B, 6.25% 2025	COP35,436,000	11,464
Russian rubles 0.44%
Russian Federation 7.00% 2023	RUB120,000	1,883
Russian Federation 6.90% 2029	248,750	3,831
Russian Federation 8.50% 2031	82,440	1,424
Russian Federation 7.70% 2033	22,840	371
Russian Federation 7.25% 2034	121,920	1,901
		9,410
South Korean won 0.37%
South Korea (Republic of), Series 2712, 2.375% 2027	KRW8,658,930	7,956
Australian dollars 0.13%
Australia (Commonwealth of), Series 133, 5.50% 2023	A$3,335	2,737

American Funds Insurance Series — Global Bond Fund — Page 126 of 176

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Bonds, notes & other debt instruments (continued) Uruguayan pesos 0.10%	Principal amount (000)	Value (000)
Uruguay (Oriental Republic of) 8.50% 2028	UYU95,641	$2,277
Argentine pesos 0.10%
Argentine Republic 2.50% 20212	ARS122,815	1,860
Buenos Aires (City of) (Badlar Private Banks ARS Index + 3.75%) 47.438% 20284	13,568	264
		2,124
Dominican pesos 0.08%
Dominican Republic 9.75% 2026	DOP90,700	1,825
U.S. dollars 41.07%
Abbott Laboratories 2.90% 2021	$420	427
Abbott Laboratories 3.40% 2023	137	143
Abbott Laboratories 3.75% 2026	793	858
AbbVie Inc. 2.50% 2020	3,155	3,155
AbbVie Inc. 2.90% 2022	1,170	1,178
AbbVie Inc. 3.20% 2022	200	203
AbbVie Inc. 3.20% 2026	2,007	2,034
AbbVie Inc. 4.50% 2035	410	422
ACE INA Holdings Inc. 2.30% 2020	180	180
ACE INA Holdings Inc. 2.875% 2022	195	199
ACE INA Holdings Inc. 3.35% 2026	195	205
ACE INA Holdings Inc. 4.35% 2045	425	498
ADT Corp. 3.50% 2022	525	526
AES Corp. 5.50% 2025	250	260
Aetna Inc. 2.80% 2023	340	342
Alexandria Real Estate Equities, Inc. 2.75% 2020	180	180
Allergan PLC 3.00% 2020	2,820	2,829
Allergan PLC 3.80% 2025	2,809	2,916
Allergan PLC 4.75% 2045	130	134
Allison Transmission Holdings, Inc. 5.00% 20245	455	466
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.652% 20254,6	650	646
Altria Group, Inc. 4.50% 2043	191	182
Altria Group, Inc. 5.95% 2049	131	149
Amazon.com, Inc. 2.80% 2024	2,920	3,008
Amazon.com, Inc. 3.15% 2027	980	1,031
American Axle & Manufacturing Holdings, Inc. 6.50% 2027	475	476
American Campus Communities, Inc. 3.75% 2023	1,810	1,874
American Campus Communities, Inc. 4.125% 2024	1,195	1,261
American Energy (Permian Basin) (3-month USD-LIBOR + 6.50%) 9.076% 20194,5,7	150	41
American Energy (Permian Basin) 7.125% 20205,7	1,295	142
American Energy (Permian Basin) 7.375% 20215,7	340	37
Amgen Inc. 1.85% 2021	420	416
Anheuser-Busch InBev NV 4.15% 2025	2,230	2,415
Anheuser-Busch InBev NV 4.00% 2028	1,050	1,132
Anheuser-Busch InBev NV 4.75% 2029	1,975	2,239
Apple Inc. 2.50% 2022	1,200	1,214
Apple Inc. 3.35% 2027	1,075	1,130
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 9.33% 20254,6	80	81
Argentine Republic 6.875% 2021	3,575	3,148
Argentine Republic 7.50% 2026	2,200	1,857
Argentine Republic 6.875% 2048	1,695	1,261
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.911% 20234,6,8	210	205

American Funds Insurance Series — Global Bond Fund — Page 127 of 176

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Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Associated Materials, LLC 9.00% 20245	$1,069	$1,018
AstraZeneca PLC 3.50% 2023	2,700	2,817
AT&T Inc. 4.25% 2027	3,775	4,044
Autoridad del Canal de Panama 4.95% 20355	1,000	1,115
Avis Budget Group, Inc. 5.50% 2023	740	757
B&G Foods, Inc. 4.625% 2021	50	50
B&G Foods, Inc. 5.25% 2025	225	228
Bank of America Corp. 2.625% 2020	1,550	1,556
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)1	1,400	1,451
Bayer AG 3.375% 20245	840	844
Bayer US Finance II LLC 3.875% 20235	900	933
Bayer US Finance II LLC 4.25% 20255	203	215
Bayerische Motoren Werke AG 2.95% 20225	3,675	3,730
Becton, Dickinson and Co. 2.675% 2019	353	353
Becton, Dickinson and Co. 3.70% 2027	933	975
Brandywine Operating Partnership, LP 3.95% 2023	190	197
Bristol-Myers Squibb Co. 2.90% 20245	2,756	2,818
British American Tobacco International Finance PLC 2.75% 20205	530	531
British American Tobacco International Finance PLC 3.50% 20225	385	394
British American Tobacco PLC 3.557% 2027	1,545	1,539
British American Tobacco PLC 4.39% 2037	2,400	2,285
Brookfield Property REIT Inc. 5.75% 20265	350	362
Cablevision Systems Corp. 6.75% 2021	950	1,019
Calpine Corp. 5.25% 20265	510	521
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20235	825	844
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 20265	475	499
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	2,650	2,670
CDK Global Inc. 5.25% 20295	70	73
Centene Corp. 4.75% 2022	540	554
Centene Corp. 4.75% 2025	425	440
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A2, 5.234% 20233	119	120
CenturyLink, Inc. 6.75% 2023	800	865
CenturyLink, Inc. 7.50% 2024	250	277
CenturyLink, Inc., Series T, 5.80% 2022	325	340
CF Industries, Inc. 4.95% 2043	320	288
Chemours Co. 6.625% 2023	870	903
Chesapeake Energy Corp. 4.875% 2022	915	869
Chesapeake Energy Corp. 5.75% 2023	460	434
Chesapeake Energy Corp. 8.00% 2027	110	97
Cigna Corp. 3.40% 20215	750	765
Cigna Corp. 4.125% 20255	830	882
Citigroup Inc. 2.35% 2021	1,500	1,499
Cleveland-Cliffs Inc. 4.875% 20245	950	967
Cleveland-Cliffs Inc. 5.75% 2025	672	670
Cleveland-Cliffs Inc. 5.875% 20275	1,300	1,267
CMS Energy Corp. 5.05% 2022	392	417
CMS Energy Corp. 3.875% 2024	100	105
CMS Energy Corp. 3.00% 2026	1,200	1,204
Colombia (Republic of) 3.875% 2027	350	365
Colombia (Republic of) 4.50% 2029	1,165	1,274
Colombia (Republic of) 5.20% 2049	2,420	2,749
Columbia Pipeline Partners LP 3.30% 2020	85	86
Comcast Corp. 3.95% 2025	2,610	2,816
Compass Diversified Holdings 8.00% 20265	440	460
Comstock Resources, Inc. 9.75% 2026	450	348

American Funds Insurance Series — Global Bond Fund — Page 128 of 176

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Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Conagra Brands, Inc. 4.30% 2024	$2,380	$2,525
CONSOL Energy Inc. 5.875% 2022	1,889	1,842
Consolidated Energy Finance SA 6.50% 20265	185	185
Consumers Energy Co. 3.375% 2023	345	358
Continental Airlines, Inc., Series 2000-2, Class A1, 7.707% 2022	8	9
Continental Airlines, Inc., Series 2000-1, Class A1, 8.048% 2022	23	24
Convey Park Energy LLC 7.50% 20255	200	145
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 20343,5	1,385	1,418
Crédit Agricole SA 4.375% 20255	1,100	1,154
Cumulus Media New Holdings Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 6.91% 20224,6	249	248
CVR Partners, LP 9.25% 20235	200	210
CVS Health Corp. 2.80% 2020	430	431
CVS Health Corp. 3.125% 2020	1,000	1,004
CVS Health Corp. 3.35% 2021	520	527
CVS Health Corp. 3.50% 2022	430	442
CVS Health Corp. 3.70% 2023	710	733
CVS Health Corp. 4.10% 2025	670	707
CVS Health Corp. 4.30% 2028	778	821
CVS Health Corp. 5.05% 2048	716	763
DaimlerChrysler North America Holding Corp. 2.00% 20215	2,100	2,078
DaimlerChrysler North America Holding Corp. 2.875% 20215	2,275	2,287
DaimlerChrysler North America Holding Corp. 3.00% 20215	6,425	6,476
Danske Bank AS 2.70% 20225	1,400	1,404
DaVita HealthCare Partners Inc. 5.00% 2025	380	377
DCP Midstream Operating LP 4.95% 2022	390	406
Deutsche Telekom International Finance BV 1.95% 20215	575	569
Deutsche Telekom International Finance BV 2.82% 20225	1,675	1,690
Deutsche Telekom International Finance BV 4.375% 20285	890	970
Deutsche Telekom International Finance BV 9.25% 2032	1,930	2,960
Devon Energy Corp. 3.25% 2022	170	173
Diamond Offshore Drilling, Inc. 7.875% 2025	135	129
Diamond Offshore Drilling, Inc. 4.875% 2043	675	422
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 5.188% 20234,6	115	108
Diebold, Inc. 8.50% 2024	150	134
Dominican Republic 7.50% 20215	1,333	1,407
Dominican Republic 5.50% 20255	1,375	1,466
Dominican Republic 8.625% 20275	225	269
Dominican Republic 6.40% 20495	1,613	1,692
DP World Crescent 4.848% 20285	550	587
Duke Energy Corp. 3.75% 2024	550	581
Duke Energy Corp. 2.65% 2026	2,695	2,664
Duke Energy Progress, LLC 3.70% 2028	1,225	1,312
Dun & Bradstreet Corp. 6.875% 20265	205	217
Dun & Bradstreet Corp., Term Loan B, (3-month USD-LIBOR + 5.00%) 7.404% 20264,6	225	225
Egypt (Arab Republic of) 5.75% 2020	1,800	1,833
Egypt (Arab Republic of) 7.50% 20275	2,200	2,352
Electricité de France SA 4.875% 20385	795	906
EMD Finance LLC 2.40% 20205	1,485	1,484
EMD Finance LLC 2.95% 20225	225	227
EMD Finance LLC 3.25% 20255	2,950	3,013
Enbridge Energy Partners, LP 4.375% 2020	480	491
Enbridge Energy Partners, LP 5.20% 2020	1,175	1,195
Enbridge Inc. 4.00% 2023	600	631
Enbridge Inc. 4.25% 2026	655	712

American Funds Insurance Series — Global Bond Fund — Page 129 of 176

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Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Enbridge Inc. 3.70% 2027	$754	$779
Endo International PLC 5.75% 20225	1,155	1,014
Endo International PLC 6.00% 20251,5	200	135
Enel Finance International SA 2.75% 20235	5,000	4,988
Enel Finance International SA 3.625% 20275	2,375	2,387
Enel Finance International SA 3.50% 20285	1,800	1,775
Energy Transfer Partners, LP 4.00% 2027	1,490	1,536
Energy Transfer Partners, LP 4.20% 2027	110	114
Energy Transfer Partners, LP 6.00% 2048	70	80
Enersis Américas SA 4.00% 2026	650	673
Ensco PLC 7.75% 2026	525	394
Ensco PLC 5.75% 2044	430	249
Essex Portfolio LP 3.50% 2025	2,835	2,929
Essex Portfolio LP 3.375% 2026	885	905
Euramax International, Inc. 12.00% 20205	650	660
European Investment Bank 2.25% 2022	700	708
Exelon Corp. 3.497% 20221	525	538
Exelon Corp. 3.40% 2026	1,465	1,505
Extraction Oil & Gas, Inc. 5.625% 20265	400	325
Exxon Mobil Corp. 2.222% 2021	570	571
Fannie Mae Pool #AP7888 3.50% 20423	673	699
Fannie Mae Pool #AO4151 3.50% 20423	320	332
Fannie Mae Pool #AQ0770 3.50% 20423	215	224
Fannie Mae Pool #MA3495 4.00% 20483	2,960	3,060
Fannie Mae Pool #MA3443 4.00% 20483	141	146
Fannie Mae Pool #MA3692 3.50% 20493	22,180	22,706
Fannie Mae Pool #CA3084 4.00% 20493	34,920	36,268
Fannie Mae Pool #CA3129 4.00% 20493	34,051	35,365
Fannie Mae Pool #MA3693 4.00% 20493	7,250	7,518
Fannie Mae, Series 2012-M17, Class A2, Multi Family, 2.184% 20223	1,694	1,699
First Quantum Minerals Ltd. 7.25% 20235	875	855
First Quantum Minerals Ltd. 7.50% 20255	1,875	1,793
First Quantum Minerals Ltd. 6.875% 20265	525	489
FirstEnergy Corp. 3.90% 2027	3,915	4,110
FirstEnergy Corp. 3.50% 20285	645	655
FirstEnergy Corp. 4.85% 2047	380	432
Ford Motor Credit Co. 2.597% 2019	2,020	2,019
France Télécom 9.00% 20311	2,434	3,719
Freddie Mac Pool #2B7343 3.785% 20493,4	6,956	7,227
Freddie Mac, Series 3213, Class OG, principal only, 0% 20363	10	9
Freddie Mac, Series 3292, Class BO, principal only, 0% 20373	43	38
Freeport-McMoRan Inc. 3.55% 2022	1,275	1,280
Frontier Communications Corp. 10.50% 2022	125	85
Frontier Communications Corp. 11.00% 2025	3,265	2,041
FS Energy and Power Fund 7.50% 20235	325	331
General Mills, Inc. 3.20% 2021	455	462
Genesis Energy, LP 6.75% 2022	683	692
Genesis Energy, LP 6.50% 2025	150	147
Gogo Inc. 9.875% 20245	2,450	2,527
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)1	1,200	1,212
Goldman Sachs Group, Inc. 3.20% 2023	2,152	2,203
Goldman Sachs Group, Inc. 3.50% 2025	5,190	5,370
Goldman Sachs Group, Inc. 4.75% 2045	1,805	2,072
Government National Mortgage Assn. 4.50% 20493,9	629	656
Government National Mortgage Assn. 4.50% 20493,9	629	655

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Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. Pool #MA5987 4.50% 20493	$16,360	$17,108
Groupe BPCE SA 5.70% 20235	1,800	1,971
H.I.G. Capital, LLC 6.75% 20245	318	300
Halliburton Co. 3.80% 2025	870	913
Hanesbrands Inc. 4.625% 20245	85	89
Hanesbrands Inc. 4.875% 20265	350	365
Hardwoods Acquisition Inc. 7.50% 20215	228	140
Harris Corp. 2.70% 2020	155	155
HCA Inc. 5.875% 2023	250	272
HealthSouth Corp. 5.75% 2025	745	778
Hertz Global Holdings Inc. 7.375% 2021	100	100
Hertz Global Holdings Inc. 7.625% 20225	1,145	1,191
Holcim Ltd. 5.15% 20235	1,290	1,384
Honduras (Republic of) 8.75% 2020	2,155	2,314
HSBC Holdings PLC 3.033% 2023 (3-month USD-LIBOR + 0.923% on 11/12/2022)1	1,180	1,195
HSBC Holdings PLC 3.95% 2024 (3-month USD-LIBOR + 0.987% on 5/18/2023)1	305	319
HSBC Holdings PLC 4.292% 2026 (3-month USD-LIBOR + 1.348% on 9/12/2025)1	4,172	4,439
Humana Inc. 3.85% 2024	1,000	1,046
Husky Energy Inc. 7.25% 2019	250	255
Hyundai Capital America 2.55% 20205	2,580	2,576
Hyundai Capital America 3.25% 20225	250	253
Hyundai Capital Services Inc. 2.625% 20205	500	500
Hyundai Capital Services Inc. 3.75% 20235	2,450	2,522
Icahn Enterprises Finance Corp. 6.25% 2022	575	592
Imperial Tobacco Finance PLC 3.50% 20235	2,000	2,038
Indonesia (Republic of) 3.75% 2022	1,110	1,140
Indonesia (Republic of) 4.75% 2026	3,500	3,815
Inmarsat PLC 4.875% 20225	1,500	1,517
Intelsat Jackson Holding Co. 8.50% 20245	1,350	1,343
International Paper Co. 7.30% 2039	600	782
Intesa Sanpaolo SpA 5.017% 20245	3,270	3,280
Iraq (Republic of) 6.752% 20235	545	561
Jaguar Holding Co. 6.375% 20235	375	389
Jonah Energy LLC 7.25% 20255	200	98
Jordan (Hashemite Kingdom of) 5.75% 20275	1,035	1,051
JPMorgan Chase & Co. 2.55% 2021	6,039	6,053
JPMorgan Chase & Co. 2.604% 2021 (3-month USD-LIBOR + 0.28% on 2/1/2020)1	1,700	1,702
JPMorgan Chase & Co. 3.25% 2022	1,000	1,027
Keurig Dr Pepper Inc. 4.597% 2028	2,740	3,003
Keurig Dr Pepper Inc. 5.085% 2048	1,075	1,197
Korea Housing Finance Corp. 2.50% 20203,5	2,250	2,258
Korea Housing Finance Corp. 2.00% 20213,5	2,525	2,501
Kraft Heinz Co. 4.375% 2046	825	784
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.829% 20244,6	650	673
Kuwait (State of) 2.75% 20225	3,550	3,603
Liberty Global PLC 5.50% 20285	250	252
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 11.36% 2020 (100% PIK)4,6,10	843	624
Lima Metro Line 2 Finance Ltd. 5.875% 20345	2,000	2,132
Lima Metro Line 2 Finance Ltd. 5.875% 2034	1,370	1,461
Lockheed Martin Corp. 2.50% 2020	205	206
LSB Industries, Inc. 9.625% 20235	435	445
LSC Communications, Inc. 8.75% 20235	275	263
Mallinckrodt PLC 4.875% 20205	1,495	1,448
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 6.152% 20244,6	390	390
McDermott International, Inc. 10.625% 20245	225	211

American Funds Insurance Series — Global Bond Fund — Page 131 of 176

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Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
McDonald’s Corp. 3.35% 2023	$1,420	$1,474
MDC Partners Inc. 6.50% 20245	100	92
Medtronic, Inc. 3.50% 2025	3,500	3,713
Meritage Homes Corp. 5.125% 2027	375	382
Mexican Government 5.50% 2047	232	232
MGM Resorts International 7.75% 2022	200	224
Microsoft Corp. 2.40% 2026	2,688	2,702
Mineral Resources Ltd. 8.125% 20275	225	235
Molina Healthcare, Inc. 5.375% 2022	1,375	1,435
Molina Healthcare, Inc. 4.875% 20255	482	491
Morgan Stanley 4.431% 2030 (3-month USD-LIBOR + 1.628% on 1/23/2029)1	4,134	4,580
Morocco (Kingdom of) 5.50% 2042	3,100	3,537
Navient Corp. 5.50% 2023	2,170	2,238
Navient Corp. 6.125% 2024	175	180
Neon Holdings, Inc. 10.125% 20265	130	128
Nexstar Escrow Corp. 5.625% 20275	170	175
NGL Energy Partners LP 6.125% 2025	860	856
Niagara Mohawk Power Corp. 3.508% 20245	180	189
Nigeria (Republic of) 6.50% 20275	465	467
Noble Corp. PLC 7.95% 20251	150	110
Noble Corp. PLC 8.95% 20451	325	215
Norbord Inc. 5.75% 20275	420	425
Nova Chemicals Corp. 5.25% 20275	475	507
Odebrecht Drilling Norbe 7.72% 2026 (87.05% PIK)5,10	12	3
Oracle Corp. 2.65% 2026	2,327	2,339
Oracle Corp. 3.25% 2027	1,880	1,969
Owens & Minor, Inc. 3.875% 2021	725	625
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.94% 20254,6	358	299
Pacific Gas and Electric Co. 2.95% 20267	590	556
Pacific Gas and Electric Co. 3.30% 20277	659	629
Pacific Gas and Electric Co. 4.65% 20285,7	542	556
Pacific Gas and Electric Co. 6.35% 20387	1,566	1,785
Pacific Gas and Electric Co. 3.95% 20477	1,250	1,130
Pakistan (Islamic Republic of) 6.75% 2019	1,900	1,917
Pakistan (Islamic Republic of) 5.50% 20215	3,535	3,574
Pakistan (Islamic Republic of) 8.25% 2024	2,240	2,455
Panama (Republic of) 3.75% 20265	1,440	1,492
Panama (Republic of) 4.50% 2050	1,230	1,382
Par Pharmaceutical Companies Inc. 7.50% 20275	570	561
Paraguay (Republic of) 4.625% 2023	947	997
Paraguay (Republic of) 5.00% 2026	235	258
Paraguay (Republic of) 4.70% 20275	350	380
Paraguay (Republic of) 5.60% 20485	2,340	2,650
Peabody Energy Corp. 6.00% 20225	225	231
Pernod Ricard SA 4.45% 20225	730	764
Peru (Republic of) 5.625% 2050	280	386
Petróleos Mexicanos 4.875% 2022	250	250
Petróleos Mexicanos 6.35% 2048	927	799
PetSmart, Inc. 5.875% 20255	1,395	1,360
PetSmart, Inc. 8.875% 20255	1,515	1,466
PetSmart, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 5.33% 20224,6	718	683
Pisces Parent LLC 8.00% 20265	680	665
PNC Bank 2.40% 2019	1,225	1,225
PNC Bank 2.30% 2020	865	866
PNC Bank 2.60% 2020	275	276

American Funds Insurance Series — Global Bond Fund — Page 132 of 176

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Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Poland (Republic of) 4.00% 2024	$980	$1,056
Poland (Republic of) 3.25% 2026	4,590	4,860
Progress Energy, Inc. 7.75% 2031	150	210
Prologis, Inc. 4.25% 2023	2,075	2,219
PT Indonesia Asahan Aluminium Tbk 5.23% 20215	1,020	1,076
PT Indonesia Asahan Aluminium Tbk 5.71% 20235	385	423
Puget Energy, Inc. 6.50% 2020	335	354
Puget Energy, Inc. 6.00% 2021	1,023	1,093
Puget Energy, Inc. 5.625% 2022	480	515
Qatar (State of) 3.875% 20235	475	499
Qatar (State of) 4.50% 20285	3,205	3,591
Qatar (State of) 5.103% 20485	530	633
QGOG Constellation SA 9.50% 20245,7,10	2,164	1,039
R.R. Donnelley & Sons Co. 6.50% 2023	225	224
Rabobank Nederland 4.625% 2023	2,180	2,336
Rayonier Advanced Materials Inc. 5.50% 20245	425	366
Realogy Corp. 5.25% 20215	225	217
Realogy Corp. 4.875% 20235	430	389
Realogy Corp. 9.375% 20275	275	242
Reynolds American Inc. 3.25% 2020	640	644
Reynolds American Inc. 4.00% 2022	455	472
Reynolds American Inc. 4.45% 2025	2,115	2,243
Roche Holdings, Inc. 2.875% 20215	1,250	1,265
Rotech Healthcare Inc., Term Loan A, (3-month USD-LIBOR + 3.25%) 5.652% 20234,6,8,11	450	450
Ryerson Inc. 11.00% 20225	635	672
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	725	713
Santander Holdings USA, Inc. 4.45% 2021	3,750	3,900
Saudi Arabia (Kingdom of) 2.894% 20225	1,900	1,924
Saudi Arabia (Kingdom of) 3.628% 20275	1,900	1,961
Saudi Arabia (Kingdom of) 3.625% 20285	3,840	3,951
Scentre Group 3.50% 20255	210	215
Scentre Group 3.75% 20275	110	113
Schlumberger BV 4.00% 20255	935	990
Scientific Games Corp. 8.25% 20265	420	442
Shell International Finance BV 1.375% 2019	2,000	1,996
Shell International Finance BV 1.75% 2021	1,740	1,725
Shell International Finance BV 3.50% 2023	3,808	4,000
Shire PLC 1.90% 2019	2,000	1,997
Shire PLC 2.40% 2021	3,930	3,923
Shire PLC 2.875% 2023	818	826
Shire PLC 3.20% 2026	405	409
Sirius XM Radio Inc. 3.875% 20225	550	554
Sirius XM Radio Inc. 4.625% 20245	310	318
Skandinaviska Enskilda Banken AB 2.625% 2021	2,250	2,260
Skandinaviska Enskilda Banken AB 2.80% 2022	2,100	2,125
South Africa (Republic of) 5.50% 2020	1,900	1,933
Springleaf Finance Corp. 6.125% 2024	600	646
Sri Lanka (Democratic Socialist Republic of) 6.25% 2020	1,900	1,926
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	1,600	1,607
Staples, Inc. 7.50% 20265	1,500	1,495
Starwood Property Trust, Inc. 5.00% 2021	350	361
State Grid Overseas Investment Ltd. 3.50% 20275	5,600	5,802
Statoil ASA 3.70% 2024	1,950	2,075
Statoil ASA 4.25% 2041	1,000	1,117
Sunoco LP 4.875% 2023	130	133

American Funds Insurance Series — Global Bond Fund — Page 133 of 176

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Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Swiss Re Finance (Luxembourg) SA 5.00% 2049 (UST Yield Curve Rate T Note Constant Maturity 5-year + 3.582% on 4/2/2029)1,5	$800	$859
Takeda Pharmaceutical Co., Ltd. 3.80% 20205	1,625	1,655
Takeda Pharmaceutical Co., Ltd. 4.40% 20235	2,075	2,224
Talen Energy Corp. 10.50% 20265	105	105
Talen Energy Corp. 7.25% 20275	165	170
Team Health Holdings, Inc. 6.375% 20255	880	678
Teco Finance, Inc. 5.15% 2020	75	76
Teekay Corp. 9.25% 20225	520	529
Teekay Offshore Partners LP 8.50% 20235	550	544
Tenet Healthcare Corp. 4.75% 2020	175	177
Tenet Healthcare Corp. 6.00% 2020	430	445
Tenet Healthcare Corp. 4.375% 2021	925	943
Tenet Healthcare Corp. 4.50% 2021	825	840
Tenet Healthcare Corp. 4.625% 2024	396	402
Teva Pharmaceutical Finance Co. BV 2.20% 2021	380	362
Teva Pharmaceutical Finance Co. BV 2.80% 2023	1,721	1,497
Teva Pharmaceutical Finance Co. BV 6.00% 2024	1,430	1,354
Teva Pharmaceutical Finance Co. BV 3.15% 2026	2,420	1,888
Transocean Inc. 9.00% 20235	269	287
Trilogy International Partners, LLC 8.875% 20225	1,375	1,334
Tronox Ltd. 6.50% 20265	575	571
Turkey (Republic of) 7.00% 2020	1,800	1,843
Turkey (Republic of) 6.25% 2022	1,880	1,898
Turkey (Republic of) 7.25% 2023	1,085	1,123
Turkey (Republic of) 5.75% 2024	2,500	2,444
Twin River Worldwide Holdings, Inc. 6.75% 20275	25	26
U.S. Treasury 2.50% 2020	7,900	7,936
U.S. Treasury 2.625% 2023	6,900	7,119
U.S. Treasury 2.75% 2023	7,550	7,834
U.S. Treasury 1.875% 202412	9,400	9,447
U.S. Treasury 2.25% 2024	11,000	11,250
U.S. Treasury 2.75% 2025	10,140	10,673
U.S. Treasury 2.875% 2025	5,400	5,735
U.S. Treasury 2.25% 202712	9,000	9,210
U.S. Treasury 2.75% 202812	16,900	17,965
U.S. Treasury 2.875% 202812	19,850	21,308
U.S. Treasury 2.75% 204712	13,000	13,557
U.S. Treasury 3.00% 204812	8,325	9,120
U.S. Treasury 2.875% 2049	7,000	7,502
U.S. Treasury 3.00% 204912	9,680	10,621
U.S. Treasury Inflation-Protected Security 0.125% 20242	7,317	7,312
U.S. Treasury Inflation-Protected Security 0.625% 20242	23,959	24,398
U.S. Treasury Inflation-Protected Security 0.25% 20252	1,510	1,514
U.S. Treasury Inflation-Protected Security 0.375% 20252,12	5,926	5,998
U.S. Treasury Inflation-Protected Security 2.375% 20252,12	1,559	1,743
U.S. Treasury Inflation-Protected Security 0.875% 20292	73,149	77,117
U.S. Treasury Inflation-Protected Security 0.75% 20422	707	711
U.S. Treasury Inflation-Protected Security 0.625% 20432	1,334	1,297
U.S. Treasury Inflation-Protected Security 1.375% 20442,12	5,810	6,611
Ultra Petroleum Corp. 11.00% 202410	618	241
UniCredit SpA 3.75% 20225	1,750	1,771
UniCredit SpA 4.625% 20275	2,890	2,928
Uniform Mortgage-Backed Security 3.50% 20493,9	1,767	1,806
Uniform Mortgage-Backed Security 4.00% 20493	1,992	2,058

American Funds Insurance Series — Global Bond Fund — Page 134 of 176

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Bonds, notes & other debt instruments (continued) U.S. dollars (continued)	Principal amount (000)	Value (000)
Unisys Corp. 10.75% 20225	$325	$360
United Technologies Corp. 4.125% 2028	1,900	2,088
UnitedHealth Group Inc. 2.70% 2020	520	522
Univision Communications Inc. 5.125% 20235	450	442
Valeant Pharmaceuticals International, Inc. 6.125% 20255	1,350	1,380
Valeant Pharmaceuticals International, Inc. 9.00% 20255	110	123
Valeant Pharmaceuticals International, Inc. 9.25% 20265	1,095	1,228
Venator Materials Corp. 5.75% 20255	525	484
Veritas Holdings Ltd. 7.50% 20235	400	376
Verizon Communications Inc. 4.125% 2046	1,814	1,894
Vine Oil & Gas LP 8.75% 20235	175	115
Virgin Australia Holdings Ltd. 8.50% 20195	100	102
Vodafone Group PLC 4.375% 2028	200	216
Volkswagen Group of America Finance, LLC 2.45% 20195	545	545
Volkswagen Group of America Finance, LLC 3.875% 20205	1,900	1,940
Volkswagen Group of America Finance, LLC 4.00% 20215	1,900	1,961
Volkswagen Group of America Finance, LLC 4.25% 20235	2,400	2,527
Volkswagen Group of America Finance, LLC 4.625% 20255	1,280	1,391
Wal-Mart Stores, Inc. 2.85% 2024	1,655	1,709
Warrior Met Coal, Inc. 8.00% 20245	289	301
WEA Finance LLC 2.70% 20195	1,185	1,185
WEA Finance LLC 3.25% 20205	530	535
WEA Finance LLC 3.75% 20245	535	560
Weatherford International PLC 4.50% 2022	160	82
Weatherford International PLC 8.25% 2023	1,525	804
Weatherford International PLC 9.875% 2024	525	277
Weatherford International PLC 9.875% 2025	325	171
Weatherford International PLC 6.50% 2036	650	338
Westfield Corp. Ltd. 3.15% 20225	245	249
Williams Partners LP 4.125% 2020	375	382
Williams Partners LP 4.30% 2024	820	871
Wind Tre SpA 5.00% 20265	600	584
WM. Wrigley Jr. Co. 3.375% 20205	515	522
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 20235	868	869
Ziggo Bond Finance BV 5.50% 20275	850	869
Zimmer Holdings, Inc. 3.15% 2022	790	804
		886,879
Total bonds, notes & other debt instruments (cost: $1,927,787,000)		1,990,600
Convertible bonds 0.00% U.S. dollars 0.00%
Gogo Inc., convertible notes, 6.00% 20225	110	102
Total convertible bonds (cost: $110,000)		102
Convertible stocks 0.04% U.S. dollars 0.04%	Shares
Associated Materials, LLC, 14.00% convertible preferred 20208,11	850	847
Total convertible stocks (cost: $816,000)		847

American Funds Insurance Series — Global Bond Fund — Page 135 of 176

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Common stocks 0.03% U.S. dollars 0.03%	Shares	Value (000)
Tribune Resources, Inc.8,13	158,988	$417
Advanz Pharma Corp.13,14	9,130	151
Advanz Pharma Corp.13	6,028	100
Corporate Risk Holdings I, Inc.8,11,13	25,840	3
Cornerstone Building Brands Inc.13,14	9	—15
Total common stocks (cost: $1,862,000)		671
Rights & warrants 0.00% U.S. dollars 0.00%
Tribune Resources, Inc., Class A, warrants, expire 20238,11,13	53,128	9
Tribune Resources, Inc., Class B, warrants, expire 20238,11,13	41,322	5
Tribune Resources, Inc., Class C, warrants, expire 20238,11,13	39,060	3
Associated Materials, LLC, warrants, expire 20238,11,13	12,075	—15
Total rights & warrants (cost: $8,000)		17
Short-term securities 7.11% Other short-term securities 7.10%	Principal amount (000)
Argentinian Treasury Bills (16.29%)–2.81% due 4/30/2020–7/31/2020	ARS76,794	1,902
Egyptian Treasury Bills 14.91%–16.24% due 7/2/2019–12/17/2019	EGP138,700	7,860
Greek Treasury Bill 0.41% due 12/6/2019	€7,260	8,243
Japanese Treasury Bill (0.15%) due 8/19/2019	¥11,500,000	106,685
Nigerian Treasury Bills 12.34%–14.31% due 8/1/2019–3/5/2020	NGN6,627,000	17,608
United Kingdom Treasury Bills 0.72% due 10/14/2019–10/21/2019	£8,700	11,025
		153,323
Money market investments 0.01%	Shares
Capital Group Central Cash Fund	938	94
Total short-term securities (cost: $151,675,000)		153,417
Total investment securities 99.36% (cost: $2,082,258,000)		2,145,654
Other assets less liabilities 0.64%		13,727
Net assets 100.00%		$2,159,381

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount16 (000)	Value at 6/30/201917 (000)	Unrealized appreciation (depreciation) at 6/30/2019 (000)
90 Day Euro Dollar Futures	Long	1,113	September 2019	$278,250	$272,671	$249
90 Day Euro Dollar Futures	Short	1,113	September 2020	(278,250)	(273,923)	(183)
2 Year U.S. Treasury Note Futures	Short	803	October 2019	(160,600)	(172,789)	(460)
5 Year U.S. Treasury Note Futures	Long	982	October 2019	98,200	116,029	1,502
10 Year Euro-Bund Futures	Short	154	September 2019	€(15,400)	(30,249)	(336)
10 Year U.S. Treasury Note Futures	Long	202	September 2019	$20,200	25,850	609
20 Year U.S. Treasury Bond Futures	Long	98	September 2019	9,800	15,248	45
30 Year Euro-Buxl Futures	Long	42	September 2019	€4,200	9,690	333
30 Year Ultra U.S. Treasury Bond Futures	Short	55	September 2019	$(5,500)	(9,766)	(445)
						$1,314

American Funds Insurance Series — Global Bond Fund — Page 136 of 176

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Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 6/30/2019 (000)
Purchases (000)	Sales (000)
GBP18,800	USD23,982	Morgan Stanley	7/8/2019	$(95)
USD10,991	GBP8,725	Morgan Stanley	7/8/2019	(95)
EUR3,165	USD3,570	Bank of America, N.A.	7/10/2019	33
JPY764,987	USD7,103	HSBC Bank	7/10/2019	—15
USD1,295	MXN25,590	Morgan Stanley	7/10/2019	(36)
AUD3,740	USD2,561	Goldman Sachs	7/12/2019	66
THB77,700	USD2,526	HSBC Bank	7/12/2019	8
USD2,618	AUD3,740	Citibank	7/12/2019	(9)
GBP2,800	USD3,569	JPMorgan Chase	7/12/2019	(11)
USD2,482	THB77,700	HSBC Bank	7/12/2019	(52)
USD10,891	ILS39,170	Goldman Sachs	7/12/2019	(95)
EUR23,978	USD27,064	JPMorgan Chase	7/15/2019	240
INR818,000	USD11,758	Citibank	7/15/2019	67
USD7,058	CNH48,920	HSBC Bank	7/15/2019	(62)
USD11,531	INR818,000	Standard Chartered Bank	7/15/2019	(294)
AUD7,600	USD5,259	Morgan Stanley	7/16/2019	80
USD5,327	AUD7,600	Bank of America, N.A.	7/16/2019	(12)
USD1,441	CNH10,000	JPMorgan Chase	7/16/2019	(15)
GBP10,629	USD13,500	JPMorgan Chase	7/17/2019	13
EUR7,100	USD8,093	JPMorgan Chase	7/17/2019	(7)
USD1,832	EUR1,615	Bank of America, N.A.	7/17/2019	(7)
USD1,758	EUR1,565	JPMorgan Chase	7/17/2019	(24)
USD7,301	INR508,800	Standard Chartered Bank	7/18/2019	(51)
USD2,894	INR202,000	Standard Chartered Bank	7/19/2019	(25)
USD3,571	CNH24,770	Bank of America, N.A.	7/19/2019	(34)
USD7,980	BRL31,080	Citibank	7/19/2019	(98)
EUR17,600	USD19,900	Morgan Stanley	7/22/2019	154
CAD25,310	USD19,196	Citibank	7/22/2019	143
USD842	EUR745	Morgan Stanley	7/22/2019	(7)
USD4,298	INR299,650	Goldman Sachs	7/22/2019	(30)
EUR19,079	USD21,512	Goldman Sachs	7/23/2019	229
CLP23,504,000	USD34,402	JPMorgan Chase	7/24/2019	298
USD351	EUR310	Standard Chartered Bank	7/24/2019	(2)
USD1,392	EUR1,235	Goldman Sachs	7/24/2019	(15)
USD9,027	ILS32,500	Standard Chartered Bank	7/24/2019	(94)
EUR6,815	USD7,658	JPMorgan Chase	7/25/2019	109
USD6,287	CNH43,100	Standard Chartered Bank	7/25/2019	14
THB32,900	USD1,070	HSBC Bank	7/25/2019	4
THB25,000	USD813	UBS AG	7/25/2019	3
THB186,700	USD6,091	Bank of America, N.A.	7/25/2019	1
USD5,142	INR360,000	JPMorgan Chase	7/25/2019	(55)
USD7,831	THB244,600	HSBC Bank	7/25/2019	(150)
EUR15,210	USD17,233	Bank of America, N.A.	7/26/2019	103
USD63,123	JPY6,779,504	UBS AG	7/26/2019	101
SEK178,500	USD19,216	Citibank	7/26/2019	48
USD2,985	MYR12,410	HSBC Bank	7/26/2019	(17)
CAD24,850	USD18,908	HSBC Bank	7/29/2019	83
GBP5,380	USD6,832	Bank of America, N.A.	8/5/2019	13
CHF1,000	USD1,023	Morgan Stanley	8/5/2019	5
JPY1,669,300	USD15,583	Morgan Stanley	8/5/2019	(54)
USD835	INR58,300	JPMorgan Chase	8/6/2019	(5)

American Funds Insurance Series — Global Bond Fund — Page 137 of 176

unaudited

Forward currency contracts  (continued)

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 6/30/2019 (000)
Purchases (000)	Sales (000)
USD27,475	CNH189,020	JPMorgan Chase	8/6/2019	$(33)
NOK64,000	USD7,304	HSBC Bank	8/22/2019	211
AUD7,840	USD5,376	Goldman Sachs	8/22/2019	138
NOK31,900	USD3,687	Bank of America, N.A.	8/22/2019	59
USD5,438	AUD7,840	Bank of America, N.A.	8/22/2019	(76)
USD10,804	EUR9,610	Goldman Sachs	8/22/2019	(173)
JPY1,183,000	USD10,826	Standard Chartered Bank	8/28/2019	198
USD10,956	JPY1,183,000	Morgan Stanley	8/28/2019	(67)
USD983	CNH6,800	Bank of New York Mellon	9/18/2019	(6)
USD21,661	CNH150,500	HSBC Bank	9/18/2019	(232)
INR226,000	USD3,224	HSBC Bank	9/20/2019	16
USD7,136	INR500,000	JPMorgan Chase	9/20/2019	(30)
USD4,892	THB155,000	Citibank	9/20/2019	(173)
USD2,780	BRL11,000	Morgan Stanley	12/16/2019	(39)
BRL11,000	USD2,923	Citibank	12/16/2019	(104)
BRL290	USD74	JPMorgan Chase	12/18/2019	—15
BRL20,200	USD5,183	Standard Chartered Bank	12/18/2019	(7)
BRL14,680	USD3,771	Standard Chartered Bank	12/18/2019	(10)
USD10,781	BRL43,200	Citibank	12/18/2019	(289)
USD2,365	BRL9,500	HSBC Bank	12/20/2019	(69)
BRL9,500	USD2,535	HSBC Bank	12/20/2019	(101)
USD393	EUR340	JPMorgan Chase	3/26/2020	(2)
USD4,553	EUR3,940	Bank of America, N.A.	3/26/2020	(20)
				$(445)

American Funds Insurance Series — Global Bond Fund — Page 138 of 176

unaudited

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized appreciation at 6/30/2019 (000)
0.175%	3-month SEK-STIBOR	3/23/2021	SKr360,800	$104	$—	$104
0.17%	3-month SEK-STIBOR	3/23/2021	360,700	102	—	102
0.1675%	3-month SEK-STIBOR	3/23/2021	360,700	101	—	101
0.1775%	3-month SEK-STIBOR	3/23/2021	154,400	45	—	45
(0.0385)%	EONIA	12/4/2021	€64,600	760	—	759
7.7225%	28-day MXN-TIIE	3/18/2024	MXN256,000	240	—	240
					$—	$1,351

1	Step bond; coupon rate may change at a later date.
2	Index-linked bond whose principal amount moves with a government price index.
3	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4	Coupon rate may change periodically.
5	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $180,764,000, which represented 8.37% of the net assets of the fund.
6	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $4,632,000, which represented .21% of the net assets of the fund.
7	Scheduled interest and/or principal payment was not received.
8	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,939,000, which represented .09% of the net assets of the fund.
9	Purchased on a TBA basis.
10	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
11	Value determined using significant unobservable inputs.
12	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $3,781,000, which represented .18% of the net assets of the fund.
13	Security did not produce income during the last 12 months.
14	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
15	Amount less than one thousand.
16	Notional amount is calculated based on the number of contracts and notional contract size.
17	Value is calculated based on the notional amount and current market price.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Advanz Pharma Corp.	8/31/2018	$116	$151.01%
Cornerstone Building Brands Inc.	11/16/2018	—	—	.00
Total private placement securities		$116	$151.01%

American Funds Insurance Series — Global Bond Fund — Page 139 of 176

unaudited

Key to abbreviations and symbols
ARS = Argentine pesos	JPY/¥ = Japanese yen
AUD/A$ = Australian dollars	KRW = South Korean won
BRL = Brazilian reais	LIBOR = London Interbank Offered Rate
CAD/C$ = Canadian dollars	MXN = Mexican pesos
CHF = Swiss francs	MYR = Malaysian ringgits
CLP = Chilean pesos	NGN = Nigerian naira
CNH/CNY = Chinese yuan renminbi	NOK/NKr = Norwegian kroner
COP = Colombian pesos	PLN = Polish zloty
DKr = Danish kroner	RUB = Russian rubles
DOP = Dominican pesos	SEK/SKr = Swedish kronor
EGP = Egyptian pounds	STIBOR = Stockholm Interbank Offered Rate
EONIA = Euro Overnight Index Average	TBA = To-be-announced
EUR/€ = Euros	THB = Thai baht
EURIBOR = Euro Interbank Offered Rate	TIIE = Equilibrium Interbank Interest Rate
GBP/£ = British pounds	USD/$ = U.S. dollars
IDR = Indonesian rupiah	UYU = Uruguayan pesos
ILS = Israeli shekels	ZAR = South African rand
INR = Indian rupees

American Funds Insurance Series — Global Bond Fund — Page 140 of 176

High-Income Bond Fund

Investment portfolio

June 30, 2019

unaudited

Bonds, notes & other debt instruments 92.78% Corporate bonds & notes 92.77% Communication services 15.47%	Principal amount (000)	Value (000)
Altice Finco SA 8.125% 20241	$505	$523
Altice NV 6.625% 20231	835	858
Altice NV, First Lien, 7.75% 20221	444	452
Altice SA 7.625% 20251	1,550	1,464
Cablevision Systems Corp. 5.125% 20211	725	727
Cablevision Systems Corp. 6.75% 2021	5,025	5,389
CBS Corp. 7.25% 20241	350	371
CBS Outdoor Americas Inc. 5.25% 2022	400	407
CCO Holdings LLC and CCO Holdings Capital Corp. 4.00% 20231	2,925	2,939
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20231	1,450	1,484
CCO Holdings LLC and CCO Holdings Capital Corp. 5.875% 20241	350	367
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 20251	225	233
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 20261	825	865
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 20261	6,450	6,781
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 20271	300	311
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 20281	2,125	2,175
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 20291	1,150	1,190
CenturyLink, Inc. 6.75% 2023	7,100	7,677
CenturyLink, Inc. 7.50% 2024	700	776
CenturyLink, Inc. 7.65% 2042	800	750
CenturyLink, Inc., Series T, 5.80% 2022	700	733
Cinemark USA, Inc. 4.875% 2023	550	558
Clear Channel Worldwide Holdings, Inc. 9.25% 20241	2,720	2,958
CSC Holdings, LLC 5.125% 20211	500	501
CSC Holdings, LLC 5.50% 20261	1,300	1,367
Cumulus Media New Holdings Inc., 6.75% 20261	3,390	3,390
Cumulus Media New Holdings Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 6.91% 20222,3	3,361	3,350
DISH DBS Corp. 5.125% 2020	1,000	1,007
DISH DBS Corp. 6.75% 2021	1,100	1,158
Entercom Media Corp. 6.50% 20271	175	182
Frontier Communications Corp. 8.50% 2020	825	676
Frontier Communications Corp. 9.25% 2021	1,300	890
Frontier Communications Corp. 10.50% 2022	8,540	5,829
Frontier Communications Corp. 11.00% 2025	16,270	10,169
Frontier Communications Corp. 8.50% 20261	3,020	2,937
Frontier Communications Corp. 8.00% 20271	2,685	2,799
Getty Images Inc. 9.75% 20271	1,225	1,265
Getty Images Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.938% 20262,3	1,766	1,762
Gogo Inc. 9.875% 20241	16,025	16,525
Gray Television, Inc. 7.00% 20271	1,225	1,332
iHeartCommunications, Inc. 6.375% 2026	828	883
iHeartCommunications, Inc. 8.375% 2027	1,257	1,323
iHeartCommunications, Inc., Term Loan D, (3-month USD-LIBOR + 4.00%) 6.33% 20262,3	860	862
Inmarsat PLC 4.875% 20221	5,300	5,360

American Funds Insurance Series — High-Income Bond Fund — Page 141 of 176

unaudited

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Communication services (continued)	Principal amount (000)	Value (000)
Inmarsat PLC 6.50% 20241	$500	$524
Intelsat Jackson Holding Co. 5.50% 2023	3,485	3,197
Intelsat Jackson Holding Co. 6.625% 20242	2,900	2,918
Intelsat Jackson Holding Co. 8.00% 20241	250	261
Intelsat Jackson Holding Co. 8.50% 20241	5,675	5,647
Liberty Global PLC 5.50% 20281	775	781
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 11.36% 2020 (100% PIK)2,3,4	2,730	2,020
Live Nation Entertainment, Inc. 5.625% 20261	425	447
MDC Partners Inc. 6.50% 20241	8,330	7,697
Meredith Corp. 6.875% 2026	6,315	6,733
Neptune Finco Corp. (Altice NV) 6.625% 20251	1,250	1,341
Netflix, Inc. 5.375% 20291	1,425	1,517
Nexstar Broadcasting, Inc. 5.625% 20241	950	987
Nexstar Escrow Corp. 5.625% 20271	4,125	4,238
Numericable Group SA 7.375% 20261	2,400	2,466
OUTFRONT Media Cap LLC 5.00% 20271	1,620	1,662
Qwest Capital Funding, Inc. 6.875% 2028	1,100	1,020
Sirius XM Radio Inc. 3.875% 20221	2,650	2,670
Sirius XM Radio Inc. 4.625% 20231	900	913
Sirius XM Radio Inc. 4.625% 20241	2,045	2,098
Sirius XM Radio Inc. 5.50% 20291	1,900	1,953
Sprint Corp. 7.25% 2021	690	735
Sprint Corp. 11.50% 2021	7,130	8,271
Sprint Corp. 7.875% 2023	1,580	1,722
Sprint Corp. 7.125% 2024	750	797
Sprint Corp. 6.875% 2028	2,250	2,334
Sprint Corp. 8.75% 2032	1,025	1,189
T-Mobile US, Inc. 6.375% 2025	875	911
T-Mobile US, Inc. 6.50% 2026	900	975
Trilogy International Partners, LLC 8.875% 20221	5,400	5,238
Univision Communications Inc. 5.125% 20231	4,975	4,888
Univision Communications Inc. 5.125% 20251	3,725	3,562
Warner Music Group 5.00% 20231	1,200	1,228
Warner Music Group 4.875% 20241	1,000	1,029
Warner Music Group 5.50% 20261	1,000	1,035
Wind Tre SpA 5.00% 20261	3,675	3,575
Zayo Group Holdings, Inc. 6.00% 2023	900	925
Zayo Group Holdings, Inc. 6.375% 2025	300	307
Zayo Group Holdings, Inc. 5.75% 20271	200	204
Ziggo Bond Finance BV 5.50% 20271	4,400	4,498
		198,068
Health care 14.23%
Auris Luxembourg III SARL, Term Loan, (3-month USD-LIBOR + 3.75%) 6.152% 20262,3	858	861
Bausch Health Companies Inc. 7.00% 20281	1,510	1,569
Catalent Pharma Solutions Inc. 5.00% 20271	905	923
Centene Corp. 4.75% 2022	4,580	4,694
Centene Corp. 6.125% 2024	1,500	1,573
Centene Corp. 4.75% 2025	2,250	2,328
Centene Corp. 5.375% 20261	2,920	3,077
Charles River Laboratories International, Inc. 5.50% 20261	885	933
Concordia International Corp. 8.00% 2024	34	33
Concordia International Corp., Term Loan, (3-month USD-LIBOR + 5.50%) 7.911% 20242,3	93	89
DaVita HealthCare Partners Inc. 5.125% 2024	1,000	1,003

American Funds Insurance Series — High-Income Bond Fund — Page 142 of 176

unaudited

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
DaVita HealthCare Partners Inc. 5.00% 2025	$1,665	$1,650
Eagle Holding Co. II LLC 7.625% 20221,4	1,250	1,259
Eagle Holding Co. II LLC 7.75% 20221,4	2,410	2,434
Endo International PLC 5.75% 20221	3,525	3,093
Endo International PLC 6.00% 20231	2,959	2,145
Endo International PLC 5.875% 20241	2,450	2,340
Endo International PLC 6.00% 20251,5	2,305	1,556
Envision Healthcare Corp., Term Loan, (3-month USD-LIBOR + 3.75%) 6.152% 20252,3	673	597
HCA Inc. 6.50% 2020	800	818
HCA Inc. 7.50% 2022	360	398
HCA Inc. 5.875% 2023	1,925	2,098
HCA Inc. 5.875% 2026	650	720
HCA Inc. 4.50% 2027	350	374
HCA Inc. 5.625% 2028	1,475	1,600
HCA Inc. 4.125% 2029	500	513
HCA Inc. 5.50% 2047	756	808
HCA Inc. 5.25% 2049	69	72
HealthSouth Corp. 5.75% 2024	1,169	1,195
HealthSouth Corp. 5.75% 2025	1,380	1,440
IMS Health Holdings, Inc. 5.00% 20261	3,055	3,177
inVentiv Health, Inc. 7.50% 20241	3,040	3,192
Iqvia Inc. 5.00% 20271	560	580
Jaguar Holding Co. 6.375% 20231	2,625	2,723
Kinetic Concepts, Inc. 7.875% 20211	2,013	2,066
Kinetic Concepts, Inc. 12.50% 20211	6,573	7,255
Mallinckrodt PLC 4.875% 20201	6,530	6,326
Molina Healthcare, Inc. 5.375% 2022	10,585	11,048
Molina Healthcare, Inc. 4.875% 20251	2,919	2,974
Multiplan, Inc. 8.50% 20221,4	750	666
Multiplan, Inc. 7.125% 20241	755	712
NVA Holdings Inc. 6.875% 20261	1,490	1,564
Owens & Minor, Inc. 3.875% 2021	2,575	2,221
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.94% 20252,3	1,737	1,452
Par Pharmaceutical Companies Inc. 7.50% 20271	5,325	5,245
PAREXEL International Corp. 6.375% 20251	2,305	2,144
Prestige Brands International Inc. 6.375% 20241	1,115	1,172
Quintiles Transnational Corp. 4.875% 20231	3,200	3,288
Rotech Healthcare Inc., Term Loan A, (3-month USD-LIBOR + 3.25%) 5.652% 20232,3,6,7	2,093	2,092
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.80% 2023 (100% PIK)2,3,4,6,7	7,776	7,561
Sotera Health Topco, Inc. 8.125% 20211,4	630	630
Sterigenics-Nordion Holdings, LLC 6.50% 20231	730	741
Surgery Center Holdings 10.00% 20271	900	900
Team Health Holdings, Inc. 6.375% 20251	4,185	3,222
Tenet Healthcare Corp. 4.75% 2020	2,310	2,342
Tenet Healthcare Corp. 6.00% 2020	4,315	4,466
Tenet Healthcare Corp. 4.375% 2021	5,755	5,870
Tenet Healthcare Corp. 4.50% 2021	905	922
Tenet Healthcare Corp. 8.125% 2022	4,050	4,268
Tenet Healthcare Corp. 4.625% 2024	3,942	4,006
Tenet Healthcare Corp. 5.125% 2025	450	453
Teva Pharmaceutical Finance Co. BV 2.20% 2021	450	429
Teva Pharmaceutical Finance Co. BV 2.80% 2023	5,431	4,725
Teva Pharmaceutical Finance Co. BV 6.00% 2024	8,192	7,757
Teva Pharmaceutical Finance Co. BV 3.15% 2026	2,260	1,763

American Funds Insurance Series — High-Income Bond Fund — Page 143 of 176

unaudited

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Teva Pharmaceutical Finance Co. BV 6.75% 2028	$2,050	$1,899
U.S. Renal Care Inc., Term Loan B, (3-month USD-LIBOR + 5.00%) 7.428% 20262,3	1,025	1,009
Valeant Pharmaceuticals International, Inc. 5.875% 20231	3,816	3,875
Valeant Pharmaceuticals International, Inc. 6.125% 20251	13,430	13,732
Valeant Pharmaceuticals International, Inc. 9.00% 20251	2,290	2,567
Valeant Pharmaceuticals International, Inc. 9.25% 20261	4,670	5,236
Valeant Pharmaceuticals International, Inc. 8.50% 20271	850	937
Vizient Inc. 6.25% 20271	240	254
WellCare Health Plans, Inc. 5.375% 20261	500	531
		182,185
Materials 12.56%
AK Steel Holding Corp. 7.625% 2021	2,425	2,401
AK Steel Holding Corp. 7.00% 2027	450	365
Ardagh Packaging Finance 4.625% 20231	910	927
Ardagh Packaging Finance 6.00% 20251	4,070	4,223
Axalta Coating Systems LLC 4.875% 20241	1,450	1,501
Ball Corp. 4.375% 2020	450	461
Ball Corp. 5.00% 2022	825	869
Berry Global Escrow Corp. 4.875% 20261	1,020	1,044
Berry Plastics Corp. 5.50% 2022	820	832
Blue Cube Spinco Inc. (Olin Corp.) 10.00% 2025	1,000	1,136
BWAY Parent Co., Inc. 5.50% 20241	2,840	2,852
BWAY Parent Co., Inc. 7.25% 20251	1,800	1,742
Carlyle Group LP 8.75% 20231,4	1,800	1,778
CF Industries, Inc. 4.95% 2043	1,290	1,159
Chemours Co. 6.625% 2023	4,285	4,448
Cleveland-Cliffs Inc. 4.875% 20241	5,775	5,876
Cleveland-Cliffs Inc. 5.75% 2025	5,956	5,941
Cleveland-Cliffs Inc. 5.875% 20271	8,285	8,078
Consolidated Energy Finance SA 6.875% 20251	485	499
Consolidated Energy Finance SA 6.50% 20261	2,395	2,389
CVR Partners, LP 9.25% 20231	700	735
First Quantum Minerals Ltd. 7.00% 20211	688	703
First Quantum Minerals Ltd. 7.25% 20221	3,025	3,010
First Quantum Minerals Ltd. 7.25% 20231	8,150	7,967
First Quantum Minerals Ltd. 6.50% 20241	2,160	2,028
First Quantum Minerals Ltd. 7.50% 20251	11,100	10,614
First Quantum Minerals Ltd. 6.875% 20261	5,500	5,122
Freeport-McMoRan Inc. 3.55% 2022	5,015	5,034
Freeport-McMoRan Inc. 3.875% 2023	400	401
Freeport-McMoRan Inc. 6.875% 2023	1,000	1,056
FXI Holdings, Inc. 7.875% 20241	2,735	2,557
Greif, Inc. 6.50% 20271	725	750
H.I.G. Capital, LLC 6.75% 20241	2,309	2,176
Hexion Inc. 6.625% 20208	1,585	1,236
Hexion Inc. 10.00% 20208	200	157
Hexion Inc. 10.375% 20221	1,550	1,190
Hexion Inc. 7.875% 20271	1,405	1,416
Hexion Inc., Term Loan, (3-month USD-LIBOR + 2.75%) 5.08% 20202,3	1,295	1,297
INEOS Group Holdings SA 5.625% 20241	2,375	2,434
LSB Industries, Inc. 9.625% 20231	4,970	5,082
Mineral Resources Ltd. 8.125% 20271	4,100	4,279
Neon Holdings, Inc. 10.125% 20261	4,240	4,187

American Funds Insurance Series — High-Income Bond Fund — Page 144 of 176

unaudited

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Norbord Inc. 5.75% 20271	$925	$937
Nova Chemicals Corp. 4.875% 20241	2,525	2,623
Nova Chemicals Corp. 5.25% 20271	4,000	4,270
Novelis Corp. 6.25% 20241	860	904
Novelis Corp. 5.875% 20261	950	964
Olin Corp. 5.125% 2027	300	309
Owens-Illinois, Inc. 5.00% 20221	560	576
Owens-Illinois, Inc. 5.875% 20231	2,530	2,738
Owens-Illinois, Inc. 6.375% 20251	705	772
Plastipak Holdings, Inc. 6.25% 20251	200	182
Platform Specialty Products Corp. 5.875% 20251	570	596
Rayonier Advanced Materials Inc. 5.50% 20241	1,210	1,041
Reynolds Group Inc. 5.75% 2020	315	316
Reynolds Group Inc. 7.00% 20241	3,650	3,781
Ryerson Inc. 11.00% 20221	7,186	7,602
S.P.C.M. SA 4.875% 20251	1,675	1,688
Sealed Air Corp. 4.875% 20221	1,000	1,053
Sealed Air Corp. 5.25% 20231	405	427
Standard Industries Inc. 6.00% 20251	550	586
Starfruit US Holdco LLC 8.00% 20261	1,410	1,456
Summit Materials, Inc. 6.125% 2023	1,720	1,750
Summit Materials, Inc. 6.50% 20271	1,035	1,079
TPC Group Inc. 8.75% 20201	345	345
Tronox Ltd. 5.75% 20251	700	682
Tronox Ltd. 6.50% 20261	3,800	3,775
United States Steel Corp. 6.875% 2025	650	614
Venator Materials Corp. 5.75% 20251	6,235	5,744
Warrior Met Coal, Inc. 8.00% 20241	1,060	1,106
Zekelman Industries Inc. 9.875% 20231	820	866
		160,734
Energy 11.59%
Aker BP ASA 4.75% 20241	1,775	1,834
American Energy (Permian Basin) 7.125% 20201,8	4,445	489
American Energy (Permian Basin) 7.375% 20211,8	5,270	580
Antero Resources Corp. 5.375% 2024	1,050	1,049
Ascent Resources - Utica LLC 10.00% 20221	685	729
Ascent Resources - Utica LLC 7.00% 20261	1,550	1,422
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.911% 20232,3,6	1,329	1,296
Berry Petroleum Corp. 7.00% 20261	1,050	1,024
Blackstone CQP Holdco LP, Term Loan B, (3-month USD-LIBOR +3.50%) 5.83% 20242,3	1,000	1,003
Blue Racer Midstream LLC and Blue Racer Finance Corp. 6.125% 20221	1,750	1,783
California Resources Corp. 8.00% 20221	1,175	892
California Resources Corp., Term Loan B, (3-month USD-LIBOR + 4.75%) 7.152% 20222,3	950	908
Centennial Resource Production, LLC 6.875% 20271	705	716
Cheniere Energy, Inc. 7.00% 2024	1,575	1,815
Cheniere Energy, Inc. 5.875% 2025	1,600	1,786
Chesapeake Energy Corp. 4.875% 2022	4,300	4,085
Chesapeake Energy Corp. 8.00% 2025	2,150	1,994
Chesapeake Energy Corp. 8.00% 2027	1,435	1,262
Comstock Resources, Inc. 9.75% 2026	3,675	2,839
CONSOL Energy Inc. 5.875% 2022	7,546	7,357
Convey Park Energy LLC 7.50% 20251	1,275	924
DCP Midstream Operating LP 4.95% 2022	1,880	1,955

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Denbury Resources Inc. 9.00% 20211	$1,886	$1,867
Denbury Resources Inc. 7.75% 20241	1,040	868
Diamond Offshore Drilling, Inc. 7.875% 2025	1,650	1,576
Diamond Offshore Drilling, Inc. 4.875% 2043	2,760	1,725
Ensco PLC 7.75% 2026	2,225	1,669
Ensco PLC 5.75% 2044	2,920	1,694
Extraction Oil & Gas, Inc. 7.375% 20241	100	86
Extraction Oil & Gas, Inc. 5.625% 20261	1,890	1,536
Genesis Energy, LP 6.75% 2022	3,075	3,113
Genesis Energy, LP 6.50% 2025	2,490	2,443
Indigo Natural Resources LLC 6.875% 20261	885	799
Jagged Peak Energy LLC 5.875% 2026	345	342
Jonah Energy LLC 7.25% 20251	2,200	1,072
KCA Deutag UK Finance PLC 7.25% 20211	1,220	924
KCA Deutag UK Finance PLC 9.625% 20231	320	234
Laredo Petroleum, Inc. 5.625% 2022	650	606
Matador Resources Co. 5.875% 2026	1,550	1,573
McDermott International, Inc. 10.625% 20241	4,600	4,317
McDermott International, Term Loan B, (3-month USD-LIBOR + 5.00%) 7.402% 20252,3	496	489
Murphy Oil Corp. 6.875% 2024	1,000	1,055
Murphy Oil Corp. 5.75% 2025	855	890
Nabors Industries Inc. 5.75% 2025	1,300	1,159
NGL Energy Partners LP 7.50% 2023	250	263
NGL Energy Partners LP 6.125% 2025	4,465	4,443
Noble Corp. PLC 8.95% 20455	2,075	1,369
NuStar Logistics, LP 6.00% 2026	1,360	1,411
Oasis Petroleum Inc. 6.875% 2022	1,500	1,495
Oasis Petroleum Inc. 6.25% 20261	1,360	1,323
PDC Energy Inc. 5.75% 2026	1,600	1,576
Peabody Energy Corp. 6.00% 20221	1,575	1,618
Peabody Energy Corp. 6.375% 20251	100	102
Petróleos Mexicanos 4.875% 2022	950	949
Petróleos Mexicanos 5.35% 2028	749	684
QEP Resources, Inc. 5.25% 2023	625	605
QEP Resources, Inc. 5.625% 2026	1,720	1,625
QGOG Constellation SA 9.50% 20241,4,8	6,144	2,949
Range Resources Corp. 5.00% 2023	425	402
Range Resources Corp. 4.875% 2025	975	860
Sanchez Energy Corp. 7.25% 20231	825	629
Seven Generations Energy Ltd. 5.375% 20251	1,175	1,135
SM Energy Co. 6.125% 2022	761	759
SM Energy Co. 5.00% 2024	250	231
SM Energy Co. 5.625% 2025	1,555	1,423
SM Energy Co. 6.625% 2027	850	791
Southwestern Energy Co. 6.20% 20255	750	690
Southwestern Energy Co. 7.50% 2026	3,145	2,995
Southwestern Energy Co. 7.75% 2027	475	457
Sunoco LP 4.875% 2023	3,625	3,711
Sunoco LP 5.50% 2026	825	861
Sunoco LP 6.00% 20271	500	526
Tallgrass Energy Partners, LP 5.50% 20241	1,000	1,038
Tapstone Energy Inc. 9.75% 20221	555	386
Targa Resources Corp. 5.875% 2026	125	133
Targa Resources Partners LP 6.75% 2024	375	391

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Targa Resources Partners LP 6.50% 20271	$1,105	$1,207
Targa Resources Partners LP 6.875% 20291	1,230	1,365
Teekay Corp. 9.25% 20221	4,070	4,141
Teekay Offshore Partners LP 8.50% 20231	3,250	3,215
Transocean Guardian Ltd. 5.875% 20241	1,044	1,066
Transocean Inc. 8.375% 20215	2,705	2,857
Transocean Inc. 9.00% 20231	2,641	2,823
Transocean Inc. 7.75% 20241	938	1,005
Transocean Inc. 6.125% 20251	3,393	3,511
Transocean Inc. 7.50% 20261	350	335
Transocean Poseidon Ltd. 6.875% 20271	655	694
Transocean Sentry Ltd. 5.375% 20231	1,200	1,204
Ultra Petroleum Corp. 11.00% 20244	4,050	1,579
USA Compression Partners, LP 6.875% 2026	400	425
USA Compression Partners, LP 6.875% 20271	1,700	1,794
Vine Oil & Gas LP 8.75% 20231	2,450	1,605
Vine Oil & Gas LP 9.75% 20231	1,550	1,011
W&T Offshore, Inc. 9.75% 20231	855	823
Weatherford International PLC 4.50% 2022	1,890	969
Weatherford International PLC 8.25% 2023	225	119
Weatherford International PLC 9.875% 2024	2,725	1,437
Weatherford International PLC 9.875% 2025	2,725	1,431
Weatherford International PLC 6.50% 2036	5,615	2,920
Weatherford International PLC 6.75% 2040	5,355	2,758
Whiting Petroleum Corp. 6.625% 2026	1,050	1,018
WPX Energy Inc. 6.00% 2022	516	537
WPX Energy Inc. 5.75% 2026	890	924
		148,382
Consumer discretionary 10.58%
Adient US LLC 7.00% 20261	1,200	1,236
Allied Universal Holdco LLC 6.625% 20261	1,625	1,655
Allied Universal Holdco LLC 9.75% 20271	2,375	2,381
American Axle & Manufacturing Holdings, Inc. 6.50% 2027	1,850	1,852
Cedar Fair, LP 5.25% 20291	735	752
Churchill Downs Inc. 4.75% 20281	1,375	1,388
Cirsa Gaming Corp. SA 7.875% 20231	5,235	5,562
CRC Escrow Issuer LLC 5.25% 20251	1,475	1,479
Fertitta Entertainment, Inc. 6.75% 20241	350	361
Fertitta Entertainment, Inc. 8.75% 20251	1,325	1,395
Golden Entertainment, Inc. 7.625% 20261	1,025	1,051
Goodyear Tire & Rubber Co. 4.875% 2027	750	715
Hanesbrands Inc. 4.625% 20241	2,905	3,030
Hanesbrands Inc. 4.875% 20261	1,595	1,663
Hilton Worldwide Holdings Inc. 4.875% 20301	1,725	1,784
International Game Technology 6.50% 20251	950	1,043
International Game Technology 6.25% 20271	375	412
Levi Strauss & Co. 5.00% 2025	1,280	1,331
Limited Brands, Inc. 6.625% 2021	750	796
McGraw-Hill Global Education Holdings, LLC, Term Loan B, (3-month USD-LIBOR + 4.00%) 6.402% 20222,3	1,278	1,223
Meritage Homes Corp. 5.125% 2027	1,300	1,323
Merlin Entertainment 5.75% 20261	1,200	1,267
MGM Growth Properties LLC 5.625% 2024	200	216
MGM Resorts International 7.75% 2022	1,500	1,676

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
MGM Resorts International 6.00% 2023	$820	$891
MGM Resorts International 5.50% 2027	1,255	1,319
Neiman Marcus Group Ltd. LLC 8.00% 20241	3,851	1,599
Neiman Marcus Group Ltd. LLC 8.75% 20241	3,377	1,450
Neiman Marcus Group Ltd. LLC 14.00% 20241,4	4,709	3,908
Neiman Marcus Group Ltd. LLC, Term Loan B, (3-month USD-LIBOR + 6.00%) 8.421% 20232,3,4,6	2,472	2,123
NMG Finco PLC 5.75% 20221	1,780	1,725
Panther BF Aggregator 2, LP 6.25% 20261	1,655	1,723
Panther BF Aggregator 2, LP 8.50% 20271	2,675	2,762
PetSmart, Inc. 7.125% 20231	9,565	9,015
PetSmart, Inc. 5.875% 20251	10,775	10,506
PetSmart, Inc. 8.875% 20251	8,870	8,582
PetSmart, Inc., Term Loan, (3-month USD-LIBOR + 3.00%) 5.33% 20222,3	5,542	5,279
Sally Holdings LLC and Sally Capital Inc. 5.50% 2023	1,770	1,784
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	5,380	5,293
Scientific Games Corp. 6.25% 2020	1,245	1,252
Scientific Games Corp. 6.625% 2021	175	178
Scientific Games Corp. 10.00% 2022	1,152	1,212
Scientific Games Corp. 5.00% 20251	1,890	1,914
Scientific Games Corp. 8.25% 20261	5,610	5,904
Service Corp. International 5.125% 2029	1,050	1,110
ServiceMaster Global Holdings, Inc. 5.125% 20241	1,300	1,341
Six Flags Entertainment Corp. 4.875% 20241	3,450	3,510
Sotheby’s 4.875% 20251	5,495	5,612
Staples, Inc. 7.50% 20261	8,975	8,945
Staples, Inc. 10.75% 20271	1,750	1,746
Staples, Inc., Term Loan, (3 month USD-LIBOR + 4.50%) 7.101% 20242,3	2,250	2,212
Stars Group Holdings BV, 7.00% 20261	275	291
Twin River Worldwide Holdings, Inc. 6.75% 20271	155	162
William Carter Co. 5.625% 20271	445	468
Wyndham Worldwide Corp. 5.375% 20261	1,000	1,051
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 20231	2,823	2,826
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 20251	1,180	1,222
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 20271	975	980
		135,486
Industrials 9.76%
ACCO Brands Corp. 5.25% 20241	725	736
ADT Corp. 3.50% 2022	3,955	3,960
Advanced Disposal Services, Inc. 5.625% 20241	1,550	1,629
Allison Transmission Holdings, Inc. 5.00% 20241	4,190	4,289
ARAMARK Corp. 5.125% 2024	3,020	3,111
Associated Materials, LLC 9.00% 20241	5,773	5,499
Avis Budget Group, Inc. 5.50% 2023	4,300	4,397
Avolon Holdings Funding Ltd. 5.25% 20241	1,875	2,003
Beacon Roofing Supply, Inc. 4.875% 20251	2,550	2,534
Bohai Financial Investment Holding Co., Ltd. 5.25% 20221	1,600	1,693
Bohai Financial Investment Holding Co., Ltd. 4.50% 20231	1,625	1,685
Bohai Financial Investment Holding Co., Ltd. 5.125% 20231	1,000	1,062
Bohai Financial Investment Holding Co., Ltd. 5.50% 20241	600	648
Brand Energy 8.50% 20251	1,710	1,558
Brookfield WEC Holdings Inc., Term Loan, (3-month USD-LIBOR + 6.75%) 9.152% 20262,3	1,580	1,601
Builders FirstSource, Inc. 5.625% 20241	7,160	7,406
Clean Harbors, Inc. 4.875% 20271	1,820	1,854

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Clean Harbors, Inc. 5.125% 20291	$915	$936
Covanta Holding Corp. 5.875% 2024	1,200	1,239
Covanta Holding Corp. 5.875% 2025	1,300	1,357
Dun & Bradstreet Corp. 6.875% 20261	3,340	3,540
Dun & Bradstreet Corp. 10.25% 20271	4,993	5,318
Dun & Bradstreet Corp., Term Loan B, (3-month USD-LIBOR + 5.00%) 7.404% 20262,3	2,570	2,574
Euramax International, Inc. 12.00% 20201	1,850	1,878
Hardwoods Acquisition Inc. 7.50% 20211	1,810	1,113
Harsco Corp. 5.75% 20271	1,215	1,268
HDTFS Inc. 5.875% 2020	2,650	2,655
Hertz Global Holdings Inc. 7.375% 2021	415	416
Hertz Global Holdings Inc. 7.625% 20221	6,269	6,520
JELD-WEN Holding, Inc. 4.875% 20271	1,445	1,402
KAR Auction Services, Inc. 5.125% 20251	1,490	1,523
Kratos Defense & Security Solutions, Inc. 6.50% 20251	1,305	1,406
LABL Escrow Issuer, LLC 6.75% 20261	1,175	1,190
LABL Escrow Issuer, LLC 10.50% 20271	1,045	1,048
LSC Communications, Inc. 8.75% 20231	9,430	9,006
Multi-Color Corp. 4.875% 20251	3,855	4,062
Pisces Parent LLC 8.00% 20261	5,415	5,293
Pisces Parent LLC, Term Loan B, (3-month USD-LIBOR + 3.75%) 6.354% 20252,3	2,219	2,163
Prime Security Services Borrower, LLC 9.25% 20231	1,000	1,052
PrimeSource Building Products Inc. 9.00% 20231	650	610
R.R. Donnelley & Sons Co. 7.875% 2021	742	761
R.R. Donnelley & Sons Co. 6.50% 2023	1,375	1,367
R.R. Donnelley & Sons Co., Term Loan B, (3-month USD-LIBOR + 5.00%) 7.402% 20242,3,6	1,343	1,330
Rexnord Corp. 4.875% 20251	2,610	2,649
Sensata Technologies Holding BV 4.875% 20231	125	131
Stericycle, Inc. 5.375% 20241	2,000	2,093
TransDigm Inc. 6.25% 20261	1,250	1,311
Uber Technologies, Inc. 7.50% 20231	2,725	2,895
Uber Technologies, Inc. 8.00% 20261	3,580	3,822
United Continental Holdings, Inc. 6.00% 2020	400	418
United Rentals, Inc. 4.625% 2025	1,360	1,385
Virgin Australia Holdings Ltd. 8.50% 20191	1,875	1,905
Virgin Australia Holdings Ltd. 7.875% 20211	1,600	1,646
		124,947
Information technology 6.75%
Alcatel-Lucent USA Inc. 6.45% 2029	1,800	1,809
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.652% 20252,3	7,325	7,281
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 9.33% 20252,3	1,825	1,851
Banff Merger Sub Inc. 9.75% 20261	775	676
Blackboard Inc., Term Loan B4, (3-month USD-LIBOR + 5.00%) 7.496% 20212,3	691	689
Camelot Finance SA 7.875% 20241	7,580	7,987
CDK Global Inc. 5.25% 20291	425	441
CDW Corp. 5.00% 2025	1,150	1,201
Colorado Buyer Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.67% 20252,3	638	558
CommScope Technologies LLC 5.50% 20241	200	190
CommScope Technologies LLC 6.00% 20251	1,850	1,743
CommScope Technologies LLC 5.00% 20271	950	831
Diebold Nixdorf AG, Term Loan A-DD, (3-month USD-LIBOR + 2.00%) 4.597% 20202,3	680	650
Diebold Nixdorf AG, Term Loan A, (3-month USD-LIBOR + 3.50%) 5.938% 20202,3	100	96
Diebold Nixdorf AG, Term Loan A1, (3-month USD-LIBOR + 9.25%) 11.688% 20222,3	3,667	3,878

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
Diebold Nixdorf AG, Term Loan B, (3-month USD-LIBOR + 2.75%) 5.188% 20232,3	$804	$755
Diebold, Inc. 8.50% 2024	1,675	1,491
Ellucian, Inc. 9.00% 20231	450	466
Financial & Risk US Holdings, Inc. 6.25% 20261	1,611	1,661
Financial & Risk US Holdings, Inc. 8.25% 20261	1,475	1,521
Financial & Risk US Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 3.75%) 6.152% 20252,3	746	725
First Data Corp. 5.375% 20231	100	102
First Data Corp. 5.00% 20241	1,700	1,743
Genesys Telecommunications Laboratories, Inc. 10.00% 20241	6,030	6,565
Go Daddy Operating Co. 5.25% 20271	2,835	2,945
Infor (US), Inc. 6.50% 2022	6,100	6,230
Informatica Corp. 7.125% 20231	1,425	1,454
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 7.50%) 9.902% 20252,3,6	2,275	2,286
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.829% 20242,3	8,645	8,951
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 3.75%) 6.152% 20242,3	1,366	1,365
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 8.50%) 10.902% 20252,3	766	777
Mitchell International, Inc., Term Loan B, (3-month USD-LIBOR + 7.25%) 9.652% 20252,3	1,150	1,106
Moneygram International Inc., Term Loan B, (3-month USD-LIBOR + 6.00%) 8.333% 20232,3	435	429
Solera Holdings, Inc. 10.50% 20241	1,100	1,195
Tempo Acquisition LLC 6.75% 20251	950	983
Unisys Corp. 10.75% 20221	6,600	7,318
VeriSign, Inc. 4.625% 2023	650	662
VeriSign, Inc. 5.25% 2025	200	214
Veritas Holdings Ltd. 7.50% 20231	2,830	2,660
Veritas US Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.902% 20232,3	598	545
Vertafore Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.652% 20262,3	1,500	1,470
ViaSat, Inc. 5.625% 20271	835	871
		86,371
Financials 4.23%
Alliant Holdings Intermediate LLC 8.25% 20231	1,550	1,596
Ally Financial Inc. 8.00% 2020	1,540	1,596
Ally Financial Inc. 8.00% 2031	1,925	2,554
Antero Resources Corp. 5.75% 20271	1,150	1,153
AssuredPartners, Inc. 7.00% 20251	440	439
AssuredPartners, Inc. 8.00% 20271	2,865	2,887
CIT Group Inc. 4.125% 2021	950	971
Compass Diversified Holdings 8.00% 20261	5,710	5,963
EG Group Ltd. 6.75% 20251	1,095	1,089
Fairstone Financial Inc. 7.875% 20241	2,258	2,307
FS Energy and Power Fund 7.50% 20231	5,365	5,459
General Motors Acceptance Corp. 7.50% 2020	1,920	2,026
HUB International Ltd. 7.00% 20261	5,205	5,290
Icahn Enterprises Finance Corp. 6.25% 2022	2,800	2,884
Navient Corp. 6.50% 2022	4,240	4,515
Navient Corp. 5.50% 2023	4,235	4,367
Navient Corp. 6.125% 2024	500	515
Radian Group Inc. 4.875% 2027	1,175	1,185
Solenis International, LP, Term Loan, (3-month USD-LIBOR + 4.00%) 6.33% 20252,3	478	473
Springleaf Finance Corp. 8.25% 2020	450	484
Springleaf Finance Corp. 6.125% 2024	3,250	3,502

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Springleaf Finance Corp. 6.625% 2028	$1,050	$1,105
Starwood Property Trust, Inc. 5.00% 2021	1,710	1,761
		54,121
Utilities 2.78%
AES Corp. 4.00% 2021	1,000	1,020
AES Corp. 4.875% 2023	1,175	1,199
AES Corp. 5.50% 2025	3,382	3,522
AES Corp. 6.00% 2026	2,165	2,306
AmeriGas Partners, LP 5.50% 2025	700	740
AmeriGas Partners, LP 5.75% 2027	450	475
Calpine Corp. 6.00% 20221	425	429
Calpine Corp. 5.375% 2023	2,450	2,484
Calpine Corp. 5.875% 20241	2,420	2,480
Calpine Corp. 5.75% 2025	300	299
Calpine Corp. 5.25% 20261	2,340	2,390
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)5	1,925	2,066
Enel Società per Azioni 8.75% 20731,5	2,000	2,315
NGL Energy Partners LP 7.50% 20261	2,525	2,639
NRG Energy, Inc. 7.25% 2026	500	552
Talen Energy Corp. 6.50% 2025	575	484
Talen Energy Corp. 10.50% 20261	4,365	4,365
Talen Energy Corp. 7.25% 20271	4,400	4,521
Vistra Energy Corp. 7.625% 2024	1,289	1,361
		35,647
Real estate 2.68%
Brookfield Property REIT Inc. 5.75% 20261	5,135	5,308
Communications Sales & Leasing, Inc. 6.00% 20231	450	429
Communications Sales & Leasing, Inc. 7.125% 20241	400	361
Equinix, Inc. 5.75% 2025	200	209
Equinix, Inc. 5.875% 2026	575	610
Equinix, Inc. 5.375% 2027	1,000	1,074
Five Point Holdings LLC 7.875% 20251	775	781
Howard Hughes Corp. 5.375% 20251	6,070	6,302
Iron Mountain Inc. 5.75% 2024	4,150	4,202
Iron Mountain Inc. 4.875% 20271	1,350	1,345
Iron Mountain Inc. 5.25% 20281	1,840	1,852
iStar Financial Inc. 6.50% 2021	700	714
Medical Properties Trust, Inc. 5.00% 2027	2,020	2,086
Realogy Corp. 5.25% 20211	1,025	989
Realogy Corp. 4.875% 20231	3,795	3,434
Realogy Corp. 9.375% 20271	3,245	2,860
SBA Communications Corp. 4.00% 2022	1,010	1,029
SBA Communications Corp. 4.875% 2022	700	710
		34,295
Consumer staples 2.14%
B&G Foods, Inc. 4.625% 2021	365	367
B&G Foods, Inc. 5.25% 2025	5,183	5,254
Cott Beverages Inc. 5.50% 20251	1,980	2,025
Darling Ingredients Inc. 5.25% 20271	380	398
Energizer Holdings, Inc. 6.375% 20261	2,105	2,168
Energizer Holdings, Inc. 7.75% 20271	1,210	1,313

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Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Energizer SpinCo Inc. 5.50% 20251	$625	$634
First Quality Enterprises, Inc. 5.00% 20251	1,995	2,015
First Quality Finance Co., Inc. 4.625% 20211	195	195
Lamb Weston Holdings, Inc. 4.625% 20241	850	885
Post Holdings, Inc. 8.00% 20251	1,550	1,666
Post Holdings, Inc. 5.00% 20261	2,865	2,915
Post Holdings, Inc. 5.625% 20281	1,955	2,016
Post Holdings, Inc. 5.50% 20291	2,150	2,164
Prestige Brands International Inc. 5.375% 20211	710	716
Spectrum Brands Inc. 5.75% 2025	800	835
TreeHouse Foods, Inc. 6.00% 20241	1,800	1,876
		27,442
Total corporate bonds & notes		1,187,678
Municipals 0.01% Puerto Rico 0.01%
Aqueduct and Sewer Auth., Rev. Bonds, Series 2012-B, 4.90% 2020	95	94
Total bonds, notes & other debt instruments (cost: $1,194,906,000)		1,187,772
Convertible bonds 0.55% Communication services 0.29%
DISH DBS Corp., convertible notes, 3.375% 2026	1,010	984
Gogo Inc., convertible notes, 6.00% 20221	2,140	1,980
IAC/InterActiveCorp, convertible notes, 0.875% 20261	731	738
		3,702
Energy 0.16%
Chesapeake Energy Corp., convertible notes, 5.50% 2026	775	621
PDC Energy, Inc., convertible notes, 1.125% 2021	640	603
Weatherford International PLC, convertible notes, 5.875% 2021	650	336
Whiting Petroleum Corp., convertible notes, 1.25% 2020	600	582
		2,142
Health care 0.10%
Teva Pharmaceutical Finance Co. BV, Series C, convertible bonds, 0.25% 2026	1,375	1,264
Total convertible bonds (cost: $7,604,000)		7,108
Convertible stocks 0.45% Industrials 0.38%	Shares
Associated Materials, LLC, 14.00% convertible preferred 20206,7	4,850	4,834
Utilities 0.07%
Dominion Energy, Inc., Series A units, 7.25% convertible preferred 2022	8,600	890
Total convertible stocks (cost: $5,516,000)		5,724

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Preferred securities 0.18% Consumer discretionary 0.18%	Shares	Value (000)
Neiman Marcus Group, Inc., preferred shares9	2,470,906	$2,292
Total preferred securities (cost: $1,656,000)		2,292
Common stocks 0.68% Energy 0.31%
Tribune Resources, Inc.6,9	1,006,339	2,642
Ascent Resources - Utica, LLC, Class A6,7,9,10	6,297,894	1,385
		4,027
Health care 0.24%
Advanz Pharma Corp.9,10	80,350	1,327
Advanz Pharma Corp.9	29,684	490
Rotech Healthcare Inc.6,7,9,10	201,793	1,211
		3,028
Information technology 0.08%
Diebold Nixdorf, Inc.9	107,000	980
Corporate Risk Holdings I, Inc.6,7,9	218,504	26
		1,006
Communication services 0.05%
iHeartMedia, Inc., Class A9	22,639	341
Clear Channel Outdoor Holdings, Inc.9	53,237	251
Frontier Communications Corp.9	13,333	23
Adelphia Recovery Trust, Series Arahova6,7,9	388,601	2
Adelphia Recovery Trust, Series ACC-16,7,9	449,306	—11
		617
Industrials 0.00%
Cornerstone Building Brands Inc.9,10	1,541	9
Total common stocks (cost: $14,466,000)		8,687
Rights & warrants 0.01% Energy 0.01%
Tribune Resources, Inc., Class A, warrants, expire 20236,7,9	336,564	56
Tribune Resources, Inc., Class B, warrants, expire 20236,7,9	261,772	31
Tribune Resources, Inc., Class C, warrants, expire 20236,7,9	247,225	22
Ultra Petroleum Corp., warrants, expire 20259	80,710	3
		112
Industrials 0.00%
Associated Materials, LLC, warrants, expire 20236,7,9	68,899	—11
Communication services 0.00%
Liberman Broadcasting, Inc., warrants, expire 20226,7,9,10	1	—11
Total rights & warrants (cost: $71,000)		112

American Funds Insurance Series — High-Income Bond Fund — Page 153 of 176

unaudited

Short-term securities 5.44% Money market investments 5.44%	Shares	Value (000)
Capital Group Central Cash Fund	696,954	$69,689
Total short-term securities (cost: $69,691,000)		69,689
Total investment securities 100.09% (cost: $1,293,910,000)		1,281,384
Other assets less liabilities (0.09)%		(1,092)
Net assets 100.00%		$1,280,292

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments (000)	Unrealized depreciation at 6/30/2019 (000)
CDX.NA.IG.32	1.00%/Quarterly	6/20/2024	$10,500	$(227)	$(218)	$(9)
CDX.NA.HY.32	5.00%/Quarterly	6/20/2024	46,800	(3,554)	(3,279)	(275)
					$(3,497)	$(284)

1	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $737,359,000, which represented 57.59% of the net assets of the fund.
2	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $81,956,000, which represented 6.40% of the net assets of the fund.
3	Coupon rate may change periodically.
4	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
5	Step bond; coupon rate may change at a later date.
6	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $26,897,000, which represented 2.10% of the net assets of the fund.
7	Value determined using significant unobservable inputs.
8	Scheduled interest and/or principal payment was not received.
9	Security did not produce income during the last 12 months.
10	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
11	Amount less than one thousand.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Ascent Resources - Utica, LLC, Class A	11/15/2016	$302	$1,385.11%
Advanz Pharma Corp.	8/31/2018—9/4/2018	1,017	1,327.10
Rotech Healthcare Inc.	9/26/2013	4,331	1,211.10
Cornerstone Building Brands Inc.	11/16/2018	33	9.00
Liberman Broadcasting, Inc., warrants, expire 2022	12/13/2012—11/26/2014	—	—	.00
Total private placement securities		$ 5,683	$ 3,932.31%

Key to abbreviations and symbol
Auth. = Authority
LIBOR = London Interbank Offered Rate
Rev. = Revenue
USD/$ = U.S. dollars

American Funds Insurance Series — High-Income Bond Fund — Page 154 of 176

Mortgage Fund

Investment portfolio

June 30, 2019

unaudited

Bonds, notes & other debt instruments 94.10% Mortgage-backed obligations 74.36% Federal agency mortgage-backed obligations 71.67%	Principal amount (000)	Value (000)
Fannie Mae 5.00% 20361	$37	$38
Fannie Mae Pool #MA2856 4.00% 20361	442	463
Fannie Mae Pool #MA2787 4.00% 20361	368	385
Fannie Mae Pool #CA0133 4.00% 20471	6,696	6,985
Fannie Mae Pool #BE6965 4.00% 20471	4,113	4,291
Fannie Mae Pool #MA3384 4.00% 20481	5,687	5,907
Fannie Mae Pool #MA3443 4.00% 20481	434	449
Fannie Mae Pool #BK0920 4.00% 20481	408	424
Fannie Mae Pool #CA1907 4.50% 20481	13,478	14,174
Fannie Mae Pool #CA1709 4.50% 20481	7,191	7,566
Fannie Mae Pool #CA1563 4.50% 20481	4,035	4,246
Fannie Mae Pool #CA2055 4.50% 20481	1,516	1,594
Fannie Mae Pool #CA1389 4.50% 20481	87	91
Fannie Mae Pool #MA3692 3.50% 20491	3,409	3,489
Fannie Mae Pool #MA3630 5.00% 20491	3,201	3,395
Freddie Mac 5.00% 20341	1,140	1,239
Freddie Mac 4.00% 20361	4,637	4,857
Freddie Mac 4.00% 20361	1,020	1,068
Freddie Mac 3.00% 20461	6,767	6,911
Freddie Mac 4.00% 20481	1,795	1,869
Freddie Mac 4.00% 20481	1,700	1,760
Freddie Mac Pool #760014 3.347% 20451,2	1,925	1,959
Freddie Mac Pool #760015 3.17% 20471,2	275	278
Freddie Mac, Series KJ02, Class A2, Multi Family, 2.597% 20201	1,412	1,413
Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 20231	4,722	4,929
Freddie Mac, Series K032, Class A2, Multi Family, 3.31% 20231	1,250	1,306
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 20561	1,586	1,610
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 20561	1,514	1,518
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 20561,2	1,307	1,326
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.75% 20571,2	11,500	11,767
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 20571	10,413	10,609
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 20571	7,207	7,358
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 20281	7,381	7,694
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 20281	1,995	2,076
Government National Mortgage Assn. 3.75% 20341	1,162	1,208
Government National Mortgage Assn. 3.75% 20381	773	807
Government National Mortgage Assn. 3.75% 20391	823	859
Government National Mortgage Assn. 4.00% 20391	441	444
Government National Mortgage Assn. 6.00% 20391	195	214
Government National Mortgage Assn. 4.00% 20401	377	379
Government National Mortgage Assn. 5.50% 20401	1,654	1,764
Government National Mortgage Assn. 4.50% 20411	30	31
Government National Mortgage Assn. 5.00% 20411	934	978
Government National Mortgage Assn. 5.00% 20411	658	693
Government National Mortgage Assn. 6.50% 20411	377	427

American Funds Insurance Series — Mortgage Fund — Page 155 of 176

unaudited

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 3.50% 20421	$218	$225
Government National Mortgage Assn. 3.50% 20421	219	220
Government National Mortgage Assn. 3.50% 20431	1,912	1,989
Government National Mortgage Assn. 3.50% 20431	1,554	1,616
Government National Mortgage Assn. 3.50% 20431	1,397	1,442
Government National Mortgage Assn. 3.50% 20431	1,050	1,085
Government National Mortgage Assn. 3.50% 20431	872	901
Government National Mortgage Assn. 3.50% 20431	210	217
Government National Mortgage Assn. 3.75% 20441	617	642
Government National Mortgage Assn. 4.25% 20441	1,699	1,790
Government National Mortgage Assn. 4.00% 20461	855	881
Government National Mortgage Assn. 4.50% 20491	25,316	26,479
Government National Mortgage Assn. 4.50% 20491	2,823	2,954
Government National Mortgage Assn. 5.00% 20491	8,039	8,445
Government National Mortgage Assn. 5.00% 20491	115	121
Government National Mortgage Assn. 5.00% 20491	49	51
Government National Mortgage Assn. 5.00% 20491,3	35	37
Government National Mortgage Assn. 5.20% 20661	33	33
Government National Mortgage Assn. Pool #AA5326 3.50% 20421	455	458
Government National Mortgage Assn. Pool #MA1411 3.50% 20431	247	248
Government National Mortgage Assn. Pool #MA5653 5.00% 20481	1,097	1,147
Government National Mortgage Assn. Pool #MA5876 4.00% 20491	4,951	5,137
Government National Mortgage Assn. Pool #MA5986 4.00% 20491	1,057	1,102
Government National Mortgage Assn. Pool #MA5931 4.00% 20491	168	175
Government National Mortgage Assn. Pool #MA5877 4.50% 20491	2,256	2,355
Government National Mortgage Assn. Pool #MA5932 4.50% 20491	2,170	2,275
Government National Mortgage Assn. Pool #MA5711 4.50% 20491	1,898	1,987
Government National Mortgage Assn. Pool #MA5987 4.50% 20491	1,814	1,897
Government National Mortgage Assn. Pool #MA5933 5.00% 20491	306	322
Government National Mortgage Assn. Pool #MA5988 5.00% 20491	156	164
Government National Mortgage Assn. Pool #MA5878 5.00% 20491	114	120
Government National Mortgage Assn. Pool #AO0409 4.57% 20651	450	469
Government National Mortgage Assn. Pool #AO0461 4.583% 20651	266	277
Government National Mortgage Assn. Pool #AN1825 4.614% 20651	782	817
Government National Mortgage Assn. Pool #AO0385 4.533% 20661	1,156	1,236
Uniform Mortgage-Backed Security 5.00% 20491	1,868	1,974
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 20281	3,972	3,998
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 20351	389	397
		208,531
Collateralized mortgage-backed obligations (privately originated) 2.69%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 20481,2,4	781	803
Finance of America Structured Securities Trust, Series 2018-HB1, Class A, 3.375% 20281,2,4	1,528	1,533
Finance of America Structured Securities Trust, Series 2019-HB1, Class A, 3.279% 20691,2,4	1,383	1,389
Nationstar HECM Loan Trust, Series 2018-1A, Class A, 2.76% 20281,4	329	329
Nationstar HECM Loan Trust, Series 2018-2, Class A, 3.188% 20281,2,4	502	504
Nationstar HECM Loan Trust, Series 2018-3A, Class A, 3.555% 20281,2,4	602	604
Nationstar HECM Loan Trust, Series 2019-1A, Class A, 2.651% 20691,2,4,5	1,135	1,136
Reverse Mortgage Investment Trust, Series 2018-1, Class A, 3.436% 20281,2,4	255	256
Towd Point Mortgage Trust, Series 2015-2, Class 2A11, 3.00% 20571,2,4	1,085	1,090
Towd Point Mortgage Trust, Series 2017-5, Class A1, 3.004% 20571,2,4	172	172
		7,816
Total mortgage-backed obligations		216,347

American Funds Insurance Series — Mortgage Fund — Page 156 of 176

unaudited

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes 9.79% U.S. Treasury 5.07%	Principal amount (000)	Value (000)
U.S. Treasury 1.50% 2020	$444	$442
U.S. Treasury 2.00% 2022	2,400	2,421
U.S. Treasury 2.125% 2022	1,000	1,013
U.S. Treasury 1.75% 2023	3,500	3,503
U.S. Treasury 2.75% 2023	224	232
U.S. Treasury 2.875% 2023	4,350	4,555
U.S. Treasury 2.50% 2024	2,500	2,586
		14,752
U.S. Treasury inflation-protected securities 4.72%
U.S. Treasury Inflation-Protected Security 0.625% 20236	6,172	6,249
U.S. Treasury Inflation-Protected Security 2.125% 20416	128	166
U.S. Treasury Inflation-Protected Security 0.75% 20426,7	7,276	7,324
		13,739
Total U.S. Treasury bonds & notes		28,491
Federal agency bonds & notes 6.48%
Fannie Mae 2.00% 2022	5,800	5,835
Federal Home Loan Bank 1.375% 2021	3,000	2,979
Federal Home Loan Bank 1.875% 2021	10,000	10,034
		18,848
Asset-backed obligations 3.46%
AmeriCredit Automobile Receivables Trust, Series 2018-1, Class A2A, 2.71% 20211	342	342
Angel Oak Capital Advisors LLC, CLO, Series 2013-9A, Class A1R, (3-month USD-LIBOR + 1.01%) 3.602% 20251,2,4	96	96
Chase Issuance Trust, Series 2016-A5, Class A5, 1.27% 20211	115	115
Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75% 20211	355	354
CPS Auto Receivables Trust, Series 2018-B, Class A, 2.72% 20211,4	196	196
Drive Auto Receivables Trust, Series 2017-3, Class C, 2.80% 20221	363	364
Drivetime Auto Owner Trust, Series 2018-2, Class A, 2.84% 20211,4	393	393
Exeter Automobile Receivables Trust, Series 2017-3A, Class A, 2.05% 20211,4	139	139
Exeter Automobile Receivables Trust, Series 2018-2A, Class A, 2.79% 20211,4	320	320
Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.31% 20261,4	530	530
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2015-1, Class A, 2.73% 20211,4	1,823	1,825
Palmer Square Loan Funding, CLO, Series 2019-2, Class A1, (3-month USD-LIBOR + 0.97%) 3.551% 20271,2,4	880	881
Santander Drive Auto Receivables Trust, Series 2018-4, Class A2A, 3.07% 20211	190	190
SLM Private Credit Student Loan Trust, Series 2010-1, Class A, (1-month USD-LIBOR + 0.40%) 2.804% 20251,2	2,433	2,364
Symphony Ltd., CLO, Series 2013-12A, Class AR, (3-month USD-LIBOR + 1.03%) 3.627% 20251,2,4	293	293
Toyota Auto Receivables Owner Trust, Series 2018-B, Class A2A, 2.64% 20211	777	777
Westlake Automobile Receivables Trust, Series 2018-2A, Class A2A, 2.84% 20211,4	681	681
Westlake Automobile Receivables Trust, Series 2017-1A, Class C, 2.70% 20221,4	215	215
		10,075
Corporate bonds & notes 0.01% Financials 0.01%
Carlyle Investment Management (1-month USD-LIBOR + 2.00%) 4.601% 20192,4,5,8	27	27
Total bonds, notes & other debt instruments (cost: $269,214,000)		273,788

American Funds Insurance Series — Mortgage Fund — Page 157 of 176

unaudited

Short-term securities 7.13% Federal agency discount notes 6.03%	Principal amount (000)	Value (000)
Federal Home Loan Bank 2.27%-2.40% due 7/1/2019-8/7/2019	$10,000	$9,989
Freddie Mac 2.40% due 10/10/2019	7,600	7,555
		17,544
Commercial paper 1.10%
Sumitomo Mitsui Banking Corp. 2.30% due 7/19/20194	3,200	3,196
Total short-term securities (cost: $20,733,000)		20,740
Total investment securities 101.23% (cost: $289,947,000)		294,528
Other assets less liabilities (1.23)%		(3,567)
Net assets 100.00%		$290,961

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount9 (000)	Value at 6/30/201910 (000)	Unrealized appreciation (depreciation) at 6/30/2019 (000)
2 Year U.S. Treasury Note Futures	Long	592	October 2019	$118,400	$127,386	$710
5 Year U.S. Treasury Note Futures	Long	408	October 2019	40,800	48,208	670
10 Year U.S. Treasury Note Futures	Long	179	September 2019	17,900	22,906	557
10 Year Ultra U.S. Treasury Note Futures	Short	9	September 2019	(900)	(1,243)	(5)
20 Year U.S. Treasury Bond Futures	Long	56	September 2019	5,600	8,713	232
30 Year Ultra U.S. Treasury Bond Futures	Long	5	September 2019	500	888	40
						$2,204

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2019 (000)
2.337%	U.S. EFFR	7/31/2019	$145,000	$(4)	$—	$(4)
2.325%	U.S. EFFR	7/31/2019	149,000	(6)	—	(6)
2.305%	U.S. EFFR	7/31/2019	149,000	(8)	—	(8)
U.S. EFFR	2.039%	9/18/2019	281,000	(4)	—	(4)
3-month USD-LIBOR	2.806%	8/29/2020	300	(3)	—	(3)
2.729%	U.S. EFFR	10/22/2020	22,900	318	—	318
2.4035%	U.S. EFFR	1/11/2021	19,650	233	—	233
2.3755%	U.S. EFFR	2/6/2021	15,000	183	—	183
2.284%	U.S. EFFR	3/19/2021	5,000	59	—	59
3-month USD-LIBOR	2.348%	4/1/2021	46,000	(412)	—	(412)
2.197%	U.S. EFFR	4/15/2021	23,000	251	—	251
3-month USD-LIBOR	1.217%	9/22/2021	11,500	140	—	140
3-month USD-LIBOR	1.225%	9/22/2021	11,500	138	—	138
3-month USD-LIBOR	1.2796%	10/11/2021	14,500	159	—	159
2.0135%	3-month USD-LIBOR	10/20/2021	30,000	163	—	163
2.012%	3-month USD-LIBOR	10/4/2022	9,000	80	—	80
2.00%	3-month USD-LIBOR	10/5/2022	41,500	353	—	353
2.1045%	3-month USD-LIBOR	10/31/2022	4,000	48	—	48

American Funds Insurance Series — Mortgage Fund — Page 158 of 176

unaudited

Swap contracts  (continued)

Interest rate swaps  (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2019 (000)
3-month USD-LIBOR	2.2835%	1/5/2023	$36,000	$(679)	$—	$(679)
2.21875%	U.S. EFFR	3/14/2024	9,000	293	—	293
3-month USD-LIBOR	2.322%	5/2/2024	10,100	(267)	—	(267)
3-month USD-LIBOR	2.325%	5/2/2024	23,300	(619)	—	(619)
3-month USD-LIBOR	2.27%	12/5/2026	8,500	(248)	—	(248)
3-month USD-LIBOR	2.24%	12/5/2026	10,500	(284)	—	(284)
3-month USD-LIBOR	3.206%	7/31/2044	1,000	(201)	—	(201)
3-month USD-LIBOR	3.238%	8/8/2044	2,000	(415)	—	(415)
3-month USD-LIBOR	3.2265%	9/25/2044	3,000	(618)	—	(618)
U.S. EFFR	2.145%	11/9/2047	2,200	(95)	—	(95)
U.S. EFFR	2.155%	11/10/2047	1,280	(58)	—	(58)
U.S. EFFR	2.153%	11/10/2047	2,200	(99)	—	(99)
U.S. EFFR	2.17%	11/13/2047	2,320	(113)	—	(113)
U.S. EFFR	2.5635%	2/12/2048	4,528	(617)	—	(617)
2.98%	3-month USD-LIBOR	3/15/2048	300	51	—	51
2.9625%	3-month USD-LIBOR	3/15/2048	300	50	—	50
U.S. EFFR	2.4615%	3/15/2048	300	(34)	—	(34)
U.S. EFFR	2.485%	3/15/2048	300	(36)	—	(36)
2.917%	3-month USD-LIBOR	3/16/2048	600	94	—	94
U.S. EFFR	2.425%	3/16/2048	600	(64)	—	(64)
					$—	$(2,271)

1	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2	Coupon rate may change periodically.
3	Purchased on a TBA basis.
4	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $16,608,000, which represented 5.71% of the net assets of the fund.
5	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,163,000, which represented .40% of the net assets of the fund.
6	Index-linked bond whose principal amount moves with a government price index.
7	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $3,786,000, which represented 1.30% of the net assets of the fund.
8	Value determined using significant unobservable inputs.
9	Notional amount is calculated based on the number of contracts and notional contract size.
10	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol
CLO = Collateralized Loan Obligations	TBA = To-be-announced
EFFR = Effective Federal Funds Rate	USD/$ = U.S. dollars
LIBOR = London Interbank Offered Rate

American Funds Insurance Series — Mortgage Fund — Page 159 of 176

Ultra-Short Bond Fund

Investment portfolio

June 30, 2019

unaudited

Short-term securities 99.90% Commercial paper 65.47%	Principal amount (000)	Value (000)
ABN-AMRO North America Finance Inc. 2.44% due 8/21/20191	$6,600	$6,576
American Honda Finance Corp. 2.52% due 7/22/2019	8,300	8,287
Apple Inc. 2.24% due 7/8/20191	10,000	9,994
Bank of Nova Scotia 2.28% due 9/23/20191	5,000	4,970
BASF SE 2.18% due 7/30/20191	10,000	9,979
BNZ International Funding Ltd. 2.25% due 10/11/20191	10,086	10,017
Canadian Imperial Bank of Commerce 2.33% due 7/1/20191	9,300	9,298
Chariot Funding, LLC 2.27% due 9/20/20191	10,000	9,946
CRC Funding, LLC 2.48% due 8/14/20191	10,000	9,969
Credit Agricole North America, Inc. 2.33% due 7/19/2019	10,000	9,986
DBS Bank Ltd. 2.34% due 9/10/20191	4,800	4,777
Essilor International 2.48% due 8/6/20191	10,000	9,975
ExxonMobil Corp. 2.33% due 7/11/2019	5,500	5,495
IBM Corp. 2.34% due 7/12/20191	8,100	8,093
Kimberly-Clark Corp. 2.35% due 7/17/20191	4,800	4,794
Liberty Street Funding Corp. 2.34% due 9/20/20191	5,300	5,272
Oversea-Chinese Banking Corp. Ltd. 2.23% due 9/23/20191	10,000	9,944
Simon Property Group, LP 2.43% due 7/8/20191	10,400	10,393
Starbird Funding Corp. 2.42% due 7/2/20191	9,900	9,897
Svenska Handelsbanken Inc. 2.47% due 8/8/20191	8,000	7,978
Toronto-Dominion Bank 2.41% due 7/24/20191	7,700	7,687
Unilever Capital Corp. 2.30% due 9/3/20191	2,000	1,991
Victory Receivables Corp. 2.40% due 7/9/20191	11,600	11,591
		186,909
Bonds & notes of governments & government agencies outside the U.S. 14.17%
British Columbia (Province of) 2.33% due 7/10/2019	11,500	11,491
CPPIB Capital Inc. 2.40% due 7/18/2019	9,000	8,988
Export Development Canada 2.26% due 7/3/2019	10,000	9,997
KfW 2.30% due 7/23/20191	10,000	9,984
		40,460
Federal agency discount notes 11.41%
Federal Farm Credit Banks 2.37% due 7/19/2019	5,000	4,995
Federal Home Loan Bank 2.21%–2.41% due 7/12/2019–8/2/2019	27,600	27,559
		32,554
U.S. Treasury 8.85%
U.S. Treasury Bills 2.25%–2.37% due 7/11/2019–8/8/2019	25,300	25,269
Total short-term securities (cost: $285,230,000)		285,192
Total investment securities 99.90% (cost: $285,230,000)		285,192
Other assets less liabilities 0.10%		290
Net assets 100.00%		$285,482

American Funds Insurance Series — Ultra-Short Bond Fund — Page 160 of 176

unaudited

1	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $173,125,000, which represented 60.64% of the net assets of the fund.

American Funds Insurance Series — Ultra-Short Bond Fund — Page 161 of 176

U.S. Government/AAA-Rated Securities Fund

Investment portfolio

June 30, 2019

unaudited

Bonds, notes & other debt instruments 94.72% U.S. Treasury bonds & notes 47.34% U.S. Treasury 41.47%	Principal amount (000)	Value (000)
U.S. Treasury 2.25% 2020	$29,900	$29,954
U.S. Treasury 2.75% 2020	12,300	12,429
U.S. Treasury 1.125% 2021	31,950	31,525
U.S. Treasury 1.75% 20211	33,540	33,547
U.S. Treasury 2.00% 2021	46,300	46,610
U.S. Treasury 2.00% 2021	5,350	5,377
U.S. Treasury 2.125% 2021	23,450	23,647
U.S. Treasury 2.125% 2021	22,000	22,145
U.S. Treasury 2.25% 2021	23,580	23,812
U.S. Treasury 1.625% 2022	100	100
U.S. Treasury 1.75% 2022	174,300	174,396
U.S. Treasury 1.75% 2022	11,700	11,705
U.S. Treasury 1.875% 2022	63,000	63,244
U.S. Treasury 1.875% 2022	25,000	25,107
U.S. Treasury 1.875% 2022	23,000	23,111
U.S. Treasury 2.00% 2022	69,500	70,103
U.S. Treasury 2.00% 2022	16,010	16,153
U.S. Treasury 1.25% 20231	8,100	7,946
U.S. Treasury 1.375% 2023	7,000	6,896
U.S. Treasury 1.625% 2023	11,900	11,855
U.S. Treasury 1.625% 2023	10,000	9,962
U.S. Treasury 2.125% 20231	64,095	65,127
U.S. Treasury 2.625% 2023	17,255	17,802
U.S. Treasury 2.875% 2023	71,000	74,339
U.S. Treasury 2.875% 2023	22,500	23,580
U.S. Treasury 2.875% 2023	9,000	9,416
U.S. Treasury 2.00% 2024	65,800	66,582
U.S. Treasury 2.125% 2024	55,975	56,928
U.S. Treasury 2.125% 2024	26,000	26,437
U.S. Treasury 2.25% 2024	51,084	52,247
U.S. Treasury 2.25% 2024	6,500	6,642
U.S. Treasury 2.375% 2024	14,000	14,395
U.S. Treasury 2.50% 2024	44,000	45,523
U.S. Treasury 2.75% 2025	38,000	39,927
U.S. Treasury 2.875% 2025	13,000	13,766
U.S. Treasury 2.00% 2026	8,000	8,062
U.S. Treasury 2.875% 2028	14,000	15,039
U.S. Treasury 2.375% 2029	10,000	10,331
U.S. Treasury 2.875% 20491	12,000	12,861
		1,208,628
U.S. Treasury inflation-protected securities 5.87%
U.S. Treasury Inflation-Protected Security 0.125% 20222	11,627	11,563
U.S. Treasury Inflation-Protected Security 0.625% 20232	36,516	36,972
U.S. Treasury Inflation-Protected Security 0.25% 20252	23,883	23,939

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 162 of 176

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Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.375% 20272	$13,265	$13,407
U.S. Treasury Inflation-Protected Security 2.125% 20412	362	467
U.S. Treasury Inflation-Protected Security 0.75% 20421,2	22,264	22,411
U.S. Treasury Inflation-Protected Security 1.375% 20441,2	47,366	53,895
U.S. Treasury Inflation-Protected Security 1.00% 20462	2,863	3,009
U.S. Treasury Inflation-Protected Security 0.875% 20472	5,398	5,517
		171,180
Total U.S. Treasury bonds & notes		1,379,808
Mortgage-backed obligations 26.83% Federal agency mortgage-backed obligations 26.83%
Fannie Mae 6.50% 20373	26	30
Fannie Mae 7.00% 20373	54	60
Fannie Mae 7.00% 20373	6	7
Fannie Mae 6.00% 20383	16	17
Fannie Mae Pool #257104 6.50% 20283	145	161
Fannie Mae Pool #MA2746 4.00% 20363	7,417	7,763
Fannie Mae Pool #AS6870 4.00% 20363	5,916	6,192
Fannie Mae Pool #MA2588 4.00% 20363	1,855	1,954
Fannie Mae Pool #AH0351 4.50% 20413	1,022	1,098
Fannie Mae Pool #AI1862 5.00% 20413	744	820
Fannie Mae Pool #AI3510 5.00% 20413	498	549
Fannie Mae Pool #AJ0704 5.00% 20413	397	437
Fannie Mae Pool #AJ5391 5.00% 20413	262	288
Fannie Mae Pool #CA0770 3.50% 20473	14,686	15,106
Fannie Mae Pool #BH2597 4.00% 20473	29,849	31,139
Fannie Mae Pool #MA3384 4.00% 20483	12,511	12,993
Fannie Mae Pool #BJ0639 4.00% 20483	11,254	11,703
Fannie Mae Pool #BM2007 4.00% 20483	10,215	10,595
Fannie Mae Pool #MA3467 4.00% 20483	5,518	5,706
Fannie Mae Pool #BK0920 4.00% 20483	3,308	3,436
Fannie Mae Pool #BJ6169 4.00% 20483	280	292
Fannie Mae Pool #MA3443 4.00% 20483	151	156
Fannie Mae Pool #BN0558 4.00% 20483	23	24
Fannie Mae Pool #CA2055 4.50% 20483	40,140	42,201
Fannie Mae Pool #CA1709 4.50% 20483	39,550	41,613
Fannie Mae Pool #CA3099 4.50% 20483	5,485	5,756
Fannie Mae Pool #CA1563 4.50% 20483	4,576	4,816
Fannie Mae Pool #BN3309 4.50% 20483	1,124	1,176
Fannie Mae Pool #MA3496 4.50% 20483	747	781
Fannie Mae Pool #CA1389 4.50% 20483	173	183
Fannie Mae Pool #MA3692 3.50% 20493	4,571	4,679
Fannie Mae Pool #MA3615 4.00% 20493	755	780
Fannie Mae Pool #MA3665 4.50% 20493	785	820
Fannie Mae Pool #MA3639 4.50% 20493	502	525
Fannie Mae Pool #BJ7731 4.50% 20493	487	511
Fannie Mae, Series 2001-4, Class NA, 9.04% 20253,4	1	1
Fannie Mae, Series 2001-4, Class GA, 9.179% 20253,4	—5	—5
Fannie Mae, Series 2001-T10, Class A1, 7.00% 20413	61	71
Fannie Mae, Series 2012-M2, Class A2, Multi Family, 2.717% 20223	1,829	1,857
Fannie Mae, Series 2012-M3, Class 1A2, Multi Family, 3.044% 20223	1,675	1,705
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.319% 20233,4	1,792	1,858
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 20243,4	3,652	3,851

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 163 of 176

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Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 20363	$119	$106
Freddie Mac 5.50% 20243	284	295
Freddie Mac 3.50% 20333	22,563	23,342
Freddie Mac 5.00% 20403	914	994
Freddie Mac 5.00% 20413	1,664	1,833
Freddie Mac 4.00% 20433	389	412
Freddie Mac 3.50% 20473	16,358	16,848
Freddie Mac 3.50% 20473	13,088	13,480
Freddie Mac Pool #1H1354 4.64% 20363,4	217	230
Freddie Mac Pool #760014 3.347% 20453,4	1,540	1,567
Freddie Mac Pool #760015 3.17% 20473,4	1,236	1,250
Freddie Mac Pool #ZT2086 3.50% 20493	74,655	76,325
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 2.794% 20233,4	25	25
Freddie Mac, Series KGRP, Class A, Multi Family, (1-month USD-LIBOR + 0.38%) 2.811% 20203,4	234	234
Freddie Mac, Series K013, Class A1, Multi Family, 2.902% 20203	230	231
Freddie Mac, Series K019, Class A1, Multi Family, 1.459% 20213	235	234
Freddie Mac, Series K031, Class A1, Multi Family, 2.778% 20223	700	707
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 20233	1,735	1,750
Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 20233	400	417
Freddie Mac, Series K070, Class A2, Multi Family, 3.303% 20273,4	5,765	6,142
Freddie Mac, Series 3213, Class OG, principal only, 0% 20363	200	187
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.50% 20563	11,649	11,829
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 20563,4	11,025	11,186
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 20563	11,133	11,159
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.75% 20573,4	2,190	2,241
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 20573	39,923	40,675
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 20573	1,731	1,768
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 20283	42,449	44,246
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 20283	9,766	10,162
Government National Mortgage Assn. 3.75% 20343	1,179	1,226
Government National Mortgage Assn. 5.50% 20383	315	349
Government National Mortgage Assn. 5.50% 20383	126	134
Government National Mortgage Assn. 5.50% 20383	56	60
Government National Mortgage Assn. 6.00% 20383	210	240
Government National Mortgage Assn. 6.50% 20383	358	416
Government National Mortgage Assn. 6.50% 20383	107	123
Government National Mortgage Assn. 5.00% 20393	556	612
Government National Mortgage Assn. 6.00% 20393	195	214
Government National Mortgage Assn. 4.50% 20403	420	448
Government National Mortgage Assn. 5.50% 20403	6,072	6,477
Government National Mortgage Assn. 4.50% 20413	1,190	1,244
Government National Mortgage Assn. 5.00% 20413	2,100	2,198
Government National Mortgage Assn. 3.00% 20423	48	49
Government National Mortgage Assn. 3.50% 20433	1,651	1,722
Government National Mortgage Assn. 4.50% 20493	7,552	7,899
Government National Mortgage Assn. 4.50% 20493	842	881
Government National Mortgage Assn. 5.00% 20493	36,583	38,431
Government National Mortgage Assn. 5.00% 20493	20,007	21,008
Government National Mortgage Assn. 5.00% 20493	8	9
Government National Mortgage Assn. 5.00% 20493,6	6	6
Government National Mortgage Assn. 4.70% 20613	54	56
Government National Mortgage Assn. 4.70% 20613	19	20
Government National Mortgage Assn. 4.72% 20613	4	5

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 164 of 176

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Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 4.81% 20613	$9	$9
Government National Mortgage Assn. 5.177% 20613	545	550
Government National Mortgage Assn. 6.64% 20643	477	498
Government National Mortgage Assn. Pool #699537 5.50% 20383	134	146
Government National Mortgage Assn. Pool #MA5653 5.00% 20483	187	196
Government National Mortgage Assn. Pool #MA5876 4.00% 20493	32,102	33,308
Government National Mortgage Assn. Pool #MA5986 4.00% 20493	6,854	7,143
Government National Mortgage Assn. Pool #MA5931 4.00% 20493	1,092	1,137
Government National Mortgage Assn. Pool #MA5932 4.50% 20493	77,196	80,941
Government National Mortgage Assn. Pool #MA5987 4.50% 20493	27,010	28,245
Government National Mortgage Assn. Pool #MA5877 4.50% 20493	10,026	10,463
Government National Mortgage Assn. Pool #MA5711 4.50% 20493	4,347	4,549
Government National Mortgage Assn. Pool #MA5933 5.00% 20493	52	55
Government National Mortgage Assn. Pool #MA5988 5.00% 20493	27	28
Government National Mortgage Assn. Pool #MA5878 5.00% 20493	20	20
Government National Mortgage Assn. Pool #892950 3.663% 20603,4	1,181	1,206
Government National Mortgage Assn. Pool #756692 4.14% 20613	39	39
Government National Mortgage Assn. Pool #751409 4.289% 20613	72	72
Government National Mortgage Assn. Pool #765151 4.768% 20613	37	38
Government National Mortgage Assn. Pool #756695 4.795% 20613	20	21
Government National Mortgage Assn. Pool #756715 4.574% 20623	184	186
Government National Mortgage Assn. Pool #767610 4.685% 20623	11	11
Government National Mortgage Assn. Pool #759735 5.038% 20623	14	14
Government National Mortgage Assn. Pool #795471 5.155% 20623	24	25
Government National Mortgage Assn. Pool #767641 4.548% 20633	22	23
Government National Mortgage Assn. Pool #894475 4.736% 20633,4	3,247	3,409
Government National Mortgage Assn. Pool #795533 5.066% 20633	13	13
Government National Mortgage Assn. Pool #AG8149 3.083% 20643,4	372	377
Government National Mortgage Assn. Pool #AG8156 3.548% 20643,4	497	506
Government National Mortgage Assn. Pool #AG8194 4.547% 20643	201	204
Government National Mortgage Assn. Pool #894482 4.745% 20643,4	4,260	4,465
Government National Mortgage Assn. Pool #AG8150 5.014% 20643	59	60
Government National Mortgage Assn. Pool #AG8068 5.033% 20643	38	39
Government National Mortgage Assn. Pool #AG8155 5.139% 20643	127	129
Government National Mortgage Assn. Pool #AG8189 5.156% 20643	115	117
Government National Mortgage Assn. Pool #AG8171 5.324% 20643	2	2
Government National Mortgage Assn. Pool #AL7438 4.583% 20653	55	55
Government National Mortgage Assn., Series 2010-H23, Class PT, 5.351% 20603,4	2,229	2,248
Government National Mortgage Assn., Series 2012-H12, Class FT, (1-year CMT Weekly Rate + 0.70%) 3.13% 20623,4	1,930	1,946
Government National Mortgage Assn., Series 2012-H20, Class PT, 3.259% 20623,4	2,383	2,408
National Credit Union Administration, Series 2011-R3, Class 1A, (1-month USD-LIBOR + 0.40%) 2.813% 20203,4	221	222
National Credit Union Administration, Series 2011-R2, Class 1A, (1-month USD-LIBOR + 0.40%) 2.819% 20203,4	72	72
National Credit Union Administration, Series 2011-R1, Class 1A, (1-month USD-LIBOR + 0.45%) 2.881% 20203,4	138	138
Uniform Mortgage-Backed Security 4.00% 20493	997	1,030
Vendee Mortgage Trust, Series 2011-2, Class DA, 3.75% 20333	3,812	3,843
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 20353	4,389	4,483
Total mortgage-backed obligations		782,101

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 165 of 176

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Bonds, notes & other debt instruments (continued) Federal agency bonds & notes 20.55%	Principal amount (000)	Value (000)
Export-Import Bank of the United States-Guaranteed, VCK Lease SA 2.591% 2026	$856	$871
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026	610	622
Fannie Mae 1.25% 2021	2,900	2,865
Fannie Mae 2.75% 2021	26,500	26,993
Fannie Mae 2.875% 2023	36,000	37,561
Fannie Mae 7.125% 2030	4,000	5,813
Federal Home Loan Bank 3.375% 2023	16,715	17,757
Federal Home Loan Bank 3.25% 2028	13,000	14,145
Federal Home Loan Bank 5.50% 2036	600	832
Freddie Mac 2.375% 2021	100,000	100,850
Private Export Funding Corp. 1.45% 2019	17,500	17,478
Private Export Funding Corp. 2.25% 2020	5,000	5,002
Private Export Funding Corp. 3.266% 20217	34,000	35,077
Private Export Funding Corp. 3.55% 2024	6,340	6,782
Small Business Administration, Series 2001-20K, 5.34% 2021	27	28
Small Business Administration, Series 2001-20J, 5.76% 2021	10	10
Small Business Administration, Series 2001-20F, 6.44% 2021	35	36
Small Business Administration, Series 2003-20B, 4.84% 2023	117	120
Tennessee Valley Authority 2.875% 2027	10,000	10,469
Tennessee Valley Authority 4.65% 2035	2,330	2,838
Tennessee Valley Authority 5.88% 2036	1,750	2,417
Tennessee Valley Authority, Series A, 3.875% 2021	32,975	34,024
Tennessee Valley Authority, Series A, 4.625% 2060	250	332
TVA Southaven 3.846% 2033	1,269	1,348
U.S. Agency for International Development, Iraq (State of) 2.149% 2022	6,670	6,706
U.S. Agency for International Development, Jordan (Kingdom of) 2.503% 2020	88,000	88,717
U.S. Agency for International Development, Jordan (Kingdom of) 2.578% 2022	43,000	43,759
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 2025	43,250	45,397
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 2026	3,171	3,771
U.S. Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	3,000	2,968
U.S. Agency for International Development, Ukraine 1.471% 2021	4,410	4,362
U.S. Department of Housing and Urban Development, Series 2015-A-6, 1.98% 2020	11,510	11,524
U.S. Department of Housing and Urban Development, Series 2015-A-7, 2.35% 2021	5,000	5,044
U.S. Department of Housing and Urban Development, Series 2015-A-8, 2.45% 2022	8,000	8,134
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 2023	2,000	2,073
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 2024	3,000	3,139
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 2025	3,515	3,696
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 2026	3,500	3,691
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 2027	15,332	16,191
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 2028	5,106	5,406
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 2029	3,500	3,725
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 2030	3,307	3,465
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 2031	3,300	3,450
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 2032	3,177	3,257
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 2033	2,734	2,858
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 2034	651	676
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., 3.49% 2029	791	839
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., 3.82% 2032	892	969
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., 3.938% 2032	729	803
		598,890
Total bonds, notes & other debt instruments (cost: $2,708,625,000)		2,760,799

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 166 of 176

unaudited

Short-term securities 7.23% Commercial paper 7.23%	Principal amount (000)	Value (000)
Bank of New York Co., Inc. 2.33% due 7/31/2019	$28,300	$28,238
CAFCO, LLC 2.30% due 8/28/20197	14,500	14,445
Eli Lilly and Co. 2.38% due 7/11/20197	70,000	69,941
Paccar Financial Corp. 2.42% due 7/2/2019	28,500	28,493
Sumitomo Mitsui Banking Corp. 2.30% due 7/19/20197	69,800	69,704
		210,821
Total short-term securities (cost: $210,863,000)		210,821
Total investment securities 101.95% (cost: $2,919,488,000)		2,971,620
Other assets less liabilities (1.95)%		(56,832)
Net assets 100.00%		$2,914,788

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount8 (000)	Value at 6/30/20199 (000)	Unrealized appreciation (depreciation) at 6/30/2019 (000)
90 Day Euro Dollar Futures	Long	565	March 2020	$141,250	$138,835	$578
2 Year U.S. Treasury Note Futures	Long	6,123	October 2019	1,224,600	1,317,545	6,803
5 Year U.S. Treasury Note Futures	Long	8,276	October 2019	827,600	977,861	13,710
10 Year U.S. Treasury Note Futures	Long	2,180	September 2019	218,000	278,972	3,127
10 Year Ultra U.S. Treasury Note Futures	Short	772	September 2019	(77,200)	(106,633)	(1,612)
20 Year U.S. Treasury Bond Futures	Long	108	September 2019	10,800	16,804	448
30 Year Ultra U.S. Treasury Bond Futures	Long	577	September 2019	57,700	102,454	1,081
						$24,135

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2019 (000)
2.337%	U.S. EFFR	7/31/2019	$801,000	$(22)	$—	$(22)
2.325%	U.S. EFFR	7/31/2019	863,500	(33)	—	(33)
2.305%	U.S. EFFR	7/31/2019	863,500	(48)	—	(48)
U.S. EFFR	2.039%	9/18/2019	1,623,000	(23)	—	(23)
U.S. EFFR	2.064%	10/30/2019	1,632,100	(331)	—	(331)
1.997%	U.S. EFFR	2/13/2020	60,900	30	—	30
1.989%	U.S. EFFR	2/13/2020	61,000	27	—	27
3-month USD-LIBOR	2.761%	4/27/2020	100,000	(547)	—	(547)
3-month USD-LIBOR	2.8025%	8/15/2020	101,840	(929)	—	(929)
3-month USD-LIBOR	2.806%	8/29/2020	34,300	(323)	—	(323)
2.48%	U.S. EFFR	12/20/2020	82,529	1,019	—	1,019
2.4825%	U.S. EFFR	12/26/2020	500,513	6,307	—	6,307
2.3485%	U.S. EFFR	1/7/2021	61,005	664	—	664
2.3355%	U.S. EFFR	1/7/2021	57,995	620	—	620
2.3995%	U.S. EFFR	1/11/2021	25,200	297	—	297
2.4035%	U.S. EFFR	1/11/2021	18,800	222	—	222
2.3755%	U.S. EFFR	2/6/2021	129,000	1,574	—	1,574

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 167 of 176

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Swap contracts  (continued)

Interest rate swaps  (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2019 (000)
2.284%	U.S. EFFR	3/19/2021	$65,000	$764	$—	$764
2.1125%	U.S. EFFR	3/28/2021	78,800	713	—	713
3-month USD-LIBOR	2.367%	3/28/2021	234,200	(2,170)	—	(2,170)
3-month USD-LIBOR	2.348%	4/1/2021	264,000	(2,365)	—	(2,365)
2.197%	U.S. EFFR	4/15/2021	174,000	1,900	—	1,900
2.19875%	U.S. EFFR	5/7/2021	62,000	713	—	713
1.605%	U.S. EFFR	6/20/2021	116,816	106	—	106
1.7775%	3-month USD-LIBOR	6/21/2021	235,900	(115)	—	(115)
3-month USD-LIBOR	1.217%	9/22/2021	60,000	729	—	729
3-month USD-LIBOR	1.225%	9/22/2021	60,000	719	—	719
3-month USD-LIBOR	1.2255%	9/23/2021	5,000	60	—	60
3-month USD-LIBOR	2.2175%	3/17/2022	52,000	(646)	—	(646)
2.197%	U.S. EFFR	4/18/2022	47,400	905	—	905
3-month USD-LIBOR	1.75918%	4/29/2022	58,000	(23)	—	(23)
2.5775%	U.S. EFFR	7/16/2022	181,639	2,105	—	2,105
3-month USD-LIBOR	1.948%	7/28/2022	20,000	(126)	—	(126)
2.80%	3-month USD-LIBOR	9/2/2022	280,000	6,485	—	6,485
2.75%	3-month USD-LIBOR	9/2/2022	280,000	6,216	—	6,216
2.009%	3-month USD-LIBOR	10/4/2022	50,000	441	—	441
3-month USD-LIBOR	2.6778%	2/12/2023	51,000	(1,682)	—	(1,682)
3-month USD-LIBOR	3.0965%	10/31/2023	46,055	(2,613)	—	(2,613)
3-month USD-LIBOR	3.09009%	10/31/2023	46,320	(2,616)	—	(2,616)
3-month USD-LIBOR	2.0955%	2/10/2024	14,300	(220)	—	(220)
3-month USD-LIBOR	2.0815%	2/10/2024	28,700	(423)	—	(423)
2.21875%	U.S. EFFR	3/14/2024	54,000	1,758	—	1,758
3-month USD-LIBOR	2.3875%	3/17/2024	160,700	(4,652)	—	(4,652)
3-month USD-LIBOR	2.21079%	3/27/2024	48,318	(1,026)	—	(1,026)
3-month USD-LIBOR	2.33%	5/2/2024	48,460	(1,286)	—	(1,286)
3-month USD-LIBOR	2.588%	1/26/2025	15,600	(674)	—	(674)
3-month USD-LIBOR	2.27%	12/5/2026	44,900	(1,309)	—	(1,309)
3-month USD-LIBOR	2.24%	12/5/2026	55,100	(1,491)	—	(1,491)
2.91%	3-month USD-LIBOR	2/1/2028	16,000	640	—	640
2.908%	3-month USD-LIBOR	2/1/2028	16,000	638	—	638
2.925%	3-month USD-LIBOR	2/1/2028	12,800	520	—	520
2.92%	3-month USD-LIBOR	2/2/2028	12,200	493	—	493
U.S. EFFR	2.5065%	3/22/2028	8,700	(606)	—	(606)
U.S. EFFR	2.535%	3/23/2028	6,700	(482)	—	(482)
U.S. EFFR	2.471%	3/27/2028	8,100	(541)	—	(541)
U.S. EFFR	2.4575%	3/29/2028	9,638	(633)	—	(633)
U.S. EFFR	2.424%	3/30/2028	8,160	(513)	—	(513)
U.S. EFFR	2.412%	4/5/2028	3,702	(229)	—	(229)
3-month USD-LIBOR	2.357%	3/27/2029	25,175	(934)	—	(934)
3-month USD-LIBOR	1.9675%	6/21/2029	50,700	(54)	—	(54)
3-month USD-LIBOR	2.97125%	9/2/2030	62,000	(5,397)	—	(5,397)
3-month USD-LIBOR	3.005%	9/2/2030	62,000	(5,586)	—	(5,586)
3-month USD-LIBOR	2.986%	2/1/2038	7,800	(336)	—	(336)
3-month USD-LIBOR	2.9625%	2/1/2038	9,800	(404)	—	(404)
3-month USD-LIBOR	2.963%	2/1/2038	9,800	(405)	—	(405)
3-month USD-LIBOR	2.967%	2/2/2038	7,600	(316)	—	(316)
3-month USD-LIBOR	3.34%	6/27/2044	10,000	(2,274)	—	(2,274)

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 168 of 176

unaudited

Swap contracts  (continued)

Interest rate swaps  (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2019 (000)	Upfront payments/ receipts (000)	Unrealized (depreciation) appreciation at 6/30/2019 (000)
3-month USD-LIBOR	3.206%	7/31/2044	$16,000	$(3,219)	$—	$(3,219)
3-month USD-LIBOR	3.238%	8/8/2044	16,000	(3,319)	—	(3,319)
3-month USD-LIBOR	2.7045%	1/2/2045	12,000	(1,225)	—	(1,225)
3-month USD-LIBOR	2.4945%	1/9/2045	2,000	(119)	—	(119)
3-month USD-LIBOR	2.5055%	1/9/2045	11,000	(680)	—	(680)
3-month USD-LIBOR	2.52822%	11/23/2045	4,390	(297)	—	(297)
U.S. EFFR	2.166%	10/23/2047	10,000	(478)	—	(478)
U.S. EFFR	2.145%	11/9/2047	15,400	(666)	—	(666)
U.S. EFFR	2.155%	11/10/2047	8,640	(392)	—	(392)
U.S. EFFR	2.153%	11/10/2047	15,300	(688)	—	(688)
U.S. EFFR	2.17%	11/13/2047	15,660	(763)	—	(763)
U.S. EFFR	2.5635%	2/12/2048	33,204	(4,528)	—	(4,528)
U.S. EFFR	2.4615%	3/15/2048	2,000	(228)	—	(228)
U.S. EFFR	2.485%	3/15/2048	2,000	(238)	—	(238)
U.S. EFFR	2.425%	3/16/2048	4,100	(434)	—	(434)
U.S. EFFR	2.505%	3/22/2048	4,300	(532)	—	(532)
U.S. EFFR	2.52%	8/24/2048	4,500	(578)	—	(578)
					$—	$(26,122)

1	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $44,549,000, which represented 1.53% of the net assets of the fund.
2	Index-linked bond whose principal amount moves with a government price index.
3	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4	Coupon rate may change periodically.
5	Amount less than one thousand.
6	Purchased on a TBA basis.
7	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $189,167,000, which represented 6.49% of the net assets of the fund.
8	Notional amount is calculated based on the number of contracts and notional contract size.
9	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol
CMT = Constant Maturity Treasury
EFFR = Effective Federal Funds Rate
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
USD/$ = U.S. dollars

American Funds Insurance Series — U.S. Government/AAA-Rated Securities Fund — Page 169 of 176

Managed Risk Growth Fund

Investment portfolio

June 30, 2019

unaudited

Growth funds 80.33%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	4,379,254	$319,116
Total growth funds (cost: $310,329,000)		319,116
Fixed income funds 15.07%
American Funds Insurance Series – Bond Fund, Class 1	5,385,043	59,882
Total fixed income funds (cost: $58,127,000)		59,882
Short-term securities 4.64%
Government Cash Management Fund	18,453,168	18,453
Total short-term securities (cost: $18,453,000)		18,453
Total investment securities 100.04% (cost: $386,909,000)		397,451
Other assets less liabilities (0.04)%		(166)
Net assets 100.00%		$397,285

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount1 (000)	Value at 6/30/20192 (000)	Unrealized appreciation at 6/30/2019 (000)
5 Year U.S. Treasury Note Futures	Long	176	September 2019	$17,600	$20,796	$171

1	Notional amount is calculated based on the number of contracts and notional contract size.
2	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series — Managed Risk Growth Fund — Page 170 of 176

Managed Risk International Fund

Investment portfolio

June 30, 2019

unaudited

Growth funds 81.74%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,766,242	$133,633
Total growth funds (cost: $125,851,000)		133,633
Fixed income funds 15.02%
American Funds Insurance Series – Bond Fund, Class 1	2,208,551	24,559
Total fixed income funds (cost: $23,937,000)		24,559
Short-term securities 3.31%
Government Cash Management Fund	5,406,881	5,407
Total short-term securities (cost: $5,407,000)		5,407
Total investment securities 100.07% (cost: $155,195,000)		163,599
Other assets less liabilities (0.07)%		(109)
Net assets 100.00%		$163,490

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount1 (000)	Value at 6/30/20192 (000)	Unrealized appreciation at 6/30/2019 (000)
5 Year U.S. Treasury Note Futures	Long	52	September 2019	$5,200	$6,144	$77

1	Notional amount is calculated based on the number of contracts and notional contract size.
2	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series — Managed Risk International Fund — Page 171 of 176

Managed Risk Blue Chip
Income and Growth Fund

Investment portfolio

June 30, 2019

unaudited

Growth-and-income funds 80.48%	Shares	Value (000)
American Funds Insurance Series – Blue Chip Income and Growth Fund, Class 1	22,572,855	$284,644
Total growth-and-income funds (cost: $302,622,000)		284,644
Fixed income funds 14.98%
American Funds Insurance Series – U.S. Government/AAA-Rated Securities Fund, Class 1	4,256,895	52,998
Total fixed income funds (cost: $51,724,000)		52,998
Short-term securities 4.60%
Government Cash Management Fund	16,260,701	16,261
Total short-term securities (cost: $16,261,000)		16,261
Total investment securities 100.06% (cost: $370,607,000)		353,903
Other assets less liabilities (0.06)%		(218)
Net assets 100.00%		$353,685

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount1 (000)	Value at 6/30/20192 (000)	Unrealized appreciation at 6/30/2019 (000)
5 Year U.S. Treasury Note Futures	Long	156	September 2019	$15,600	$18,432	$124

1	Notional amount is calculated based on the number of contracts and notional contract size.
2	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series — Managed Risk Blue Chip Income and Growth Fund — Page 172 of 176

Managed Risk Growth-Income Fund

Investment portfolio

June 30, 2019

unaudited

Growth-and-income funds 80.09%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	36,295,689	$1,716,423
Total growth-and-income funds (cost: $1,674,045,000)		1,716,423
Fixed income funds 15.03%
American Funds Insurance Series – Bond Fund, Class 1	28,964,402	322,084
Total fixed income funds (cost: $302,916,000)		322,084
Short-term securities 4.60%
Government Cash Management Fund	98,442,508	98,443
Total short-term securities (cost: $98,443,000)		98,443
Options purchased 0.19%
Options purchased*		4,101
Total options purchased (cost: $14,339,000)		4,101
Total investment securities 99.91% (cost: $2,089,743,000)		2,141,051
Other assets less liabilities 0.09%		1,997
Net assets 100.00%		$2,143,048

*Options purchased

Put

Description	Number of contracts	Notional amount (000)	Exercise price	Expiration date	Value at 6/30/2019 (000)
S&P 500 Index	620	$1,824	$1,850.00	9/20/2019	$47
S&P 500 Index	1,155	3,398	1,875.00	9/20/2019	92
S&P 500 Index	1,200	3,530	1,900.00	9/20/2019	108
S&P 500 Index	330	971	1,925.00	9/20/2019	31
S&P 500 Index	1,225	3,604	1,975.00	9/20/2019	141
S&P 500 Index	365	1,074	2,000.00	9/20/2019	46
S&P 500 Index	930	2,736	2,025.00	9/20/2019	121
S&P 500 Index	425	1,250	2,200.00	9/20/2019	106
S&P 500 Index	3,195	9,399	2,150.00	12/20/2019	2,492
S&P 500 Index	670	1,971	2,175.00	12/20/2019	569
S&P 500 Index	35	103	2,200.00	12/20/2019	34
S&P 500 Index	150	441	2,225.00	12/20/2019	153
S&P 500 Index	135	397	2,275.00	12/20/2019	161
					$4,101

American Funds Insurance Series — Managed Risk Growth-Income Fund — Page 173 of 176

unaudited

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount1 (000)	Value at 6/30/20192 (000)	Unrealized appreciation at 6/30/2019 (000)
5 Year U.S. Treasury Note Futures	Long	1,008	September 2019	$100,800	$119,101	$1,476
S&P 500 E-mini Index Contracts	Long	366	September 2019	18	53,879	836
						$2,312

1	Notional amount is calculated based on the number of contracts and notional contract size.
2	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series — Managed Risk Growth-Income Fund — Page 174 of 176

Managed Risk Asset Allocation Fund

Investment portfolio

June 30, 2019

unaudited

Asset allocation funds 96.70%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	116,101,695	$2,618,094
Total asset allocation funds (cost: $2,531,679,000)		2,618,094
Short-term securities 3.36%
Government Cash Management Fund	90,932,387	90,932
Total short-term securities (cost: $90,932,000)		90,932
Total investment securities 100.06% (cost: $2,622,611,000)		2,709,026
Other assets less liabilities (0.06)%		(1,691)
Net assets 100.00%		$2,707,335

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount1 (000)	Value at 6/30/20192 (000)	Unrealized appreciation at 6/30/2019 (000)
5 Year U.S. Treasury Note Futures	Long	873	September 2019	$87,300	$103,150	$1,321

1	Notional amount is calculated based on the number of contracts and notional contract size.
2	Value is calculated based on the notional amount and current market price.

American Funds Insurance Series — Managed Risk Asset Allocation Fund — Page 175 of 176

unaudited

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectus and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

American Funds Distributors, Inc., member FINRA.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

© 2019 Capital Group. All rights reserved.

INGEFPX-998-0819O-S73132	American Funds Insurance Series — Managed Risk Asset Allocation Fund — Page 176 of 176

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INSURANCE SERIES

By __/s/ Maria Manotok____________________
Maria Manotok, Executive Vice President and Principal Executive Officer

Date: August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Maria Manotok_________________
Maria Manotok, Executive Vice President and Principal Executive Officer

Date: August 30, 2019

By ___/s/ Gregory F. Niland __________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: August 30, 2019